[LETTERHEAD OF PROVIDIAN CORPORATION]                             [LOGO]


February 1996



Dear Valued Customer:

Enclosed are the annual reports for the portfolios available in your Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, just call one of our customer service representatives at 1-800-866-6007, 8 a.m. to 6 p.m. EST, Monday through Friday.

Providian Life and Health is proud to have you as our customer.

Sincerely,



Jeff Lammers
Senior Vice President
National Sales Director




Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND
MONEY MARKET PORTFOLIO
HIGH INCOME PORTFOLIO
EQUITY-INCOME PORTFOLIO
GROWTH PORTFOLIO
OVERSEAS PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



MARKET ENVIRONMENT                  VIPF-3    A REVIEW OF WHAT HAPPENED DURING THE PAST YEAR

MONEY MARKET PORTFOLIO              VIPF-4    PERFORMANCE
                                    VIPF-5    FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-6    INVESTMENTS
                                    VIPF-9    FINANCIAL STATEMENTS

HIGH INCOME PORTFOLIO               VIPF-11   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-12   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-13   INVESTMENTS
                                    VIPF-19   FINANCIAL STATEMENTS

EQUITY-INCOME PORTFOLIO             VIPF-21   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-22   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-23   INVESTMENTS
                                    VIPF-27   FINANCIAL STATEMENTS

GROWTH PORTFOLIO                    VIPF-29   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-30   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-31   INVESTMENTS
                                    VIPF-35   FINANCIAL STATEMENTS

OVERSEAS PORTFOLIO                  VIPF-37   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPF-38   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPF-39   INVESTMENTS
                                    VIPF-44   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       VIPF-46   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS   VIPF-50   THE AUDITORS' OPINION

DISTRIBUTIONS                       VIPF-51


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets rebounded in 1995, after experiencing volatility and inconsistent returns in 1994. Returns were fueled by declining interest rates, moderate economic growth, sustained corporate earnings growth and a relative absence of inflation. The U.S. stock market outpaced counterparts in the developed world and those in emerging markets. Returns from bond markets overseas generally topped those provided by the U.S., although the U.S. bond market still was quite strong.
U.S. STOCK MARKETS
The Standard & Poor's Composite Index of 500 Stocks - a broad measure of U.S. stock performance - rose 37.58% for the 12 months ended December 31, 1995, well above the market's long-term average annual return. The NASDAQ Composite Index - a measure of small stock performance - rose 39.92% (excluding dividends). The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 36.72%, closing above 5000 for the first time in November.
Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns. With inflation posing little threat, interest rates fell during much of 1995. The Federal Reserve Board cut short-term interest rates twice, in July and December. Lower interest rates helped bolster earnings, as they reduced companies' borrowing costs. A relatively weak dollar also helped sustain earnings, with American products and services remaining fairly cheap overseas. Investor sentiment toward the stock market was extremely positive, evidenced by a flurry of successful initial public offerings throughout the year.
Market activity was marked by rapid sector rotation, with investors reacting swiftly to breaking news. Technology was one of the best performing market sectors until the fourth quarter, fueled by improving earnings associated with strong growth in personal computers and related products. Internet-related stocks posted extremely strong share price gains. Although increases in cellular subscriptions helped semiconductor stocks earlier in the year, that industry saw share price drops later in the year due to concerns about over-capacity. Expanding inventories and evidence of an economic slowdown hurt technology stocks later in the year. Biotechnology issues saw a resurgence, partly because the sector had struggled to the point where valuations - stock prices relative to other measures such as earnings - appeared attractive. Consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks showed strength as investors sought companies that traditionally have steady earnings growth regardless of the economic environment.
Cyclical stocks - those that usually rise and fall with the economy - provided subpar returns during 1995 as a result of over-capacity and evidence the economy was slowing. Industrial commodities, such as chemicals and paper, faltered due to decreased demand, despite the prospect for renewed economic growth - and concurrent future earnings growth - resulting from interest rate declines. On the other hand, lower interest rates and continued merger and acquisition activity helped financial stocks perform well. Regional Bell operating companies - RBOCs or "Baby Bells"-performed well in the second half of the year, because they offered strong yields, and because of their potential for growth as they enter new businesses. FOREIGN STOCK MARKETS
Foreign stock markets showed mixed results in 1995. The Morgan Stanley EAFE (Europe, Australasia, Far East) index was up 11.21%. Although interest rates declined in most European countries, economies were generally stagnant. While equity indexes in some countries posted strong returns, in some cases these results were due to the strong performance of large companies that made up a significant portion of the index, such as Nokia in Finland and Ericsson in Sweden. The Morgan Stanley Europe Index rose 21.62% in 1995. Japanese companies were hindered by a strong yen - which made their products expensive overseas - and a weak economy earlier in the year. However, in the fourth quarter of the year, both the Japanese market and economy started to rebound. According to Morgan Stanley Capital International, Japanese stocks rose 0.69% in U.S. dollars for the year. Emerging markets struggled in 1995, hurt by a lack of capital inflows caused by Mexico's peso devaluation in December 1994. This negative sentiment contributed to the -5.21% return of the Morgan Stanley Emerging Markets Free Index in 1995.
U.S. BOND MARKETS
U.S. bond markets posted strong returns in 1995. The Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - posted a total return of 18.47% in 1995. A strong, year-long rally helped bonds recover from the effects of the sharply rising interest rates seen in 1994. Indications of a slowing economy and a relative absence of inflation pressures encouraged bond investors, helping to push interest rates lower. Prospects for a balanced budget agreement also helped to fuel optimism in the markets. Monetary policy also played a role in the bond market's performance. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered the fed funds rates twice, in July and December. Mortgage-backed securities also benefited from this environment, as illustrated by the performance of the Salomon Brothers Mortgage Index, which returned 16.77% during the year. The high-yield bond market also turned in a strong performance in 1995, driven by generally good earnings, strong demand for high-yield bonds among investors searching for high current income and declining interest rates. The Merrill Lynch High Yield Master Index rose 19.91%.
FOREIGN BOND MARKETS
Both developed and emerging fixed-income markets recorded strong returns in 1995. For the 12 months ended December 31, 1995, the Salomon Brothers World Government Bond Index - a proxy of bond market performance in developed nations including the U.S. - rose 19.04%. Bond markets in developed countries benefited from slow economic growth and relatively low inflation pressures. This led to a more favorable interest rate environment, as the central banks of the U.S., Germany and Great Britain all lowered their respective short-term interest rates. Emerging markets shrugged off the fallout from December 1994's Mexican peso devaluation to record strong returns. The J.P. Morgan Emerging Markets Bond Index posted a 27.54% return for the year. The bulk of emerging markets' total return came from a springtime rally following the announcement of a $50 billion bailout package for Mexico by the U.S. Treasury and the International Monetary Fund.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects both the change in a fund's share price over a given period, and reinvestment of its dividends (or income). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1995    YEAR     YEARS    YEARS

Money Market         5.87%    4.66%    6.09%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
Recent U.S. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.AVERAGETURNS
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.609999999999999
Row: 1, Col: 2, Value: 2.74
Row: 2, Col: 1, Value: 5.91
Row: 2, Col: 2, Value: 2.89
Row: 3, Col: 1, Value: 5.85
Row: 3, Col: 2, Value: 2.87
Row: 4, Col: 1, Value: 5.64
Row: 4, Col: 2, Value: 2.86
Row: 5, Col: 1, Value: 5.56
Row: 5, Col: 2, Value: 2.83
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/28/94 3/29/95 6/28/95 9/27/95 12/27/95

 Money Market 5.61% 5.91% 5.85% 5.64% 5.56%

 MMDA 2.74% 2.89% 2.87% 2.86% 2.83%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. This is compared to similar yields for the average bank money market deposit account (MMDA). The MMDA average is supplied by BANK RATE MONITOR.(Trademark)

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Bob Litterst, Portfolio
Manager of Money
Market Portfolio
Q. BOB, HOW HAVE MARKET CONDITIONS CHANGED DURING THE PAST YEAR?
A. Ironically, the interest rate banks charge each other for overnight loans-known as the federal funds rate-ended the year exactly where it started, at 5.50%. But if we compare market conditions a year ago to those that prevailed at the close of the period, the difference is like night and day. As 1995 began, the Fed was still in a restrictive mode, raising interest rates as a means of slowing down the economic growth rate and preventing an outbreak of inflation. After a torrid fourth quarter-during which the economy expanded at an annual rate of more than 5%-most market participants expected growth to continue at a fast pace and interest rates to keep rising in 1995. That view was apparently confirmed when the Fed increased the federal funds rate again in February to 6.00%. As it turned out, however, that was the last rate increase in the cycle. Already, signs of weakness were appearing among the key economic indicators, heralding a dramatic slowdown in the first half of 1995.
Q. HOW DID THE FED REACT TO CHANGING CONDITIONS?
A. By gradually lowering interest rates. When growth slowed to an annual growth rate of 1.3% during the second quarter of 1995, from 2.7% during the first quarter, warnings arose from some quarters that the economy was in danger of slipping back into recession. Such warnings were undoubtedly a factor in the Fed's decision to lower the federal funds rate one-quarter percentage point on July 6, 1995. Growth picked up again in the third quarter, when the economy expanded at an annual rate of 4.2%. But indications are that the fourth quarter numbers, when they're released in January, will show a return to slower growth. The Fed apparently thinks so. It lowered the federal funds rate another one-quarter percentage point on December 19, 1995, bringing it back down to 5.50%. At present, conditions appear stable, characterized by moderate growth, stable to declining interest rates and mild inflation.
Q. HOW DID YOU POSITION THE FUND DURING THE PERIOD?
A. The fund's average maturity a year ago December, when the period began, was 39 days. That's a rather defensive number and reflects my expectation at the time that interest rates were likely to go higher. However, after the Fed rate increase in February, I began extending the fund's average maturity out towards 60 days. By then, market expectations for higher rates struck me as too severe, and therefore unlikely to be realized. I shortened up slightly during the third quarter in response to a shift in the money market yield curve that favored shorter trades over longer trades. By year-end, however, I was back out around 70 days. That's anywhere from 10 to 15 days longer than most other funds in my competitive universe, and reflects my view that short-term rates are more likely to fall than rise over the next six months.
Q. HOW HAS THE COMPOSITION OF ASSETS CHANGED DURING THE PERIOD?
A. The percentage of variable rate instruments has risen slightly since last fall to around 23%. Variable rate securities have interest rates that reset at daily, weekly, monthly and quarterly intervals. Most of those the fund invests in are pegged to traditional money market interest rates, such as the federal funds rate, the prime rate and the London Interbank Offered Rate, or LIBOR. In the current environment, with interest rates likely to keep falling, I've tended to favor variable rate securities that reset quarterly over those that reset more frequently.
Q. WHAT'S THE OUTLOOK?
A. Not at all what it was a year ago, at least for the short-term. I'm basing my investment decisions on the likelihood of continued moderate growth, stable to declining interest rates and mild inflationary pressures. I think there's a good chance the Fed will lower interest rates at least one more time, possibly if and when the warring parties in Washington finally agree on a balanced budget. The Fed has long been an advocate of a balanced budget, and would likely respond to a credible agreement with a rate cut. On the other hand, with the economy expanding near the Fed's target growth rate and little chance of a recession, I don't expect further dramatic reductions in interest rates. That's why I'll likely keep the fund's average around 60 days, possibly longer. That puts the fund in a good position to benefit from stable to declining rates while leaving me with some flexibility to respond if market conditions suddenly change.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: income and share price stability by investing in high quality, short-term instruments
START DATE: April 1, 1982
SIZE: As of December 31, 1995, more than
$808 million
MANAGER: Robert Litterst, since 1992; manager,
Capital Reserves Money Market, Fidelity Cash
Reserves, Fidelity Money Market Trust:
Retirement Money Market, since 1992; joined
Fidelity in 1991
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.3%
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
DOMESTIC BANKERS' ACCEPTANCES
CHEMICAL BANK
1/31/96 5.94% $ 524,312 $ 521,619
3/26/96 5.88  2,000,000  1,972,354
TOTAL BANKERS' ACCEPTANCES   2,493,973
CERTIFICATES OF DEPOSIT - 22.2%
NEW YORK BRANCH, EURODOLLAR, DOMESTIC BANKS - 0.6%
BANK OF NEW YORK
5/9/96 5.65  5,000,000  5,009,008
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 11.6%
BANQUE NATIONALE DE PARIS
2/9/96 5.80  1,000,000  1,001,059
BAYERISCHE HYPOTHEKEN-UND WESCHEL
4/12/96 5.77  10,000,000  10,000,281
BAYERISCHE LANDESBANK GIROZENTRALE
10/30/96 5.87  10,000,000  10,000,000
BAYERISCHE VEREINSBANK A.G.
1/4/96 5.95  10,000,000  10,000,000
COMMERZBANK, GERMANY
3/8/96 5.80  5,000,000  5,007,235
DEUTSCHE BANK, A.G.
4/22/96 5.77  5,000,000  5,000,000
DRESDNER BANK, A.G.
3/15/96 5.87  3,000,000  3,003,713
3/15/96 6.44  1,000,000  1,000,257
ROYAL BANK OF CANADA
3/27/96 5.75  5,000,000  5,000,000
SOCIETE GENERALE
1/16/96 5.84  5,000,000  5,000,000
SWISS BANK CORP.
2/29/96 5.73  15,000,000  15,000,000
3/25/96 5.75  5,000,000  5,000,000
5/6/96 5.47 (c)  10,000,000  10,000,000
WESTDEUTSCHE LANDESBANK
4/3/96 5.78  5,000,000  5,009,308
WESTPAC BANKING CORP.
4/3/96 5.68  5,000,000  5,010,707
  95,032,560
LONDON BRANCH, EURODOLLAR, DOMESTIC BANKS - 2.5%
CHEMICAL BANK
3/27/96 5.81  10,000,000  10,000,000
MORGAN GUARANTY TRUST CO.
2/7/96 5.78  5,000,000  5,000,104
4/4/96 5.74  5,000,000  5,000,564
  20,000,668
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 7.5%
ABN-AMRO BANK
3/13/96 5.72  3,000,000  3,000,975
4/22/96 5.70  1,000,000  1,000,104
ABBEY NATIONAL (UK), PLC
4/9/96 5.77  5,000,000  4,998,282
4/23/96 5.75  5,000,000  5,000,000

  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
BAYERISCHE HYPOTHEKEN-UND WESCHEL
2/26/96 5.74% $ 10,000,000 $ 10,000,115
2/28/96 5.74  5,000,000  5,000,081
DEUTSCHE BANK, A.G.
2/26/96 5.76  10,000,000  10,000,198
3/1/96 5.72  5,000,000  4,999,993
LANDESBANK HESSEN - THURINGEN
3/14/96 5.71  5,000,000  5,000,050
NORDDEUTSCHE LANDESBANK
4/29/96 5.70  2,000,000  2,000,324
ROYAL BANK OF SCOTLAND, PLC
3/18/96 5.71  5,000,000  5,000,000
TORONTO-DOMINION BANK
2/26/96 5.71  5,000,000  5,001,789
  61,001,911
TOTAL CERTIFICATES OF DEPOSIT   181,044,147
COMMERCIAL PAPER - 54.4%
A.H. ROBINS COMPANY, INCORPORATED
2/6/96 5.80  5,740,000  5,705,343
AT&T CAPITAL CORP.
2/5/96 5.78  4,000,000  3,976,566
2/5/96 5.78  6,000,000  5,964,788
3/8/96 5.63  4,000,000  3,957,297
3/27/96 5.58  10,000,000  9,865,556
AVCO FINANCIAL SERVICES, INC.
3/5/96 5.76  5,000,000  4,948,025
AMERICAN EXPRESS CREDIT CORP.
3/1/96 5.80  5,000,000  4,951,433
3/13/96 5.72  5,000,000  4,942,342
AMERICAN HOME PRODUCTS
2/2/96 5.79  9,500,000  9,448,679
2/6/96 5.85  2,000,000  1,987,851
2/7/96 5.85  1,000,000  993,765
3/7/96 5.77  8,300,000  8,211,264
4/3/96 5.71  4,000,000  3,940,888
AMERICAN TELEPHONE & TELEGRAPH
3/14/96 5.75  5,000,000  4,941,354
3/14/96 5.80  5,000,000  4,941,146
3/25/96 5.77  10,000,000  9,865,745
ASSOCIATES CORP. OF NORTH AMERICA
3/14/96 5.72  5,000,000  4,941,562
3/15/96 5.75  7,000,000  6,916,210
4/8/96 5.67  5,000,000  4,922,778
4/11/96 5.64  5,000,000  4,920,890
BENEFICIAL CORP.
2/13/96 5.86  5,000,000  4,963,750
BRADFORD & BINGLEY BUILDING SOCIETY
2/6/96 5.76  3,000,000  2,982,014
2/8/96 5.75  10,000,000  9,937,000
CIT GROUP HOLDINGS, INC.
1/2/96 5.90 (a)  5,000,000  4,996,787
2/15/96 5.87  5,000,000  4,962,792
2/16/96 5.77  5,000,000  4,962,000
COMMERCIAL PAPER - CONTINUED
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
CAISSE DES DEPOTS ET CONSIGNATIONS
1/26/96 5.80% $ 7,000,000 $ 6,969,813
CHEMICAL BANKING CORP.
3/15/96 5.69  5,000,000  4,940,890
CHRYSLER FINANCIAL CORPORATION
2/2/96 5.87  5,000,000  4,972,564
2/8/96 5.84  5,000,000  4,967,890
2/9/96 5.84  3,000,000  2,980,252
COMMERZBANK U.S. FINANCE, INC.
1/5/96 5.89  1,994,000  1,992,049
COMPAGNIE BANCAIRE
1/18/96 5.84  6,000,000  5,981,729
CORESTATES CAPITAL CORP.
1/2/96 5.84 (a)  5,000,000  5,000,000
1/8/96 5.83 (a)  5,000,000  5,000,000
1/8/96 5.86 (a)  5,000,000  4,999,827
DAKOTA
1/11/96 5.86  5,000,000  4,990,284
DU PONT (E.I.) DE NEMOURS & CO.
2/13/96 5.76  4,350,000  4,319,604
3/28/96 5.70  2,000,000  1,972,410
EIGER CAPITAL CORP.
1/30/96 5.85  5,000,000  4,975,006
ENTERPRISE FUNDING CORP.
1/19/96 6.02  2,144,000  2,136,853
FLEET FUNDING CORPORATION
1/18/96 5.84  1,045,000  1,041,801
FORD MOTOR CREDIT CORP.
2/15/96 5.77  5,000,000  4,962,792
4/4/96 5.77  4,000,000  3,939,947
GTE CORP.
1/17/96 5.91  5,000,000  4,985,326
GENERAL ELECTRIC CAPITAL CORP.
3/15/96 5.69  5,000,000  4,941,100
3/27/96 5.80  10,000,000  9,862,134
4/1/96 5.71  5,000,000  4,927,667
4/29/96 5.73  5,000,000  4,906,393
GENERAL MOTORS ACCEPTANCE CORP.
1/30/96 5.87  3,000,000  2,985,069
2/6/96 5.84  9,000,000  8,945,375
2/15/96 5.84  4,000,000  3,969,972
2/20/96 5.84  4,000,000  3,966,777
3/5/96 5.83  5,000,000  4,947,475
GLAXO WELLCOME, PLC
2/23/96 5.75  5,000,000  4,956,764
GOLDMAN SACHS GROUP, L.P. (THE)
3/18/96 5.75  9,000,000  8,888,412
HANSON FINANCE (UK), PLC
1/26/96 5.85  1,500,000  1,493,475
2/9/96 5.86  1,000,000  993,395
IBM CORP.
3/12/96 5.72  12,000,000  11,863,490
JOHN DEERE CAPITAL CORP.
4/26/96 5.73  5,000,000  4,908,714
LILLY (ELI) & CO.
4/8/96 5.54  5,000,000  4,924,305
5/6/96 5.53  8,000,000  7,845,831

  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
MERRILL LYNCH & CO., INC.
3/8/96 5.76% $ 9,250,000 $ 9,150,716
MORGAN STANLEY GROUP, INC.
1/2/96 6.08  10,000,000  9,994,933
1/25/96 5.83  12,000,000  11,950,167
5/16/96 5.95  5,000,000  4,890,807
NEW CENTER ASSET TRUST
2/16/96 5.81  5,000,000  4,961,667
2/28/96 5.82  5,000,000  4,952,083
NORWEST CORP.
3/13/96 5.71  5,000,000  4,942,445
NORWEST FINANCIAL
1/17/96 5.87  5,000,000  4,985,388
2/28/96 5.80  5,000,000  4,952,584
PHH CORP.
1/22/96 5.94  3,000,000  2,999,251
PREFERRED RECEIVABLES FUNDING CORP.
2/5/96 5.79  10,000,000  9,941,416
REXAM PLC
1/8/96 5.92  5,000,000  4,992,625
1/16/96 5.95  10,000,000  9,972,044
SEARS ROEBUCK ACCEPTANCE CORP.
2/7/96 5.80  8,000,000  7,950,427
2/21/96 5.81  5,000,000  4,958,042
SHERWOOD MEDICAL COMPANY
1/18/96 5.98  1,351,000  1,346,757
SOCIETE GENERALE NORTH AMERICA
3/4/96 5.75  10,000,000  9,898,167
TRANSAMERICA FINANCE CORP.
2/9/96 5.85  5,000,000  4,966,972
TEXTRON, INC.
1/10/96 5.98  2,000,000  1,996,364
WOOL INTERNATIONAL
2/27/96 5.84  4,250,000  4,210,507
TOTAL COMMERCIAL PAPER   443,616,572
FEDERAL AGENCIES (A) - 2.4%
FEDERAL FARM CREDIT BANK - AGENCY COUPONS - 0.6%
1/2/96 5.76  5,000,000  4,999,430
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 1.2%
1/4/96 5.60 (c)  5,000,000  4,996,700
3/20/96 5.69  5,000,000  4,996,948
  9,993,648
STUDENT LOAN MARKETING ASSOC. - AGENCY COUPONS - 0.6%
10/16/96 5.95  5,000,000  5,000,000
TOTAL FEDERAL AGENCIES   19,993,078
BANK NOTES - 7.6%
BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOC.
1/2/96 5.93 (a)  4,000,000  3,998,425
BANK OF NEW YORK - DELAWARE
10/30/96 5.88 (a)  8,000,000  8,000,000
BANK NOTES - CONTINUED
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
BOATMEN'S NATIONAL BANK OF ST. LOUIS
3/22/96 5.84%(a) $ 5,000,000 $ 4,998,063
COMERICA BANK-DETROIT
3/1/96 5.83 (a)  5,000,000  4,997,517
5/28/96 5.83  5,000,000  5,006,677
HUNTINGTON NATIONAL BANK
10/30/96 5.87 (a)  10,000,000  10,000,000
NATIONSBANK OF TEXAS
10/17/96 5.78  10,000,000  9,993,870
PNC BANK, N.A.
1/20/96 5.93 (a)  5,000,000  4,997,642
SEATTLE FIRST NATIONAL BANK
1/4/96 5.97 (a)  5,000,000  4,994,482
WACHOVIA BANK OF NORTH CAROLINA
1/26/96 5.71 (a)  5,000,000  4,996,865
TOTAL BANK NOTES   61,983,541
MASTER NOTES (A) - 1.7%
J.P. MORGAN SECURITIES
1/16/96 5.94  3,000,000  3,000,000
1/22/96 5.93  6,000,000  6,000,000
NORWEST CORP.
1/2/96 5.86  5,000,000  5,000,000
TOTAL MASTER NOTES   14,000,000
MEDIUM-TERM NOTES (A) - 6.6%
ABBEY NATIONAL TREASURY SERVICES (B)
3/9/96 5.69  10,000,000  10,000,000
BEAR STEARNS COS., INC.
1/11/96 5.82  5,000,000  5,001,190
BENEFICIAL CORP.
2/3/96 5.85  3,000,000  2,998,186
DEAN WITTER, DISCOVER & CO.
1/17/96 5.92  5,000,000  5,001,138
GENERAL ELECTRIC CAPITAL CORP.
1/2/96 5.78  5,000,000  4,999,670
GENERAL MOTORS ACCEPTANCE CORP.
2/7/96 6.00  3,000,000  3,000,000
2/22/96 5.87  6,000,000  6,001,174
GOLDMAN SACHS GROUP, L.P. (THE) (B)
3/1/96 5.91  3,000,000  3,000,000
MERRILL LYNCH & CO., INC.
2/27/96 6.95  5,000,000  5,007,264
NORWEST CORP.
3/10/96 5.83  6,000,000  6,000,000
TRANSAMERICA LIFE INSURANCE & ANNUITY CO.
3/15/96 5.84  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES   54,008,622
SHORT-TERM NOTES (A) - 4.6%
  ANNUALIZED
  YIELD AT
 DUE TIME OF PRINCIPAL VALUE
DATE PURCHASE AMOUNT (NOTE 1)
CAPITAL ONE FUNDING CORP.
1/8/96 5.83% $ 6,000,000 $ 6,000,000
1/8/96 5.83  3,648,000  3,648,000
SMM TRUST COMPANY (1995-B) (B)
1/2/96 6.03  2,500,000  2,500,000
SMM TRUST COMPANY (1995-D) (B)
1/27/96 5.99  4,000,000  4,000,000
SMM TRUST COMPANY (1995-I) (B)
1/29/96 5.80  6,000,000  5,999,284
SMM TRUST COMPANY (1995-J) (B)
1/15/96 5.96  11,000,000  11,000,000
SMM TRUST COMPANY (1995-N) (B)
2/8/96 5.93  3,000,000  3,000,000
SMM TRUST COMPANY (1995-P) (B)
3/15/96 5.86  1,000,000  1,000,000
TOTAL SHORT-TERM NOTES   37,147,284
REPURCHASE AGREEMENTS - 0.2%
 MATURITY
 AMOUNT
In a joint trading account
 (U.S. Government Obligations)
 dated 12/29/95 due 1/2/96:
  At 6.14%  $ 1,938,322  1,937,000
TOTAL INVESTMENTS - 100%  $ 816,224,217
Total Cost for Income Tax Purposes - $816,224,217

LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $40,499,284 or 5.0% of net assets.
3. Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the fund had a capital loss carryforward of approximately $78,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $1,937,000) - See accompanying               $ 816,224,217
schedule

Cash                                                                                                                 3,514,660

Receivable for investments sold                                                                                      70,000
Delayed delivery

Interest receivable                                                                                                  4,269,714

 TOTAL ASSETS                                                                                                        824,078,591

LIABILITIES

Payable for investments purchased                                                                    $ 14,998,205
Delayed delivery

Accrued management fee                                                                                147,208

Other payables and accrued expenses                                                                   59,193

 TOTAL LIABILITIES                                                                                                   15,204,606

NET ASSETS                                                                                                          $ 808,873,985

Net Assets consist of:

Paid in capital                                                                                                     $ 808,936,711

Accumulated net realized gain (loss) on investments                                                                  (62,726
                                                                                                                    )

NET ASSETS, for 808,936,711 shares outstanding                                                                      $ 808,873,985

NET ASSET VALUE, offering price                                                                                      $1.00
and redemption price per share ($808,873,985 (divided by) 808,936,711 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INTEREST INCOME                                                       $ 46,489,428

EXPENSES

Management fee                                          $ 1,881,213

Transfer agent fees                                      390,358

Accounting fees and expenses                             107,886

Non-interested trustees' compensation                    5,034

Custodian fees and expenses                              64,835

Registration fees                                        20,803

Audit                                                    28,200

Legal                                                    4,046

Miscellaneous                                            2,687

 TOTAL EXPENSES                                                        2,505,062

NET INTEREST INCOME                                                    43,984,366

NET REALIZED GAIN (LOSS)                                               16,876
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 44,001,242


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994


Operations                                                                             $ 43,984,366       $ 25,859,424
Net interest income

 Net realized gain (loss)                                                               16,876             (80,853)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        44,001,242         25,778,571

Distributions to shareholders from net interest income                                  (43,984,366)       (25,859,424)

Share transactions at net asset value of $1.00 per share                                1,212,453,074      1,187,546,448
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 43,984,366         25,859,424

 Cost of shares redeemed                                                                (1,196,186,142)    (817,822,836)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     60,251,298         395,583,036

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               60,268,174         395,502,183

NET ASSETS

 Beginning of period                                                                    748,605,811        353,103,628

 End of period                                                                         $ 808,873,985      $ 748,605,811



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993   1992   1991




Net asset value, beginning of period  $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations    .057        .042        .032        .038        .059
Net interest income

Less Distributions                   (.057)      (.042)      (.032)      (.038)      (.059)
From net interest income

Net asset value, end of period       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                       5.87%       4.25%       3.23%B      3.90%       6.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000
omitted)                             $ 808,874   $ 748,606   $ 353,104   $ 301,002   $ 271,123

Ratio of expenses to average net
assets                               .33%        .27%        .22%C       .24%        .38%

Ratio of net interest income to
average net assets                    5.72%       4.32%       3.16%       3.85%       5.93%

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S  SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES HAD NOT
BEEN REDUCED DURING THE PERIOD.
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1995                       YEAR     YEARS    YEARS

HIGH INCOME                             20.72%   18.92%   11.47%

Merrill Lynch High Yield Master Index   19.91%   17.17%   11.77%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a broad measure of the high yield bond market. This benchmark includes reinvested dividends and capital gains, if any. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and ten year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
             VIP High IncomHigh Yield Maste
    12/31/85      10000.00           10000
    01/31/86      10123.85 10067.864366073
    02/28/86      10466.32 10495.670585261
    03/31/86      10724.48 10725.334976615
    04/30/86      10906.45 10892.823284035
    05/31/86      11072.99 11019.861585135
    06/30/86      11212.15 11131.494122108
    07/31/86      11178.06 10984.941853116
    08/31/86      11223.19 11187.665908229
    09/30/86      11318.50 11280.258500822
    10/31/86      11656.67 11478.716344331
    11/30/86      11694.04 11572.177980028
    12/31/86      11767.99 11634.670079636
    01/31/87      12197.01 11963.642396663
    02/28/87      12408.07 12161.152193149
    03/31/87      12521.09 12295.616862596
    04/30/87      12129.79 12027.477562887
    05/31/87      12017.03 11973.280874731
    06/30/87      12276.56 12138.794084187
    07/31/87      12289.69 12204.841360131
    08/31/87      12391.50 12327.139426116
    09/30/87      11960.00 12043.515358362
    10/31/87      11388.07 11721.732397927
    11/30/87      11723.48 12018.155100493
    12/31/87      11911.11 12177.743016054
    01/31/88      12302.71 12510.981544685
    02/29/88      12671.05 12850.461382885
    03/31/88      12580.01 12829.209328783
    04/30/88      12678.07 12866.262166603
    05/31/88      12659.22 12933.415497409
    06/30/88      12924.54 13180.697762609
    07/31/88      13059.08 13319.981671091
    08/31/88      12996.70 13363.749841992
    09/30/88      13100.89 13498.451523196
    10/31/88      13243.51 13708.759954494
    11/30/88      13192.94  13760.11250158
    12/31/88      13297.78 13818.338389584
    01/31/89      13617.33 14025.565668057
    02/28/89      13684.31  14119.81734294
    03/31/89      13508.47 14107.255719884
    04/30/89      13358.87 14148.890784983
    05/31/89      13605.70 14409.366704589
    06/30/89      13995.39 14613.512830236
    07/31/89      13903.25 14682.720262925
    08/31/89      13822.61 14755.245860195
    09/30/89      13338.96 14614.776892934
    10/31/89      12767.11 14383.611427127
    11/30/89      12777.86 14415.845025913
    12/31/89      12742.84 14402.809379345
    01/31/90      12461.16 14121.318417394
    02/28/90      12269.28 13915.671217292
    03/31/90      12139.83 14103.779547466
    04/30/90      12175.79 14175.436101631
    05/31/90      12425.97 14431.487801795
    06/30/90      12621.71   14711.0826697
    07/31/90      12816.66 15021.963089369
    08/31/90      12602.26 14446.893565921
    09/30/90      12303.44  13818.57540134
    10/31/90      12004.88 13466.928959676
    11/30/90      12286.47 13581.010618127
    12/31/90      12458.27 13776.703324485
    01/31/91      12722.59  13971.44798382
    02/28/91      13427.45  15008.45341929
    03/31/91      13903.22 15653.757426368
    04/30/91      14396.62  16211.20907597
    05/31/91      14608.07 16290.371002402
    06/30/91      14925.26 16618.079256731
    07/31/91      15489.14 17016.259006447
    08/31/91      15700.60 17373.909745923
    09/30/91      16053.02 17595.199721906
    10/31/91      16599.28 18118.047655164
    11/30/91      16740.25  18327.32903552
    12/31/91      16828.36 18540.244596132
    01/31/92      17727.05 19188.471748199
    02/29/92      18370.68  19665.02338516
    03/31/92      18964.52 19939.403994438
    04/30/92      19098.61 20084.534192896
    05/31/92      19328.48 20404.895082796
    06/30/92      19539.20 20658.418657565
    07/31/92      19922.32 21076.981418278
    08/31/92      20343.76 21356.023258754
    09/30/92      20554.47 21599.355328024
    10/31/92      20247.98 21326.554797118
    11/30/92      20497.01 21628.586777904
    12/31/92      20726.88 21907.075590949
    01/31/93      21282.41 22446.514347112
    02/28/93      21645.44 22871.397421312
    03/31/93      22144.95 23267.918088737
    04/30/93      22290.64 23434.932372646
    05/31/93      22623.65 23750.395019593
    06/30/93      23206.41 24196.609151814
    07/31/93      23435.35 24456.690051827
    08/31/93      23685.11 24689.830615599
    09/30/93      23768.36 24811.654658071
    10/31/93      24330.31 25279.041840475
    11/30/93      24559.25 25417.298698015
    12/31/93      24954.69 25671.454304133
    01/31/94      25787.21 26234.041208444
    02/28/94      25756.30 26045.379850841
    03/31/94      24888.62 25196.640753381
    04/30/94      24637.45  24902.19314878
    05/31/94      24683.12 24813.471748199
    06/30/94      24591.78 24904.800278094
    07/31/94      24683.12 25079.872961699
    08/31/94      24683.12 25254.076602199
    09/30/94      24865.78  25244.51712805
    10/31/94      24637.45 25308.668309948
    11/30/94      24431.95 25093.382631779
    12/31/94      24546.11 25372.503476172
    01/31/95      24820.12 25731.023258754
    02/28/95      25671.99  26533.86107951
    03/31/95      25991.66  26903.12539502
    04/30/95      26753.95 27533.023637972
    05/31/95      27442.47 28393.218303628
    06/30/95      27516.24 28610.084060169
    07/31/95      28180.17  28937.16028315
    08/31/95      28401.48 29112.785994185
    09/30/95      28868.69 29445.866514979
    10/31/95      29139.18 29654.594867905
    11/30/95      29286.72 29944.065225635
    12/29/95      29630.98 30424.725066363

Let's say you invested $10,000 in High Income Portfolio on December 31, 1985. By December 31, 1995, your investment would have grown to $29,631 - a 196.31% increase. That compares to $10,000 invested in the Merrill Lynch High Yield Master Index, which would have grown to $30,425 over the same period - a 204.25% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)    % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp. (various issues)                 4.3

American Financial Corp. (various issues)       3.9

Marvel Parent Holdings, Inc. (various issues)   3.4

Transtexas Gas Corp. (various issues)           2.7

Mother's Work, Inc. 12 5/8%, 8/1/05             2.2

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Media & Leisure      30.3

Retail & Wholesale   11.1

Basic Industries     10.6

Finance              7.5

Energy               6.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          0.0

Baa                 0.0

Ba                  8.9

B                   48.5

Caa, Ca, C          9.6

Nonrated            10.8

TABLE EXCLUDES SHORT-TERM INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1995, ACCOUNT FOR 6.6% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW HAS THE FUND PERFORMED, BARRY?
A. It did well relative to its peers and to its benchmark. For the 12 months ended December 31, 1995, the Merrill Lynch High Yield Master Index returned 19.91%.
Q. WHAT KIND OF YEAR WAS 1995 FOR THE HIGH-YIELD MARKET?
A. 1995 was very strong in absolute terms, but it was unusual in that it was the first time in several years that the high-yield bond market underperformed both the Treasury and stock markets. Some of the same factors that boosted the Treasury market - namely concerns about a slowing economy and fears of a recession - kept high-yield bonds from performing as well as Treasuries. That's because investors feared that a slowing economy would translate into lower earnings and deteriorating credit quality for some high-yield companies. In addition, a slight increase in the number of companies that defaulted on their debt last year - and rising expectations that the default rate will increase slightly in 1996 - caused the high-yield market to underperform the stock market.
Q. WAS THERE ANY PARTICULAR REASON THE FUND OUTPERFORMED BOTH ITS PEERS AND ITS BENCHMARK?
A. I think it's important to point out that the fund outperformed even though it was underweighted, relative to the index, in securities rated Ba. Those securities outperformed as a group due to their higher sensitivity to interest rates and the widening of credit spreads during the year. The key to the fund's better performance can be attributed to the strength of its individual holdings and its lower exposure to some sectors - like retail - which significantly underperformed. The fund's largest holding at the end of the period - PanAmSat Corp., which operates an international satellite communications system and provides satellite services to the broadcasting and business communications market, performed quite well. The company launched a third satellite and continued to have a large backlog of contracted time from companies, including ESPN and Viacom, for its existing and yet-to-be-launched satellites. Another of the fund's strong performers was Big Flower Press, a large specialty printer of advertising inserts, comics and television guides. I invested in the bonds and equity of this company, both of which did well as its fortunes improved.
Q. HOW DID THE FUND'S GAMING HOLDINGS DO?
A. Performance was mixed. On one hand, there were few new jurisdictions that approved gaming facilities in 1995. That lack of new competition and good growth in the Atlantic City market, in particular, helped many of our casino holdings. On the other hand, Harrah's Jazz was a disappointment. In November, the company filed for bankruptcy protection. I sold the bonds after the bankruptcy declaration. However, Harrah's problems don't appear to have had any residual effects on other casino holdings.
Q. WHAT TYPES OF INVESTMENTS DID YOU ADD OVER THE PAST SIX MONTHS?
A. I focused on finding smaller companies that didn't have much visibility in the market - meaning that few investors followed them. I bought companies in which I developed a high degree of confidence regarding their future business prospects. As an example, one recent addition to the fund was Mother's Work, the largest retailer of maternity clothes. In 1995, the company bought two of its primary competitors and now controls more than half of the country's maternity stores.
Q. WHAT'S YOUR OUTLOOK?
A. The high-yield market's performance will obviously be dependent on the health of the economy. And in my view, there's no way of knowing for sure what the environment will be. So I'll continue to look at each company, attempting to assess how it's likely to do in a variety of economic environments. I'll focus on finding companies that are properly capitalized, with sufficient financial flexibility and business fundamentals that can withstand a downturn in the economy.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 77.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp., Series C
 0%, 6/3 0/97 - $ 469,000 $ 584,329
RETAIL & WHOLESALE - 0.1%
GROCERY STORES - 0.1%
Farm Fresh, Inc.
 7 1/2%, 3/1/10  B3  1,686,000  988,434
TOTAL CONVERTIBLE BONDS   1,572,763
NONCONVERTIBLE BONDS - 77.4%
AEROSPACE & DEFENSE - 0.7%
RHI Holdings, Inc.
 11 7/8%, 3/1/99 B2  2,160,000  2,170,800
Wyman-Gordon Co.
 10 3/4%, 3/15/03 B1  4,490,000  4,714,500
  6,885,300
BASIC INDUSTRIES - 10.0%
CHEMICALS & PLASTICS - 2.6%
Acetex Corp.
 9 3/4%, 10/1/03 (e) B1  1,860,000  1,934,400
American Pacific Corp.
 11%, 2/21/02 (e) -  850,000  765,000
Atlantis Group, Inc.
 11%, 2/15/03 B2  9,610,000  8,456,800
NL Industries, Inc.
 11 3/4%, 10/15/03 B1  8,070,000  8,634,900
Pioneer Americas Acquisition
 Corp. 13 3/8%, 4/1/05 (e) B2  5,960,000  6,183,500
Trans Resources, Inc.
 14 1/2%, 9/1/96 B2  580,000  591,600
  26,566,200
IRON & STEEL - 1.3%
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B2  14,560,000  13,067,600
METALS & MINING - 1.9%
International Wire Group, Inc.
 11 3/4%, 6/1/05 B3  5,850,000  5,630,625
Kaiser Aluminum & Chemical
 Corp. 12 3/4%, 2/1/03 B2  12,050,000  13,194,750
  18,825,375
PACKAGING & CONTAINERS - 0.4%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Caa  6,840,000  3,026,700
Gaylord Container
 0%, 5/15/05 (c) Caa  600,000  586,500
  3,613,200
PAPER & FOREST PRODUCTS - 3.8%
Rapp International Finance Co. BV
 yankee 13 1/4%, 12/15/05 Ba3  12,280,000  12,065,100
Stone Container Corp.:
 9 7/8%, 2/1/01 B1  2,950,000  2,868,875
 10 3/4%, 10/1/02 B1  900,000  931,500
 11 1/2%, 10/1/04 B1  1,120,000  1,120,000

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Tembec Finance Corp. yankee
 9 7/8%, 9/30/05 B1 $ 13,120,000 $ 12,939,600
Williamhouse Regency
 Delaware, Inc.
 13%, 11/15/05 (e) B3  8,500,000  8,903,750
  38,828,825
TOTAL BASIC INDUSTRIES   100,901,200
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  9,155,000  7,781,750
 0%, 8/1/05 (c) Caa  1,955,000  1,114,350
  8,896,100
CONSTRUCTION & REAL ESTATE - 1.1%
CONSTRUCTION - 0.9%
Continental Homes Holding
 Corp. sr. notes
 12%, 8/1/99 Ba3  3,000,000  3,232,500
UDC Homes, Inc.:
 Series A, 12 1/2%, 5/1/00 -  800,000  756,000
 Series B, 12 1/2%, 5/1/00 -  40,000  37,800
WCI Communities LP
 17%, 7/24/98 (d) -  5,000,000  5,000,000
  9,026,300
REAL ESTATE - 0.2%
Littlefield Co. 10%, 9/30/97 (d) -  2,750,000  1,988,525
TOTAL CONSTRUCTION & REAL ESTATE   11,014,825
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.0%
Harvard Industries, Inc.
 11 1/8%, 8/1/05 B3  9,870,000  9,870,000
TEXTILES & APPAREL - 1.7%
Hat Brands, Inc.,:
 Series B, 12 5/8%, 9/15/02 -  1,520,000  1,596,000
 Series D, 12 5/8%, 9/15/02 -  680,000  714,000
Interface, Inc.
 9 1/2%, 11/15/05 (e) Ba3  10,070,000  10,384,688
Leslie Fay Cos., Inc. (d)(g):
 9.53%, 1/15/00  -  676,319  405,791
 10.54%, 1/15/02  -  611,353  213,974
United States Leather, Inc.
 10 1/4%, 7/31/03 B2  6,010,000  4,357,250
  17,671,703
TOTAL DURABLES   27,541,703
ENERGY - 5.1%
OIL & GAS - 5.1%
Harcor Energy, Inc., Series B,
 14 7/8%, 7/15/02 B3  15,000,000  14,536,079
Plains Resources, Inc.,
 12%, 8/15/99 B3  2,257,000  2,369,850
Transamerican Refining Corp.
 16 1/2%, 2/15/02 (f) Caa  7,590,000  7,134,600
Transtexas Gas Corp.
 11 1/2%, 6/15/02 B2  23,235,000  23,873,963
Vintage Petroleum, Inc.
 9%, 12/15/05 B1  3,500,000  3,552,500
  51,466,992
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 4.6%
INSURANCE - 4.0%
American Financial Corp.:
 9 3/4%, 4/20/04 Ba3 $ 21,340,000 $ 22,220,276
American Life Holdings
 11 1/4%, 9/15/04 B1  13,350,000  14,017,500
Americo Life, Inc.
 9 1/4%, 6/1/05 Ba2  3,900,000  3,705,000
  39,942,776
SAVINGS & LOANS - 0.6%
First Nationwide Holdings, Inc.
 12 1/4%, 5/15/01 Ba3  5,790,000  6,426,900
SECURITIES INDUSTRY - 0.0%
ECM Corp. 14%, 6/1/02 (e) -  489,990  538,989
TOTAL FINANCE   46,908,665
HEALTH - 0.8%
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
Wright Medical Technology, Inc.,
 Series B, 10 3/4%, 7/1/00 B3  7,450,000  7,636,250
INDUSTRIAL MACHINERY & EQUIPMENT - 3.4%
INDUSTRIAL MACHINERY & EQUIPMENT - 2.5%
Howmet Corp.
 10%, 12/1/03 (e) B3  1,910,000  2,005,500
MVE, Inc.
 12 1/2%, 2/15/02 B3  5,595,000  5,511,075
Specialty Equipment Cos., Inc.
 11 3/8%, 12/1/03 B3  10,640,000  10,799,600
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B3  1,484,000  1,495,130
 10 3/4%, 11/1/03  Caa  5,756,000  5,770,390
  25,581,695
POLLUTION CONTROL - 0.9%
Norcal Waste System, Inc.
 12 1/2%, 11/15/05 (e)(f) B3  8,890,000  8,978,900
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,560,595
MEDIA & LEISURE - 23.5%
BROADCASTING - 7.2%
Bell Cablemedia PLC
 0%, 9/15/05 (c)(e) B2  14,500,000  9,098,750
Chancellor Broadcasting
 12 1/2%, 10/1/04 B3  10,570,000  11,309,900
Citicasters, Inc.
 9 3/4%, 2/15/04 B-  7,812,000  7,968,240
Cooke Media Group, Inc.
 11 5/8%, 4/1/99 -  350,000  332,500
Diamond Cable Communications
 PLC yankee 0%,
 12/15/05 (c) B3  5,920,000  3,478,000
NWCG Holdings Corp.
 0%, 6/15/99 Caa  18,695,000  12,806,075
Peoples Choice TV Corp.
 Unit 0%, 6/1/04 (c) Caa  20,380,000  11,871,350

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Robin Media Group, Inc.
 11 1/8%, 4/1/97 - $ 12,340,000 $ 12,340,000
Telewest PLC
 0%, 10/1/07 (c) B1  5,330,000  3,151,363
  72,356,178
LEISURE DURABLES & TOYS - 1.3%
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  5,890,000  6,361,200
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  6,457,500
  12,818,700
LODGING & GAMING - 8.4%
Bally Gaming International, Inc.
 10 3/8%, 7/15/98 -  3,000,000  3,090,000
Boyd Gaming Corp.
 10 3/4%, 9/3/03 B2  3,320,000  3,481,850
Casino America, Inc.
 11 1/2%, 11/15/96 B1  590,000  554,600
GNF Corp., Series B,
 10 5/8%, 4/1/03 B2  2,840,000  2,648,300
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  14,690,000  15,314,325
HMH Properties, Inc., Series B,
 9 1/2%, 5/15/05 (e) B1  13,470,000  13,739,400
Hollywood Casino Corp.
 12 3/4%, 11/1/03 B2  8,500,000  7,735,000
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 (e) -  5,000,000  4,993,750
Maritime Group Ltd. pay-in-kind
 14%, 2/15/97 (g) -  1,648,399  296,712
Mohegan Tribal Gaming
 Authority 13 1/2%,
 11/15/02 (e) -  8,880,000  9,634,800
Players International, Inc.
 10 7/8%, 4/15/05 Ba3  18,180,000  17,043,750
President Riverboat Casinos
 13%, 9/15/01 B1  8,210,000  6,732,200
  85,264,687
PUBLISHING - 3.4%
Marvel Holdings, Inc., Series B
 0%, 4/15/98 B3  25,350,000  18,125,250
Marvel Parent Holdings, Inc.
 0%, 4/15/98 B3  22,440,000  16,280,220
  34,405,470
RESTAURANTS - 3.2%
Cafeteria Operators LP:
 11%, 6/30/98 (d) -  5,548,126  943,181
 12%, 12/31/01 -  1,451,874  115,177
Host Marriott Travel Plazas, Inc.,
 Series B, 9 1/2%, 5/15/05 B1  20,690,000  20,457,238
SC International Services, Inc.
 13%, 10/1/05 B3  10,640,000  11,278,400
  32,793,996
TOTAL MEDIA & LEISURE   237,639,031
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 3.3%
FOODS - 1.4%
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  3,430,000  3,258,500
 Series B
  11 1/8%, 10/1/02 B3  6,780,000  6,576,600
  11 1/4%, 8/15/03 Caa  4,610,000  4,102,900
  13,938,000
HOUSEHOLD PRODUCTS - 1.9%
McAndrews & Forbes Group, Inc.
 12 1/4%, 7/1/96 -  1,360,000  1,366,800
Revlon Consumer Products Corp.
 10 1/2%, 2/15/03 B3  7,230,000  7,410,750
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  14,140,000  10,481,275
  19,258,825
TOTAL NONDURABLES   33,196,825
RETAIL & WHOLESALE - 10.6%
APPAREL STORES - 4.8%
Apparel Retailers, Inc.
 0%, 8/15/05 (c) Caa  11,230,000  6,513,400
Lamonts Apparel, Inc.
 10 1/4%, 11/1/99 (e)(g) -  2,201,000  550,250
Mother's Work, Inc.
 12 5/8%, 8/1/05 B3  22,500,000  22,106,250
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,890,000  2,687,700
 11%, 8/15/03 B3  12,220,000  10,875,800
 Series D, 11%, 8/15/03 B-  6,750,000  6,007,500
  48,740,900
GROCERY STORES - 4.1%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  22,750,000  10,578,750
Ralph's Grocery Co. :
 10.45%, 6/15/04 B1  6,470,000  6,567,050
 11%, 6/15/05 B3  9,970,000  9,870,300
Star Markets, Inc.
 13%, 11/1/04 B3  13,905,000  14,148,338
  41,164,438
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Alliance Entertainment Corp.,
 Series B, 11 1/4%, 7/15/05 B3  12,780,000  12,859,875
Barry's Jewelers, Inc.
 11%, 12/22/00 -  1,139,000  1,116,220
Finlay Fine Jewelry Corp.
 10 5/8%, 5/1/03 B1  3,460,000  3,287,000
  17,263,095
TOTAL RETAIL & WHOLESALE   107,168,433

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
SERVICES - 5.0%
LEASING & RENTAL - 1.1%
GPA Delaware, Inc.:
 8 1/2%, 3/3/97 - $ 3,500,000 $ 3,412,500
 8 3/4%, 12/15/98 Caa  4,960,000  4,625,200
 8 5/8%, 1/15/99 -  2,600,000  2,353,000
Scotsman Holdings, Inc.
 pay-in-kind 11%, 3/1/04 -  1,258,343  1,099,339
  11,490,039
PRINTING - 2.4%
Big Flower Press :
 10 3/4%, 8/1/03 B2  4,865,000  5,205,550
 Class A, 10 3/4%, 8/1/03 B3  3,219,000  3,444,330
 Class B, 10 3/4%, 8/1/03 B2  967,000  1,034,690
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05  Caa  14,830,000  14,422,175
  24,106,745
SERVICES - 1.5%
Protection One Alarm
 Monitoring, Inc. 13 5/8%,
 6/30/05 Caa  18,300,000  14,823,000
TOTAL SERVICES   50,419,784
TECHNOLOGY - 0.6%
COMMUNICATIONS EQUIPMENT - 0.6%
Echostar Communications Corp.
 0%, 6/1/04 (c) Caa  9,000,000  6,030,000
TRANSPORTATION - 3.4%
AIR TRANSPORTATION - 2.1%
Trans World Airlines, Inc.
 12%, 11/3/98 -  1,260,000  1,102,500
US Air Inc.:
 Series 1993-A1 Pass Thru
 Trust 8 5/8%, 9/1/98 B1  5,000,000  4,900,000
 10 3/8%, 3/1/13 B1  15,975,000  15,016,500
  21,019,000
RAILROADS - 1.2%
Transtar Holdings L.P./Transtar
 Cap Corp., Series B,
 0%, 12/15/03 (c) B-  17,941,000  12,199,880
TRUCKING & FREIGHT - 0.1%
Burlington Motor Holdings, Inc.
 11 1/2%, 11/1/03 (g) Ca  4,750,000  855,000
TOTAL TRANSPORTATION   34,073,880
UTILITIES - 1.8%
CELLULAR - 0.7%
Comunicaciones Celulares SA
 Unit 0%, 11/15/03 (c)(e) B3  12,000,000  6,810,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B3  210,000  207,900
  7,017,900
ELECTRIC UTILITY - 0.1%
El Paso Funding Corp.
 lease oblig. (g):
 9 3/8%, 10/1/96 Ca  790,000  537,200
 9.20%, 7/2/97 Ca  380,000  256,500
  793,700
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
TELEPHONE SERVICES - 1.0%
Winstar Communications, Inc.
 Unit 0%, 10/15/05 (c)(e) - $ 6,550,000 $ 10,398,125
TOTAL UTILITIES   18,209,725
TOTAL NONCONVERTIBLE BONDS   782,549,308
TOTAL CORPORATE BONDS
 (Cost $780,639,572)   784,122,071
COMMERCIAL MORTGAGE SECURITIES - 0.2%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (e)(g) -  1,350,000  243,000
SKW Real Estate LP commercial
 Series II Class E, 11%,
 4/15/05 (e) B  1,500,000  1,507,500
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $1,762,853)   1,750,500
COMMON STOCKS - 5.3%
 SHARES
BASIC INDUSTRIES - 0.6%
METALS & MINING - 0.5%
Kaiser Aluminum Corp. (a)  383,500  4,985,500
PAPER & FOREST PRODUCTS - 0.1%
Mail-Well Holdings, Inc. (a)(e)  26,279  308,778
Repap Enterprises, Inc. (a)  300,000  1,319,310
  1,628,088
TOTAL BASIC INDUSTRIES   6,613,588
DURABLES - 0.1%
HOME FURNISHINGS - 0.0%
Polyvision Corp. (a)  2,993  6,173
TEXTILES & APPAREL - 0.1%
Hat Brands, Inc. (warrants) (a)(d)  27,466  302,121
HM/Hat Brands Trust Class I Unit (a)(d)  340,000  340,000
  642,121
TOTAL DURABLES   648,294
ENERGY - 0.9%
OIL & GAS - 0.9%
Flores & Rucks, Inc. (a)  341,400  4,950,300
Harcor Energy, Inc. (warrants) (a)  330,000  382,807
TransTexas Gas Corp. (a)  275,300  3,716,550
  9,049,657
FINANCE - 1.7%
INSURANCE - 1.7%
American Financial Group, Inc.   565,800  17,327,625

 SHARES VALUE (NOTE 1)
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (e)  3,000 $ 300,000
TOTAL FINANCE   17,627,625
HEALTH - 0.1%
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
MVE, Inc. (warrants) (a)  10,555  158,325
Wright Medical
 Technology, Inc. (warrants) (a)  1,976  335,970
  494,295
HOLDING COMPANIES - 0.1%
SDW Holdings Corp.(a)
 Unit (e)  4,450  1,335,000
 (warrants)  3,720  18,600
  1,353,600
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.0%
Ampex Corp. Class A (warrants) (a) 57,599 230,396 INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Terex Corp. (rights)  (a)(d)  3,150  315
Thermadyne Holdings Corp. (a)  65,419  1,185,719
  1,186,034
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   1,416,430
MEDIA & LEISURE - 1.1%
BROADCASTING - 0.3%
PanAmSat Corp. (a)  115,300  2,543,806
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)
 $2.00 (warrant) (d)   232,000  11,600
 $2.72 (warrant) (d)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc.(a)(e):
 Series H (warrants)  10,250  820,000
 Series I (warrants)  5,890  147,250
  967,250
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants)(a)  90,000  483,750
Horseshoe Gaming LLC (warrants) (a)  2,500,000  25,000
Host Marriott Corp. (a)  389,800  5,164,850
Maritime Group Ltd. (warrants) (a)  17,880  179
Motels of America, Inc. (a)  3,000  225,000
Sun International Hotels Ltd. (a)  30,570  1,008,810
Sun Internaitonal Hotels Ltd. Class B (a)  6,418  211,794
  7,119,383
PUBLISHING - 0.0%
General Media, Inc. (warrants) (a)  1,310  6,550
TOTAL MEDIA & LEISURE   10,659,677
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc. (a)  35,870  2,242
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
  2,243
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.4%
FF Holdings Corp. (a)(d)  33,900 $ 67,800
MAFCO (warrants) (a)  59  -
Food 4 Less Holdings, Inc.
 (warrants)  (a)(d)  9,348  283,712
Stop & Shop Companies, Inc. (a)  150,300  3,475,688
  3,827,200
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (a)  45,576  182,304
Barry's Jewelers, Inc. (warrants) (a)  5,697  1,424
  183,728
TOTAL RETAIL & WHOLESALE   4,013,171
SERVICES - 0.1%
LEASING & RENTAL - 0.0%
Scotsman Holdings, Inc. (a)  8,689  119,908
SERVICES - 0.1%
Protection One, Inc. (warrants) (a) 74,560 410,080 Vestar/LPA Investment Corp. (a) 5,177 93,186
  503,266
TOTAL SERVICES   623,174
TECHNOLOGY - 0.1%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Communications Corp. Class A  40,500  982,125
ELECTRONICS - 0.0%
Berg Electronics Holdings Corp. (a)(e)  20,853  125,118
TOTAL TECHNOLOGY   1,107,243
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Eastern Utilities Associates  3  71
Northeast Utilities Associates (warrants) (a)  21,789  29,960
  30,031
GAS - 0.0%
UGI Corp. (warrants) (a)  14,033  2,104
TOTAL UTILITIES   32,135
TOTAL COMMON STOCKS
 (Cost $45,860,829)   53,638,889
PREFERRED STOCKS - 8.2%
CONVERTIBLE PREFERRED STOCKS - 0.3%
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. (a)  4,065  3,252
SERVICES - 0.3%
La Petite Holdings Corp. exchangeable (a)  160,800  3,216,000
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. 8% cumulative  1,594  71,730
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.  1,511  61,762
TOTAL CONVERTIBLE PREFERRED STOCKS   3,352,744

 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - 7.9%
BASIC INDUSTRIES - 0.0%
PAPER & FOREST PRODUCTS - 0.0%
S D Warren Co. exchangeable
 pay-in-kind  3,720 $ 117,180
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Harvard Industries, Inc. pay-in-kind $14.25  25,979  681,949
ENERGY - 0.4%
OIL & GAS - 0.4%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  1,321,942  3,827,222
Gulf Canada Resources Ltd. (d)   31,009  89,151
  3,916,373
FINANCE - 1.2%
SAVINGS & LOANS - 1.2%
First Nationwide Bank 11 1/2%,  103,582  11,627,080
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8%  (a)(d)  1,589  1,015,927
MEDIA & LEISURE - 5.7%
BROADCASTING - 5.7%
Cablevision System Corp., Series G
 exchangeable pay-in-kind (e)  159,107  16,467,575
PanAmSat Corp. 12 3/4% pay-in-kind  36,616  41,009,920
  57,477,495
TECHNOLOGY - 0.5%
ELECTRONICS - 0.5%
Berg Electronics Holding Corp., Series E,
 $3.4687 pay-in-kind  168,137  4,707,832
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.   2,467  60,750
TOTAL NONCONVERTIBLE PREFERRED STOCKS   79,604,586
TOTAL PREFERRED STOCKS
 (Cost $77,990,307)   82,957,330
PURCHASED BANK DEBT - 0.1%
 PRINCIPAL
 AMOUNT
Leslie Fay Cos., Inc.:
 term loan - $ 777,600  466,560
 revolving loan -  685,856  411,514
TOTAL PURCHASED BANK DEBT
 (Cost $1,190,771)   878,074
REPURCHASE AGREEMENTS - 8.6%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 87,453,390 $ 87,396,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $994,840,332) $ 1,010,742,864
LEGEND
1. Non-income producing
2. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
SECURITY DATE COST
Ampex Corp. 8%  2/16/95 $ 834,225
Cafeteria Operators LP
 11%, 6/30/98  6/24/93 $ 4,438,501
FF Holdings Corp.  10/2/92
  to 1/14/94 $ 135,752
Food 4 Less Holdings,  12/30/92
 Inc. (warrants) to 5/17/93 $ 229,281
Gulf Canada Resources Ltd.  10/15/93 $ 76,940
Hat Brands, Inc. (warrants)  9/2/92
  to 2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Leslie Fay Cos., Inc.:
 9.53%, 1/15/00  7/19/93 $ 512,312
 10.54%, 1/15/02  7/19/93
  to 11/11/93 $ 404,156
Littlefield Co.
 10%, 9/30/97  2/28/94 $ 2,750,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
Terex Corp. (rights)  7/29/92 $ -
WCI Communities LP
  17%, 7/24/98  7/24/95 $ 4,937,231
5. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $116,174,023 or 11.2% of net assets.
6. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,312,680,785 and $949,022,493, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $21,896 for the period (see
Note 3 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.0% AAA, AA, A 0.0%
Baa 0.0% BBB 0.0%
Ba 8.9% BB 16.6%
B 48.5% B 46.4%
Caa 9.4% CCC 2.4%
Ca, C 0.2% CC, C 0.0%
  D 0.2%
The percentage not rated by either S&P or Moody's amounted to 6.6% including long-term debt categorized as other securities. FMR has determined that unrated debt securities that are lower quality account for 6.6% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $996,121,824. Net unrealized appreciation aggregated $14,621,040, of which $38,646,371 related to appreciated investment securities and $24,025,331 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $87,396,000) (cost $994,840,332) -        $ 1,010,742,864
See accompanying schedule

Cash                                                                                                               254

Receivable for investments sold                                                                                    6,165,833

Receivable for fund shares sold                                                                                    7,120,279

Dividends receivable                                                                                               517,158

Interest receivable                                                                                                16,852,344

Other receivables                                                                                                 3,728

 TOTAL ASSETS                                                                                                     1,041,402,460

LIABILITIES

Payable for investments purchased                                                                     $ 495,248

Payable for fund shares redeemed                                                                      170,468

Accrued management fee                                                                                507,064

Other payables and accrued expenses                                                                   230,122

 TOTAL LIABILITIES                                                                                                 1,402,902

NET ASSETS                                                                                                        $ 1,039,999,558

Net Assets consist of:

Paid in capital                                                                                                   $ 927,473,751

Undistributed net investment income                                                                               76,334,012

Accumulated undistributed net realized gain (loss) on investments and foreign                                     20,293,833
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          15,897,962
and assets and liabilities in foreign currencies

NET ASSETS, for 86,302,481 shares outstanding                                                                     $ 1,039,999,558

NET ASSET VALUE, offering price and redemption price per share ($1,039,999,558 (divided by) 86,302,481 shares)     $12.05


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 5,754,603
Dividends

Interest                                                                          76,991,507

 TOTAL INCOME                                                                     82,746,110

EXPENSES

Management fee                                                     $ 4,956,133

Transfer agent fees                                                 427,444

Accounting fees and expenses                                        266,623

Non-interested trustees' compensation                               3,485

Custodian fees and expenses                                         12,918

Registration fees                                                   126,417

Audit                                                               43,210

Legal                                                               35,431

Interest                                                            2,621

Miscellaneous                                                       2,484

 Total expenses before reductions                                   5,876,766

 Expense reductions                                                 (9,702        5,867,064
                                                                   )

NET INVESTMENT INCOME                                                             76,879,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              21,707,506

 Foreign currency transactions                                      (1,190        21,706,316
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              49,316,944

 Assets and liabilities in                                          (756          49,316,188
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   71,022,504

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 147,901,550


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                     $ 76,879,046      $ 43,091,356
Net investment income

 Net realized gain (loss)                                                                         21,706,316        (726,075)

 Change in net unrealized appreciation (depreciation)                                            49,316,188        (49,793,238)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  147,901,550       (7,427,957)

Distributions to shareholders                                                                     (43,871,918)      (30,631,598)
From net investment income

 From net realized gain                                                                           -                 (15,525,605)

 TOTAL DISTRIBUTIONS                                                                              (43,871,918)      (46,157,203)

Share transactions                                                                                747,404,302       498,543,147
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    43,871,918        46,157,203

 Cost of shares redeemed                                                                         (424,723,050)     (385,629,739)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          366,553,170       159,070,611

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         470,582,802       105,485,451

NET ASSETS

 Beginning of period                                                                              569,416,756       463,931,305

 End of period (including undistributed net investment income of $76,334,012 and
$42,834,969, respectively)                                                                       $ 1,039,999,558   $ 569,416,756

OTHER INFORMATION
Shares

 Sold                                                                                             66,375,373        45,102,882

 Issued in reinvestment of distributions                                                          4,326,619         4,073,892

 Redeemed                                                                                         (37,385,468)      (34,899,979)

 Net increase (decrease)                                                                          33,316,524        14,276,795



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991





Net asset value, beginning of period                  $ 10.750      $ 11.990    $ 10.820    $ 9.550     $ 7.070

Income from Investment Operations                      .856          .770        .728        .790        .890
Net investment income

 Net realized and unrealized gain (loss)               1.224         (.910)      1.332       1.290       1.590

 Total from investment operations                      2.080         (.140)      2.060       2.080       2.480

Less Distributions                                     (.780)        (.730)      (.794)      (.810)      -
From net investment income

 In excess of net investment income                     -             -           (.036)      -           -

 From net realized gain                                -             (.370)      (.060)      -           -

 Total distributions                                   (.780)        (1.100)     (.890)      (.810)      -

Net asset value, end of period                         $ 12.050      $ 10.750    $ 11.990    $ 10.820    $ 9.550

TOTAL RETURN A, B                                      20.72%        (1.64)%     20.40%      23.17%      35.08%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591   $ 70,060

Ratio of expenses to average net assets                .71%          .71%        .64%        .67%        .97%
                                                                            D

Ratio of net investment income to average net assets   9.32%         8.75%       8.69%       10.98%      12.94%

Portfolio turnover rate                                132%          122%        155%        160%        154%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
D FMR VOLUNTARILY REIMBURSED A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995    YEAR     YEARS    FUND

Equity-Income        35.09%   21.32%   13.33%

S&P 500              37.58%   16.60%   14.46%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare these figures to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, October 9, 1986.
If Fidelity had not reimbursed certain fund expenses, the fund's past five year and life of fund total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
             VIP Equity IncomStandard & Poor'
    10/09/86        10000.00        10000.00
    10/31/86        10110.00        10329.97
    11/30/86        10330.00        10580.99
    12/31/86        10020.00        10311.18
    01/31/87        11170.00        11700.09
    02/28/87        11430.00        12162.25
    03/31/87        11720.18        12513.74
    04/30/87        11428.43        12402.36
    05/31/87        11498.86        12510.26
    06/30/87        11738.55        13142.03
    07/31/87        12185.73        13808.33
    08/31/87        12521.12        14323.38
    09/30/87        12258.32        14009.70
    10/31/87         9866.20        10992.01
    11/30/87         9424.74        10086.27
    12/31/87         9906.52        10853.84
    01/31/88        10611.13        11310.78
    02/29/88        11136.95        11837.86
    03/31/88        10943.07        11472.07
    04/30/88        11124.21        11599.41
    05/31/88        11273.39        11700.33
    06/30/88        11914.76        12237.37
    07/31/88        11893.18        12190.87
    08/31/88        11688.12        11776.38
    09/30/88        12035.42        12278.06
    10/31/88        12243.12        12619.39
    11/30/88        12046.36        12438.93
    12/31/88        12156.33        12656.61
    01/31/89        12907.13        13583.07
    02/28/89        12840.88        13244.86
    03/31/89        13119.01        13553.46
    04/30/89        13625.32        14256.89
    05/31/89        14030.37        14834.29
    06/30/89        14039.98        14749.73
    07/31/89        14858.50        16081.64
    08/31/89        15097.24        16396.84
    09/30/89        14927.51        16329.61
    10/31/89        14066.31        15950.76
    11/30/89        14146.69        16276.16
    12/31/89        14264.74        16666.78
    01/31/90        13301.38        15548.44
    02/28/90        13380.20        15749.02
    03/31/90        13402.27        16166.37
    04/30/90        12937.59        15762.21
    05/31/90        13793.57        17299.02
    06/30/90        13656.23        17181.39
    07/31/90        13322.25        17126.41
    08/31/90        12258.45        15578.18
    09/30/90        11307.54        14819.52
    10/31/90        11019.21        14755.80
    11/30/90        11808.98        15709.03
    12/31/90        12083.75        16147.31
    01/31/91        12731.78        16851.33
    02/28/91        13608.52        18056.20
    03/31/91        13890.81        18493.16
    04/30/91        13955.72        18537.54
    05/31/91        14721.66        19338.37
    06/30/91        14119.72        18452.67
    07/31/91        14920.19        19312.56
    08/31/91        15235.12        19770.27
    09/30/91        15130.56        19440.11
    10/31/91        15382.51        19700.60
    11/30/91        14719.47        18906.67
    12/31/91        15882.70        21069.59
    01/31/92        16097.15        20677.70
    02/29/92        16619.87        20946.51
    03/31/92        16416.22        20538.05
    04/30/92        16930.49        21141.87
    05/31/92        17065.83        21245.47
    06/30/92        16916.41        20928.91
    07/31/92        17434.82        21784.90
    08/31/92        17052.84        21338.31
    09/30/92        17229.86        21590.10
    10/31/92        17436.12        21665.67
    11/30/92        18068.66        22404.47
    12/31/92        18564.83        22680.04
    01/31/93        19119.01        22870.55
    02/28/93        19548.49        23181.59
    03/31/93        20131.05        23670.73
    04/30/93        20047.35        23097.89
    05/31/93        20410.07        23716.92
    06/30/93        20650.14        23785.70
    07/31/93        20931.09        23690.55
    08/31/93        21731.81        24588.43
    09/30/93        21648.73        24399.09
    10/31/93        21846.69        24904.16
    11/30/93        21464.91        24667.57
    12/31/93        21961.06        24966.04
    01/31/94        22928.26        25814.89
    02/28/94        22337.82        25115.31
    03/31/94        21403.32        24020.28
    04/30/94        22140.85        24327.74
    05/31/94        22351.57        24726.71
    06/30/94        22213.48        24120.91
    07/31/94        22955.44        24912.07
    08/31/94        24136.53        25933.47
    09/30/94        23741.11        25298.10
    10/31/94        24228.42        25867.31
    11/30/94        23436.54        24925.22
    12/31/94        23512.77        25294.86
    01/31/95        23880.40        25950.76
    02/28/95        24790.97        26962.06
    03/31/95        25646.99        27757.71
    04/30/95        26360.31        28575.17
    05/31/95        27154.68        29717.32
    06/30/95        27544.83        30407.65
    07/31/95        28604.87        31415.97
    08/31/95        28963.65        31494.83
    09/30/95        29925.22        32823.91
    10/31/95        29580.88        32706.73
    11/30/95        30859.87        34142.55
    12/29/95        31763.97        34800.14

Let's say you invested $10,000 in Equity-Income Portfolio on October 9, 1986, when the fund started. By December 31, 1995, your investment would have grown to $31,764 - a 217.64% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $34,800 over the same period - a 248% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

Philip Morris Companies, Inc.           4.7

Federal National Mortgage Association   3.5

General Electric Co.                    2.4

NYNEX Corp.                             1.9

Citicorp                                1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Finance                            19.2

Nondurables                        10.0

Utilities                          7.8

Industrial Machinery & Equipment   6.8

Health                             6.6

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 8.699999999999999
Row: 1, Col: 3, Value: 81.90000000000001
Stocks  81.9%
Bonds  8.7%
Short-term investments 9.4%
FOREIGN INVESTMENTS 3.4%
*
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with Bettina Doulton, Portfolio Manager of Equity-Income
Portfolio
Q. HOW DID THE FUND PERFORM, BETTINA?
A. Compared to its peers, the fund did very well over the past 12 months. However, it slightly trailed the performance of the Standard & Poor's Composite Index for the 12-month period. The index had a total return of 37.58% for the 12 months ended December 31, 1995. The stock market rally in 1995 was narrow - led by the technology and finance sectors, as well as large-cap and blue-chip stocks - and many funds did not beat the performance of the index during the past 12 months.
Q. WHAT HELPED THE FUND'S PERFORMANCE?
A. The fund's performance came from a number of sectors, including finance and telephone utilities, as well as from some of the larger holdings, including the fund's largest investment, Philip Morris. This company's business was propelled by gains in market share for its Marlboro brand domestically, and by increased volumes and profits in its international tobacco business.
Q. LET'S TAKE A LOOK AT YOUR INVESTMENTS IN THE FINANCE SECTOR. WHICH STOCKS HAVE TURNED OUT WELL?
A. The fund's finance investments are fairly diverse. I pick the stocks for the fund one-by-one, but many of the top performers over the past 12 months came from this sector. Among them, Citicorp benefited from growth in its emerging market credit card business. Fannie Mae - the Federal National Mortgage Association - was helped by improved business conditions, a strong supply of mortgages and widening spreads, such that profit growth was solid. And American Express, having restructured in order to reduce costs, posted strong and consistent earnings growth from improved marketing of its existing and new credit card products. Beyond that, some of the fund's insurance stocks - GenRe, American International Group, Aetna and CIGNA - contributed well to the fund's return.
Q. HOW ABOUT TELEPHONE UTILITIES?
A. I've owned several of the regional Bell operating companies (RBOCs), such as Ameritech, BellSouth, Bell Atlantic, NYNEX and SBC Communications. The regulatory environment is improving on a state-by-state basis, allowing these companies to focus more on profitability and competitiveness. They've also been able to improve revenues by offering value-added services, such as call waiting and caller identification, cellular services, and additional access lines for computer modem use.
Q. WHICH STOCKS DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. A couple of areas were disappointing. First, Wal-Mart struggled as it went through a major transition. It was upgrading and expanding its older, most profitable stores, converting them into so-called super centers - general merchandise stores with grocery stores attached. The negative impact on the company's profits associated with this process - as well as the difficult retail environment - was worse and more prolonged than anticipated. Second, despite better managing their account bases and internal operations, WMX Technologies and Browning-Ferris Industries - broadly based pollution control companies - were hurt by the weakening economy, such that the pace of revenue and profit growth was not as strong as expected.
Q. GENERAL ELECTRIC WAS ONE OF THE FUND'S TOP FIVE STOCKS AT THE END OF THE PERIOD. WHY WAS IT ATTRACTIVE TO YOU?
A. GE offered a diverse business portfolio, shareholder-oriented management and a consistent earnings history, qualities that appeared attractive given the economic climate. I felt the same way about Emerson Electric and Allied-Signal. These companies - through geographical expansion and improvements in productivity - were able to sustain consistent earnings and free cash flow. I believed the economy was weakening to an extent that the relative performance expected from these companies would be rewarded.
Q. DOES THAT MEAN YOUR OUTLOOK IS COLORED BY CONCERNS FOR THE ECONOMY?
A. Yes it does. Economic indicators point out that the economy is slowing. Wages have been stagnant and consumers' disposable income is down. Interest rates will have to decline, in part so that capital will flow back into the developing economies, believed to be a prime driver for future global economic growth including U.S. exports. As it stands at the end of 1995, economies outside of the U.S. also have slowed, leading me to believe that demand for U.S. exports will wane. Given this backdrop, I have concerns about corporate profitability in 1996 and think it will be a tough investing environment. As a result, I'll be looking for companies with aspects to their business that will enable them to sustain good earnings growth despite a weakening economy.



FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 81.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 6.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)   447,100 $ 22,634,438
Boeing Co.   344,600  27,008,025
Lockheed Martin Corp.   329,303  26,014,937
McDonnell Douglas Corp.   289,800  26,661,600
Rockwell International Corp.   634,000  33,522,750
Sundstrand Corp.   183,000  12,878,625
Thiokol Corp.   232,700  7,882,713
  156,603,088
DEFENSE ELECTRONICS - 2.0%
Litton Industries, Inc. (a)   546,300  24,310,350
Loral Corp.   538,800  19,060,050
Raytheon Co.   1,164,600  55,027,350
  98,397,750
SHIP BUILDING & REPAIR - 0.7%
General Dynamics Corp.   592,600  35,037,475
TOTAL AEROSPACE & DEFENSE   290,038,313
BASIC INDUSTRIES - 5.5%
CHEMICALS & PLASTICS - 4.3%
du Pont (E.I.) de Nemours & Co.   585,500  40,911,813
Ethyl Corp.   723,100  9,038,750
Great Lakes Chemical Corp.   179,800  12,945,600
Hercules, Inc.   521,400  29,393,925
Minnesota Mining &
 Manufacturing Co.   516,000  34,185,000
Monsanto Co.   190,000  23,275,000
Nalco Chemical Co.   221,200  6,663,650
Raychem Corp.   248,400  14,127,750
Schulman (A.), Inc.   70,600  1,588,500
Union Carbide Corp.   1,013,700  38,013,750
  210,143,738
IRON & STEEL - 0.2%
Nucor Corp.   177,000  10,111,125
METALS & MINING - 0.7%
Alcan Aluminium Ltd.   409,114  12,706,568
Aluminum Co. of America  375,000  19,828,125
  32,534,693
PACKAGING & CONTAINERS - 0.1%
Crown Cork & Seal Co., Inc. (a)   98,500  4,112,375
PAPER & FOREST PRODUCTS - 0.2%
James River Corp. of Virginia  451,700  10,897,263
TOTAL BASIC INDUSTRIES   267,799,194
CONGLOMERATES - 3.1%
Allied-Signal, Inc.   748,700  35,563,250
ITT Industries, Inc.   292,600  7,022,400
Tyco International Ltd.   1,752,742  62,441,434
United Technologies Corp.   422,300  40,065,713
Whitman Corp.   152,200  3,538,650
   148,631,447
CONSTRUCTION & REAL ESTATE - 0.3%
BUILDING MATERIALS - 0.3%
Cooper Cameron Corp. (a)   200,628  7,122,294
Sherwin-Williams Co.   196,900  8,023,675
  15,145,969

 SHARES VALUE (NOTE 1)
CONSTRUCTION - 0.0%
Castle & Cooke, Inc.   74,767 $ 1,252,331
TOTAL CONSTRUCTION & REAL ESTATE   16,398,300
DURABLES - 2.3%
AUTOS, TIRES, & ACCESSORIES - 1.7%
Chrysler Corp.   237,100  13,129,413
Dana Corp.   406,100  11,878,425
General Motors Corp.   683,376  36,133,506
Johnson Controls, Inc.   61,100  4,200,625
PACCAR, Inc.   55,300  2,329,513
Snap-on Tools Corp.   374,000  16,923,500
  84,594,982
CONSUMER ELECTRONICS - 0.4%
Whirlpool Corp.   342,500  18,238,125
TEXTILES & APPAREL - 0.2%
Westpoint Stevens, Inc. Class A  358,900  7,200,431
TOTAL DURABLES   110,033,538
ENERGY - 5.6%
ENERGY SERVICES - 1.5%
Baker Hughes, Inc.   521,800  12,718,875
Dresser Industries, Inc.   158,700  3,868,313
Helmerich & Payne, Inc.   95,000  2,826,250
McDermott International, Inc.   348,400  7,664,800
Schlumberger Ltd.   646,900  44,797,825
  71,876,063
OIL & GAS - 4.1%
Amerada Hess Corp.   910,200  48,240,600
British Petroleum PLC ADR  825,877  84,342,689
Canada Occidental Petroleum Ltd.   161,100  5,284,000
Coastal Corp. (The)  380,000  14,155,000
Kerr-McGee Corp.   118,400  7,518,400
Occidental Petroleum Corp.   1,047,000  22,379,625
Petro-Canada 1st Installment Receipt (b)  185,600  1,071,279
Total SA:
 Class B  210,425  14,174,149
 sponsored ADR  10,978  373,252
  197,538,994
TOTAL ENERGY   269,415,057
FINANCE - 19.2%
BANKS - 6.6%
Bank of Boston Corp.   257,877  11,926,811
Barnett Banks, Inc.   86,800  5,121,200
Boatmen's Bancshares, Inc.   55,100  2,252,213
Chase Manhattan Corp.   205,460  12,456,013
Chemical Banking Corp.   604,400  35,508,500
Citicorp  1,262,400  84,896,400
First Bank System, Inc.   181,600  9,011,900
First Interstate Bancorp  372,500  50,846,250
First Union Corp.   393,990  21,915,694
Fleet Financial Group, Inc.   628,054  25,593,201
KeyCorp.   369,200  13,383,500
NationsBank Corp.   428,400  29,827,350
Wells Fargo & Co.   92,600  20,001,600
  322,740,632
CREDIT & OTHER FINANCE - 2.2%
American Express Co.   1,974,572  81,697,917
Greenpoint Financial Corp.   327,900  8,771,325
Household International, Inc.   234,011  13,835,900
  104,305,142
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 4.7%
Federal Home Loan
 Mortgage Corporation  636,000 $ 53,106,000
Federal National
 Mortgage Association  1,359,000  168,685,875
Student Loan Marketing Association  124,000  8,168,500
  229,960,375
INSURANCE - 5.6%
Aetna Life & Casualty Co.   649,000  44,943,250
Allstate Corp.   893,900  36,761,638
American International Group, Inc.   423,000  39,127,500
CIGNA Corp.   308,800  31,883,600
General Re Corp.   320,000  49,600,000
ITT Hartford Group, Inc.   292,600  14,154,525
Loews Corp.   533,000  41,773,875
Prudential Reinsurance Holdings, Inc.   202,100  4,724,088
Travelers, Inc. (The)  147,933  9,301,287
  272,269,763
SAVINGS & LOANS - 0.1%
Charter One Financial Corp.   149,000  4,563,125
TOTAL FINANCE   933,839,037
HEALTH - 6.3%
DRUGS & PHARMACEUTICALS - 4.3%
Allergan, Inc.   388,100  12,613,250
American Home Products Corp.   438,100  42,495,700
Bristol-Myers Squibb Co.   646,800  55,543,950
Lilly (Eli) & Co.   66,800  3,757,500
Merck & Co., Inc.   151,400  9,954,550
Pharmacia & Upjohn, Inc.   1,193,400  46,244,250
Schering-Plough Corp.   112,900  6,181,275
SmithKline Beecham PLC ADR  580,700  32,228,850
  209,019,325
MEDICAL EQUIPMENT & SUPPLIES - 1.2%
Baxter International, Inc.   1,022,300  42,808,813
Hillenbrand Industries, Inc.   29,000  982,375
I-Stat Corporation (a)  149,400  4,855,500
Nellcor, Inc. (a)   188,324  10,922,792
  59,569,480
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp.   548,100  27,816,075
Tenet Healthcare Corp. (a)   137,600  2,855,200
U.S. Healthcare, Inc.   134,700  6,263,550
  36,934,825
TOTAL HEALTH   305,523,630
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
ELECTRICAL EQUIPMENT - 3.2%
Emerson Electric Co.   457,500  37,400,625
General Electric Co.   1,620,200  116,654,400
  154,055,025
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Caterpillar, Inc.   335,800  19,728,250
Cooper Industries, Inc.   240,832  8,850,576
Deere & Co.   1,423,200  50,167,800
Ingersoll-Rand Co.   559,000  19,634,875
Varity Corp. (a)   62,700  2,327,738
  100,709,239

 SHARES VALUE (NOTE 1)
POLLUTION CONTROL - 1.6%
Browning-Ferris Industries, Inc.   1,364,800 $ 40,261,600
WMX Technologies, Inc.   1,222,200  36,513,225
  76,774,825
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   331,539,089
MEDIA & LEISURE - 2.1%
BROADCASTING - 0.8%
Viacom, Inc. Class B (non-vtg.) (a)  833,014  39,464,038
LODGING & GAMING - 0.6%
ITT Corp.   594,700  31,519,100
PUBLISHING - 0.6%
Knight-Ridder, Inc.   201,700  12,606,250
Meredith Corp.   224,600  9,405,125
Times Mirror Co. Class A  212,100  7,184,888
  29,196,263
RESTAURANTS - 0.1%
Darden Restaurants, Inc.   332,900  3,953,188
TOTAL MEDIA & LEISURE   104,132,589
NONDURABLES - 9.9%
BEVERAGES - 2.1%
Anheuser-Busch Companies, Inc.   649,300  43,421,938
PepsiCo, Inc.   1,077,200  60,188,550
  103,610,488
FOODS - 0.7%
ConAgra, Inc.   298,300  12,304,875
Dole Food, Inc.   224,300  7,850,500
Kellogg Co.   75,800  5,855,550
Nabisco Holdings Class A  232,500  7,585,313
  33,596,238
HOUSEHOLD PRODUCTS - 1.4%
Avon Products, Inc.   423,880  31,949,955
Colgate-Palmolive Co.   223,600  15,707,900
First Brands Corp.   329,200  15,678,150
Rubbermaid, Inc.   231,000  5,890,500
  69,226,505
TOBACCO - 5.7%
Imasco Ltd.   113,700  2,208,414
Philip Morris Companies, Inc.   2,521,100  228,159,550
RJR Nabisco Holdings Corp.   986,839  30,468,654
UST, Inc.   448,500  14,968,688
  275,805,306
TOTAL NONDURABLES   482,238,537
RETAIL & WHOLESALE - 2.0%
APPAREL STORES - 0.3%
Limited, Inc. (The)  906,500  15,750,438
GENERAL MERCHANDISE STORES - 1.2%
Dayton Hudson Corp.   71,100  5,332,500
May Department Stores Co. (The)  93,500  3,950,375
Sears, Roebuck & Co.   403,000  15,717,000
Wal-Mart Stores, Inc.   1,596,300  35,717,213
  60,717,088
GROCERY STORES - 0.3%
Great Atlantic & Pacific Tea Co., Inc.   312,700  7,192,100
Vons Companies, Inc. (a)   231,900  6,551,175
  13,743,275
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc. (The)  151,400 $ 7,248,275
Tandy Corp.   36,300  1,506,450
  8,754,725
TOTAL RETAIL & WHOLESALE   98,965,526
SERVICES - 0.3%
ADT Ltd. (a)   711,600  10,674,000
National Service Industries, Inc.   80,400  2,602,950
  13,276,950
TECHNOLOGY - 2.3%
COMPUTERS & OFFICE EQUIPMENT - 1.7%
International Business Machines Corp.   320,700  29,424,225
Pitney Bowes, Inc.   1,111,300  52,231,100
  81,655,325
ELECTRONICS - 0.6%
AMP, Inc.   659,600  25,312,150
Thomas & Betts Corp.   81,200  5,988,500
  31,300,650
TOTAL TECHNOLOGY   112,955,975
TRANSPORTATION - 1.8%
RAILROADS - 1.7%
Burlington Northern Santa Fe Corp.   625,940  48,823,320
CSX Corp.   390,600  17,821,125
Union Pacific Corp.   237,900  15,701,400
  82,345,845
TRUCKING & FREIGHT - 0.1%
Roadway Services, Inc.   105,200  5,141,650
TOTAL TRANSPORTATION   87,487,495
UTILITIES - 7.8%
TELEPHONE SERVICES - 7.8%
Ameritech Corp.   1,067,900  63,006,100
Bell Atlantic Corp.   790,400  52,858,000
BellSouth Corp.   1,632,200  71,000,700
NYNEX Corp.   1,754,600  94,748,400
Pacific Telesis Group  639,500  21,503,188
Koninklijke PPT Nederland  236,700  8,581,847
Koninklijke PPT Nederland (d)  104,400  3,785,149
SBC Communications, Inc.   950,300  54,642,250
Southern New England
 Telecommunications Corp.   251,900  10,013,025
TOTAL UTILITIES   380,138,659
TOTAL COMMON STOCKS
 (Cost $3,211,246,320)   3,952,413,336
PREFERRED STOCKS - 0.6%
CONVERTIBLE PREFERRED STOCKS - 0.6%
BASIC INDUSTRIES - 0.1%
PAPER & FOREST PRODUCTS - 0.1%
James River Corp. cum, Series P  278,200  6,502,925

 SHARES VALUE (NOTE 1)
ENERGY - 0.5%
OIL & GAS - 0.5%
Atlantic Richfield Co.
 exchangeable $.5575  431,300 $ 10,135,550
Occidental Petroleum Corp.
 Indexed $3.00  218,900  13,599,163
   23,734,713
UTILITIES - 0.0%
GAS - 0.0%
Columbia Gas System, Inc.   403  16,473
TOTAL CONVERTIBLE PREFERRED STOCKS   30,254,111
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
UTILITIES - 0.0%
ELECTRIC UTILITY - 0.0%
Gulf States Utilities Co., Series B,
 adj. rate   586  28,128
GAS - 0.0%
Columbia Gas System, Inc.  658  16,203
TOTAL NONCONVERTIBLE PREFERRED STOCKS   44,331
TOTAL PREFERRED STOCKS
 (Cost $34,163,788)   30,298,442
CORPORATE BONDS - 1.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (C) AMOUNT
CONVERTIBLE BONDS - 0.3%
CONSTRUCTION & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Liberty Property exchangeable
 8%, 7/1/01 - $ 750,000  769,688
HEALTH - 0.2%
DRUGS & PHARMACEUTICALS - 0.2%
Roche Holdings, Inc. liquid yield
 option notes 0%, 4/20/10 (d) -  19,580,000  8,664,150
PRECIOUS METALS - 0.1%
Pegasus Gold, Inc. euro
 6 1/4%, 4/30/02 (d) Baa3  1,860,000  2,055,300
SERVICES - 0.0%
ADT Operations, Inc. liquid yield
 option notes 0%, 7/6/10 Ba3  3,670,000  1,752,425
UTILITIES - 0.0%
GAS - 0.0%
SFP Pipeline Holdings, Inc.
 exchangeable 0%,
 8/15/10 (e) Baa3  470,000  611,000
TOTAL CONVERTIBLE BONDS   13,852,563
NONCONVERTIBLE BONDS - 1.0%
AEROSPACE & DEFENSE - 0.0%
DEFENSE ELECTRONICS - 0.0%
Tracor, Inc.
 10 7/8%, 8/15/01 B2  1,220,000  1,268,800
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
BASIC INDUSTRIES - 0.2%
PACKAGING & CONTAINERS - 0.0%
Owens Illinois, Inc.
 10 1/4%, 4/1/99 B2 $ 350,000 $ 360,500
PAPER & FOREST PRODUCTS - 0.2%
Stone Container Corp.
 9 7/8%, 2/1/01 B1  7,760,000  7,546,600
TOTAL BASIC INDUSTRIES   7,907,100
DURABLES - 0.2%
TEXTILES & APPAREL - 0.2%
Westpoint Stevens, Inc.:
 8 3/4%, 12/15/01 B1  2,660,000  2,660,000
 9 3/8%, 12/15/05 B3  7,850,000  7,732,250
  10,392,250
FINANCE - 0.0%
BANKS - 0.0%
Signet Banking Corp. (e):
 6%, 5/15/97  Baa2  340,000  337,753
 6 1/8%, 4/15/98  Baa2  190,000  187,866
  525,619
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
Tenet Healthcare Corp.:
 9 5/8%, 9/1/02 Ba2  1,760,000  1,925,000
 8 5/8%, 12/1/03 Ba2  3,480,000  3,636,600
  5,561,600
MEDIA & LEISURE - 0.4%
BROADCASTING - 0.4%
Viacom, Inc. 8%, 7/7/06 B1  18,890,000  19,220,575
NONDURABLES - 0.1%
BEVERAGES - 0.1%
Canandaigua Wine, Inc.
 8 3/4%, 12/15/03 B1  5,700,000  5,671,500
TOTAL NONCONVERTIBLE BONDS   50,547,444
TOTAL CORPORATE BONDS
 (Cost $59,279,783)   64,400,007
U.S. TREASURY OBLIGATIONS - 7.4%
 5 3/4%, 8/15/03 Aaa  68,000,000  68,818,040
 7 1/4%, 2/15/23 Aaa  17,690,000  20,227,442
 6 1/4%, 8/15/23 Aaa  8,790,000  9,044,119
 7 1/2%, 11/15/24 Aaa  15,390,000  18,499,242
 7 5/8%, 2/15/25 Aaa  29,540,000  36,121,807
 6 7/8%, 8/15/25 Aaa  35,210,000  39,710,190
 Principal STRIPS:
 0%, 11/15/18 Aaa  345,000,000  83,797,050
 0%, 2/15/19 Aaa  350,000,000  83,699,000
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $332,219,484)   359,916,890
REPURCHASE AGREEMENTS - 9.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 455,467,894 $ 455,169,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,092,078,375)   $ 4,862,197,675
LEGEND
1. Non-income producing
2. Purchased on an installment basis. Market value reflects only those payments made through December 31, 1995. The remaining installments for Petro-Canada, aggregating CAD 1,577,600, are due September 23, 1996 and March 24, 1997.
3. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,504,599 or 0.3% of net assets.
5. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $4,313,419,496 and $2,742,014,794, respectively, of which U.S. government and government agency obligations aggregated $409,364,645 and $205,227,833, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,077,039 for the period (see Note 3 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 7.4% AAA, AA, A 7.4%
Baa 0.1% BBB 0.0%
Ba 0.1% BB 0.6%
B 0.9% B 0.5%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by either S&P or Moody's amounted to 0.2%. FMR has determined that unrated debt securities that are lower quality account for 0.2% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $4,098,146,199. Net unrealized appreciation aggregated $764,051,476, of which $793,759,941 related to appreciated investment securities and $29,708,465 related to depreciated investment securities.
The fund hereby designates approximately $64,818,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $455,169,000) (cost $4,092,078,375)      $ 4,862,197,675
- See accompanying schedule

Cash                                                                                                              719

Receivable for investments sold                                                                                    1,835,507

Receivable for fund shares sold                                                                                    10,941,112

Dividends receivable                                                                                               10,792,285

Interest receivable                                                                                                5,307,245

Other receivables                                                                                                  126,974

 TOTAL ASSETS                                                                                                      4,891,201,517

LIABILITIES

Payable for investments purchased                                                                   $ 7,521,288

Payable for fund shares redeemed                                                                     1,339,589

Accrued management fee                                                                               2,004,252

Other payables and accrued expenses                                                                  901,707

 TOTAL LIABILITIES                                                                                                 11,766,836

NET ASSETS                                                                                                        $ 4,879,434,681

Net Assets consist of:

Paid in capital                                                                                                   $ 3,883,373,607

Undistributed net investment income                                                                                8,997,355

Accumulated undistributed net realized gain (loss) on investments and foreign                                     216,938,284
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         770,125,435
and assets and liabilities in foreign currencies

NET ASSETS, for 253,263,397 shares outstanding                                                                   $ 4,879,434,681

NET ASSET VALUE, offering price and redemption price per share ($4,879,434,681 (divided by) 253,263,397 shares) $19.27


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                 $ 74,462,683
Dividends

Interest                                                                           35,486,492

 TOTAL INCOME                                                                      109,949,175

EXPENSES

Management fee                                                     $ 17,818,979

Transfer agent fees                                                 1,660,720

Accounting fees and expenses                                        760,752

Non-interested trustees' compensation                               13,087

Custodian fees and expenses                                         91,612

Registration fees                                                   607,587

Audit                                                               49,196

Legal                                                               15,555

Interest                                                            9,801

Miscellaneous                                                       7,729

 TOTAL EXPENSES                                                                    21,035,018

NET INVESTMENT INCOME                                                              88,914,157

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              220,993,365

 Foreign currency transactions                                      4,100          220,997,465

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              715,594,560

 Assets and liabilities in                                          (6,641         715,587,919
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    936,585,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 1,025,499,541


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                     $ 88,914,157      $ 49,846,224
Net investment income

 Net realized gain (loss)                                                                      220,997,465       121,898,471

 Change in net unrealized appreciation (depreciation)                                          715,587,919       (61,690,963)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               1,025,499,541     110,053,732

Distributions to shareholders                                                                  (84,729,039)      (44,739,784)
From net investment income

 From net realized gain                                                                         (121,254,353)     (68,533,800)

 TOTAL DISTRIBUTIONS                                                                            (205,983,392)     (113,273,584)

Share transactions                                                                               1,784,340,253     1,048,772,904
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   205,981,922       113,273,584

 Cost of shares redeemed                                                                         (214,815,736)     (192,914,992)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         1,775,506,439     969,131,496

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        2,595,022,588     965,911,644

NET ASSETS

 Beginning of period                                                                             2,284,412,093     1,318,500,449

 End of period (including undistributed net investment income of $8,997,355 and $4,150,957,
respectively)                                                                                   $ 4,879,434,681   $ 2,284,412,093

OTHER INFORMATION
Shares

 Sold                                                                                            103,951,843       68,815,564

 Issued in reinvestment of distributions                                                         12,868,445        7,484,681

 Redeemed                                                                                        (12,384,683)      (12,882,315)

 Net increase (decrease)                                                                         104,435,605       63,417,930



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991





Net asset value, beginning of period                      $ 15.35       $ 15.44       $ 13.40       $ 11.85     $ 9.51

Income from Investment Operations

 Net investment income                                    .41           .41           .37           .40         .50

 Net realized and unrealized gain (loss)                  4.69          .64           2.06          1.57        2.43

 Total from investment operations                         5.10          1.05          2.43          1.97        2.93

Less Distributions                                        (.40)         (.37)         (.35)         (.42)       (.59)
From net investment income

 In excess of net investment income                        -             -             (.04)         -           -

 From net realized gain                                   (.78)         (.77)         -             -           -

 Total distributions                                      (1.18)        (1.14)        (.39)         (.42)       (.59)

Net asset value, end of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40     $ 11.85

TOTAL RETURN A, B                                         35.09%        7.07%         18.29%        16.89%      31.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880   $ 282,171

Ratio of expenses to average net assets                   .61%          .60%          .62%          .65%        .74%

Ratio of expenses to average net assets after expense
reductions                                               .61%          .58%          .62%          .65%        .74%
                                                                       D

Ratio of net investment income to average net assets      2.56%         2.83%         2.87%         3.52%       4.83%

Portfolio turnover rate                                  87%           134%          120%          74%         107%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
D FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995    YEAR     YEARS    FUND

Growth               35.36%   20.78%   14.83%

S&P 500              37.58%   16.60%   14.46%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare these figures to the performance of the Standard & Poor's Composite Index of 500 Stocks- a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, October 9, 1986.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
              VIP Growth (2Standard &
     10/09/86     10000.00   10000.00
     10/31/86     10000.00   10329.97
     11/30/86     10220.00   10580.99
     12/31/86     10030.00   10311.18
     01/31/87     11100.00   11700.09
     02/28/87     11650.00   12162.25
     03/31/87     11839.97   12513.74
     04/30/87     11839.97   12402.36
     05/31/87     11920.10   12510.26
     06/30/87     12270.69   13142.03
     07/31/87     12761.52   13808.33
     08/31/87     13142.16   14323.38
     09/30/87     12991.91   14009.70
     10/31/87     10137.09   10992.01
     11/30/87      9425.90   10086.27
     12/31/87     10397.53   10853.84
     01/31/88     10623.12   11310.78
     02/29/88     11484.46   11837.86
     03/31/88     11381.92   11472.07
     04/30/88     11525.47   11599.41
     05/31/88     11422.93   11700.33
     06/30/88     11997.15   12237.37
     07/31/88     11935.63   12190.87
     08/31/88     11648.52   11776.38
     09/30/88     11976.65   12278.06
     10/31/88     12007.41   12619.39
     11/30/88     11894.61   12438.93
     12/31/88     12017.66   12656.61
     01/31/89     12879.00   13583.07
     02/28/89     12612.39   13244.86
     03/31/89     12993.68   13553.46
     04/30/89     13680.85   14256.89
     05/31/89     14170.19   14834.29
     06/30/89     13982.78   14749.73
     07/31/89     15232.18   16081.64
     08/31/89     15492.47   16396.84
     09/30/89     15627.82   16329.61
     10/31/89     15190.53   15950.76
     11/30/89     15440.41   16276.16
     12/31/89     15804.81   16666.78
     01/31/90     14888.59   15548.44
     02/28/90     15030.81   15749.02
     03/31/90     15214.51   16166.37
     04/30/90     14771.47   15762.21
     05/31/90     16078.97   17299.02
     06/30/90     16413.95   17181.39
     07/31/90     16154.61   17126.41
     08/31/90     14490.52   15578.18
     09/30/90     12999.33   14819.52
     10/31/90     12534.68   14755.80
     11/30/90     13550.42   15709.03
     12/31/90     13950.23   16147.31
     01/31/91     14879.53   16851.33
     02/28/91     15989.61   18056.20
     03/31/91     16472.15   18493.16
     04/30/91     16318.61   18537.54
     05/31/91     17283.69   19338.37
     06/30/91     16000.57   18452.67
     07/31/91     17524.96   19312.56
     08/31/91     18303.60   19770.27
     09/30/91     18446.17   19440.11
     10/31/91     19016.45   19700.60
     11/30/91     17930.73   18906.67
     12/31/91     20299.56   21069.59
     01/31/92     21538.81   20677.70
     02/29/92     21989.40   20946.51
     03/31/92     20641.73   20538.05
     04/30/92     19833.13   21141.87
     05/31/92     19664.67   21245.47
     06/30/92     18901.00   20928.91
     07/31/92     19630.98   21784.90
     08/31/92     19091.92   21338.31
     09/30/92     19428.83   21590.10
     10/31/92     20181.28   21665.67
     11/30/92     21528.94   22404.47
     12/31/92     22191.55   22680.04
     01/31/93     22629.54   22870.55
     02/28/93     22163.03   23181.59
     03/31/93     23046.80   23670.73
     04/30/93     22805.77   23097.89
     05/31/93     24504.44   23716.92
     06/30/93     24756.94   23785.70
     07/31/93     24688.08   23690.55
     08/31/93     25927.65   24588.43
     09/30/93     26409.70   24399.09
     10/31/93     26662.20   24904.16
     11/30/93     25583.32   24667.57
     12/31/93     26490.04   24966.04
     01/31/94     27155.74   25814.89
     02/28/94     26875.65   25115.31
     03/31/94     25654.59   24020.28
     04/30/94     25813.32   24327.74
     05/31/94     25215.00   24726.71
     06/30/94     23932.88   24120.91
     07/31/94     24763.21   24912.07
     08/31/94     26167.43   25933.47
     09/30/94     25849.96   25298.10
     10/31/94     26900.07   25867.31
     11/30/94     25825.53   24925.22
     12/31/94     26484.91   25294.86
     01/31/95     25984.27   25950.76
     02/28/95     27060.36   26962.06
     03/31/95     28042.58   27757.71
     04/30/95     28987.98   28575.17
     05/31/95     30117.54   29717.32
     06/30/95     32781.83   30407.65
     07/31/95     36023.18   31415.97
     08/31/95     36465.18   31494.83
     09/30/95     37410.57   32823.91
     10/31/95     37029.96   32706.73
     11/30/95     37005.40   34142.55
     12/29/95     35851.29   34800.14

Let's say you invested $10,000 in Growth Portfolio on October 9, 1986, when the fund started. By December 31, 1995, your investment would have grown to $35,851 - a 258.51% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $34,800 over the same period - a 248% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                % OF FUND'S
                                INVESTMENTS

Oracle Systems Corp.            2.9

Cisco Systems, Inc.             2.5

Microsoft Corp.                 2.4

AirTouch Communications, Inc.   2.2

General Electric Co.            1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Technology           32.7

Utilities            9.4

Health               8.5

Retail & Wholesale   7.7

Finance              4.1

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 15.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 82.90000000000001
Stocks  82.9%
Bonds  1.7%
Short-term investments 15.4%
FOREIGN INVESTMENTS 2.7%
*
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with Lawrence Greenberg, Portfolio
Manager of Growth Portfolio
Q. LARRY, HOW DID THE FUND PERFORM?
A. Although the fund did well compared to its peers, it slightly lagged the Standard & Poor's 500 Index, which returned 37.58% for the 12-month period ended December 31, 1995.
Q. WHY WAS THE STOCK MARKET SO STRONG IN 1995?
A. In my opinion, two things really drive the equity market: strong earnings and declining interest rates. During most of 1995, we had both. This really played into the hands of the kinds of growth stocks the fund owns. Many of these stocks represent fast-growing companies which are able to grow faster than other companies in a slow but expanding economic environment. They also can benefit more from a declining interest rate environment.
Q. THE FUND'S TECHNOLOGY WEIGHTING HAS BEEN REDUCED, BUT, AT APPROXIMATELY 32.7%, IT REMAINED THE LARGEST SECTOR AS OF DECEMBER 31, 1995. DO YOU THINK THIS AREA OF THE MARKET CAN KEEP UP THE TORRID PACE OF GROWTH WE SAW IN 1995?
A. Probably not. What we saw in 1995 was strength across the board. For the most part, earnings grew as fast as the stock prices went up. Therefore, despite good appreciation, price-to-earnings multiples didn't go up that much. I don't think investors can expect the same level of growth in 1996 as they did in 1995. I think investors can expect to see more of an environment of the haves and have-nots, with specific companies leaving others behind.
Q. SO HOW WILL YOU MANAGE THE FUND'S TECHNOLOGY HOLDINGS GOING FORWARD?
A. I intend to approach the technology sector on a more selective basis, looking at individual areas showing strength. For example, corporate America's move from mainframe computing to client-server computing, along with the rise of the Internet, may continue to benefit networking and database companies. These companies provide the hardware and software for the new corporate networks.
Q. WHAT WAS THE ATTRACTION TO UTILITY STOCKS, WHICH MADE UP 9.4% OF THE FUND'S INVESTMENTS AT THE END OF DECEMBER?
A. All of the fund's utility holdings are in the telecommunications industry. I believe the telecommunications industry offers excellent growth opportunities both domestically and abroad as diversification, privatization, globalization and proliferation of wireless communications continue to create a strong demand outlook.
Q. IN THE FUND'S SEMIANNUAL REPORT, YOU DISCUSSED THAT YOU HAD CUT BACK ON THE FUND'S HEALTH CARE EXPOSURE BECAUSE OF CONCERNS SURROUNDING FEDERAL HEALTH CARE REFORM. WHAT'S HAPPENED SINCE THEN?
A. I slowly raised the fund's stake in health care stocks as values presented themselves. Congress and the president continue to haggle over the future of Medicare and Medicaid, but I anticipate that government cutbacks in spending could force more Medicare users toward HMOs. Therefore, I added more HMOs to the portfolio.
Q. WERE THERE ANY DISAPPOINTMENTS IN 1995?
A. Sure. Disappointments came on two fronts. First, in September, the technology sector slowed somewhat as several corporate earnings disappointments fueled investors' concerns that the sector had become overvalued. As this occurred, investors moved to more defensive, consumer-oriented stocks such as Coca-Cola, PepsiCo, Merck and Pfizer. In hindsight, I wish I had been able to make this shift earlier. Second, the underperformance of several of the fund's retail stocks hindered performance. Building supply companies Home Depot and Lowe's, for example, were hurt by falling lumber prices and a drop in demand with the slowdown in the housing market.
Q. SO WHAT'S YOUR OUTLOOK?
A. As I mentioned earlier, the real fuel for a strong market - good corporate earnings and declining interest rates - will probably not be as strong in 1996 as it was in 1995. Given what we know now, though, I believe, barring any unforeseen changes, the market environment may still be constructive for stocks this year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.9%
AEROSPACE & DEFENSE - 0.6%
C A E Industries Ltd.   535,900 $ 4,075,173
General Motors Corp. Class H  150,000  7,368,750
Rockwell International Corp.   225,000  11,896,875
Special Devices, Inc. (a)  246,700  3,207,100
  26,547,898
DEFENSE ELECTRONICS - 0.3%
Loral Corp.   75,000  2,653,125
Raytheon Co.   165,000  7,796,250
  10,449,375
TOTAL AEROSPACE & DEFENSE   36,997,273
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 0.6%
Airgas, Inc. (a)  179,600  5,971,700
du Pont (E.I.) de Nemours & Co.   135,000  9,433,125
Minnesota Mining & Manufacturing Co.   100,000  6,490,900
Union Carbide Corp.   100,000  3,750,000
  25,645,725
METALS & MINING - 0.9%
Alcan Aluminium Ltd.   100,000  3,105,875
Aluminum Co. of America  225,000  11,896,875
Freeport McMoRan Copper & Gold, Inc.
 Class A  85,000  2,380,000
IMCO Recycling, Inc.   299,000  7,325,500
Inco Ltd.   175,000  5,788,013
Reynolds Metals Co.   125,000  7,078,125
  37,574,388
TOTAL BASIC INDUSTRIES   63,220,113
CONGLOMERATES - 0.9%
Allied-Signal, Inc.   265,000  12,587,500
Harris Corp.   60,000  3,277,500
ITT Industries, Inc.   85,000  2,040,000
Tyco International Ltd.   350,000  12,468,750
United Technologies Corp.   65,000  6,166,875
  36,540,625
CONSTRUCTION & REAL ESTATE - 0.6%
BUILDING MATERIALS - 0.1%
York International Corp.   60,000  2,820,000
CONSTRUCTION - 0.4%
Oakwood Homes Corp.   440,000  16,885,000
ENGINEERING - 0.1%
Fluor Corp.   85,000  5,610,000
TOTAL CONSTRUCTION & REAL ESTATE   25,315,000
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 2.1%
Chrysler Corp.   750,000  41,531,250
General Motors Corp.   825,146  43,629,595
Safety Components International, Inc. (a)  228,200  3,594,150
  88,754,995
CONSUMER ELECTRONICS - 0.1%
Whirlpool Corp.   40,000  2,130,000
HOME FURNISHINGS - 0.1%
Leggett & Platt, Inc.   150,000  3,637,500

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.7%
Adidas AG  71,400 $ 3,768,609
Adidas AG (a)(b)  45,600  2,406,843
NIKE, Inc. Class B  200,000  13,925,000
Tommy Hilfiger (a)  180,000  7,627,500
  27,727,952
TOTAL DURABLES   122,250,447
ENERGY - 1.2%
ENERGY SERVICES - 0.3%
Schlumberger Ltd.   185,000  12,811,250
INDEPENDENT POWER - 0.2%
Thermo Electron Corp. (a)  175,000  9,100,000
OIL & GAS - 0.7%
Amerada Hess Corp.   225,000  11,925,000
Barrett Resources Corp. (a)  87,300  2,564,438
British Petroleum PLC ADR  75,000  7,659,375
Unocal Corp.   225,000  6,553,125
  28,701,938
TOTAL ENERGY   50,613,188
FINANCE - 4.1%
BANKS - 0.8%
Banc One Corp.   350,000  13,212,500
BankAmerica Corp.   125,000  8,093,750
Chemical Banking Corp.   200,000  11,750,000
  33,056,250
CREDIT & OTHER FINANCE - 0.5%
American Express Co.   435,000  17,998,125
Household International, Inc.   20,000  1,165,000
  19,163,125
FEDERAL SPONSORED CREDIT - 1.6%
Federal National Mortgage Association  550,000  68,268,750
INSURANCE - 0.8%
Allstate Corp.   285,000  11,720,625
American International Group, Inc.   1,600  146,883
General Re Corp.   81,200  12,586,000
ITT Hartford Group, Inc.   85,000  4,111,875
Travelers, Inc. (The)  100,000  6,287,500
  34,852,883
SECURITIES INDUSTRY - 0.4%
Alliance Entertainment Corp. (a)  684,800  6,505,600
Edwards (A.G.), Inc.   144,900  3,459,488
Merrill Lynch & Co., Inc.   100,000  5,100,000
  15,065,088
TOTAL FINANCE   170,406,096
HEALTH - 8.5%
DRUGS & PHARMACEUTICALS - 2.4%
Amgen, Inc. (a)  225,000  13,359,375
Biogen, Inc. (a)  117,700  7,238,550
Bristol-Myers Squibb Co.   175,000  15,028,125
Dura Pharmaceuticals, Inc. (a) 125,000 4,343,750 Genentech, Inc. special (a) 125,000 6,625,000
Merck & Co., Inc.   300,000  19,725,000
Pharmacia & Upjohn, Inc.   400,000  15,500,000
Pfizer, Inc.   265,000  16,695,000
  98,514,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Abbott Laboratories  225,000 $ 9,393,750
Baxter International, Inc.   275,000  11,515,625
Biomet, Inc. (a)  185,000  3,306,875
Cardinal Health, Inc.   151,600  8,300,100
Conmed Corp.   7,700  192,500
Johnson & Johnson  120,000  10,275,000
Medtronic, Inc.   300,000  16,762,500
Millipore Corp.   175,000  7,196,875
Nellcor, Inc.   38,500  2,243,588
Oakley, Inc. (a)  100,000  3,400,000
Pall Corp.   235,000  6,315,625
Physician Sales & Service, Inc. (a)  300,000  8,550,000
St. Jude Medical, Inc. (a)  186,500  8,019,500
Thermedics, Inc. (a)  175,000  4,856,250
Thermo Cardiosystems, Inc. (a)  75,000  5,793,750
  106,121,938
MEDICAL FACILITIES MANAGEMENT - 3.5%
American Medical Response  360,000  11,700,000
Columbia/HCA Healthcare Corp.   400,025  20,301,269
Foundation Health Corp. (a)  215,000  9,245,000
HEALTHSOUTH Rehabilitation Corp. (a) 1,000,000 29,125,000 Healthsource, Inc. (a) 95,000 3,420,000
Humana, Inc.   200,000  5,475,000
Multicare Companies, Inc. (a)  175,000  4,200,000
Oxford Health Plans, Inc. (a)  81,500  6,020,813
Physician Reliance Network, Inc. (a) 200,000 7,950,000 Sterling Healthcare Group, Inc. (a) 70,000 743,750
United HealthCare Corp.   260,000  17,030,000
U.S. Healthcare, Inc.   425,000  19,762,500
Vencor, Inc. (a)  360,025  11,700,813
  146,674,145
TOTAL HEALTH   351,310,883
INDUSTRIAL MACHINERY & EQUIPMENT - 4.1%
ELECTRICAL EQUIPMENT - 2.8%
Avid Technology, Inc. (a)  225,050  4,275,950
Emerson Electric Co.   125,000  10,218,750
General Electric Co.   975,000  70,200,000
Glenayre Technologies, Inc.   350,175  21,798,373
Pinnacle Systems (a)  257,600  6,375,600
United Communication Industry
 PCL (For. Reg.)  154,000  1,968,559
  114,837,232
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
Case Corp.   115,000  5,261,250
Caterpillar, Inc.   500,000  29,375,000
Global Industrial Technologies, Inc. (a)   65,800  1,241,975
Semitool, Inc. (a)  6,200  80,600
Singer Company  235,200  6,556,200
  42,515,025
POLLUTION CONTROL - 0.3%
TETRA Technologies, Inc. (a)  200,000  3,475,000
WMX Technologies, Inc.   175,000  5,228,125
Zurn Industries, Inc.   125,000  2,671,875
  11,375,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   168,727,257

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 2.6%
BROADCASTING - 0.1%
Emmis Broadcasting Corp. Class A (a)  25,900  802,900
Evergreen Media Corp. Class A (a)  88,800  2,841,600
  3,644,500
ENTERTAINMENT - 0.2%
Disney (Walt) Co.   150,000  8,850,000
LEISURE DURABLES & TOYS - 0.1%
Mattel, Inc.   135,000  4,151,250
LODGING & GAMING - 1.4%
Doubletree Corp. (a)  285,900  7,504,875
HFS, Inc. (a)  525,000  42,918,750
ITT Corp.   85,000  4,505,000
Showboat, Inc.   150,000  3,956,250
  58,884,875
RESTAURANTS - 0.8%
Applebee's International, Inc.   235,000  5,346,250
Apple South, Inc.   425,000  9,137,500
Lone Star Steakhouse Saloon (a)  235,000  9,018,125
Outback Steakhouse, Inc. (a)  245,000  8,789,375
Starbucks Corp. (a)  100,000  2,100,000
  34,391,250
TOTAL MEDIA & LEISURE   109,921,875
NONDURABLES - 2.6%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   70,000  3,893,750
BEVERAGES - 0.9%
Coca-Cola Company (The)  200,000  14,850,000
PepsiCo, Inc.   390,000  21,791,250
  36,641,250
TOBACCO - 1.6%
Philip Morris Companies, Inc.   735,400  66,553,700
TOTAL NONDURABLES   107,088,700
PRECIOUS METALS - 0.5%
Barrick Gold Corp.   325,000  8,575,512
Firstmiss Gold, Inc. (a)  113,353  2,522,104
Newmont Mining Corp.   200,000  9,050,000
  20,147,616
RETAIL & WHOLESALE - 7.7%
APPAREL STORES - 0.7%
Baby Superstore, Inc. (a)  75,000  4,275,000
Gap, Inc.   100,000  4,200,000
Just For Feet, Inc. (a)  575,000  20,556,250
  29,031,250
APPLIANCE STORES - 0.4%
Cellstar Corp. (a)  710,000  18,460,000
DRUG STORES - 0.5%
General Nutrition Companies, Inc. (a)  735,000  16,905,000
Rite Aid Corp.   140,000  4,795,000
  21,700,000
GENERAL MERCHANDISE STORES - 0.5%
Dollar General Corp.   260,050  5,396,038
Wal-Mart Stores, Inc.   681,700  15,253,038
  20,649,076
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 5.6%
Barnes & Noble, Inc. (a)  75,000 $ 2,175,000
Bed Bath & Beyond, Inc. (a)  250,000  9,703,125
Corporate Express (a)  400,000  12,050,000
Home Depot, Inc. (The)  425,000  20,346,875
Lowe's Companies, Inc.   1,275,000  42,712,500
Micro Warehouse, Inc. (a)  100,000  4,325,000
Officemax, Inc. (a)  950,000  21,256,250
Office Depot, Inc. (a)  300,000  5,925,000
Petco Animal Supplies, Inc. (a)  416,600  12,185,550
Petsmart, Inc. (a)  691,300  21,430,300
Staples, Inc. (a)  750,000  18,281,250
Sunglass Hut International, Inc. (a)  1,935,000  45,956,250
U.S. Office Products Co. (a)  235,000  5,346,250
Viking Office Products, Inc. (a)  175,000  8,137,500
  229,830,850
TOTAL RETAIL & WHOLESALE   319,671,176
SERVICES - 1.3%
LEASING & RENTAL - 0.7%
Hollywood Entertainment Corp. (a)  1,345,400  11,267,725
Movie Gallery, Inc. (a)  500,000  15,250,000
  26,517,725
SERVICES - 0.6%
Medaphis Corp. (a)  575,000  21,275,000
Zebra Technologies Corp. Class A (a)  120,000  4,080,000
  25,355,000
TOTAL SERVICES   51,872,725
TECHNOLOGY - 32.5%
COMMUNICATIONS EQUIPMENT - 5.9%
Aspect Telecommunications Corp. (a)  110,000  3,685,000
Cisco Systems, Inc. (a)  1,400,000  104,475,000
DSC Communications Corp. (a)  1,800,000  66,375,000
Ericsson (L.M.) Telephone Co.
 Class B ADR  178,500  3,480,750
Global Village Communication (a)  735,000  14,240,625
InterVoice, Inc. (a)  182,000  3,458,000
Jabil Circuit, Inc. (a)  235,700  2,651,625
Microtest, Inc. (a)  96,600  966,000
Microwave Power Devices, Inc.  (a)(c)  253,000  2,814,625
U.S. Robotics Corp.   500,000  43,875,000
  246,021,625
COMPUTER SERVICES & SOFTWARE - 14.2%
Access Health Marketing, Inc. (a)  50,000  2,212,500
Affiliated Computer Services Class A (a)  14,600  547,500
America Online, Inc. (a)  1,225,000  45,937,500
American Management Systems, Inc. (a)  240,800  7,224,000
Ascend Communications, Inc. (a)  400,000  32,450,000
Automatic Data Processing, Inc.   200,000  14,850,000
Broderbund Software, Inc. (a)  75,000  4,556,250
Business Objects SA sponsored ADR (a)  185,000  8,949,375
CUC International, Inc. (a)  665,000  22,693,125
Ceridian Corp. (a)  100,000  4,125,000
CompUSA, Inc. (a)  415,000  12,916,875
Computer Sciences Corp. (a)  250,000  17,562,500
DST Systems, Inc. (a)  100,000  2,850,000
Data Broadcasting Corp. (a)  203,800  2,522,025
Electronic Arts, Inc. (a)  195,800  5,115,275
FTP Software, Inc. (a)  250,000  7,250,000

 SHARES VALUE (NOTE 1)
First Data Corp.   125,090 $ 8,365,394
General Motors Corp. Class E   435,000  22,620,000
HBO & Co.   250,000  19,156,250
Hummingbird Communications Ltd. (a)  140,000  5,746,326
Inso Corp. (a)  178,800  7,599,000
Macromedia, Inc. (a)  27,600  1,442,100
McAfee Associates, Inc. (a)  200,000  8,775,000
Medic Computer Systems, Inc. (a)  110,000  6,655,000
Metatools, Inc. (a)  4,000  104,000
Mercury Interactive Group Corp. (a)  329,800  6,018,850
Microsoft Corp. (a)  1,150,000  100,912,500
NETCOM On-Line Communication
 Services, Inc. (a)  152,000  5,472,000
Netscape Communications Corp. (a)  15,000  2,085,000
Oracle Systems Corp. (a)  2,850,000  120,768,750
Parametric Technology Corp. (a)  125,000  8,312,500
Peoplesoft, Inc. (a)  779,300  33,509,900
Progress Software Corp. (a)  85,000  3,187,500
Project Software & Development, Inc. (a)  400  13,950
PsiNet, Inc. (a)  450,000  10,293,750
Stratacom, Inc. (a)  85,000  6,247,500
SunGard Data Systems, Inc. (a)  250,000  7,125,000
Systems & Computer Technology Corp. (a)  224,700  4,465,913
Technology Solutions, Inc. (a)  107,700  2,100,150
UUNET Technologies, Inc. (a)  40,000  2,520,000
  585,258,258
COMPUTERS & OFFICE EQUIPMENT - 7.2%
Adaptec, Inc. (a)  625,000  25,625,000
Bay Networks, Inc. (a)  1,250,000  51,406,250
Compaq Computer Corp. (a)  1,425,000  68,400,000
Dell Computer Corp. (a)  350,000  12,118,750
Digital Equipment Corp. (a)  250,000  16,031,250
Discreet Logic, Inc. (a)  47,200  1,180,000
Gateway 2000, Inc. (a)  200,000  4,900,000
International Business Machines Corp.   153,500  14,083,625
Madge NV (a)  185,064  8,281,614
Pitney Bowes, Inc.   165,000  7,755,000
Read Rite Corp. (a)  250,026  5,813,105
SCI Systems, Inc. (a)  200,000  6,200,000
Seagate Technology (a)  225,000  10,687,500
Silicon Graphics, Inc. (a)  1,259,700  34,641,750
Sun Microsystems, Inc. (a)  320,000  14,600,000
Tech Data Corp. (a)  25,200  378,000
Western Digital Corp. (a)  440,000  7,865,000
Xerox Corp.   55,000  7,535,000
  297,501,844
ELECTRONIC INSTRUMENTS - 0.0%
Cohu, Inc.   72,300  1,843,650
ELECTRONICS - 5.1%
Altera Corp. (a)  650,000  32,337,500
Analog Devices, Inc. (a)  572,300  20,245,113
Atmel Corp. (a)  725,000  16,221,875
Brightpoint, Inc. (a)  390,200  5,511,575
Cascade Communications Corp. (a)  35,000  2,983,750
Flextronics International (a)  50,000  1,500,000
International Rectifier Corp. (a)  175,000  4,375,000
Kemet Corp. (a)  250,000  5,968,750
LSI Logic Corp. (a)  835,030  27,347,233
Linear Technology Corp.   465,700  18,278,725
Marshall Industries (a)  4,100  131,713
Maxim Integrated Products, Inc. (a)  1,000,000  38,500,000
Microchip Technology, Inc. (a)  425,050  15,514,325
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - CONTINUED
Solectron Corp. (a)  150,000 $ 6,618,750
Xilinx, Inc. (a)  450,000  13,725,000
  209,259,309
PHOTOGRAPHIC EQUIPMENT - 0.1%
3D Systems Corp. (Del) (a)  204,600  4,859,250
TOTAL TECHNOLOGY   1,344,743,936
TRANSPORTATION - 1.3%
AIR TRANSPORTATION - 0.5%
AMR Corp. (a)  90,000  6,682,500
America West Airlines, Inc. Class B (a)  200,000  3,400,000
Delta Air Lines, Inc.   55,000  4,063,125
Southwest Airlines Co.   200,000  4,650,000
Trans World Airlines, Inc. (a)  275,000  2,853,125
  21,648,750
RAILROADS - 0.8%
Burlington Northern Santa Fe Corp.   140,025  10,921,950
CSX Corp.   302,400  13,797,000
Union Pacific Corp.   115,000  7,590,000
  32,308,950
TOTAL TRANSPORTATION   53,957,700
UTILITIES - 9.4%
CELLULAR - 4.8%
AirTouch Communications, Inc. (a)  3,150,000  88,987,500
Arch Communications Group, Inc. (a)  250,043  6,001,032
BCE Mobile Communications, Inc. (a)  13,000  439,495
Metrocall, Inc. (a)  229,300  4,385,363
Mobile Telecommunications
 Technologies, Inc. (a)  210,000  4,488,750
Mobilemedia Corp. (a)  128,600  2,861,350
Palmer Wireless, Inc. (a)  975,000  21,450,000
United States Cellular Corp. (a)  471,300  15,906,375
Vanguard Cellular Systems, Inc.
 Class A (a)(c)  2,625,000  53,156,250
  197,676,115
TELEPHONE SERVICES - 4.6%
AT&T Corp.   600,000  38,850,000
Ameritech Corp.  525,000  30,975,000
Bell Atlantic Corp.   450,000  30,093,750
BellSouth Corp.   600,000  26,100,000
Frontier Corp.   585,000  17,550,000
LCI International, Inc. (a)  324,300  6,648,150
Lincoln Telecommunications Co.  107,700  2,275,163
SBC Communications, Inc.   575,000  33,062,500
WorldCom, Inc. (a)   115,300  4,064,325
  189,618,888
TOTAL UTILITIES   387,295,003
TOTAL COMMON STOCKS
 (Cost $2,664,143,877)   3,420,079,613
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 0.2%
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Silicon Graphics CDA Ltd.
 exchangeable (a)
 (Cost $11,098,161)   280,080 $ 7,702,107
U.S. TREASURY OBLIGATION - 1.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
6.25%, 8/15/23
 (Cost $68,683,766) Aaa  67,700,000  69,657,211
REPURCHASE AGREEMENTS - 15.4%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.91%
 dated 12/29/95 due 1/2/96 $ 637,818,559  637,400,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,381,325,804) $ 4,134,838,931
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,406,843 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions with companies that are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Just For Feet, Inc.   $ 2,342,009 $ 659,304  - $ -
Microwave Power Devices, Inc.    -  216,000  -  2,814,625
Vanguard Cellular Systems, Inc.
 Class A   12,954,211  -  -  53,156,250
TOTAL $ 15,296,220 $ 875,304 $ - $ 55,970,875
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,908,904,414 and $3,139,228,624, respectively, of which U.S. government and government agency obligations aggregated $68,683,766 and $0, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,250,453 for the period (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $3,395,126,667. Net unrealized appreciation aggregated $739,712,264, of which $816,952,982 related to appreciated investment securities and $77,240,718 related to depreciated investment securities.
The fund hereby designates approximately $188,205,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $637,400,000) (cost $3,381,325,804)       $ 4,134,838,931
- See accompanying schedule

Cash                                                                                                               470

Receivable for investments sold                                                                                    111,607,416

Receivable for fund shares sold                                                                                   9,321,438

Dividends receivable                                                                                               2,825,313

Interest receivable                                                                                                1,586,719

Other receivables                                                                                                  361,034

 TOTAL ASSETS                                                                                                      4,260,541,321

LIABILITIES

Payable for investments purchased                                                                  $ 94,809,749

Payable for fund shares redeemed                                                                    237,116

Accrued management fee                                                                              2,089,504

Other payables and accrued expenses                                                                 703,141

 TOTAL LIABILITIES                                                                                                 97,839,510

NET ASSETS                                                                                                        $ 4,162,701,811

Net Assets consist of:

Paid in capital                                                                                                   $ 3,119,102,643

Undistributed net investment income                                                                                10,790,283

Accumulated undistributed net realized gain (loss) on investments and foreign                                      279,295,633
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          753,513,252
and assets and liabilities
in foreign currencies

NET ASSETS, for 142,576,497 shares outstanding                                                                    $ 4,162,701,811

NET ASSET VALUE, offering price                                                                                   $29.20
and redemption price per
share ($4,162,701,811 (divided by) 142,576,497 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                 $ 19,321,500
Dividends

Interest                                                                           14,884,599

 TOTAL INCOME                                                                      34,206,099

EXPENSES

Management fee                                                     $ 19,591,048

Transfer agent fees                                                 1,536,285

Accounting fees and expenses                                        760,478

Non-interested trustees' compensation                               15,959

Custodian fees and expenses                                         155,218

Registration fees                                                   404,037

Audit                                                               47,036

Legal                                                               14,321

Miscellaneous                                                       7,492

 TOTAL EXPENSES                                                                    22,531,874

NET INVESTMENT INCOME                                                              11,674,225

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   361,330,988
 realized gain of $736,446
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (11,163        361,319,825
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              474,991,138

 Assets and liabilities in                                          125            474,991,263
foreign currencies

NET GAIN (LOSS)                                                                    836,311,088

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 847,985,313


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                    $ 11,674,225      $ 11,810,184
Net investment income

 Net realized gain (loss)                                                                      361,319,825       (74,102,658)

 Change in net unrealized appreciation (depreciation)                                          474,991,263       80,193,945

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 847,985,313       17,901,471

Distributions to shareholders                                                                   (12,404,421)      (7,589,523)
From net investment income

 From net realized gain                                                                        -                 (80,320,550)

 TOTAL DISTRIBUTIONS                                                                             (12,404,421)      (87,910,073)

Share transactions                                                                             2,059,928,760     1,289,938,019
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 12,404,421        87,909,946

 Cost of shares redeemed                                                                       (887,081,596)     (549,819,377)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       1,185,251,585     828,028,588

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      2,020,832,477     758,019,986

NET ASSETS

 Beginning of period                                                                             2,141,869,334     1,383,849,348

 End of period (including undistributed net investment income of $10,790,283 and $11,472,202,
respectively)                                                                                   $ 4,162,701,811   $ 2,141,869,334

OTHER INFORMATION
Shares

 Sold                                                                                           76,302,442        60,676,019

 Issued in reinvestment of distributions                                                        568,749           4,039,985

 Redeemed                                                                                       (33,037,870)      (25,920,211)

 Net increase (decrease)                                                                         43,833,321        38,795,793



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 E   1992   1991





Net asset value, beginning of period                             $ 21.69       $ 23.08       $ 19.76       $ 18.51     $ 12.91

Income from Investment Operations

 Net investment income                                           .08           .12           .12           .09         .09 C

 Net realized and unrealized gain (loss)                         7.55          (.12) D       3.64          1.64        5.72

 Total from investment operations                                7.63          -             3.76          1.73        5.81

Less Distributions                                               (.12)         (.12)         (.11)         (.05)       (.21)
From net investment income

 From net realized gain                                          -             (1.27)        (.21)         (.43)       -

 In excess of net realized gain                                  -             -             (.12)         -           -

 Total distributions                                             (.12)         (1.39)        (.44)         (.48)       (.21)

Net asset value, end of period                                   $ 29.20       $ 21.69       $ 23.08       $ 19.76     $ 18.51

TOTAL RETURN A, B                                                35.36%        (.02)%        19.37%        9.32%       45.51%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837   $ 371,462

Ratio of expenses to average net assets                          .70%          .70%          .71%          .75%        .84%

Ratio of expenses to average net assets after expense reductions .70%          .69%          .71%          .75%        .84%
                                                                                F

Ratio of net investment income to average net assets             .37%          .69%          .72%          .83%        .56%

Portfolio turnover rate                                          108%          122%          159%          262%        261%

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO
THE TIMING OF SALES AND
REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES
OF THE INVESTMENTS OF THE FUND.
E EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
F FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES.


VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1995           YEAR     YEARS    FUND

OVERSEAS                    9.74%    8.13%    7.31%

Morgan Stanley EAFE Index   11.21%   9.37%    7.53%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
You can compare the fund's figures to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East. This benchmark includes reinvested dividends and capital gains, if any.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
               VIP OverseasEurope, A
      01/28/87    10000.00    10000
      01/31/87    10000.00 9997.463
      02/28/87    10010.00 10296.66
      03/31/87    10460.00 11140.41
      04/30/87    11220.00 12319.18
      05/31/87    11060.00 12319.14
      06/30/87    10520.00 11926.66
      07/31/87    10400.00 11905.82
      08/31/87    11320.00 12798.54
      09/30/87    11070.00 12597.05
      10/31/87     8760.00    10777
      11/30/87     8840.00 10938.65
      12/31/87     9462.16 11263.46
      01/31/88     9138.32 11464.55
      02/29/88     9381.20 12228.75
      03/31/88     9806.24 12980.64
      04/30/88     9968.16 13169.27
      05/31/88     9786.00 12747.12
      06/30/88     9613.96 12411.13
      07/31/88     9543.12 12800.51
      08/31/88     9209.16 11968.24
      09/30/88     9603.84 12491.19
      10/31/88    10028.88 13559.96
      11/30/88    10211.04 14367.68
      12/31/88    10231.28 14447.79
      01/31/89    10534.87 14701.99
      02/28/89    10717.03 14777.56
      03/31/89    10707.38 14487.53
      04/30/89    11023.50 14621.89
      05/31/89    10615.60 13826.42
      06/30/89    10574.81 13593.67
      07/31/89    11563.97 15300.67
      08/31/89    11482.39 14612.54
      09/30/89    12196.21 15278.16
      10/31/89    11533.38 14664.33
      11/30/89    12155.42  15401.5
      12/31/89    12920.24 15969.77
      01/31/90    12746.88 15375.56
      02/28/90    12449.36 14302.43
      03/31/90    12919.92 12812.46
      04/30/90    12991.52 12710.78
      05/31/90    13840.58 14161.09
      06/30/90    14147.46 14036.37
      07/31/90    14863.53 14234.08
      08/31/90    13349.56 12851.83
      09/30/90    12081.09 11060.74
      10/31/90    13206.34 12784.21
      11/30/90    12797.16  12030.1
      12/31/90    12705.10 12224.98
      01/31/91    12827.85  12620.4
      02/28/91    13260.02 13973.29
      03/31/91    12872.18 13134.44
      04/30/91    13155.20 13263.42
      05/31/91    13186.64 13401.82
      06/30/91    12463.37 12417.04
      07/31/91    13081.82 13027.11
      08/31/91    13123.75 12762.56
      09/30/91    13658.34 13481.84
      10/31/91    13752.68 13672.96
      11/30/91    13260.02 13034.64
      12/31/91    13721.24 13707.79
      01/31/92    13888.95    13415
      02/29/92    13599.52 12934.85
      03/31/92    13323.28 12080.93
      04/30/92    14152.01 12138.36
      05/31/92    14768.23 12950.85
      06/30/92    14491.99 12336.56
      07/31/92    13567.65 12020.83
      08/31/92    13450.78 12774.79
      09/30/92    12908.92 12522.52
      10/31/92    12027.08 11865.66
      11/30/92    11963.33 11977.32
      12/31/92    12250.20 12039.27
      01/31/93    12600.81 12037.79
      02/28/93    12847.62 12401.41
      03/31/93    13738.91 13482.39
      04/30/93    14651.94  14761.9
      05/31/93    14967.16 15073.67
      06/30/93    14597.60 14838.49
      07/31/93    15173.67 15357.91
      08/31/93    15988.88 16186.97
      09/30/93    15901.92 15822.62
      10/31/93    16478.00 16310.23
      11/30/93    15782.36 14884.55
      12/31/93    16825.82 15959.32
      01/31/94    17923.63  17308.6
      02/28/94    17607.51 17260.66
      03/31/94    17170.60 16517.22
      04/30/94    17738.58 17218.03
      05/31/94    17520.13 17119.18
      06/30/94    17334.44 17361.11
      07/31/94    17793.20 17528.07
      08/31/94    18000.73 17943.05
      09/30/94    17531.05 17377.92
      10/31/94    17891.50 17956.61
      11/30/94    17214.29 17093.61
      12/31/94    17115.99 17200.65
      01/31/95    16406.01 16539.88
      02/28/95    16449.17 16492.41
      03/31/95    16955.64 17521.06
      04/30/95    17440.09    18180
      05/31/95    17682.31 17963.28
      06/30/95    17847.46 17648.27
      07/31/95    18640.19 18746.98
      08/31/95    18122.72 18031.85
      09/30/95    18386.96 18384.02
      10/31/95    18023.62 17889.85
      11/30/95    18232.82 18387.61
      12/29/95    18783.33 19128.45

Let's say you invested $10,000 in Overseas Portfolio on January 28, 1987, when the fund started. By December 31, 1995, your investment would have grown to $18,783 - an 87.83% increase. That compares to $10,000 invested in the Morgan Stanley EAFE Index, which would have grown to $19,128 over the same period - a 91.28% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                                      % OF FUND'S
                                      INVESTMENTS

C. S. Holdings (Reg.)                 2.0

Unilever NV Ord.                      1.3

Nomura Securities Co. Ltd.            1.2

ING Groep NV                          1.1

Banco Bilbao Vizcaya SA Ord. (Reg.)   1.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                   % OF FUND'S
                   INVESTMENTS

Finance            26.4

Utilities          8.9

Nondurables        8.7

Durables           7.7

Basic Industries   5.4

GEOGRAPHIC DIVERSIFICATION AS OF DECEMBER 31, 1995
(BY LOCATION OF ISSUER)   % OF FUND'S
                          INVESTMENTS

Japan                     21.2

United Kingdom            12.9

Switzerland               8.0

Netherlands               6.4

France                    5.1

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with John Hickling, Portfolio Manager of Overseas Portfolio
Q. JOHN, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended December 31, 1995, the fund's performance slightly trailed that of the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australia and the Far East. The index had a total return of 11.21% for the 12-month period.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. I think the main factor was that I thought the effects of slowing economic growth on earnings estimates would have an impact on stock prices somewhat before their effect was really felt. For example, I avoided cyclical stocks - those that tend to rise and fall with the economy, such as paper and forest product companies - but they didn't start to come down until the fourth quarter. Instead, I focused the fund on what I would call defensive stocks. These investments included Unilever, a consumer nondurable stock that tends to post solid earnings regardless of the economic climate, and financial investments such as ING Groep, which generally benefit from the interest rate declines we've seen during the year. These stocks helped the fund, but not until the fourth quarter.
Q. LET'S TAKE A CLOSER LOOK AT HOW YOU POSITIONED THE FUND DURING THE PAST
YEAR.
A. Most of 1995 was frustrating because, historically, markets around the world have shown a higher correlation to the U.S. market than we've seen this year. In addition, foreign stock market performance generally did not coincide with the strong performance seen in many bond markets. The slowdown experienced by many economies led to lower interest rates, an environment that generally is supportive for stock markets as well. That's because lower rates can reduce companies' borrowing costs and make alternatives to stock investing less attractive. Furthermore, the good performance in several foreign markets was narrow, driven by the strength of only a few stocks. Looking specifically at the fund, more investments were in Japan than elsewhere -21.2% at the end of the period - although the fund held less there than is included in the EAFE index. This is a market that struggled through most of the year, although it rebounded in the fourth quarter. The Japanese banking sector performed well through the first part of the year and in the fourth quarter. However, the fund didn't participate, because its Japanese investments were focused on exporters; companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi and Omron; retailers such as Ito-Yodako; and financial stocks such as Nomura Securities. In the second half of the year, though, some of these stocks rebounded, because the yen started to weaken versus the dollar, making these companies' products less expensive abroad.
Q. YOU ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM...
A. That's right, 12.9%, about as much as is included in the EAFE index. This has been one of the best performing markets outside of the U.S., led, for the most part, by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer nondurable stocks helped the fund, including brewers Bass and Whitbread.
Q. LET'S TURN TO EMERGING MARKETS...
A. At the end of last year, when emerging markets dropped sharply after Mexico's devaluation of the peso, I had minimal investments in emerging markets. I started adding some emerging market stocks in May, including Mexican banks as well as investments in Brazil, Chile and Southeast Asia. One stock that turned in a very good performance was Sampoerna, an Indonesian cigarette company. One of the main reasons I owned this stock and Matahari, an Indonesian retailer, was that the standard of living for many Indonesians has been on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing has been increasing. The fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending in emerging markets.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. At the end of the year, overseas markets started to catch up to the U.S. market. Investors have started to become more actively interested in opportunities abroad, attracted by, among other things, cheap stock valuations. Prospects for foreign markets seem to be improving, in absolute terms and relative to the U.S. After the mixed performance we've seen from international markets over the past few years, a contrarian investor might become more interested in foreign markets from a risk/reward perspective. I'm hoping we'll see some signs of a rebound in overseas markets, with investors finding better buys abroad than domestically.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks high current income by investing in high yielding, lower-rated fixed income securities
START DATE: September 19, 1985
SIZE: as of December 31, 1995, more than $1.0 billion
MANAGER: Barry Coffman, since 1990; joined
Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.7%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.8%
Buenos Aires Embotelladora SA
 sponsored ADR  41,800 $ 862,130
Perez Companc Class B  308,452  1,634,550
Telecom Argentina sponsored ADR
 Class B   83,400  3,971,925
Telecom Argentina Stet France
 Telecom SA  263,600  1,251,912
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  150,500  3,254,563
  10,975,080
AUSTRALIA - 2.2%
Amcor Ltd.   190,700  1,345,603
Brambles Industries Ltd.   276,500  3,080,556
FAI Insurance Ltd. Ord.   2,037,900  1,104,965
Fosters Brewing Group Ltd.   903,100  1,482,418
Lend Lease Corp. Ltd.   81,000  1,173,174
Pioneer International Ltd.   493,300  1,271,403
Qantas Airways Ltd. sponsored ADR (b)  48,400  810,700
TNT Ltd.   1,106,800  1,463,295
Western Mining Holdings Ltd.   414,100  2,657,429
Westpac Banking Corp.   2,912,700  12,893,911
Woolworths Ltd.   991,200  2,385,333
  29,668,787
AUSTRIA - 0.3%
EVN (Energie-Versor Nieder)  12,200  1,671,729
VA Technologie AG  6,800  861,143
VA Technologie AG (b)  15,000  1,899,580
  4,432,452
BELGIUM - 1.2%
Bekaert SA  11,255  9,272,120
Delhaize Freres & Cie Le Lion SA  135,300  5,617,835
Petrofina SA  5,100  1,566,600
Petrofina SA (warrants) (a)  595  7,254
  16,463,809
BERMUDA - 0.0%
Consolidated Electric Power Asia Ltd.
 sponsored ADR (b)  39,800  701,475
BRAZIL - 0.7%
Brahma (Cia Cervejaria) PN Class B
 (Pfd. Reg.)  3,204,300  1,318,743
Coteminas PN  2,500,000  835,948
Telebras PN:
 (Pfd. Reg.)  103,879,970  5,001,883
 sponsored ADR (a)   52,500  2,487,188
  9,643,762
CANADA - 0.4%
Midland Walwyn, Inc.   269,900  1,730,952
Noranda, Inc.   191,100  3,939,385
  5,670,337
CHILE - 0.3%
Santa Isabel SA sponsored ADR (a)  90,900  2,181,600
Vina Concha Stet y Toro SA
 sponsored ADR  81,300  1,463,400
  3,645,000

 SHARES VALUE (NOTE 1)
FINLAND - 0.7%
Cultor OY, Series 1  71,100 $ 2,933,908
Pohjola Class B  334,000  4,287,843
Valmet OY Class A  91,700  2,291,396
  9,513,147
FRANCE - 5.1%
Accor SA  65,158  8,419,479
Alcatel Alsthom CGE  77,300  6,651,597
Axa SA  158,018  10,627,930
Club Mediterranee SA Ord.   28,200  2,247,264
Compagnie Bancaire Ord.   65,670  7,334,589
Elf Aquitaine  38,528  2,833,161
Generale des Eaux  60,582  6,036,592
IMETAL SA Ord.  40,700  4,852,644
Lafarge Coppee SA  41,590  2,674,339
Michelin SA Cie Generale des
 Etablissements Class B  128,100  5,098,936
Total SA Class B  144,400  9,726,730
Vallourec SA (a)  60,000  2,127,790
  68,631,051
GERMANY - 4.2%
Asko  2,900  1,512,517
Bayer AG  12,000  3,158,554
Bayerische Vereinsbank AG Ord.   99,500  2,947,636
Continental Gummi-Werke AG  256,000  3,560,501
Daimler-Benz AG Ord.   8,700  4,368,150
Deutsche Bank AG  273,300  12,918,081
Gildemeister AG  18  1,627
Hoechst AG Ord.   14,500  3,922,462
Kaufhof Holding AG  14,500  4,406,467
Mannesmann AG Ord.   16,400  5,208,540
Metallgesellschaft AG Ord.   88,300  1,928,108
Metallgesellschaft AG (b)  86,700  1,893,171
Veba AG Ord.   170,900  7,237,698
Volkswagen AG  8,900  2,968,317
  56,031,829
HONG KONG - 2.9%
Amoy Properties Ltd.   2,208,000  2,198,720
Consolidated Electric Power Asia Ltd.   1,464,000  2,660,097
Dickson Concepts International Ltd.   2,578,000  2,400,449
Great Eagle Holdings Ltd.   948,000  2,451,988
HSBC Holdings PLC  834,000  12,619,205
Hong Kong Land Holdings Ltd.   2,544,000  4,706,400
Hong Kong Telecommunications Ltd.   1,838,000  3,280,233
Hopewell Holdings Ltd.   3,944,000  2,269,745
Hysan Development Co. Ltd.   1,383,000  3,657,595
Peregrine Investments Holdings Ltd.   832,000  1,075,978
Semi-Tech (Global) Ltd.   102,006  164,239
Sun Hung Kai Properties Ltd. (a)   153,000  1,251,503
  38,736,152
INDIA - 0.1%
Reliance Industries Ltd. GDS  106,400  1,423,632
INDONESIA - 1.6%
Astra International PT (For. Reg.)  1,596,500  3,316,589
Bank International Indonesia PT Ord.   921,000  3,051,205
Bank Niaga PT  330,000  656,681
Gudang Garam PT Perusahaan  271,500  2,837,899
Jakarta International Hotels &
 Development Ord.   1,541,000  1,887,078
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDONESIA - CONTINUED
Matahari Putra Prima PT (For. Reg.) 1,011,500 $ 1,780,578 Sampoerna Hanjaya Mandala (For. Reg.) 735,750 7,658,370 Semen Gresik (For. Reg.) 268,500 751,542
  21,939,942
IRELAND - 0.9%
Bank of Ireland U.S. Holdings, Inc.   1,009,200  7,355,579
Fyffes PLC  1,358,000  2,169,096
Independent Newspapers PLC  521,050  3,151,271
  12,675,946
ITALY - 1.7%
Assicurazioni Generali Spa  198,470  4,800,400
Benetton Group Spa  126,200  1,494,691
Bulgari Spa (a)  163,400  1,393,736
Fiat Spa  396,500  1,286,128
Istituto Mobiliare Italiano  301,400  1,897,985
Istituto Nazionale Delle Assicurazioni Spa  976,500  1,294,416
Italgas Spa   734,700  2,236,486
Magneti Marelli Spa  1,169,000  1,406,775
Montedison Spa Ord. (a)   1,604,600  1,075,123
Olivetti Ing C & Co. Spa Ord.   4,324,750  3,496,838
SAI Sta Assieuratrice Industriale Spa  211,200  2,156,554
  22,539,132
JAPAN - 21.2%
ADO Electronic Industrial Co. Ltd.   19,000  486,944
Acom Co. Ltd.   1,000  41,779
Aida Engineering Ltd. Ord.   176,000  1,348,085
Amada Metrecs Co. Ltd.   86,000  1,372,340
Amadasonoike Co. Ltd.   282,000  1,808,182
Amway Japan Ltd.   78,100  3,293,192
Aoyama Trading Co. Ord. (a)  114,600  3,657,447
Bridgestone Corp.   339,000  5,376,789
Canon, Inc.   548,000  9,910,638
Citizen Watch Co. Ltd. Ord.   422,000  3,224,178
Daiwa House Industry Co. Ltd.   218,000  3,584,139
East Japan Railway Co. Ord.   700  3,398,453
Fanuc Ltd.   98,200  4,245,203
Fuji Bank   126,000  2,778,337
Fuji Photo Film Co. Ltd.   261,000  7,522,050
Fujitsu Ltd.   370,000  4,115,087
Futaba Industrial Co. Ltd.   126,000  2,059,381
Hanshin Department Store Ltd.   29,000  222,969
Hirose Electric Co. Ltd.   25,200  1,447,660
Hitachi Ltd.   1,126,000  11,325,339
Honda Motor Co. Ltd.   597,000  12,297,969
Ishihara Sangyo Kaisha Ltd. (a)   343,000  1,111,267
Isetan Co. Ltd.   289,000  4,751,451
Ito-Yokado Co. Ltd.   27,000  1,660,735
Izumi Co. Ord.   112,000  2,469,633
Japan Airlines Co. Ltd. (a)   302,000  2,000,677
Kao Corp.   114,000  1,411,219
Kobe Steel (a)  1,187,000  3,662,021
Komatsu Ltd. Ord.   410,000  3,370,406
Komatsu Seiren  30,000  275,629
Marubeni Corp.   339,000  1,832,698
Matsushita Electric Industrial Co. Ltd.   303,000  4,923,017
Marukyo Corp.   16,000  286,267
Minebea Co. Ltd.   546,000  4,572,882
Mitsubishi Estate Co. Ltd.   264,000  3,293,617
Mitsubishi Heavy Industries Ltd.   492,000  3,916,016
Mitsubishi Trust & Banking Corp.   191,000  3,177,176

 SHARES VALUE (NOTE 1)
Mitsui Trust and Banking  449,000 $ 4,906,867
Mitsukoshi Ltd.   315,000  2,955,029
Murata Manufacturing Co. Ltd.   132,000  4,851,064
Nichido Fire & Marine
 Insurance Co. Ltd.   591,000  4,744,004
Nikko Securities Co. Ltd.   521,000  6,701,451
Nintendo Co. Ltd. Ord.   46,000  3,492,263
Nissan Motor Co. Ltd. Ord.   468,000  3,589,207
Nitto Denko Corp.   97,000  1,500,967
Nomura Securities Co. Ltd.   711,000  15,471,470
Omron Corp.   139,000  3,199,420
Onward Kashiyama & Co. Ltd.   291,000  4,728,046
Orix Corp.   242,000  9,946,809
Rohm Co. Ltd.   120,000  6,765,958
Sakura Bank Ltd.   265,000  3,357,350
Sankyo Co. Ltd.   142,000  3,186,074
Seino Transpotation Co. Ltd.   144,000  2,409,284
Sekisui Chemical Co. Ltd. (a)  325,000  4,777,563
Sony Corp.   141,500  8,470,841
Sumitomo Marine and Fire
 Insurance Co. Ltd.   420,000  3,444,487
Sumitomo Realty & Development Co. Ltd.   648,000  4,574,855
Sumitomo Trust & Banking Co. Ltd.   315,000  4,447,776
TDK Corp.   44,000  2,242,553
Takashimaya Co. Ltd.   322,000  5,138,298
Takeda Chemical Industries Ltd.   487,000  8,006,770
Tokio Marine & Fire
 Insurance Co. Ltd. (The)  1,065,000  13,904,739
Toshiba Corp.   629,000  4,921,286
Toyota Motor Corp.   397,000  8,408,414
Tsugami Corp.   253,000  1,409,362
Uny Co. Ltd.   103,000  1,932,495
Yamanouchi Pharmaceutical Co. Ltd.   209,000  4,487,234
  284,202,808
KOREA (SOUTH) - 0.9%
Cho Hung Bank Co. Ltd.   191,504  2,409,736
Korea Electric Power Corp.   147,470  6,329,338
Korea First Securities Co. Ltd.   16,203  194,248
Kyungki Bank  171,523  1,680,406
Seoul Securities Co.   74,592  903,854
  11,517,582
MEXICO - 1.2%
Banacci SA de CV:
 Class B  352,200  591,348
 Class L  17,610  26,226
Cemex SA, Series B  1,152,800  4,194,724
Cifra SA Class C   1,559,100  1,580,374
Consorcio G Grupo Dina SA ADR  34,800  65,250
Empresas Ica Sociedad Controladora SA
 de CV sponsored ADR representing Ord.
 (participation certificates)  208,700  2,139,175
Grupo Carso SA de CV Class A-1 (a)  287,800  1,555,878
Grupo Dina sponsored ADR, Series L  12,543  17,247
Grupo Financiero Bancomer SA de CV (a):
 Class B  5,151,800  1,439,424
 Series L  216,879  56,369
 sponsored ADR, Series C (b)  70,200  386,100
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  121,400  3,869,625
  15,921,740
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - 0.9%
Kuala Lumpur Industries Holdings BHD (a)  290,000 $ 332,375
Magnum Corp. BHD  567,500  1,072,863
Malayan Banking BHD  133,000  1,120,993
Resorts World BHD  443,000  2,372,903
Telekom Malaysia BHD  792,000  6,176,290
Tenega Nasional BHD  251,000  988,578
Time Engineering BHD  161,000  374,124
  12,438,126
NETHERLANDS - 6.4%
ABN-AMRO Holdings NV  46,500  2,113,899
AKZO NV   103,800  11,980,896
IHC Caland NV  93,200  3,129,851
ING Groep NV  228,108  15,207,200
KLM Royal Dutch Airlines Ord.   271,873  9,535,844
Koninklijke PPT Nederland  221,500  8,030,752
Oce Van der Grinten NV  136,700  8,297,214
Pirelli Tyre Holdings NV Ord.(a)   546,100  4,754,602
Royal Dutch Petroleum Co. Ord.   29,500  4,091,107
Unilever NV Ord.   122,000  17,108,831
Vendex International NV (b)  81,400  2,414,664
  86,664,860
NORWAY - 2.2%
Bergesen Group:
 Class A  35,500  705,031
 Class B  301,600  5,894,710
Christiania Bank Free shares Ord.   1,475,000  3,417,581
Den Norske Bank Class A Free shares  1,146,800  2,964,428
Norsk Hydro AS  85,150  3,570,062
Orkla AS:
 Class A Free shares  93,250  4,622,521
 Class B (non-vtg.)  47,800  2,275,329
Saga Petroleum AS Class B  261,600  3,257,424
Unitor AS  192,300  2,636,987
  29,344,073
PAKISTAN - 0.0%
Hub Power Co. Ltd. GDR (a)  36,200  629,880
PHILIPPINES - 0.2%
Philippine Long Distance Telephone Co.
 sponsored ADR  51,400  2,782,025
POLAND - 0.1%
Bank Gdanski SA GDR (b)  92,600  900,998
SINGAPORE - 0.4%
Kim Engineering Holdings Ltd.   2,455,000  2,256,593
Overseas Union Bank Ltd. (For.)  265,000  1,826,875
Van Der Horst Ltd.   156,000  788,659
  4,872,127
SOUTH AFRICA - 0.1%
De Beers Consolidated Mines Ltd. ADR  24,000  726,000
SPAIN - 4.9%
Banco Bilbao Vizcaya SA Ord. (Reg.)  389,200  13,974,807
Banco de Santander SA Ord. (Reg.)  51,000  2,551,990
Banco Intercontinental Espanol  59,550  5,773,715
Corporacion Mapfrecia International de
 Reaseguros SA (Reg.)  183,400  10,232,003
Repsol SA Ord.   139,500  4,556,201
Tabacalera SA, Series A  205,200  7,755,803
Telefonica de Espana SA Ord.   971,750  13,413,910
Union Electrica Fenosa SA  1,152,700  6,914,021
  65,172,450

 SHARES VALUE (NOTE 1)
SWEDEN - 2.7%
Investor AB Class B Free shares  314,700 $ 10,356,174
Mo Och Domsjoe AB Class B  30,800  1,309,772
SKF AB Ord.   133,700  2,551,488
Skandia Foersaekrings AB  35,400  954,830
Skandinaviska Enskilda Banken
 Class A Free shares  948,300  7,837,308
Volvo AB Class B  637,400  13,025,951
  36,035,523
SWITZERLAND - 8.0%
Adia SA (Bearer) (a)  27,500  4,480,069
Alusuisse-Lonza Holding AG (Reg.)  12,739  10,089,641
Baloise Holding (Reg.)  3,802  7,907,106
CIBA-GEIGY AG (Reg.)  15,680  13,791,334
C.S. Holdings (Reg.)  258,405  26,478,675
Fischer (Georg) AG (Reg.)  11,600  2,915,078
Nestle SA (Reg.)  11,425  12,632,842
Roche Holdings Ltd. (participation
 certificates)  1,700  13,442,374
Surveillance, Societe Generale (Bearer)  1,010  2,004,246
Swiss Bank Corp. (Bearer)  33,500  13,672,877
  107,414,242
THAILAND - 1.4%
Bank of Asia PCL (For. Reg.)  354,310  815,799
Krung Thai Bank:
 (Loc. Reg.)  179,300  740,262
 (For. Reg.)  1,816,640  7,500,221
Ruang Khao Unit Trust (For. Reg.)  836,800  498,293
Siam City Bank PCL (For. Reg.)  6,882,800  7,923,827
Telecomasia Corp. PCL (For. Reg.) (a)  394,000  1,196,546
  18,674,948
TURKEY - 0.1%
Aksigorta  350,000  27,918
Aksigorta (b)  1,190,000  94,922
Tofas Turk Otomobil Fabrikasi
 AS ADR (b)  662,400  331,200
Tofas Turk Otomobil Fabrikasi AS  9,602,400  951,393
  1,405,433
UNITED KINGDOM - 12.9%
Allied Lyons PLC  421,100  3,421,829
Argyll Group PLC Ord.   506,900  2,672,656
Avon Rubber  81,900  609,631
BTR PLC Ord.   625,100  3,179,546
Barclays PLC Ord.   980,300  11,219,078
Barratt Developments PLC  1,162,000  4,441,860
Bass PLC Ord.   576,600  6,424,554
Berkeley Group PLC  532,200  4,151,305
Booker PLC  364,200  2,050,163
Boots Co. PLC (The)  287,600  2,600,155
British Airways PLC Ord.   517,100  3,736,821
British Land Ord.   337,750  1,995,548
Burmah Oil  100,017  1,447,871
Cable & Wireless PLC Ord.   318,900  2,279,803
Cadbury-Schweppes PLC Ord.   955,700  7,877,105
Christies International PLC  50,200  162,702
De la Rue PLC  266,700  2,692,439
Dixons Group PLC  955,800  6,580,998
Glaxo Holdings PLC  363,400  5,156,414
Grand Metropolitan PLC  1,137,000  8,172,445
Great Universal Stores PLC Ord Class A  381,600  4,050,640
Guinness PLC Ord.   1,210,500  8,888,461
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Hanson Trust PLC Ord.   674,000 $ 2,006,795
Lloyds Abbey Life PLC  549,600  3,835,315
Lloyds TSB Group PLC  554,620  2,851,155
London International Group PLC  2,111,000  4,222,987
MFI Furniture Group PLC  1,223,700  3,036,244
Mirror Group Newspaper PLC  1,440,500  3,931,585
National Westminster Bank PLC Ord.   891,820  8,968,689
North West Water Group PLC Ord.   337,700  3,225,920
Prudential Corp. PLC  702,000  4,512,357
Reuters Holdings PLC Ord.   409,200  3,740,772
Rolls Royce PLC Ord.   874,433  2,549,331
Royal Insurance Holdings PLC  992,600  5,872,332
Scottish Hydro-Electric PLC Ord.   723,700  4,034,589
Scottish Power PLC ADR  960,500  5,511,133
South West Water PLC Ord.   383,200  3,084,144
Telegraph (The) PLC  452,100  2,909,540
Tesco PLC Ord.   401,397  1,848,725
Unigate Ltd. Ord.   312,800  1,991,231
Vodafone Group PLC  1,250,204  4,478,521
Whitbread Co. PLC Class A  525,900  5,549,746
Wickes PLC  718,200  1,381,048
  173,354,183
TOTAL COMMON STOCKS
(Cost $1,007,219,327)   1,164,748,531
NONCONVERTIBLE PREFERRED STOCKS - 2.0%
AUSTRIA - 0.4%
Creditanstalt Bankverein  105,900  5,427,277
GERMANY - 0.3%
Porsche AG Ord (a).   6,050  3,147,010
ITALY - 1.3%
Banco Ambro Veneto  1,197,000  1,539,216
Fiat Spa  1,350,600  2,462,209
SAI Sta Assicuratrice Industriale Spa  650,500  2,700,722
Stet (Societa Finanziaria Telefonica) Spa  5,173,500  10,542,473
  17,244,620
KOREA (SOUTH) - 0.0%
Korea First Securities Co. Ltd. (a)   66,140  549,923
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $25,830,942)   26,368,830
FOREIGN GOVERNMENT OBLIGATIONS (D) - 0.5%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT
ARGENTINA - 0.4%
Argentina Republic BOCON
 5.8359%, 4/1/01 (c) B1 $ 6,173,130  4,841,146
BRAZIL - 0.1%
Brazil Federative Republic IDU
 euro 6 3/8%, 1/1/01 (c) B1  2,517,500  2,161,903
TOTAL GOVERNMENT OBLIGATIONS
(Cost $6,510,574)   7,003,049
CLOSED-END INVESTMENT COMPANIES - 0.0%
 SHARES VALUE (NOTE 1)
THAILAND - 0.0%
Ruam Pattana Fund II (For. Reg.)
 (Cost $620,880)  1,117,000 $ 676,231
REPURCHASE AGREEMENTS - 10.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 144,975,138  144,880,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $1,185,061,723)  $  1,343,676,641
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,432,810 or 0.7% of net assets.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $571,464,933 and $579,186,586, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $250,227 for the period (see Note 3 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,185,652,116. Net unrealized appreciation aggregated $158,024,525, of which $205,005,861 related to appreciated investment securities and $46,981,336 related to depreciated investment securities.
The fund hereby designates approximately $18,341,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries    5.4
Conglomerates   0.3
Construction & Real Estate    4.4
Durables    7.7
Energy    3.0
Finance    26.4
Government  obligations   0.5
Health    3.6
Industrial Machinery & Equipment    2.8
Media & Leisure   2.2
Nondurables   8.7
Precious Metals   0.2
Retail & Wholesale   5.3
Services    1.8
Repurchase Agreements   10.8
Technology    5.3
Transportation   2.5
Utilities   8.9
   100.0%
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $144,880,000) (cost $1,185,061,723)      $ 1,343,676,641
- See accompanying schedule

Cash                                                                                                             209

Receivable for investments sold                                                                                   7,686,625

Receivable for fund shares sold                                                                                   1,628,036

Dividends receivable                                                                                              3,238,530

Interest receivable                                                                                               115,469

 TOTAL ASSETS                                                                                                      1,356,345,510

LIABILITIES

Payable for investments purchased                                                                 $ 10,926,264

Payable for fund shares redeemed                                                                    1,146,930

Accrued management fee                                                                              826,884

Other payables and accrued expenses                                                                 311,487

 TOTAL LIABILITIES                                                                                                 13,211,565

NET ASSETS                                                                                                        $ 1,343,133,945

Net Assets consist of:

Paid in capital                                                                                                   $ 1,155,673,842

Undistributed net investment income                                                                               18,738,964

Accumulated undistributed net realized gain (loss) on investments and foreign                                     10,104,988
currency transactions

Net unrealized appreciation (depreciation) on investments                                                          158,616,151
and assets and liabilities in foreign currencies

NET ASSETS, for 78,751,394 shares outstanding                                                                     $ 1,343,133,945

NET ASSET VALUE, offering price                                                                                    $17.06
and redemption price per
share ($1,343,133,945 (divided by) 78,751,394 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 30,921,016
Dividends

Interest                                                                          8,867,312

                                                                                  39,788,328

Less foreign taxes withheld                                                       (3,740,466
                                                                                 )

 TOTAL INCOME                                                                     36,047,862

EXPENSES

Management fee                                                     $ 9,837,952

Transfer agent fees                                                 612,828

Accounting fees and expenses                                        551,039

Non-interested trustees' compensation                               10,958

Custodian fees and expenses                                         656,865

Registration fees                                                   46

Audit                                                               51,981

Legal                                                               58,187

Miscellaneous                                                       2,343

 TOTAL EXPENSES                                                                   11,782,199

NET INVESTMENT INCOME                                                             24,265,663

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              18,618,705

 Foreign currency transactions                                      (7,976,330    10,642,375
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              86,115,339

 Assets and liabilities in                                          (983,694      85,131,645
foreign currencies                                                 )

NET GAIN (LOSS)                                                                   95,774,020

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 120,039,683


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994




Operations                                                                                    $ 24,265,663      $ 14,354,948
Net investment income

 Net realized gain (loss)                                                                      10,642,375        1,588,422

 Change in net unrealized appreciation (depreciation)                                         85,131,645        (19,420,073)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                120,039,683       (3,476,703)

Distributions to shareholders                                                                  (4,893,543)       (4,465,195)
From net investment income

 From net realized gain                                                                        (1,797,170)       -

 In excess of net realized gain                                                                 (3,096,373)       -

 TOTAL DISTRIBUTIONS                                                                            (9,787,086)       (4,465,195)

Share transactions                                                                              466,436,535       1,000,905,405
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  9,787,086         4,465,195

 Cost of shares redeemed                                                                        (541,043,324)     (477,688,222)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         (64,819,703)      527,682,378

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        45,432,894        519,740,480

NET ASSETS

 Beginning of period                                                                             1,297,701,051     777,960,571

 End of period (including undistributed net investment income of $18,738,964 and $10,987,509,
respectively)                                                                                   $ 1,343,133,945   $ 1,297,701,051

OTHER INFORMATION
Shares

 Sold                                                                                            29,090,043        62,240,900

 Issued in reinvestment of distributions                                                         652,472           274,107

 Redeemed                                                                                       (33,802,732)      (29,967,241)

 Net increase (decrease)                                                                         (4,060,217)       32,547,766



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993  C   1992   1991





Net asset value, beginning of period                                $ 15.67       $ 15.48       $ 11.53     $ 13.09     $ 12.42

Income from Investment Operations

 Net investment income                                              .17           .19           .06         .16         .24

 Net realized and unrealized gain (loss)                            1.34          .08 B         4.16        (1.54)      .74

 Total from investment operations                                   1.51          .27           4.22        (1.38)      .98

Less Distributions                                                  (.06)         (.08)         (.18)       (.18)       (.17)
From net investment income

 In excess of net investment income                                 -             -             (.04)       -           -

 From net realized gain                                             (.02)         -             -           -           (.14) D

 In excess of net realized gain                                     (.04)         -             (.05)       -           -

 Total distributions                                                (.12)         (.08)         (.27)       (.18)       (.31)

Net asset value, end of period                                      $ 17.06       $ 15.67       $ 15.48     $ 11.53     $ 13.09

TOTAL RETURN  A                                                     9.74%         1.72%         37.35%      (10.72)%    8.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837   $ 126,490

Ratio of expenses to average net assets                             .91%          .92%          1.03%       1.14%       1.26%

Ratio of net investment income to average net assets                1.88%         1.28%         1.21%       1.86%       2.33%

Portfolio turnover rate                                             50%           42%           42%         61%         168%

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
B THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO
THE TIMING OF SALES AND
REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES
OF THE INVESTMENTS OF THE FUND.
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
The Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio (the funds) are funds of Variable Insurance Products Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION:
MONEY MARKET PORTFOLIO. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
HIGH INCOME PORTFOLIO. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
EQUITY-INCOME AND GROWTH PORTFOLIOS. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
OVERSEAS PORTFOLIO. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Money Market, High Income, Equity-Income, Growth and Overseas Portfolios are not subject to income taxes to the extent that each distributes substantially all of its taxable income for the fiscal year. The Overseas Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME:
MONEY MARKET PORTFOLIO. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
HIGH INCOME, EQUITY-INCOME, GROWTH AND OVERSEAS PORTFOLIOS. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income for the Money Market Portfolio. Distributions are recorded on the ex-dividend date for all other funds. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for defaulted bonds, foreign currency transactions, passive foreign investment companies
(PFIC), market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distributions with respect to the Overseas Portfolio.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds, except the Money Market Portfolio may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. The funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis is identified as such in the fund's schedule of investments. The funds may receive compensation for interest forgone in the purchase of a delayed delivery security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
INDEXED SECURITIES. The funds (excluding the Money Market Portfolio) may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $10,584,034 or 1.0% of net assets of the the High Income Portfolio.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee.
For the Money Market Portfolio, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
the fund's average net assets, plus a fixed income group fee rate and an income-based fee. The group fee rate is the weighted average of a series of rates ranging from .1200% to .3700% and is based on the monthly average net assets of all the mutual funds advised by FMR. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .24% of average net assets.
For all other funds, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1200% to
 .3700% for the High Income Portfolio and .2700% to .5200% for the Equity-Income, Growth, and Overseas Portfolios for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rates are .45%, .20%, .30% and .45% for High Income, Equity-Income, Growth, and Overseas Portfolios, respectively. For the period, the management fee was equivalent to an annual rate of .60%, .51%, .61%, and .76% of average net assets for the High Income, Equity-Income, Growth, and Overseas Portfolios, respectively.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700% for the Money Market and High Income Portfolios and .2500% to .5200% for the Equity-Income, Growth, and Overseas Portfolios. Effective January 1, 1996, FMR voluntarily agreed to implement this new group fee rate schedule as it results in the same or a lower management fee.
SUB-ADVISER FEE. As the Money Market Portfolio's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
FMR, on behalf of the High Income and Overseas Portfolios, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and with respect only to Overseas Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .05% of average net assets for each of the funds.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. BANK BORROWINGS.
The funds are permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. For the High Income and Equity-Income Portfolios, the maximum loans and the average daily loan balances during the period for which loans were outstanding amounted to $4,885,000 and $18,269,000, respectively. The weighted average interest rate was 6.4% for both the High Income Portfolio and the Equity-Income Portfolio.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets for the High Income Portfolio and 1.50% of average net assets for the Equity-Income, Growth, and Overseas Portfolios. For the period, there was no reimbursement under this arrangement.
FMR has directed certain portfolio trades of the High Income Portfolio to brokers who paid a portion of the fund's expenses. For the period, the High Income Portfolio's expenses were reduced by $9,702 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares and certain unaffiliated insurance companies were record owners of approximately 10% or more of the total outstanding shares of the following funds:
 FILI UNAFFILIATED INSURANCE COMPANIES
FUND % OF OWNERSHIP # OF % OF OWNERSHIP
Money Market 52 1 14
High Income 18 1 42
Equity-Income 27 1 30
Growth 18 1 30
Overseas 15 1 39
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
Information regarding transactions with affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio:
We have audited the accompanying statements of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio, including the schedules of portfolio investments, as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio as of December 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 6, 1996
DISTRIBUTIONS


The Board of Trustees of Variable Insurance Products Fund voted to pay on February 2, 1996, to shareholders of record at the opening of business on February 2, 1996, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 DIVIDENDS CAPITAL GAINS
 High Income $.92 $.18
 Equity-Income $.03 $.86
 Growth $.08 $2.02
 Overseas $.20 $.22
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
 MONEY MARKET PORTFOLIO
Fidelity Management & Research (U.K.) Inc.,
 London, England
 HIGH INCOME AND OVERSEAS PORTFOLIOS
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
 HIGH INCOME AND OVERSEAS PORTFOLIOS
Fidelity International Investment Advisors
 Pembroke, Bermuda
 OVERSEAS PORTFOLIO
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
 OVERSEAS PORTFOLIO
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Lawrence Greenberg, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
John R. Hickling, VICE PRESIDENT
Bettina Doulton, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox
Phyllis Burke Davis
Richard J. Flynn
Edward C. Johnson 3d
E. Bradley Jones
Donald J. Kirk
Peter S. Lynch
Edward H. Malone
Marvin L. Mann
Gerald C. McDonough
Thomas R. Williams
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
 MONEY MARKET AND HIGH INCOME PORTFOLIOS
The Chase Manhattan Bank, N.A., New York, NY
 EQUITY-INCOME AND OVERSEAS PORTFOLIOS
Brown Brothers Harriman & Co., Boston, MA
 GROWTH PORTFOLIO




(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II
INVESTMENT GRADE BOND PORTFOLIO
ASSET MANAGER PORTFOLIO
INDEX 500 PORTFOLIO
ASSET MANAGER: GROWTH PORTFOLIO
CONTRAFUND PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1995
CONTENTS



MARKET ENVIRONMENT                  VIPFII-3    A REVIEW OF WHAT HAPPENED DURING THE PAST YEAR

INVESTMENT GRADE BOND PORTFOLIO     VIPFII-4    PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPFII-5    FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPFII-6    INVESTMENTS
                                    VIPFII-10   FINANCIAL STATEMENTS

ASSET MANAGER PORTFOLIO             VIPFII-12   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPFII-13   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPFII-14   INVESTMENTS
                                    VIPFII-21   FINANCIAL STATEMENTS

INDEX 500 PORTFOLIO                 VIPFII-23   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPFII-24   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPFII-25   INVESTMENTS
                                    VIPFII-32   FINANCIAL STATEMENTS

ASSET MANAGER: GROWTH PORTFOLIO     VIPFII-34   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPFII-35   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPFII-36   INVESTMENTS
                                    VIPFII-39   FINANCIAL STATEMENTS

CONTRAFUND PORTFOLIO                VIPFII-41   PERFORMANCE AND INVESTMENT SUMMARY
                                    VIPFII-42   FUND TALK: THE MANAGER'S OVERVIEW
                                    VIPFII-43   INVESTMENTS
                                    VIPFII-48   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS       VIPFII-50   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS   VIPFII-53   THE AUDITORS' OPINION

DISTRIBUTIONS                       VIPFII-54


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets rebounded in 1995, after experiencing volatility and inconsistent returns in 1994. Returns were fueled by declining interest rates, moderate economic growth, sustained corporate earnings growth and a relative absence of inflation. The U.S. stock market outpaced counterparts in the developed world and those in emerging markets. Returns from bond markets overseas generally topped those provided by the U.S., although the U.S. bond market still was quite strong.
U.S. STOCK MARKETS
The Standard & Poor's Composite Index of 500 Stocks - a broad measure of U.S. stock performance - rose 37.58% for the 12 months ended December 31, 1995, well above the market's long-term average annual return. The NASDAQ Composite Index - a measure of small stock performance - rose 39.92% (excluding dividends). The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 36.72%, closing above 5000 for the first time in November.
Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns. With inflation posing little threat, interest rates fell during much of 1995. The Federal Reserve Board cut short-term interest rates twice, in July and December. Lower interest rates helped bolster earnings, as they reduced companies' borrowing costs. A relatively weak dollar also helped sustain earnings, with American products and services remaining fairly cheap overseas. Investor sentiment toward the stock market was extremely positive, evidenced by a flurry of successful initial public offerings throughout the year.
Market activity was marked by rapid sector rotation, with investors reacting swiftly to breaking news. Technology was one of the best performing market sectors until the fourth quarter, fueled by improving earnings associated with strong growth in personal computers and related products. Internet-related stocks posted extremely strong share price gains. Although increases in cellular subscriptions helped semiconductor stocks earlier in the year, that industry saw share price drops later in the year due to concerns about over-capacity. Expanding inventories and evidence of an economic slowdown hurt technology stocks later in the year. Biotechnology issues saw a resurgence, partly because the sector had struggled to the point where valuations - stock prices relative to other measures such as earnings - appeared attractive. Consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks showed strength as investors sought companies that traditionally have steady earnings growth regardless of the economic environment.
Cyclical stocks - those that usually rise and fall with the economy - provided subpar returns during 1995 as a result of over-capacity and evidence the economy was slowing. Industrial commodities, such as chemicals and paper, faltered due to decreased demand, despite the prospect for renewed economic growth - and concurrent future earnings growth - resulting from interest rate declines. On the other hand, lower interest rates and continued merger and acquisition activity helped financial stocks perform well. Regional Bell operating companies - RBOCs or "Baby Bells"-performed well in the second half of the year, because they offered strong yields, and because of their potential for growth as they enter new businesses. FOREIGN STOCK MARKETS
Foreign stock markets showed mixed results in 1995. The Morgan Stanley EAFE (Europe, Australasia, Far East) index was up 11.21%. Although interest rates declined in most European countries, economies were generally stagnant. While equity indexes in some countries posted strong returns, in some cases these results were due to the strong performance of large companies that made up a significant portion of the index, such as Nokia in Finland and Ericsson in Sweden. The Morgan Stanley Europe Index rose 21.62% in 1995. Japanese companies were hindered by a strong yen - which made their products expensive overseas - and a weak economy earlier in the year. However, in the fourth quarter of the year, both the Japanese market and economy started to rebound. According to Morgan Stanley Capital International, Japanese stocks rose 0.69% in U.S. dollars for the year. Emerging markets struggled in 1995, hurt by a lack of capital inflows caused by Mexico's peso devaluation in December 1994. This negative sentiment contributed to the -5.21% return of the Morgan Stanley Emerging Markets Free Index in 1995.
U.S. BOND MARKETS
U.S. bond markets posted strong returns in 1995. The Lehman Brothers Aggregate Bond Index - a broad measure of U.S. taxable bonds - posted a total return of 18.47% in 1995. A strong, year-long rally helped bonds recover from the effects of the sharply rising interest rates seen in 1994. Indications of a slowing economy and a relative absence of inflation pressures encouraged bond investors, helping to push interest rates lower. Prospects for a balanced budget agreement also helped to fuel optimism in the markets. Monetary policy also played a role in the bond market's performance. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered the fed funds rates twice, in July and December. Mortgage-backed securities also benefited from this environment, as illustrated by the performance of the Salomon Brothers Mortgage Index, which returned 16.77% during the year. The high-yield bond market also turned in a strong performance in 1995, driven by generally good earnings, strong demand for high-yield bonds among investors searching for high current income and declining interest rates. The Merrill Lynch High Yield Master Index rose 19.91%.
FOREIGN BOND MARKETS
Both developed and emerging fixed-income markets recorded strong returns in 1995. For the 12 months ended December 31, 1995, the Salomon Brothers World Government Bond Index - a proxy of bond market performance in developed nations including the U.S. - rose 19.04%. Bond markets in developed countries benefited from slow economic growth and relatively low inflation pressures. This led to a more favorable interest rate environment, as the central banks of the U.S., Germany and Great Britain all lowered their respective short-term interest rates. Emerging markets shrugged off the fallout from December 1994's Mexican peso devaluation to record strong returns. The J.P. Morgan Emerging Markets Bond Index posted a 27.54% return for the year. The bulk of emerging markets' total return came from a springtime rally following the announcement of a $50 billion bailout package for Mexico by the U.S. Treasury and the International Monetary Fund.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995        PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

Investment Grade Bond                  17.32%   9.23%    8.92%

Lehman Brothers Intermediate           15.33%   8.61%    n/a
 Government-Corporate Bond Index

Lehman Brothers Aggregate Bond Index   18.47%   9.48%    n/a

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
You can compare these figures to the Lehman Brothers Intermediate Government-Corporate Bond Index - a broad measure of the performance of intermediate (one- to ten-year) bonds. This benchmark includes reinvested dividends and capital gains, if any. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 5, 1988.
If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
                VIP II: InvesLB Aggreg
       12/31/88     10000.00    10000
       01/31/89     10086.92 10143.88
       02/28/89     10109.25 10070.36
       03/31/89     10172.02  10113.9
       04/30/89     10285.31 10325.54
       05/31/89     10399.91 10596.87
       06/30/89     10600.00 10919.52
       07/31/89     10765.35 11151.64
       08/31/89     10679.56 10986.42
       09/30/89     10721.69 11042.65
       10/31/89     10887.69 11314.84
       11/30/89     10981.36 11422.68
       12/31/89     11026.21 11453.25
       01/31/90     11001.11 11317.15
       02/28/90     11063.52 11353.48
       03/31/90     11097.11 11361.84
       04/30/90     11101.82 11257.75
       05/31/90     11276.11 11591.07
       06/30/90     11364.07 11777.05
       07/31/90     11476.89 11939.97
       08/31/90     11475.79 11780.51
       09/30/90     11520.66 11877.97
       10/31/90     11521.38 12028.78
       11/30/90     11590.77 12287.71
       12/31/90     11711.43 12479.17
       01/31/91     11735.04 12633.43
       02/28/91     11853.10 12741.27
       03/31/91     12053.80 12828.93
       04/30/91     12230.89 12967.91
       05/31/91     12325.33 13043.74
       06/30/91     12348.94 13037.11
       07/31/91     12455.20  13217.9
       08/31/91     12714.93 13503.94
       09/30/91     12951.04 13777.57
       10/31/91     13092.71 13930.97
       11/30/91     13234.39 14058.71
       12/31/91     13629.42 14476.23
       01/31/92     13494.11 14279.29
       02/29/92     13567.97 14372.13
       03/31/92     13543.27 14291.11
       04/30/92     13642.04 14394.34
       05/31/92     13851.92 14665.96
       06/30/92     14012.41  14867.8
       07/31/92     14296.36 15171.13
       08/31/92     14382.78 15324.82
       09/30/92     14555.62 15506.47
       10/31/92     14370.44 15300.89
       11/30/92     14333.40 15304.35
       12/31/92     14536.36 15547.71
       01/31/93     14841.14 15845.85
       02/28/93     15093.07 16123.24
       03/31/93     15159.39 16190.42
       04/30/93     15252.23 16303.16
       05/31/93     15278.75 16323.92
       06/30/93     15570.53 16619.76
       07/31/93     15676.64 16713.76
       08/31/93     15955.15 17006.72
       09/30/93     16034.73 17053.43
       10/31/93     16114.31 17117.15
       11/30/93     16034.73 16971.54
       12/31/93     16129.93 17063.52
       01/31/94     16312.59 17293.91
       02/28/94     16045.19 16993.45
       03/31/94     15678.93 16574.49
       04/30/94     15538.06 16442.14
       05/31/94     15495.80 16439.84
       06/30/94     15453.53 16403.51
       07/31/94     15707.10 16729.33
       08/31/94     15721.19 16750.09
       09/30/94     15552.14 16503.56
       10/31/94     15566.23 16488.86
       11/30/94     15594.40 16452.24
       12/31/94     15523.97 16565.84
       01/31/95     15749.36 16893.69
       02/28/95     16053.30 17295.35
       03/31/95     16155.46 17401.46
       04/30/95     16374.37 17644.53
       05/31/95     17031.09 18327.33
       06/30/95     17162.44 18461.69
       07/31/95     17104.06 18420.46
       08/31/95     17308.38 18642.77
       09/30/95     17468.91 18824.14
       10/31/95     17702.41 19068.94
       11/30/95     17965.10 19354.69
       12/29/95     18213.20 19626.31

Let's say you invested $10,000 in Investment Grade Bond Portfolio on December 31, 1988, shortly after the fund started. By December 31, 1995, your investment would have grown to $18,213 - an 82.13% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the Lehman Brothers Aggregate Bond Index would have grown to $19,626 over the same period - a 96.26% increase. Henceforth, the fund will compare its performance to the Lehman Brothers Aggregate Bond Index rather than the Lehman Brothers Intermediate Government-Corporate Bond Index. The Lehman Brothers Aggregate Bond Index average maturity is closer to the range permitted for the fund, which normally maintains an average maturity of up to ten years. For comparison purposes, both indexes are shown under the heading "Average Annual Total Returns."
INVESTMENT SUMMARY
QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1995
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa                 69.0

Aa                  2.4

A                   9.4

Baa                 6.8

Ba                  1.4

B                   0.0

Not rated           2.6

TABLE EXCLUDES SHORT-TERM INVESTMENTS. SECURITIES RATED AS "BA" BY MOODY'S WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1995
Years   7.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
                     % OF FUND'S
                     INVESTMENTS

Finance              13.3

Technology           1.7

Nondurables          1.6

Utilities            1.1

Retail & Wholesale   0.8

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Michael Gray, Portfolio Manager of Investment Grade Bond Portfolio
NOTE TO SHAREHOLDERS: On August 24, 1995, Michael Gray became portfolio manager of Investment Grade Bond Portfolio.
Q. HOW HAS THE FUND PERFORMED OVER THE PAST YEAR, MICHAEL?
A. During the 12 months ended December 31, 1995, the fund performed better than the 15.33% return of the Lehman Brothers Intermediate Government-Corporate Bond Index, a broad measure of the performance of intermediate (one- to 10-year) bonds, but underperformed the 18.47% return of the Lehman Brothers Aggregate Bond Index, a broad measure of U.S. taxable bonds.
Q. WHAT INFLUENCED THE FUND'S PERFORMANCE RELATIVE TO THESE TWO INDEXES?
A. The fund's performance used to be compared against the Lehman Brothers Intermediate Government-Corporate Bond Index. However, earlier in the year that changed, and performance started to be compared to the Lehman Brothers Aggregate Bond Index. While this change has effectively broadened the fund's investment universe to include a larger slice of the domestic bond market, the fund's relative performance against the two indexes had more to do with its duration. Duration is a way to estimate how sensitive a bond fund's share price is to changes in interest rates. The longer the duration of the fund, the more likely its share price is to move up as interest rates fall, or down as interest rates rise. During the period, the fund's duration - which was 4.3 years as of December 31 - started to be managed so that it is in line with the Lehman Brothers Aggregate Bond Index. The aggregate bond index has a duration that is longer than that of the intermediate government-corporate index. As interest rates fell during 1995, the fund's new, longer duration helped it outperform the government-corporate index. At the same time, the fund didn't have this longer duration during the whole period, leading it to underperform the aggregate bond index.
Q. MICHAEL, WHAT MOVES HAVE YOU MADE SINCE TAKING OVER THE FUND IN AUGUST?
A. I've reduced corporate exposure, increased investments in Treasury securities and moderately reduced mortgage-backed securities. The corporate market has been very strong over the course of the year. Valuation levels have become very high and my view on a risk/reward basis is that corporates have become over-valued. I've used that strength to reduce corporate exposure. After selling corporates, I've been buying government securities, mainly Treasuries because they made more sense on a risk/reward basis. I've reduced mortgage-backed securities moderately because they've lagged Treasuries.
Q. MICHAEL, THIS IS YOUR FIRST REPORT AS MANAGER OF THE FUND. CAN YOU DESCRIBE YOUR INVESTMENT APPROACH TO US?
A. First of all, I don't predict the direction of interest rates. Instead, I structure the fund so that its duration is roughly the same as the aggregate index. Beyond that, my approach is to add relative value one bond at a time by buying cheap securities and selling rich ones. I also seek out value in sectors or in particular parts of the market, trying to overweight those that will perform well and underweight those where I think there is risk. The process is one of using Fidelity's resources to analyze individual securities and valuations, trying to find the best opportunities for the fund.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Even though 1995 was a stellar year for bonds, the outlook for the market is reasonably good. That's because the Fed could continue to lower short-term interest rates as long as the economy remains fairly weak and inflation remains low. The corporate area is one where there is potential risk. If the economy deteriorates, corporate earnings could suffer. With valuations at their richest levels in quite some time, the upside in the corporate market is limited while the potential downside is notable.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: seeks to provide a high rate of income consistent with reasonable risk, by investing in a broad range of investment-grade, fixed-income securities. In addition, the fund seeks to protect capital
START DATE: December 5, 1988
SIZE: as of December 31, 1995, more than $181 million
MANAGER: Michael Gray, since August 1995;
manager, Fidelity Investment Grade Bond
Fund since 1987; Spartan Investment Grade
Bond Fund, since 1992; previously managed
Fidelity Advisor Limited Term Bond Fund (now
Fidelity Advisor Intermediate Bond Fund), Fidelity
Mortgage Securities Fund, Fidelity Ginnie Mae
Fund, Fidelity Government Securities Fund, and
Fidelity Intermediate Bond Fund; joined Fidelity in 1982
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 19.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 0.3%
RETAIL & WHOLESALE - 0.3%
DRUG STORES - 0.3%
Rite Aid Corp. liquid yield
 option notes 0%, 7/24/06 Baa1 $ 1,000,000 $ 558,750
NONCONVERTIBLE BONDS - 19.4%
FINANCE - 13.3%
ASSET BACKED SECURITIES - 3.5%
Concord Leasing, Inc. 5.04%,
7/15/98 (b) AAA  132,632  131,554
Discover Card Master Trust I
6.90%, 2/16/00 A2  260,000  264,956
Discover Card Trust:
7 7/8%, 4/16/98 A2  100,000  100,500
 6 1/8%, 5/15/98 A2  200,000  199,936
Ford Credit:
Auto Loan Master Trust
 7 3/8%, 4/15/99 Aaa  500,000  510,350
 Grantor Trust 5.90%, 10/15/00 Aaa  972,697  977,104
General Motors Acceptance Corp.
Grantor Trust 5.70%, 12/15/96 Aaa  2,623  2,625
KeyCorp Auto Grantor Trust
5.80%, 7/15/00 A3  118,544  118,615
Premier Auto Trust:
4.90%, 12/15/98 Aaa  601,312  598,024
 8.05%, 4/4/00 Aaa  1,000,000  1,055,313
Railcar Trust 7 3/4%, 6/1/04 Aaa  857,690  922,821
Sears Credit Account Master
Trust II 7%, 1/15/04 Aaa  1,000,000  1,046,250
Standard Credit Card Master Trust I:
8 1/4%, 10/7/97 A2  285,000  290,299
 7.65%, 2/15/00 A2  150,000  155,578
Union Federal Savings 1994-D
8.20%, 1/10/01 Baa2  98,963  101,870
  6,475,795
BANKS - 5.5%
Bank of Boston Corp. 9 1/2%,
8/15/97 Baa1  75,000  79,544
Citicorp:
9.47%, 5/22/96 A2  750,000  760,260
 euro  5.825%, 1/30/98 (d) A2  500,000  497,000
First Fidelity Bancorporation
8 1/2%, 4/1/98 A3  250,000  264,550
First Hawaiian Bank secured
6.93%, 12/1/03 (b) A1  960,000  969,216
First Maryland Bancorp 10 3/8%,
8/1/99 Baa1  500,000  571,805
Firstar Corp.  7.15%,
9/1/00 A3  640,000  663,898
KeyCorp 8.40%, 4/1/99 A2  310,000  332,128
Korea Development Bank yankee
6 1/2%, 11/15/02 A1  1,000,000  1,012,680
Marine Midland Bank:
euro 5.8125%, 9/27/96 (d) Baa1  1,000,000  997,500
 8 5/8%, 3/1/97 Baa1  250,000  257,283

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Mellon Financial Co. 6 1/2%,
12/1/97 A2 $ 200,000 $ 203,214
Meridian Bancorp, Inc. 6%,
12/1/96 (d) Baa1  900,000  898,434
National City Corp.
5.8125%, 1/31/97 (d) A2  850,000  850,689
Signet Banking Corp. 6%,
5/15/97 (d) Baa2  350,000  347,687
Sovran Financial Corp. 9 3/4%,
6/15/99 A3  770,000  858,311
Union Planters Corp. 6 3/4%,
11/1/05 Baa3  400,000  407,008
  9,971,207
CREDIT & OTHER FINANCE - 3.1%
Beneficial Corp. 9.40%, 2/7/96 A2  150,000  150,453
Chrysler Financial Corp. 6%,
4/15/96 A3  500,000  500,140
Ford Motor Credit Co. euro
9 5/8%, 2/27/96 A1  250,000  252,500
General Motors Acceptance Corp.:
5.65%, 12/15/97 A3  1,000,000  1,001,350
 8%, 2/3/97 A3  1,400,000  1,436,274
Greyhound Financial Corp.
8 1/4%, 3/11/97 Baa1  460,000  472,558
Household Finance Corp.:
7.80%, 11/1/96 A2  350,000  355,765
 6 3/4%, 6/1/00 A2  520,000  535,600
 6 3/8% 6/30/00 A2  300,000  305,625
Westinghouse Credit Corp.:
8 3/4%,11/15/96 Ba1  258,000  261,359
 8.93%, 6/30/99 Ba1  400,000  419,632
  5,691,256
INSURANCE - 1.0%
Metropolitan Life Insurance Co.
6.30%, 11/1/03 (b) Aa3  770,000  761,992
Nationwide Mutual Insurance Co.
6 1/2%, 2/15/04 (b) Aa3  130,000  129,628
Ohio National Life Insurance Co.
8 7/8%, 7/15/04 (b) A3  830,000  941,801
  1,833,421
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.
10 1/4%, 5/15/97 A3  350,000  370,468
TOTAL FINANCE   24,342,147
INDUSTRIAL MACHINERY & EQUIPMENT - 0.4%
ELECTRICAL EQUIPMENT - 0.4%
Westinghouse Electric Corp.:
 7 3/4%, 4/15/96 Ba1  300,000  301,263
 8.68%, 12/10/97 Ba1  200,000  205,288
 9%, 2/6/98 Ba1  200,000  206,728
  713,279
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - 1.6%
BEVERAGES - 0.3%
Coca-Cola Enterprises, Inc.
7 7/8%, 2/1/02 A3 $ 500,000 $ 548,290
FOODS - 1.2%
Nabisco Inc. 6.70%, 6/15/02 Baa2  1,055,000  1,072,819
Ralcorp Holdings, Inc. 8 3/4%,
9/15/04 Ba1  1,000,000  1,125,000
  2,197,819
TOBACCO - 0.1%
Philip Morris Companies, Inc.
8 7/8%, 7/1/96 A2  100,000  101,643
TOTAL NONDURABLES   2,847,752
RETAIL & WHOLESALE - 0.5%
GENERAL MERCHANDISE STORES - 0.5%
Sears Roebuck & Co.:
9%, 9/15/96 A2  475,000  485,393
 9.23%, 8/6/98 A2  450,000  486,810
  972,203
SERVICES - 0.1%
LEASING & RENTAL - 0.1%
Ryder System, Inc. 9 1/4%,
5/15/01 A3  200,000  227,530
TECHNOLOGY - 1.7%
COMPUTERS & OFFICE EQUIPMENT - 1.7%
Comdisco, Inc.:
 9 3/4%, 1/15/97 Baa2  200,000  207,890
 7 3/4%, 1/29/97 Baa2  700,000  713,678
 7.73%, 2/18/97 Baa2  1,000,000  1,020,220
 6 1/2%, 6/15/00 Baa2  1,200,000  1,221,540
  3,163,328
TRANSPORTATION - 0.7%
AIR TRANSPORTATION - 0.7%
AMR Corp.:
9.76%, 1/11/96 Baa3  100,000  100,074
 7 3/4%, 12/1/97 Baa3  140,000  143,777
 9.55%, 3/6/98 Baa3  400,000  428,370
Delta Air Lines, Inc. equipment
trust certificate 8.54%, 1/2/07 Baa2  450,689  495,181
  1,167,402
UTILITIES - 1.1%
ELECTRIC UTILITY - 0.2%
British Columbia Hydro & Power
Authority yankee 12 1/2%,
1/15/14 Aa2  290,000  354,073
GAS - 0.9%
Florida Gas 7 3/4%,
11/1/97 (b) Baa2  220,000  227,368
Southwest Gas Co. 9 3/4%,
6/15/02 Baa3  1,000,000  1,174,910

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Transcontinental Gas Pipe
Line Corp. extendible
6.21%, 5/15/00 Baa1 $ 300,000 $ 300,282
  1,702,560
TOTAL UTILITIES   2,056,633
TOTAL NONCONVERTIBLE BONDS   35,490,274
TOTAL CORPORATE BONDS
(Cost $35,092,425)   36,049,024
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - 44.4%
U.S. TREASURY OBLIGATIONS - 39.9%
 7 1/4%, 11/15/96 Aaa  930,000  945,401
 9%, 5/15/98 Aaa  10,070,000  10,903,897
 9 1/4%, 8/15/98 Aaa  6,550,000  7,184,499
 5 1/8%, 12/31/98 Aaa  2,365,000  2,356,864
 9 1/8%, 5/15/99 Aaa  62,000  69,188
 7 3/4%, 12/31/99 Aaa  8,070,000  8,757,241
 12 3/8%, 5/15/04 Aaa  5,125,000  7,420,026
 11 3/4%, 2/15/10 Aaa  620,000  884,083
 12 3/4%, 11/15/10 Aaa  545,000  830,100
 13 7/8%, 5/15/11 Aaa  30,000  48,830
 9%, 11/15/18 Aaa  8,540,000  11,631,736
 8 7/8%, 2/15/19 Aaa  9,260,000  12,482,202
 8 1/8%, 8/15/19 Aaa  3,870,000  4,865,906
 12%, 8/15/23 Aaa  3,140,000  4,838,049
  73,218,022
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.5%
Federal Home Loan Mortgage
Corp.  4.78%, 2/10/97
(callable) Aaa  170,000  168,679
Government Trust Certificate:
(assets of Trust guaranteed by
U.S. Government through
Defense Security Assistance
Agency):
  Class 1-C, 9 1/4%, 11/15/01 Aaa  284,000  315,496
  Class 2-E, 9.40%, 5/15/02 Aaa  1,000,000  1,115,670
  Class T-2, 9.40%, 11/15/96 Aaa  448,480  457,198
  Class T-2, 9 5/8%, 5/15/02 Aaa  80,000  89,325
 (assets of Trust guaranteed by
U.S. Government through
Export-Import Bank):
 Series 1994-C,
  6.61%, 9/15/99 Aaa  94,397  96,102
  Series 1994-F,
  8.178%, 12/15/04 Aaa  1,333,390  1,450,289
  Series 1995-A,
  6.28%, 6/15/04 Aaa  510,000  519,450
Private Export Funding Corp.:
9 1/2%, 3/31/99 Aaa  80,000  89,467
 8 3/4%, 6/30/03 Aaa  310,000  363,911
 5.80%, 2/1/04 Aaa  80,000  80,056
 6.86%, 4/30/04 Aaa  166,600  172,101
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
State of Israel (guaranteed by U.S.
Government through Agency
for International Development):
 5 1/4%, 3/15/98 Aaa $ 250,000 $ 249,453
  7 3/4%, 4/1/98 Aaa  96,474  98,972
  4 7/8%, 9/15/98 Aaa  190,000  187,566
  6%, 2/15/99 Aaa  90,000  91,406
  7 1/8%, 8/15/99 Aaa  520,000  546,881
  7 3/4%, 11/15/99 Aaa  144,000  154,138
  5 3/4%, 3/15/00 Aaa  380,000  381,900
  8 1/2%, 4/1/06 Aaa  750,000  863,906
Tennessee Valley Authority 4.60%,
12/15/96 Aaa  215,000  213,357
U.S. Housing & Urban
Development 8.27%, 8/1/03 Aaa  415,000  470,636
  8,175,959
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $75,939,750)   81,393,981
U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES - 20.6%
FEDERAL HOME LOAN GUARANTY CORPORATION - 1.2%
8 1/2%, 3/1/20 Aaa  2,110,090  2,220,448
FEDERAL NATIONAL MORTGAGE ASSOCIATION -  9.0%
5 1/2%, 5/1/00 to 7/1/01 Aaa  3,242,006  3,186,335
6%, 3/1/01 to 10/1/02 Aaa  10,841,849  10,821,467
6 1/2%, 1/1/26  Aaa  2,500,000  2,469,525
  16,477,327
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.4%
6%, 8/15/08 to 5/15/09  Aaa  4,266,814  4,236,135
6%, 1/15/11 (c) Aaa  2,050,000  2,035,261
6 1/2%, 10/15/23 to 4/15/24 Aaa  4,535,175  4,498,304
7 1/2%, 10/15/22 to 6/15/24 Aaa  4,765,562  4,903,076
8%, 2/15/17 Aaa  423,450  445,291
10%, 7/15/13 to 11/15/24 Aaa  2,749,852  3,030,208
  19,148,275
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $36,935,085)   37,846,050
COMMERCIAL MORTGAGE SECURITIES - 4.3%
CS First Boston Mortgage Securities
Corp. commercial Series:
  1994-CFB1 Class A-1,
   6.4255%, 1/25/28 (d) Aaa  512,139  511,499
  1995-AEWI Class A1,
   6.665%, 11/25/27 Aaa  474,745  479,863
FDIC commercial Series 1994-C1
Class II-A1, 6.30%, 9/25/25 Aaa  101,643  101,580

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Lennar Central Partner LP
commercial floater Series 1994-1
Class B, 6.1825%,
9/15/01 (b)(d) - $ 733,000 $ 733,687
Meritor Mortgage Security Corp.
commercial Series 1987-1
Class A-3, 9.40%, 6/1/99 Baa3  192,363  193,806
Nomura Asset Securities Corp.
commercial floater Series
1994 MD-II Class A-6,
6.9525%, 7/4/03 (d) -  179,477  178,327
Oregon pass thru certificates
commercial Series 1995
Class 1-A, 7.15%, 6/25/26 (b) AAA  475,092  482,219
Resolution Trust Corp. commercial:
 Series 1994-C1 Class A-4,
 7 1/4%, 6/25/26 AAA  90,635  90,536
 Series 1994-C2 Class A-2,
 7 3/4%, 4/25/25 AAA  28,667  28,756
 Series 1994-C2 Class A-4,
 7 1/2%, 4/25/25 AAA  68,153  68,345
 Series 1994-N2 Class 3, 7 1/2%
 12/15/04 (b)(e) Baa2  400,000  402,500
 Series 1995-C1 Class A-2B,
 6.55%, 2/25/27 Aaa  900,000  905,906
 Series 1995-C1 Class A-4B,
 6.65%, 2/25/27 Aaa  740,000  746,128
 Series 1995-C1 Class C,
 6.90%, 2/25/27 A2  500,000  496,094
 floater (d):
 Series 1993-C2 Class A-2,
  6.745%, 3/25/25 AAA  550,631  554,072
  Series 1994-C1 Class A-3,
  6.425%, 6/25/26 AAA  367,236  367,236
SC Finance Corp. commercial
floater 7.2375%, 8/1/04 (b)(d) -  600,000  606,000
SKW Real Estate LP commercial (b):
 Class A, 6.45%,
 4/15/02 (d) AA  132,990  133,364
 Series II Class B, 6.90%,
 4/15/02 (e) A  100,000  100,375
Structured Asset Securities Corp.
commercial Series:
 1993-C1 Class A-1,
 6.60%, 10/25/24 AA+  158,639  159,086
 1995-C1 Class D,
 7 3/8%, 9/25/24 BBB  650,000  633,547
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $7,789,886)   7,972,926
FOREIGN GOVERNMENT OBLIGATIONS (F) - 2.6%
Alberta Province yankee
9 1/4%, 4/1/00  Aa2  1,400,000  1,584,464
British Columbia Province
yankee 7%, 1/1/03  Aa2  500,000  532,020
Manitoba Province yankee
6 3/4%, 3/1/03  A1  500,000  518,735
FOREIGN GOVERNMENT OBLIGATIONS (F) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Ontario Province yankee
7 3/4%, 6/4/02 Aa3 $ 1,000,000 $ 1,088,670
Quebec Province yankee:
8.24%, 2/28/96 A2  500,000  501,654
 7 1/2%, 7/15/02 A2  500,000  530,885
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $4,646,477)   4,756,428
REPURCHASE AGREEMENTS - 8.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
(U.S. Treasury obligations) in a joint
trading account at 5.91% dated
12/29/95 due 1/2/96  $ 15,398,105  15,388,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $175,791,623)  $ 183,406,409
LEGEND
(a) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,619,704 or 3.1% of net assets.
(c) Security purchased on a delayed delivery basis (see Note 2 of Notes to Financial Statements).
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(f) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $310,380,224 and $245,594,124, respectively, of which U.S. government and government agency obligations aggregated $258,308,405 and $200,692,243, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 80.8% AAA, AA, A 79.6%
Baa 6.8% BBB 8.2%
Ba 1.4% BB 0.8%
B 0.0% B 0.2%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 0.8%.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $175,807,019. Net unrealized appreciation aggregated $7,599,390, of which $7,892,920 related to appreciated investment securities and $293,530 related to depreciated investment securities.
At December 31, 1995, the fund had a capital loss carryforward of approximately $229,877, all of which will expire on December 31, 2002. VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

ASSETS

Investment in                               $ 183,406,409
securities, at
value (including
repurchase
agreements of
$15,388,000)
(cost
$175,791,623)
- See
accompanying
schedule

Cash                                         34,004

Receivable for                               711,197
fund shares sold

Interest receivable                          2,451,500

Other receivables                            1,563

 TOTAL ASSETS                                186,604,673

LIABILITIES

Payable for                   $ 2,780,849
investments
purchased
Regular delivery

 Delayed delivery              2,030,183


Accrued                        65,589
management
fee

Payable for fund               122,146
shares
redeemed

Other payables                 60,019
and accrued
expenses

 TOTAL LIABILITIES                           5,058,786

NET ASSETS                                  $ 181,545,887

Net Assets
consist of:

Paid in capital                             $ 164,573,578

Undistributed net                            9,528,238
investment
income

Accumulated                                  (170,715
undistributed net                           )
realized gain
(loss) on
investments and
foreign currency
transactions

Net unrealized                               7,614,786
appreciation
(depreciation)
on investments
and assets and
liabilities in
foreign
currencies

NET ASSETS, for                             $ 181,545,887
14,551,940
shares
outstanding

NET ASSET VALUE,                             $12.48
offering price
and redemption
price per share
($181,545,887 (divided by)
14,551,940
shares)

STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 10,413,518
Interest

EXPENSES

Management fee                                                     $ 660,058

Transfer agent fees                                                 81,906

Accounting fees and expenses                                        58,943

Non-interested trustees' compensation                               624

Custodian fees and expenses                                         3,480

Audit                                                               35,732

Legal                                                               793

Miscellaneous                                                       16,559

 TOTAL EXPENSES                                                                   858,095

NET INVESTMENT INCOME                                                             9,555,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              2,631,902

 Foreign currency transactions                                      2,543         2,634,445

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              10,805,444

 Assets and liabilities in                                          (5,599        10,799,845
foreign currencies                                                 )

NET GAIN (LOSS)                                                                   13,434,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 22,989,713


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994

Operations                                     $ 9,555,423     $ 7,413,058
Net investment income

 Net realized gain (loss)                       2,634,445       (5,607,010)

 Change in net unrealized appreciation          10,799,845      (6,305,516)
(depreciation)

 NET INCREASE (DECREASE) IN NET ASSETS          22,989,713      (4,499,468)
RESULTING FROM OPERATIONS

Distributions to shareholders                   (4,480,858)     -
From net investment income

 From net realized gain                         -               (90,529)

 In excess of net realized gain                 -               (226,505)

 TOTAL DISTRIBUTIONS                            (4,480,858)     (317,034)

Share transactions                              116,054,959     53,245,805
Net proceeds from sales of shares

 Reinvestment of distributions                  4,480,858       317,034

 Cost of shares redeemed                        (68,879,418)    (59,742,109)

 NET INCREASE (DECREASE) IN NET ASSETS          51,656,399      (6,179,270)
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS       70,165,254      (10,995,772)

NET ASSETS

 Beginning of period                            111,380,633     122,376,405

 End of period (including undistributed net    $ 181,545,887   $ 111,380,633
investment income of $9,528,238 and
$7,322,731, respectively)

OTHER INFORMATION
Shares

 Sold                                           9,944,966       4,760,105

 Issued in reinvestment of distributions        413,363         27,544

 Redeemed                                       (5,910,491)     (5,343,262)

 Net increase (decrease)                        4,447,838       (555,613)


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991



Net asset value, beginning of period             $ 11.020    $ 11.480    $ 10.970    $ 11.080   $ 9.920

Income from Investment Operations                 .320        .733        .641        .672       .455
Net investment income

 Net realized and unrealized gain (loss)          1.530       (1.163)     .559        .058       1.165

 Total from investment operations                 1.850       (.430)      1.200       .730       1.620

Less Distributions                                (.390)      -           (.628)      (.680)     (.460)
From net investment income

 In excess of net investment income               -           -           (.002)      -          -

 From net realized gain                           -           (.010)      (.050)      (.160)     -

 In excess of net realized gain                   -           (.020)      (.010)      -          -

 Total distributions                              (.390)      (.030)      (.690)      (.840)     (.460)

Net asset value, end of period                   $ 12.480    $ 11.020    $ 11.480    $ 10.970   $ 11.080

TOTAL RETURN  A, B                                17.32%      (3.76)%     10.96%      6.65%      16.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 181,546   $ 111,381   $ 122,376   $ 73,598   $ 44,835

Ratio of expenses to average net assets           .59%        .67%        .68%        .76%       .80%
                                                                                                D

Ratio of net investment income to average net     6.53%       6.53%       6.85%       7.11%      7.73%
assets

Portfolio turnover rate                           182%        143%        70%         119%       128%





A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF
NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF
CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE
FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   PAST 5   LIFE OF
                                   YEAR     YEARS    FUND

Asset Manager                      16.96%   12.76%   11.24%

S&P 500                            37.58%   16.60%   12.58%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's returns to those of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.
If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
                VIP II: Asset ManStandard & PoFidelity C
       09/30/89            10000     10000.00     10000
       10/31/89   10020.02002002      9768.00     10057
       11/30/89 10060.0600600601      9967.27  10176.68
       12/31/89 10091.0931174089     10206.48  10276.41
       01/31/90 9868.42105263158      9521.63  10028.75
       02/28/90 9969.63562753036      9644.46  10092.93
       03/31/90 10050.6072874494      9900.03  10191.84
       04/30/90 9919.02834008097      9652.53  10098.08
       05/31/90 10425.1012145749     10593.65  10527.25
       06/30/90 10506.0728744939     10521.62  10592.52
       07/31/90 10485.8299595142     10487.95  10657.13
       08/31/90 10141.7004048583      9539.84  10327.82
       09/30/90 9929.14979757085      9075.25  10235.91
       10/31/90 9979.75708502024      9036.22  10309.61
       11/30/90 10465.5870445344      9619.96  10618.89
       12/31/90 10769.2307692308      9888.36  10793.04
       01/31/91 11284.5552884615     10319.49  10999.19
       02/28/91 11726.2620192308     11057.34  11274.17
       03/31/91 11915.5649038462     11324.93  11397.06
       04/30/91 12094.3509615385     11352.11  11472.28
       05/31/91 12367.7884615385     11842.52  11654.69
       06/30/91 12146.9350961538     11300.13  11503.18
       07/31/91 12451.9230769231     11826.72  11734.39
       08/31/91 12704.3269230769     12107.01  11943.26
       09/30/91 12777.9447115385     11904.82  12000.59
       10/31/91 12862.0793269231     12064.35   12107.4
       11/30/91 12651.7427884615     11578.15  12023.86
       12/31/91 13198.6177884615     12902.69  12616.63
       01/31/92 13366.8870192308     12662.70  12479.11
       02/29/92 13626.4747734306     12827.32  12558.98
       03/31/92 13593.2664677277     12577.19  12468.55
       04/30/92 13792.5163019452     12946.96  12621.92
       05/31/92 13936.4189599912     13010.40  12745.61
       06/30/92 13925.3495247569     12816.54  12750.71
       07/31/92 14157.8076646773     13340.74  13097.53
       08/31/92 14113.5299237401     13067.25  13047.76
       09/30/92 14202.0854056145     13221.45  13192.59
       10/31/92 14224.2242760831     13267.72  13139.82
       11/30/92 14534.1684626437     13720.15  13314.58
       12/31/92 14744.4877320955     13888.91  13478.35
       01/31/93 15010.1541777188     14005.57  13646.82
       02/28/93 15150.9206362925     14196.05  13836.52
       03/31/93 15579.8296367078     14495.59  13979.03
       04/30/93 15672.5667178787     14144.79  13893.76
       05/31/93  15939.185826245     14523.87  14042.42
       06/30/93 16066.6993128549     14565.99  14191.27
       07/31/93  16263.765610343     14507.73  14209.72
       08/31/93 16739.0431513438     15057.57  14559.28
       09/30/93 16750.6352864902     14941.63  14544.72
       10/31/93 17202.7285571982     15250.92  14694.53
       11/30/93 17179.5442869055     15106.04  14581.38
       12/31/93 17875.0723956871     15288.82     14682
       01/31/94 18443.0870178587     15808.64  14969.76
       02/28/94  17857.332330293     15380.23  14685.34
       03/31/94 17017.9890531879     14709.65  14306.46
       04/30/94 17030.1534485083     14897.93  14343.65
       05/31/94 17176.1261923527     15142.26  14439.75
       06/30/94 16847.6875187028     14771.27  14295.36
       07/31/94 17139.6330063916     15255.77  14596.99
       08/31/94 17541.0580519635     15881.26  14848.06
       09/30/94 17334.1532847956     15492.17  14629.79
       10/31/94 17419.3633079653     15840.74  14770.24
       11/30/94 17163.7332384563     15263.82  14556.07
       12/31/94 16786.3745644193     15490.18  14691.44
       01/31/95 16676.8188203441     15891.84  14966.17
       02/28/95  16946.968217498     16511.15  15340.32
       03/31/95 17170.7726400328     16998.39  15575.03
       04/30/95 17444.3113786865     17498.99  15855.38
       05/31/95 17668.1158012213     18198.43  16380.19
       06/30/95 17817.3187495779     18621.18  16599.69
       07/31/95 18451.4312800932     19238.66  16810.51
       08/31/95  18675.235702628     19286.95  16921.45
       09/30/95 18911.4737041925     20100.85  17286.96
       10/31/95 18662.8021235983     20029.09  17385.49
       11/30/95 19147.7117057571     20908.37  17813.18
       12/29/95 19632.6212879159     21311.07  18067.91




Let's say you invested $10,000 in Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By December 31, 1995, your investment would have grown to $19,633 - a 96.33% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $21,311 over the same period - a 113.11% increase.
You can also look at how the Fidelity Composite Index, a hypothetical combination of unmanaged indices, did over the same period. Reflecting the fund's neutral mix of 40% stocks, 40% bonds, and 20% short-term instruments, this index combines returns from the S&P 500 (113.11%), Lehman Brothers Treasury Bond Index (76.26%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (36.97%). With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $18,068 - an 80.68% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                          % OF FUND'S
                          INVESTMENTS

Chrysler Corp.            2.3

Northrop Grumman Corp.    1.6

Aluminum Co. of America   1.4

General Dynamics Corp.    1.3

General Motors Corp.      1.1

TOP FIVE FIXED-INCOME SECURITIES AS OF DECEMBER 31, 1995
(BY ISSUER, EXCLUDING REPURCHASE AGREEMENTS)   % OF FUND'S
                                               INVESTMENTS

U.S Treasury Obligations                       17.5

MBL International Finance Bermuda Trust        2.2

Brazil Federative Republic IDU                 1.1

Inco Ltd.                                      1.1

Chubb Corp. (The)                              1.0

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 12.0
Row: 1, Col: 2, Value: 30.0
Row: 1, Col: 3, Value: 28.0
Row: 1, Col: 4, Value: 30.0
Stock class  58%
Bond class  30%
Short-term class
and other  12%
FOREIGN INVESTMENTS  30.5%
*

  ASSET ALLOCATIONS IN THIS PIE CHART REFLECT THE CATEGORIZATION OF ASSETS
AS
DEFINED IN THE FUND'S PROSPECTUS.
   FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS
AND WILL DIFFER FROM THE PIE CHART.

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Andy
Offit, Portfolio Manager of Asset Manager Portfolio
Q. ANDY, HOW DID THE FUND PERFORM?
A. Quite well in absolute terms, reasonably well in relative terms, during a year in which the performance standard was unusually high. During 1995, Asset Manager produced a double-digit total return, in line with the average for all global funds that invest in stocks and bonds. Looking back, there was both good news and bad news. The good news had to do with asset allocation. When I took over the fund in early spring, only about 30% of the fund's assets were invested in stocks. I immediately set about increasing that allocation, nearly reaching Asset Manager's 60% cap on stocks by the end of May, and the fund profited as a result. The bad news had to do with country allocation. Asset Manager included both foreign and domestic stocks in its mix, and during 1995, foreign markets failed to keep pace.
Q. HOW WERE THE FUND'S ASSETS DISTRIBUTED AT THE END OF THE PERIOD?
A. About 58% stocks, 30% bonds and 12% cash equivalents. Foreign investments, mostly stocks, totaled about 31% of the fund's assets. Those numbers have not changed appreciably during the past six months. Compared to a year ago, however, the fund has significantly more stocks, fewer bonds and less cash. Also, the fund had an 18% stake in emerging markets one year ago, but only 8% at the end of the period.
Q. HOW DID YOU APPROACH INVESTING IN TECHNOLOGY STOCKS?
A. I certainly didn't ignore the sector. At one time, technology stocks totaled almost 10% of the fund's assets. I look for compelling situations where the potential for gain exceeds the potential for loss. When I find those companies, I like to make large commitments. That's evident in the declining number of individual securities in the fund-about 250 at the end of the period, down from over 500 six months ago. Using my bottom-up criteria, I saw opportunities in several technology stocks early in the year, and staked out big positions in companies such as IBM, Compaq, Intel and Microsoft. However, as the summer wore on, my outlook shifted. I began to see more room for technology stocks to fall if things went wrong than to continue rising if things went well. At that point I began taking profits and investing the proceeds elsewhere.
Q. WHERE ELSE DID YOU LOOK FOR VALUE IN U.S. STOCKS DURING 1995?
A. Several of the fund's best investments were defense stocks, including Northrop Grumman and General Dynamics. Both have achieved strong positions in a consolidating industry by generating cash and using that cash to pay down debt and make acquisitions. The fund also did well with energy stocks, including Kerr-McGee, an oil company, and two oil-service companies:
Reading & Bates and Tidewater. Unfortunately, several of the fund's larger positions, including Chrysler, were flat performers.
Q. WHERE WAS THE FUND'S FOREIGN EXPOSURE?
A. Mainly in Japan, about 18% of total assets. While results so far have been less than those achieved in the U.S., I see Japan as one of the larger turnaround opportunities in the world. With its market down 50% from its peak in 1989, the yen has started to weaken, consumer sentiment is improving and the economy is beginning to grow for the first time in five years. I began last spring investing in Japanese electronics companies, however, lately my focus has shifted to cyclical sectors that could benefit from an economic rebound, such as retail and steel companies.
Q. WHAT WAS YOUR BOND STRATEGY?
A. Earlier in the year, the fund had fairly large exposure to so-called junk bonds-those with credit ratings below Baa or BBB from one of the bond rating agencies. Most did quite well, but as the economy has slowed down, I've moved increasingly into U.S. Treasuries. As the difference between long-term and short-term interest rates has narrowed, I've concentrated on securities in the middle of the yield curve, with maturities between five and 15 years. They seem to offer the best balance between attractive yield and the potential for price gains going forward.
Q. WHAT'S THE OUTLOOK?
A. Promising. Moderate growth and benign inflation mean interest rates could head still lower in the months ahead, providing an attractive backdrop for both stocks and bonds. Another key in 1996 will be how well foreign stocks perform, especially the fund's 18% stake in Japan. I believe Japan, rather than Europe or the United States, has the greatest potential for gain in the months ahead.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1995, more than $3.3 billion
MANAGER: Andy Offit, since February 1995;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 52.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.2%
AEROSPACE & DEFENSE - 1.9%
Northrop Grumman Corp.   811,500 $ 52,029,722
Thiokol Corp.   317,900  10,768,863
  62,798,585
SHIP BUILDING & REPAIR - 1.3%
General Dynamics Corp.   703,800  41,612,175
TOTAL AEROSPACE & DEFENSE   104,410,760
BASIC INDUSTRIES - 5.3%
CHEMICALS & PLASTICS - 1.8%
Raychem Corp.   193,600  11,011,000
Sekisui Chemical Co. Ltd.   1,174,000  17,258,027
Synetic, Inc. (a)(m)  1,080,882  31,480,688
  59,749,715
IRON & STEEL - 1.0%
Bakrie & Brothers PT Ord. (For. Reg.)  2,812,000  5,103,787
Kobe Steel (a)  4,389,000  13,540,532
NKK Corp. (a)  4,363,000  11,730,309
Sumitomo Metal Industries Ltd. (a)  851,000  2,576,044
  32,950,672
METALS & MINING - 2.5%
Aluminum Co. of America  898,300  47,497,613
Falconbridge Ltd.   29,400  624,913
Falconbridge Ltd.
 1st installment receipt (h)  1,257,300  10,943,260
Inco Ltd.   372,100  12,306,969
Pechiney SA Class A  320,000  11,074,289
Tongkah Holdings BHD  181,000  307,964
  82,755,008
TOTAL BASIC INDUSTRIES   175,455,395
CONGLOMERATES - 1.9%
Figgie International Holdings,
 Inc. Class A (a)  161,300  1,673,488
ITT Industries, Inc.   353,300  8,479,200
Koor Industries Ltd. (a)  34,140  3,376,731
Koor Industries Ltd. sponsored ADR  550,900  11,155,725
United Technologies Corp.   390,200  37,020,225
  61,705,369
CONSTRUCTION & REAL ESTATE - 1.6%
BUILDING MATERIALS - 0.6%
Hume Industries BHD  56,000  269,082
Masco Corp.   541,900  17,002,113
Mulia Industrindo PT (For. Reg.)  302,000  851,914
Tostem Corp.   90,000  2,985,493
  21,108,602
CONSTRUCTION - 0.7%
Daito Trust Construction  215,600  2,543,830
Daiwa House Industry Co. Ltd.   555,000  9,124,758
Higashi Nihon House Co. Ltd.   98,000  1,611,219
Kaufman & Broad Home Corp.   249,600  3,712,800
Nichiei Construction Co. Ltd.  34,000  384,720
Obayashi Corp.   180,000  1,427,466
Taisei Corp.   809,000  5,390,725
  24,195,518
REAL ESTATE - 0.3%
Bandar Raya Development BHD  805,000  1,147,735
Ciputra Development PT (For. Reg.)  1,558,000  2,453,009
Country Heights Holdings BHD  1,357,000  2,661,623

 SHARES VALUE (NOTE 1)
Guoco Holdings, Inc. Class B  58,000 $ 8,955
Hysan Development Co. Ltd.   1,188,000  3,141,882
Pakuwon Jati PT (For. Reg.)  2,127,500  1,349,170
  10,762,374
TOTAL CONSTRUCTION & REAL ESTATE   56,066,494
DURABLES - 6.4%
AUTOS, TIRES, & ACCESSORIES - 3.7%
Chrysler Corp.   1,360,300  75,326,613
Federal-Mogul Corp.   200,000  3,925,000
General Motors Corp.   716,990  37,910,846
Honda Motor Co. Ltd.   340,000  7,003,869
  124,166,328
CONSUMER ELECTRONICS - 1.2%
Daiichi Corp. Ord.   358,600  8,462,128
Sony Corp.   515,600  30,866,190
  39,328,318
HOME FURNISHINGS - 0.2%
Polyvision Corp. (a)  1,515  3,125
Shimachu  162,000  5,185,880
  5,189,005
TEXTILES & APPAREL - 1.3%
APAC Centertex Corp. PT (For. Reg.)(a) 4,973,500 2,827,708 Andayani Megah PT 3,028,500 2,152,337
Aoki International Co. Ltd.   214,000  5,215,474
Benetton Group Spa  263,400  3,119,665
Bossa Ticaret Ve Sanayi
 Isletmeleri (a)(f)  4,460,300  325,823
Chiyoda Corp.   307,000  7,125,725
Christian Dior SA  22,500  2,421,278
Coteminas PN  7,197,900  2,406,829
Namyeung Vivien Corp. (a)  1,470  189,494
Onward Kashiyama & Co. Ltd.   424,000  6,888,975
Roda Vivatex PT (For. Reg.)  3,690,500  2,178,954
Tokyo Style Co. Ltd.   426,000  7,292,263
  42,144,525
TOTAL DURABLES   210,828,176
ENERGY - 2.6%
ENERGY SERVICES - 1.0%
Baker Hughes, Inc.   355,800  8,672,625
Hornbeck Offshore Services, Inc. (a) 194,300 3,813,138 Reading & Bates Corp. (a) 756,900 11,353,500
Transocean Drilling AS (a)  627,225  10,825,474
  34,664,737
OIL & GAS - 1.6%
Amerada Hess Corp.   245,700  13,022,100
British Petroleum PLC ADR  60,131  6,140,878
Kerr-McGee Corp.   323,200  20,523,200
Texaco, Inc.   100,000  7,850,000
Total SA Class B  68,008  4,580,993
  52,117,171
TOTAL ENERGY   86,781,908
FINANCE - 4.6%
BANKS - 1.5%
Cho Hung Bank Co. Ltd.   68,002  855,684
First International Bank of Israel:
 #1  270  31,538
 #5  19,815  2,394,764
Fleet Financial Group, Inc.   414,091  16,874,208
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
BANKS - CONTINUED
Fuji Bank  378,000 $ 8,335,010
HSBC Holdings PLC  155,046  2,345,992
Hong Leong Bank BHD  1,557,000  4,292,635
Hong Leong Bank BHD (rights)(a)  233,550  46,912
Kookmin Bank (a)  12,970  256,300
Mitsubishi Trust & Banking Corp.   84,000  1,397,292
Mitsui Trust and Banking  317,000  3,464,313
Sakura Bank Ltd.   407,000  5,156,383
Sumitomo Trust & Banking Co. Ltd.   236,000  3,332,302
  48,783,333
CLOSED END INVESTMENT COMPANY - 0.2%
First NIS Regional Fund, Inc. (a)(h) 200,000 1,100,000 R.O.C. Taiwan Fund (SBI) 516,000 5,418,000
  6,518,000
CREDIT & OTHER FINANCE - 0.8%
Acom Co. Ltd.   383,000  16,001,548
American Express Co.   66,691  2,759,340
Benpress Holdings Corp. GDR (a)  492,300  2,338,425
Hong Leong Credit BHD  779,000  3,865,853
  24,965,166
FEDERAL SPONSORED CREDIT - 0.6%
Federal National Mortgage Association 98,600 12,238,725 Student Loan Marketing Association 98,400 6,482,100
  18,720,825
INSURANCE - 0.7%
Allstate Corp.   95,000  3,906,875
ITT Hartford Group, Inc.   353,300  17,090,888
Malaysian Assurance Alliance BHD  629,000  2,848,956
  23,846,719
SECURITIES INDUSTRY - 0.8%
Daiwa Securities Co. Ltd.   713,000  10,894,971
Nomura Securities Co. Ltd.   768,000  16,711,799
  27,606,770
TOTAL FINANCE   150,440,813
HEALTH - 3.6%
DRUGS & PHARMACEUTICALS - 2.5%
Barr Laboratories, Inc. (a)(m)  761,200  22,645,700
Genentech, Inc. (a)  634,400  33,623,200
IVAX Corp.   864,800  24,646,800
Kalbe Farma (For. Reg.)  331,000  1,121,912
  82,037,612
MEDICAL EQUIPMENT & SUPPLIES - 1.1%
Bausch & Lomb, Inc.   275,900  10,932,538
Benson Eyecare Corp. (a)  57,125  514,125
U.S. Surgical Corp.   1,105,500  23,630,063
  35,076,726
TOTAL HEALTH   117,114,338
HOLDING COMPANIES - 0.3%
Berjaya Group BHD  4,625,000  2,987,397
Israel Corp. #1 (a)  12,810  898,208
Malaysian Plantations BHD  233,000  252,363
Perdigao SA Comercio
 e Industria PDG (a)  4,124,176  10,608
Transmarco Ltd.   740,000  6,801,951
  10,950,527

 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.9%
ELECTRICAL EQUIPMENT - 2.2%
General Electric Co.   314,100 $ 22,615,200
Mitsubishi Electric Co. Ord.   3,103,000  22,297,186
Murata Manufacturing Co. Ltd.   10,000  367,505
Omron Corp.   1,221,000  28,104,256
  73,384,147
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Komatsu Ltd. Ord.   239,000  1,964,700
NSK Ltd.   1,207,000  8,754,836
Nippon Thompson Co. Ltd.   327,000  2,877,853
Van Der Horst Ltd.   2,022,000  10,222,230
  23,819,619
POLLUTION CONTROL - 2.0%
Browning-Ferris Industries, Inc.   1,207,100  35,609,450
WMX Technologies, Inc.   1,029,300  30,750,338
  66,359,788
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   163,563,554
MEDIA & LEISURE - 3.8%
ENTERTAINMENT - 0.1%
Multi-Purpose Holdings BHD  1,192,000  1,746,451
LEISURE DURABLES & TOYS - 1.1%
Namco Ltd.   350,200  11,650,754
Nintendo Co. Ltd. Ord.   308,000  23,382,979
  35,033,733
LODGING & GAMING - 2.1%
Bally Gaming International,
 Inc. (warrants)(a)  38,400  206,400
Circus Circus Enterprises, Inc.   216,000  6,021,000
Fitzgeralds South, Inc.
 (warrants) (a)(f)  420  -
ITT Corp.   353,300  18,724,900
Mirage Resorts, Inc. (a)  699,300  24,125,850
Sun International Hotels Ltd. Class B (a)  1,074  35,442
WMS Industries, Inc. (a)(m)  1,301,800  21,316,975
  70,430,567
PUBLISHING - 0.2%
Times Mirror Co. Class A  200,000  6,775,000
RESTAURANTS - 0.3%
Denny's Japan Co. Ltd.   170,000  5,672,147
Yoshinoya D&C Co. Ltd. Ord.   193  3,359,768
  9,031,915
TOTAL MEDIA & LEISURE   123,017,666
NONDURABLES - 2.1%
BEVERAGES - 0.3%
Brahma (Cia Cervejaria) PN
 Class B (Pfd. Reg.)  14,855,200  6,113,718
Chosun Brewery Co. Ltd.   8,000  295,972
Panamerican Beverages, Inc. Class A  70,000  2,240,000
  8,649,690
FOODS - 0.1%
Osem Investment Ltd.  157,802  937,671
Weston George Ltd.   37,200  1,370,103
  2,307,774
HOUSEHOLD PRODUCTS - 0.6%
Maybelline, Inc.   411,500  14,916,875
Metro Pacific, Inc. Class B  26,668,000  4,930,988
  19,847,863
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
TOBACCO - 1.1%
Philip Morris Companies, Inc.   268,700 $ 24,317,350
RJR Nabisco Holdings Corp.   388,400  11,991,850
Souza Cruz Industria Comerico  22,000  124,039
  36,433,239
TOTAL NONDURABLES   67,238,566
PRECIOUS METALS - 0.0%
Agnico Eagle Mines Ltd.   83,100  1,043,052
RETAIL & WHOLESALE - 7.2%
APPAREL STORES - 1.0%
Ross Stores, Inc.   900,000  17,212,500
Shimamura Corp.   127,300  4,912,253
TJX Companies, Inc.   180,900  3,414,488
Talbots, Inc.   211,800  6,089,250
  31,628,491
GENERAL MERCHANDISE STORES - 4.0%
Aoyama Trading Co. Ord.   637,300  20,339,362
Carrefour  6,100  3,693,692
Hankyu Department Stores, Inc.   1,326,000  19,620,697
Hanshin Department Store Ltd.   138,000  1,061,025
Isetan Co. Ltd.   186,000  3,058,027
Ito-Yokado Co. Ltd.   323,000  19,867,312
Jusco Co. Ltd.   536,000  13,944,294
Lojas Americanas  28,247,300  662,625
Matahari Putra Prima PT (For. Reg.)  6,956,000  12,244,882
Matsuzakaya Co., Ltd.   722,000  9,147,195
Mitsukoshi Ltd.   742,000  6,960,735
Takashimaya Co. Ltd.   1,110,000  17,712,766
Tokyu Department Stores Co., Ltd.   721,000  4,762,505
  133,075,117
GROCERY STORES - 0.3%
Heiwado Co. Ltd.   154,000  3,157,447
Izumi Co. Ord.   231,000  5,093,617
Loblaw Companies Ltd.   35,500  803,359
  9,054,423
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Amway Japan Ltd.   552,500  23,296,906
Home Depot, Inc. (The)  282,500  13,524,688
Modern Photo Film PT  99,000  573,694
Tsutsumi Jewelry Co. Ltd.   36,100  1,805,000
Uny Co. Ltd.   933,000  17,505,029
  56,705,317
TRADING COMPANIES - 0.2%
Bimantara Citra (For. Reg.) (a)  9,313,500  7,739,193
TOTAL RETAIL & WHOLESALE   238,202,541
SERVICES - 0.1%
ADVERTISING - 0.1%
WPP Group PLC  1,303,200  3,314,337
SERVICES - 0.0%
Christies International PLC  335,200  1,086,406
Sotheby's Holdings, Inc. Class A  34,800  495,900
  1,582,306
TOTAL SERVICES   4,896,643

 SHARES VALUE (NOTE 1)
TECHNOLOGY - 3.2%
COMPUTERS & OFFICE EQUIPMENT - 1.3%
Canon, Inc.   157,000 $ 2,839,362
Compaq Computer Corp.  (a)  359,800  17,270,400
Pitney Bowes, Inc.   510,200  23,979,400
  44,089,162
ELECTRONICS - 0.7%
Hitachi Ltd.   1,788,000  17,983,753
Nitto Denko Corp.   366,000  5,663,443
Samsung Electronics Co. Ltd.
 GDR representing shares (a)(f)  12  1,148
  23,648,344
PHOTOGRAPHIC EQUIPMENT - 1.2%
Fuji Photo Film Co. Ltd.   1,178,000  33,950,097
Konica Corp.   646,000  4,673,192
  38,623,289
TOTAL TECHNOLOGY   106,360,795
TRANSPORTATION - 0.4%
AIR TRANSPORTATION - 0.1%
Nippon Express  417,000  4,008,685
SHIPPING - 0.2%
Seacor Holdings, Inc. (a)  200,000  5,400,000
Sembawang Maritime Ltd.   801,000  2,548,611
  7,948,611
TRUCKING & FREIGHT - 0.1%
Fukuyama Transporting Co. Ltd.   408,000  3,827,466
TOTAL TRANSPORTATION   15,784,762
UTILITIES - 1.2%
CELLULAR - 0.0%
Korea Mobile Telecommunications Corp.  800  860,954
Netas SA Ord.  492,300  142,609
  1,003,563
ELECTRIC UTILITY - 0.1%
Aboitiz Equity Ventures, Inc. (a)  9,791,000  1,866,374
Korea Electric Power Corp.   47,355  2,032,453
Mosenergo AO sponsored
 ADR (a)(f)  89,600  705,600
  4,604,427
TELEPHONE SERVICES - 1.1%
Bell Atlantic Corp.   206,900  13,836,438
Telebras PN:
 (Pfd. Reg.)  58,793,000  2,830,918
 sponsored ADR  177,600  8,413,800
Telecomunicacoes de Minas Gerais
 SA (Telemig)  1,269,000  65,281
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  207,800  6,623,625
Telepar PN  5,462,000  1,736,466
Telesp PN (Pfd. Reg.)  19,563,700  2,878,347
  36,384,875
TOTAL UTILITIES   41,992,865
TOTAL COMMON STOCKS
 (Cost $1,564,808,795)   1,735,854,224
PREFERRED STOCKS - 0.9%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.9%
HEALTH - 0.9%
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
U.S. Surgical Corp. $2.20 (f)  1,159,800 $ 29,284,950
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp.
 exchangeable pay-in-kind $3.52  20,000  545,000
TECHNOLOGY - 0.0%
ELECTRONICS - 0.0%
Alpine Group, Inc. 8% cumulative  1,018  45,810
TOTAL CONVERTIBLE PREFERRED STOCKS   29,875,760
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  178,000  515,337
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B,
 exchangeable $14.875  5,100  504,900
TOTAL NONCONVERTIBLE PREFERRED STOCKS   1,020,237
TOTAL PREFERRED STOCKS
 (Cost $31,201,505)   30,895,997
CORPORATE BONDS - 10.4%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (C) AMOUNT (B)
CONVERTIBLE BONDS - 8.3%
BASIC INDUSTRIES - 1.8%
CHEMICALS & PLASTICS - 0.7%
Valhi, Inc. liquid yield option
notes 0%, 10/20/07 B1 $ 55,465,000  21,631,350
METALS & MINING - 1.1%
Inco Ltd. 5 3/4%, 7/1/04 Baa2  27,870,000  36,788,400
TOTAL BASIC INDUSTRIES   58,419,750
FINANCE - 4.1%
BANKS - 0.2%
Banco De Galicia Y Buenos Aire
7%, 8/01/02 B1  2,360,000  2,171,200
Bangkok Bank PCL euro
3 1/4%, 3/3/04 (f) -  4,185,000  4,436,100
   6,607,300
CREDIT & OTHER FINANCE - 2.5%
AC International Finance
3%, 6/8/00 -  5,140,000  5,808,200
Cre Fin (Caymen Islands) Ltd.
3%, 11/24/05 (f) -  5,000,000  5,487,500
MBL International Finance Bermuda
Trust 3%, 11/30/02 Aa3  61,860,000  71,448,300
   82,744,000

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (B) (NOTE 1)
INSURANCE - 1.4%
Chubb Corp. (The) 6%,
5/15/98 Aa3 $ 29,180,000 $ 32,681,600
Fremont General Corp. liquid
yield option notes
0%, 10/12/13 Ba2  8,410,000  4,162,950
Mutual Risk Management Ltd.
exchangeable 0%,
10/30/15 (f) -  20,000,000  8,150,000
   44,994,550
TOTAL FINANCE   134,345,850
HEALTH - 0.1%
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Phoenix Shannon PLC 9 1/2%,
11/1/00 (f) -  3,310,000  3,310,000
MEDIA & LEISURE - 0.8%
BROADCASTING - 0.6%
Time Warner, Inc. liquid yield
option notes 0%, 12/17/12 Ba1  56,280,000  19,768,350
LEISURE DURABLES & TOYS - 0.2%
Hasbro Corp. 6%, 11/15/98 A3  4,720,000  5,168,400
TOTAL MEDIA & LEISURE   24,936,750
RETAIL & WHOLESALE - 0.7%
DRUG STORES - 0.5%
Rite Aid Corp. liquid yield option
notes 0%, 7/24/06 Baa1  30,020,000  16,773,675
GENERAL MERCHANDISE STORES - 0.2%
General Host Corp.
8%, 2/15/02 B3  7,550,000  6,040,000
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Pier 1 Imports, Inc. exchangeable
8 1/2%, 12/1/00 (e) -  1,000,000  835,000
TOTAL RETAIL & WHOLESALE   23,648,675
SERVICES - 0.0%
ADT Operations, Inc. liquid
yield option notes
0%, 7/6/10 Ba3  896,000  427,840
TECHNOLOGY - 0.1%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Unisys Corp. 8 1/4%, 8/1/00  B2  350,000  309,313
ELECTRONICS - 0.1%
United Microelectronics Corp.
euro 1 1/4%, 6/8/04 -  1,718,000  2,147,500
TOTAL TECHNOLOGY   2,456,813
UTILITIES - 0.7%
TELEPHONE SERVICES - 0.7%
US West, Inc. liquid yield option
notes 0%, 6/25/11 A3  67,770,000  24,227,775
TOTAL CONVERTIBLE BONDS   271,773,453
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (B) (NOTE 1)
NONCONVERTIBLE BONDS - 2.1%
CONSTRUCTION & REAL ESTATE - 0.6%
CONSTRUCTION - 0.0%
U.S. Home Corp.
9 3/4%, 6/15/03 Ba3 $ 1,090,000 $ 1,115,888
REAL ESTATE - 0.6%
Henderson Capital International
Ltd. euro 4%, 10/27/96 -  18,770,000  19,145,400
TOTAL CONSTRUCTION & REAL ESTATE   20,261,288
DURABLES - 0.2%
TEXTILES & APPAREL - 0.2%
Alpargatas SA Industrial y Comercial:
 euro 10 1/2%, 10/21/96 -  2,820,000  2,495,700
 9%, 11/26/96 -  4,230,000  3,807,000
Hat Brands, Inc., Series B,
12 5/8%, 9/15/02 -  380,000  399,000
   6,701,700
ENERGY - 0.1%
ENERGY SERVICES - 0.1%
Global Marine, Inc.
12 3/4%, 12/15/99 B1  2,480,000  2,740,400
INDEPENDENT POWER - 0.0%
Consolidated Hydro, Inc.,
Series B, 0%, 7/15/03 (d) -  1,700,000  680,000
TOTAL ENERGY   3,420,400
FINANCE - 0.0%
BANKS - 0.0%
Signet Banking Corp.
9 5/8%, 6/1/99 Baa2  790,000  872,381
MEDIA & LEISURE - 1.1%
BROADCASTING - 0.9%
Chancellor Broadcasting
12 1/2%, 10/1/04 B3  610,000  652,700
Viacom, Inc. 8%, 7/7/06 B1  29,010,000  29,517,675
   30,170,375
LODGING & GAMING - 0.1%
Ballys Grand, Inc. 1st mtg.
10 3/8%, 12/15/03 B1  1,920,000  1,958,400
RESTAURANTS - 0.1%
Host Marriott Travel Plazas, Inc.,
Series B, 9 1/2%, 5/15/05 B1  3,380,000  3,341,975
TOTAL MEDIA & LEISURE   35,470,750
NONDURABLES - 0.0%
BEVERAGES - 0.0%
Dr. Pepper/Seven-Up Companies,
Inc. 0%, 11/1/02 (d) Baa1  870,000  809,100

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (B) (NOTE 1)
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Apparel Retailers, Inc.
0%, 8/15/05 (d) Caa $ 1,410,000 $ 817,800
Lamonts Apparel, Inc.
10 1/4%, 11/1/99 (f)(l) -  2,816,000  704,000
   1,521,800
TECHNOLOGY - 0.0%
COMPUTERS & OFFICE EQUIPMENT - 0.0%
Unisys Corp.
9 3/4%, 9/15/96 Ba3  695,000  677,625
TRANSPORTATION - 0.1%
TRUCKING & FREIGHT - 0.1%
MC-Cuernavaca Trust
9 1/4%, 7/25/01 (f) BBB  4,308,191  2,951,111
TOTAL NONCONVERTIBLE BONDS   72,686,155
TOTAL CORPORATE BONDS
 (Cost $331,361,222)   344,459,608
U.S. TREASURY OBLIGATIONS - 22.2%
7 3/4%, 12/31/99 Aaa  64,935,000  70,464,865
5 1/2%, 12/31/00 Aaa  30,000,000  30,154,800
6 1/4%, 2/15/03 Aaa  91,695,000  95,663,560
11 7/8%, 11/15/03 (g) Aaa  51,950,000  72,575,709
12 3/8%, 5/15/04 Aaa  8,510,000  12,320,863
6 1/2%, 8/15/05 Aaa  57,100,000  60,829,201
5 7/8%, 11/15/05 Aaa  29,500,000  30,163,750
11 3/4%, 2/15/10 Aaa  70,770,000  100,913,774
12 3/4%, 11/15/10 Aaa  22,010,000  33,523,871
13 7/8%, 5/15/11 Aaa  31,340,000  51,010,864
14%, 11/15/11 Aaa  7,730,000  12,820,901
6 7/8%, 8/15/25 Aaa  8,750,000  9,868,338
U.S. Treasury Bills, yield at date of
purchase 5.2187%, 3/21/96   158,000,000  156,214,114
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $719,506,492)   736,524,610
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 0.0%
Government National Mortgage
Association 8 1/2%, 12/15/16
(cost $152,538) Aaa  142,893  151,198
COMMERCIAL MORTGAGE SECURITIES - 0.0%
CS First Boston Mortgage Securities
Corp. commercial Series 1994-CFB1
Class E, 6.4255%, 1/25/28 (i)
(cost $3,232) Ba2  3,993  3,209
FOREIGN GOVERNMENT OBLIGATIONS (K) - 1.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (B) (NOTE 1)
Argentina Republic Brady FRB euro
6.8125%, 3/31/05 (i) B2 $ 8,940,000 $ 6,369,750
Brazil Federative Republic IDU euro
6 3/8%, 1/1/01 (i) B1  43,415,000  37,282,608
New Zealand Government
8%, 4/15/04 Aaa NZD 10,500,000  7,161,612
Siderurgica Brasileiras inflation
indexed 6%, 8/15/99 (j) - BRL 18,482,700  2,669,804
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $50,413,473)   53,483,774
REPURCHASE AGREEMENTS - 11.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 386,677,752  386,424,000
PURCHASED OPTIONS - 0.8%
  EXPIRATION DATE/ UNDERLYING FACE
  STRIKE PRICE AMOUNT AT VALUE
269,266 Merrill Lynch Capital
 Markets PLC OTC Put Option
 on S&P 500 Apr. 96/577.44 $ 165,849,007  1,190,156
260,000,000 J. Aron and Co.
 OTC Put Option on
 Japanese Yen Feb. 96/94.03  236,187,808  21,814,000
70,000,000 Swiss Bank Corp.
 OTC Put Option on
 Japanese Yen Mar. 96/97.56  65,976,234  3,773,000
TOTAL PURCHASED OPTIONS
(Cost $23,525,293)   26,777,156
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,107,396,550) $  3,314,573,776
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
1,586 Nikkei 225 Index
Futures Contracts Mar. 1996 $ 159,075,800 $ 8,457,295
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 4.8%
CURRENCY ABBREVIATIONS
BRL - Brazilian real
CAD - Canadian dollar
NZD - New Zealand dollar
LEGEND
(a) Non-income producing
(b) Principal amount is stated in United States dollars unless otherwise noted.
(c) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
SECURITY DATE COST
Pier 1 Imports, Inc.
 exchangeable 8 1/2%,
 12/1/00  2/14/95 $ 1,020,000
(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,356,232 or 1.7% of net assets.
(g) Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $12,852,676.
(h) Purchased on an installment basis. Market value reflects only those payments made through December 31, 1995. The remaining installments for Falconbridge Ltd., aggregating CAD 23,888,700, are due July 31, 1996 and January 31, 1997. The remaining installment for First NIS Regional Fund, Inc., amounting to $600,000, is due March 1996.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Principal amount shown is original face amount and does not reflect the inflation adjustments.
(k) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(l) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(m) A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. A summary of the transactions during the period in which the issuers were affiliates is as follows:
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Barr Laboratories, Inc.   $ - $ - $ - $22,645,700
Daehan Korean Blue-Chip
 Investment Trust    -  5,027,875  -  -
IVF America, Inc.    131,250  406,875  -  -
Synetic, Inc.    -  -  -  31,480,688
WMS Industries, Inc.    312,588  -  -  21,316,975
   $ 443,838  $5,434,750  - $ 75,443,363

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $6,964,009,493 and $7,132,057,926, respectively, of which U.S. government and government agency obligations aggregated $1,807,998,151 and $1,999,754,181, respectively.
The market value of futures contracts opened and closed during the period amounted to $499,261,361 and $557,177,398, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,011,688 for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 21.8% AAA, AA, A 21.8%
Baa 1.7% BBB 2.3%
Ba 0.8% BB 1.5%
B 3.4% B 0.8%
Caa 0.0% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government.The percentage not rated by either S&P or Moody's amounted to 1.8%.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   69.5%
Japan   17.5
Bermuda   2.2
Brazil   2.1
Canada   1.8
Indonesia   1.2
Others (individually less than 1%)   5.7
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $3,110,871,403. Net unrealized appreciation aggregated $203,702,373, of which $237,164,017 related to appreciated investment securities and $33,461,644 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

ASSETS

Investment in                             $ 3,314,573,776
securities, at
value (including
repurchase
agreements of
$386,424,000)
(cost
$3,107,396,550)
- See
accompanying
schedule

Receivable for                             57,608,395
investments
sold

Receivable for                             2,570,742
fund shares sold

Dividends                                  3,860,516
receivable

Interest receivable                        17,483,191

Receivable for                             713,700
daily variation
on futures
contracts

Other receivables                          69,447

 TOTAL ASSETS                              3,396,879,767

LIABILITIES

Payable to                  $ 2,493,280
custodian bank

Payable for                  58,215,626
investments
purchased

Payable for fund             944,615
shares
redeemed

Accrued                      1,954,094
management
fee

Other payables               427,843
and accrued
expenses

 TOTAL LIABILITIES                         64,035,458

NET ASSETS                                $ 3,332,844,309

Net Assets
consist of:

Paid in capital                           $ 2,914,158,302

Undistributed net                          105,158,635
investment
income

Accumulated                                97,895,425
undistributed
net realized gain
(loss) on
investments and
foreign
currency
transactions

Net unrealized                             215,631,947
appreciation
(depreciation)
on investments
and assets and
liabilities in
foreign
currencies

NET ASSETS, for                           $ 3,332,844,309
211,045,847
shares
outstanding

NET ASSET VALUE,                           $15.79
offering price
and redemption
price per
share
($3,332,844,309
(divided by) 211,045,847
shares)

STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                 $ 34,063,952
Dividends

Interest                                                                           106,493,577

 TOTAL INCOME                                                                      140,557,529

EXPENSES

Management fee                                                     $ 23,174,840

Transfer agent fees                                                 1,545,902

Accounting fees and expenses                                        758,063

Non-interested trustees' compensation                               21,188

Custodian fees and expenses                                         593,323

Audit                                                               266,026

Legal                                                               8,687

Interest                                                            1,636

 Total expenses before reductions                                   26,369,665

 Expense reductions                                                 (588,729       25,780,936
                                                                   )

NET INVESTMENT INCOME                                                              114,776,593

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized gain of $4,664,757       114,027,551
on sales of investments in
affiliated issues)

 Foreign currency transactions                                      7,982,127

 Futures contracts                                                  (13,257,156    108,752,522
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              271,006,736

 Assets and liabilities in foreign currencies                       2,779,825

 Futures contracts                                                  10,958,183     284,744,744

NET GAIN (LOSS)                                                                    393,497,266

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 508,273,859


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994


Operations                                     $ 114,776,593     $ 124,688,325
Net investment income

 Net realized gain (loss)                       108,752,522       (68,906,291)

 Change in net unrealized appreciation          284,744,744       (250,445,476)
(depreciation)

 NET INCREASE (DECREASE) IN NET ASSETS          508,273,859       (194,663,442)
RESULTING FROM OPERATIONS

Distributions to shareholders                   (67,894,650)      (50,526,762)
From net investment income

 From net realized gain                         -                 (79,199,683)

 TOTAL DISTRIBUTIONS                            (67,894,650)      (129,726,445)

Share transactions                              239,926,948       1,290,034,795
Net proceeds from sales of shares

 Reinvestment of distributions                  67,894,650        129,726,445

 Cost of shares redeemed                        (705,883,879)     (227,536,355)

 NET INCREASE (DECREASE) IN NET ASSETS          (398,062,281)     1,192,224,885
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS       42,316,928        867,834,998

NET ASSETS

 Beginning of period                            3,290,527,381     2,422,692,383

 End of period (including undistributed net    $ 3,332,844,309   $ 3,290,527,381
investment income of $105,158,635 and
$117,158,735, respectively)

OTHER INFORMATION
Shares

 Sold                                           16,731,500        88,946,611

 Issued in reinvestment of distributions        5,014,376         8,660,857

 Redeemed                                       (49,259,550)      (16,144,437)

 Net increase (decrease)                        (27,513,674)      81,463,031



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 C   1992   1991



Net asset value, beginning of period             $ 13.79       $ 15.42       $ 13.32       $ 12.55     $ 10.24

Income from Investment Operations

 Net investment income                            .30           .45           .33           .32         .35

 Net realized and unrealized gain (loss)          1.99          (1.33)        2.39          1.09        1.96

 Total from investment operations                 2.29          (.88)         2.72          1.41        2.31

Less Distributions                                (.29)         (.29)         (.33)         (.31)       -
From net investment income

 In excess of net investment income               -             -             (.04)         -           -

 From net realized gain                           -             (.46)         (.25)         (.33)       -

 Total distributions                              (.29)         (.75)         (.62)         (.64)       -

Net asset value, end of period                   $ 15.79       $ 13.79       $ 15.42       $ 13.32     $ 12.55

TOTAL RETURN  A, B                                16.96%        (6.09)%       21.23%        11.71%      22.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 3,332,844   $ 3,290,527   $ 2,422,692   $ 731,724   $ 193,518

Ratio of expenses to average net assets           .81%          .81%          .88%          .91%        1.08%

Ratio of expenses to average net assets after     .79% D        .80%          .88%          .91%        1.08%
expense reductions                                             D

Ratio of net investment income to average net     3.54%         4.07%         3.64%         4.89%       5.89%
assets

Portfolio turnover rate                           256%          85%           113%          92%         110%





A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES
WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF
NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF
CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR HAS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A
PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).


VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1995    PAST 1   LIFE OF
                                   YEAR     FUND

INDEX 500                          37.19%   15.44%

S&P 500                            37.58%   15.79%

AVERAGE ANNUAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's returns to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.
If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
                VIP II:  IndStandard
       08/27/92       10000 10000.00
       08/31/92       10014 10018.36
       09/30/92       10130 10136.58
       10/31/92       10152 10172.06
       11/30/92       10498 10518.92
       12/31/92  10630.6733 10648.31
       01/31/93 10707.47284 10737.75
       02/28/93 10856.69959 10883.79
       03/31/93 11095.84287 11113.43
       04/30/93 10822.24675 10844.49
       05/31/93 11103.94942 11135.12
       06/30/93 11132.32236 11167.41
       07/31/93 11081.65641 11122.74
       08/31/93 11501.17047 11544.30
       09/30/93 11407.94512 11455.40
       10/31/93 11641.00849 11692.53
       11/30/93 11527.51676 11581.45
       12/31/93 11666.05748 11721.59
       01/31/94 12059.53054 12120.12
       02/28/94 11732.95337 11791.67
       03/31/94 11223.46308 11277.55
       04/30/94 11357.64982 11421.90
       05/31/94 11533.76992 11609.22
       06/30/94 11252.81643 11324.80
       07/31/94 11623.92664 11696.25
       08/31/94 12087.29024 12175.80
       09/30/94 11793.75674 11877.49
       10/31/94 12055.84022 12144.73
       11/30/94 11617.63664 11702.42
       12/31/94 11787.46674 11875.97
       01/31/95 12099.87025 12183.91
       02/28/95 12563.63609 12658.72
       03/31/95 12931.01885 13032.28
       04/30/95 13311.21729 13416.08
       05/31/95 13834.52413 13952.32
       06/30/95 14148.50823 14276.43
       07/31/95 14620.55237 14749.84
       08/31/95 14656.86345 14786.86
       09/30/95 15269.88004 15410.86
       10/31/95 15218.61733 15355.85
       11/30/95 15880.76068 16029.97
       12/29/95 16171.24937 16338.71

Let's say you invested $10,000 in Index 500 Portfolio on August 27, 1992, when the fund started. By December 31, 1995, your investment would have grown to $16,171 - a 61.71% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $16,339 over the same period - a 63.39% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

General Electric Co.                    2.4

AT&T Corp.                              2.0

Exxon Corp.                             2.0

Coca-Cola Co. (The)                     1.8

Merck & Co., Inc.                       1.6

Philip Morris Companies, Inc.           1.5

Royal Dutch Petroleum Co.               1.5

Procter & Gamble Co.                    1.1

Johnson & Johnson                       1.1

International Business Machines Corp.   1.0

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Utilities                          11.8

Finance                            11.8

Nondurables                        10.4

Health                             9.8

Technology                         9.6

Energy                             8.2

Basic Industries                   6.1

Industrial Machinery & Equipment   4.8

Media & Leisure                    4.2

Retail & Wholesale                 4.2

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Jennifer Farrelly,
Portfolio Manager of
Index 500 Portfolio
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. For the 12-month period ended December 31, 1995, the fund performed in line with the 37.58% return of the Standard & Poor's Composite Index of 500 Stocks. Of course, the fund's total return is slightly lower than the index due to management expenses.
Q. PEOPLE HAVE HEARD AND READ SO MANY DIFFERENT OPINIONS ON WHY THE U.S. STOCK MARKET PERFORMED SO WELL. IN YOUR OPINION, WHAT WERE THE MOST IMPORTANT FACTORS IN THE 1995 RALLY?
A. Falling interest rates and growing corporate profits played a big part in this year's rally. The Federal Reserve Board eased short-term interest rates twice - in July and December. These actions were a confirmation that the economy was growing at a slow but steady pace with relatively low inflation. Lower interest rates were important to the equity market because they indicated corporate borrowing costs would be less of a burden on profits.
Q. WAS THERE ANYTHING ELSE THAT ADDED TO THE BULLISH SENTIMENT IN THE
MARKET?
A. The flurry of initial public offerings - particularly the eye-popping leaps in the prices of technology-related issues - helped to confirm the market's strong demand for equities. It was also a record year for mergers and acquisitions, as more than $400 billion in deals were announced. I should point out that much of this year's M&A activity involved S&P 500 companies. These included Walt Disney's agreement to purchase Capital Cities/ABC, Westinghouse's decision to buy CBS, the proposed merger of money-center banks Chase and Chemical, regional bank Fleet Financial's acquisition of rival Shawmut, the announced merger of Bank of Boston with cross-town retail specialist BayBanks, and Kimberly Clark's agreement to buy rival Scott Paper.
Q. CORPORATE SPIN-OFFS HAD A BIG IMPACT ON THE S&P 500 AS WELL. . .
A. They certainly did. Like M&A activity, it was also a record year for corporate spin-offs and restructuring. AT&T broke off into three units during 1995, while ITT Corp. and Minnesota Mining & Manufacturing made similar announcements. Additionally, in a long anticipated move, General Motors announced it would spin off its computer subsidiary, Electronic Data Systems.
Q. AS YOU NOTED AT THE END OF JUNE, HIGH-TECH COMPANY STOCKS HAVE HAD A BANNER YEAR. IT CERTAINLY APPEARS, THOUGH, THAT THEY BEGAN TO LOSE SOME OF THEIR LUSTER IN THE FOURTH QUARTER. . .
A. Stocks of large semiconductor firms held the spotlight for most of the year and really seemed to drive the performance of other technology-related stocks. Beginning in the second quarter, some semiconductor and software firms began reporting earnings below analysts' estimates. Additionally, in the fourth quarter, some semiconductor companies showed continued weakness in earnings. I should point out, however, that many software and personal computer stocks were able to perform well despite weakness in the technology sector.
Q. ASIDE FROM TECHNOLOGY, WHAT WERE SOME OTHER SECTORS THAT PERFORMED WELL?
A. Demand was high for consumer nondurables - or less economically sensitive stocks. This benefited health care stocks and pharmaceutical companies. Following the trend toward consumer nondurables was a resurgence in biotechnology and medical device companies. These stocks were also helped by a large number of approvals from the Food and Drug Administration. Additionally, the financial sector - particularly money-center banks - was the beneficiary of the increased loan activity and investing that goes along with lower interest rates.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Cyclical - or economically sensitive - stocks underperformed as the economy slowed this year. These stocks generally do well in the first stages of a recovery. One widely publicized underperforming sector has also been the retail sector. The combination of several high-profile bankruptcies, intense competition and a slow Christmas season hurt retail stocks.
Q. WHAT'S YOUR OUTLOOK?
A. History has shown that the stock market generally has not been able to sustain this level of growth for two years in a row. That said, however, should the economy continue to grow at a sustainable pace and corporate earnings remain fairly strong, the equity markets should show some positive returns.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high total return with reduced risk over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1995, more than $3.3 billion
MANAGER: Andy Offit, since February 1995;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
AEROSPACE & DEFENSE - 1.3%
Boeing Co.   16,500 $ 1,293,129
Lockheed Martin Corp.   9,693  765,747
McDonnell Douglas Corp.   5,500  506,000
Northrop Grumman Corp.   2,300  147,200
Rockwell International Corp.   10,500  555,188
  3,267,264
DEFENSE ELECTRONICS - 0.3%
Loral Corp.   8,300  293,613
Raytheon Co.   11,800  557,550
  851,163
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   3,100  183,288
TOTAL AEROSPACE & DEFENSE   4,301,715
BASIC INDUSTRIES - 6.1%
CHEMICALS & PLASTICS - 3.3%
Air Products & Chemicals, Inc.   5,300  279,575
Avery Dennison Corp.   2,500  125,313
Dow Chemical Co.   13,000  914,875
du Pont (E.I.) de Nemours & Co.   26,600  1,858,675
Eastman Chemical Co.   3,975  248,934
Engelhard Corp.   6,800  147,900
FMC Corp. (a)  1,700  114,963
Goodrich (B.F.) Company  1,300  88,563
Grace (W.R.) & Co.   4,600  271,975
Great Lakes Chemical Corp.   3,200  230,400
Hercules, Inc.   5,300  298,788
Minnesota Mining & Manufacturing Co.  20,100  1,331,625
Monsanto Co.   5,600  686,000
Morton International, Inc.   7,200  258,300
Nalco Chemical Co.   3,300  99,413
PPG Industries, Inc.   9,800  448,350
Praxair, Inc.   6,700  225,288
Raychem Corp.   1,900  108,063
Rohm & Haas Co.   3,300  212,438
Union Carbide Corp.   6,500  243,750
  8,193,188
IRON & STEEL - 0.3%
Armco, Inc. (a)  5,100  29,963
Bethlehem Steel Corp.  (a)  5,400  75,600
Inland Steel Industries, Inc.   2,400  60,300
Nucor Corp.   4,300  245,638
USX-U.S. Steel Group  4,000  123,000
Worthington Industries, Inc.   4,450  92,616
  627,117
METALS & MINING - 0.7%
Alcan Aluminium Ltd.   10,757  334,099
Aluminum Co. of America  8,500  449,438
ASARCO, Inc.   2,100  67,200
Cyprus Amax Minerals Co.   4,550  118,869
Freeport-McMoRan Copper & Gold, Inc.
 Class B  9,700  272,813
Inco Ltd.   5,336  176,485
Phelps Dodge Corp.   3,400  211,650
Reynolds Metals Co.   3,100  175,538
  1,806,092

 SHARES VALUE (NOTE 1)
PACKAGING & CONTAINERS - 0.3%
Ball Corp.   1,500 $ 41,250
Bemis Co., Inc.   2,400  61,500
Corning, Inc.   11,100  355,200
Crown Cork & Seal Co., Inc. (a)  4,400  183,700
  641,650
PAPER & FOREST PRODUCTS - 1.5%
Boise Cascade Corp.   2,200  76,175
Champion International Corp.   4,700  197,400
Federal Paper Board Co., Inc.   2,200  114,125
Georgia-Pacific Corp.   4,300  295,088
International Paper Co.   12,300  465,863
James River Corp.  3,900  94,088
Kimberly-Clark Corp.   13,416  1,110,174
Louisiana-Pacific Corp.   5,100  123,675
Mead Corp.   2,500  130,625
Potlatch Corp.   1,500  60,000
Stone Container Corp.   4,600  66,125
Temple-Inland, Inc.   2,600  114,725
Union Camp Corp.   3,300  157,163
Westvaco Corp.   4,950  137,363
Weyerhaeuser Co.   9,700  419,525
Willamette Industries, Inc.   2,700  151,875
  3,713,989
TOTAL BASIC INDUSTRIES   14,982,036
CONGLOMERATES - 1.0%
Allied-Signal, Inc.   13,700  650,750
Crane Co.   1,400  51,625
Dial Corp. (The)  4,400  130,350
Harris Corp.   1,800  98,325
ITT Industries, Inc.   5,500  132,000
Teledyne, Inc.   2,600  66,625
Textron, Inc.   4,000  270,000
Tyco International Ltd.   7,400  263,625
United Technologies Corp.   6,000  569,250
Whitman Corp.   5,100  118,575
  2,351,125
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   1,300  80,600
Masco Corp.   7,700  241,588
Owens-Corning Fiberglas Corp. (a)  2,500  112,188
Sherwin-Williams Co.   4,000  163,000
  597,376
CONSTRUCTION - 0.0%
Centex Corp.   1,400  48,650
Kaufman & Broad Home Corp.   1,600  23,800
Morrison-Knudsen Corp.   1,500  6,375
Pulte Corp.   1,200  40,350
  119,175
ENGINEERING - 0.2%
EG & G, Inc.   2,600  63,050
Fluor Corp.   3,900  257,400
Foster Wheeler Corp.   2,000  85,000
  405,450
TOTAL CONSTRUCTION & REAL ESTATE   1,122,001
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - 3.3%
AUTOS, TIRES, & ACCESSORIES - 2.6%
Chrysler Corp.   18,300 $ 1,013,363
Cooper Tire & Rubber Co.   4,100  100,963
Cummins Engine Co., Inc.   2,000  74,000
Dana Corp.   4,800  140,400
Eaton Corp.   3,800  203,775
Echlin, Inc.   2,800  102,200
Ford Motor Co.   51,700  1,499,300
General Motors Corp.   35,978  1,902,337
Genuine Parts Co.   5,800  237,800
Goodyear Tire & Rubber Co.   7,400  335,775
Johnson Controls, Inc.   1,900  130,625
NACCO Industries, Inc. Class A  500  27,750
Navistar International Corp. (a)  3,670  38,535
PACCAR, Inc.   1,945  81,933
Pep Boys Manny, Moe & Jack  2,900  74,313
Snap-on Tools Corp.   1,700  76,925
TRW, Inc.   3,200  248,000
  6,287,994
CONSUMER ELECTRONICS - 0.3%
Black & Decker Corp.   4,200  148,050
Maytag Co.   5,100  103,275
Newell Co.   7,700  199,238
Whirlpool Corp.   3,600  191,700
  642,263
TEXTILES & APPAREL - 0.4%
Fruit of the Loom, Inc. Class A (a)  3,700  90,188
Liz Claiborne, Inc.   3,700  102,675
NIKE, Inc. Class B  6,800  473,450
Reebok International Ltd.   3,700  104,525
Russell Corp.   1,800  49,950
Springs Industries, Inc. Class A  900  37,238
Stride Rite Corp.   2,400  18,000
VF Corp.   3,000  158,250
  1,034,276
TOTAL DURABLES   7,964,533
ENERGY - 8.2%
COAL - 0.0%
Eastern Enterprises Co.   900  31,725
ENERGY SERVICES - 0.7%
Baker Hughes, Inc.   6,700  163,313
Dresser Industries, Inc.   8,700  212,063
Halliburton Co.   5,400  273,375
Helmerich & Payne, Inc.   1,100  32,725
McDermott International, Inc.   2,700  59,400
Rowan Companies, Inc. (a)  4,100  40,488
Schlumberger Ltd.   11,700  810,225
  1,591,589
OIL & GAS - 7.5%
Amerada Hess Corp.   4,400  233,200
Amoco Corp.   23,900  1,717,813
Ashland, Inc.   3,000  105,375
Atlantic Richfield Co.   7,800  863,850
Burlington Resources, Inc.   6,000  235,500
Chevron Corp.   31,400  1,648,500
Coastal Corp. (The)  5,100  189,975
Exxon Corp.   59,600  4,775,450
Kerr-McGee Corp.   2,400  152,400
Louisiana Land & Exploration Co.   1,700  72,888

 SHARES VALUE (NOTE 1)
Mobil Corp.   19,100 $ 2,139,200
Occidental Petroleum Corp.   15,200  324,900
Oryx Energy Co. (a)  4,900  65,538
Pennzoil Co.   2,300  97,175
Phillips Petroleum Co.   12,500  426,563
Royal Dutch Petroleum Co.   25,700  3,626,913
Santa Fe Energy Resources, Inc. (a)  4,400  42,350
Sun Company, Inc.   3,700  101,288
Texaco, Inc.   12,400  973,400
USX-Marathon Group  14,200  276,900
Unocal Corp.   11,765  342,656
  18,411,834
TOTAL ENERGY   20,035,148
FINANCE - 11.8%
BANKS - 5.5%
Banc One Corp.   18,860  711,965
Bank of Boston Corp.   5,436  251,415
Bank of New York Co., Inc.   9,300  453,375
BankAmerica Corp.   17,900  1,159,025
Bankers Trust New York Corp.   3,700  246,050
Barnett Banks, Inc.   4,600  271,400
Boatmen's Bancshares, Inc.   6,100  249,338
Chase Manhattan Corp.   8,382  508,159
Chemical Banking Corp.   12,200  716,750
Citicorp  20,362  1,369,345
Comerica, Inc.   5,600  224,700
CoreStates Financial Corp.   6,700  253,763
First Bank System, Inc.   6,600  327,525
First Fidelity Bancorporation  3,756  283,109
First Interstate Bancorp  3,600  491,400
First Union Corp.   8,246  458,684
Fleet Financial Group, Inc.   11,374  463,491
KeyCorp.   11,007  399,004
Mellon Bank Corp.   7,100  381,625
Morgan (J.P.) & Co., Inc.   9,100  730,275
National City Corp.   7,159  237,142
NationsBank Corp.   13,117  913,271
Norwest Corp.   16,900  557,700
PNC Financial Corp.   11,100  357,975
Republic New York Corp.   2,600  161,525
SunTrust Banks, Inc.   5,400  369,900
U.S. Bancorp  4,800  161,400
Wachovia Corp.   8,300  379,725
Wells Fargo & Co.   2,400  518,400
  13,607,436
CREDIT & OTHER FINANCE - 1.2%
American Express Co.   23,379  967,306
Beneficial Corp.   2,600  121,225
Dean Witter Discover & Co.   8,058  378,726
First Chicago NBD Corp.   15,159  598,781
Household International, Inc.   4,610  272,566
MBNA Corp.   7,200  265,500
Transamerica Corp.   3,229  235,313
  2,839,417
FEDERAL SPONSORED CREDIT - 1.0%
Federal Home Loan
 Mortgage Corp.   8,600  718,100
Federal National
 Mortgage Association  13,200  1,638,450
  2,356,550
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - 3.5%
Aetna Life & Casualty Co.   5,500 $ 380,875
Alexander & Alexander Services, Inc.   2,200  41,800
Allstate Corp.   21,621  889,164
American General Corp.   9,900  345,263
American International Group, Inc.   22,875  2,115,938
CIGNA Corp.   3,400  351,050
Chubb Corp. (The)  4,100  396,675
General Re Corp.   4,000  620,000
ITT Hartford Group, Inc.   5,500  266,063
Jefferson Pilot Corp.   3,300  153,450
Lincoln National Corp.   4,900  263,375
Loews Corp.   5,600  438,900
Marsh & McLennan Companies, Inc.   3,400  301,750
Providian Corp.   4,500  183,375
SAFECO Corp.   6,100  210,450
St. Paul Companies, Inc. (The)  4,000  222,500
Torchmark Corp.   3,500  158,375
Travelers, Inc. (The)  15,417  969,344
UNUM Corp.   3,400  187,000
USF&G Corp.   5,300  89,438
USLIFE Corp.   1,575  47,053
  8,631,838
SAVINGS & LOANS - 0.2%
Ahmanson (H.F.) & Co.   5,700  151,050
Golden West Financial Corp.   2,900  160,225
Great Western Financial Corp.   6,650  169,575
  480,850
SECURITIES INDUSTRY - 0.4%
Merrill Lynch & Co., Inc.   8,400  428,400
Morgan Stanley Group, Inc.   3,600  290,250
Salomon, Inc.   5,200  184,600
  903,250
TOTAL FINANCE   28,819,341
HEALTH - 9.8%
DRUGS & PHARMACEUTICALS - 5.9%
Allergan, Inc.   3,000  97,500
ALZA Corp. Class A (a)  3,900  96,525
American Home Products Corp.   14,800  1,435,600
Amgen, Inc. (a)  12,800  760,000
Bristol-Myers Squibb Co.   24,300  2,086,763
Lilly (Eli) & Co.   26,596  1,496,025
Merck & Co., Inc.   59,500  3,912,125
Pharmacia & Upjohn, Inc.   24,260  940,075
Pfizer, Inc.   30,400  1,915,200
Schering-Plough Corp.   17,800  974,550
Sigma Aldrich Corp.   2,300  113,850
Warner-Lambert Co.   6,400  621,600
  14,449,813
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  38,200  1,594,850
Bard (C.R.), Inc.   2,600  83,850
Bausch & Lomb, Inc.   2,800  110,950
Baxter International, Inc.   13,200  552,750
Becton, Dickinson & Co.   3,100  232,500
Biomet, Inc. (a)  5,600  100,100
Boston Scientific Corp. (a)  7,700  377,300
Johnson & Johnson  31,100  2,662,938
Mallinckrodt Group, Inc.   3,600  130,950

 SHARES VALUE (NOTE 1)
Medtronic, Inc.   11,100 $ 620,213
Millipore Corp.   2,200  90,475
Pall Corp.   5,400  145,125
St. Jude Medical, Inc. (a)  3,450  148,350
U.S. Surgical Corp.   2,800  59,850
  6,910,201
MEDICAL FACILITIES MANAGEMENT - 1.1%
Beverly Enterprises, Inc. (a)  4,800  51,000
Columbia/HCA Healthcare Corp.   21,375  1,084,781
Community Psychiatric Centers  2,000  24,500
Humana, Inc.   7,700  210,788
Manor Care, Inc.   2,900  101,500
Tenet Healthcare Corp. (a)  9,700  201,275
United HealthCare Corp.   8,400  550,200
U.S. Healthcare, Inc.   7,300  339,450
  2,563,494
TOTAL HEALTH   23,923,508
HOLDING COMPANIES - 0.3%
CINergy Corp.   7,413  227,023
Norfolk Southern Corp.   6,200  492,125
  719,148
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 3.1%
Emerson Electric Co.   10,700  874,725
General Electric Co.   81,300  5,853,600
General Signal Corp.   2,200  71,225
Grainger (W.W.), Inc.   2,500  165,625
Honeywell, Inc.   6,200  301,475
Scientific-Atlanta, Inc.   3,600  54,000
Westinghouse Electric Corp.   18,900  311,850
  7,632,500
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Briggs & Stratton Corp.   1,500  65,063
Caterpillar, Inc.   9,500  558,125
Cincinnati Milacron, Inc.   1,700  44,625
Cooper Industries, Inc.   5,246  192,791
Deere & Co.   11,400  401,850
Dover Corp.   5,500  202,813
Giddings & Lewis, Inc.   1,700  28,050
Harnischfeger Industries, Inc.   2,400  79,800
Illinois Tool Works, Inc.   5,700  336,300
Ingersoll-Rand Co.   5,000  175,625
Parker-Hannifin Corp.   3,450  118,163
Stanley Works  2,200  113,300
Tenneco, Inc.   8,600  426,775
Timken Co.   1,400  53,550
TRINOVA Corp.   1,300  37,213
Varity Corp. (a)  1,900  70,538
  2,904,581
POLLUTION CONTROL - 0.5%
Browning-Ferris Industries, Inc.   10,300  303,850
Laidlaw, Inc. Class B  14,200  143,108
Ogden Corp.   2,400  51,300
Safety Kleen Corp.   2,700  42,188
WMX Technologies, Inc.   23,200  693,100
Zurn Industries, Inc.   600  12,825
  1,246,371
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   11,783,452
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 4.2%
BROADCASTING - 1.3%
Capital Cities/ABC, Inc.   7,300 $ 900,638
Comcast Corp. Class A  special  11,450  208,247
TCI Group Class A  31,400  624,075
Time Warner, Inc.   18,517  701,331
Viacom, Inc. Class B (non-vtg.) (a)  17,400  824,325
  3,258,616
ENTERTAINMENT - 0.6%
Disney (Walt) Co.   25,100  1,480,900
King World Productions, Inc. (a)  1,700  66,088
  1,546,988
LEISURE DURABLES & TOYS - 0.3%
Brunswick Corp.   4,700  112,800
Fleetwood Enterprises, Inc.   1,800  46,350
Hasbro, Inc.   4,300  133,300
Mattel, Inc.   10,581  325,366
Outboard Marine Corp.   900  18,338
  636,154
LODGING & GAMING - 0.3%
Bally Entertainment Corp.  2,200  30,800
Harrah's Entertainment, Inc.   5,000  121,250
Hilton Hotels Corp.   2,400  147,600
ITT Corp.   5,500  291,500
Marriott International, Inc.   6,100  233,325
  824,475
PUBLISHING - 1.0%
American Greetings Corp. Class A  3,500  96,688
Dow Jones & Co., Inc.   4,700  187,413
Dun & Bradstreet Corp.   8,200  530,950
Gannett Co., Inc.   6,800  417,350
Harcourt General, Inc.   3,400  142,375
Knight-Ridder, Inc.   2,300  143,750
McGraw-Hill, Inc.   2,300  200,388
Meredith Corp.   1,400  58,625
New York Times Co. (The) Class A  4,700  139,238
Times Mirror Co. Class A  5,300  179,538
Tribune Co.   3,200  195,600
  2,291,915
RESTAURANTS - 0.7%
Darden Restaurants, Inc.   7,500  89,063
Luby's Cafeterias, Inc.   1,200  26,700
McDonald's Corp.   33,300  1,502,663
Ryan's Family Steak Houses, Inc. (a)  2,600  18,200
Shoney's, Inc. (a)  1,900  19,475
Wendy's International, Inc.   5,000  106,250
  1,762,351
TOTAL MEDIA & LEISURE   10,320,499
NONDURABLES - 10.4%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   4,100  228,063
BEVERAGES - 3.3%
Anheuser-Busch Companies, Inc.   12,200  815,875
Brown-Forman Corp. Class B  3,400  124,100
Coca-Cola Company (The)  60,500  4,492,125
Coors (Adolph) Co. Class B  1,900  42,038
PepsiCo, Inc.   37,900  2,117,663
Seagram Co. Ltd.   17,800  613,186
  8,204,987

 SHARES VALUE (NOTE 1)
FOODS - 2.5%
Archer-Daniels-Midland Co.   25,961 $ 467,298
CPC International, Inc.   7,100  487,238
Campbell Soup Co.   11,900  714,000
ConAgra, Inc.   11,800  486,750
General Mills, Inc.   7,700  444,675
Heinz (H.J.) Co.   17,450  578,031
Hershey Foods Corp.   3,800  247,000
Kellogg Co.   10,600  818,850
Quaker Oats Co.   6,500  224,250
Ralston Purina Co.   5,100  318,113
Sara Lee Corp.   23,100  736,313
Sysco Corp.   8,700  282,750
Wrigley (Wm.) Jr. Co.  5,500  288,750
  6,094,018
HOUSEHOLD PRODUCTS - 2.7%
Alberto Culver Co. Class B  1,400  48,125
Avon Products, Inc.   3,200  241,200
Clorox Co.   2,500  179,063
Colgate-Palmolive Co.   6,900  484,725
Gillette Co.   21,400  1,115,475
International Flavors & Fragrances, Inc.   5,400  259,200
Premark International, Inc.   3,100  156,938
Procter & Gamble Co.   33,100  2,747,300
Rubbermaid, Inc.   7,500  191,250
Unilever NV ADR  7,600  1,069,700
  6,492,976
TOBACCO - 1.8%
American Brands, Inc.   9,000  401,625
Philip Morris Companies, Inc.   40,300  3,647,150
UST, Inc.   9,300  310,388
  4,359,163
TOTAL NONDURABLES   25,379,207
PRECIOUS METALS - 0.5%
Barrick Gold Corp.   16,900  445,927
Echo Bay Mines Ltd.   5,500  57,445
Homestake Mining Co.   6,700  104,688
Newmont Mining Corp.   4,224  191,136
Placer Dome, Inc.   11,400  275,736
Santa Fe Pacific Gold Corp.   6,220  75,418
  1,150,350
RETAIL & WHOLESALE - 4.2%
APPAREL STORES - 0.3%
Brown Group, Inc.   800  11,400
Charming Shoppes, Inc.   5,000  14,375
Gap, Inc.   7,000  294,000
Limited, Inc. (The)  17,200  298,850
Melville Corp.   5,100  156,825
TJX Companies, Inc.   3,400  64,175
  839,625
DRUG STORES - 0.2%
Long Drug Stores, Inc.   1,000  47,875
Rite Aid Corp.   4,100  140,425
Walgreen Co.   11,900  355,513
  543,813
GENERAL MERCHANDISE STORES - 2.3%
Dayton Hudson Corp.   3,500  262,500
Dillard Department Stores, Inc. Class A  5,500  156,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Federated Department Stores, Inc. (a)  9,800 $ 269,500
K mart Corp.   22,100  160,225
May Department Stores Co. (The)  12,000  507,000
Mercantile Stores Co., Inc.   1,700  78,625
Nordstrom, Inc.   3,900  157,950
Penney (J.C.) Co., Inc.   11,000  523,875
Price/Costco, Inc. (a)  9,439  143,945
Sears, Roebuck & Co.   18,800  733,200
Wal-Mart Stores, Inc.   110,300  2,467,963
Woolworth Corp.   6,300  81,900
  5,543,433
GROCERY STORES - 0.6%
Albertson's, Inc.   12,300  404,363
American Stores Co.   7,200  192,600
Fleming Companies, Inc.   1,729  35,661
Giant Food, Inc. Class A  2,900  91,350
Great Atlantic & Pacific Tea Co., Inc.   1,900  43,700
Kroger Co. (The) (a)  5,800  217,500
Supervalu, Inc.   3,200  100,800
Winn-Dixie Stores, Inc.   7,300  269,188
  1,355,162
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Circuit City Stores, Inc.   4,700  129,838
Handleman Co.  1,700  9,775
Home Depot, Inc. (The)  22,800  1,091,550
Lowe's Companies, Inc.   7,600  254,600
Tandy Corp.   3,200  132,800
Toys "R" Us, Inc. (a)  13,200  287,100
  1,905,663
TOTAL RETAIL & WHOLESALE   10,187,696
SERVICES - 0.7%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   3,800  164,825
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   3,700  91,575
PRINTING - 0.3%
Alco Standard Corp.   5,400  246,375
Deluxe Corp.   3,900  113,100
Donnelley (R.R.) & Sons Co.   7,300  287,438
Harland (John H.) Co.   1,400  29,225
Moore Corp. Ltd.   4,700  88,275
  764,413
SERVICES - 0.3%
Block (H & R), Inc.   5,100  206,550
Ecolab, Inc.   3,000  90,000
Jostens, Inc.   1,900  46,075
National Service Industries, Inc.   2,400  77,700
Service Corp. International  4,900  215,600
Western Atlas, Inc. (a)  2,600  131,300
  767,225
TOTAL SERVICES   1,788,038
TECHNOLOGY - 9.6%
COMMUNICATIONS EQUIPMENT - 0.9%
Andrew Corp. (a)  1,950  74,588
Cabletron Systems, Inc. (a)  3,500  283,500

 SHARES VALUE (NOTE 1)
Cisco Systems, Inc. (a)  13,100 $ 977,588
DSC Communications Corp.  (a)  5,600  206,500
Northern Telecom Ltd.   12,100  517,710
Tellabs, Inc. (a)  4,300  159,100
  2,218,986
COMPUTER SERVICES & SOFTWARE - 2.5%
Autodesk, Inc.   2,300  78,775
Automatic Data Processing, Inc.   14,000  519,750
CUC International, Inc. (a)  8,450  288,356
Ceridian Corp. (a)  2,100  86,625
Computer Associates International, Inc.   11,450  651,219
Computer Sciences Corp. (a)   2,600  182,650
First Data Corp.   10,500  702,188
Microsoft Corp. (a)  28,200  2,474,550
Novell, Inc. (a)  17,800  253,650
Oracle Systems Corp. (a)  20,900  885,638
Shared Medical Systems Corp.   1,200  65,250
  6,188,651
COMPUTERS & OFFICE EQUIPMENT - 3.2%
Amdahl Corp. (a)  5,800  49,300
Apple Computer, Inc.   5,900  188,063
Compaq Computer Corp. (a)  12,600  604,800
Cray Research, Inc. (a)  1,300  32,175
Data General Corp. (a)  1,700  23,375
Digital Equipment Corp. (a)  7,100  455,288
Hewlett-Packard Co.   24,500  2,051,875
Intergraph Corp.  (a)  2,300  36,225
International Business Machines Corp.   27,400  2,513,950
Pitney Bowes, Inc.   7,200  338,400
Silicon Graphics, Inc. (a)  7,700  211,750
Sun Microsystems, Inc. (a)  9,000  410,625
Tandem Computers, Inc. (a)  5,500  58,438
Unisys Corp. (a)  8,300  46,688
Xerox Corp.   5,100  698,700
  7,719,652
ELECTRONIC INSTRUMENTS - 0.2%
Applied Materials, Inc. (a)  8,400  330,750
Perkin-Elmer Corp.   2,100  79,275
Tektronix, Inc.   1,700  83,513
  493,538
ELECTRONICS - 2.3%
Advanced Micro Devices, Inc.   4,900  80,850
AMP, Inc.   10,396  398,947
Intel Corp.   39,500  2,241,625
LSI Logic Corp. (a)  6,100  199,775
Micron Technology, Inc.   10,000  396,250
Motorola, Inc.   28,400  1,618,800
National Semiconductor Corp.  (a)  6,000  133,500
Texas Instruments, Inc.   9,100  470,925
Thomas & Betts Corp.   1,000  73,750
  5,614,422
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.   16,500  1,105,500
Polaroid Corp.   2,100  99,488
  1,204,988
TOTAL TECHNOLOGY   23,440,237
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.3%
AMR Corp. (a)  3,600  267,300
Delta Air Lines, Inc.   2,500  184,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
AIR TRANSPORTATION - CONTINUED
Southwest Airlines Co.   6,800 $ 158,100
USAir Group, Inc. (a)  2,900  38,425
  648,513
RAILROADS - 0.7%
Burlington Northern Santa Fe Corp.   6,918  539,604
CSX Corp.   8,038  366,734
Conrail, Inc.   3,700  259,000
Union Pacific Corp.   9,800  646,800
  1,812,138
TRUCKING & FREIGHT - 0.2%
Consolidated Freightways, Inc.   2,000  53,000
Federal Express Corp.  (a)  2,600  192,075
Pittston Co. Services Group  2,100  65,888
Roadway Services, Inc.   1,800  87,975
Yellow Corp.   1,400  17,325
  416,263
TOTAL TRANSPORTATION   2,876,914
UTILITIES - 11.8%
CELLULAR - 0.3%
AirTouch Communications, Inc. (a)   23,800  672,350
ELECTRIC UTILITY - 3.3%
American Electric Power Co., Inc.   9,000  364,500
Baltimore Gas & Electric Co.   7,000  199,500
Carolina Power & Light Co.   7,400  255,300
Central & South West Corp.   9,300  259,238
Consolidated Edison Co. of
 New York, Inc.   11,200  358,400
Detroit Edison Co.   7,000  241,500
Dominion Resources, Inc.   8,400  346,500
Duke Power Co.   9,900  469,013
Entergy Corp.  11,000  321,750
FPL Group, Inc.   8,800  408,100
General Public Utilities Corp.   5,500  187,000
Houston Industries, Inc.   12,700  307,975
Niagara Mohawk Power Corp.   7,000  67,375
Northern States Power Co.  3,300  162,113
Ohio Edison Co.   7,400  173,900
PP&L Resources, Inc.   7,700  192,500
Pacific Gas & Electric Co.   20,300  576,013
PacifiCorp.   13,600  289,000
Peco Energy Co.   10,600  319,325
Public Service Enterprise Group, Inc.   11,700  358,313
SCEcorp  21,500  381,625
Southern Co.   31,900  785,538
Texas Utilities Co.   10,900  448,263
Unicom Corp.   10,400  340,600
Union Electric Co.   5,000  208,750
  8,022,091
GAS - 0.7%
Columbia Gas System, Inc. (The) (a)  2,500  109,688
Consolidated Natural Gas Co.   4,400  199,650
Enron Corp.   12,200  465,125
ENSERCH Corp.   3,200  52,000
NICOR, Inc.   2,500  68,750
Noram Energy Corp.   6,000  53,250
ONEOK, Inc.   1,200  27,450
Pacific Enterprises  4,000  113,000
Panhandle Eastern Corp.   7,100  197,913

 SHARES VALUE (NOTE 1)
Peoples Energy Corp.   1,600 $ 50,800
Sonat, Inc.   4,200  149,625
Williams Companies, Inc.   5,000  219,375
  1,706,626
TELEPHONE SERVICES - 7.5%
ALLTEL Corp.   9,000  265,500
AT&T Corp.   76,300  4,940,425
Ameritech Corp.   26,700  1,575,300
Bell Atlantic Corp.   20,900  1,397,688
BellSouth Corp.   47,800  2,079,300
GTE Corp.   46,700  2,054,800
MCI Communications Corp.   32,500  849,063
NYNEX Corp.   20,600  1,112,400
Pacific Telesis Group  20,500  689,313
SBC Communications, Inc.   29,200  1,679,000
Sprint Corp.   16,800  669,900
U.S. West, Inc.   22,700  811,525
U.S. West, Inc. (Media Group)  22,700  431,300
  18,555,514
TOTAL UTILITIES   28,956,581
TOTAL COMMON STOCKS
 (Cost $194,096,879)   220,101,529
U.S. TREASURY OBLIGATIONS - 0.6%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bill, yields at date
 of purchase 5.38% - 5.47%,
 3/7/96 (b) (Cost $1,386,126)  $ 1,400,000  1,387,666
REPURCHASE AGREEMENTS - 9.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.91%
 dated 12/29/95 due 1/2/96  $ 23,113,168  23,098,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $218,581,005)    $ 244,587,195
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
80 S&P 500 Stock Index
Futures Contracts Mar. 1996 $ 24,738,000 $ (125,550)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 10.1%
LEGEND
(a) Non-income producing
(b) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,387,666.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $162,711,402 and $18,251,610, respectively, of which U.S. government and government agency obligations aggregated $0 and $250,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $176,769,835 and $161,385,360, respectively.
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $218,581,005. Net unrealized appreciation aggregated $26,006,190, of which $30,258,155 related to appreciated investment securities and $4,251,965 related to depreciated investment securities.
The fund hereby designates $5,017,474 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

ASSETS

Investment in                               $ 244,587,195
securities, at
value (including
repurchase
agreements of
$23,098,000)
(cost
$218,581,005)
- See
accompanying
schedule

Cash                                         762

Receivable for                               4,311,497
investments
sold

Receivable for                               791,953
fund shares sold

Dividends                                    432,625
receivable

Receivable for                               22,540
daily variation
on futures
contracts

 TOTAL ASSETS                                250,146,572

LIABILITIES

Payable for                   $ 4,317,485
investments
purchased

Payable for fund               20,561
shares
redeemed

Accrued                        69,545
management
fee

Other payables                 39,286
and accrued
expenses

 TOTAL LIABILITIES                           4,446,877

NET ASSETS                                  $ 245,699,695

Net Assets
consist of:

Paid in capital                             $ 207,597,570

Undistributed net                            3,389,130
investment
income

Accumulated                                  8,832,338
undistributed net
realized gain
(loss) on
investments and
foreign currency
transactions

Net unrealized                               25,880,657
appreciation
(depreciation)
on investments
and assets and
liabilities in
foreign
currencies

NET ASSETS, for                             $ 245,699,695
3,245,285
shares
outstanding

NET ASSET VALUE,                             $75.71
offering price
and redemption
price per share
($245,699,695 (divided by)
3,245,285
shares)

STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME                                                                $ 2,798,476
Dividends

Interest                                                                          940,739

 TOTAL INCOME                                                                     3,739,215

EXPENSES

Management fee                                                     $ 351,136

Transfer agent fees                                                 65,837

Accounting fees and expenses                                        76,868

Non-interested trustees' compensation                               420

Custodian fees and expenses                                         44,226

Registration fees                                                   4,030

Audit                                                               49,038

Legal                                                               492

Miscellaneous                                                       388

 Total expenses before reductions                                   592,435

 Expense reductions                                                 (241,437      350,998
                                                                   )

NET INVESTMENT INCOME                                                             3,388,217

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              5,357,375

 Foreign currency transactions                                      34

 Futures contracts                                                  3,501,910     8,859,319

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              24,986,430

 Assets and liabilities in                                          49
foreign currencies

 Futures contracts                                                  (145,935      24,840,544
                                                                   )

NET GAIN (LOSS)                                                                   33,699,863

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 37,088,080


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1995           1994

Operations                                     $ 3,388,217     $ 1,039,047
Net investment income

 Net realized gain (loss)                       8,859,319       122,656

 Change in net unrealized appreciation          24,840,544      (622,569)
(depreciation)

 NET INCREASE (DECREASE) IN NET ASSETS          37,088,080      539,134
RESULTING FROM OPERATIONS

Distributions to shareholders                   (1,038,071)     -
From net investment income

 From net realized gain                         (125,271)       (48,645)

 In excess of net realized gain                 (16,781)        -

 TOTAL DISTRIBUTIONS                            (1,180,123)     (48,645)

Share transactions                              176,225,141     33,081,459
Net proceeds from sales of shares

 Reinvestment of distributions                  1,180,123       48,645

 Cost of shares redeemed                        (18,914,447)    (7,472,350)

 NET INCREASE (DECREASE) IN NET ASSETS          158,490,817     25,657,754
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS       194,398,774     26,148,243

NET ASSETS

 Beginning of period                            51,300,921      25,152,678

 End of period (including undistributed net    $ 245,699,695   $ 51,300,921
investment income of $3,389,130 and
$1,040,212, respectively)

OTHER INFORMATION
Shares

 Sold                                           2,593,616       593,458

 Issued in reinvestment of distributions        20,470          866

 Redeemed                                       (281,351)       (133,026)

 Net increase (decrease)                        2,332,735       461,298


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,                   AUGUST 27, 1992
                                                                     (COMMENCEMENT
                                                                     OF
                                                                     OPERATIONS) TO
                                                                     DECEMBER 31,

SELECTED PER-SHARE DATA   1995                       1994   1993 D   1992



Net asset value, beginning of period             $ 56.22     $ 55.74    $ 52.60    $ 50.00

Income from Investment Operations

 Net investment income                            .85         1.14       1.31       .44

 Net realized and unrealized gain (loss)          19.72       (.56)      3.80       2.71

 Total from investment operations                 20.57       .58        5.11       3.15

Less Distributions                                (.95)       -          (1.28)     (.47)
From net investment income

 From net realized gain                           (.11)       (.10)      (.60)      (.08)

 In excess of net realized gain                   (.02)       -          (.09)      -

 Total distributions                              (1.08)      (.10)      (1.97)     (.55)

Net asset value, end of period                   $ 75.71     $ 56.22    $ 55.74    $ 52.60

TOTAL RETURN B, C                                 37.19%      1.04%      9.74%      6.31%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 245,700   $ 51,301   $ 25,153   $ 17,961

Ratio of expenses to average net assets E         .28%        .28%       .28%       .28%
                                                                                   A

Ratio of net investment income to average net     2.70%       2.81%      2.65%      2.89%
assets                                                                             A

Portfolio turnover rate                           16%         2%         9%         0%





A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT.
INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE EXPENSE
RATIO WOULD HAVE BEEN HIGHER.


VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995    LIFE OF
                                  FUND

Asset Manager: Growth             23.02%

S&P 500                           37.56%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's return to those of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any. Consumer Price Index information is not available from the U.S. Department of Labor. Therefore, the CPI comparison has not been included in this report.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figure would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
                VIP II: AssetStandard Aggressiv
       01/31/95        10000 10000.00    10000
       02/28/95 10149.700599 10389.70 10319.41
       03/31/95 10289.421158 10696.30 10539.38
       04/30/95 10558.882236 11011.31 10785.08
       05/31/95 10708.582834 11451.43 11198.64
       06/30/95 11137.724551 11717.44  11396.9
       07/31/95 11546.906188 12106.00 11632.64
       08/31/95 12065.868263 12136.38 11694.83
       09/30/95 12245.508982 12648.54 12051.93
       10/31/95 11776.447106 12603.38 12082.78
       11/30/95 11986.027944 13156.67  12486.4
       12/29/95 12277.705681 13410.07 12699.16

Let's say you invested $10,000 in Asset Manager: Growth Portfolio on January 31, 1995, shortly after the fund began. By December 31, 1995, your investment would have grown to $12,278 - a 22.78% increase. That compares to $10,000 invested in the S&P 500, which would have grown to $13,410 over the same period - a 34.10% increase.
You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. Reflecting the fund's neutral mix of 65% stocks, 30% bonds, and 5% short-term instruments, this index combines returns from the S&P 500 (34.10%), Lehman Brothers Treasury Bond Index (16.20%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (5.25%). With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $12,699 - a 26.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1995
                        % OF FUND'S
                        INVESTMENTS

Chrysler Corp.          3.5

IVF America, Inc.       3.1

Inco Ltd.               2.2

Compaq Computer Corp.   2.1

IVAX Corp.              1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1995
(STOCKS ONLY)        % OF FUND'S
                     INVESTMENTS

Durables             11.2

Retail & Wholesale   11.1

Basic Industries     8.4

Media & Leisure      7.6

Health               7.4

ASSET ALLOCATION AS OF DECEMBER 31, 1995*
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 10.0
Row: 1, Col: 3, Value: 70.0
Stock class  70%
Bond class  10%
Short-term class
and other  20%
FOREIGN INVESTMENTS  37.9%
*
ASSET ALLOCATIONS IN THIS PIE CHART REFLECT THE CATEGORIZATION OF ASSETS AS DEFINED IN THE FUND'S PROSPECTUS. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER
FROM THE PIE CHART.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Andy Offit, Portfolio Manager of Asset
Manager: Growth Portfolio
Q. ANDY, HOW DID THE FUND PERFORM?
A. Nineteen ninety-five was a terrific year for domestic investments, including both stocks and bonds, and the fund's double-digit performance reflects that. By emphasizing stocks all year, especially U.S. stocks, Asset Manager: Growth achieved returns that compare favorably with those of most other funds that have a diversified investment strategy. If I was disappointed by anything during the past 12 months, it was the fund's stake in foreign stocks, including French aluminum manufacturer Pechiney, which lagged its domestic counterpart. Long-term, I expect the fund's foreign investments to contribute more meaningfully to performance, but this was not their year.
Q. HOW WERE THE FUND'S ASSETS DISTRIBUTED AT THE END OF THE PERIOD?
A. About 70% stocks, 20% cash and 10% bonds. Foreign investments, mostly stocks, totaled 38% of the fund's assets. The biggest development during the past six months has been the rise in foreign investments, mainly Japanese stocks, which totaled 24% at the end of the period. Emerging market investments represented 9% of total assets.
Q. WHAT PRINCIPLES DID YOU APPLY TO STOCK SELECTION?
A. I use what's called a bottom-up analysis, meaning I focus on individual companies and their prospects, rather than sector outlooks or macroeconomic trends. I look for compelling situations where the potential for gain exceeds the potential for loss. When I find attractive situations, I like to make bets that are large enough to have an impact on the fund's performance. That's why there were only 121 securities in the fund at the end of December.
Q. WHERE DID YOU FIND VALUE IN THE U.S. STOCK MARKET?
A. Because Asset Manager: Growth is a relatively new fund and total assets under management remain relatively small, I've been able to capitalize on a number of unique opportunities among small and mid-sized companies. One example was IVF America, a fast-growing healthcare company whose six clinics nationwide perform in vitro fertilization. IVF America represented more than 3% of the fund's assets at the end of the period and its price tripled during 1995. Another large holding was U.S. Surgical, one of the world's largest manufacturers of surgical staplers and sutures. The company is completing a two-year restructuring designed to produce improved results. Among mid-sized stocks, the fund did well with defense contractor Northrop Grumman. The company achieved a strong position in a consolidating industry by generating a lot of cash and using that cash to pay down debt and make acquisitions.
Q. WHY SUCH A LARGE STAKE IN JAPAN?
A. While results so far have been less than those achieved in the U.S., I see Japan as one of the larger turnaround opportunities in the world. With its market down 50% from its peak in 1989, the yen has started to weaken, consumer sentiment is improving and the economy is beginning to grow for the first time in five years. I began last spring investing in Japanese electronics companies, however, lately my focus has shifted to cyclical sectors that could benefit from an economic rebound. Large holdings at the end of the period included retailers Takashimaya, Aoyama Trading and Hankyu Department stores; steel producers Kobe Steel and NKK, and software developer Nintendo.
Q. WHAT WAS YOUR BOND STRATEGY?
A. Asset Manager: Growth made only limited investments in bonds during the year, seeking the greater potential return of investing in stocks. That said, as the difference between long-term and short-term interest rates has narrowed, I concentrated my small bond holdings on Treasury securities in the middle of the yield curve, with current maturities between five and 15 years. They seemed to offer the best balance between attractive yield and the potential for price gains going forward.
Q. WHAT'S THE OUTLOOK?
A. Promising. Moderate growth and benign inflation mean interest rates could head still lower in the months ahead, providing an attractive backdrop for both stocks and bonds. Among the fund's larger holdings, Alcoa, the world's largest producer of aluminum, as well as waste haulers Browning-Ferris and WMX Technologies and automaker Chrysler remained attractive values as of December 31. Another key in 1996 will be how well foreign stocks perform, especially the fund's stake in Japan. I believe Japan, rather than in the United States and Europe, may have the greatest potential for gain in the months ahead.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: maximum total return over the long term through investment in stocks, bonds and short-term instruments anywhere in the world
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $68 million
MANAGER: Andy Offit, since January 1995;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 74.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
C A E Industries Ltd.   18,700 $ 142,193
Northrop Grumman Corp.   5,200  332,800
  474,993
BASIC INDUSTRIES - 8.4%
CHEMICALS & PLASTICS - 1.8%
Raychem Corp.   700  39,813
Sekisui Chemical Co. Ltd.   42,000  617,408
Synetic, Inc. (a)  19,700  573,763
  1,230,984
IRON & STEEL - 1.6%
Bakrie & Brothers PT Ord. (For. Reg.)  75,500  137,033
Kobe Steel (a)  143,000  441,170
NKK Corp. (a)  193,000  518,897
  1,097,100
METALS & MINING - 5.0%
Aluminum Co. of America  25,000  1,321,875
Falconbridge Ltd.   28,800  250,669
Inco Ltd.   44,800  1,481,731
Pechiney SA Class A  11,000  380,679
  3,434,954
TOTAL BASIC INDUSTRIES   5,763,038
CONGLOMERATES - 1.9%
Figgie International Holdings, Inc.
 Class A (a)  80,000  830,000
Koor Industries Ltd. sponsored ADR (a)  1,400  28,350
United Technologies Corp.   5,000  474,375
  1,332,725
CONSTRUCTION & REAL ESTATE - 2.8%
BUILDING MATERIALS - 0.5%
Tostem Corp.   10,000  331,721
CONSTRUCTION - 1.9%
Daito Trust Construction  4,300  50,735
Daiwa House Industry Co. Ltd.   25,000  411,025
NCI Building Systems, Inc.   13,000  321,750
Nichiei Construction Co. Ltd.  2,000  22,631
Taisei Corp.   78,000  519,749
  1,325,890
REAL ESTATE - 0.4%
Ciputra Development PT (For. Reg.)  27,000  42,510
Pakuwon Jati PT (For. Reg.)  33,500  21,244
Sekiwa Real Estate Ltd.   23,000  195,745
  259,499
TOTAL CONSTRUCTION & REAL ESTATE   1,917,110
DURABLES - 11.2%
AUTOS, TIRES, & ACCESSORIES - 6.8%
Chrysler Corp.   43,700  2,419,888
Federal-Mogul Corp.   21,000  412,125
General Motors Corp.   10,000  528,750
Honda Motor Co. Ltd.   33,000  679,787
Mirgor Sacifia Class C
 sponsored ADR (b)  10,000  22,500
Titan Wheel International, Inc.   36,100  586,625
  4,649,675
CONSUMER ELECTRONICS - 1.2%
Sony Corp.   14,100  844,091
HOME FURNISHINGS - 0.6%
Shimachu  13,000  416,151

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 2.6%
APAC Centertex Corp. PT (For. Reg.) (a)  225,500 $ 128,209
Alpargatas SA Industrias Y
 Comercial (Reg.) (a)  715,000  375,319
Aoki International Co. Ltd.   15,000  365,571
Coteminas PN  112,400  37,584
Fruit of the Loom, Inc. Class A  2,000  48,750
Hartmarx Corp. (a)  86,100  376,688
Onward Kashiyama & Co. Ltd.   20,000  324,952
Roda Vivatex PT (For. Reg.)  237,500  140,225
  1,797,298
TOTAL DURABLES   7,707,215
ENERGY - 2.0%
OIL & GAS - 2.0%
Fortune Petroleum Corp.   47,500  231,563
Fortune Petroleum Corp. (warrants) (a)  100,000  337,500
Texaco, Inc.   10,000  785,000
  1,354,063
FINANCE - 6.1%
BANKS - 1.0%
Fokus Bank AS (a)(b)  2,000  10,781
Fuji Bank  14,000  308,704
Hong Leong Bank BHD  45,000  124,065
Hong Leong Bank BHD (rights) (a)  6,750  1,356
Kookmin Bank (a)  2,010  39,720
Sakura Bank Ltd.   17,000  215,377
  700,003
CLOSED END INVESTMENT COMPANY - 1.9%
First NIS Regional Fund, Inc. (a)(e)  25,000  137,500
Korea Fund, Inc.   6,336  139,392
R.O.C. Taiwan Fund (SBI)  10,000  105,000
Taiwan Fund, Inc.   45,000  922,500
  1,304,392
CREDIT & OTHER FINANCE - 0.3%
Acom Co. Ltd.   5,000  208,897
FEDERAL SPONSORED CREDIT - 1.8%
Federal National Mortgage Association  10,000  1,241,250
SECURITIES INDUSTRY - 1.1%
Daiwa Securities Co. Ltd.   31,000  473,694
Nomura Securities Co. Ltd.   11,000  239,362
  713,056
TOTAL FINANCE   4,167,598
HEALTH - 7.4%
DRUGS & PHARMACEUTICALS - 2.0%
IVAX Corp.   46,800  1,333,800
MEDICAL EQUIPMENT & SUPPLIES - 2.0%
Advanced Medical, Inc. (a)  121,100  363,300
Cardiac Control Systems, Inc. (d)  85,000  260,313
U.S. Surgical Corp.   36,000  769,500
  1,393,113
MEDICAL FACILITIES MANAGEMENT - 3.4%
Huntingdon International Holdings
 PLC Ord.   175,000  203,536
IVF America, Inc. (a)(d)  585,500  2,122,438
  2,325,974
TOTAL HEALTH   5,052,887
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.3%
ELECTRICAL EQUIPMENT - 2.2%
General Electric Co.   15,300 $ 1,101,600
Mitsubishi Electric Co. Ord.   23,000  165,271
Omron Corp.   10,000  230,174
  1,497,045
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
NSK Ltd.   28,000  203,095
Thermwood  Corp. (a)  155,500  359,594
Van Der Horst Ltd.   36,000  181,998
  744,687
POLLUTION CONTROL - 2.0%
Browning-Ferris Industries, Inc.   33,300  982,350
WMX Technologies, Inc.   13,000  388,375
  1,370,725
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,612,457
MEDIA & LEISURE - 7.6%
ENTERTAINMENT - 0.5%
All American Communications (a)  25,900  249,288
Kushner Locke Co.  (a)  105,200  62,463
  311,751
LEISURE DURABLES & TOYS - 1.9%
Namco Ltd.   9,000  299,420
Nintendo Co. Ltd. Ord.   13,000  986,944
  1,286,364
LODGING & GAMING - 4.0%
Circus Circus Enterprises, Inc.   10,900  303,838
Mirage Resorts, Inc. (a)  32,500  1,121,250
Speedway Motorsports (a)  20,200  606,000
WMS Industries, Inc. (a)  45,300  741,788
  2,772,876
PUBLISHING - 0.9%
Score Board, Inc. (a)  60,700  265,563
Times Mirror Co. Class A  10,000  338,750
  604,313
RESTAURANTS - 0.3%
Family Steak Houses of Florida, Inc. (a)  270,000  210,938
TOTAL MEDIA & LEISURE   5,186,242
NONDURABLES - 2.6%
BEVERAGES - 0.5%
Brahma (Cia Cervejaria) PN
 Class B (Pfd. Reg.)  806,400  331,877
FOODS - 1.0%
Chock Full-O-Nuts Corp.   132,500  695,625
HOUSEHOLD PRODUCTS - 0.8%
Maybelline, Inc.   15,000  543,750
TOBACCO - 0.3%
RJR Nabisco Holdings Corp.   7,500  231,563
TOTAL NONDURABLES   1,802,815
PRECIOUS METALS - 0.9%
Naxos Resources Ltd. (a)  174,100  580,610
RETAIL & WHOLESALE - 11.1%
APPAREL STORES - 1.0%
Ross Stores, Inc.   35,500  678,938

 SHARES VALUE (NOTE 1)
GENERAL MERCHANDISE STORES - 6.6%
Aoyama Trading Co. Ord.   24,700 $ 788,298
Hankyu Department Stores, Inc.   48,000  710,251
Hanshin Department Store Ltd.   23,000  176,838
Jusco Co. Ltd.   15,000  390,232
Matahari Putra Prima PT (For. Reg.)  77,000  135,546
Matsuzakaya Co. Ltd.   50,000  633,462
Mitsukoshi Ltd.   48,000  450,290
Takashimaya Co. Ltd.   49,000  781,915
Tokyu Department Stores Co. Ltd.   69,000  455,774
  4,522,606
RETAIL & WHOLESALE, MISCELLANEOUS - 3.2%
Amway Japan Ltd.   14,700  619,845
Fabri-Centers of America, Inc.
 Class B (non-vtg) (a)  71,400  767,550
Home Depot, Inc. (The)  10,000  478,750
Uny Co. Ltd.   17,000  318,956
  2,185,101
TRADING COMPANIES - 0.3%
Bimantara Citra (For. Reg.) (a)  268,000  222,699
TOTAL RETAIL & WHOLESALE   7,609,344
SERVICES - 0.6%
LCS Industries, Inc.   1,000  14,000
Sotheby's Holdings, Inc. Class A  25,400  361,950
  375,950
TECHNOLOGY - 4.0%
COMPUTERS & OFFICE EQUIPMENT - 2.4%
Canon, Inc.   11,000  198,936
Compaq Computer Corp. (a)  30,000  1,440,000
  1,638,936
ELECTRONICS - 0.4%
Hitachi Ltd.   28,000  281,625
PHOTOGRAPHIC EQUIPMENT - 1.2%
Fuji Photo Film Co. Ltd.   29,000  835,783
TOTAL TECHNOLOGY   2,756,344
TRANSPORTATION - 0.4%
SHIPPING - 0.4%
Seacor Holdings, Inc. (a)  10,000  270,000
UTILITIES - 1.4%
ELECTRIC UTILITY - 0.0%
Mosenergo AO sponsored
 ADR (a)(b)  1,000  7,875
TELEPHONE SERVICES - 1.4%
Telebras:
 PN (Pfd. Reg.)  2,934,000  141,274
 sponsored ADR  16,100  762,738
Telesp PN (Pfd. Reg.)  437,000  64,294
  968,306
TOTAL UTILITIES   976,181
TOTAL COMMON STOCKS
(Cost $49,498,259)   50,939,572
NONCONVERTIBLE PREFERRED STOCKS - 0.0%
 SHARES VALUE (NOTE 1)
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
Series 1, adj. rate (Cost $1,471)  600 $ 1,737
CONVERTIBLE BONDS - 3.5%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FINANCE - 2.2%
BANKS - 0.5%
Bangkok Bank PCL euro
 3 1/4%, 3/3/04 (b) - $ 300,000  318,000
CREDIT & OTHER FINANCE - 1.7%
MBL International Finance Bermuda
 Trust 3%, 11/30/02 Aa3  1,000,000  1,155,000
TOTAL FINANCE   1,473,000
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Thermwood Corp. 12%, 2/25/03   -  380,000  902,500
TOTAL CONVERTIBLE BONDS
(Cost $2,318,930)   2,375,500
U.S. TREASURY OBLIGATIONS - 5.1%
7 3/4%, 12/31/99 (c)
 (Cost $3,458,420) Aaa  3,205,000  3,477,938
REPURCHASE AGREEMENTS - 16.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 11,192,345  11,185,000
PURCHASED OPTIONS - 0.7%
   EXPIRATION DATE/ UNDERLYING FACE
  STRIKE PRICE AMOUNT AT VALUE
4,500,000 J. Aron and Co.
 OTC Put Options on
 Japanese Yen  Feb. 96/94.03 $ 4,087,866  377,550
1,650,000 Bank of America
 OTC Put Options on
 Japanese Yen  May 96/96.85  1,543,836  99,165
1,732 Merrill Lynch
 Capital Markets
 PLC OTC Put Options
 on S&P 500  Apr. 96/577.44  1,066,791  7,655
TOTAL PURCHASED OPTIONS
(Cost $375,479)   484,370
TOTAL INVESTMENT IN SECURITIES -  100%
(Cost $66,837,559)  $ 68,464,117
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
35 Nikkei 225
Index Futures March 1996 $ 3,510,500 $ 160,755
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT
IN SECURITIES - 5.1%
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $359,156 or 0.5% of net assets.
(c) A portion of the Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $210,000.
(d) A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. A summary of the transactions during the period in which the issuers were affiliates is as follows:

 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Cardiac Control Systems, Inc.   $ 122,031 $ -  - $ 260,313
IVF America, Inc.    630,749  643,469  -  2,122,438
TOTAL $ 752,780 $ 643,469 $ - $ 2,382,751
(e) Purchased on an installment basis. Market value reflects only those payments made through December 31, 1995. The remaining installment of $75,000, is due March 1996.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $153,113,740 and $102,646,431, respectively, of which U.S. government and govern- ment agency obligations aggregated $27,299,232 and $24,353,637, respectively.
The market value of futures contracts opened and closed during the period amounted to $5,813,544 and $2,444,903, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $44,554 for the period (see
Note 5 of Notes to Financial Statements).
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   62.1%
Japan   23.7
Canada   3.7
Brazil   3.0
Bermuda   1.7
Free China   1.5
Indonesia   1.3
Others (individually less than 1%)   3.0
TOTAL   100.0%
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $66,968,509. Net unrealized appreciation aggregated $1,495,608, of which $3,126,666 related to appreciated investment securities and $1,631,058 related to depreciated investment securities.
The fund hereby designates $69,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

ASSETS

Investment in                              $ 68,464,117
securities, at
value (including
repurchase
agreements of
$11,185,000)
(cost
$66,837,559) -
See
accompanying
schedule

Cash                                        688

Receivable for                              591,546
investments
sold

Receivable for                              188,123
fund shares sold

Dividends                                   48,156
receivable

Interest receivable                         146,058

Receivable for                              15,750
daily variation
on futures
contracts

 TOTAL ASSETS                               69,454,438

LIABILITIES

Payable for                  $ 1,135,685
investments
purchased

Accrued                       47,232
management
fee

Other payables                24,906
and accrued
expenses

 TOTAL LIABILITIES                          1,207,823

NET ASSETS                                 $ 68,246,615

Net Assets
consist of:

Paid in capital                            $ 63,916,144

Distributions in                            (31,082
excess of net                              )
investment
income

Accumulated                                 2,574,244
undistributed net
realized gain
(loss) on
investments and
foreign currency
transactions

Net unrealized                              1,787,309
appreciation
(depreciation)
on investments
and assets and
liabilities in
foreign
currencies

NET ASSETS, for                            $ 68,246,615
5,796,430
shares
outstanding

NET ASSET VALUE,                            $11.77
offering price
and redemption
price per share
($68,246,615 (divided by)
5,796,430
shares)

STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                  $ 252,825
Dividends

Interest                                                                            735,553

 TOTAL INCOME                                                                       988,378

EXPENSES

Management fee                                                        $ 261,324

Transfer agent fees                                                    18,490

Accounting fees and expenses                                           44,863

Non-interested trustees' compensation                                  101

Custodian fees and expenses                                            62,335

Audit                                                                  27,233

Legal                                                                  99

Miscellaneous                                                          31

 Total expenses before reductions                                      414,476

 Expense reductions                                                    (47,375      367,101
                                                                      )

NET INVESTMENT INCOME                                                               621,277

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 4,809,779

 Foreign currency transactions                                         (17,102
                                                                      )

 Futures contracts                                                     (18,896      4,773,781
                                                                      )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 1,493,920

 Assets and liabilities in                                             132,634
foreign currencies

 Futures contracts                                                     160,755      1,787,309

NET GAIN (LOSS)                                                                     6,561,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ 7,182,367


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995

Operations                                    $ 621,277
Net investment income

 Net realized gain (loss)                      4,773,781

 Change in net unrealized appreciation         1,787,309
(depreciation)

 NET INCREASE (DECREASE) IN NET ASSETS         7,182,367
RESULTING FROM OPERATIONS

Distributions to shareholders                  (591,903)
From net investment income

 From net realized gain                        (2,259,995)

 TOTAL DISTRIBUTIONS                           (2,851,898)

Share transactions                             68,544,838
Net proceeds from sales of shares

 Reinvestment of distributions                 2,851,898

 Cost of shares redeemed                       (7,480,590)

 NET INCREASE (DECREASE) IN NET ASSETS         63,916,146
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS      68,246,615

NET ASSETS

 Beginning of period                           -

 End of period (including distributions in    $ 68,246,615
excess of net investment income of
$(31,082))

OTHER INFORMATION
Shares

 Sold                                          6,215,852

 Issued in reinvestment of distributions       243,336

 Redeemed                                      (662,758)

 Net increase (decrease)                       5,796,430


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1995

Net asset value, beginning of period             $ 10.00

Income from Investment Operations

 Net investment income                            .10

 Net realized and unrealized gain (loss)          2.20

 Total from investment operations                 2.30

Less Distributions                                (.11)
From net investment income

 From net realized gain                           (.42)

 Total distributions                              (.53)

Net asset value, end of period                   $ 11.77

TOTAL RETURN A, B                                 23.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)          $ 68,247

Ratio of expenses to average net assets           1.00%
                                                 C

Ratio of net investment income to average net     1.69%
assets

Portfolio turnover rate                           343%

A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance: total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1995    LIFE OF
                                  FUND

CONTRAFUND                        39.72%

S&P 500                           37.56%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on January 3, 1995.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
You can compare the fund's return to the performance of the Standard & Poor's Composite Index of 500 Stocks - a common proxy for the U.S. stock market. This benchmark includes reinvested dividends and capital gains, if any.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
             VIP II: CStandard
    01/03/95    10000 10000.00
    01/31/95     9870 10258.23
    02/28/95    10370 10658.00
    03/31/95    10890 10972.51
    04/30/95    11480 11295.66
    05/31/95    11730 11747.14
    06/30/95    12490 12020.03
    07/31/95    13470 12418.61
    08/31/95    13640 12449.78
    09/30/95    13940 12975.16
    10/31/95    13650 12928.84
    11/30/95    13900 13496.42
    12/29/95 13961.85 13756.36

Let's say you invested $10,000 in Contrafund Portfolio on January 3, 1995, when the fund started. By December 31, 1995, your investment would have grown to $13,972 - a 39.72% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $13,756 over the same period - a 37.56% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1995
                                        % OF FUND'S
                                        INVESTMENTS

General Motors Corp.                    1.7

Burlington Northern Sante Fe Corp.      1.7

Federal National Mortgage Association   1.2

Travelers, Inc. (The)                   1.1

Schlumberger Ltd.                       1.1

American Express Co.                    1.0

Nomura Securities Co. Ltd.              0.9

Boeing Co.                              0.9

Cisco Systems, Inc.                     0.9

WorldCom, Inc.                          0.8

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1995
                                   % OF FUND'S
                                   INVESTMENTS

Technology                         17.8

Finance                            13.3

Energy                             5.7

Durables                           4.9

Health                             4.4

Industrial Machinery & Equipment   4.3

Retail & Wholesale                 3.6

Transportation                     3.5

Basic Industries                   2.9

Aerospace & Defense                2.5

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




An interview with
Will Danoff, Portfolio
Manager of Contrafund
Portfolio
Q. HOW DID THE FUND PERFORM, WILL?
A. The fund performed well. Since its inception on January 3, 1995 through the end of the period December 31, 1995, the fund outperformed the S&P 500 Index, which rose 37.56% during the same period.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The fund beat the average growth fund in 1995 primarily because it invested heavily in technology stocks in the first three quarters of the year and took profits earlier than most funds in the fourth quarter. The fund also de-emphasized sectors sensitive to the consumer and the economy, such as retailing and transportation, which performed poorly in 1995. The second half of the year was dominated by the slowing U.S. economy, which boosted prices of bonds and interest rate-sensitive stocks, but caused many companies, particularly those sensitive to the economy, to report disappointing earnings. The major factor influencing results of the fund and the overall market in the second half of the year was the peaking of the technology sector. The fund reduced its weighting in technology stocks from 32% at the end of June to about 18% at the end of the year.
Q. YOU CONTINUED TO INCREASE THE FUND'S HOLDINGS IN THE ENERGY SECTOR DURING THE PERIOD. WHAT WAS YOUR STRATEGY?
A. Expectations in the sector were low. I recently read an article in THE WALL STREET JOURNAL entitled, "For Oil Traders, 1996 Is Looking Bad or Worse." This headline captured the market's pessimistic view of oil prices and also was indicative of its negative bias toward energy stocks. Most energy service stocks have traded sideways for the last five years, performing dramatically worse than the average stock, which has more than doubled during the same period. But, while oil and gas prices have held steady, many of the energy service companies have improved their operations significantly. Many of these companies, including the fund's holdings Schlumberger and Camco International, have cut costs and capital needs meaningfully, increased market shares by acquiring smaller competitors or watching them go out of business, and strengthened their product lines by introducing or acquiring new, often high tech solutions for their customers.
Q. WHERE ELSE DID YOU FIND INVESTMENT OPPORTUNITIES?
A. The fund has raised its weightings in Japan during the past six months. Japanese securities accounted for about 3% of the fund at the end of 1995. Japan has been in a bear market for the last five years and the average stock has fallen more than 50% during that time. Expectations for the market and the economy have been extremely low, with many local investors having put their savings everywhere but the Japanese stock market despite near-record low valuations on many stocks. In contrast to the lousy investor sentiment, corporate fundamentals have been improving. Forced by the strengthening yen and the weak domestic economy, Japanese companies have cut costs significantly to stay competitive in the world marketplace and stabilize their eroding profits.
Q. WHAT INVESTMENTS HAVEN'T WORKED OUT AS YOU WOULD HAVE LIKED?
A. The biggest disappointment during the past six months was not selling the technology holdings sooner and faster. The investing environment was characterized by excessive optimism, as seen in the record numbers of initial public offerings of small technology companies, the media excitement over Microsoft's Windows 95 and the growing popularity of the Internet, as well as record asset growth for technology sector mutual funds and extremely high valuations relative to corporate profits.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. The fund is positioned cautiously for the first half of the year. Last year's near-record bond market performance, which helped propel the stock market to new highs throughout the year, is unlikely to repeat itself. The Federal Reserve Board has already cut interest rates twice in the last six months so the economy, although weak in spots, will probably not deteriorate further. A stronger - or better than expected - economy should push interest rates up and could force the stock market to fall. In addition, the stock market has been trading at very high historic valuation levels relative to corporate earnings and dividends. The market has gone without a 12% correction for over five years - the longest streak ever. Given the expensive prices of U.S. stocks currently, the fund is positioned conservatively for opportunities if the market falls this year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in companies undergoing positive changes and turnarounds
START DATE: January 3, 1995
SIZE: as of December 31, 1995, more than $876 million
MANAGER: Will Danoff, since January 1995;
manager, Fidelity Contrafund, since 1990;
assistant Fidelity Magellan Fund, 1990;
manager, Fidelity Select Retailing Portfolio,
1986 -1989; joined Fidelity in 1986
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
INVESTMENTS DECEMBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 71.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.5%
AEROSPACE & DEFENSE - 1.7%
Alliant Techsystems, Inc.   21,600 $ 1,093,500
Boeing Co.   100,900  7,908,038
C A E Industries Ltd.   216,900  1,649,384
General Motors Corp. Class H  26,800  1,316,550
McDonnell Douglas Corp.   30,000  2,760,000
  14,727,472
DEFENSE ELECTRONICS - 0.8%
Logicon, Inc.   43,200  1,188,000
Loral Corp.   150,000  5,306,250
Tracor, Inc. (a)  11,600  168,200
Trimble Navigation Ltd. (a)  30,000  558,750
  7,221,200
TOTAL AEROSPACE & DEFENSE   21,948,672
BASIC INDUSTRIES - 2.9%
CHEMICALS & PLASTICS - 1.4%
Cambrex  Corp.   55,000  2,275,625
Cytec Industries, Inc. (a)  46,500  2,900,438
Potash Corp. of Saskatchewan  22,500  1,595,540
Raychem Corp.   1,700  96,688
Sealed Air Corp. (a)  180,000  5,062,500
  11,930,791
METALS & MINING - 1.2%
Aluminum Co. of America  80,000  4,230,000
Brush Wellman, Inc.   25,000  431,250
Dayton Mining Corp. (a)  176,000  741,745
Inco Ltd.   150,000  4,961,154
  10,364,149
PAPER & FOREST PRODUCTS - 0.3%
Kimberly-Clark Corp.   31,200  2,581,800
TOTAL BASIC INDUSTRIES   24,876,740
CONGLOMERATES - 1.0%
Tyco International Ltd.   105,400  3,754,875
United Technologies Corp.   50,000  4,743,750
  8,498,625
CONSTRUCTION & REAL ESTATE - 1.5%
BUILDING MATERIALS - 0.2%
Cooper Cameron Corp.   15,700  557,350
USG Corp. (a)  42,000  1,260,000
  1,817,350
CONSTRUCTION - 0.6%
Continental Homes Holding Corp.   50,000  1,231,250
Pulte Corp.   45,800  1,540,025
Redman Industries, Inc. (a)  60,000  2,025,000
  4,796,275
ENGINEERING - 0.2%
Fluor Corp.   25,000  1,650,000
REAL ESTATE - 0.2%
Metroplex BHD  2,078,000  1,694,155
REAL ESTATE INVESTMENT TRUSTS - 0.3%
Crescent Real Estate Equities, Inc.   30,200  1,030,575
Felcor Suite Hotels, Inc.  20,000  555,000
Public Storage, Inc.   70,000  1,330,000
  2,915,575
TOTAL CONSTRUCTION & REAL ESTATE   12,873,355

 SHARES VALUE (NOTE 1)
DURABLES - 4.9%
AUTOS, TIRES, & ACCESSORIES - 3.6%
Chrysler Corp.   108,900 $ 6,030,338
Dana Corp.   102,200  2,989,350
General Motors Corp.   275,000  14,540,625
Honda Motor Co. Ltd.   86,000  1,744,875
Lear Seating Corp. (a)  174,800  5,069,200
  30,374,388
TEXTILES & APPAREL - 1.3%
Andayani Megah PT  1,000,000  710,694
Intimate Brands, Inc. Class A  65,400  981,000
NIKE, Inc. Class B  80,000  5,570,000
Oshkosh B'Gosh, Inc. Class A  90,000  1,575,000
Warnaco Group, Inc. Class A  75,000  1,875,000
  10,711,694
TOTAL DURABLES   41,086,082
ENERGY - 5.7%
ENERGY SERVICES - 3.5%
Diamond Offshore Drilling, Inc. (a)  15,000  506,250
ENSCO International, Inc. (a)  34,000  782,000
Halliburton Co.   113,800  5,761,125
Nabors Industries, Inc.   72,700  808,788
Pride Petroleum Services, Inc. (a)  227,600  2,418,250
Schlumberger Ltd.   129,100  8,940,175
Smith International, Inc. (a)  272,400  6,401,400
Sonat Offshore Drilling, Inc.   19,900  890,525
Tidewater, Inc.   112,600  3,546,900
  30,055,413
INDEPENDENT POWER - 0.5%
Thermo Electron Corp. (a)  74,300  3,863,600
OIL & GAS - 1.7%
Anderson Exploration Ltd. (a)  100,000  1,026,130
Blue Range Resource Corp. Class A (a)  132,100  1,161,872
Camco International, Inc.   153,200  4,289,600
Renaissance Energy Ltd. (a)  100,000  2,492,029
Rio Alto Exploration Ltd. (a)  820,900  3,234,022
Rio Alto Exploration Ltd. (a)(b)  237,000  933,686
Union Pacific Resources Group, Inc.   25,000  634,375
Vintage Petroleum, Inc.   43,000  967,500
  14,739,214
TOTAL ENERGY   48,658,227
FINANCE - 13.0%
BANKS - 2.7%
Bank of New York Co., Inc.   86,000  4,192,500
Chase Manhattan Corp.   100,000  6,062,500
Chemical Banking Corp.   50,000  2,937,500
First Bank System, Inc.   100,000  4,962,500
First Interstate Bancorp  34,800  4,750,200
Fuji Bank  9,000  197,183
  23,102,383
CREDIT & OTHER FINANCE - 2.6%
Aames Financial Corp.   30,100  839,038
American Express Co.   200,000  8,275,000
Bank of Tokyo  11,000  190,827
Beneficial Corp.   31,400  1,464,025
Green Tree Acceptance, Inc.   122,000  3,217,750
Greenpoint Financial Corp.   105,700  2,827,475
Household International, Inc.   65,400  3,866,775
Rockford Industries, Inc. (a)  100,000  950,000
  21,630,890
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
FEDERAL SPONSORED CREDIT - 1.9%
Federal Home Loan Mortgage Corp.   70,000 $ 5,845,000
Federal National Mortgage Association  80,000  9,930,000
  15,775,000
INSURANCE - 2.2%
Allmerica Financial Corp.   11,200  302,400
Allstate Corp.   100,000  4,112,500
American Financial Group, Inc.   22,000  673,750
American International Group, Inc.   15,000  1,387,500
Enhance Financial Services Group Corp.   9,600  255,600
MGIC Investment Corp.   34,500  1,871,625
Philadelphia Consolidated
 Holding Corp. (a)  25,000  406,250
SunAmerica, Inc.   10,200  484,500
Travelers, Inc. (The)  150,000  9,431,250
  18,925,375
SAVINGS & LOANS - 1.7%
Astoria Financial Corp.   42,900  1,957,313
California Federal Bank Class A (a)  80,000  1,260,000
Glendale Federal Bank Federal Savings
 Bank (a)  100,000  1,750,000
Golden West Financial Corp.   35,180  1,943,695
Great Western Financial Corp.   152,600  3,891,300
Leader Financial Corp.   59,100  2,208,863
Long Island Bancorp, Inc.   55,000  1,450,625
  14,461,796
SECURITIES INDUSTRY - 1.9%
Edwards (A.G.), Inc.   50,000  1,193,750
Lehman Brothers Holdings, Inc.   26,600  565,250
Merrill Lynch & Co., Inc.   50,000  2,550,000
Morgan Stanley Group, Inc.   10,000  806,250
Nikko Securities Co. Ltd.   10,000  127,447
Nomura Securities Co. Ltd.   367,000  7,985,977
PaineWebber Group, Inc.   28,800  576,000
Quick & Reilly Group, Inc. (The)  114,075  2,338,538
  16,143,212
TOTAL FINANCE   110,038,656
HEALTH - 4.4%
DRUGS & PHARMACEUTICALS - 1.5%
Alliance Pharmaceutical Corp. (a)  100,000  1,362,500
Biovail Corp. International, Inc.   28,200  2,165,097
Dura Pharmaceuticals, Inc.   35,600  1,237,100
Meridian Diagnostics, Inc.   230,000  2,587,500
Neurogen (a)  55,000  1,478,125
Rexall Sundown, Inc. (a)  44,500  979,000
Sepracor, Inc. (a)  82,000  1,506,750
Sequus Pharmaceuticals, Inc. (a)  50,000  712,500
Watson Pharmaceuticals, Inc. (a)  17,200  842,800
  12,871,372
MEDICAL EQUIPMENT & SUPPLIES - 1.5%
Baxter International, Inc.   50,000  2,093,750
Becton, Dickinson & Co.   20,000  1,500,000
Cardinal Health, Inc.   24,600  1,346,850
Coherent, Inc. (a)  28,000  1,134,000
Hemasure, Inc. (a)  205,000  2,613,750
Medtronic, Inc.   60,000  3,352,500
Thermedics, Inc. (a)  30,000  832,500
  12,873,350

 SHARES VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - 1.4%
ARV Assisted Living, Inc. (a)  8,200 $ 96,350
Columbia/HCA Healthcare Corp.   50,000  2,537,500
Emeritus Corp. (a)  8,100  94,163
HEALTHSOUTH Rehabilitation Corp. (a)  150,000  4,368,750
Health Management Associates, Inc.
 Class A (a)  100,000  2,612,500
Medical Resources, Inc. (a)  20,000  112,500
Total Renal Care Holdings, Inc. (a)  23,100  681,450
United Dental Care, Inc. (a)  25,000  1,031,250
  11,534,463
TOTAL HEALTH   37,279,185
INDUSTRIAL MACHINERY & EQUIPMENT - 4.3%
ELECTRICAL EQUIPMENT - 1.9%
Adflex Solutions (a)  35,000  936,250
Allen Group, Inc. (The)  20,000  447,500
BMC Industries, Inc.   140,000  3,255,000
Computer Products, Inc. (a)  157,000  1,805,500
Leitch Technology (a)  125,700  3,155,514
Omron Corp.   254,000  5,846,422
Telular Corp. (a)  16,500  142,313
  15,588,499
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
AGCO Corp.   19,500  994,500
ATS Automation (a)  174,000  2,789,790
Cascade Corp.   37,400  523,600
Case Corp.   25,500  1,166,625
Caterpillar, Inc.   88,900  5,222,875
Deere & Co.   33,000  1,163,250
Kaydon Corp.   11,900  361,463
MTS Systems Corp.   70,000  2,310,000
Toro Co.   20,000  657,500
Tylan General, Inc. (a)  67,700  829,325
Veeco Instruments, Inc. (a)  57,300  830,850
  16,849,778
POLLUTION CONTROL - 0.4%
Sanifill, Inc. (a)  40,000  1,335,000
United Waste Systems, Inc. (a)  59,900  2,231,275
  3,566,275
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   36,004,552
MEDIA & LEISURE - 1.9%
BROADCASTING - 0.4%
Heritage Media Corp. Class A (a)  9,700  248,563
Infinity Broadcasting Corp. (a)  15,000  558,750
Jacor Communications, Inc. Class A (a)  50,400  882,000
Lin Television Corp. (a)  26,300  782,425
Renaissance Communications Corp. (a)  15,000  331,875
  2,803,613
ENTERTAINMENT - 0.1%
IMAX Corp. (a)  50,000  1,137,500
LEISURE DURABLES & TOYS - 0.2%
Champion Enterprises, Inc. (a)  58,400  1,803,100
LODGING & GAMING - 0.8%
Extended Stay America, Inc. (a)  19,000  522,500
HFS, Inc. (a)  66,000  5,395,500
Players International, Inc. (a)  32,100  343,069
WMS Industries, Inc. (a)  31,800  520,725
  6,781,794
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.1%
Pulitzer Publishing Co.   18,000 $ 859,500
RESTAURANTS - 0.3%
Dave & Busters, Inc. (a)  21,960  266,265
Outback Steakhouse, Inc. (a)  65,000  2,331,875
  2,598,140
TOTAL MEDIA & LEISURE   15,983,647
NONDURABLES - 0.2%
HOUSEHOLD PRODUCTS - 0.2%
Estee Lauder Companies, Inc. (a)  12,000  418,500
Helen of Troy Corp. (a)  71,900  1,509,900
  1,928,400
PRECIOUS METALS - 0.7%
Ashanti Goldfields GDR (b)  15,000  300,000
Barrick Gold Corp.   30,000  791,586
Franco Nevada Mining Corp.   5,200  303,954
Free State Consolidated Gold Mines
 Ltd. Ord.   129,200  965,766
Kinross Gold Corp. (a)  75,000  584,069
Newmont Mining Corp.   50,000  2,262,500
Pegasus Gold, Inc. (a)  35,000  487,412
  5,695,287
RETAIL & WHOLESALE - 3.6%
APPAREL STORES - 0.7%
Cato Corp. Class A  74,700  578,925
Gap, Inc.   101,500  4,263,000
Goody's Family Clothing  52,300  457,625
TJX Companies, Inc.   5,600  105,700
  5,405,250
DRUG STORES - 0.4%
General Nutrition Companies, Inc. (a)  50,000  1,150,000
Revco (D.S.), Inc. (a)  58,300  1,646,975
Rite Aid Corp.   25,000  856,250
  3,653,225
GENERAL MERCHANDISE STORES - 0.3%
Neiman-Marcus Group, Inc.   90,800  2,133,800
Service Merchandise Co., Inc. (a)  93,700  468,500
  2,602,300
GROCERY STORES - 1.1%
Giant Food, Inc. Class A  17,500  551,250
Provigo, Inc. (a)  250,000  1,511,709
Richfood Holdings, Inc. Class A  85,700  2,292,475
Rykoff-Sexton, Inc.   99,200  1,736,000
Safeway, Inc. (a)  45,000  2,317,500
Stop & Shop Companies, Inc. (a)  50,000  1,156,250
  9,565,184
RETAIL & WHOLESALE, MISCELLANEOUS - 1.1%
Corporate Express (a)  50,000  1,506,250
Finlay Enterprises, Inc. (a)  44,000  506,000
Gadzooks, Inc. (a)  136,800  3,454,200
Office Depot, Inc. (a)  100,000  1,975,000
Sunglass Hut International, Inc. (a)  71,000  1,686,250
  9,127,700
TOTAL RETAIL & WHOLESALE   30,353,659

 SHARES VALUE (NOTE 1)
SERVICES - 1.1%
ADVERTISING - 0.1%
HA-LO Industries, Inc. (a)  14,300 $ 439,725
PRINTING - 0.1%
Devon Group, Inc. (a)  32,500  944,531
SERVICES - 0.9%
APAC Teleservices, Inc. (a)  45,500  1,518,563
Career Horizons, Inc. (a)  41,900  1,414,125
HCIA, Inc. (a)  30,000  1,402,500
Medaphis Corp. (a)  50,000  1,850,000
Service Corp. International  25,000  1,100,000
Veterinary Centers of America, Inc. (a)  23,200  391,500
  7,676,688
TOTAL SERVICES   9,060,944
TECHNOLOGY - 17.8%
COMMUNICATIONS EQUIPMENT - 2.6%
ADC Telecommunications, Inc. (a)  50,000  1,825,000
Brite Voice Systems, Inc. (a)  60,000  832,500
Cisco Systems, Inc. (a)  97,200  7,253,550
DSC Communications Corp. (a)  25,000  921,875
Jabil Circuit, Inc. (a)  45,000  506,250
Microdyne Corp. (a)  86,500  1,470,500
Network Equipment Technologies (a)  38,300  1,048,463
Octel Communications Corp. (a)  82,700  2,667,075
Perceptron, Inc.   67,000  1,490,750
U.S. Robotics Corp.   45,000  3,948,750
  21,964,713
COMPUTER SERVICES & SOFTWARE - 6.5%
ATI Technologies, Inc. (a)  55,000  433,357
Acxiom Corp. (a)  25,000  684,375
American Business Information, Inc. (a)  30,000  581,250
American Management Systems, Inc. (a)  22,100  663,000
Analysts International Corp.   97,500  2,925,000
Ascend Communications, Inc. (a)  63,200  5,127,100
Astea International, Inc. (a)  25,000  571,875
CUC International, Inc. (a)  32,700  1,115,888
Ceridian Corp. (a)  103,416  4,265,910
CompuCom Systems, Inc. (a)  47,000  446,500
Computer Data Systems, Inc.   17,000  221,000
Computer Sciences Corp. (a)  44,200  3,105,050
CyCare Systems, Inc. (a)  20,000  512,500
Datastream Systems, Inc. (a)  29,800  566,200
Electronic Arts, Inc. (a)  39,800  1,039,775
Electronics for Imaging, Inc. (a)  17,000  743,750
First Data Corp.   39,647  2,651,393
General Motors Corp. Class E  50,000  2,600,000
Harris Computer Systems Corp. (a)  51,400  693,900
Lanoptics Ltd. (Reg.) (a)  40,000  780,000
Legato Systems, Inc. (a)  10,000  310,000
MDL Information Systems, Inc. (a)  97,500  2,242,500
Mercury Interactive Group Corp. (a)  14,400  262,800
Metatools, Inc. (a)  10,600  275,600
Microsoft Corp. (a)  48,300  4,238,325
Netstar, Inc. (a)  5,000  91,250
Oracle Systems Corp. (a)  147,300  6,241,838
Paychex, Inc.   58,000  2,892,750
Progress Software Corp. (a)  44,200  1,657,500
Rand A Technology Corp. (a)  50,800  828,453
Reuters Holdings PLC ADR Class B  14,700  810,338
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Softkey International, Inc. (a)  30,000 $ 693,750
SunGard Data Systems, Inc. (a)  40,000  1,140,000
TCSI Corp. (a)  115,000  2,127,500
Technology Solutions, Inc.   58,000  1,131,000
  54,671,427
COMPUTERS & OFFICE EQUIPMENT - 3.8%
Compaq Computer Corp. (a)  65,000  3,120,000
Comverse Technology, Inc. (a)  35,000  700,000
Dell Computer Corp. (a)  65,200  2,257,550
Digital Equipment Corp. (a)  100,000  6,412,500
Discreet Logic, Inc. (a)  38,000  950,000
Filenet Corp. (a)  4,900  230,300
Gateway 2000, Inc. (a)  75,000  1,837,500
Hewlett-Packard Co.   50,500  4,229,375
Kronos, Inc. (a)  27,100  1,287,250
MICROS Systems, Inc. (a)  42,000  2,068,500
Sun Microsystems, Inc. (a)  144,500  6,592,813
Western Digital Corp. (a)  50,600  904,475
Xerox Corp.   9,000  1,233,000
  31,823,263
ELECTRONIC INSTRUMENTS - 0.6%
Credence Systems Corp. (a)  37,800  864,675
Cubic Corp.   30,000  855,000
Measurex Corp.   52,700  1,488,775
Teradyne, Inc. (a)  45,000  1,125,000
Varian Associates, Inc.   26,300  1,255,825
  5,589,275
ELECTRONICS - 4.3%
ARC International Corp. (a)  152,900  324,913
Altera Corp. (a)  53,600  2,666,600
Arrow Electronics, Inc. (a)  35,000  1,509,375
Atmel Corp. (a)  60,000  1,342,500
Burr-Brown Corp.  (a)  30,800  785,400
Chips & Technologies, Inc. (a)  36,500  328,500
Continental Circuits Corp. (a)  55,000  893,750
International Rectifier Corp. (a)  81,000  2,025,000
Kemet Corp. (a)  100,000  2,387,500
Kent Electronics Corp. (a)  28,000  1,634,500
Linear Technology Corp.   60,000  2,355,000
Maxim Integrated Products, Inc. (a)  50,000  1,925,000
Percon Acquisition, Inc. (a)  101,700  1,322,100
Pioneer Standard Electronics, Inc.   22,500  298,125
Rohm Co. Ltd.   50,000  2,819,149
SGS Thomson Microelectronics NV (a)  20,000  805,000
Samsung Electronics Co. Ltd. GDS
 (vtg.) (b)  41,000  3,925,750
Sanmina Corp. (a)  75,400  3,911,375
Solectron Corp. (a)  50,000  2,206,250
Thomas & Betts Corp.   34,800  2,566,500
Truevision, Inc. (a)  48,700  240,456
  36,272,743
PHOTOGRAPHIC EQUIPMENT - 0.0%
Fuji Photo Film Co. Ltd.   2,000  58,279
TOTAL TECHNOLOGY   150,379,700

 SHARES VALUE (NOTE 1)
TRANSPORTATION - 3.5%
AIR TRANSPORTATION - 1.5%
Atlantic Coast Airlines, Inc. (a)  14,100 $ 144,525
Atlantic Southeast Airlines, Inc.   50,000  1,075,000
Comair Holdings, Inc.   85,200  2,289,750
Delta Air Lines, Inc.   39,800  2,940,225
Midwest Express Holdings, Inc. (a)  31,800  882,450
Northwest Airlines Corp. Class A (a)  60,000  3,060,000
Southwest Airlines Co.   100,000  2,325,000
  12,716,950
RAILROADS - 1.8%
Burlington Northern Santa Fe Corp.   182,819  14,259,882
CSX Corp.   24,400  1,113,250
  15,373,132
TRUCKING & FREIGHT - 0.2%
Air Express International Corp.   53,900  1,239,700
TOTAL TRANSPORTATION   29,329,782
UTILITIES - 2.1%
CELLULAR - 0.7%
A Plus Network, Inc.   17,200  202,100
AirTouch Communications, Inc. (a)  100,000  2,825,000
Mobile Telecommunications
 Technologies, Inc. (a)  150,000  3,206,250
  6,233,350
GAS - 0.2%
Southern Union Company  50,085  1,264,646
TELEPHONE SERVICES - 1.2%
Ameritech Corp  30,000  1,770,000
Frontier Corp.   44,000  1,320,000
WorldCom, Inc. (a)  200,000  7,050,000
  10,140,000
TOTAL UTILITIES   17,637,996
TOTAL COMMON STOCKS
 (Cost $536,098,938)   601,633,509
CONVERTIBLE PREFERRED STOCKS - 0.3%
FINANCE - 0.3%
SAVINGS & LOANS - 0.3%
California Federal Bank, Series A, $1.94
 (Cost $2,022,443)   90,000 $ 2,193,750
U.S. TREASURY OBLIGATIONS - 9.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
 7 1/4%, 2/15/23 Aaa $ 11,800,000  13,492,592
 6 1/4%, 8/15/23 Aaa  6,100,000  6,276,351
 7 1/2%, 11/15/24 Aaa  10,740,000  12,909,802
 7 5/8%, 2/15/25 Aaa  20,450,000  25,006,465
 6 7/8%, 8/15/25 Aaa  23,000,000  25,939,630
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $80,877,649)   83,624,840
REPURCHASE AGREEMENTS - 18.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.91% dated
 12/29/95 due 1/2/96  $ 157,875,604 $ 157,772,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $776,771,030) $  845,224,099
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,159,436 or 0.6% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,043,025,668 and $440,065,149, respectively, of which U.S. government and government agency obligations aggregated $152,051,487 and $72,484,388, respectively.
The fund placed a portion of its portfolio securities with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $246,389 for the period (see Note 5 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1995, the aggregate cost of investment securities for income tax purposes was $777,506,842. Net unrealized appreciation aggregated $67,717,257, of which $83,570,275 related to appreciated investment securities and $15,853,018 related to depreciated investment securities.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1995

ASSETS

Investment in                                $ 845,224,099
securities, at
value (including
repurchase
agreements of
$157,772,000)
(cost
$776,771,030)
- See
accompanying
schedule

Cash                                          971

Receivable for                                71,837,052
investments
sold

Receivable for                                3,832,525
fund shares sold

Dividends                                     445,224
receivable

Interest receivable                           1,737,755

 TOTAL ASSETS                                 923,077,626

LIABILITIES

Payable for                   $ 45,549,625
investments
purchased

Payable for fund               35,777
shares
redeemed

Accrued                        421,996
management
fee

Other payables                 70,484
and accrued
expenses

 TOTAL LIABILITIES                            46,077,882

NET ASSETS                                   $ 876,999,744

Net Assets
consist of:

Paid in capital                              $ 799,584,178

Undistributed net                             275,151
investment
income

Accumulated                                   8,687,316
undistributed net
realized gain
(loss) on
investments and
foreign currency
transactions

Net unrealized                                68,453,099
appreciation
(depreciation)
on investments
and assets and
liabilities in
foreign
currencies

NET ASSETS, for                              $ 876,999,744
63,593,511
shares
outstanding

NET ASSET VALUE,                              $13.79
offering price
and redemption
price per share
($876,999,744 (divided by)
63,593,511
shares)

STATEMENT OF OPERATIONS

 JANUARY 3, 1995 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1995

INVESTMENT INCOME                                                                   $ 2,786,375
Dividends

Interest                                                                             4,013,638

 TOTAL INCOME                                                                        6,800,013

EXPENSES

Management fee                                                        $ 2,316,458

Transfer agent fees                                                    185,309

Accounting fees and expenses                                           210,939

Non-interested trustees' compensation                                  962

Custodian fees and expenses                                            39,295

Registration fees                                                      568

Audit                                                                  15,700

Legal                                                                  893

Miscellaneous                                                          25

 Total expenses before reductions                                      2,770,149

 Expense reductions                                                    (26,157       2,743,992
                                                                      )

NET INVESTMENT INCOME                                                                4,056,021

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 16,038,511

 Foreign currency transactions                                         (766          16,037,745
                                                                      )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 68,453,069

 Assets and liabilities in                                             30            68,453,099
foreign currencies

NET GAIN (LOSS)                                                                      84,490,844

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ 88,546,865


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   JANUARY 3, 1995
                                    (COMMENCEMENT
                                    OF
                                    OPERATIONS) TO
                                    DECEMBER 31,
                                    1995

Operations                                     $ 4,056,021
Net investment income

 Net realized gain (loss)                       16,037,745

 Change in net unrealized appreciation          68,453,099
(depreciation)

 NET INCREASE (DECREASE) IN NET ASSETS          88,546,865
RESULTING FROM OPERATIONS

Distributions to shareholders                   (3,710,433)
From net investment income

 From net realized gain                         (7,420,866)

 TOTAL DISTRIBUTIONS                            (11,131,299)

Share transactions                              806,897,529
Net proceeds from sales of shares

 Reinvestment of distributions                  11,131,299

 Cost of shares redeemed                        (18,444,650)

 NET INCREASE (DECREASE) IN NET ASSETS          799,584,178
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS       876,999,744

NET ASSETS

 Beginning of period                            -

 End of period (including undistributed net    $ 876,999,744
investment income of $275,151)

OTHER INFORMATION
Shares

 Sold                                           64,153,925

 Issued in reinvestment of distributions        816,078

 Redeemed                                       (1,376,492)

 Net increase (decrease)                        63,593,511


SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          JANUARY 3, 1995
                          (COMMENCEMENT
                          OF
                          OPERATIONS) TO
                          DECEMBER 31,

SELECTED PER-SHARE DATA   1995

Net asset value, beginning of period                    $ 10.00

Income from Investment Operations

 Net investment income                                   .06

 Net realized and unrealized gain (loss)                 3.91

 Total from investment operations                        3.97

Less Distributions                                       (.06)
From net investment income

 From net realized gain                                  (.12)

 Total distributions                                     (.18)

Net asset value, end of period                          $ 13.79

TOTAL RETURN A                                           39.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 877,000

Ratio of expenses to average net assets                  .72%

Ratio of net investment income to average net assets     1.07%

Portfolio turnover rate                                  132%

A TOTAL RETURN DOES NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THOSE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1995


1. SIGNIFICANT ACCOUNTING POLICIES.
Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio and Contrafund Portfolio (the funds) are funds of Variable Insurance Products Fund II (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION.
INVESTMENT GRADE BOND FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available through the pricing service are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
ASSET MANAGER PORTFOLIO, INDEX 500 PORTFOLIO, ASSET MANAGER: GROWTH PORTFOLIO AND CONTRAFUND PORTFOLIO. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts and foreign currency options, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. INCOME TAXES. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, Investment Grade Bond, Asset Manager and Index 500 Portfolios are not subject to income taxes to the extent that each fund distributes substantially all of its taxable income for the fiscal year. The Asset Manager: Growth and Contrafund Portfolios intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Asset Manager and Asset Manager: Growth Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation. The schedules of investments include information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation, paydown gains/losses on certain securities, futures and options transactions, defaulted bonds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. Each fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying U.S. Treasury or Federal Agency securities, the market value of which is required to be at least equal to the repurchase price. For term repurchase agreement transactions, the underlying securities are marked-to-market daily and maintained at a value at least equal to the repurchase price. FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. Each fund may use futures and options contracts to manage its exposure to the stock market. Buying futures, writing puts, and buying calls tend to increase the fund's exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts or purchased options at period end, is shown in the schedule of investments under the captions "Purchased Options," and "Futures Contracts," respectively. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. Each fund may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. Each fund uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $835,000 or 0.0% of net assets of the Asset Manager Portfolio.
3. PURCHASES AND SALES OF INVESTMENTS
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE.
INVESTMENT GRADE BOND, ASSET MANAGER, ASSET MANAGER: GROWTH AND CONTRAFUND PORTFOLIOS. As each fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the Asset Manager, Asset Manager:
Growth and Contrafund Portfolios, and from .1200% to .3700% for the Investment Grade Bond Portfolio. The annual individual fund fee rate is
 .40% for the Asset Manager and Asset Manager: Growth Portfolios and .30% for the Investment Grade Bond and Contrafund Portfolios.
4. FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to rates of .45%, .71%, .71% and .61%, respectively of average net assets for the Investment Grade Bond, Asset Manager, Asset Manager: Growth and Contrafund Portfolios, respectively.
The Board of Trustees has approved a new group fee rate schedule with rates ranging from .1100% to .3700% for the Investment Grade Bond Portfolio and from .2500% to .5200% for the Asset Manager, Asset Manager: Growth and Contrafund Portfolios. Effective January 1, 1996, FMR voluntarily agreed to implement these new group fee rate schedules as each results in the same or a lower management fee.
INDEX 500 PORTFOLIO. As the fund's investment adviser, FMR receives a fee that is computed at an annual rate of .28% of the fund's average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .05% of average net assets for each of the funds.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. For the Asset Manager Portfolio, the maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $3,050,000. The weighted average interest rate was 6.4%.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .80%, 1.25%, .28%, 1.00% and 1.00% of average net assets for Investment Grade, Asset Manager, Index 500, Asset
Manager: Growth and Contrafund Portfolios, respectively. For the period, the reimbursement reduced expenses by $241,437 and $46,008 for Index 500 and Asset Manager: Growth, respectively.
FMR has directed certain portfolio trades to brokers who paid a portion of each fund's expenses. For the period, expenses were reduced by $588,729, $1,367 and $26,157 for Asset Manager, Asset Manager: Growth and Contrafund Portfolios, respectively, under this arrangement.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
Information regarding transactions with affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
8. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of more than 5% of the outstanding shares of the funds and certain unaffiliated insurance companies were record owners of more than 10% of the total outstanding shares of the following funds:
 FILI UNAFFILIATED INSURANCE COMPANIES
FUND % OF OWNERSHIP # OF % OF OWNERSHIP
Investment Grade Bond 41 2 25
Asset Manager 24 3 50
Index 500 53 0 0
Asset Manager: Growth 82 0 0
Contrafund 58 1 14
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Variable Insurance Products Fund
II:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five portfolios constituting Variable Insurance Products Fund II (the "Trust") at December 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. PRICE WATERHOUSE LLP
Boston, Massachusetts
February 9, 1996
DISTRIBUTIONS


The Board of Trustees of Variable Insurance Products Fund II voted to pay on February 2, 1996, to shareholders of record at the opening of business on February 2, 1996, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 DIVIDENDS CAPITAL GAINS
 Invetsment Grade Bond $.62 -
 Asset Manager $.57 $.47
 Index 500 $.91 $2.34
 Asset Manager: Growth - $.42
 Contrafund - $.13
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
 ASSET MANAGER, ASSET MANAGER: GROWTH,
 AND CONTRAFUND PORTFOLIOS
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
 ASSET MANAGER, ASSET MANAGER: GROWTH,
 AND CONTRAFUND PORTFOLIOS
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Andrew Offit, VICE PRESIDENT
William Danoff, VICE PRESIDENT
Michael Gray, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox
Phyllis Burke Davis
Richard J. Flynn
Edward C. Johnson 3d
E. Bradley Jones
Donald J. Kirk
Peter S. Lynch
Edward H. Malone
Marvin L. Mann
Gerald C. McDonough
Thomas R. Williams
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
 INVESTMENT GRADE BOND PORTFOLIO
The Chase Manhattan Bank, N.A.
New York, NY
 ASSET MANAGER PORTFOLIO AND
 ASSET MANAGER: GROWTH PORTFOLIO
Brown Brothers Harriman & Co.
Boston, MA
 INDEX 500 PORTFOLIO AND CONTRAFUND PORTFOLIO

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For the fiscal year ended December 31, 1995, the Managed Assets Portfolio of Dreyfus Variable Investment Fund posted a total return of -.26% per share,* while the Standard & Poor's 500 Composite Stock Price Index rose 37.53%.**
    During this past year, the Portfolio was positioned to benefit from a declining stock market and a rising price in gold shares. However, the stock market experienced extraordinary returns, while gold stocks remained essentially unchanged.
THE EQUITY MARKET
    The Portfolio holds index put options and short positions intended to benefit from declines in the equity markets. The value of the options has declined, but the loss has been limited to the premiums paid. The Portfolio has also lost value by selling both stocks and S&P 500 Futures short. Through a discipline of "limiting losses" the Portfolio has exited these positions during certain periods. The bulk of the Portfolio's losses during the last fiscal year can be attributed to these positions.
    The general stock market has risen sharply during the past year in parallel with long-term Treasury bonds and strong earnings. The stock market remains at what has in the past proven to be very expensive valuation levels, particularly as measured by dividend yields on both an absolute basis and relative to Treasury bill yields. The future direction of the market becomes more complex when one considers that inflation remains tame, earnings continue to be strong, and interest rates are declining. The correction of the overvaluation of financial assets will ultimately be triggered by a change in the direction of any one of these bullish supports for stock prices.
GOLD MINING SHARES
    The Portfolio's gold share position stands at approximately 25% of the total Portfolio. Gold bullion has failed to penetrate the $400 per ounce level significantly for the past 5 years. Each rally approaching $400 per ounce is met by supply from either central banks or gold mining companies selling their production forward. At some point this supply could shift sharply into demand. Forward selling is essentially a short position that producers may scramble to reverse in a rising gold market, while the complacen cy of central banks may be altered should there be a shift in the public's current positive attitude toward financial assets. The gold shares have done little to alter the performance of the Portfolio in the last year with the exception of some net trading profits. We still believe that should the gold market penetrate the $400 per ounce level, the following rise will be quick and sharp, warranting our core position.
SPECIAL SITUATIONS
    We have maintained a 20% position in debt securities denominated in Deutsche Marks, Swiss Francs, and South African Rands. The currency profits have been locked in through hedging after the dollar dropped to 1.42 DM/$. We will continue to monitor this position in the hope that the Portfolio can take advantage of another dollar slide. The Portfolio has purchased securities in a number of emerging markets. These include Venezuelan and Argentine debt securities along with closed-end investment funds that invest in Vietnam and Russia. In total, this asset class has proven to be very profitable for the Portfolio.
    The Portfolio purchased put options that would benefit if either the Japanese bond market or the Japanese yen declined. Japan, a land mass the size of California, has a Gross Domestic Product in dollars roughly equal to the U.S. This high level, along with recent trade figures, real estate problems and other valuation techniques points to a lower yen and higher interest rates. This position was recently sold at a profit as the yen/$ foreign exchange rate moved from 85 to above 102.
    The Portfolio has purchased Japanese equities while hedging the currency exposure. The Japanese stock market appears to offer value after declining over 50% from its peak in 1989. Even though Japan is facing a difficult real estate problem, and the stock market still appears expensive relative to earnings, there seem to be some signs of a change. The market is cheap relative to book value and short-term interest rates. Technical indicators such as volatility and volume patterns point to an end to the six-year bear market. Most importantly, earnings are due to rebound as the government provides liquidity to the economy due to its real estate problems, a situation similar to the U.S. in 1991. Additionally, a weaker yen will markedly improve the health of export-oriented Japan by making the price of its goods more competitive.
    The Portfolio holds Interest Only securities (IOs). After they dropped almost 50% due to lower interest rates, the Fund began purchasing the IOs again. The IO securities are one of the cheapest and most liquid means of benefiting from rising interest rates. Even though rates have continued to decline, the Portfolio is roughly break-even on the IO investment.
    The Portfolio continues to search for value in the stock market and a few names have surfaced such as Castle & Cooke, Hartmarx, Horsham, PT TriPolyta Indonesia, A.D.R., Duty Free International, and Teledyne. While profits have been realized on a number of equities as they have reached what we feel is a fair valuation, the remaining companies continue to trade substantially below our estimates of their market values.
THE OUTLOOK
    In summary, the Portfolio's positions will generally benefit from stock market declines, interest rate increases, rising gold shares, and a number of special situations both in the U.S. and abroad. In addition, it will continue to hold a significant U.S. Treasury Bill position in anticipation of buying stocks at much cheaper levels.
    The performance of the Portfolio has been poor over the last fiscal year. While many themes that the Portfolio invested in have worked out well, the primary one, profiting during a bear stock market, has proven to be a disaster of late. The investment committee has always realized the price for being bearish too early is poor performance, both absolute and relative. In an attempt to limit the losses during a rising market and minimize weak absolute returns, the Portfolio has adhered to a policy of buying put options along with a strict discipline of exiting short positions. The markets have surely tested our conviction over the last few years, but we feel more strongly than ever that at present investors should take a cautious and conservative stance toward financial assets.
                              Sincerely,



                              Comstock Partners, Inc.
                              Investment Policy Committee
January 15, 1996
Jersey City, New Jersey

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, MANAGED ASSETS PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND
THE DOW JONES INDUSTRIAL AVERAGE
[Exhibit A:
Dollars
$22,924
Dow Jones
Industrial Average*
$22,306
Standard & Poor's 500
Composite Stock
Price Index*
$14,385
Dreyfus Variable
Investment Fund,
Managed Assets Portfolio
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
 ONE YEAR ENDED          FIVE YEARS ENDED              FROM INCEPTION (8/31/90)
 DECEMBER 31, 1995       DECEMBER 31, 1995             TO DECEMBER 31, 1995
 __________-             __________-                   _____________-
(0.26)%                  7.14%                         7.05%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Managed Assets Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted, unmanaged indices of overall stock market performance, which do not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS                                                              DECEMBER 31, 1995
COMMON STOCKS-35.4%                                                                                  SHARES          VALUE
                                                                                                   _______           ______
    BROADCASTING-1.2%                P.T. Telekomunikasi Indonesia, A.D.R.       .(a)         .....  6,900        $ 174,225
                                     Tele-Communications Liberty Media, Cl. A.....(a)                1,250           33,594
                                     Tele-Communications - TCI, Cl. A.............(a)                5,000           99,375
                                                                                                                     _____-
                                                                                                                    307,194
                                                                                                                     _____-
   CHEMICALS-.7%                      P.T. Tri Polyta Indonesia, A.D.R.                             12,500          171,875
                                                                                                                     _____-
  CONGLOMERATES-.5%.................. Teledyne                                                       5,300          135,813
                                                                                                                     _____-
   CONSUMER GROWTH
     STAPLES-.6%.............        Paragon Trade Brands                         (a)                6,000          140,250
                                                                                                                     _____-
   ELECTRICAL EQUIPMENT-.3%....     Hitachi, A.D.R.                                                    800           80,400
                                                                                                                     _____-
  ENERGY-.7%......................  Baker Hughes                                                     5,500           134,062
                                     Basin Exploration....................        (a)                10,500          51,844
                                                                                                                     _____-
                                                                                                                     185,906
                                                                                                                     _____-
   FINANCE-.3%....................  Pioneer Group                                                     2,800          76,300
                                                                                                                     _____-
   FOODS & BEVERAGES-.6%.........   Castle & Cooke                                                    1,133           18,983
                                     Dole Food..............................                         3,400           119,000
                                                                                                                     _____-
                                                                                                                     137,983
                                                                                                                     _____-
   GOLD MINING-21.1%.................Amax Gold                                    (a)                30,000          217,500
                                     Ashanti Goldfields, G.D.R. ..................(b)                14,000          281,750
                                     Bema Gold............................        (a)                87,000          174,000
                                     Buffelsfontein Gold Mining, A.D.R. ..........(a)                13,000          37,375
                                     Canyon Resources.....................        (a)                68,000          165,750
                                     Crystallex International.............        (a)                16,000          27,429
                                     Dakota Mining........................        (a)                25,000          37,500
                                     Driefontein Consolidated, A.D.R. ......                         16,300          201,713
                                     East Rand Gold & Uranium, A.D.R. ...............                30,000          81,000
                                     El Callao Mining.....................        (a)                8,000           3,516
                                     Elandsrand Gold Mining, A.D.R. .................                25,000          121,875
                                     Firstmiss Gold.......................        (a)                11,200          249,200
                                     Free State Consolidated Gold Mines, A.D.R. .....                9,800           71,050
                                     Goldcorp, Cl. A........................                         15,040          177,670
                                     Golden Shamrock Mines................        (a)                60,000          36,977
                                     Greenstone Resources.................        (a)                58,200          168,418
                                     Homestake Mining.......................                         3,200           50,000
                                     International Gold Resources.................(a)                80,000          210,989
                                     Kinross Mines, A.D.R. .................                         9,000           84,375
                                     Kloof Gold Mining, A.D.R. .............                         6,300           59,456
                                     MK Gold..............................        (a)                99,000          247,500
                                     Menzies Gold.........................        (a)                250,000         83,531
                                     Newmont Mining.........................                         5,771           261,138
                                     Pegasus Gold.........................        (a)                37,500          520,313
                                     Prime Resource Group.................        (a)                26,000          178,571
                                     Randfontein Estates Gold Mining, A.D.R. ........                7,200           46,420

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                   DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                           SHARES            VALUE
                                                                                                    _______           ______
   GOLD MINING (CONTINUED)..         Rio Amarillo Mining                       (a,b)                 80,000     $     32,234
                                     Royal Oak Mines......................        (a)                118,000         420,375
                                     Santa Fe Pacific Gold..................                         16,000          194,000
                                     Southwestern Gold....................        (a)                18,000          102,198
                                     TVX Gold.............................        (a)                59,200          419,647
                                     Vaal Reefs Exploration & Mining, A.D.R.........                 28,000          178,500
                                     Vengold..............................        (a)                82,000          66,359
                                     Winkelhaak Mines, A.D.R. ..............                         18,000          126,000
                                                                                                                     _____-
                                                                                                                     5,334,329
                                                                                                                     _____-
   HEALTH CARE-.7%.............      Tenet Healthcare                             (a)                 8,500          176,375
                                                                                                                     _____-
    HOLDING COMPANIES-.5%........... Horsham                                                         10,000          135,000
                                                                                                                     _____-
    INDUSTRIAL-1.3%..................Anglovaal                                                        5,000          213,991
                                 ....ISCOR                                                          103,400          93,046
                                     Johnnies Industrial....................                         1,414           21,336
                                                                                                                     _____-
                                                                                                                    328,373
                                                                                                                     _____-
    METALS-1.1%                      Freeport-McMoRan Copper & Gold, Cl. A.                   ....... 3,800         106,400
                                     Silver Standard Resources (Warrants).........(a,b)              40,000          164,835
                                                                                                                     _____-
                                                                                                                     271,235
                                                                                                                     _____-
   MINING-1.3%.......................Eldorado                                     (a,b)              57,000          177,473
                                     JCI, A.D.R. ...........................                         1,400           11,042
                                     Triton Mining......................        (a,b)                40,000          146,520
                                                                                                                     _____-
                                                                                                                     335,035
                                                                                                                     _____-
   MISCELLANEOUS-.8%                 Fleming Russia Securities Fund               (a)                15,000          86,250
                                     Lazard Vietnam Fund..................        (a)                10,000          106,250
                                                                                                                     _____-
                                                                                                                     192,500
                                                                                                                     _____-
   OIL-1.5%........................  Amerada Hess                                                    2,600           137,800
                                     HS Resources.........................        (a)                7,700           99,138
                                     Total S.A., A.D.R. ....................                         4,000           136,000
                                                                                                                     _____-
                                                                                                                     372,938
                                                                                                                     _____-
  OIL & GAS EXPLORATION-.5%.......   Petro-Canada                                                   11,500           132,692
                                                                                                                     _____-
  RETAIL TRADE-1.0%....              Duty Free International                                         8,200           131,200
                                     Hartmarx.............................        (a)                30,000          131,250
                                                                                                                     _____-
                                                                                                                     262,450
                                                                                                                     _____-
  SEMICONDUCTORS-.7%.................Fujitsu                                                         3,000           33,333
                                     NEC, A.D.R. ...........................                         1,600           97,600
                                     OKI Electric Industry................        (a)                3,000           26,899
                                     Toshiba................................                         3,000           23,449
                                                                                                                     _____-
                                                                                                                     181,281
                                                                                                                     _____-
                                     TOTAL COMMON STOCKS
                                       (cost $9,164,105)....................                                    $  8,957,929
                                                                                                                    =======

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                  DECEMBER 31, 1995
PREFERRED STOCKS-.6%                                                                           SHARES          VALUE
                                                                                         _____________
   CONGLOMERATES;............        Teledyne, Series E                                                 160    $      2,300
                                 METALS;    Freeport-McMoRan Copper & Gold, Cl. A.                    4,500         136,688
                                                                                                                     _____-
                                     TOTAL PREFERRED STOCKS
                                       (cost $177,297)......................                                      $ 138,988
                                                                                                                     ======

                                                                                                  CONTRACTS
                                                                                                   SUBJECT
PUT OPTIONS-3.2%                                                                                   TO PUT
                                                                                                   ______-
                                     AMEX Security Broker/Dealer Index;
                                       January `96 @ $355...................                         2,600        $  55,900
                                     Standard & Poor's 500 Index Flex Options;
                                       December `96 @ $525..................                         1,300           7,231
                                     Standard & Poor's 500 Index:
                                       March `96 @ $453...................        (k)                4,546               0
                                       March `96 @ $500.....................                         7,500           2,813
                                       March `96 @ $525.....................                         7,000           4,375
                                       March `96 @ $625.....................                         6,000           97,500
                                       June `96 @ $450......................                         1,600              500
                                       June `96 @ $475......................                         7,600           5,700
                                       June `96 @ $500......................                         5,000           6,250
                                       June `96 @ $550......................                         2,100           8,137
                                       September `96 @ $550.................                         12,700          84,138
                                       September `96 @ $575.................                         7,500           76,875
                                       December `96 @ $525..................                         1,300           7,962
                                       December `96 @ $550..................                         21,500          190,813
                                       December `96 @ $600..................                         6,000           116,250
                                       June `97 @ $550......................                         6,000           76,125
                                       June `97 @ $600......................                         3,000           69,750

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT
                                                                                                   SUBJECT
                                                                                                    TO PUT
                                                                                                    ______-
                                     U.S. Treasury Bond;
                                       7.625%, 2/15/2025;
                                          April `96 @ $103.078                (k)             $..1,950,000               19
                                                                                                                     _____-
                                     TOTAL PUT OPTIONS
                                       (cost $1,608,836)....................                                      $ 810,338
                                                                                                                     ======

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1995
                                                                                               PRINCIPAL
BONDS & NOTES-22.6%                                                                            AMOUNT          VALUE
                                                                                         _____________
       BONDS-21.8%..........        Argentinian Securities;
                                       Republic of Argentina,
                                       ..5%, 3/31/2023                (c,d,e)                 $.....250,000      $  142,656
                                     Austrian Securities;
                                       Republic of Austria,
                                       ..4.50%, 2/12/2000                (f)                      1,993,068       2,108,666
                                     German Securities;
                                       Bundesrepublik Deutschland,
                                       .. 9%, 10/20/2000                 (g)                      1,740,341       2,027,497
                                     South African Securities;
                                       Eskom,
                                       . 11%, 6/1/2008                   (h)                        987,654         804,444
                                     Venezuelan Securities;
                                       Republic of Venezuela,
                                       ... 6.75%, 3/31/2020              (c,d)                      750,000         429,844
                                                                                                                     _____-
                                                                                                                  5,513,107
                                                                                                                     _____-
                                 NOTES-.8%  Federal National Mortgage Association,
                                       Non-Callable Strips, (collateralized by
                                       FNMA Strip, 10/1/2024) Cl. 267-2,
                                       8.50%, 10/25/2024 (Interest Only Obligation)               951,427(i)        195,043
                                                                                                                     _____-
                                     TOTAL BONDS AND NOTES
                                       (cost $5,028,183)....................                                   $  5,708,150
                                                                                                                     ======
SHORT-TERM INVESTMENTS-32.0%
              U.S. TREASURY BILLS:...5.26%, 1/11/96                             (j)            $.....574,000      $  573,099
                                     5.26%, 2/29/96.........................                         126,000         124,999
                                     4.89%, 3/7/96..........................                         5,434,000      5,384,007
                                     4.85%, 3/14/96.........................                         2,036,000      2,015,131
                                                                                                                     _____-
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $8,099,336)....................                                   $  8,097,236
                                                                                                                     ======
TOTAL INVESTMENTS (cost $24,077,757)........................................                         93.8%      $23,712,641
                                                                                                    =====            ======
CASH AND RECEIVABLES (NET)..................................................                         6.2%      $  1,559,160
                                                                                                    =====            ======
NET ASSETS..................................................................                         100.0%     $25,271,801
                                                                                                    =====            ======

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,1995, these securities amounted to $802,812 or 3.2% of net assets.
    (c)  Denominated in U.S. Dollars.
    (d)  Secured by U.S. Treasury Securities.
    (e)  Scheduled variable interest rate.
    (f)  Denominated in Swiss Francs.
    (g)  Denominated in German Marks.
    (h)  Denominated in South African Rand.
    (i)  Notional face amount.
    (j) Partially held by the custodian in a segregated account as collateral for open financial futures positions.
    (k) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $19 represents approximately 0.00% of net assets:

                                                              ACQUISITION   PURCHASE         PERCENTAGE OF
PUT OPTIONS:                                                  DATE            PRICE            NET ASSETS    VALUATION*
______-                                                      ______           _____             _______-        ______
Standard & Poor's 500 Index
    March `96 @ $453 ........................           .  12/14/94           $21.99             0.00        fair value
U.S. Treasury Bond;
    7.625%, 2/15/2025, April `96 @ $103.078..               4/12/95            $4.72             0.00        fair value
    *The valuation of these securities has been determined in good faith under the direction of the Board of Trustees.

STATEMENT OF FINANCIAL FUTURES                                                      DECEMBER 31, 1995
                                                                            UNREALIZED
                                                                           MARKET VALUE                    APPRECIATION
                                                              NUMBER OF      COVERED                           (DEPRECIATION)
FINANCIAL FUTURES PURCHASED;                                  CONTRACTS   BY CONTRACTS    EXPIRATION        AT 12/31/95
                                                               _______      _____-         _______            ______-
Nikkei 225...................................                  2       $    200,600        March `96         $   300
FINANCIAL FUTURES SOLD SHORT:
Hang Seng....................................                  10      $  (655,633)      January `96          (4,204)
Japanese Yen............................        ......         2       $  (244,325)        March `96           20,600
Standard & Poor's 500........................                  13     $ (4,019,925)        March `96          (24,600)
                                                                                                               _____
                                                                                                        $      (7,904)
                                                                                                                ======


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                   DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $24,077,757)-see statement......................................                                       $23,712,641
    Cash....................................................................                                         1,522,261
    Dividends and interest receivable.......................................                                          148,197
    Net unrealized appreciation on forward currency
      exchange contracts-Note 4(a)..........................................                                           88,822
    Receivable for investment securities sold...............................                                           73,303
    Prepaid expenses........................................................                                              143
                                                                                                                        _____-
                                                                                                                   25,545,367
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $    8,040
    Due to Comstock Partners, Inc. .........................................                         8,040
    Payable for investment securities purchased.............................                       223,860
    Payable for futures variation margin-Note 4(a)..........................                         5,341
    Accrued expenses........................................................                         28,285          273,566
                                                                                                       ____           _____-
NET ASSETS..................................................................                                     $25,271,801
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $26,973,355
    Accumulated distributions in excess of
      investment income-net.................................................                                          (9,863)
    Accumulated net realized (loss) on investments..........................                                      (1,407,423)
    Accumulated net unrealized (depreciation) on investments and foreign currency transactions [including ($7,904) net unrealized
(depreciation) on financial futures-Note 4(b)]..............................                                        (284,268)
                                                                                                                       _____-
NET ASSETS at value applicable to 2,159,141 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest
    authorized).............................................................                                      $25,271,801
                                                                                                                       ======
NET ASSET VALUE, offering and redemption price per share
    ($25,271,801 / 2,159,141 shares)........................................                                           $11.70
                                                                                                                       ======



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF OPERATIONS                                                               YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                     $1,207,565
      Cash dividends (net of $4,177 foreign taxes withheld at source).......                         98,715
                                                                                                      _____
            TOTAL INCOME....................................................                                       $ 1,306,280
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                         108,913
      Sub-investment advisory fee-Note 3(a).................................                         108,913
      Professional fees.....................................................                         18,419
      Custodian fees........................................................                         15,533
      Prospectus and shareholders' reports..................................                         10,499
      Trustees' fees and expenses-Note 3(b).................................                         2,158
      Shareholder servicing costs...........................................                           422
      Registration fees.....................................................                           100
      Miscellaneous.........................................................                         6,832
                                                                                                     _____
            TOTAL EXPENSES..................................................                                         271,789
                                                                                                                       _____
            INVESTMENT INCOME-NET...........................................                                         1,034,491
                                                                                                                          _____
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments, options and foreign currency
      transactions-Note 4(a)................................................            $  (153,738)
    Net realized gain (loss) on forward currency exchange contracts-Note
4(a):
      Long transactions.....................................................               (357,372)
      Short transactions....................................................                  7,883
Net realized gain (loss) on financial futures-Note 4(a):
      Long transactions.....................................................                 15,924
      Short transactions....................................................               (767,400)
                                                                                             _____
            NET REALIZED (LOSS).............................................                                      (1,254,703)
    Net unrealized appreciation on investments and foreign currency transactions [including $26,197 net unrealized appreciation on
      financial futures]....................................................                                         162,896
                                                                                                                      _____
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                      (1,091,807)
                                                                                                                      _____
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                   $     (57,316)
                                                                                                                      =====

See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                YEAR ENDED DECEMBER 31,
                                                                                         _______________________________
                                                                                              1994                    1995
                                                                                            ______-                  ______-
OPERATIONS:
    Investment income-net...................................................         $      745,232            $   1,034,491
    Net realized gain (loss) on investments.................................                146,575               (1,254,703)
    Net unrealized appreciation (depreciation) on investments for the year..             (1,091,304)                  162,896
                                                                                             ______                    ______
      NET (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................                 (199,497)                (57,316)
                                                                                             ______                    ______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................                 (769,916)             (1,307,692)
    In excess of investment income-net......................................                  (48,981)                (9,863)
                                                                                             ______                    ______
      TOTAL DIVIDENDS.......................................................                 (818,897)              (1,317,555)
                                                                                             ______                    ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                26,699,972             8,040,165
    Dividends reinvested....................................................                 818,897                 1,317,555
    Cost of shares redeemed.................................................              (3,947,678)            (13,220,570)
                                                                                             ______                    ______
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................               23,571,191             (3,862,850)
                                                                                             ______                    ______
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................               22,552,797             (5,237,721)
NET ASSETS:
    Beginning of year.......................................................               7,956,725                30,509,522
                                                                                             ______                    ______
    End of year [including distributions in excess of investment
      income-net: $(48,981) in 1994 and $(9,863) in 1995]...................             $ 30,509,522            $ 25,271,801
                                                                                             ======                    ======

                                                                                               SHARES                 SHARES
                                                                                             ______                    ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................              2,094,088                   654,797
    Shares issued for dividends reinvested..................................                 67,318                   112,098
    Shares redeemed.........................................................                 (310,779)             (1,074,101)
                                                                                             ______                    ______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                1,850,627                (307,206)
                                                                                             ======                    ======



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991         1992          1993         1994           1995
                                                                ___-          ___-          ___-          ___-           ___-
    Net asset value, beginning of year...........              $10.11        $10.76       $10.14       $12.92          $12.37
                                                                ___-          ___-          ___-          ___-           ___-
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .41          .22           .20          .35             .51
    Net realized and unrealized gain (loss) on investments        .66         (.11)         2.71         (.56)           (.54)
                                                                ___-          ___-          ___-          ___-           ___-
      TOTAL FROM INVESTMENT OPERATIONS...........                1.07          .11          2.91         (.21)           (.03)
                                                                ___-          ___-          ___-          ___-           ___-
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.42)        (.31)         (.13)        (.32)           (.64)
    Dividends in excess of investment income-net.                 .-           .-            .-          (.02)            .-
    Dividends from net realized gain on investments               .-          (.42)          .-           .-              .-
                                                                ___-          ___-          ___-          ___-           ___-
      TOTAL DISTRIBUTIONS........................               (.42)         (.73)         (.13)        (.34)           (.64)
                                                                ___-          ___-          ___-          ___-           ___-
    Net asset value, end of year.................             $10.76        $10.14        $12.92        $12.37          $11.70
                                                                ====          ====          ====          ====           ====
TOTAL INVESTMENT RETURN..........................              10.60%         1.07%        28.59%        (1.56%)         (.26%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               1.00%          .97%          .27%          .25%           .94%
    Ratio of net investment income to average net assets        4.46%         1.88%         1.87%         3.54%          3.56%
    Decrease reflected in above expense ratios due to
      undertakings by The Dreyfus Corporation
      and Comstock Partners, Inc. ...............               2.83%         1.70%         2.25%          .88%             -
    Portfolio Turnover Rate......................              91.97%       118.78%        99.08%        25.96%          53.88%
    Net Assets, end of year (000's Omitted)......             $2,179        $1,865        $7,957       $30,510         $25,272






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company operating as a series company currently offering eight series, including the Managed Assets Portfolio, (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Comstock Partners, Inc. ("Comstock Partners") serves as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.
    The Series had dividends in excess of investment income-net for financial statement purposes resulting from Federal income tax distribution requirements.
    During the year ended December 31, 1995, the Series reclassified $27,993 charged to undistributed income-net in prior years to paid-in capital. In addition, the Series reclassified $350,175 charged to net realized gains to undistributed income-net.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
    The Series has an unused capital loss carryover of approximately $1,782,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1995. The carryover does not include net realized securities losses from November 1, 1995 through December 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $5,500 of the carryover expires in fiscal 2001, $364,100 expires in fiscal 2002 and $1,412,400 expires in fiscal 2003.
NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEES AND OTHER TRANSAC TIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly. Pursuant to a Sub-Investment Advisory
Agreement with Comstock Partners, the sub-investment advisory fee is computed at an annual rate of .375 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The agreements further provide that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, to provide personnel and facilities to perform transfer agency services for the Fund.
    (B) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options and forward currency exchange contracts during the year ended December 31, 1995 amounted to $8,587,045 and $8,299,160, respectively.

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The following summarizes open forward currency exchange contracts at December 31, 1995:

                                                              FOREIGN                                          UNREALIZED
                                                              CURRENCY                       U.S. DOLLAR      APPRECIATION
FORWARD CURRENCY CONTRACTS                                    AMOUNTS         PROCEEDS         VALUE           (DEPRECIATION)
________________                                              ______          _______          ______-          ______-
SALES:
    German Deutschemarks, expiring 2/20/96...                      2,700,000      $1,935,484        $1,886,133  $49,351
    Swiss Francs, expiring 2/20/96...........                      2,140,000      1,903,914         1,864,436    39,478
                                                                                     COST
                                                                                    _______
PURCHASES;
    Hong Kong Dollars, expiring 1/2/96.......                      180,951      $     23,408         23,401         (7)
                                                                                                                   ___-
      TOTAL..................................                                                                   $88,822
                                                                                                                   ====

    The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    The Series may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Series is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Series to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Series recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1995, and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.
    The Series may purchase put and call options, including restricted options, which are not exchange traded, in order to gain exposure to or protect against changes in the market. The Series' exposure to credit risk associated with counterparty nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.
    (B) At December 31, 1995, accumulated net unrealized depreciation on investments and forward currency exchange contracts was $284,198, consisting of $1,818,850 gross unrealized appreciation and $2,103,048 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Managed Assets Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND
    We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures of Dreyfus Variable Investment Fund, Managed Assets Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Managed Assets Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996


[Dreyfus lion "d" logo]
DREYFUS VARIABLE
INVESTMENT FUND,
MANAGED ASSETS PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
Comstock Partners, Inc.
10 Exchange Place
Jersey City, NJ 07302
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903

Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           118AR9512
[Dreyfus logo]
Variable
Investment Fund,
MANAGED ASSETS
PORTFOLIO
Annual Report
December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For its fiscal year ended December 31, 1995, the total return for the Growth and Income Portfolio of Dreyfus Variable Investment Fund was 61.89%.* This compares with a return of 37.53% for the Standard and Poor's 500 Composite Stock Price Index.** The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
    There were several reasons for this 61.89% total return of the Portfolio in 1995. First, it was a favorable period for the overall stock market. Second, the Portfolio was invested in several dozen holdings. We believe this degree of concentration provides a combination of diversification with a substantial sensitivity to the performance of individual holdings. Third, the Portfolio was fortunate to have several individual investments which performed quite well during the period. Given its relative concentration, the Portfolio's performance is sensitive to the performance of the larger individual holdings.
    The Portfolio benefited from several holdings that were subject to successful takeover bids in 1995, including Midlantic and Cordis. In addition, several technology stocks held by the Portfolio were bid up sharply by favorable fundamentals and market enthusiasm. While these were purchased as long-term investments, the valuations rose to such relaltively high levels that we felt prudence required that profits on such stocks as UUNET Technologies and Premisys Communications be realized and they are no longer held in the Portfolio.
    To help achieve the income objective, several convertible bonds and preferred stocks were included in the Portfolio. The Portfolio's performance benefited from its position in the convertible bonds of American Travelers, which sells insurance for long-term care in nursing homes. The convertible preferred stocks of several REITs provided income, but no significant contribution to capital appreciation in the Portfolio.
    There are several long-term positive forces that have provided a supportive background for the financial markets. First, the trend of inflation has remained favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable. Finally, a broad consensus has begun to emerge on the importance of limiting the U.S. budget deficit.
    We believe that the period of strongest earnings growth in the U.S. economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt. The rate of growth of the U.S. economy is decelerating. Many multinational companies have already reaped a significant portion of the profit benefits of a decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the largest positions held by the Portfolio are companies that we believe have a good chance of sustaining strong earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
    The active stock market of 1995 provided favorable opportunities for capital appreciation. Shareholders should be aware, however, that the Portfolio's 61.89% total return in 1995 was unusual. We would be surprised if it were to be repeated even if market conditions are favorable in 1996.

    We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                                  Very truly yours,


[Richard B. Hoey signature logo]


                                  Richard B. Hoey
                                  Portfolio Manager
January 25, 1996
New York, N.Y.

* Total return represents the change during the period in a hypothetical account with dividends reinvested.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged Index of stock market performance.



DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
Dollars
$15,992
Dreyfus Variable
Investment Fund,
Growth and Income
Portfolio
$14,299
Standard & Poor's 500
Composite Stock Price
Index*
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS
 ONE YEAR ENDED                             FROM INCEPTION (5/2/94)
 DECEMBER 31, 1995                          TO DECEMBER 31, 1995
 __________-                                 _____________-
 61.89%                                     32.46%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF INVESTMENTS                                                           DECEMBER 31, 1995
COMMON STOCKS-73.4%                                                                            SHARES          VALUE
                                                                                         _____________
      BANKING-3.4%..................BayBanks                                                   25,000             $ 2,456,250
                                                                                                                       _____-
     BASIC INDUSTRIES-7.4%....      Consolidated Papers                                        15,000                 841,875
                                    Crown Cork & Seal......................                    40,000 (a)            1,670,000
                                 ...Olin                                                       20,000                1,485,000
                                    Rohm & Haas............................                    20,000                1,287,500
                                                                                                                        _____-
                                                                                                                    5,284,375
                                                                                                                        _____-
       CAPITAL GOODS-2.0%........   Coltec Industries.                                        125,000 (a)            1,453,125
                                                                                                                       _____-
          CONSUMER-12.5%............Amway Asia Pacific                                         50,000                1,781,250
                                     Ethan Allen Interiors..................                   81,200 (a)            1,654,450
                                     Harcourt General.......................                   20,000                  837,500
                                     Lauder (Estee).........................                   45,000 (a)            1,569,375
                                     Lowe's.................................                   75,000                2,512,500
                                     West Marine............................                   17,500 (a)            546,875
                                                                                                                      _____-
                                                                                                                   8,901,950
                                                                                                                      _____-
             ENERGY-9.1%.............Texaco                                                    20,000               1,570,000
                                     Triton Energy..........................                   20,000               1,147,500
                                     Union Pacific Resources Group..........                   100,000               2,537,500
                                     Western Gas Resources..................                    74,400               1,199,700
                                                                                                                       _____-
                                                                                                                    6,454,700
                                                                                                                       _____-
          HEALTH CARE-3.2%.......... Mentor                                                    60,000               1,380,000
                                     ONCOR..................................                  200,000 (a)            900,000
                                                                                                                       _____-
                                                                                                                    2,280,000
                                                                                                                      _____-
        INSURANCE-6.0%...........    Allmerica Financial                                      55,000 (a)           1,485,000
                                     CMAC Investment........................                   20,000                880,000
                                     Prudential Reinsurance Holdings........                   80,000                1,870,000
                                                                                                                      _____-
                                                                                                                    4,235,000
                                                                                                                       _____-
      MEDIA/ENTERTAINMENT-4.1%...... Disney (Walt)                   .       .                  50,000              2,950,000
                                                                                                                      _____-
      MINING & METALS-3.4%...        Santa Fe Pacific Gold                                     200,000              2,425,000
                                                                                                                      _____-
        REAL ESTATE-5.1%             Patriot American Hospitality                             50,000                1,287,500
                                     Simon Property Group...................                  30,000                 731,250
                                     Sizeler Property Investors.............                  180,000               1,597,500
                                                                                                                     _____-
                                                                                                                    3,616,250
                                                                                                                      _____-
        TECHNOLOGY-5.1%............  FSI International                                       50,000 (a)            1,012,500
                                 ... Zoran                                                  124,500 (a)            2,583,375
                                                                                                                      _____-
                                                                                                                   3,595,875
                                                                                                                      _____-
        TELECOMMUNICATIONS-7.5%......GTE                                                     65,000                 2,860,000
                                     IntelCom Group.........................                200,000 (a)             2,475,000
                                                                                                                      _____-
                                                                                                                    5,335,000
                                                                                                                      _____-
       TRANSPORTATION-1.1%.....      American Freightways                                    75,000 (a)              778,125
                                                                                                                      _____-
          UTILITIES-3.5%.............Texas Utilities                                         60,000                 2,467,500
                                                                                                                       _____-
                                     TOTAL COMMON STOCKS
                                       (cost $48,824,332)...................                                     $52,233,150
                                                                                                                      =======

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                DECEMBER 31, 1995
CONVERTIBLE PREFERRED STOCKS-4.1%                                                              SHARES                VALUE
                                                                                               ______               _______
                      BANKING-2.1%   Ahmanson (H.F.) Ser D., Cum., $3.00                       25,000              $1,478,125
                                                                                                                     _____-
                 REAL ESTATE-2.0%    Merry Land & Investment, Ser. C, Cum., $2.15              15,000                431,250
                                     Oasis Residential, Ser. A, Cum., $2.25.                   20,000                515,000
                                     Tanger Factory Outlet Centers, Cum., $1.80                20,000                460,000
                                                                                                                      _____-
                                                                                                                   1,406,250
                                                                                                                      _____-
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $2,784,690)....................                                     $  2,884,375
                                                                                                                      =======

                                                                                              PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS-15.2%                                                      AMOUNT
                                                                                              ______-
              CONSUMER-3.5%          Staples, Sub Deb., 4.50%, 10/1/2000                    $  2,500,000 (b)     $  2,500,000
                                                                                                                       _____-
            ENERGY-3.4%..             Enron, Notes, 6.25%, 12/13/1998                             100,000          2,400,000
                                                                                                                       _____-
            HEALTH CARE-3.3%          Sandoz Capital, Sub. Deb., 2%, 10/6/2002                  2,500,000 (b)      2,375,000
                                                                                                                        _____-
          INSURANCE-5.0%..............American Travellers, Sub. Deb., 6.50%, 10/1/2005          2,600,000...........3,581,500
                                                                                                                       _____-
                                     TOTAL CONVERTIBLE CORPORATE BONDS
                                       (cost $9,351,583)....................                                       $10,856,500
                                                                                                                      =======
SHORT-TERM INVESTMENT-8.2%
                                 U.S. TREASURY BILL;. 6.075%, 3/7/1996
                                       (cost $5,815,953)....................                   $  5,870,000      $  5,815,996
                                                                                                                      =======
                                 TOTAL INVESTMENTS (cost $66,776,558).......                         100.9%          $71,790,021
                                                                                                     =====            =======
                                 LIABILITIES, LESS CASH AND RECEIVABLES.....                         (.9%)$           (628,861)
                                                                                                     =====            =======
NET ASSETS..................................................................                         100.0%          $71,161,160
                                                                                                     =====            =======

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $4,875,000 or approximately 6.8% of net assets.






See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $66,776,558)-see statement......................................                                     $71,790,021
    Cash....................................................................                                         408,581
    Receivable for investment securities sold...............................                                       3,206,994
    Dividends and interest receivable.......................................                                         154,300
    Prepaid expenses........................................................                                             199
                                                                                                                      _____-
                                                                                                                  75,560,095
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                 $     42,336
    Payable for investment securities purchased.............................                    4,324,665
    Accrued expenses and other liabilities..................................                       31,934          4,398,935
                                                                                                    _____              _____-
NET ASSETS..................................................................                                     $71,161,160
                                                                                                                      =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $64,667,080
    Accumulated undistributed investment income-net.........................                                           24,857
    Accumulated undistributed net realized gain on investments..............                                         1,455,760
    Accumulated net unrealized appreciation on investments-Note 4(b)........                                         5,013,463
                                                                                                                       _____-
NET ASSETS at value applicable to 3,882,738 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                       $71,161,160
                                                                                                                      =======
NET ASSET VALUE, offering and redemption price per share
    ($71,161,160 / 3,882,738 shares)........................................                                         $18.33
                                                                                                                      =======








See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF OPERATIONS                                                              YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $837 foreign taxes withheld at source).........                    $    415,869
      Interest..............................................................                         395,795
                                                                                                       _____-
          TOTAL INCOME......................................................                                       $   811,664
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                         194,344
      Registration fees.....................................................                         21,928
      Auditing fees.........................................................                         15,490
      Custodian fees........................................................                         7,548
      Prospectus and shareholders' reports..................................                         3,587
      Trustees' fees and expenses-Note 3(b).................................                         1,946
      Legal fees............................................................                         1,569
      Shareholder servicing costs-Note 3(a).................................                         421
      Miscellaneous.........................................................                         753
                                                                                                     _____-
          TOTAL EXPENSES....................................................                         247,586
      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        8,743
                                                                                                     _____-
            NET EXPENSES....................................................                                         238,843
                                                                                                                       _____
            INVESTMENT INCOME-NET...........................................                                         572,821
                                                                                                                        _____
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions.....................................................                         $ 4,307,148
      Short sale transactions...............................................                          (224,625)
                                                                                                        _____-
          NET REALIZED GAIN.................................................                                         4,082,523
    Net unrealized appreciation on investments..............................                                         5,056,480
                                                                                                                          _____
      NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.......................                                         9,139,003
                                                                                                                          _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $9,711,824
                                                                                                                      =======




See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio

STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                         ________________________________
                                                                                             1994*                     1995
                                                                                            _______                   _______
OPERATIONS:
    Investment income-net...................................................              $ 22,787                 $  572,821
    Net realized gain on investments........................................                 7,824                   4,082,523
    Net unrealized appreciation (depreciation) on investments for the year..                (43,017)                5,056,480
                                                                                            ______                     ______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................                (12,406)                9,711,824
                                                                                            ______                     ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                (22,729)                 (548,022)
    Net realized gain on investments........................................                 (7,302)               (2,627,285)
                                                                                            ______                     ______
      TOTAL DIVIDENDS.......................................................                (30,031)               (3,175,307)
                                                                                            ______                     ______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              1,053,630                 71,235,254
    Dividends reinvested....................................................                30,031                   3,175,307
    Cost of shares redeemed.................................................               (1,330)                (10,825,812)
                                                                                            ______                     ______
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................              1,082,331                 63,584,749
                                                                                            ______                     ______
          TOTAL INCREASE IN NET ASSETS......................................              1,039,894                 70,121,266
NET ASSETS:
    Beginning of year.......................................................                 _-                      1,039,894
                                                                                            ______                     ______
    End of year (including undistributed investment income-net:
      $58 in 1994 and $24,857 in 1995)......................................           $   1,039,894               $ 71,161,160
                                                                                            ======                     ======

                                                                                            SHARES                    SHARES
                                                                                           ______                     ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               84,474                    4,269,435
    Shares issued for dividends reinvested..................................                2,457                      179,268
    Shares redeemed.........................................................                (109)                    (652,787)
                                                                                           ______                     ______
      NET INCREASE IN SHARES OUTSTANDING....................................                86,822                   3,795,916
                                                                                           ======                     ======

    *From May 2, 1994 (commencement of operations) to December 31, 1994.


See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                            ____________________________
PER SHARE DATA:                                                                            1994(1)             1995
                                                                                             ___-               ___-
    Net asset value, beginning of year..........................................          $12.50               $11.98
                                                                                             ___                 ___
    INVESTMENT OPERATIONS:
    Investment income-net.......................................................            .28                   .28
    Net realized and unrealized gain (loss) on investments......................          (.43)                  7.07
                                                                                             ___                 ___
      TOTAL FROM INVESTMENT OPERATIONS..........................................          (.15)                  7.35
                                                                                             ___                 ___
    DISTRIBUTIONS:
    Dividends from investment income-net........................................           (.28)                 (.27)
    Dividends from net realized gain on investments.............................           (.09)                 (.73)
                                                                                             ___                 ___
      TOTAL DISTRIBUTIONS.......................................................           (.37)                (1.00)
                                                                                             ___                 ___
    Net asset value, end of year................................................          $11.98               $18.33
                                                                                             ___                 ___
                                                                                             ___                 ___
TOTAL INVESTMENT RETURN.........................................................          (1.22%)(2)            61.89%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....................................            .22%(2)               .92%
    Ratio of net investment income to average net assets........................            2.25%(2)             2.21%
    Decrease reflected in above expense ratios due to undertakings
      by The Dreyfus Corporation................................................           1.28%(2)               .03%
    Portfolio Turnover Rate.....................................................          237.09%(2)           255.42%
    Net assets, end of year (000's Omitted).....................................            $1,040              $71,161

(1)    From May 2, 1994 (commencement of operations) to December 31, 1994.
(2)    Not annualized.







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Growth and Income Portfolio series (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.
    However, Dreyfus had undertaken, from January 1, 1995 through July 5, 1995, to reduce the investment advisory fee paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $8,743 for the year ended December 31, 1995.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $36 for the period from December 1, 1995 through December 31, 1995.
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities during the year ended December 31, 1995:

                                                                                         PURCHASES             SALES
                                                                                        _________             ________
Long transactions....................................................                $113,942,466        $  58,087,517
Short sale transactions..............................................                   1,034,500              809,875
                                                                                         _______-             _______-
      TOTAL..........................................................                $114,976,966        $  58,897,392
                                                                                         ========             ========

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker and custodian of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no securities sold short outstanding.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments was $5,013,463, consisting of $6,536,158 gross unrealized appreciation and $1,522,695 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, Growth and Income Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996



[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
GROWTH AND INCOME PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           108AR9512
[Dreyfus logo]
Variable
Investment Fund,
GROWTH AND INCOME
PORTFOLIO
Annual Report
December 31, 1995

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Variable Investment Fund, Quality Bond Portfolio. For its annual reporting period ended December 31, 1995, your Fund produced a total return of 20.42% per share,* compared to 18.35% for the Merrill Lynch Domestic Master Index (subindex D010).** Income dividends of $.686 per share were paid during the period representing a distribution rate of 5.75% per share based on the closing net asset value, adjusted for capital gain distributions.
THE ECONOMY
    Additional evidence that economic activity remained sluggish and that inflation continued to be under control moved the Federal Reserve Board to further ease the Federal Funds rate in December. (The Federal Funds rate is the rate at which the nation's banks borrow money from each other and all other short-term rates are based on it.) This was the second reduction for this important short-term rate in 1995, the first occurring in July. The latest 25-basis-point reduction in December put the rate at 5.50%. Major incentives for this additional reduction were the inflation report in November - the increase in the Consumer Price Index was flat for the first time in 4 1/2 years - and the generally slow rate of economic growth. As it did in July, the Federal Reserve left unchanged the discount rate - the rate at which the Federal Reserve lends to member banks. The discount rate remained at 5.25% throughout 1995.
    Signs of economic slowdown increased during the latter half of the year. Weakening retail sales and very modest industrial production lent credence to fears about the possibility of recession. Consumer spending was inhibited last year by the slow rate of new job creation, sluggish growth in wages and salaries, and the continued trend of corporate cost-related layoffs. The lethargic pace of consumer spending last year culminated in one of the worst holiday sales periods since the business slump in 1990-1991, despite steep price markdowns by retailers.
    Industrial production climbed modestly during the year. By November, the nation's factories operated at only 83.1% of capacity, down for the third consecutive month. This was a reflection of weakening demand and further evidence of the diminishing pressure to raise prices. Furthermore, inventories built up by year-end, another sign of slackening demand.
    The political stalemate in Washington over the balanced budget adds additional uncertainty to the economy; ultimately an accord will be reached and fiscal policy will likely be a restraining force on the economy. As we go forward without a budget agreement, reductions in annually appropriated spending will tend to retard the economy. With an agreement, the combination of cuts in appropriations and other spending reductions should have the same effect.
    There are strong indications that inflation is under control. Until mid-year 1995, fear of inflation was the overriding concern of the Federal Reserve. Now, the focus seems to have shifted to actions designed to avoid recession. In an election year, few things are less desirable for political incumbents than recession.
PORTFOLIO OVERVIEW
    During the course of the year, the Fund's average duration was between 5 3 /4 years and 6 years. Among funds of this type, these durations were somewhat longer than the average fund. As a result of our maintaining these longer durations, our Fund was ranked in the top 1/3 of 116 portfolios in the Corporate Debt A Rated category by Lipper for one year and ranked 1 out of 71 funds for its five-year return***. We have eliminated holdings of USF&G
Corp., Rite Aid Corp. and Heller Financial. We have added Commercial Credit, Dresdner Banks, Emerson Electric, and General Motors Acceptance Corp. to the Portfolio. These changes occurred as a result of our attempt at increasing the quality of the Portfolio. The Fund has received a four star overall rating from Morningstar, Inc. out of 258 portfolios in the Fixed Income category.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,



[Garitt Kono signature logo]


                              Garitt Kono
                              Portfolio Manager
Jauuary 15, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**Source: Merrill Lynch, Pierce, Fenner and Smith, Inc. - Unlike the Portfolio, the Merrill Lynch Domestic Master Index (subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment grade securities rated A and better.
***   SOURCE: LIPPER ANALYTICAL SERVICES, INC.
       SOURCE: MORNINGSTAR, INC. - Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1995 and are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Portfolio's three-, five- and ten-year average annual returns (as applicable) with appropriate fee adjustments and a risk factor that reflects Portfolio performance relative to three-month Treasury bill monthly returns. 10% of funds in an investment category receive 5 stars; 22.5% receive 4 stars. For the 3-year period, the Portfolio received 4 stars out of 258 portfolios, and for the 5-year period, the Portfolio received 4 stars out of 220 portfolios.



DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO AND THE MERRILL LYNCH DOMESTIC MASTER INDEX (SUBINDEX D010)
[Exhibit A
$17,357
Dreyfus Variable
Investment Fund,
Quality Bond Portfolio
Dollars
$16,713
Merrill Lynch Domestic Master Index
(Subindex D010)*
*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.]
AVERAGE ANNUAL TOTAL RETURNS
 ONE YEAR ENDED              FIVE YEARS ENDED           FROM INCEPTION (8/31/90)
 DECEMBER 31, 1995           DECEMBER 31, 1995          TO DECEMBER 31, 1995
 __________-                 __________-                _____________-
 20.42%                      11.11%                     10.88%
Past performance is not predictive of future performance.
THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARG ES APPLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE PORTFOLIO AS AN UNDERLYING INVESTMENT.
The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception Date) to a
$10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex
D010) on that date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Merrill Lynch Domestic Master Index
(Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF INVESTMENTS                                                               DECEMBER 31, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES-76.2%                                                                          AMOUNT          VALUE
                                                                                         _____________
    AEROSPACE-1.2%..................Boeing,
                                       Deb., 7 1/4%, 2025...................                   $.....200,000    $     216,940
                                     McDonnell Douglas,
                                       Notes, 8 1/4%, 2000..................                         200,000         216,815
                                                                                                                      _____-
                                                                                                                     433,755
                                                                                                                      _____-
  BANKING-3.6%....................  BankAmerica,
                                       Sub. Notes, 6 3/4%, 2005.............                         1,000,000      1,033,750
                                     First Chicago, Sub. Notes:
                                       8 1/4%, 2002.........................                         15,000          16,742
                                       6 7/8%, 2003.........................                         100,000         104,313
                                     NationsBank,
                                       Sub. Notes, 6 1/2%, 2003.............                         175,000         178,141
                                                                                                                      _____-
                                                                                                                     1,332,946
                                                                                                                      _____-
                 CONSUMER-.7%       News America Holdings (Gtd. by News):
                                       Sr. Deb., 8 1/4%, 2018...............                         100,000         109,378
                                       Sr. Notes, 9 1/8%, 1999..............                         25,000          27,564
                                     Time Warner,
                                       Deb., 9.15%, 2023....................                         125,000         142,539
                                                                                                                      _____-
                                                                                                                     279,481
                                                                                                                      _____-
         FINANCE-19.9%.......        American Express Credit,
                                       Sr. Notes, 6 1/8%, 2001..............                         1,000,000      1,012,940
                                     Avco Financial Services,
                                       Sr. Notes, 6.35%, 2000...............                         1,000,000      1,020,368
                                     Commercial Credit,
                                       Notes, 7 3/4%, 2005..................                         1,000,000      1,106,038
                                     Dresdner Bank AG,
                                       Sub. Notes, 6 5/8%, 2005.............                         2,000,000      2,071,292
                                     Ford Motor Credit,
                                       Notes, 7 1/2%, 2004..................                         1,000,000      1,082,303
                                     General Motors Acceptance,
                                       Notes, 8 3/4%, 1997..................                         1,000,000 (a)   1,175,100
                                                                                                                      _____-
                                                                                                                     7,468,041
                                                                                                                      _____-
      INDUSTRIAL-8.3%.............   American Brands,
                                       Deb., 8 5/8%, 2021...................                         400,000         487,180
                                     Archer-Daniels-Midland,
                                       Deb., 10 1/4%, 2006..................                         400,000         523,667
                                     Eastman Kodak,
                                       Deb., 9.95%, 2018....................                         400,000         548,778
                                     Emerson Electric,
                                       Notes, 6.30%, 2005...................                         1,000,000      1,028,404

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995
                                                                                               PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                    AMOUNT          VALUE
                                                                                         _____________
         INDUSTRIAL (CONTINUED)....Ford Motor,
                                       Deb., 8 7/8%, 2022...................                  $.....400,000      $     499,648
                                                                                                                      _____-
                                                                                                                     3,087,677
                                                                                                                      _____-
      INSURANCE-.4%................ SunAmerica:
                                       Deb., 9.95%, 2012....................                         13,000          16,801
                                       Notes, 9%, 1999......................                         130,000         140,728
                                                                                                                      _____-
                                                                                                                     157,529
                                                                                                                      _____-
          FOREIGN-5.5%.......        Generalitat de Catalunya,
                                       Notes, 6 3/8%, 2007..................                         2,000,000      2,017,382
                                     Kingdom of Sweden,
                                       Bonds, Ser. A, Zero Coupon, 1997..............                60,000          56,057
                                                                                                                      _____-
                                                                                                                     2,073,439
                                                                                                                      _____-
   OTHER-.3%..................        City of New York,
                                        General Obligation Bonds, Ser. D, 10%, 2007                 25,000           29,594
                                     FICO Coupon Strips,
                                       Ser. 1, Zero Coupon, 5/11/2000................                95,000          75,048
                                                                                                                      _____-
                                                                                                                     104,642
                                                                                                                      _____-
      U.S. GOVERNMENT
         AND AGENCIES-36.3%         Federal National Mortgage Association,
                                       Callable Principal Strips,
                                       Ser. 1, Zero Coupon, 8/21/1996............                    55,000 (b)       52,968
                                     Government National Mortgage Association
I:
                                       7 1/2%, 3/15/2008....................                         4,264,086      4,415,974
                                       7 1/2%, 8/15/2008....................                         2,039,383      2,112,026
                                     U.S. Treasury Bonds:
                                       10 3/4%, 8/15/2005...................                         100,000         137,500
                                       11 1/4%, 2/15/2015...................                         100,000         160,078
                                       7 1/4%, 5/15/2016....................                         1,200,000      1,370,626
                                     U.S. Treasury Notes:
                                       7 1/4%, 8/31/1996....................                         230,000         232,839
                                       7 3/8%, 11/15/1997...................                         1,000,000      1,037,969
                                       8 1/2%, 11/15/2000...................                         600,000         679,219
                                       7 1/2%, 2/15/2005....................                         3,000,000      3,403,593
                                                                                                                      _____-
                                                                                                                     13,602,792
                                                                                                                      _____-
                                     TOTAL BONDS AND NOTES
                                       (cost $27,289,775)...................                                         $28,540,302
                                                                                                                      ======

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
STATEMENT OF INVESTMENTS (CONTINUED)                                                 DECEMBER 31, 1995
                                                                                               PRINCIPAL
SHORT-TERM INVESTMENTS 22.4%                                                                     AMOUNT             VALUE
                                                                                                 _______             ______
                                 AGENCY DISCOUNT NOTE;Federal Home Loan Mortgage Corp.,
                                       5 1/2%, 1/2/1996
                                       (cost $8,385,719)....................                  $..8,387,000         $  8,385,719
                                                                                                                      ======
TOTAL INVESTMENTS (cost $35,675,494)........................................                         98.6%           $36,926,021
                                                                                                     ====             ======
CASH AND RECEIVABLES (NET)..................................................                         1.4%            $ 520,820
                                                                                                     ====             ======
NET ASSETS..................................................................                         100.0%          $37,446,841
                                                                                                     ====             ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Security is subject to repurchase by the issuer at the option of the holder. Final maturity is 7/15/2005.
    (b) Zero coupon until 8/21/96, date on which a stated coupon rate of 8.40% becomes effective; the stated maturity date is 2001.






















See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF ASSETS AND LIABILITIES                                                       DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $35,675,494)-see statement......................................                                      $36,926,021
    Cash....................................................................                                         139,573
    Interest receivable.....................................................                                         423,842
    Prepaid expenses........................................................                                         5,883
                                                                                                                      _____-
                                                                                                                  37,495,319
LIABILITIES:
    Due to The Dreyfus Corporation..........................................        .                $19,674
    Payable for shares of Beneficial Interest redeemed......................                         1,329
    Accrued expenses........................................................                         27,475          48,478
                                                                                                       ___-          _____-
NET ASSETS..................................................................                                      $37,446,841
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $36,053,663
    Accumulated undistributed investment income-net.........................                                            2,898
    Accumulated undistributed net realized gain on investments..............                                          139,753
    Accumulated net unrealized appreciation on investments-Note 4...........                                         1,250,527
                                                                                                                        _____-
NET ASSETS at value applicable to 3,170,647 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial
    Interest authorized)....................................................                                         $37,446,841
                                                                                                                      ======
NET ASSET VALUE, offering and redemption price per share
    ($37,446,841 / 3,170,647 shares)........................................                                         $11.81
                                                                                                                      ======









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF OPERATIONS                                                                        YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $1,580,221
    EXPENSES:
      Investment advisory fee-Note 3(a).....................................                    $   147,830
      Custodian fees........................................................                         12,957
      Auditing fees.........................................................                         12,766
      Registration fees.....................................................                         7,573
      Organization expenses.................................................                         4,310
      Prospectus and shareholders' reports..................................                         2,874
      Trustees' fees and expenses-Note 3(b).................................                         1,463
      Legal fees............................................................                         608
      Shareholder servicing costs...........................................                         396
      Miscellaneous.........................................................                         4,520
                                                                                                    _____
          TOTAL EXPENSES....................................................                         195,297
      Less-reduction in investment advisory fee due to undertakings-Note 3(a)                        10,017
                                                                                                      _____
          NET EXPENSES......................................................                                         185,280
                                                                                                                        _____
          INVESTMENT INCOME-NET.............................................                                         1,394,941
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 4.................................                         $   628,024
    Net unrealized appreciation on investments..............................                         2,002,134
                                                                                                         _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         2,630,158
                                                                                                                           _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $4,025,099
                                                                                                                      ======









See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio

STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                         _______________-_______________-
                                                                                              1994                     1995
                                                                                             _______                  ______
OPERATIONS:
    Investment income-net...................................................              $     649,784           $ 1,394,941
    Net realized gain (loss) on investments.................................                 (101,063)               628,024
    Net unrealized appreciation (depreciation) on investments for the year..                 (776,871)               2,002,134
                                                                                                _____-                 _____-
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
          OPERATIONS........................................................                 (228,150)               4,025,099
                                                                                                _____-                 _____-
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                 (645,868)              (1,396,840)
    Net realized gain on investments........................................                  (11,191)                (387,055)
                                                                                                _____-                 _____-
      TOTAL DIVIDENDS.......................................................                 (657,059)              (1,783,895)
                                                                                                _____-                 _____-
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                 10,900,540            25,461,134
    Dividends reinvested....................................................                 657,134                 1,783,895
    Cost of shares redeemed.................................................              (2,134,797)             (5,283,531)
                                                                                                _____-                 _____-
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST
          TRANSACTIONS......................................................                  9,422,877             21,961,498
                                                                                                _____-                 _____-
          TOTAL INCREASE IN NET ASSETS......................................                   8,537,668            24,202,702
NET ASSETS:
    Beginning of year.......................................................                   4,706,471            13,244,139
                                                                                                _____-                 _____-
    End of year (including undistributed investment income-net:
      $4,797 in 1994 and $2,898 in 1995)....................................        .        $13,244,139          $37,446,841
                                                                                                ======                 ======

                                                                                               SHARES                 SHARES
                                                                                                _____-                 _____-
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                  991,178                2,224,658
    Shares issued for dividends reinvested..................................                   61,022                155,421
    Shares redeemed.........................................................                 (193,286)            (466,867)
                                                                                                _____-                 _____-
      NET INCREASE IN SHARES OUTSTANDING....................................                   858,914               1,913,212
                                                                                                ======                 ======



See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Series' financial statements.

                                                                             YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                  ___-     ___-          ___-       ___-         ___-
    Net asset value, beginning of year...........               $10.01     $10.67      $10.94      $11.81      $10.53
                                                                  ___-     ___-          ___-       ___-         ___-
    INVESTMENT OPERATIONS:
    Investment income-net........................                 .70         .92         .76         .73         .68
    Net realized and unrealized gain (loss) on investments        .66         .30         .88        (1.27)      1.42
                                                                  ___-     ___-          ___-       ___-         ___-
      TOTAL FROM INVESTMENT OPERATIONS...........                1.36        1.22        1.64        (.54)        2.10
                                                                  ___-     ___-          ___-       ___-         ___-
    DISTRIBUTIONS:
    Dividends from investment income-net.........                (.70)      (.92)       (.76)       (.73)        (.69)
    Dividends from net realized gain on investments               .-        (.03)       (.01)       (.01)        (.13)
                                                                  ___-     ___-          ___-       ___-         ___-
      TOTAL DISTRIBUTIONS........................                (.70)     (.95)        (.77)       (.74)         (.82)
                                                                  ___-     ___-          ___-       ___-         ___-
    Net asset value, end of year.................                $10.67  $10.94        $11.81      $10.53       $11.81
                                                                  ___-     ___-          ___-       ___-         ___-
                                                                  ___-     ___-          ___-       ___-         ___-
TOTAL INVESTMENT RETURN..........................                14.12%   12.09%        15.33%     (4.59%)      20.42%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                    -        -            -          -           .81%
    Ratio of net investment income to average net assets          7.52%    8.54%         6.51%      7.03%        6.13%
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation             13.13%    5.33%         3.51%      1.20%         .04%
    Portfolio Turnover Rate......................                  -       9.39%       110.62%     64.80%      263.53%
    Net Assets, end of year (000's Omitted)......              $   410    $   405       $4,706    $13,244      $37,447







See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    The Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eight series, including the Quality Bond Portfolio series (the "Series") which is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.
    The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.
    An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit's Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.
    In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.
    The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers;
and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.
NOTE 3-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to the provisions of an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the average daily value of the Series' net assets and is payable monthly.
    The Agreement further provides that if in any full year the aggregate expenses of the Series, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series, the Series may deduct from the payments to be made to Dreyfus, or Dreyfus will bear the amount of such excess to the extent required by state law.

DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    However, Dreyfus had undertaken, from January 1, 1995 through July 5, 1995, to reduce the investment advisory fee paid by the
Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings amounted to $10,017 for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund entered into a transfer agency agreement with Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, to provide personnel and facilities to perform transfer agency services for the Series.
    (B) Each trustee who is not an "affiliated person," as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $61,453,426 and $47,766,543, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $1,250,527, consisting of $1,300,586 gross unrealized appreciation and $50,059 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, Quality Bond Portfolio
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund), as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996


[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
QUALITY BOND PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           120AR9512
[Dreyfus logo]
Variable
Investment Fund,
QUALITY BOND
PORTFOLIO
Annual Report
December 31, 1995

T. Rowe Price International Stock Portfolio

Annual Report
December 31, 1995

Dear Investor
Your fund finished 1995 in line with its benchmark, the unmanaged Morgan Stanley Capital International Europe, Australia, and Far East Index, and somewhat behind it over the past six months. Many international markets continued to move ahead in the fourth quarter, capping a respectable year.
      Performance was reasonable except when compared with the remarkable U.S. stock market, which returned 37.6% as measured by the Standard & Poor's 500 Stock Index. Only Switzerland surpassed U.S. stocks in dollar terms. Established markets outperformed emerging markets worldwide. During the year, Japan, Germany, and France rose, while Brazil, Mexico, China, Korea, and many other markets fell in value.

Performance Comparison

Periods Ended 12/31/95

                                      6 Months          12 Months
                                      ________          _________

International Stock Portfolio          7.03%             11.18%
MSCI EAFE*                             8.39              11.21

* Net of withholding taxes.

      During the second half of 1995, your fund's underweighted position in the strong Japanese market impaired fund performance. This was balanced to some extent by favorable stock selection in the U.K. and Continental Europe.
      The direction of interest rates played a significant role in the equity market advances. With the outlook for inflation benign throughout the world, and many governments anxious to tighten their fiscal policies, yields fell and bonds rallied strongly, boosting stock returns. There was also help from accommodative central banks looking to stimulate softening economies. Both the Federal Reserve and the Bundesbank cut short-term rates, while the Bank of Japan pumped liquidity into the economic system.
      Perhaps the major difference between the U.S. and foreign markets during the latter part of the year was that U.S. corporate earnings lived up to expectations, while earnings were generally disappointing elsewhere. This was most likely a result of less mature economic recoveries overseas and a less aggressive approach to cost-cutting than in the U.S.

Market Review
European stock markets continued their steady ascent, making the Continent the best performing foreign region over the year. The U.K. led the round of interest rate cuts overseas after economic growth slowed to 2.4% annually in the third quarter, and inflation eased. Signs of weakening industrial production, slower monetary growth, and inflation below 2% were all contributing factors.

Market Performance
                                         Six Months Ended 12/31/95
                                   ____________________________________
                                                    Local
                                                  Currency
                                      In Local    vs. U.S.     In U.S.
                                      Currency*   Dollars**   Dollars*
                                    ____________________________________

Australia                                7.66%       4.94%      12.98%

France                                   2.33       -0.88        1.43

Germany                                  7.41       -3.30        3.86

Hong Kong                                8.44        0.07        8.51

Italy                                   -0.09        3.19        3.09

Japan                                   33.56      -17.70        9.92

Netherlands                             14.71       -3.28       10.95

Norway                                   1.63       -2.42       -0.83

Singapore                                7.14       -1.20        5.85

Spain                                   14.17       -0.19       13.95

Sweden                                   4.61        9.87       14.93

Switzerland                             17.58        0.13       17.73

United Kingdom                          12.29       -2.41        9.59

*     Source: MSCI "Perspective," net of withholding taxes.
**    Source: NatWest Securities "Quant."

      Bond yields fell everywhere, justifying higher equity prices. Lower German yields were welcomed in France by President Chirac and Prime Minister Juppe, since they then had room to reduce French rates to cope with stubbornly high unemployment of 11.5%. We expect slow but steady growth across Europe into 1997, with inflation under control.
      Our major overweighting in Europe continued to be the Netherlands at the expense of Germany and Switzerland. This was not necessarily because the Dutch economy is particularly robust, but rather because the Netherlands is home to some of the best and most reasonably priced stocks on the Continent, in our view.
      In contrast to the steady climb in European markets, the year divided into different halves for Japan. Following a miserable first half, Japanese equities sprang to life in the third quarter and continued strong through year-end. However, the gain in stocks was trimmed for U.S. investors by the yen's weakness versus the dollar.
      For the year as a whole, both the yen and Japanese stocks moved less than 5%, masking volatility in both markets. The catalyst was aggressive reflation from the Bank of Japan following continued signs of price deflation. The central bank bought bonds, increased issuance of bank notes, and intervened in currency markets.

CHART #1 Geographical Diversification

      Early signs of success have begun to appear. Bank lending is growing, the money supply is expanding, and emergence from recession seems likely. However, we believe the recovery will be weak. While valuations look attractive, many Japanese companies earn a low return on equity, and we found more compelling opportunities elsewhere.
      With the spotlight back on Japan, many other Asian markets were in eclipse, although Hong Kong and New Zealand performed reasonably well. The smaller markets in the region had a difficult year, with China and India experiencing the worst problems.
      A common thread throughout the region was the continuing downgrading of earnings expectations. Many economies overheated after several years of superior growth, and interest rates rose as a result in Malaysia, Thailand, and the Philippines. The combination of rising rates and disappointing earnings was poorly received by investors.
      Despite this negative environment, however, we added to holdings in the area since we believe the Pacific region outside of Japan remains an attractive long-term growth story, with high savings and investment coupled with sound financial management. Most markets are as cheaply valued as at any time in the past 10 years.
      Confidence is returning to the real estate market in Hong Kong, which is also benefiting from falling inflation in China. Singapore remained in good shape, buoyed by strong demand for exports of its electronic products. Korea's economy was healthy, although its stock market was hard hit by the scandal involving former President Roh. We added to these three markets during the past few months.
      Markets in Latin America were generally down, although performance varied from country to country. Argentine stocks were up while Brazilian equities fell. There were grounds for guarded optimism in Mexico. The political situation was murky, but a quick recession followed by a soundly based recovery now appears likely. The current account posted a healthy $500 million surplus after showing a $7.6 billion deficit a year ago - a major factor in the massive peso devaluation of late 1994.

Performance by Region

                                    Six Months Ended 12/31/95
                                     _______________________

Europe                                         7.98%

Japan                                          9.92

Asia (ex-Japan)                                5.78

Latin America                                 -0.29

Source: MSCI "Perspective."

      The steady economic transformation in Brazil was on track. With the real (local currency) pegged to the U.S. dollar, inflation fell, and the privatization and deregulation of public sector industries continued. Brazil dropped its proposed capital gains tax on foreigners and pursued policies friendly to stock investors.
      Chile is the role model for the region. Its high savings rate and economic deregulation have underpinned Chile's long-term dynamism, although recent signs of overheating led to some monetary tightening. We are optimistic about the long-term prospects for Latin America in general.

Summary and Outlook
We believe there are persuasive reasons to pursue a policy of international diversification over the long term, despite the superior performance of domestic equities last year. Foreign markets account for nearly two-thirds of world capitalization, and many of them offer the potential for stronger economic growth than the U.S.
      We see earnings growth slowing in the U.S. during 1996, while remaining strong internationally. Inflation is under control in Europe, monetary policy is easing, and earnings growth is approximately two years behind the U.S. cycle. Japan shows signs of responding to aggressive government policies to trigger an economic recovery. Asian earnings growth may look pedestrian measured against historical standards, but it is still projected at around 20%. Asian stock markets currently look cheaper than they did after both the 1987 crash and the last recession. Similarly, much of the bad news in Latin America is already reflected in regional stock prices.
      Therefore, we expect international stocks to perform reasonably well in 1996 and we will remain focused on buying shares at appealing prices.

                                     Respectfully submitted,



                                     Martin G. Wade
                                     President

January 31, 1996

Twenty-Five Largest Holdings
December 31, 1995
                                                  Percent of
Company                                           Net Assets
________________________________________         ____________
Wolters Kluwer, Netherlands                           2.3%

Elsevier, Netherlands                                 1.7

Royal Dutch Petroleum, Netherlands                    1.5

SmithKline Beecham, United Kingdom                    1.2

National Westminster Bank, United Kingdom             1.2

Reed International, United Kingdom                    1.1

Eaux Cie Generale, France                             0.9

Kyocera, Japan                                        0.9

Roche Holdings, Switzerland                           0.9

Nestle, Switzerland                                   0.8

Astra, Sweden                                         0.8

Telecomunicacoes Brasilias, Brazil                    0.8

Hutchison Whampoa, Hong Kong                          0.8

Shell Transport & Trading, United Kingdom             0.8

Nomura Securities, Japan                              0.8

United Engineers, Malaysia                            0.8

Mitsubishi Heavy Industries, Japan                    0.7

BBC Brown Boveri, Switzerland                         0.7

Ito-Yokado, Japan                                     0.7

Abbey National, United Kingdom                        0.7

Nippon Denso, Japan                                   0.7

Canon, Japan                                          0.7

Wharf Holdings, Hong Kong                             0.7

Norsk Hydro, Norway                                   0.7

NEC, Japan                                            0.6
____________________________________________________________

Total                                                23.5%

Chart #2 Performance Comparison

*Net of withholding taxes.

Note: The index return does not reflect expenses, which have been deducted from the fund's return. Past performance does not predict future results.

Security Classification
December 31, 1995
                                       Percent                 Market
                                       of Net       Cost        Value
Percent of Net Assets                  Assets       (000)       (000)
_______________________________        _______     _______     _______

Common Stocks and Warrants              85.9%     $42,692     $44,399
Preferred Stocks and Rights              2.2          656       1,154

Short-Term Investments                   9.1        4,683       4,683
                                        ____      _______     _______

Total Investments                       97.2       48,031      50,236

Other Assets Less Liabilities            2.8%       1,426       1,425

Net Assets                             100.0%     $49,457     $51,661

Industry Diversification
December 31, 1995
                                                       Percent of
                                                       Net Assets
                                                       ___________

Services                                                   22.5%

Finance                                                    15.7

Capital Equipment                                          14.8

Consumer Goods                                             14.7

Energy                                                      9.9

Materials                                                   7.5

Multi-Industry                                              3.0

Reserves                                                   11.9

Net Assets                                                100.0%

Average Annual Compound Total Return
Periods Ended December 31, 1995

                                          Since Inception
               1 Year                          3/31/94
               _______                    ________________

               11.18%                           7.31%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Statement of Net Assets
T. Rowe Price International Stock Portfolio / December 31, 1995
      Value

ARGENTINA - 0.7%

COMMON STOCKS
      1,926   shs        Banco de Galicia
                             Buenos Aires
                             (Class B) ADR (USD) . . . . . . .   $39,724
        644              Banco Frances del Rio de
                             la Plata ADR (USD). . . . . . . .    17,307
        353              Buenos Aires
                             Embotelladora (Class B)
                             ADR (USD) . . . . . . . . . . . .     7,281
        520              Enron Global Power &
                             Pipeline (USD)  . . . . . . . . .    12,870
      7,721              Naviera Perez (Class B) . . . . . . .    40,913
      5,630          *   Sociedad Comercial
                             del Plata . . . . . . . . . . . .    14,916
        250          *   Sociedad Comercial
                             del Plata ADS (USD) . . . . . . .     6,625
        310              Telecom Argentina
                             ADS (USD) . . . . . . . . . . . .    14,764
      3,260              Telecom Argentina Stet
                             (Class B) . . . . . . . . . . . .    15,384
      3,900              Telefonica de Argentina
                             (Class B) ADR (USD) . . . . . . .   106,275
      1,200              Transportadora de Gas
                             del Sur ADR (USD) . . . . . . . .    15,450
      3,400              YPF Sociedad Anonima
                              (Class D) ADR (USD). . . . . . .    73,525
Total Argentina                                                  365,034

AUSTRALIA - 1.6%

COMMON STOCKS
      6,000              Amcor   . . . . . . . . . . . . . . .   42,367
     29,241              Australia Gas & Light . . . . . . . .   109,757
      8,352              Broken Hill Proprietary . . . . . . .   117,949
     22,153              Burns Philip & Company. . . . . . . .    49,562
      3,781              Coca Cola Amatil  . . . . . . . . . .    30,155
      5,073              Lend Lease Corporation  . . . . . . .    73,527
     11,032              News Corporation  . . . . . . . . . .    58,874
     10,000              Publishing & Broadcasting . . . . . .    34,860
     11,600          *   TNT     . . . . . . . . . . . . . . .   15,347
     17,000              Tabcorp Holdings  . . . . . . . . . .    48,015
      7,500              Western Mining  . . . . . . . . . . .    48,164
     19,000              Westpac Banking . . . . . . . . . . .    84,168
     14,000              Woodside Petroleum  . . . . . . . . .    71,592
                                                                 784,337

PREFERRED STOCKS
     21,000          *   Sydney Harbour
                             Casino Holdings . . . . . . . . .    26,535
      3,000              TNT, Cum. Cv., 8.00%  . . . . . . . .     4,259
                                                                  30,794
Total Australia                                                  815,131

AUSTRIA - 0.2%

COMMON STOCKS
        130   shs        EVN     . . . . . . . . . . . . . . $   17,865
        320              Flughafen Wien  . . . . . . . . . . .    21,591
        410              Oesterreichische
                             Elektrizitats . . . . . . . . . .    24,652
                                                                  64,108
PREFERRED STOCK
        360              Creditanstalt Bankverein. . . . . . .    18,503

Total Austria                                                     82,611

BELGIUM - 0.9%

COMMON STOCKS
        330              Generale Banque . . . . . . . . . . .   114,373
        890              Kredietbank . . . . . . . . . . . . .   243,140
         89              UCB     . . . . . . . . . . . . . . .   118,243

Total Belgium                                                    475,756

BRAZIL - 2.3%

COMMON STOCKS
      1,700          *   Brazil Fund (USD) . . . . . . . . . .    35,913
  1,350,000              Companhia Siderurgica
                             Nacional  . . . . . . . . . . . .    27,778
    268,820              Eletrobras  . . . . . . . . . . . . .    72,736
      3,390              Eletrobras ADR (USD)  . . . . . . . .    45,765
  1,018,000              Telecomunicacoes
                             Brasilias . . . . . . . . . . . .    39,379
                                                                 221,571
PREFERRED STOCKS & RIGHTS
 10,302,407          Banco Bradesco  . . . . . . . . . . . . .    90,093
    240,891   rts    *   Banco Bradesco  . . . . . . . . . . .       397
     69,000   shs        Banco Itau  . . . . . . . . . . . . .    19,238
    156,158              Brahma  . . . . . . . . . . . . . . .    64,264
    135,300              Brasmotor . . . . . . . . . . . . . .    26,865
    117,040              Cia Cimento Portland Itau . . . . . .    27,935
        330          *   Cia Energetica de Sao
                             Paulo Sponsored
                             ADR (USD) . . . . . . . . . . . .     2,867
        440          *   Cia Energetica de Sao
                             Paulo ADS (USD) . . . . . . . . .     3,823
        500          *   Cia Energetica de Sao
                             Paulo Non-Voting
                             ADS (USD) . . . . . . . . . . . .     4,344
  1,574,468              Cia Energetica Minas
                             Gerais  . . . . . . . . . . . . .    34,826
      1,476              Cia Energetica Minas
                             Gerais Non-Voting
                             ADR (USD) . . . . . . . . . . . .    32,656
    138,000              Cia Tecidos Norte
                             de Minas  . . . . . . . . . . . .    46,142
  1,040,000              Lojas Americanas  . . . . . . . . . .    24,395
    220,000              Petrol Brasileiros  . . . . . . . . .    18,784
      Value
  1,715,760   shs        Telecomunicacoes
                             Brasilias . . . . . . . . . . . .   $82,611
      6,284          *   Telecomunicacoes
                             Brasilias ADR (USD) . . . . . . .   297,704
    320,000              Telecomunicacoes de
                             Sao Paulo . . . . . . . . . . . .    47,078
    650,000              Unibanco  . . . . . . . . . . . . . .    25,412
    327,684   rts    *   Unibanco  . . . . . . . . . . . . . .         0
 77,289,350   shs        Usiminas  . . . . . . . . . . . . . .    62,817
      8,220              Usiminas ADS (USD)  . . . . . . . . .    67,815
                                                                 980,066

Total Brazil                                                   1,201,637

CANADA - 0.3%

COMMON STOCKS
      3,500              Alcan Aluminum  . . . . . . . . . . .   108,614
      2,070              MacMillan Bloedel . . . . . . . . . .    25,581
      1,390              Royal Bank of Canada  . . . . . . . .    31,684

Total Canada                                                     165,879

CHILE - 0.9%

COMMON STOCKS
        141              AFP Providia ADR (USD). . . . . . . .     3,895
      2,440              Chile Fund (USD)  . . . . . . . . . .    63,440
        740              Chilectra ADR (USD) . . . . . . . . .    37,000
      1,070              Chilgener ADS (USD) . . . . . . . . .    26,750
      1,150              Compania Cervecerias
                             Unidas ADS (USD)  . . . . . . . .    26,738
        498              Compania
                             Telecomunicaciones
                             ADR (USD) . . . . . . . . . . . .    41,272
      2,992              Empresa Nacional de
                             Electric ADS (USD)  . . . . . . .    68,068
      1,249              Enersis ADS (USD) . . . . . . . . . .    35,596
     18,990              Five Arrows Chile
                             Investment
                             Trust (USD) . . . . . . . . . . .    56,210
      2,120              Genesis Chile Fund (USD). . . . . . .    85,860

Total Chile                                                      444,829

CHINA - 0.6%

COMMON STOCKS
     10,500          *   Huaneng Power
                             International (Class N)
                             ADR (USD) . . . . . . . . . . . .   156,187
    164,000              Maanshan Iron &
                             Steel (HKD) . . . . . . . . . . .    22,906
    250,000              Shanghai Petrochemical
                             (Class H) (HKD) . . . . . . . . .    71,937
    212,000              Yizheng Chemical Fibre
                             (Class H) (HKD) . . . . . . . . .    47,705

Total China                                                      298,735

DENMARK - 0.2%

COMMON STOCKS
      1,000   shs        Den Danske Bank . . . . . . . . . . .   $68,978
        290              Tele Danmark (Class B)  . . . . . . .    15,825
        900              Unidanmark (Class A)  . . . . . . . .    44,575

Total Denmark                                                    129,378

FINLAND - 0.1%

COMMON STOCK
      1,820              Nokia Oy (Class A)  . . . . . . . . .    70,299

FRANCE - 7.0%
COMMON STOCKS & WARRANTS
        995              Accor   . . . . . . . . . . . . . . .   128,820
      1,455              Assurances Generales
                             de France . . . . . . . . . . . .    48,728
        535              Carrefour . . . . . . . . . . . . . .   324,583
        628              Castorama Dubois  . . . . . . . . . .   102,850
        655              Chargeurs . . . . . . . . . . . . . .   131,348
      2,180              Cie de St. Gobain . . . . . . . . . .   237,721
        559              Credit Local de France  . . . . . . .    44,747
      4,730              Eaux Cie Generale . . . . . . . . . .   472,227
      1,090              Ecco    . . . . . . . . . . . . . . .   164,936
      2,200              Elf Aquitaine . . . . . . . . . . . .   162,091
        800              GTM Entrepose . . . . . . . . . . . .    56,116
        408              Guilbert  . . . . . . . . . . . . . .    47,907
         28              Hermes International  . . . . . . . .     5,260
        230              L'Oreal . . . . . . . . . . . . . . .    61,574
      1,165              LVMH    . . . . . . . . . . . . . . .   242,659
      1,724              Lafarge-Coppee  . . . . . . . . . . .   111,073
      1,370              Lapeyre . . . . . . . . . . . . . . .    68,262
        480              Legrand . . . . . . . . . . . . . . .    74,103
      1,000              Pinault Printemps . . . . . . . . . .   199,510
      1,300              Poliet  . . . . . . . . . . . . . . .   105,603
        662              Primagaz  . . . . . . . . . . . . . .    52,587
         37   wts    *   Primagaz, 6/30/98 . . . . . . . . . .       317
        350   shs        Rexel   . . . . . . . . . . . . . . .   59,108
        826              Sanofi  . . . . . . . . . . . . . . .    52,947
        330              Societe Generale
                             de France . . . . . . . . . . . .    40,770
        250              Sodexho . . . . . . . . . . . . . . .    73,514
      2,700              Television Francaise  . . . . . . . .   289,463
      2,450              Total (Class B) . . . . . . . . . . .   165,351
      1,999              Valeo   . . . . . . . . . . . . . . .   92,582

Total France                                                   3,616,757

GERMANY - 4.0%

COMMON STOCKS & WARRANTS
        150              Allianz Holdings  . . . . . . . . . .   292,994
         88              Altana  . . . . . . . . . . . . . . .    51,223
        760              Bayer   . . . . . . . . . . . . . . .   201,828
        170              Bilfinger & Berger  . . . . . . . . .    64,350
        126              Buderus . . . . . . . . . . . . . . .    49,012
      2,510   shs        Deutsche Bank . . . . . . . . . . . .   $119,157
        513              Gehe    . . . . . . . . . . . . . . .   261,060
         50          *   Gehe, new . . . . . . . . . . . . . .    24,765
        162              Hoechst . . . . . . . . . . . . . . .    44,043
        300          *   Hornbach Baumarkt . . . . . . . . . .    12,904
        486              Mannesmann  . . . . . . . . . . . . .   154,727
        843          *   Praktiker . . . . . . . . . . . . . .    24,212
      1,590              Rhon Klinikum . . . . . . . . . . . .   158,501
      1,801              Schering  . . . . . . . . . . . . . .   119,761
         79              Siemens . . . . . . . . . . . . . . .    43,231
      4,760              Veba    . . . . . . . . . . . . . . .   202,080
        160   wts    *   Veba, 4/6/98  . . . . . . . . . . . .    25,207
        273   shs        Volkswagen  . . . . . . . . . . . . .    91,539
         80   wts    *   Volkswagen International
                             Finance, 10/27/98 . . . . . . . .     7,111
                                                               1,947,705

PREFERRED STOCKS
        222   shs        Fielmann  . . . . . . . . . . . . . .    11,452
        830              Hornbach  . . . . . . . . . . . . . .    71,168
        107              Krones  . . . . . . . . . . . . . . .    42,442
                                                                 125,062

Total Germany                                                  2,072,767

HONG KONG - 4.1%

COMMON STOCKS
     33,000              Dao Heng Bank Group . . . . . . . . .   118,642
    178,461              First Pacific . . . . . . . . . . . .   198,482
    130,000              Guangdong Investment  . . . . . . . .    78,177
    471,000              Guangzhou Investment  . . . . . . . .    90,149
     40,000              Guoco Group . . . . . . . . . . . . .   192,952
    156,399              Hong Kong Land
                             Holdings (USD)  . . . . . . . . .   289,338
     68,000              Hutchison Whampoa . . . . . . . . . .   414,200
     47,000              New World Development . . . . . . . .   204,837
     24,000              Swire Pacific (Class A) . . . . . . .   186,227
    101,000              Wharf Holdings  . . . . . . . . . . .   336,340

Total Hong Kong                                                2,109,344

INDONESIA - 0.2%

COMMON STOCK
      4,000          *   Telekom Indonesia
                             ADS (USD) . . . . . . . . . . . .   101,000
ITALY - 1.7%

COMMON STOCKS
      2,506              Arnoldo Mondadori
                             Editore . . . . . . . . . . . . .    21,713
      8,109              Assicurazioni Generali  . . . . . . .   196,327
     30,480              Banca Fideuram  . . . . . . . . . . .    35,218
      5,000              Danieli & Company,
                             savings shares  . . . . . . . . .    13,538
     14,000          *   ENI     . . . . . . . . . . . . . . .    48,926
      1,700              Imi     . . . . . . . . . . . . . . .    10,704
      Value
     11,500   shs        Istituto Naz delle
                             Assicurazioni . . . . . . . . . .   $15,243
     14,000              Italgas . . . . . . . . . . . . . . .    42,579
      1,000              RAS     . . . . . . . . . . . . . . .    11,362
      4,000              Rinascente  . . . . . . . . . . . . .    24,205
      7,031              SME     . . . . . . . . . . . . . . .    14,366
      3,668              Sasib   . . . . . . . . . . . . . . .    16,167
     11,000              Sasib, savings shares . . . . . . . .    26,874
     42,900              Stet    . . . . . . . . . . . . . . .   121,288
     22,000              Stet, savings shares  . . . . . . . .    44,883
     66,503              Telecom Italia  . . . . . . . . . . .   103,432
     23,697              Telecom Italia,
                             savings shares  . . . . . . . . .    28,977
     55,966              Telecom Italia Mobile . . . . . . . .    98,497
      1,740              Unicem  . . . . . . . . . . . . . . .     9,368

Total Italy                                                      883,667

JAPAN - 21.8%

COMMON STOCKS
      1,000              Advantest . . . . . . . . . . . . . .    51,332
      9,000              Alps Electric . . . . . . . . . . . .   103,729
     17,000              Amada   . . . . . . . . . . . . . . .   167,942
     19,000              Canon   . . . . . . . . . . . . . . .   344,116
      9,000              Citizen Watch . . . . . . . . . . . .    68,862
         12              DDI     . . . . . . . . . . . . . . .    92,978
     14,000          *   Dai Nippon Screen
                             Manufacturing . . . . . . . . . .   122,847
      4,000              Daifuku . . . . . . . . . . . . . . .    56,562
     16,000              Daiichi Pharmaceutical  . . . . . . .   227,797
     18,000              Daiwa House . . . . . . . . . . . . .   296,368
         49              East Japan Railway  . . . . . . . . .   238,237
      4,000              Fanuc   . . . . . . . . . . . . . . .   173,172
     26,000              Hitachi . . . . . . . . . . . . . . .   261,889
     25,000              Hitachi Zosen . . . . . . . . . . . .   129,540
      6,000              Honda Motor . . . . . . . . . . . . .   123,777
      8,000              Inax    . . . . . . . . . . . . . . .    75,932
      9,000          *   Ishihara Sangyo Kaisha  . . . . . . .    29,201
      6,000              Ito-Yokado  . . . . . . . . . . . . .   369,588
      7,000              Kokuyo  . . . . . . . . . . . . . . .   162,712
     21,000              Komatsu . . . . . . . . . . . . . . .   172,881
      6,000              Komori  . . . . . . . . . . . . . . .   151,090
     17,000              Kumagai Gumi  . . . . . . . . . . . .    68,329
     16,000              Kuraray . . . . . . . . . . . . . . .   175,109
      6,000              Kyocera . . . . . . . . . . . . . . .   445,714
     11,000              Makita  . . . . . . . . . . . . . . .   175,787
     13,000              Marui   . . . . . . . . . . . . . . .   270,702
     17,000              Matsushita Electric
                              Industrial . . . . . . . . . . .   276,610
     11,000              Mitsubishi  . . . . . . . . . . . . .   135,303
     48,000              Mitsubishi Heavy
                             Industries  . . . . . . . . . . .   382,605
     12,000              Mitsubishi Paper Mills  . . . . . . .    72,174
     25,000              Mitsui Fudosan  . . . . . . . . . . .   307,506
      7,000              Mitsui Petrochemical
                             Industries  . . . . . . . . . . .    57,288
      Value
      5,000   shs        Murata Manufacturing  . . . . . . . .   $184,019
     27,000              NEC     . . . . . . . . . . . . . . .   329,492
      5,000              National House  . . . . . . . . . . .    91,525
     19,000              Nippon Denso  . . . . . . . . . . . .   355,157
      5,000              Nippon Hodo . . . . . . . . . . . . .    84,746
     92,000              Nippon Steel  . . . . . . . . . . . .   315,429
         22              Nippon Telephone &
                             Telecom . . . . . . . . . . . . .   177,918
     18,000              Nomura Securities . . . . . . . . . .   392,252
      9,000              Pioneer Electronic  . . . . . . . . .   164,746
      3,000              Sangetsu  . . . . . . . . . . . . . .    75,545
     11,000              Sankyo  . . . . . . . . . . . . . . .   247,167
      2,000              Sega Enterprises  . . . . . . . . . .   110,412
     20,000              Sekisui Chemical  . . . . . . . . . .   294,431
     14,000              Sekisui House . . . . . . . . . . . .   178,983
      1,000              Seven-Eleven Japan  . . . . . . . . .    70,508
     18,000              Sharp   . . . . . . . . . . . . . . .   287,651
      6,000              Shinetsu Chemical . . . . . . . . . .   124,358
      5,000              Sony    . . . . . . . . . . . . . . .   299,758
     28,000              Sumitomo  . . . . . . . . . . . . . .   284,746
     27,000              Sumitomo Electric . . . . . . . . . .   324,262
     10,000              Sumitomo Forestry . . . . . . . . . .   153,027
      5,000              TDK     . . . . . . . . . . . . . . .   255,206
     29,000              Teijin  . . . . . . . . . . . . . . .   148,300
      9,000              Tokio Marine & Fire
                             Insurance . . . . . . . . . . . .   117,676
      3,000              Tokyo Electronics . . . . . . . . . .   116,223
      8,000              Tokyo Steel
                             Manufacturing . . . . . . . . . .   147,216
      6,000              Toppan Printing . . . . . . . . . . .    79,031
      5,000              Yurtec  . . . . . . . . . . . . . . .    87,651

Total Japan                                                   11,285,114

MALAYSIA - 2.8%

COMMON STOCKS & WARRANTS
    122,000              Affin Holdings  . . . . . . . . . . .   235,382
     17,200   wts    *   Affin Holdings, 11/15/99. . . . . . .    11,310
     43,000   shs        Berjaya Sports Toto . . . . . . . . .    99,894
     21,000   wts    *   Commerce Asset Holdings,
                              6/27/98  . . . . . . . . . . . .    54,160
     63,000   shs        MBF Capital . . . . . . . . . . . . .    63,752
    106,000              Multi-Purpose Holding . . . . . . . .   155,262
     91,000              Renong  . . . . . . . . . . . . . . .   134,725
    107,000          *   Technology Resources
                             Industries  . . . . . . . . . . .   315,982
     61,000              United Engineers  . . . . . . . . . .   389,101

Total Malaysia                                                 1,459,568

MEXICO - 1.5%

COMMON STOCKS
      8,187              Cemex (Class B) . . . . . . . . . . .    29,235
    111,962              Cifra (Class B)
                             ADR (USD) . . . . . . . . . . . .   113,082
     18,609              Fomentos Economico
                             Mexicano (Class B)  . . . . . . .    41,970
      5,420   shs    *   Gruma (Class B) . . . . . . . . . . .   $15,245
     27,945          *   Grupo Embotellador
                             de Mexico . . . . . . . . . . . .    46,726
     21,585              Grupo Financiero
                             Banamex (Class B) . . . . . . . .    36,092
         33              Grupo Financiero
                             Banamex (Class L) . . . . . . . .        48
        820          *   Grupo Financiero
                             Bancomer (Class B)
                             GDS (USD) . . . . . . . . . . . .     4,664
        607          *   Grupo Financiero
                             Bancomer (Class L)  . . . . . . .       157
     43,010              Grupo Industrial Maseca
                             (Class B) . . . . . . . . . . . .    26,313
      1,844              Grupo Modelo (Class C)  . . . . . . .     8,604
      4,060              Grupo Sidek (Class B) . . . . . . . .     1,684
      3,160              Grupo Televisa
                             GDR (USD) . . . . . . . . . . . .    71,100
      2,922              Kimberly-Clark Mexico
                             (Class A) . . . . . . . . . . . .    44,086
      1,950              Panamerican Beverages
                             (Class A) (USD) . . . . . . . . .    62,400
      5,606              Telefonos de Mexico
                             (Class L) ADS (USD) . . . . . . .   178,691
     20,434              Tolmex (Class B)  . . . . . . . . . .    91,907

Total Mexico                                                     772,004

NETHERLANDS - 8.9%

COMMON STOCKS
      3,300              ABN Amro Holdings . . . . . . . . . .   150,327
      2,420              Ahold   . . . . . . . . . . . . . . .   98,779
        356              Akzo Nobel  . . . . . . . . . . . . .    41,175
      5,086              CSM     . . . . . . . . . . . . . . .   221,861
     66,033              Elsevier  . . . . . . . . . . . . . .   880,605
      2,052              Fortis AMEV . . . . . . . . . . . . .   137,465
      1,040              Hagemeyer . . . . . . . . . . . . . .    54,310
      4,880              Internationale Nederlanden
                             Groep . . . . . . . . . . . . . .   326,002
      3,238              Koninklijke PTT
                             Nederland . . . . . . . . . . . .   117,639
        970              Nutricia  . . . . . . . . . . . . . .    78,461
      5,071              Polygram  . . . . . . . . . . . . . .   269,240
      5,490              Royal Dutch Petroleum . . . . . . . .   767,033
      1,880              Unilever  . . . . . . . . . . . . . .   264,186
     12,588              Wolters Kluwer  . . . . . . . . . . . 1,190,789

Total Netherlands                                              4,597,872

NEW ZEALAND - 0.4%

COMMON STOCKS
     13,000              Air New Zealand
                             (Class B) . . . . . . . . . . . .    44,195
     19,000              Carter Holt Harvey  . . . . . . . . .    40,991
     10,000              Fernz   . . . . . . . . . . . . . . .    26,412
     12,000              Fletcher Challenge  . . . . . . . . .    27,693
      Value
     34,702   shs        Fletcher Challenge,
                             Forests Division  . . . . . . . .   $49,458
     21,000              Telecom Corporation of
                             New Zealand . . . . . . . . . . .    90,612

Total New Zealand                                                279,361

NORWAY - 1.4%

COMMON STOCKS
      1,450              Bergesen (Class A)  . . . . . . . . .    28,844
      1,680              Kvaerner (Class A)  . . . . . . . . .    59,412
      8,007              Norsk Hydro . . . . . . . . . . . . .   336,253
      5,130              Orkla (Class A) . . . . . . . . . . .   254,714
      1,970              Saga Petroleum (Class B). . . . . . .    24,570

Total Norway                                                     703,793

PERU - 0.1%

COMMON STOCK
      7,030              Telefonica de Peru
                             (Class B) . . . . . . . . . . . .    15,058

PORTUGAL - 0.3%

COMMON STOCK
      2,770              Jeronimo Martins  . . . . . . . . . .   153,606

SINGAPORE - 2.5%
COMMON STOCKS & WARRANTS
     29,000              DBS Land  . . . . . . . . . . . . . .    97,999
      7,000              Development Bank of
                             Singapore . . . . . . . . . . . .    87,098
      8,000              Far East Levingston
                             Shipbuilding  . . . . . . . . . .    37,611
      4,000              Fraser & Neave  . . . . . . . . . . .    50,901
      9,000              Jurong Shipyard . . . . . . . . . . .    69,353
      5,000              Keppel  . . . . . . . . . . . . . . .    44,539
     26,000              Neptune Orient Lines  . . . . . . . .    29,226
     19,000              Overseas Union Bank . . . . . . . . .   130,965
     11,000              Overseas Union
                             Enterprises . . . . . . . . . . .    55,603
     13,000              Sembawang . . . . . . . . . . . . . .    72,146
      7,000              Singapore Airlines  . . . . . . . . .    65,323
     28,000              Singapore Land  . . . . . . . . . . .   181,124
      5,600              Singapore Press . . . . . . . . . . .    98,975
     49,000              United Industrial . . . . . . . . . .    48,151
     19,480              United Overseas Bank  . . . . . . . .   187,294
      6,400   wts    *   United Overseas Bank,
                             6/17/97 . . . . . . . . . . . . .    25,790

Total Singapore                                                1,282,098

SOUTH KOREA - 0.1%

COMMON STOCKS
         14   shs    *   Samsung Electronics
                             1/2 voting
                             GDR (USD) . . . . . . . . . . . .     1,267
      Value
      1,000   shs    *   Samsung Electronics
                             1/2 Non-Voting
                             GDS (USD) . . . . . . . . . . . .   $58,500
        197          *   Samsung Electronics
                             1/2 Non-Voting
                             GDS, new (USD)  . . . . . . . . .    11,524

Total South Korea                                                 71,291

SPAIN - 2.2%

COMMON STOCKS
        440              Banco Popular Espanol . . . . . . . .    81,144
      3,228              Banco Santander . . . . . . . . . . .   162,065
      5,766              Centros Comerciales
                             Pryca . . . . . . . . . . . . . .   120,977
      4,920              Empresa Nacional de
                             Electricidad  . . . . . . . . . .   278,651
        620              Fomento de Construcciones
                             y Contra  . . . . . . . . . . . .    47,535
        804              Gas Natural . . . . . . . . . . . . .   125,273
     11,440              Iberdrola . . . . . . . . . . . . . .   104,686
      4,738              Repsol  . . . . . . . . . . . . . . .   155,264
         90              Repsol ADR (USD)  . . . . . . . . . .     2,970
      7,014              Sevillana de Electricidad . . . . . .    54,470

Total Spain                                                    1,133,035

SWEDEN - 2.0%

COMMON STOCKS
        980              Asea (Class A)  . . . . . . . . . . .    95,200
     10,620              Astra (Class B) . . . . . . . . . . .   420,661
      6,020              Atlas Copco (Class B) . . . . . . . .    90,667
      3,620              Electrolux (Class B)  . . . . . . . .   148,568
      1,300              Esselte (Class B) . . . . . . . . . .    19,481
      1,350              Hennes & Mauritz
                             (Class B) . . . . . . . . . . . .    75,229
        840              Sandvik (Class A) . . . . . . . . . .    14,739
      5,780              Sandvik (Class B) . . . . . . . . . .   101,416
        990              Scribona (Class B)  . . . . . . . . .    10,586
      3,680              Stora Kopparbergs
                             (Class B) . . . . . . . . . . . .    44,062

Total Sweden                                                   1,020,609

SWITZERLAND - 4.0%

COMMON STOCKS
        322              BBC Brown Boveri  . . . . . . . . . .   374,061
      1,000              CS Holding  . . . . . . . . . . . . .   102,514
        150              Ciba Geigy  . . . . . . . . . . . . .   131,990
        387              Nestle  . . . . . . . . . . . . . . .   428,099
         56              Roche Holdings  . . . . . . . . . . .   443,000
        260              Sandoz  . . . . . . . . . . . . . . .   238,023
        138              Schweizerische
                             Bankgesellschaft  . . . . . . . .   149,545
        430              Schweizerischer
                             Bankverein  . . . . . . . . . . .   175,579

Total Switzerland                                              2,042,811

THAILAND - 0.9%

COMMON STOCKS
      3,700   shs        Advanced Information
                             Service Public  . . . . . . . . .   $65,510
      1,000              Advanced Information
                             Service Public (L)  . . . . . . .    17,705
      8,800              Bangkok Bank Public . . . . . . . . .   106,900
      8,100              Bank of Ayudhya . . . . . . . . . . .    45,339
      1,600              Land & Houses . . . . . . . . . . . .    26,296
      1,000              Siam Cement . . . . . . . . . . . . .    55,419
      5,900              Siam Commercial Bank  . . . . . . . .    77,761
      5,300              Thai Farmers Bank . . . . . . . . . .    53,442
      3,500          *   Total Access  . . . . . . . . . . . .
                             Communications
                             (USD) . . . . . . . . . . . . . .    22,750

Total Thailand                                                   471,122

UNITED KINGDOM - 14.4%

COMMON STOCKS
     36,000              Abbey National  . . . . . . . . . . .   355,583
     24,000              Argos   . . . . . . . . . . . . . . .   221,960
     33,500              Argyll Group  . . . . . . . . . . . .   176,891
    100,000              Asda Group  . . . . . . . . . . . . .   171,611
      5,000              BAA     . . . . . . . . . . . . . . .    37,661
     22,000              British Gas . . . . . . . . . . . . .    86,784
     14,000              British Petroleum . . . . . . . . . .   117,083
     36,000              Cable & Wireless  . . . . . . . . . .   257,183
     30,860              Cadbury Schweppes . . . . . . . . . .   254,730
     50,000              Caradon . . . . . . . . . . . . . . .   151,809
     29,000              Coats Viyella . . . . . . . . . . . .    78,591
     14,000              Compass Group . . . . . . . . . . . .   106,321
     25,000              David S. Smith  . . . . . . . . . . .   109,877
     14,100              East Midlands Electricity . . . . . .   145,949
     10,000              Electrocomponents . . . . . . . . . .    55,832
      4,000              GKN     . . . . . . . . . . . . . . .    48,393
     22,000              Glaxo   . . . . . . . . . . . . . . .   312,626
     41,000              Grand Metropolitan  . . . . . . . . .   295,131
     33,000              Guinness  . . . . . . . . . . . . . .   242,670
      6,000              Heywood Williams Group. . . . . . . .    23,016
     15,000              Hillsdown Holdings  . . . . . . . . .    39,602
     20,000              John Laing (Class A)  . . . . . . . .    85,106
     34,000              Kingfisher  . . . . . . . . . . . . .   286,194
     26,000              Ladbroke Group  . . . . . . . . . . .    59,155
     17,000              London Electricity  . . . . . . . . .   151,413
     22,984              National Grid Group . . . . . . . . .    71,212
     60,000              National Westminster
                             Bank  . . . . . . . . . . . . . .   604,286
     16,000              RTZ     . . . . . . . . . . . . . . .   232,583
     30,000              Rank Organisation . . . . . . . . . .   217,115
     36,000              Reed International  . . . . . . . . .   548,750
     13,480              Rolls Royce . . . . . . . . . . . . .    39,567
     12,000              Sears   . . . . . . . . . . . . . . .    19,382
     30,500   shs        Shell Transport & Trading . . . . . .   $403,335
     58,000              SmithKline Beecham,
                             equity units  . . . . . . . . . .   632,334
     37,000              T & N   . . . . . . . . . . . . . . .    93,089
     27,000              Tesco   . . . . . . . . . . . . . . .   124,538
     74,500              Tomkins . . . . . . . . . . . . . . .   325,699
     29,000              United Newspapers . . . . . . . . . .   249,704

Total United Kingdom                                           7,432,765

SHORT-TERM INVESTMENTS - 9.1%

COMMERCIAL PAPER
 $1,000,000              Commonwealth Bank
                             of Australia,
                             5.75%, 1/18/96  . . . . . . . . .   991,854
  1,000,000              Falcon Asset
                             Securitization,
                             5.65%, 1/29/96  . . . . . . . . .   993,879
    725,000              General Electric Capital,
                             5.675%, 1/19/96 . . . . . . . . .   721,800
  1,000,000              Vermont American,
                             5.70%, 1/29/96  . . . . . . . . .   993,983
  1,000,000              Wool International,
                             5.65%, 2/16/96  . . . . . . . . .   981,795

Total Short-Term Investments                                   4,683,311

Total Investments in Securities - 97.2% of
   Net Assets (Cost $48,031,319)                              50,236,242
Other Assets Less Liabilities    . . . . . . . . . . . . . . . 1,424,458
                                                              __________
Net Assets Consist of:                  Value
                                      _________
Accumulated net
    investment income -
    net of distributions . . . . . .   $352,312
Accumulated net
    realized gain/loss -
    net of distributions . . . . . .    120,316
Net unrealized gain (loss) . . . . .  2,203,404
Paid-in-capital applicable
    to 4,589,541 shares of
    $0.0001 par value capital stock
    outstanding; 1,000,000,000
    shares authorized. . . . . . . . 48,984,668
                                     __________

NET ASSETS . . . . . . . . . . . . .$51,660,700
                                     __________
                                     __________

NET ASSET VALUE PER SHARE. . . . . .    $ 11.26
                                         ______
                                         ______

*   Non-income producing
HKD Hong Kong dollar
USD U.S. dollar
    L Local registered shares

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price International Stock Portfolio / Year Ended December 31, 1995

INVESTMENT INCOME
Income
    Dividend (net of foreign taxes
    of $58,657). . . . . . . . . . . . .        $    392,295
    Interest . . . . . . . . . . . . . .             211,706
    Other. . . . . . . . . . . . . . . .                 756
                                                   _________

    Total income . . . . . . . . . . . .             604,757

Expenses
    Investment management and
    administrative . . . . . . . . . . .             252,223
                                                   _________

Net investment income. . . . . . . . . .             352,534
                                                   _________

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
    Securities . . . . . . . . . . . . .             201,807
    Foreign currency transactions. . . .             (64,312)
                                                   _________

    Net realized gain (loss) . . . . . .             137,495
                                                   _________
Change in net unrealized gain
or loss on:
    Securities . . . . . . . . . . . . .           2,414,951
    Other assets and liabilities
    denominated  . . . . . . .in foreign
    currencies . . . . . . . . . . . . .              (1,608)
                                                   _________
    Change in net unrealized
    gain or loss . . . . . . . . . . . .           2,413,343
                                                   _________
Net realized and unrealized gain (loss).           2,550,838
                                                   _________

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS . . . . . . . . .        $  2,903,372
                                                   _________
                                                   _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price International Stock Portfolio

                                                           From March 31,
                                                         1994 (Commencement
                                          Year Ended      of Operations) to
                                       December 31, 1995  December 31, 1994
                                       ________________  __________________

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
      Net investment income. . . . . . .   $  352,534       $   51,545
      Net realized gain (loss) . . . . .      137,495          (17,179)
      Change in net unrealized gain
      or loss. . . . . . . . . . . . . .    2,413,343         (209,939)
       . . . . . . . . . . . . . . . . .   __________       __________

      Increase (decrease) in net assets
      from operations. . . . . . . . . .    2,903,372         (175,573)
                                           __________       __________

Distributions to shareholders
      Net investment income. . . . . . .      (51,767)               -
       . . . . . . . . . . . . . . . . .   __________       __________
Capital share transactions*
      Shares sold. . . . . . . . . . . .   41,948,150        9,293,133
      Distributions reinvested . . . . .       51,767                -
      Shares redeemed. . . . . . . . . .   (2,285,782)        (122,600)
       . . . . . . . . . . . . . . . . .   __________       __________

      Increase (decrease) in net assets
      from capital share transactions. .   39,714,135        9,170,533
       . . . . . . . . . . . . . . . . .   __________       __________
Increase (decrease) in net assets. . . .   42,565,740        8,994,960
       . . . . . . . . . . . . . . . . .   __________       __________

NET ASSETS
Beginning of period. . . . . . . . . . .    9,094,960          100,000
       . . . . . . . . . . . . . . . . .   __________       __________
End of period. . . . . . . . . . . . . .   $51,660,700      $9,094,960
       . . . . . . . . . . . . . . . . .   __________       __________
       . . . . . . . . . . . . . . . . .   __________       __________

*Share information
      Shares sold. . . . . . . . . . . .    3,905,704          894,837
      Shares reinvested. . . . . . . . .        5,320                -
      Shares redeemed. . . . . . . . . .     (214,523)         (11,797)
       . . . . . . . . . . . . . . . . .   __________       __________
Increase (decrease) in shares
outstanding. . . . . . . . . . . . . . .    3,696,501          883,040
       . . . . . . . . . . . . . . . . .   __________       __________
       . . . . . . . . . . . . . . . . .   __________       __________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
T. Rowe Price International Stock Portfolio / December 31, 1995

Note 1 - Significant Accounting Policies
T. Rowe Price International Series, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio currently established by the Corporation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board best to reflect fair value.
      Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.
      For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At December 31, 1995, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At December 31, 1995, the market value of securities on loan was $918,834, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $40,279,036 and $3,696,433, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Capital loss carryforwards utilized in 1995 amounted to $949. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
      At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $48,031,319 and net unrealized gain aggregated $2,204,923, of which $3,313,763 related to appreciated investments and $1,108,840 to depreciated investments.

Note 4 - Related Party Transactions
The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.
      The investment management and administrative agreement between the fund and the Manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 1.05% of the fund's average daily net assets.
Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.
      During the year ended December 31, 1995, the fund, in the ordinary course of business, paid commissions of $5,341 to, and placed security purchase and sale orders aggregating $1,613,544 with certain affiliates of the Manager in connection with the execution of various portfolio transactions.

Financial Highlights
T. Rowe Price International Stock Portfolio

      For a share outstanding throughout each period
      _______________________________________
      From March 31, 1994
      (Commencement of
      Year EndedOperations) to
      December 31, 1995December 31, 1994
      __________________________________
NET ASSET VALUE, BEGINNING
OF PERIOD. . . . . . . . . . . . . .     $      10.18     $      10.00
                                               ______           ______
Investment Activities
      Net investment income. . . . .             0.07             0.06
      Net realized and unrealized
      gain (loss). . . . . . . . . .             1.06            0.12*
                                               ______           ______
      Total from investment
      activities . . . . . . . . . .             1.13             0.18
                                               ______           ______
Distributions
      Net investment income. . . . .            (0.05)               -
                                               ______           ______
NET ASSET VALUE, END OF PERIOD . . .     $      11.26     $      10.18
                                               ______           ______
                                               ______           ______

RATIOS/SUPPLEMENTAL DATA
Total return . . . . . . . . . . . .             11.2%             1.8%
Ratio of expenses to average net assets          1.05%            1.05%!
Ratio of net investment income to
average net assets . . . . . . . . .             1.47%            1.50%!
Portfolio turnover rate. . . . . . .             17.4%             4.6%!
Net assets, end of period  . . . . .     $ 51,660,700     $  9,094,960

!     Annualized.
* The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price International Series, Inc. and Shareholders of the International Stock Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Stock Portfolio (constituting T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal years presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Chart #1:Geographic diversification pie chart showing Europe 47%, Japan 22%, Far East 11%, Latin America 6%, Other and Reserves 14%]

Chart #2: Performance Comparison chart: A line chart showing $10,000 growing to $11,318 for ISP and to $11,581 for MSCI EAFE from 03/31/94 through 12/31/95

T. Rowe Price Equity Income Portfolio
Annual Report
December 31, 1995

Dear Investor
The equity market continued to perform well in the second half of 1995, reflecting strong corporate earnings, low inflation, a benign interest rate environment, and strong investor demand. The unmanaged Standard & Poor's 500 Stock Index concluded its best year since 1958 and posted one of the strongest 12-month returns in history.
      As shown in the table below, your fund did particularly well over the past six months with a return of 16.4%, surpassing the returns of both the broad market and the Lipper Equity Income Funds Average. For the year as a whole, the fund comfortably exceeded the peer group average of similarly managed funds and trailed the exceptionally powerful S&P 500.
      Since our conservative investment approach sometimes lags the broad index in unusually robust markets, we were pleased with the year's results. Keep in mind that the generally conservative nature of your fund's investments is also tailored to protect shareholders in the event of market declines.

                                       Performance Comparison
                                       Periods Ended 12/31/95

                                       6 Months       12 Months
                                       ________       _________

Equity Income Portfolio                16.4%            34.8%
S&P 500                                14.5             37.6
Lipper Equity Income
   Funds Average                       13.3             30.2

Dividend Distribution
On December 26, your Board of Trustees declared a fourth quarter dividend of $0.11 per share, bringing 1995 total distributions to $0.70, including a $0.26 first quarter capital gain distribution. The fourth quarter dividend was paid on December 28, 1995, to shareholders of record on December 26.

Portfolio Review
The strong performance of many financial stocks, the positive contribution of our holdings in the health care sector, and gains generated by large-capitalization consumer products stocks were among the most important influences on 1995 fund results. Our investments in companies such as J.P. Morgan, First Interstate, Sallie Mae, and Travelers Group were particularly profitable.
      Pharmaceutical stocks also performed extremely well. As you can see in the Major Portfolio Changes table following this letter, some of the successful investments we made in this sector were trimmed in the second half of the year. After stocks such as Eli Lilly and Schering-Plough appreciated, our valuation discipline encouraged us to reinvest some of the assets in more undervalued stocks with attractive dividend yields. We also eliminated Halliburton, an oil well services and engineering firm, following an advance in its share price.
      Over the past six months, the prices of many cyclical stocks fell as investors worried about the durability of corporate earnings gains in 1996. The decline in the value of such stocks as Union Camp, Betz Laboratories, International Paper, and DuPont, among others, rendered them exceedingly attractive, in our view.
      For example, in 1995, Union Camp announced two dividend increases and a stock buyback. With its substantially higher-than-market dividend yield and a share price that had fallen sharply before our purchase, we believed it prudent to buy shares and wait for the fundamentals of this quality company to improve and for investor perceptions of the company to change for the better.
      Regarding asset allocation, we increased your fund's exposure to both stocks and cash reserves slightly during the past six months and lowered its component of bonds.

CHART 1: Security Diversification Pie Chart

Summary and Outlook
We anticipate positive but slowing economic growth along with a more challenging stock market environment in 1996. Instead of making detailed economic and market forecasts, we would like to reiterate our primary emphasis, which is on sound, conservatively based investments on your behalf. This has been the hallmark of our approach for more than a decade. In almost any market environment, we believe there will be intriguing opportunities on which to capitalize profitably.
      As always, we appreciate your continued confidence and support.

                                             Respectfully submitted,



                                             Brian C. Rogers
                                             President and Chairman of the
                                             Investment Advisory Committee

January 31, 1996

A Word on Market Corrections
_____________________________________________________________________________

After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.
      The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom - defined as a drop of at least 20% - in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%.
      Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)
      We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

Average Annual Compound Total Return
_____________________________________________________________________________

Periods Ended December 31, 1995

                                      Since Inception
                 1 Year                    3/31/94
                 _______              ________________

                 34.76%                    23.31%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Chart 2: Performance Comparison Line Graph

Note: The index return does not reflect expenses, which have been deducted from the fund's return. Past performance does not predict future results.

Twenty-Five Largest Holdings
December 31, 1995

                                                     Percent of
Company                                              Net Assets
________________________________________           ____________

SmithKline Beecham                                          1.9%

Atlantic Richfield                                          1.8

Pharmacia & Upjohn                                          1.6

Exxon                                                       1.6

Philip Morris                                               1.5

GE                                                          1.5

Mellon Bank                                                 1.4

DuPont                                                      1.4

Texaco                                                      1.3

American Brands                                             1.3

Eli Lilly                                                   1.3

First Interstate                                            1.3

Warner-Lambert                                              1.3

3M                                                          1.2

American Express                                            1.2

J. P. Morgan                                                1.2

American Home Products                                      1.2

British Petroleum                                           1.2

GTE                                                         1.2

Honeywell                                                   1.2

Royal Dutch Petroleum                                       1.2

Kimberly-Clark                                              1.0

B. F. Saul REIT                                             1.0

Travelers Group                                             1.0

Fannie Mae                                                  1.0
______________________________________________________________


Total                                                     32.8%

Major Portfolio Changes

Six Months Ended December 31, 1995
Listed in descending order of size

LARGEST PURCHASES
____________________________________________________________
Atlantic Richfield

B. F. Saul REIT Bond*

3M

SmithKline Beecham

DuPont

Exxon

Union Camp*

GE

American Brands

British Petroleum

LARGEST SALES
____________________________________________________________

Maytag**

Halliburton**

Crown Central Petroleum Bond**

WestPoint Stevens Bond**

NationsBank**

Allstate**

Times Mirror**

Melville**

Time Warner Bond

TJX**

  *Position added
**Position eliminated

Statement of Net Assets
T. Rowe Price Equity Income Portfolio / December 31, 1995

                                                                       Value
                                                                     _________
Common Stocks -  79.8%

FINANCIAL -  15.0%
________________________________________________________________________

BANK AND TRUST -  8.2%
       2,700   shs         BANC ONE . . . . . . . . . . . . . . . .    $101,925
       1,200               Bankers Trust New York . . . . . . . . .      79,800
         600           *   Brooklyn Bancorp . . . . . . . . . . . .      24,375
       1,800               Chase Manhattan. . . . . . . . . . . . .     109,125
       1,400               Chemical Banking . . . . . . . . . . . .      82,250
       1,400               First Interstate . . . . . . . . . . . .     191,100
       2,200               J. P. Morgan . . . . . . . . . . . . . .     176,550
       3,800               Mellon Bank. . . . . . . . . . . . . . .     204,250
       2,600               National City. . . . . . . . . . . . . .      86,125
       2,100               PNC Bank . . . . . . . . . . . . . . . .      67,725
       5,200               S-E-Banken (SEK) . . . . . . . . . . . .      43,074
       1,200               U. S. Bancorp. . . . . . . . . . . . . .      40,275
                                                                      1,206,574
INSURANCE -  2.1%
       1,100               American General . . . . . . . . . . . .      38,363
       1,000               Hilb, Rogal and Hamilton . . . . . . . .      13,375
       1,500               Loews    . . . . . . . . . . . . . . . .    117,562
       3,000               Provident. . . . . . . . . . . . . . . .     101,625
         400               UNUM     . . . . . . . . . . . . . . . .    22,000
       1,000               Willis-Corroon ADR . . . . . . . . . . .      11,625
                                                                        304,550
FINANCIAL SERVICES -  4.7%
       4,300               American Express . . . . . . . . . . . .     177,913
       1,200               Fannie Mae . . . . . . . . . . . . . . .     148,950
       2,100               H&R Block. . . . . . . . . . . . . . . .      85,050
       2,000               Sallie Mae . . . . . . . . . . . . . . .     131,750
       2,400               Travelers Group. . . . . . . . . . . . .     150,900
                                                                        694,563
Total Financial        2,205,687

UTILITIES -  10.8%
_________________________________________________________________________

TELEPHONE -  4.8%
       3,700               ALLTEL   . . . . . . . . . . . . . . . .    109,150
       2,350               BCE      . . . . . . . . . . . . . . . .      81,075
         700               Bell Atlantic. . . . . . . . . . . . . .      46,812
       1,600               BellSouth. . . . . . . . . . . . . . . .      69,600
         300               COMSAT   . . . . . . . . . . . . . . . .       5,588
       3,900               GTE      . . . . . . . . . . . . . . . .     171,600
         400               Pacific Telesis. . . . . . . . . . . . .      13,450
       2,500               Southern New England
                               Telecommunications . . . . . . . . .      99,375
       3,050               U. S. WEST . . . . . . . . . . . . . . .     109,037
                                                                        705,687
ELECTRIC UTILITIES -  6.0%
       1,900               BGE      . . . . . . . . . . . . . . . .      54,150
       9,500               Centerior Energy . . . . . . . . . . . .      84,312
       1,250               Dominion Resources . . . . . . . . . . .      51,563
       2,012               DQE      . . . . . . . . . . . . . . . .      61,869
       3,800               Entergy. . . . . . . . . . . . . . . . .     111,150
       2,000               Florida Progress . . . . . . . . . . . .      70,750
       1,500               General Public Utilities . . . . . . . .      51,000
       2,800               Pacific Gas and Electric . . . . . . . .      79,450
       5,300   shs         PacifiCorp . . . . . . . . . . . . . . .    $112,625
       4,000               SCEcorp. . . . . . . . . . . . . . . . .      71,000
       3,200               Southern Company . . . . . . . . . . . .      78,800
       1,500               Unicom   . . . . . . . . . . . . . . . .    49,125
                                                                        875,794
Total Utilities                                                       1,581,481

CONSUMER NONDURABLES -  18.7%
_________________________________________________________________________

BEVERAGES -  1.3%
       2,000               Anheuser-Busch . . . . . . . . . . . . .     133,750
       1,700               Brown-Forman (Class B) . . . . . . . . .      62,050
                                                                        195,800

FOOD PROCESSING -  3.3%
       1,400               CPC International. . . . . . . . . . . .      96,075
       2,000               General Mills. . . . . . . . . . . . . .     115,500
       3,700               Heinz    . . . . . . . . . . . . . . . .    122,563
       1,700               Quaker Oats. . . . . . . . . . . . . . .      58,650
       2,800               Sara Lee . . . . . . . . . . . . . . . .      89,250
                                                                        482,038

HOSPITAL SUPPLIES/HOSPITAL
MANAGEMENT -  0.9%
         900               Bausch & Lomb. . . . . . . . . . . . . .      35,663
       2,400               Baxter International . . . . . . . . . .     100,500
                                                                        136,163

PHARMACEUTICALS -  7.7%
       1,800               American Home Products . . . . . . . . .     174,600
       3,400               Eli Lilly. . . . . . . . . . . . . . . .     191,250
       6,192               Pharmacia & Upjohn . . . . . . . . . . .     239,940
       1,200               Schering-Plough. . . . . . . . . . . . .      65,700
       4,900               SmithKline Beecham
                               ADR. . . . . . . . . . . . . . . . .     271,950
       1,900               Warner-Lambert . . . . . . . . . . . . .     184,537
                                                                      1,127,977
MISCELLANEOUS CONSUMER
PRODUCTS -  5.5%
       4,300               American Brands. . . . . . . . . . . . .     191,887
       1,000               Clorox   . . . . . . . . . . . . . . . .      71,625
       1,400               Hanson ADR . . . . . . . . . . . . . . .      21,350
       2,400               Philip Morris. . . . . . . . . . . . . .     217,200
       1,800               RJR Nabisco. . . . . . . . . . . . . . .      55,575
       2,000               Tambrands. . . . . . . . . . . . . . . .      95,500
         300               Unilever N.V. ADR. . . . . . . . . . . .      42,225
       3,200               UST      . . . . . . . . . . . . . . . .     106,800
                                                                        802,162

Total Consumer Nondurables                                            2,744,140

CONSUMER SERVICES -  4.9%
________________________________________________________________________

GENERAL MERCHANDISERS -  2.0%
         800               Dayton Hudson. . . . . . . . . . . . . .      60,000
       1,900               J.C. Penney. . . . . . . . . . . . . . .      90,488
       2,200               May Department Stores. . . . . . . . . .      92,950
       1,500               Sears    . . . . . . . . . . . . . . . .      58,500
                                                                        301,938
SPECIALTY MERCHANDISERS -  0.1%
         400               Fleming Companies. . . . . . . . . . . .       8,250

ENTERTAINMENT AND LEISURE -  0.1%
         100   shs         Reader's Digest (Class A),
                               non-voting . . . . . . . . . . . . .    $  5,125
         200               Reader's Digest (Class B). . . . . . . .       9,450
                                                                         14,575
MEDIA AND COMMUNICATIONS -  2.7%
       2,200               Dun & Bradstreet . . . . . . . . . . . .     142,450
       1,600               Gannett. . . . . . . . . . . . . . . . .      98,200
       1,300               McGraw-Hill. . . . . . . . . . . . . . .     113,262
       2,050               U. S. West Media Group . . . . . . . . .      38,950
                                                                        392,862
Total Consumer Services                                                 717,625
_____________________________________________________________________________
CONSUMER CYCLICALS -  4.5%

AUTOMOBILES AND RELATED -  1.1%
       1,200               Eaton    . . . . . . . . . . . . . . . .      64,350
         300               Genuine Parts. . . . . . . . . . . . . .      12,300
       1,200               TRW      . . . . . . . . . . . . . . . .      93,000
                                                                        169,650
BUILDING AND REAL ESTATE -  1.8%
       3,400               DeBartolo Realty, REIT . . . . . . . . .      44,200
       2,200               General Growth
                               Properties, REIT . . . . . . . . . .      45,650
       3,000               Simon Property
                               Group, REIT. . . . . . . . . . . . .      73,125
       2,500               Weingarten Realty
                               Investors, REIT. . . . . . . . . . .      95,000
                                                                        257,975
MISCELLANEOUS CONSUMER
DURABLES -  1.6%
       3,500               Corning. . . . . . . . . . . . . . . . .     112,000
       1,800               Eastman Kodak. . . . . . . . . . . . . .     120,600
                                                                        232,600

Total Consumer Cyclicals                                                660,225

TECHNOLOGY -  1.7%
__________________________________________________________________________

ELECTRONIC SYSTEMS -  1.4%
       1,500               EG&G     . . . . . . . . . . . . . . . .    36,375
       3,500               Honeywell. . . . . . . . . . . . . . . .     170,188
                                                                        206,563
OFFICE AUTOMATION -  0.3%
         900               Pitney Bowes . . . . . . . . . . . . . .      42,300

Total Technology                                                        248,863

CAPITAL EQUIPMENT -  2.6%
_________________________________________________________________________

ELECTRICAL EQUIPMENT -  2.0%
       3,000               GE       . . . . . . . . . . . . . . . .     216,000
       1,200               Hubbell (Class B). . . . . . . . . . . .      78,900
     294,900

MACHINERY -  0.6%
       2,267               Cooper Industries. . . . . . . . . . . .      83,312

Total Capital Equipment                                                 378,212

ENERGY -  10.0%
_________________________________________________________________________

ENERGY SERVICES -  0.4%
         411   shs     *   Cooper Cameron . . . . . . . . . . . . .    $ 14,591
       1,600               McDermott International. . . . . . . . .      35,200
         200               Witco    . . . . . . . . . . . . . . . .       5,850
                                                                         55,641
INTEGRATED PETROLEUM -
DOMESTIC -  4.1%
       2,400               Atlantic Richfield . . . . . . . . . . .     265,800
       1,700               British Petroleum ADR. . . . . . . . . .     173,613
       1,600               Pennzoil . . . . . . . . . . . . . . . .      67,600
       1,310               Sun Company. . . . . . . . . . . . . . .      35,861
       3,500               USX-Marathon . . . . . . . . . . . . . .      68,250
                                                                        611,124
INTEGRATED PETROLEUM -
INTERNATIONAL -  5.4%
       1,150               Chevron. . . . . . . . . . . . . . . . .      60,375
       2,900               Exxon    . . . . . . . . . . . . . . . .    232,362
       1,200               Mobil    . . . . . . . . . . . . . . . .    134,400
       1,200               Royal Dutch Petroleum
                               ADR. . . . . . . . . . . . . . . . .     169,350
       2,500               Texaco   . . . . . . . . . . . . . . . .    196,250
                                                                        792,737
GAS TRANSMISSION -  0.1%
         700               TransCanada PipeLines. . . . . . . . . .       9,625

Total Energy                                                          1,469,127

PROCESS INDUSTRIES -  8.0%
_________________________________________________________________________

DIVERSIFIED CHEMICALS -  2.2%
       2,900               DuPont   . . . . . . . . . . . . . . . .    202,637
       1,000               Monsanto . . . . . . . . . . . . . . . .     122,500
                                                                        325,137
SPECIALTY CHEMICALS -  2.7%
       2,700               3M       . . . . . . . . . . . . . . . .     178,875
       2,600               Betz Laboratories. . . . . . . . . . . .     106,600
       1,500               Crompton & Knowles . . . . . . . . . . .      19,875
       3,200               Lubrizol . . . . . . . . . . . . . . . .      89,200
                                                                        394,550
PAPER AND PAPER PRODUCTS -  2.7%
       2,700               International Paper. . . . . . . . . . .     102,263
       1,850               Kimberly-Clark . . . . . . . . . . . . .     153,087
       2,800               Union Camp . . . . . . . . . . . . . . .     133,350
                                                                        388,700
FOREST PRODUCTS -  0.4%
         900               Georgia-Pacific. . . . . . . . . . . . .      61,763

Total Process Industries                                              1,170,150

BASIC MATERIALS -  0.8%
_____________________________________________________________________________

MINING -  0.8%
       2,449               Newmont Mining . . . . . . . . . . . . .     110,817

Total Basic Materials                                                   110,817

BUSINESS SERVICES AND
TRANSPORTATION -  2.2%
__________________________________________________________________________

TRANSPORTATION SERVICES -  0.6%
       1,550   shs         Alexander & Baldwin. . . . . . . . . . .    $ 36,037
       1,200               PHH      . . . . . . . . . . . . . . . .      56,100
                                                                         92,137
MISCELLANEOUS BUSINESS
SERVICES -  0.3%
         800               Deluxe . . . . . . . . . . . . . . . . .      23,200
         500               GATX     . . . . . . . . . . . . . . . .      24,313
                                                                         47,513
RAILROADS -  1.3%
       1,300               Conrail. . . . . . . . . . . . . . . . .      91,000
       1,500               Union Pacific. . . . . . . . . . . . . .      99,000

                                                                        190,000

Total Business Services and Transportation329,650

CONGLOMERATES -  0.6%
      31,200               LONRHO (GBP) . . . . . . . . . . . . . .      85,280
_____________________________________________________________________________

Total Conglomerates                                                      85,280

Total Common Stocks (Cost $10,292,058)                               11,701,257

Convertible Bonds -  0.7%
     $ 8,250               Time Warner, Sub. Deb.,
                               8.75%, 1/10/15 . . . . . . . . . . .       8,560

Miscellaneous Convertible Bonds                                         102,000

Total Convertible Bonds (Cost $106,970)                                 110,560

Corporate Bonds -  1.6%
     150,000               B.F. Saul, REIT, Sr.
                               Secured Notes,
                               11.625%, 4/1/02. . . . . . . . . . .     153,000
      25,000               Coca-Cola Bottling Group,
                               Sr. Sub. Notes,
                               9.00%, 11/15/03. . . . . . . . . . .      25,000
      30,000               Continental Cablevision,
                               Sr. Deb.,
                               9.00%, 9/1/08. . . . . . . . . . . .      31,500
      25,000               Paging Network, Sr. Sub.
                               Notes, 8.875%, 2/1/06. . . . . . . .      25,625

Total Corporate Bonds (Cost $230,312)                                   235,125

U.S. Government Obligations/Agencies -  0.6%
                           U.S. Treasury Bonds
      20,000                   6.25%, 8/15/23 . . . . . . . . . . .      20,578
                           U.S. Treasury Notes
      20,000                   5.875%, 2/15/04. . . . . . . . . . .      20,422
      25,000                   6.125%, 7/31/96. . . . . . . . . . .      25,121
$     20,000                   7.375%, 11/15/97 . . . . . . . . . .    $ 20,756

Total U.S. Government Obligations/Agencies
   (Cost $81,116)                                                        86,877

Short-Term Investments -  19.8%

COMMERCIAL PAPER -  19.8%
     500,000               Bayer, 4(2),
                               5.52%, 2/28/96 . . . . . . . . . . .     495,323
     500,000               Caisse des Depots
                               et Consignations, 4(2),
                               5.76%, 1/17/96 . . . . . . . . . . .     496,560
     300,000               Countrywide Funding,
                               5.84%, 1/9/96. . . . . . . . . . . .     298,686
     200,000               Finnish Export Credit Ltd.,
                               5.71%, 1/17/96 . . . . . . . . . . .     196,923
     715,889               Investments in
                               Commercial Paper
                               through a joint account,
                               5.90-6.05%, 1/2/96 . . . . . . . . .     715,416
     300,000               Reed Elsevier,
                               5.80%, 1/12/96 . . . . . . . . . . .     298,598
     300,000               SBNSW (Delaware),
                               5.77%, 1/10/96 . . . . . . . . . . .     298,365
     100,000               Wool International,
                               5.64%, 2/2/96. . . . . . . . . . . .      97,572

Total Short-Term Investments
   (Cost $2,897,443)                                                  2,897,443

Total Investments in Securities -  102.5%
   of Net Assets (Cost $13,607,899)                                  15,031,262

Other Assets Less Liabilities       . . . . . . . . . . . . . . . .    (373,707)
                                                                      _________

Net Assets Consist of:                                 Value
Accumulated net
     realized gain/loss -
     net of distributions . . . . . . . . . . .   $    13,704
Net unrealized gain (loss). . . . . . . . . . .     1,423,366
Paid-in-capital applicable
     to 1,109,928 shares of $0.0001
     par value capital stock
     outstanding; 1,000,000,000
     shares authorized. . . . . . . . . . . . .    13,220,485
                                                   __________
NET ASSETS. . . . . . . . . . . . . . . . . . .                      $14,657,555
                                                                      __________
                                                                      __________

NET ASSET VALUE PER SHARE . . . . . . . . . . .                          $ 13.21
                                                                          ______
                                                                          ______

     *    Non-income producing
REIT      Real Estate Investment Trust
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
GBP  British sterling
SEK  Swedish krona

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Equity Income Portfolio / Year Ended December 31, 1995

INVESTMENT INCOME

Income
     Dividend . . . . . . . . . . . . . . . . .      $     160,762
     Interest . . . . . . . . . . . . . . . . .             79,558
                                                         _________
     Total income . . . . . . . . . . . . . . .            240,320
                                                         _________

Expenses
     Investment management and
     administrative . . . . . . . . . . . . . .             45,705
                                                         _________
Net investment income . . . . . . . . . . . . .            194,615
                                                         _________
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
     Securities . . . . . . . . . . . . . . . .             59,139
     Foreign currency transactions. . . . . . .                150
                                                         _________
     Net realized gain (loss) . . . . . . . . .             59,289
Change in net unrealized gain or loss
     on securities. . . . . . . . . . . . . . .          1,397,674
                                                         _________
Net realized and unrealized gain
(loss)    . . . . . . . . . . . . . . . . . . .          1,456,963
                                                         _________
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS . . . . . . . . . . . . . . . .      $   1,651,578
                                                         _________
                                                         _________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Equity Income Portfolio

                                                                    From
                                                                  March 31,
                                                                    1994
                                                                (Commencement
                                                 Year Ended    of Operations)
                                                Dec. 31,1995   to Dec. 31,1994
                                                 ___________    _____________

INCREASE (DECREASE) IN NET ASSETS FROM
Operations
     Net investment income. . . . . . . . . . .   $   194,615   $     61,507
     Net realized gain (loss) . . . . . . . . .        59,289         55,180
     Change in net unrealized gain or
     loss . . . . . . . . . . . . . . . . . . .     1,397,674         25,692
                                                   __________     __________
     Increase (decrease) in net assets
     from operations. . . . . . . . . . . . . .     1,651,578        142,379
                                                   __________     __________
Distributions to shareholders
     Net investment income. . . . . . . . . . .      (242,394)       (59,148)
     Net realized gain. . . . . . . . . . . . .       (55,345)            -
                                                   __________     __________
     Decrease in net assets from
     distributions. . . . . . . . . . . . . . .      (297,739)       (59,148)
                                                   __________     __________
Capital share transactions*
     Shares sold. . . . . . . . . . . . . . . .    12,026,041      1,998,875
     Distributions reinvested . . . . . . . . .       297,705         59,128
     Shares redeemed. . . . . . . . . . . . . .    (1,266,204)          (168)
                                                   __________     __________
     Increase (decrease) in net assets
     from capital share transactions. . . . . .    11,057,542      2,057,835
                                                   __________     __________
Net equalization. . . . . . . . . . . . . . . .        54,818            290
                                                   __________     __________
Increase (decrease) in net assets . . . . . . .    12,466,199      2,141,356
NET ASSETS
Beginning of period . . . . . . . . . . . . . .     2,191,356         50,000
                                                   __________     __________
End of period . . . . . . . . . . . . . . . . .   $14,657,555   $  2,191,356
                                                   __________     __________
                                                   __________     __________

*Share information
     Shares sold. . . . . . . . . . . . . . . .       977,781        199,651
     Distributions reinvested . . . . . . . . .        24,844          5,711
     Shares redeemed. . . . . . . . . . . . . .     (103,043)           (16)
                                                   __________     __________
     Increase (decrease) in shares
     outstanding. . . . . . . . . . . . . . . .       899,582        205,346
                                                   __________     __________
                                                   __________     __________

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements
T. Rowe Price Equity Income Portfolio / December 31, 1995

Note 1 - Significant Accounting Policies
T. Rowe Price Equity Series, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.
     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.
     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.
     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Premiums and Discounts - Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

Note 2 - Investment Transactions
A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,180,712 and $475,059, respectively, for the year ended December 31, 1995.

Note 3 - Federal Income Taxes
No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.
     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $9,398 of undistributed net investment income and $45,420 of undistributed net realized gains were reclassified as a $54,818 increase to paid-in-capital during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassifications.
     At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $13,607,899 and net unrealized gain aggregated $1,423,363, of which $1,451,863 related to appreciated investments and $28,500 to depreciated investments.
     For federal income tax purposes the fund paid a distribution from net long-term capital gains of $31,315 ($0.0296 per share to shareholders of record on December 26, 1995). This amount may differ from that cited elsewhere in this report due to differences in the calculation for financial reporting and federal income tax purposes.

Note 4 - Related Party Transactions
The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Financial Highlights
T. Rowe Price Equity Income Portfolio

                              For a share outstanding throughout each period
                                  _______________________________________
                                                             From March 31,
                                                           1994 (Commencement
                                             Year Ended     of Operations) to
                                            December 31,      December 31,
                                                1995              1994
                                          ________________   _______________

NET ASSET VALUE, BEGINNING OF PERIOD          $ 10.42            $ 10.00
                                               ______             ______
Investment activities
Net investment income                            0.44               0.30
Net realized and unrealized gain (loss)          3.05               0.41
                                               ______             ______

Total from investment activities                 3.49               0.71
                                               ______             ______
Distributions
Net investment income                           (0.44)             (0.29)
Net realized gain                               (0.26)                -
                                               ______             ______
Total distributions                             (0.70)             (0.29)
                                               ______             ______
NET ASSET VALUE, END OF PERIOD                 $13.21             $10.42
                                               ______             ______
                                               ______             ______

RATIOS / SUPPLEMENTAL DATA
Total return                                     34.8%               7.2%
Ratio of expenses to average net assets          0.85%              0.85%!
Ratio of net investment income to average
net assets                                       3.61%              3.88%!
Portfolio turnover rate                          10.1%              21.3%!
Net assets, end of period                 $14,657,555         $2,191,356

!     Annualized.

Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc.
and Shareholders of the Equity Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
January 18, 1996

Chart 1: Security Diversification Pie Chart showing stocks 80%, bonds 2%, convertibles 1%, reserves 17%

Chart 2: Performance Comparison line graph showing $10,000 growing to $14,439 for EIP and to $14,489 for S & P 500 from 3/31/94 through 12/31/95.

                      QUEST FOR VALUE ACCUMULATION TRUST
                                  Managed by

                                     LOGO

     We at OpCap Advisors are pleased to report on the investment activities and results of the portfolios in the Quest for Value Accumulation Trust for 1995, a very favorable year for investors. Prices of stocks and bonds rose sharply during the year in an environment of declining interest rates, low inflation, strong corporate profits and slow economic growth.

Our Value-Based Investment Philosophy

     The portfolios in the Quest for Value Accumulation Trust are intended for the long-term investor who seeks to preserve capital and make it grow. Our objective in managing the portfolios is to deliver above-average returns with below-average risk.

     Our philosophy in buying common stocks is to purchase quality companies at reasonable prices. We believe the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. In our view, companies with high returns can compound their capital and increase their value for extended periods. Therefore, we look for companies with above-average returns where those returns are protected by strong competitive positions. Moreover, we want these companies to use their cash flow to benefit shareholders -- through stock buybacks or astute acquisitions, for instance. We stick with good companies until their value is reflected in the stock price, or until we find companies that offer even better value.

     Similarly, we are value investors in the bond market. We seek to preserve capital and maximize income by looking for sector, maturity and quality groups that provide the highest yield at the lowest price with the least amount of risk. We avoid such techniques as interest rate forecasting and market timing, which in our view tend to increase volatility and add to risk.

Name Changes

     In November, the Trust's investment adviser changed its name from Quest for Value Advisors to OpCap Advisors. Effective May 1, 1996, the name of the Accumulation Trust will become OCC Accumulation Trust. These name changes will link both the Trust and its adviser more closely to Oppenheimer Capital, the adviser's parent. OpCap is short for Oppenheimer Capital, while OCC is the New York Stock Exchange symbol of the publicly traded partnership which owns a majority interest in Oppenheimer Capital. Most important of all, these name changes have no effect on the investment philosophy or structure of the Accumulation Trust. The same professionals continue to manage the portfolios of the Trust, employing the same value philosophy and backed by the same organization and support staff.

                             SMALL CAP PORTFOLIO

    The Small Cap Portfolio, which as its name implies invests primarily in the common stocks of smaller companies, had a total return of 15.2% in 1995, below the total return of 28.5% with dividends included for the Russell 2000 Index, a widely followed benchmark which includes smaller capitalization stocks. The Portfolio's performance was 25th among the 28 small company growth funds in Lipper's Variable Insurance Products Performance Analysis Service Report. In the 1995 second half, the Portfolio provided a total return of 8.8%, compared with 12.3% for the Russell 2000.

    The Portfolio underperformed the index, in large part, because it did not own many technology or financial service company stocks, two of the small cap market's strongest sectors in 1995. Conversely, the Portfolio was overweighted in real estate investment trusts (REITs). Many quality REITs appear to be significantly undervalued. However, with their defensive investment characteristics, they did not perform well during 1995 in a rising market.

    For the five years ended December 31, 1995, the Portfolio provided an average annual total return of 19.7%*, compared with the 21.0% average annual return for the Russell 2000 Index. The Portfolio's five-year performance was sixth among seven funds in the Lipper small company growth fund category. From its inception on August 1, 1988 through December 31, 1995, the Portfolio provided an average annual total return of 14.2%*, exceeding the 12.6% annual total return for the Russell Index. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not any of the charges imposed by the Variable Accounts.

    Technology issues are only part of the small cap universe, and an expensive and volatile part at that. The rest of the small cap market carries valuations that are, in many cases, quite reasonable. We are conservative investors in small cap stocks, seeking to control volatility and generate superior returns by purchasing quality businesses that are mispriced by the market. The Portfolio owns a diverse group of companies distinguished by their excellent business and financial characteristics, including high cash flow and strong competitive positions. An example is Oak Industries, Inc., the Portfolio's largest equity position. Oak Industries is the dominant supplier of coaxial cable connectors to the cable television industry and is benefiting from systems upgrading throughout the industry. The telecommunications bill before the Congress, if passed in its current form, should further boost Oak's business by promoting increased competition in the delivery of telecommunications services to the home. Moreover, international revenues account for approximately 40% of the sales of Oak's major subsidiary, and these revenues are increasing at a rate of about 40% a year as Oak capitalizes on the rapid growth of cable TV overseas. Oak Industries earns a high return on capital and has increased its gross margins from 18.7% in 1989 to 40.1% in 1995. We believe the stock is significantly undervalued at 11 times reported earnings.

    We remain disciplined and confident in our approach and continue to perform the rigorous, in-depth analysis to identify quality businesses, such as Oak Industries, where the value of the franchise is underpriced in the market. Our goal is to provide above-average returns with below-average risk over time as the market recognizes the merits of the undervalued stocks we own.

    As of December 31, 1995, the Portfolio's net assets were allocated 85% to common stocks and securities convertible into common stocks, 14% to cash and cash equivalents, and 1% to assets in excess of liabilities. The Portfolio owned the common stocks of 74 companies. Major industry positions were in the manufacturing, electronics, energy, real estate and insurance sectors. The Portfolio's five largest equity holdings were Oak Industries, Inc., with its core business of manufacturing coaxial cable connectors for the cable television industry; BancTec, Inc., which provides electronic systems and software for processing financial documents and transactions; Westpoint Stevens, Inc., a leading manufacturer of home textiles, including sheets and other bedding products; Crane Co., which manufactures aerospace, fluid handling and controls components and vending machines and distributes and manufactures housing-related building products; and True North Communications, Inc., an advertising agency holding company owning Foote, Cone & Belding Communications, Inc., one of the largest advertising agencies in North America.
---------------

* Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the periods prior to September 16, 1994, the performance reflects the performance of the corresponding Small Cap Portfolio of the Old Trust.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
QUEST FOR VALUE ACCUMULATION TRUST SMALL CAP PORTFOLIO FROM INCEPTION (8/1/88)*
           THROUGH 12/31/95 AND TOTAL RETURN ON RUSSELL 2000 INDEX+

       Measurement Period             Small Cap       Russell 2000
      (Fiscal Year Covered)           Portfolio           Index
08/01/88                                     10000             10000
12/31/88                                     10190              9936
12/31/89                                     12060             11549
12/31/90                                     10883              9295
12/31/91                                     16120             13575
12/31/92                                     19584             16076
12/31/93                                     23405             19127
12/31/94                                     23170             18778
12/31/95                                     26698             24121

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable
Accounts.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                           SCHEDULE OF INVESTMENTS

                              December 31, 1995

Principal
 Amount                                                                                Value
---------                                                                           -----------
            SHORT-TERM CORPORATE NOTES - 13.9%

            Banking - 3.9%
$ 625,000   Norwest Financial, Inc., 5.62%, 1/23/96...............................  $   622,853
                                                                                    -----------
            Conglomerates - 1.6%
  150,000   General Electric Capital Corp., 5.76%, 1/8/96.........................      149,832
  100,000   General Electric Capital Services, Inc., 5.76%, 1/8/96................       99,888
                                                                                    -----------
                                                                                        249,720
                                                                                    -----------
            Insurance - 1.2%
  200,000   Prudential Funding Corp., 5.75%, 1/17/96..............................      199,489
                                                                                    -----------
            Machinery - 2.8%
            Deere (John) Capital Corp.,
  300,000   5.63%, 1/17/96........................................................      299,249
  150,000   5.73%, 1/4/96.........................................................      149,929
                                                                                    -----------
                                                                                        449,178
                                                                                    -----------
            Miscellaneous Financial Services - 4.4%
            Beneficial Corp.,
  500,000   5.70%, 1/5/96.........................................................      499,683
  100,000   5.76%, 1/8/96.........................................................       99,888
  100,000   Household Finance Corp., 5.67%, 1/23/96...............................       99,654
                                                                                    -----------
                                                                                        699,225
                                                                                    -----------
            Total Short-Term Corporate Notes (amortized cost-$2,220,465)..........  $ 2,220,465
                                                                                    -----------
            CORPORATE NOTES - .1%
            Automotive - .0%
$   2,148   Collins Industries, Inc., 8.75%, 1/11/00..............................  $     2,005
                                                                                    -----------
            Energy - .1%
   15,125   Global Marine, Inc., 12.75%, 12/15/99.................................       16,713
                                                                                    -----------
            Total Corporate Notes (cost - $18,363)................................  $    18,718
                                                                                    -----------
            CONVERTIBLE CORPORATE BONDS - .3%
            Real Estate - .3%
            Security Capital Realty, Inc., 12.00%, 6/30/14(A)(B) (cost -
$  51,487   $46,860)..............................................................  $    51,487
                                                                                    -----------

 Shares
---------
            CONVERTIBLE PREFERRED STOCK - .6%
            Retail - .1%
    2,200   Family Bargain Corp. $.95 Conv. Pfd...................................  $    12,925

            Transportation - .5%
      825   Interpool, Inc., 5.75%, Conv. Pfd.....................................       77,550
                                                                                    -----------
            Total Convertible Preferred Stock (cost-$81,675)......................  $    90,475
                                                                                    -----------

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

 Shares                                                                                Value
---------                                                                           -----------
            COMMON STOCKS - 83.9%
            Advertising - 6.2%
   20,000   Katz Media Group, Inc.*...............................................  $   352,500
    6,000   Omnicom Group, Inc....................................................      223,500
   22,864   True North Communications, Inc. ......................................      422,984
                                                                                    -----------
                                                                                        998,984
                                                                                    -----------

            Automotive - 1.1%
    4,400   Collins Industries, Inc.*.............................................        7,150
   12,000   Masland Corp. ........................................................      168,000
                                                                                    -----------
                                                                                        175,150
                                                                                    -----------
            Banking - .8%
    6,800   First Financial Caribbean Corp........................................      127,500
                                                                                    -----------
            Building & Construction - 3.1%
    9,739   D.R. Horton, Inc. ....................................................      114,433
    3,000   Insituform Technologies (Class A)*....................................       34,875
   16,500   Martin Marietta Materials, Inc. ......................................      340,313
                                                                                    -----------
                                                                                        489,621
                                                                                    -----------
            Chemicals - 1.3%
    6,500   OM Group, Inc.........................................................      215,312
                                                                                    -----------
            Computer Services - 3.5%
   25,867   BancTec, Inc.*........................................................      478,539
    3,394   Globalink, Inc.*......................................................       22,061
    2,800   Keane, Inc.*..........................................................       61,950
                                                                                    -----------
                                                                                        562,550
                                                                                    -----------
            Conglomerates - 1.8%
   12,100   Ralcorp Holdings, Inc.*...............................................      293,425
                                                                                    -----------
            Drugs & Medical Products - 2.8%
    5,000   Dentsply International, Inc. .........................................      200,000
    5,000   Spacelabs, Inc........................................................      143,750
    4,600   Sybron International Corp.*...........................................      109,250
                                                                                    -----------
                                                                                        453,000
                                                                                    -----------
            Electrical Equipment - 8.6%
   17,200   EG & G, Inc...........................................................      417,100
   11,800   Marshall Industries*..................................................      379,075
   30,920   Oak Industries, Inc. .................................................      579,750
                                                                                    -----------
                                                                                      1,375,925
                                                                                    -----------

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

 Shares                                                                                Value
---------                                                                           -----------
            COMMON STOCKS (continued)
            Energy - 8.2%
    7,948   Aquila Gas Pipeline Corp. ............................................  $   102,330
   12,600   Belden & Blake Corp.*.................................................      220,500
   15,500   Global Natural Resources, Inc.*.......................................      162,750
   13,000   Noble Drilling Corp.*.................................................      117,000
   11,200   Petroleum Heat & Power Company, Inc. (Class A)........................       91,000
   10,100   St. Mary Land & Exploration Co........................................      141,400
   25,942   Sithe Energies, Inc.*.................................................      155,652
    8,000   Tesoro Petroleum Corp.*...............................................       69,000
    2,000   Triton Energy Corp.*..................................................      114,750
    6,900   UGI Corp. ............................................................      143,175
                                                                                    -----------
                                                                                      1,317,557
                                                                                    -----------
            Entertainment - .4%
    6,000   Hollywood Park, Inc...................................................       60,375
   15,983   Spectravision, Inc. (Class B)*........................................        2,997
                                                                                    -----------
                                                                                         63,372
                                                                                    -----------
            Food Services - 1.1%
    7,000   IHOP Corp.*...........................................................      182,000
                                                                                    -----------
            Health & Hospitals - 3.4%
    1,700   Community Health Services, Inc.*......................................       60,562
   20,200   Magellan Health Services, Inc.*.......................................      484,800
                                                                                    -----------
                                                                                        545,362
                                                                                    -----------
            Household Products - .2%
    3,200   Crown Crafts, Inc.....................................................       36,800
                                                                                    -----------
            Insurance - 6.7%
    4,100   Ace, LTD. ............................................................      162,975
   15,000   Capsure Holdings Corp.*...............................................      264,375
   12,000   E.W. Blanch Holdings, Inc. ...........................................      280,500
    9,453   Guaranty National Corp................................................      145,340
    7,000   Penn-America Group, Inc.*.............................................       99,750
    5,400   Prudential Reinsurance Holdings, Inc. ................................      126,225
                                                                                    -----------
                                                                                      1,079,165
                                                                                    -----------
            Manufacturing - 12.1%
    3,800   Alltrista Corp.*......................................................       68,400
   13,000   Baldwin Technology Co. (Class A)......................................       65,813
    5,700   Briggs & Stratton Corp................................................      247,237
    9,000   Carlisle Companies, Inc...............................................      363,375
   11,800   Crane Co. ............................................................      435,125
   12,700   Exabyte Corp.*........................................................      185,737

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

 Shares                                                                                Value
---------                                                                           -----------
            COMMON STOCKS (continued)
            Manufacturing (continued)
   12,000   Harmon Industries, Inc. ..............................................  $   189,000
    6,048   North American Watch Co...............................................      116,424
    9,400   Singer Co. N.V........................................................      262,025
                                                                                    -----------
                                                                                      1,933,136
                                                                                    -----------
            Paper Products - 3.3%
   44,800   Repap Enterprises, Inc.*..............................................      198,800
   22,800   Shorewood Packaging Corp.*............................................      324,900
                                                                                    -----------
                                                                                        523,700
                                                                                    -----------
            Printing & Publishing - 2.3%
    8,300   International Imaging Materials, Inc.*................................      209,575
    8,900   Nu-Kote Holdings, Inc. (Class A)*.....................................      151,300
                                                                                    -----------
                                                                                        360,875
                                                                                    -----------
            Real Estate - 6.8%
   13,291   Cousins Properties, Inc. .............................................      269,143
    6,161   Post Properties, Inc..................................................      196,382
   17,500   Security Capital Industrial Trust, Inc................................      306,250
   12,752   Security Capital Pacific Trust........................................      251,852
       66   Security Capital Realty, Inc. (A).....................................       58,212
                                                                                    -----------
                                                                                      1,081,839
                                                                                    -----------
            Retail - .3%
    3,500   Maxim Group, Inc.*....................................................       47,250
                                                                                    -----------
            Security/Investigation - .1%
   10,801   Automated Security (Holdings) PLC ADS*................................        8,101
                                                                                    -----------
            Technology - .3%
    1,500   Unitrode Corp.........................................................       42,375
                                                                                    -----------
            Telecommunication - 1.0%
    7,000   ECI Telecom, Ltd. ....................................................      159,688
                                                                                    -----------
            Textiles/Apparel - 4.4%
   11,000   Dyersburg Corp........................................................       55,000
    3,426   Fab Industries, Inc. .................................................      109,204
    6,400   Mohawk Industries, Inc.*..............................................      100,000
   22,000   Westpoint Stevens, Inc. (Class A)*....................................      441,375
                                                                                    -----------
                                                                                        705,579
                                                                                    -----------
            Tobacco/Beverages/Food Products - 1.1%
   12,900   Morningstar Group, Inc.*..............................................      103,200
    6,000   Sylvan Foods Holdings, Inc.*..........................................       71,250
                                                                                    -----------
                                                                                        174,450
                                                                                    -----------

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

 Shares                                                                                Value
---------                                                                           -----------
            COMMON STOCKS (continued)
            Transportation - 1.7%
    8,300   Interpool, Inc. *.....................................................  $   148,363
    8,500   MTL, Inc*.............................................................      119,000
                                                                                    -----------
                                                                                        267,363
                                                                                    -----------
            Other - 1.3%
    8,250   McGrath RentCorp......................................................      156,750
    6,470   Olympic Steel, Inc.*..................................................       56,612
                                                                                    -----------
                                                                                        213,362
                                                                                    -----------
            Total Common Stocks (cost - $12,333,334)..............................  $13,433,441
                                                                                    -----------
Contracts
            PURCHASED PUT OPTIONS - .0%
            Triton Energy Corp., expiring August '96 @ $50 (premium
       20   paid - $5,511)........................................................  $     4,125
                                                                                    -----------

           Total Investments(C) (cost - $14,706,208)...................   98.8%    $15,818,711
           Other Assets in Excess of Other Liabilities.................    1.2         185,681
                                                                         -----     -----------
           Total Net Assets............................................  100.0%    $16,004,392
                                                                         =====      ==========

---------------

* Non-income producing security.

(A) Restricted securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                        Date of         Par                  Unit     Unit Valuation as of
                    Description                       Acquisition     Amount      Shares     Cost      December 31, 1995
----------------------------------------------------  -----------     -------     ------     ----     --------------------
Security Capital Realty, Inc.
  12.00%, 6/30/14...................................  9/16/94..       $51,487       --       $ 91             $100
Security Capital Realty, Inc.
  Common Stock......................................    9/16/94           --        66       $949             $882

(B) Security Capital at its discretion may defer interest payments.

(C) Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $1,745,435, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $632,932, and net unrealized appreciation for Federal income tax purposes is $1,112,503. Federal income tax basis of portfolio securities is substantially the same as for financial reporting purposes.

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1995

Assets
Investments, at value (cost - $14,706,208)......................................  $15,818,711
Cash............................................................................        2,921
Receivable from investments sold................................................      158,499
Receivable from fund shares sold................................................       24,462
Dividends receivable............................................................       18,425
Interest receivable.............................................................        3,421
Other assets....................................................................          169
                                                                                  -----------
  Total Assets..................................................................   16,026,608
                                                                                  -----------
Liabilities
Payable for fund shares redeemed................................................          200
Investment advisory fee payable.................................................        1,050
Other payables and accrued expenses.............................................       20,966
                                                                                  -----------
  Total Liabilities.............................................................       22,216
                                                                                  -----------
Net Assets
Par value ($.01 per share)......................................................        8,037
Paid-in-surplus.................................................................   14,215,173
Accumulated undistributed net investment income.................................      211,870
Accumulated undistributed net realized gain on investments......................      456,809
Net unrealized appreciation on investments......................................    1,112,503
                                                                                  -----------
  Total Net Assets..............................................................  $16,004,392
                                                                                  ===========
Fund shares outstanding.........................................................      803,674
                                                                                  -----------
Net asset value per share.......................................................  $     19.91
                                                                                  ===========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                           STATEMENT OF OPERATIONS

                     For the year ended December 31, 1995

Investment Income
  Dividends......................................................................  $  143,632
  Interest.......................................................................     157,866
                                                                                   ----------
     Total investment income.....................................................     301,498
                                                                                   ----------
Operating Expenses
  Investment advisory fee (note 2a)..............................................      72,770
  Custodian fees.................................................................      15,454
  Auditing, consulting and tax return preparation fees...........................      10,095
  Transfer and dividend disbursing agent fees....................................       9,197
  Legal fees.....................................................................       3,156
  Reports and notices to shareholders............................................       2,392
  Miscellaneous..................................................................       6,639
                                                                                   ----------
     Total operating expenses....................................................     119,703
     Less: Investment advisory fee waived (note 2a)..............................     (30,075)
                                                                                   ----------
          Net operating expenses.................................................      89,628
                                                                                   ----------
          Net investment income..................................................     211,870
                                                                                   ----------
Realized and Unrealized Gain (Loss) on Investments - Net
Net realized gain on investments.................................................     456,809
Net change in unrealized appreciation (depreciation) on investments..............   1,189,804
                                                                                   ----------
          Net realized gain and change in unrealized appreciation (depreciation)
          on investments.........................................................   1,646,613
                                                                                   ----------
          Net increase in net assets resulting from operations...................  $1,858,483
                                                                                   ==========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                Year ended       September 16, 1994(1)
                                                             December 31, 1995   to December 31, 1994
                                                             -----------------   ---------------------
Operations
Net investment income......................................     $   211,870           $    29,623
Net realized gain on investments...........................         456,809                26,352
Net change in unrealized appreciation (depreciation) on
  investments..............................................       1,189,804               (77,301)
                                                                -----------            ----------
     Net increase (decrease) in net assets resulting from
       operations..........................................       1,858,483               (21,326)
                                                                -----------            ----------
Dividends and Distributions to Shareholders
Net investment income......................................         (29,623)                   --
Net realized gains.........................................         (26,352)                   --
                                                                -----------            ----------
     Total dividends and distributions to shareholders.....         (55,975)                   --
                                                                -----------            ----------
Fund Share Transactions
Net proceeds from sales....................................       7,801,061             1,287,020
Net value of securities received (note 1)..................              --             8,129,274
Reinvestment of dividends and distributions................          55,975                    --
Cost of shares redeemed....................................      (2,865,595)             (184,525)
                                                                -----------            ----------
     Net increase in net assets from fund share
       transactions........................................       4,991,441             9,231,769
                                                                -----------            ----------
          Total increase in net assets.....................       6,793,949             9,210,443
Net Assets
Beginning of period........................................       9,210,443                     0
                                                                -----------            ----------
End of period (including undistributed net investment
  income of $211,870 and $29,623, respectively)............     $16,004,392           $ 9,210,443
                                                                ===========            ==========
Shares Issued and Redeemed
Issued.....................................................         427,444                75,859
Issued in exchange for securities (note 1).................              --               464,795
Issued in reinvestment of dividends and distributions......           3,289                    --
Redeemed...................................................        (156,903)              (10,810)
                                                                -----------            ----------
     Net increase..........................................         273,830               529,844
                                                                ===========            ==========

---------------

(1) Commencement of operations.

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                        NOTES TO FINANCIAL STATEMENTS

                              December 31, 1995

(1) Organization and Significant Accounting Policies

     Quest for Value Accumulation Trust (the "Trust") was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (formerly called Quest for Value Advisors; the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Small Cap Portfolio (the "Portfolio"), one of the Trust's seven portfolios, had no operations until September 16, 1994, when the Enterprise Accumulation Trust Small Cap Portfolio (formerly known as Quest for Value Accumulation Trust Small Cap Portfolio), distributed cash and securities with an aggregate market value of $8,129,274 in exchange for 464,795 shares of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) Valuation of Investments

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) Dividends and Distributions

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS (continued)

                              December 31, 1995

(1) Organization and Significant Accounting Policies (continued)
  (D) Dividends and Distributions (continued) accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. At December 31, 1995, the Portfolio did not have any permanent book-tax differences.

  (E) Allocation of Expenses

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all the applicable portfolios of the Trust or another reasonable basis.

  (F) Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) Purchased Put Option Accounting Policy

     When a Portfolio purchases a put option, it pays a premium and an amount equal to the premium is recorded as an investment. The option is subsequently marked-to-market to reflect its current market value. The Portfolio, as purchaser of an option, has control over whether the option is exercised. If an option expires unexercised, the Portfolio realizes a loss in the amount of the premium paid. If an option is exercised, the premium paid is an adjustment to the proceeds from the sale in determining whether the Portfolio has realized a gain or loss. The difference between the premium paid and the amount received on effecting a closing sale transaction is the realized gain or loss. The Portfolio, as a purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

(2) Investment Advisory Fee and Other Transactions with Affiliates

     (a) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%.

     The Adviser has agreed to waive that portion of the advisory fee and to reimburse any necessary expenses to limit operating expenses of the Portfolio to .74% of average daily net assets on an annual basis through at least December 31, 1995.

     (b) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1995, amounted to $35,395, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $12,805.

(3) Purchases and Sales of Securities

     For the year ended December 31, 1995, purchases and sales of investment securities, other than short-term securities were $10,968,368 and $6,786,171, respectively.

(4) Capital Loss Deferral

     Capital losses incurred after October 31, 1995 are deemed to arise on the first business day of the following fiscal year. Accordingly, the Portfolio incurred and elected to defer $87,890 in net capital losses.

                      QUEST FOR VALUE ACCUMULATION TRUST
                             SMALL CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS

               For a share outstanding throughout each period:

                                                              Year ended         September 16, 1994(1)
                                                           December 31, 1995     to December 31, 1994
                                                           -----------------     ---------------------
Net asset value, beginning of period.....................     $     17.38             $     17.49
Income from investment operations:
Net investment income....................................            0.26                    0.06
Net realized and unrealized gain (loss) on investments...            2.37                   (0.17)
                                                              -----------              ----------
  Total from investment operations.......................            2.63                   (0.11)
                                                              -----------              ----------
Dividends and distributions to shareholders:
Dividends to shareholders from net investment income.....           (0.05)                     --
Distributions to shareholders from net realized capital
  gains..................................................           (0.05)                     --
                                                              -----------              ----------
  Total dividends and distributions......................           (0.10)                     --
                                                              -----------              ----------
Net asset value, end of period...........................     $     19.91             $     17.38
                                                              ===========              ==========
Total return(2)..........................................           15.2%                    (.6%)
                                                              ===========              ==========
Net assets, end of period................................     $16,004,392             $ 9,210,443
                                                              -----------              ----------
Ratio of net operating expenses to average net
  assets(5)..............................................           0.74%(4)                0.74%(3)
                                                              -----------              ----------
Ratio of net investment income to average net
  assets(5)..............................................           1.75%(4)                1.22%(3)
                                                              -----------              ----------
Portfolio turnover.......................................             69%                     32%
                                                              -----------              ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1995 were $12,128,267.

(5) During the periods presented above, the Adviser waived a portion or all of its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratio of net operating expenses to average net assets would have been 0.99% and 1.64% and the ratio of net investment income to average net assets would have been 1.50% and 0.32%, respectively.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Accumulation Trust -- Small Cap Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the portfolios constituting Quest for Value Accumulation Trust hereafter referred to as the "Portfolio") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 1995 and for the period September 16, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 16, 1996

                              MANAGED PORTFOLIO

     The Managed Portfolio, which invests in stocks, bonds and cash equivalents, has consistently ranked among the top funds in its category. It continued its outstanding performance in 1995, providing a total return of 45.6%, well above the total return of 37.6% with dividends included for the Standard & Poor's 500 Index (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization. This performance ranked second best among the 68 flexible portfolio funds in Lipper's Variable Insurance Products Performance Analysis Service Report. In the 1995 second half, the Portfolio provided a total return of 12.2%, compared with 14.4% for the S&P 500.

     The Portfolio has been a consistently excellent performer over time. This fact was recognized by Morningstar, Inc., when it named Richard J. Glasebrook II, manager of the Portfolio, as its 1995 Variable Fund Manager of the Year. Morningstar is a well-known commentator on variable annuity performance results. For the five years ended December 31, 1995, the Portfolio's average annual total return of 23.3%* exceeded by a wide margin the 16.6% return of the S&P 500. This performance was second best among the 54 flexible portfolio funds in the Lipper universe. From inception on August 1, 1988 through December 31, 1995, the Portfolio provided an average annual total return of 19.7%*, compared with 15.2% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     The Portfolio has achieved its superior long-term performance by investing in quality undervalued stocks and holding them for price appreciation. Its three largest holdings, McDonnell Douglas Corp., Federal Home Loan Mortgage Corp. (Freddie Mac) and Citicorp, all reached new highs in the 1995 fourth quarter. However, the market price of its fourth largest holding, Intel Corp., declined in the quarter due to fears that a poorer business environment might lead to reduced demand for the company's semiconductor products. Intel is the Portfolio's only significant investment in the technology sector.

     Although the Portfolio can buy bonds and money market securities, in practice it invests primarily in common stocks based on the premise that stocks provide the best returns over time. As of December 31, 1995, 84% of the Portfolio's net assets were invested in common stocks and securities convertible into common stocks, 2% in Treasury notes and bonds, and 14% in cash and cash equivalents.

     In the 1995 second half, the Portfolio increased its existing positions or added new positions in the common stocks of such companies as Becton, Dickinson & Co., Champion International Corp., Reebok International Ltd., First Interstate Bancorp, Mattel, Inc. and Tenneco, Inc. Reduced or eliminated during the second half were investments in such stocks as Mellon Bank Corp., Shaw Industries, Inc. and Northrop Grumman Corp.

     The Portfolio owned the common stocks of 34 companies as of December 31, 1995. Major industry positions were in the banking, financial services, aerospace and defense, consumer products, and insurance sectors. The Portfolio's five largest equity holdings were McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States; Citicorp, a leading bank; Intel Corp., a major producer of semiconductors; and Freeport McMoRan Copper & Gold (class B), which produces copper and gold at a mine in the Indonesian region of Irian Jaya.
---------------

* Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,354,102 in the Present Trust. For the periods prior to September 16, 1994, the performance reflects the performance of the corresponding Managed Portfolio of the Old Trust.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
QUEST FOR VALUE ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)*
             THROUGH 12/31/95 AND TOTAL RETURN ON S&P 500 INDEX+

      Measurement Period           Managed       S&P 500 In-
    (Fiscal Year Covered)         Portfolio          dex
08/01/88                                10000           10000
12/31/88                                10440           10383
12/31/89                                13839           13673
12/31/90                                13336           13249
12/31/91                                19458           17285
12/31/92                                23098           18602
12/31/93                                25498           20475
12/31/94                                26165           20746
12/31/95                                38083           25842

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.
The performance graph does not reflect charges imposed by the Variable
Accounts.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                           SCHEDULE OF INVESTMENTS

                              December 31, 1995

Principal
  Amount                                                                               Value
----------                                                                          -----------
             SHORT-TERM CORPORATE NOTES - 14.3%
             Automotive - 2.5%
             Ford Motor Credit Co.,
$  150,000   5.74%, 1/8/96........................................................  $   149,833
 2,310,000   5.76%, 1/10/96.......................................................    2,306,674
                                                                                    -----------
                                                                                      2,456,507
                                                                                    -----------

             Banking - .2%
   180,000   Norwest Financial, Inc., 5.62%, 1/22/96..............................      179,410
                                                                                    -----------
             Insurance - 6.3%
             Prudential Funding Corp.,
 3,130,000   5.80%, 1/17/96.......................................................    3,121,932
 3,150,000   5.81%, 1/9/96........................................................    3,145,933
                                                                                    -----------
                                                                                      6,267,865
                                                                                    -----------
             Machinery/Engineering - .4%
   420,000   Deere (John) Capital Corp., 5.55%, 1/17/96...........................      418,964
                                                                                    -----------
             Miscellaneous Financial Services - 4.6%
 1,370,000   Beneficial Corp., 5.80%, 1/23/96.....................................    1,365,144
 3,000,000   Household Finance Corp., 5.75%, 1/10/96..............................    2,995,687
   130,000   Merrill Lynch & Co., Inc., 5.75%, 1/3/96.............................      129,958
                                                                                    -----------
                                                                                      4,490,789
                                                                                    -----------
             Tobacco/Beverages/Food Products - .3%
   330,000   Philip Morris Companies, Inc., 5.92%, 1/3/96.........................      329,891
                                                                                    -----------
             Total Short-Term Corporate Notes (amortized cost - $14,143,426)......  $14,143,426
                                                                                    -----------
             U.S. TREASURY NOTES AND BONDS - 1.7%
$  700,000   6.25%, 8/15/23.......................................................  $   720,237
   630,000   7.875%, 4/15/98......................................................      665,242
   297,500   7.875%, 8/15/01......................................................      332,269
                                                                                    -----------
             Total U.S. Treasury Notes and Bonds (cost - $1,520,076)..............  $ 1,717,748
                                                                                    -----------
             CONVERTIBLE CORPORATE BONDS - .7%
             Real Estate - .7%
$  632,708   Security Capital Realty, Inc., 12.00%, 6/30/14(A)(B)
             (cost - $575,845)....................................................  $   632,708
                                                                                    -----------
    Shares
----------
             CONVERTIBLE PREFERRED STOCKS - .0%
             Retail - .0%
     2,478   Venture Stores, Inc., $3.25 Conv. Pfd. (cost - $102,527).............  $    24,780
                                                                                    -----------

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

  Shares                                                                               Value
----------                                                                          -----------
             COMMON STOCKS - 83.2%
             Aerospace/Defense - 7.6%
    20,000   Lockheed Martin Corp. ...............................................  $ 1,580,000
    63,000   McDonnell Douglas Corp...............................................    5,796,000
     2,200   Northrop Grumman Corp. ..............................................      140,800
                                                                                    -----------
                                                                                      7,516,800
                                                                                    -----------

             Automotive - 1.7%
    31,300   General Motors Corp..................................................    1,654,987
                                                                                    -----------
             Banking - 16.1%
    74,100   Citicorp.............................................................    4,983,225
     7,400   First Empire State Corp. ............................................    1,613,200
    15,000   First Interstate Bancorp.............................................    2,047,500
    60,000   Mellon Bank Corp.....................................................    3,225,000
    19,000   Wells Fargo & Co. ...................................................    4,104,000
                                                                                    -----------
                                                                                     15,972,925
                                                                                    -----------
             Chemicals - 3.5%
    40,000   Hercules, Inc. ......................................................    2,255,000
    10,000   Monsanto Co. ........................................................    1,225,000
                                                                                    -----------
                                                                                      3,480,000
                                                                                    -----------
             Consumer Products - 7.0%
    16,350   Avon Products, Inc. .................................................    1,232,381
   100,000   Mattel, Inc. ........................................................    3,075,000
    93,000   Reebok International Ltd. ...........................................    2,627,250
                                                                                    -----------
                                                                                      6,934,631
                                                                                    -----------
             Drugs & Medical Products - 3.0%
    40,000   Becton, Dickinson & Co. .............................................    3,000,000
                                                                                    -----------
             Energy - 5.6%
    20,000   MAPCO, Inc. .........................................................    1,092,500
    60,000   Tenneco, Inc.........................................................    2,977,500
    25,700   Triton Energy Corp.*.................................................    1,474,537
                                                                                    -----------
                                                                                      5,544,537
                                                                                    -----------
             Insurance - 6.4%
    51,400   EXEL Ltd. ...........................................................    3,135,400
    15,400   Transamerica Corp. ..................................................    1,122,275
       180   Transport Holdings, Inc.*............................................        7,335
    33,000   Travelers, Inc. .....................................................    2,074,875
                                                                                    -----------
                                                                                      6,339,885
                                                                                    -----------
             Manufacturing - 1.6%
   110,000   Shaw Industries, Inc. ...............................................    1,622,500
                                                                                    -----------

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                     SCHEDULE OF INVESTMENTS (continued)

                              December 31, 1995

  Shares                                                                               Value
----------                                                                          -----------
             COMMON STOCKS (continued)
             Metals & Mining - 4.6%
   149,132   Freeport McMoRan Copper & Gold (Class B).............................  $ 4,194,338
     9,389   Freeport McMoRan, Inc................................................      347,393
                                                                                    -----------
                                                                                      4,541,731
                                                                                    -----------
             Miscellaneous Financial Services - 13.8%
    74,000   American Express Co..................................................    3,061,750
    90,000   Countrywide Credit Industries, Inc...................................    1,957,500
    61,100   Federal Home Loan Mortgage Corp......................................    5,101,850
    29,100   Federal National Mortgage Association................................    3,612,038
                                                                                    -----------
                                                                                     13,733,138
                                                                                    -----------
             Paper Products - 3.6%
    84,000   Champion International Corp..........................................    3,528,000
                                                                                    -----------
             Real Estate - .7%
       811   Security Capital Realty, Inc.(A).....................................      715,302
                                                                                    -----------
             Technology - 6.0%
    75,000   Intel Corp...........................................................    4,256,250
    60,000   Unitrode Corp.*......................................................    1,695,000
                                                                                    -----------
                                                                                      5,951,250
                                                                                    -----------
             Telecommunications - 2.0%
    50,000   Sprint Corp..........................................................    1,993,750
                                                                                    -----------
             Total Common Stocks (cost - $61,380,303).............................  $82,529,436
                                                                                    -----------

            Total Investments(C) (cost - $77,722,177)..................   99.9%    $99,048,098
            Other Assets in Excess of Other Liabilities................    0.1         140,049
                                                                         -----     -----------
            Total Net Assets...........................................  100.0%    $99,188,147
                                                                         =====      ==========

---------------

* Non-income producing security.

(A) Restricted Securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                                                                         Unit Valuation
                                                         Date of         Par                   Unit           as of
                       Description                     Acquisition      Amount      Shares     Cost     December 31, 1995
    ---------------------------------------------------------------------------------------------------------------------
    Security Capital Realty, Inc.
      12.00%, 6/30/14................................     9/16/94      $632,708        --      $ 91     $       100
    Security Capital Realty, Inc.
      Common Stock...................................     9/16/94            --       811      $949     $       882

(B) Security Capital at its discretion may defer interest payments.

(C) Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $22,384,125, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,058,204 and net unrealized appreciation for Federal income tax purpose is $21,325,921. Federal income tax basis of portfolio securities is substantially the same as for financial reporting purposes.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1995

Assets
Investments, at value (cost-$77,722,177)........................................  $99,048,098
Receivable from fund shares sold................................................      42,863
Dividends receivable............................................................      89,385
Interest receivable.............................................................      74,121
Receivable from Adviser.........................................................       1,313
Other assets....................................................................         385
                                                                                  -----------
  Total Assets..................................................................  99,256,165
                                                                                  -----------
Liabilities
Payable for fund shares redeemed................................................         964
Due to custodian................................................................      24,356
Other payables and accrued expenses.............................................      42,698
                                                                                  -----------
  Total Liabilities.............................................................      68,018
                                                                                  -----------
Net Assets
Par value ($.01 per share)......................................................      32,907
Paid-in-surplus.................................................................  75,572,376
Accumulated undistributed net investment income.................................   1,378,069
Accumulated undistributed net realized gain on investments......................     878,874
Net unrealized appreciation on investments......................................  21,325,921
                                                                                  -----------
  Total Net Assets..............................................................  $99,188,147
                                                                                  ===========
Fund shares outstanding.........................................................   3,290,749
                                                                                  -----------
Net asset value per share.......................................................  $    30.14
                                                                                  ===========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                           STATEMENT OF OPERATIONS

                     For the year ended December 31, 1995

Investment Income
  Dividends.....................................................................  $1,270,963
  Interest......................................................................     600,998
                                                                                  -----------
     Total investment income....................................................   1,871,961
                                                                                  -----------
Operating Expenses
  Investment advisory fee (note 2a).............................................     447,678
  Trustee's fees and expenses...................................................      17,443
  Custodian fees................................................................      16,004
  Auditing, consulting and tax return preparation fees..........................      14,421
  Transfer and dividend disbursing agent fees...................................      10,207
  Reports and notices to shareholders...........................................       9,949
  Legal fees....................................................................       8,106
  Miscellaneous.................................................................      25,120
                                                                                  -----------
     Total operating expenses...................................................     548,928
     Less: Investment advisory fee waived (note 2a).............................     (55,036)
                                                                                  -----------
          Net operating expenses................................................     493,892
                                                                                  -----------
          Net investment income.................................................   1,378,069
                                                                                  -----------
Realized and Unrealized Gain (Loss) on Investments - Net
Net realized gain on investments................................................   1,023,914
Net change in unrealized appreciation (depreciation) on investments.............  23,901,028
                                                                                  -----------
          Net realized gain and change in unrealized appreciation (depreciation)
          on investments........................................................  24,924,942
                                                                                  -----------
          Net increase in net assets resulting from operations..................  $26,303,011
                                                                                  ===========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                             Year ended         September 16, 1994(1)
                                                          December 31, 1995      to December 31, 1994
                                                          -----------------     ----------------------
Operations
Net investment income...................................     $ 1,378,069              $  360,801
Net realized gain (loss) on investments.................       1,023,914                (145,040)
Net change in unrealized appreciation (depreciation) on
  investments...........................................      23,901,028              (2,575,107)
                                                             -----------             -----------
     Net increase (decrease) in net assets resulting
       from operations..................................      26,303,011              (2,359,346)
                                                             -----------             -----------
Dividends to Shareholders
Net investment income...................................        (360,801)                     --
                                                             -----------             -----------
Fund Share Transactions
Net proceeds from sales.................................      27,913,098               6,980,338
Net value of securities received (note 1)...............              --              51,354,102
Reinvestment of dividends...............................         360,801                      --
Cost of shares redeemed.................................      (9,971,333)             (1,031,723)
                                                             -----------             -----------
     Net increase in net assets from fund share
       transactions.....................................      18,302,566              57,302,717
                                                             -----------             -----------
          Total increase in net assets..................      44,244,776              54,943,371
Net Assets
Beginning of period.....................................      54,943,371                       0
                                                             -----------             -----------
End of period (including undistributed net investment
  income of $1,378,069 and $360,801, respectively)......     $99,188,147              $54,943,371
                                                             ===========             ===========
Shares Issued and Redeemed
Issued..................................................       1,016,970                 330,594
Issued in exchange for securities (note 1)..............              --               2,355,693
Issued in reinvestment of dividends.....................          15,866                      --
Redeemed................................................        (379,452)                (48,922)
                                                             -----------             -----------
     Net increase.......................................         653,384               2,637,365
                                                             ===========             ===========

---------------

(1) Commencement of operations.

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                        NOTES TO FINANCIAL STATEMENTS

                              December 31, 1995

(1) Organization and Significant Accounting Policies

     Quest for Value Accumulation Trust (the "Trust") was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (formerly called Quest for Value Advisors; the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Managed Portfolio (the "Portfolio"), one of the Trust's seven portfolios, had no operations until September 16, 1994, when the Enterprise Accumulation Trust Managed Portfolio (formerly known as Quest for Value Accumulation Trust Managed Portfolio), distributed cash and securities with an aggregate market value of $51,354,102 in exchange for 2,355,693 shares of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) Valuation of Investments

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) Dividends and Distributions

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS (continued)

                              December 31, 1995

(1) Organization and Significant Accounting Policies (continued)
  (D) Dividends and Distributions (continued)
     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. At December 31, 1995, the Portfolio did not have any permanent book-tax differences.

  (E) Allocation of Expenses

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all the applicable portfolios of the Trust or another reasonable basis.

  (F) Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Investment Advisory Fee and Other Transactions with Affiliates

     (a) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%.

     The Adviser has agreed to waive that portion of the advisory fee and to reimburse any necessary expenses to limit operating expenses of the Portfolio to .66% of average daily net assets on an annual basis through at least December 31, 1995.

     (b) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1995, amounted to $65,136, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $26,544.

(3) Purchases and Sales of Securities

     For the year ended December 31, 1995, purchases and sales of investment securities, other than short-term securities were $30,484,410 and $15,035,906 respectively.

(4) Capital Loss Carryforward

     For the fiscal year ended December 31, 1995, the Portfolio will utilize $145,040 of net capital loss carryforwards.

                      QUEST FOR VALUE ACCUMULATION TRUST
                              MANAGED PORTFOLIO
                             FINANCIAL HIGHLIGHTS

               For a share outstanding throughout each period:

                                                                                  September 16, 1994
                                                                Year ended                (1)
                                                             December 31, 1995   to December 31, 1994
                                                             -----------------   ---------------------
Net asset value, beginning of period.......................     $     20.83           $     21.80
Income from investment operations:
Net investment income......................................            0.42                  0.14
Net realized and unrealized gain (loss) on investments.....            9.02                 (1.11)
                                                                -----------           -----------
  Total from investment operations.........................            9.44                 (0.97)
                                                                -----------           -----------
Dividends to shareholders:
Dividends to shareholders from net investment income.......           (0.13)                   --
                                                                -----------           -----------
Net asset value, end of period.............................     $     30.14           $     20.83
                                                                ===========           ===========
Total return(2)............................................           45.6%                 (4.4%)
                                                                ===========           ===========
Net assets, end of period..................................     $99,188,147           $54,943,371
                                                                -----------           -----------
Ratio of net operating expenses to average net assets(5)...           0.66%(4)              0.66%(3)
                                                                -----------           -----------
Ratio of net investment income to average net assets(5)....           1.85%(4)              2.34%(3)
                                                                -----------           -----------
Portfolio turnover.........................................             22%                    8%
                                                                -----------           -----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1995 were $74,612,954.

(5) During the periods presented above, the Adviser waived a portion of its fees. If such waivers had not been in effect, the ratio of net operating expenses to average net assets would have been 0.74% and 0.96% and the ratio of net investment income to average net assets would have been 1.77% and 2.04%, respectively.

                      Report of Independent Accountants

To the Shareholders and Trustees of
Quest for Value Accumulation Trust -- Managed Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the portfolios constituting Quest for Value Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 1995 and for the period September 16, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 16, 1996

                       U.S. GOVERNMENT INCOME PORTFOLIO

     We introduced the U.S. Government Income Portfolio on January 3, 1995, for investors seeking favorable returns from investments in government securities. The Portfolio, which seeks to provide a combination of high current income and protection of capital, invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio invests primarily in intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     The Portfolio provided a total return of 13.1% from its inception through December 31, 1995. This compared with a total return of 14.4% for the Lehman Brothers Intermediate Government Bond Index. Returns take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     We have invested the Portfolio in a diversified group of government securities, as we seek to generate above-average returns with below-average risk. At the end of December, the Portfolio's assets were allocated 46% to Treasuries, 52% to U.S. Government agency securities, 1% cash and 1% to assets in excess of liabilities. The average maturity of the Portfolio's investments was 3.4 years.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
   QUEST FOR VALUE aCCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO FROM
                              INCEPTION (1/3/95)
 THROUGH 12/31/95 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOV'T. BOND INDEX*

                                                 LEHMAN IN-
                                U.S. GOVERN-     TERMEDIATE
      MEASUREMENT PERIOD         MENT INCOME     GOV'T BOND
    (FISCAL YEAR COVERED)         PORTFOLIO        INDEX*
01/03/95                                10000           10000
12/31/95                                11313           11441

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
The performance graph does not reflect charges imposed by the Variable
Accounts.
*with dividends.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                           SCHEDULE OF INVESTMENTS

                              December 31, 1995

Principal
 Amount                                                                                 Value
---------                                                                            -----------
            U. S. TREASURY NOTES -- 46.4%
$  95,000   5.75%, 8/15/03.......................................................    $    96,143
   65,000   6.375%, 8/15/02......................................................         68,158
  125,000   7.25%, 2/15/98.......................................................        129,980
   35,000   7.25%, 5/15/04.......................................................         38,850
  140,000   7.375%, 11/15/97.....................................................        145,294
  175,000   7.75%, 12/31/99......................................................        189,903
                                                                                      ----------
            Total U.S. Treasury Notes (cost -- $646,868).........................    $   668,328
                                                                                      ----------
            U.S. GOVERNMENT AGENCY NOTES -- 51.5%
            Federal Farm Credit Bank
$  35,000   5.08%, 1/15/96.......................................................    $    35,000
   40,000   6.50%, 4/1/96........................................................         40,106
   75,000   8.65%, 10/1/99.......................................................         82,817
            Federal Home Loan Bank
   60,000   6.94%, 3/14/97.......................................................         61,078
  145,000   8.60%, 8/25/99.......................................................        159,613
  175,000   Federal Home Loan Mortgage Corp., 6.22%, 3/24/03.....................        179,730
            Federal National Mortgage Association
   60,000   5.375%, 6/10/98......................................................         60,000
   25,000   8.80%, 7/25/97.......................................................         26,309
   20,000   9.20%, 6/10/97.......................................................         21,056
   75,000   Student Loan Marketing Association, 7.00%, 3/03/98...................         77,543
                                                                                      ----------
            Total U.S. Government Agency Notes (cost -- $722,722)................    $   743,252
                                                                                      ----------

            Total Investments (A) (cost -- $1,369,590).....................   97.9%     $1,411,580
            Other Assets in Excess of Other Liabilities....................    2.1          30,878
                                                                             -----     -----------
            Total Net Assets...............................................  100.0%     $1,442,458
                                                                             =====       =========

---------------

(A) Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $41,990, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $0, and net unrealized appreciation for Federal income tax purposes is $41,990. Federal income tax basis of portfolio securities is substantially the same as for financial reporting purposes.

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES

                              December 31, 1995

Assets
Investments, at value (cost -- $1,369,590).......................................  $1,411,580
Cash.............................................................................     11,231
Receivable from fund shares sold.................................................      2,400
Interest receivable..............................................................     30,127
Receivable from Adviser..........................................................        552
Other assets.....................................................................        113
                                                                                   ----------
  Total Assets...................................................................  1,456,003
                                                                                   ----------
Liabilities
Payable for fund shares redeemed.................................................         23
Dividends payable................................................................        611
Other payables and accrued expenses..............................................     12,911
                                                                                   ----------
  Total Liabilities..............................................................     13,545
                                                                                   ----------
Net Assets
Par value ($.01 per share).......................................................      1,358
Paid-in-surplus..................................................................  1,399,110
Net unrealized appreciation on investments.......................................     41,990
                                                                                   ----------
  Total Net Assets...............................................................  $1,442,458
                                                                                   ==========
Fund shares outstanding..........................................................    135,799
                                                                                   ----------
Net asset value per share........................................................  $   10.62
                                                                                   ==========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                           STATEMENT OF OPERATIONS

 For the period January 3, 1995 (commencement of operations) to December 31,
                                     1995

Investment Income
  Interest.........................................................................  $52,801
                                                                                     --------
Operating Expenses
  Investment advisory fee (note 2a)................................................    4,873
  Custodian fees...................................................................   12,078
  Auditing, consulting and tax return preparation fees.............................    8,452
  Transfer and dividend disbursing agent fees......................................    8,260
  Legal fees.......................................................................    2,079
  Reports and notices to shareholders..............................................      722
  Miscellaneous....................................................................    1,934
                                                                                     --------
     Total operating expenses......................................................   38,398
     Less: Investment advisory fee waived and expenses reimbursed (note 2a)........  (32,307)
                                                                                     --------
          Net operating expenses...................................................    6,091
                                                                                     --------
          Net investment income....................................................   46,710
                                                                                     --------
Realized and Unrealized Gain (Loss) on Investments - Net
Net realized gain on investments...................................................    7,795
Net unrealized appreciation on investments.........................................   41,990
                                                                                     --------
          Net realized gain and unrealized appreciation on investments.............   49,785
                                                                                     --------
          Net increase in net assets resulting from operations.....................  $96,495
                                                                                     ========

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                              January 3, 1995(1)
                                                                             to December 31, 1995
                                                                             --------------------
Operations
Net investment income......................................................       $   46,710
Net realized gain on investments...........................................            7,795
Net unrealized appreciation on investments.................................           41,990
                                                                                  ----------
     Net increase in net assets resulting from operations..................           96,495
                                                                                  ----------
Dividends and Distributions to Shareholders
Net investment income......................................................          (46,710)
Net realized gains.........................................................           (7,795)
                                                                                  ----------
     Total dividends and distributions to shareholders.....................          (54,505)
                                                                                  ----------
Fund Share Transactions
Net proceeds from sales....................................................        1,442,074
Reinvestment of dividends and distributions................................           53,894
Cost of shares redeemed....................................................          (95,500)
                                                                                  ----------
     Net increase in net assets from fund share transactions...............        1,400,468
                                                                                  ----------
          Total increase in net assets.....................................        1,442,458
Net Assets
Beginning of period........................................................                0
                                                                                  ----------
End of period..............................................................       $1,442,458
                                                                                  ==========
Shares Issued and Redeemed
Issued.....................................................................          139,749
Issued in reinvestment of dividends and distributions......................            5,140
Redeemed...................................................................           (9,090)
                                                                                  ----------
     Net increase..........................................................          135,799
                                                                                  ==========

---------------

(1) Commencement of operations.

               See accompanying notes to financial statements.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                        NOTES TO FINANCIAL STATEMENTS

                              December 31, 1995

(1) Organization and Significant Accounting Policies

     Quest for Value Accumulation Trust (the "Trust") was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value; the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (formerly called Quest for Value Advisors; the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The U.S. Government Income Portfolio (the "Portfolio") one of the Trust's seven portfolios, commenced operations on January 3, 1995. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) Valuation of Investments

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Investments are valued by the pricing service using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of more than sixty days are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) Security Transactions and Other Income

     Security transactions are accounted for on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) Dividends and Distributions

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS (continued)

                              December 31, 1995

(1) Organization and Significant Accounting Policies (continued)
  (D) Dividends and Distributions (continued) in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. At December 31, 1995, the Portfolio did not have any permanent book-tax differences.

  (E) Allocation of Expenses

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all the applicable portfolios or another reasonable basis.

  (F) Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Investment Advisory Fee and Other Transactions with Affiliates

     (a) The investment advisory fee is payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%.

     The Adviser has agreed to waive that portion of the advisory fee and to reimburse any necessary expenses to limit operating expenses of the Portfolio to .75% of average daily net assets on an annual basis through at least December 31, 1995.

(3) Purchases and Sales of Securities

     For the period January 3, 1995 (commencement of operations) to December 31, 1995, purchases and sales of investment securities, other than short-term securities, were $1,827,604 and $465,316, respectively.

                      QUEST FOR VALUE ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                For a share outstanding throughout the period:

                                                                             January 3, 1995 (1)
                                                                             to December 31, 1995
                                                                             --------------------
Net asset value, beginning of period.......................................       $    10.00
Income from investment operations:
Net investment income......................................................             0.60
Net realized and unrealized gain on investments............................             0.68
                                                                                  ----------
  Total from investment operations.........................................             1.28
                                                                                  ----------
Dividends and distributions to shareholders:
Dividends to shareholders from net investment income.......................            (0.60)
Distributions to shareholders from net realized capital gains..............            (0.06)
                                                                                  ----------
  Total dividends and distributions........................................            (0.66)
                                                                                  ----------
Net asset value, end of period.............................................       $    10.62
                                                                                  ==========
Total return...............................................................             13.1% (2)
                                                                                  ==========
Net assets, end of period..................................................       $1,442,458
                                                                                  ----------
Ratio of net operating expenses to average net assets......................             0.75% (3,4,5)
                                                                                  ----------
Ratio of net investment income to average net assets.......................             5.75% (3,4,5)
                                                                                  ----------
Portfolio turnover.........................................................               65%
                                                                                  ----------

---------------

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions.

(3) Annualized.

(4) Average net assets for the period January 3, 1995 (commencement of operations) to December 31, 1995 were $816,660.

(5) During the period presented above, the Adviser waived its fees and reimbursed the Portfolio for a portion of its operating expenses. If such waivers and reimbursements had not been in effect, the ratio of net operating expenses to average net assets and the ratio of net investment income to average net assets would have been 4.73% and 1.77%, respectively.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Quest for Value Accumulation Trust - U.S. Government Income Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the portfolios constituting Quest for Value Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period January 3, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 16, 1996

                                                                          EQUITY
--------------------------------------------------------------------------------
                                                                          GROWTH
--------------------------------------------------------------------------------
                                                                      AND INCOME
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------



                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series






[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043502
       G00843-01 (2/96)    [RECYCLED LOGO]



PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Equity Growth and Income Fund, a portfolio of Insurance Management Series, for the twelve-month period ended December 31, 1995. The report begins with the management discussion and analysis by the fund's portfolio manager. Following the management discussion and analysis is a complete listing of the fund's holdings and its financial statements.

Equity Growth and Income Fund helps your money earn income and grow in value by investing in a portfolio of high-quality stocks. Many of these stocks are issued by companies whose names you will recognize. At the end of the period, the fund's portfolio included Du Pont, Mattel, Avon, Philip Morris, RJR Nabisco, Reebok, Chevron, Texaco, American Express, Bristol-Myers Squib, General Electric, Sears, Hewlett-Packard, and AT&T to name a few.

Consistent with a highly favorable environment for stocks during 1995, the fund delivered a total return of 33.71%* during the twelve-month period ended December 31, 1995. The fund's net asset value increased significantly, from $9.74 at the beginning of the period to $12.80 at the period's end. Dividends totaled $0.20 per share, while net realized and unrealized gains totaled $3.06 per share during the period. At the end of the twelve-month report period, total assets grew to reach $48.5 million.

Thank you for participating in the growth and income opportunities of U.S. stocks through Equity Growth and Income Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

In the fiscal year ended December 31, 1995, the U.S. stock market advanced strongly, with the Standard & Poor's 500 Index* ("S&P 500") recording a total return of 37.6%. This compares to a modest 1.3% total return for the twelve months ended December 31, 1994. Total return for Equity Growth and Income Fund for the fiscal year ended December 31, 1995, was 33.71%** versus 30.8% for the average Lipper Growth and Income Fund.

Recent market strength was concentrated in large-capitalization stocks which substantially influence the performance of the S&P 500. In contrast, the Standard & Poor's 600 Small Cap Index*, a popular benchmark for small-capitalization stocks, had a total return of only 29.9% for the year ended December 31, 1995.

Market strength over the past year has been largely due to declining interest rates and continuing strong growth in corporate profits. The 30-year U.S. Treasury bond yield has declined from 8.1% to roughly 6.2%. Aggregate corporate earnings for U.S. companies have shown 12%-15% gains in the past three quarters versus 1994. The consensus forecast at this time is for a rather benign inflation and interest rate environment and moderate real growth in U.S. economic activity, perhaps at the 2.0%-2.5% level (annual rate). This backdrop and the substantial rise in the stock market over the past year dictates increased selectivity in stock selection at this time.

The best performing sector over the past year has been Technology, although many stocks in this area have experienced corrections over the past few months. We reduced our weighting in Technology a few months ago, but remain modestly overweight relative to the S&P 500, given the excellent long-term outlook. The Finance sector has also performed well over the past year and the fund continues to have a significant exposure to this group.

As part of our portfolio management process in determining relative sector weightings, we also attempt to identify underlying investment themes. Some companies fit more than one theme. At this time, the major themes in the fund's portfolio are as follows:

(1)  Beneficiaries of corporate "restructuring" such as AT&T, ITT, and CIGNA;

(2) Industry consolidation--Lockheed Martin in the Aerospace/defense industry and First Interstate in banking are examples;

(3) Companies which generate significant excess cash flow such as Philip Morris and FMC;

 * The Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. The Standard & Poor's 600 Small Cap Index is an unmanaged index of 600 smaller capitalization stocks. These indices are unmanaged and actual investments cannot be made in indices.
** Performance quoted represents past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(4) Dominant companies with superior management such as General Electric, Citicorp and Philip Morris; and

(5) The Technology revolution--major "plays" include Hewlett Packard, IBM, and General Motors, Class "E" (EDS).

While some market observers express concern with overvaluation in the current market, we believe good long-term values can be identified by our disciplined process and careful fundamental research. An important part of our process is our emphasis on controlling risk through diversification and attention to valuation of individual stocks.



EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN EQUITY GROWTH AND INCOME FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Equity Growth and Income Fund (the "Fund") from February 10, 1994 (start of performance), to December 31, 1995, compared to the Standard & Poor's 500 Index (S&P 500)+, and the Lipper Growth and Income Funds Average (LGIFA).+
GRAPHIC REPRESENTATION A1 OMITTED. SEE APPENDIX.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

+The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



EQUITY GROWTH AND INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
STOCKS--88.6% -------------------------------------------------------------------------------------
              BASIC INDUSTRY--8.3%
              -------------------------------------------------------------------------------------
      38,800  Allegheny Ludlum Corp.                                                                 $     717,800
              -------------------------------------------------------------------------------------
      17,100  Aluminum Co. of America                                                                      904,162
              -------------------------------------------------------------------------------------
      16,000  Du Pont (E.I.) de Nemours & Co.                                                            1,118,000
              -------------------------------------------------------------------------------------
       4,500  Eastman Chemical Co.                                                                         281,812
              -------------------------------------------------------------------------------------
      13,300  International Paper Co.                                                                      503,737
              -------------------------------------------------------------------------------------
      15,000  Praxair, Inc.                                                                                504,375
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      4,029,886
              -------------------------------------------------------------------------------------  -------------
              CONSUMER DURABLES--2.7%
              -------------------------------------------------------------------------------------
      25,000  Mattel, Inc.                                                                                 768,750
              -------------------------------------------------------------------------------------
      25,400  Volvo, ADR                                                                                   523,081
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,291,831
              -------------------------------------------------------------------------------------  -------------
              CONSUMER NON-DURABLES--7.5%
              -------------------------------------------------------------------------------------
      10,400  Avon Products, Inc.                                                                          783,900
              -------------------------------------------------------------------------------------
      15,300  IBP, Inc.                                                                                    772,650
              -------------------------------------------------------------------------------------
      16,500  Philip Morris Cos., Inc.                                                                   1,493,250
              -------------------------------------------------------------------------------------
       5,100  RJR Nabisco Holdings Corp.                                                                   157,463
              -------------------------------------------------------------------------------------
      15,500  Reebok International Ltd.                                                                    437,875
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      3,645,138
              -------------------------------------------------------------------------------------  -------------
              ENERGY MINERALS--6.1%
              -------------------------------------------------------------------------------------
      15,800  Chevron Corp.                                                                                829,500
              -------------------------------------------------------------------------------------
       1,800  Mobil Corp.                                                                                  201,600
              -------------------------------------------------------------------------------------
      20,500  Occidental Petroleum Corp.                                                                   438,188
              -------------------------------------------------------------------------------------
      11,200  Texaco, Inc.                                                                                 879,200
              -------------------------------------------------------------------------------------
      32,000  USX Marathon Group                                                                           624,000
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      2,972,488
              -------------------------------------------------------------------------------------  -------------



EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              FINANCE--15.5%
              -------------------------------------------------------------------------------------
      20,408  Allstate Corp.                                                                         $     839,279
              -------------------------------------------------------------------------------------
      10,400  American Express Co.                                                                         430,300
              -------------------------------------------------------------------------------------
       9,700  Bank of Boston Corp.                                                                         448,625
              -------------------------------------------------------------------------------------
       9,400  CIGNA Corp.                                                                                  970,550
              -------------------------------------------------------------------------------------
      10,700  Chemical Banking Corp.                                                                       628,625
              -------------------------------------------------------------------------------------
      17,157  Citicorp                                                                                   1,153,808
              -------------------------------------------------------------------------------------
      13,400  Dean Witter, Discover & Co.                                                                  629,800
              -------------------------------------------------------------------------------------
      19,100  Mellon Bank Corp.                                                                          1,026,625
              -------------------------------------------------------------------------------------
      12,500  Providian Corp.                                                                              509,375
              -------------------------------------------------------------------------------------
      13,550  Travelers Group, Inc.                                                                        851,956
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      7,488,943
              -------------------------------------------------------------------------------------  -------------
              HEALTH CARE--9.2%
              -------------------------------------------------------------------------------------
       8,700  American Home Products Corp.                                                                 843,900
              -------------------------------------------------------------------------------------
      14,400  Becton, Dickinson & Co.                                                                    1,080,000
              -------------------------------------------------------------------------------------
      14,900  Bristol-Myers Squibb Co.                                                                   1,279,537
              -------------------------------------------------------------------------------------
      11,900  Merck & Co., Inc.                                                                            782,425
              -------------------------------------------------------------------------------------
       8,900  Smithkline Beecham Corp., ADR                                                                493,950
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      4,479,812
              -------------------------------------------------------------------------------------  -------------
              PRODUCER MANUFACTURING--8.9%
              -------------------------------------------------------------------------------------
       9,200  (a)FMC Corp.                                                                                 622,150
              -------------------------------------------------------------------------------------
      16,300  General Electric Co.                                                                       1,173,600
              -------------------------------------------------------------------------------------
      12,000  Loews Corp.                                                                                  940,500
              -------------------------------------------------------------------------------------
      10,500  Philips Electronics N.V., ADR                                                                376,688
              -------------------------------------------------------------------------------------
      13,700  Textron, Inc.                                                                                924,750
              -------------------------------------------------------------------------------------
      18,200  Westinghouse Electric Corp.                                                                  300,300
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      4,337,988
              -------------------------------------------------------------------------------------  -------------



EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              RETAIL TRADE--2.8%
              -------------------------------------------------------------------------------------
      17,800  American Stores Co.                                                                    $     476,150
              -------------------------------------------------------------------------------------
      22,000  Sears, Roebuck & Co.                                                                         858,000
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,334,150
              -------------------------------------------------------------------------------------  -------------
              SERVICES--2.7%
              -------------------------------------------------------------------------------------
      18,500  Baker Hughes, Inc.                                                                           450,938
              -------------------------------------------------------------------------------------
       6,300  Gannett Co., Inc.                                                                            386,662
              -------------------------------------------------------------------------------------
       9,200  (a)Western Atlas, Inc.                                                                       464,600
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      1,302,200
              -------------------------------------------------------------------------------------  -------------
              TECHNOLOGY--16.0%
              -------------------------------------------------------------------------------------
       5,000  (a)DST Systems, Inc.                                                                         142,500
              -------------------------------------------------------------------------------------
      23,200  General Motors Corp., Class E                                                              1,206,400
              -------------------------------------------------------------------------------------
      10,800  Hewlett-Packard Co.                                                                          904,500
              -------------------------------------------------------------------------------------
      14,100  Intel Corp.                                                                                  800,175
              -------------------------------------------------------------------------------------
      13,500  International Business Machines Corp.                                                      1,238,625
              -------------------------------------------------------------------------------------
      10,500  (a)Litton Industries, Inc.                                                                   467,250
              -------------------------------------------------------------------------------------
      19,300  Lockheed Martin Corp.                                                                      1,524,700
              -------------------------------------------------------------------------------------
      10,300  Raytheon Co.                                                                                 486,675
              -------------------------------------------------------------------------------------
      18,700  Rockwell International Corp.                                                                 988,763
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      7,759,588
              -------------------------------------------------------------------------------------  -------------
              TRANSPORTATION--1.5%
              -------------------------------------------------------------------------------------
      10,200  Conrail, Inc.                                                                                714,000
              -------------------------------------------------------------------------------------  -------------
              UTILITIES--7.4%
              -------------------------------------------------------------------------------------
      18,400  AT&T Corp.                                                                                 1,191,400
              -------------------------------------------------------------------------------------
      10,900  CMS Energy Corp.                                                                             325,637
              -------------------------------------------------------------------------------------
       9,600  (a)Columbia Gas System, Inc.                                                                 421,200
              -------------------------------------------------------------------------------------
      19,000  Enron Corp.                                                                                  724,375
              -------------------------------------------------------------------------------------
       6,000  FPL Group, Inc.                                                                              278,250
              -------------------------------------------------------------------------------------



EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              UTILITIES--CONTINUED
              -------------------------------------------------------------------------------------
      25,500  MCI Communications Corp.                                                               $     666,188
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                      3,607,050
              -------------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $38,914,802)                                         42,963,074
              -------------------------------------------------------------------------------------  -------------
PREFERRED STOCKS--4.3%
---------------------------------------------------------------------------------------------------
              CONSUMER NON-DURABLES--0.9%
              -------------------------------------------------------------------------------------
      71,700  RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $.60                                       457,088
              -------------------------------------------------------------------------------------  -------------
              FINANCE--2.0%
              -------------------------------------------------------------------------------------
       9,300  Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                                       481,275
              -------------------------------------------------------------------------------------
       7,400  Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                                484,700
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                        965,975
              -------------------------------------------------------------------------------------  -------------
              PRODUCER MANUFACTURING--1.4%
              -------------------------------------------------------------------------------------
      41,700  Westinghouse Electric Corp., PEPS, Series C, $1.30                                           667,617
              -------------------------------------------------------------------------------------  -------------
              TOTAL PREFERRED STOCKS (IDENTIFIED COST $2,018,173)                                        2,090,680
              -------------------------------------------------------------------------------------  -------------
CORPORATE BOND--0.4%
---------------------------------------------------------------------------------------------------
              TECHNOLOGY--0.4%
              -------------------------------------------------------------------------------------
$    165,000  Analog Devices, Inc., Conv. Bond, 3.50%, 12/1/2000                                           172,631
              -------------------------------------------------------------------------------------  -------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $165,000)                                             172,631
              -------------------------------------------------------------------------------------  -------------
(B) REPURCHASE AGREEMENT--13.5%
---------------------------------------------------------------------------------------------------
   6,560,000  J.P. Morgan Securities, Inc., 5.85%, dated 12/29/1995, due 1/2/1996 (at amortized
              cost)                                                                                      6,560,000
              -------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $47,657,975)(C)                                     $  51,786,385
              -------------------------------------------------------------------------------------  -------------


 (a) Non-income producing.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost of investments for federal tax purposes amounts to $47,702,372. The net unrealized appreciation of investments on a federal tax cost basis amounts to $4,084,013, and is comprised of $4,491,513 appreciation and $407,500 depreciation at December 31, 1995.


EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt

PEPS--Participating Equity Preferred Stock

STRYPES--Structured Yield Product Exchangeable for Stock

Note: The categories of investments are shown as a percentage of net assets ($48,513,534) at
      December 31, 1995.

(See Notes which are an integral part of the Financial Statements)

EQUITY GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------------------------
Investments in repurchase agreements                                                 $   6,560,000
-----------------------------------------------------------------------------------
Investments in securities                                                               45,226,385
-----------------------------------------------------------------------------------  -------------
     Total investments in securities, at value
     (identified cost, $47,657,975 and tax cost, $47,702,372)                                       $  51,786,385
--------------------------------------------------------------------------------------------------
Cash                                                                                                          507
--------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                270,500
--------------------------------------------------------------------------------------------------
Income receivable                                                                                          89,416
--------------------------------------------------------------------------------------------------
Prepaid expenses                                                                                              365
--------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                      52,147,173
--------------------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------------------------
Payable for investments purchased                                                        3,601,406
-----------------------------------------------------------------------------------
Payable for shares redeemed                                                                  1,855
-----------------------------------------------------------------------------------
Accrued expenses                                                                            30,378
-----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                  3,633,639
--------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 3,790,198 shares outstanding                                                         $  48,513,534
--------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Paid in capital                                                                                     $  43,990,489
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              4,128,410
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                              404,645
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                          (10,010)
--------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                               $  48,513,534
--------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------------------------
$48,513,534 / 3,790,198 shares outstanding                                                                 $12.80
--------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


EQUITY GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $    416,256
----------------------------------------------------------------------------------------------------
Interest                                                                                                   131,596
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                          547,852
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                  $   142,579
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    125,000
---------------------------------------------------------------------------------------
Custodian fees                                                                                43,505
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      14,286
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,440
---------------------------------------------------------------------------------------
Auditing fees                                                                                  8,738
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,016
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     33,828
---------------------------------------------------------------------------------------
Share registration costs                                                                      15,619
---------------------------------------------------------------------------------------
Printing and postage                                                                          21,456
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,572
---------------------------------------------------------------------------------------
Miscellaneous                                                                                  8,628
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          420,667
---------------------------------------------------------------------------------------
Waiver and reimbursements--
---------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                         ($  142,579)
--------------------------------------------------------------------------
  Reimbursement of other operating expenses                                    (115,765)
--------------------------------------------------------------------------  -----------
     Total waiver and reimbursements                                                        (258,344)
---------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                     162,323
----------------------------------------------------------------------------------------------------  ------------
               Net investment income                                                                       385,529
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           418,832
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                     4,129,761
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments                                                     4,548,593
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  4,934,122
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


EQUITY GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED
                                                                                              DECEMBER 31,
                                                                                           1995         1994(A)
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------
Net investment income                                                                  $     385,529  $     15,142
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($460,510 net gain and ($11,469) net loss,
respectively, as computed for federal tax purposes)                                          418,832       (14,187)
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                       4,129,761        (1,351)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from operations                                        4,934,122          (396)
-------------------------------------------------------------------------------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------
Distributions from net investment income                                                    (386,024)      (14,647)
-------------------------------------------------------------------------------------
Distributions in excess of net investment income                                             (10,010)      --
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from distributions to shareholders                      (396,034)      (14,647)
-------------------------------------------------------------------------------------  -------------  ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------
Proceeds from sale of shares                                                              45,176,314     3,287,097
-------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared        396,398         7,346
-------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (3,997,296)     (879,370)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from share transactions                               41,575,416     2,415,073
-------------------------------------------------------------------------------------  -------------  ------------
          Change in net assets                                                            46,113,504     2,400,030
-------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------
Beginning of period                                                                        2,400,030       --
-------------------------------------------------------------------------------------  -------------  ------------
End of period (including undistributed net investment income of $0 and $495,
respectively)                                                                          $  48,513,534  $  2,400,030
-------------------------------------------------------------------------------------  -------------  ------------


(a) For the period from December 9, 1993 (start of business) to December 31,
    1994.

(See Notes which are an integral part of the Financial Statements)


EQUITY GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      YEAR ENDED
                                                                                                     DECEMBER 31,
                                                                                                  1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $    9.74   $    10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------
  Net investment income                                                                              0.20         0.19
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                             3.06        (0.26)
----------------------------------------------------------------------------------------------  ---------  -----------
  Total from investment operations                                                                   3.26        (0.07)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                          (0.19)       (0.19)
----------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (b)                                              (0.01)     --
----------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions from net investment income                                                    (0.20)       (0.19)
----------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                  $   12.80  $      9.74
----------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (C)                                                                                    33.71%       (0.70%)
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
  Expenses                                                                                           0.85%        0.54%*
----------------------------------------------------------------------------------------------
  Net investment income                                                                              2.03%        2.58%*
----------------------------------------------------------------------------------------------
  Expense waiver/ reimbursement (d)                                                                  1.36%       25.42%*
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                         $48,514      $2,400
----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                   43%         32 %
----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from February 10, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

 (b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




EQUITY GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Equity Growth and Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.


EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                                 YEAR ENDED
                                                                                                 DECEMBER 31,
                                                                                               1995      1994(A)
Shares sold                                                                                  3,870,639    334,265
------------------------------------------------------------------------------------------
Shares issued to shareholders in payment
of distributions declared                                                                       32,670        752
------------------------------------------------------------------------------------------
Shares redeemed                                                                               (359,502)   (88,626)
------------------------------------------------------------------------------------------  ----------  ---------
     Net change resulting from share transactions                                            3,543,807    246,391
------------------------------------------------------------------------------------------  ----------  ---------


(a) For the period from December 9, 1993 (start of business) to December 31,
1994.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .75 of 1% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the


EQUITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.
PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $16,348 and start-up administrative service expenses of $31,507 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended December 31, 1995, the Fund paid $2,180 and $4,201, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1995, were as follows:

PURCHASES                                                                                            $  46,464,211
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $   7,752,424
---------------------------------------------------------------------------------------------------  -------------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of EQUITY GROWTH AND INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Equity Growth and Income Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Growth and Income Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996



TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



--------------------------------------------------------------------------------
                                                                         UTILITY
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series




[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043205
       G00845-01 (2/96)    [RECYCLED LOGO]





PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Utility Fund, a portfolio of Insurance Management Series, for the twelve-month period ended December 31, 1995. The report begins with the management discussion and analysis by your fund's portfolio manager. Following the management discussion and analysis is a complete listing of the fund's holdings and its financial statements.

Utility Fund puts your money to work in a portfolio of common and preferred stocks issued by companies that provide essential services. Consistent with a very favorable economic environment during 1995, your fund delivered a total return of 24.18%* for the period ended December 31, 1995. The fund's net asset value increased from $9.29 at the beginning of the period to $11.03 at the period's end. Dividends paid to shareholders over the twelve-month report period totaled $0.45 per share. At the end of the twelve-month report period, total assets stood at $29.7 million.

Thank you for participating in the investment opportunities of utility companies through Utility Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.





UTILITY FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

During 1995, utilities rose from the ashes of 1994 like a phoenix. In 1994, utilities were hurt primarily by rapidly rising interest rates and also by fears of restructuring. The predominantly electric utility-weighted Dow Jones ("DJ") Utility Index* lost 15.81% on a total return basis in 1994, while the Standard & Poors ("S&P") Utility Index* (comprised 53% by the Regional Bell Operating companies and GTE) fell 8.31%. In 1995 rapidly falling interest rates, subsiding restructuring fears and strong earnings growth, led to a handsome 32.37% gain in the DJ Utility Index and a stunning gain of 42.11% in the S&P Utility Index, which even outpaced the 37.58% return of the S&P 500 Index*. There have only been six other years since 1929 in which the S&P Utility Index posted returns exceeding 40%. The average annual return in subsequent years was a quite respectable 13.55%.

The key variable determining utility stocks' 1996 performance will continue to be earnings and interest rates. The yield on long-term Treasuries fell by 192 basis points in 1995, giving utilities their initial thrust. It is difficult to foresee a similar decline in 1996, but with an accommodative Federal Reserve Board, an election, and a slowing economy, it is equally difficult to expect much upside risk to interest rates. Earnings growth was a pleasant surprise in 1995 as companies benefited from increased efficiencies in the face of a slower than expected industry restructuring, particularly for telephone and electric utilities. We expect this positive trend to continue in 1996. While we do not expect a repeat of 1995 for utility stocks, we do believe that most investors will be pleased with 1996's performance.

While the Utility Fund posted a very respectable total return of 24.18%** in 1995, it lagged the peer group average return of 27.7% (average utility fund performance as calculated by Lipper Analytical Services). This relative underperformance was due in part to the conservative structure of our fund, which holds certain convertible securities that outperform in rising interest rate environments in order to cushion the interest-rate sensitivity of utility stocks. This strategy has allowed the fund to perform well above average versus its peer group in weak utility markets, and to perform well over long periods of time. Another significant reason for the fund's underperformance in 1995 was its relative underweighting in the Baby Bells, which as a group advanced 50.8% in 1995. While we believe that the coming of long distance, cellular, and cable competition will lead to lower profit margins for the Baby Bells, it now appears that true competition is years away. In the meantime, the telephone companies are enjoying strong minute and subscriber growth while cost cutting efforts

 *DJ Utility Index is comprised of fifteen utility stocks that track changes in price daily and over a six month period. The S&P Utility Index is comprised of forty different utilities that track daily changes in the price of stocks. The S&P 500 Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. These indices are unmanaged and actual investments can not be made in indices.
**Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


are also enhancing earnings. Therefore, we have increased our portfolio weighting in the U.S. telecom sector from 9% to over 20%.

We currently have 37% of the portfolio in domestic electric utilities. Because of this group's relative underperformance in 1995, we believe it is poised to perform well in 1996. Additionally, the reform movement to bring down competitive barriers is proceeding much more slowly than expected, while companies continue to cut costs. The natural gas stocks which comprise 10% of our portfolio are reacting to an excellent start to the winter.

We participated in many very positive stock performances in 1995. These included Williams Cos. which rose 75% on a total return basis, GTE which rose 72%, DQE, Inc. which rose 53%, Pinnacle West which rose 45%, PNC Financial which rose 42%, and AT&T Corp. which rose 29%. Our focus in 1996 will be to seek companies with competitive managements who excel in their regulated environment while successfully growing diversified non-regulated operations, and which have accelerating earnings and above-average dividend growth potential.

We also believe that the weakness in international markets over the last two years has led to some attractive valuations. Consequently, we have initiated positions in Compania Telecomunicacion Chile and Telebras. The international utility markets offer superior growth and some of the best relative valuations in years.

Overall, we are optimistic as we enter 1996. Each of the utility sectors is enjoying relatively positive fundamentals, and the defensive nature of this asset class will provide a strong measure of protection from a bear market.






UTILITY FUND
--------------------------------------------------------------------------------

                 GROWTH OF $10,000 INVESTED IN THE UTILITY FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Utility Fund (the "Fund") from February 10, 1994 (start of performance) to December 31, 1995, compared to the Standard and Poor's 500 Index (S&P 500)+, and the Standard and Poor's Utility Index (SPUX)+.



             ["Graphic representation A2 omitted. See Appendix."]
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK, AND ARE NOT FEDERALLY INSURED.

           *The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indices.

         +The S&P 500 and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.





UTILITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
    SHARES                                                                                          U.S. DOLLARS
COMMON STOCKS--77.1% -----------------------------------------------------------------------------------
                 CONSUMER NON-DURABLES--1.0%
                 --------------------------------------------------------------------------------
         3,200   Philip Morris Cos., Inc.                                                           $     289,600
                 --------------------------------------------------------------------------------  ---------------
                 ELECTRIC UTILITIES: CENTRAL--14.6%
                 --------------------------------------------------------------------------------
        12,600   Cinergy Corp.                                                                            385,875
                 --------------------------------------------------------------------------------
        25,000   CMS Energy Corp.                                                                         746,875
                 --------------------------------------------------------------------------------
        28,000   DPL, Inc.                                                                                693,000
                 --------------------------------------------------------------------------------
        22,300   Illinova Corp.                                                                           669,000
                 --------------------------------------------------------------------------------
        15,700   NIPSCO Industries, Inc.                                                                  600,525
                 --------------------------------------------------------------------------------
         7,400   Ohio Edison Co.                                                                          173,900
                 --------------------------------------------------------------------------------
         4,900   Unicom Corp.                                                                             160,475
                 --------------------------------------------------------------------------------
        16,600   Utilicorp United, Inc.                                                                   487,625
                 --------------------------------------------------------------------------------
        12,800   Western Resources, Inc.                                                                  427,200
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  4,344,475
                 --------------------------------------------------------------------------------  ---------------
                 ELECTRIC UTILITIES: EAST--6.3%
                 --------------------------------------------------------------------------------
        12,000   Baltimore Gas & Electric Co.                                                             342,000
                 --------------------------------------------------------------------------------
        21,400   DQE, Inc.                                                                                658,050
                 --------------------------------------------------------------------------------
        13,200   General Public Utilities                                                                 448,800
                 --------------------------------------------------------------------------------
        14,300   Peco Energy Co.                                                                          430,788
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  1,879,638
                 --------------------------------------------------------------------------------  ---------------
                 ELECTRIC UTILITIES: SOUTH--12.7%
                 --------------------------------------------------------------------------------
        22,200   Duke Power Co.                                                                         1,051,725
                 --------------------------------------------------------------------------------
        12,100   Florida Progress Corp.                                                                   428,037
                 --------------------------------------------------------------------------------
        23,500   FPL Group, Inc.                                                                        1,089,812
                 --------------------------------------------------------------------------------
        22,000   Southern Co.                                                                             541,750
                 --------------------------------------------------------------------------------
        16,400   Texas Utilities Co.                                                                      674,450
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  3,785,774
                 --------------------------------------------------------------------------------  ---------------



UTILITY FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
    SHARES                                                                                          U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 ELECTRIC UTILITIES: WEST--3.8%
                 --------------------------------------------------------------------------------
        20,300   Pacificorp                                                                         $     431,375
                 --------------------------------------------------------------------------------
        23,800   Pinnacle West Capital Corp.                                                              684,250
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  1,115,625
                 --------------------------------------------------------------------------------  ---------------
                 ENERGY MINERALS--1.3%
                 --------------------------------------------------------------------------------
         4,800   Exxon Corp.                                                                              384,600
                 --------------------------------------------------------------------------------  ---------------
                 FINANCE--2.2%
                 --------------------------------------------------------------------------------
        16,300   Meditrust, REIT                                                                          568,463
                 --------------------------------------------------------------------------------
         2,900   PNC Financial Corp.                                                                       93,525
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                    661,988
                 --------------------------------------------------------------------------------  ---------------
                 MAJOR U.S. TELECOMMUNICATIONS--21.2%
                 --------------------------------------------------------------------------------
        14,600   Ameritech Corp.                                                                          861,400
                 --------------------------------------------------------------------------------
        16,700   AT&T Corp.                                                                             1,081,325
                 --------------------------------------------------------------------------------
        24,700   BellSouth Corp.                                                                        1,074,450
                 --------------------------------------------------------------------------------
        25,600   GTE Corp.                                                                              1,126,400
                 --------------------------------------------------------------------------------
        45,500   MCI Communications Corp.                                                               1,188,688
                 --------------------------------------------------------------------------------
        16,800   SBC Communications, Inc.                                                                 966,000
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  6,298,263
                 --------------------------------------------------------------------------------  ---------------
                 NATURAL GAS DISTRIBUTION--3.7%
                 --------------------------------------------------------------------------------
        22,800   MCN Corp.                                                                                530,100
                 --------------------------------------------------------------------------------
        19,700   Pacific Enterprises                                                                      556,525
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  1,086,625
                 --------------------------------------------------------------------------------  ---------------
                 NON-U.S. UTILITIES--2.5%
                 --------------------------------------------------------------------------------
        18,800   National Power Co. PLC, ADR                                                              173,900
                 --------------------------------------------------------------------------------
         3,500   Telecomunicacoes Brasileras, ADR                                                         165,813
                 --------------------------------------------------------------------------------
         6,000   Telefonica de Espana, ADR                                                                251,250
                 --------------------------------------------------------------------------------



UTILITY FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
    SHARES                                                                                          U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 NON-U.S. UTILITIES--CONTINUED
                 --------------------------------------------------------------------------------
        10,100   Westcoast Energy, Inc.                                                             $     147,713
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                    738,676
                 --------------------------------------------------------------------------------  ---------------
                 OIL/GAS TRANSMISSION--6.1%
                 --------------------------------------------------------------------------------
        14,700   Enron Corp.                                                                              560,437
                 --------------------------------------------------------------------------------
         8,200   Enron Global Power & Pipelines, L.L.C.                                                   203,975
                 --------------------------------------------------------------------------------
         5,800   Panhandle Eastern Corp.                                                                  161,675
                 --------------------------------------------------------------------------------
        15,400   Sonat, Inc.                                                                              548,625
                 --------------------------------------------------------------------------------
         7,400   Williams Companies, Inc. (The)                                                           324,675
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  1,799,387
                 --------------------------------------------------------------------------------  ---------------
                 OTHER TELEPHONE/COMMUNICATIONS--0.8%
                 --------------------------------------------------------------------------------
         2,700   Cable & Wireless, ADR                                                                     57,037
                 --------------------------------------------------------------------------------
         2,100   Compania Telecomunicacion Chile, ADR                                                     174,037
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                    231,074
                 --------------------------------------------------------------------------------  ---------------
                 TECHNOLOGY--0.9%
                 --------------------------------------------------------------------------------
         7,200   Nokia (AB), ADR                                                                          279,900
                 --------------------------------------------------------------------------------  ---------------
                 TOTAL COMMON STOCKS (IDENTIFIED COST $20,751,220)                                     22,895,625
                 --------------------------------------------------------------------------------  ---------------
PREFERRED STOCKS--14.7%
-------------------------------------------------------------------------------------------------
                 BASIC INDUSTRY--2.8%
                 --------------------------------------------------------------------------------
         3,000   (a)International Paper Co., Cumulative Conv. Pfd., Series 144A, $2.63                    137,025
                 --------------------------------------------------------------------------------
        11,900   James River Corp. of Virginia, Cumulative DECS, Series P, $1.55                          278,162
                 --------------------------------------------------------------------------------
         8,300   Reynolds Metals Co., PRIDES, $3.30                                                       412,925
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                    828,112
                 --------------------------------------------------------------------------------  ---------------
                 CONSUMER DURABLES--0.5%
                 --------------------------------------------------------------------------------
        10,800   Kaufman & Broad Homes Corp., Conv. Pfd., Series B, $1.52                                 160,650
                 --------------------------------------------------------------------------------  ---------------
                 CONSUMER NON-DURABLES--4.0%
                 --------------------------------------------------------------------------------
       187,900   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $.60                                 1,197,863
                 --------------------------------------------------------------------------------  ---------------



UTILITY FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
    SHARES                                                                                          U.S. DOLLARS
PREFERRED STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
                 FINANCE--3.9%
                 --------------------------------------------------------------------------------
         1,400   First USA, Inc., Cumulative PRIDES, $1.99                                          $      55,300
                 --------------------------------------------------------------------------------
         7,600   Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                                   393,300
                 --------------------------------------------------------------------------------
         9,900   Sunamerica, Inc., Conv. Pfd., Series D, $2.78                                            473,963
                 --------------------------------------------------------------------------------
         3,600   Sunamerica, Inc., Conv. Pfd., Series E, $3.10                                            235,800
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                  1,158,363
                 --------------------------------------------------------------------------------  ---------------
                 NON-U.S. UTILITIES--1.7%
                 --------------------------------------------------------------------------------
         8,700   (a)Cointel, Telefonica de Argentina SA, PRIDES, $5.04                                    493,725
                 --------------------------------------------------------------------------------  ---------------
                 OIL/GAS TRANSMISSION--0.8%
                 --------------------------------------------------------------------------------
         3,100   Williams Companies, Inc. (The), Conv. Pfd., $7.00                                        229,400
                 --------------------------------------------------------------------------------  ---------------
                 TECHNOLOGY--1.0%
                 --------------------------------------------------------------------------------
         3,900   General Motors Corp., Cumulative Conv. Pfd., Series C (GME), $3.25                       285,675
                 --------------------------------------------------------------------------------  ---------------
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $4,209,060)                                    4,353,788
                 --------------------------------------------------------------------------------  ---------------
 PRINCIPAL OR
    FOREIGN
  PAR AMOUNT
CORPORATE BONDS--3.6%
-------------------------------------------------------------------------------------------------
                 BASIC INDUSTRY--0.3%
                 --------------------------------------------------------------------------------
$       90,000   Analog Devices, Inc., Conv. Bond, 3.50%, 12/1/2000                                        94,162
                 --------------------------------------------------------------------------------  ---------------
                 FINANCE--0.9%
                 --------------------------------------------------------------------------------
       250,000   Equitable Cos., Inc., Conv. Sub. Deb., 6.125%, 12/15/2024                                282,907
                 --------------------------------------------------------------------------------  ---------------
                 NON-U.S. UTILITIES--1.3%
                 --------------------------------------------------------------------------------
   525,000,000   Softe SA, Conv. Bond, 4.25%, 7/30/1998                                                   382,645
                 --------------------------------------------------------------------------------  ---------------
                 RETAIL TRADE--0.3%
                 --------------------------------------------------------------------------------
        80,000   Federated Department Stores, Inc., Conv. Bond, 5.00%, 10/1/2003                           80,408
                 --------------------------------------------------------------------------------  ---------------
                 TECHNOLOGY--0.8%
                 --------------------------------------------------------------------------------
        85,000   (a)3Com Corp., Conv. Bond, 10.25%, 11/1/2001                                             130,050
                 --------------------------------------------------------------------------------



UTILITY FUND
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                          VALUE IN
    AMOUNT                                                                                          U.S. DOLLARS
CORPORATE BONDS--CONTINUED
-------------------------------------------------------------------------------------------------
                 TECHNOLOGY--CONTINUED
                 --------------------------------------------------------------------------------
 $      60,000   (a)National Semiconductor Corp., Conv. Bond, 6.50%, 10/1/2002                      $      56,475
                 --------------------------------------------------------------------------------
        60,000   VLSI Technology, Inc., Conv. Bond, 8.25%, 10/1/2005                                       55,385
                 --------------------------------------------------------------------------------  ---------------
                 Total                                                                                    241,910
                 --------------------------------------------------------------------------------  ---------------
                 TOTAL CORPORATE BONDS (IDENTIFIED COST $1,097,790)                                     1,082,032
                 --------------------------------------------------------------------------------  ---------------
                                                                  (B) REPURCHASE AGREEMENT--3.9%
-------------------------------------------------------------------------------------------------
     1,165,000   J.P. Morgan Securities, Inc., 5.85%, dated 12/29/1995, due 1/2/1996
                 (AT AMORTIZED COST)                                                                    1,165,000
                 --------------------------------------------------------------------------------  ---------------
                 TOTAL INVESTMENTS (IDENTIFIED COST $27,223,070)(C)                                $   29,496,445
                 --------------------------------------------------------------------------------  ---------------


 (a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been determined to be liquid under criteria established by the Board of Trustees. At the end of the period, these securities amounted to $817,275 which represents 2.8% of net assets.

 (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost for federal tax purposes amounts to $27,232,529. The net unrealized appreciation on a federal tax cost basis amounts to $2,263,916, which is comprised of $2,489,511 appreciation and $225,595 depreciation at December 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($29,679,406) at December 31, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
DECS--Dividend Enhanced Convertible Stock
LLC--Limited Liability Company
PLC--Public Limited Company
PRIDES--Preferred Redeemable Increased Dividend Equity Securities
REIT--Real Estate Investment Trust
STRYPES--Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)




UTILITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $27,223,070 and
tax cost $27,232,529)                                                                                $  29,496,445
---------------------------------------------------------------------------------------------------
Cash                                                                                                         2,219
---------------------------------------------------------------------------------------------------
Income receivable                                                                                          102,025
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                             27,338
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  73,914
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       29,701,941
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for taxes withheld                                                                $   1,354
----------------------------------------------------------------------------------------
Accrued expenses                                                                             21,181
----------------------------------------------------------------------------------------  ---------
     Total liabilities                                                                                      22,535
---------------------------------------------------------------------------------------------------  -------------
Net Assets for 2,691,470 shares outstanding                                                          $  29,679,406
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  27,216,105
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in foreign
currency                                                                                                 2,273,428
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                                                      184,237
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                          5,636
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  29,679,406
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER SHARE:
$29,679,406 / 2,691,470 shares outstanding                                                                  $11.03
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


UTILITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $3,213)                                                   $    548,785
----------------------------------------------------------------------------------------------------
Interest                                                                                                   106,379
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                          655,164
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                  $    89,752
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    125,000
---------------------------------------------------------------------------------------
Custodian fees                                                                                48,162
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      13,856
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      1,893
---------------------------------------------------------------------------------------
Auditing fees                                                                                  7,675
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,014
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     34,776
---------------------------------------------------------------------------------------
Share registration costs                                                                       9,857
---------------------------------------------------------------------------------------
Printing and postage                                                                          27,381
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,515
---------------------------------------------------------------------------------------
Miscellaneous                                                                                  5,884
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          369,765
---------------------------------------------------------------------------------------
Waiver and reimbursements--
---------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                         ($   89,752)
--------------------------------------------------------------------------
  Reimbursement of other operating expenses                                    (177,842)
--------------------------------------------------------------------------  -----------
     Total waivers and reimbursements                                                       (267,594)
---------------------------------------------------------------------------------------  -----------
       Net expenses                                                                                        102,171
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                            552,993
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
----------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                                         192,681
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                         2,281,446
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments and foreign currency                                2,474,127
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  3,027,120
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


UTILITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED
                                                                                            DECEMBER 31,
                                                                                         1995         1994(A)
INCREASE (DECREASE) IN NET ASSETS:
-----------------------------------------------------------------------------------
OPERATIONS--
-----------------------------------------------------------------------------------
Net investment income                                                                $     552,993  $     13,207
-----------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency transactions ($202,587
net gain and $9,887 net loss, respectively, as computed for federal tax purposes)          192,681       (10,881)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments and translation
of assets and liabilities in foreign currency                                            2,281,446        (8,018)
-----------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from operations                                      3,027,120        (5,692)
-----------------------------------------------------------------------------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-----------------------------------------------------------------------------------
Distributions from net investment income                                                  (545,930)      (13,191)
-----------------------------------------------------------------------------------  -------------  ------------
SHARE TRANSACTIONS--
-----------------------------------------------------------------------------------
Proceeds from sale of shares                                                            27,140,255     1,195,580
-----------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                     542,617         9,439
-----------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (1,458,826)     (211,966)
-----------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from share
     transactions                                                                       26,224,046       993,053
-----------------------------------------------------------------------------------  -------------  ------------
          Change in net assets                                                          28,705,236       974,170
-----------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------
Beginning of period                                                                        974,170       --
-----------------------------------------------------------------------------------  -------------  ------------
End of period (including undistributed net investment income of $5,636 and $16,
respectively)                                                                        $  29,679,406  $    974,170
-----------------------------------------------------------------------------------  -------------  ------------


(a) For the period from December 9, 1993 (start of business), to December 31, 1994.

(See Notes which are an integral part of the Financial Statements)


UTILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                                1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $    9.29   $    9.48
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------
  Net investment income                                                                            0.45        0.34
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments and foreign currency transactions         1.74       (0.19)
--------------------------------------------------------------------------------------------  ---------  -----------
Total from investment operations                                                                   2.19        0.15
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------
  Distributions from net investment income                                                        (0.45)      (0.34)
--------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                $   11.03   $    9.29
--------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (B)                                                                                  24.18%       1.12%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------
  Expenses                                                                                         0.85%       0.60%*
--------------------------------------------------------------------------------------------
  Net investment income                                                                            4.62%       4.77%*
--------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                 2.24%      54.83%*
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $29,679        $974
--------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                 62%         73 %
--------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to April 13, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



UTILITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of the Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Equity securities are valued at the last sale price reported on national security exchanges. Unlisted equity securities are valued at prices provided by independent pricing services.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. Amounts as of December 31, 1995 have been reclassified to reflect the following:

                                        INCREASE (DECREASE)
                        ACCUMULATED NET REALIZED
 PAID-IN CAPITAL               GAIN/LOSS                   UNDISTRIBUTED NET INVESTMENT INCOME
      $(994)                     $2,437                                 $(1,443)


     Net investment income, net realized gains/losses, and net assets were not affected by this change.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.


UTILITY FUND
--------------------------------------------------------------------------------

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

     At December 31, 1995, the portfolio was diversified with the following countries:

    COUNTRY         % OF NET ASSETS
Argentina                 1.6
Brazil                    0.6
Canada                    0.5
Chile                     0.6
Finland                   0.9
Great Britain             0.8
Italy                     1.3
Spain                     0.9


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of


UTILITY FUND
--------------------------------------------------------------------------------
     exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at December 31, 1995 is as follows:

                                                               ACQUISITION        ACQUISITION
                        SECURITY                                  DATES               COST
     International Paper Co. Cum. Conv. Pref                    12/4/95-12/7/95    $  135,750
     Cointel, Telefonica de Argentina SA,                       5/3/94-10/16/95    $  445,081
     3Com Corp., Conv. Bond                                    11/30/95-12/1/95    $  135,011
     National Semiconductor Corp., Conv. Bond                 10/12/95-10/16/95    $   58,214


     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


UTILITY FUND
--------------------------------------------------------------------------------

Transactions in Fund shares were as follows:

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   DECEMBER 31, 1995       DECEMBER 31, 1994(A)
Shares sold                                                              2,677,407                 126,510
---------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                                      52,774                   1,007
---------------------------------------------------------------
Shares redeemed                                                           (143,617)                (22,611)
---------------------------------------------------------------       ------------              ----------
     Net change resulting from share transactions                        2,586,564                 104,906
---------------------------------------------------------------       ------------              ----------


(a) For the period from December 9, 1993 (start of business), to December 31, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $17,759 and start-up administrative service expenses of $31,507 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended December 31, 1995, the Fund paid $2,368 and $4,201, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


UTILITY FUND
--------------------------------------------------------------------------------

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1995, were as follows:

PURCHASES                                                                                            $  32,182,273
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $   7,096,446
---------------------------------------------------------------------------------------------------  -------------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of UTILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Utility Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Utility Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996




TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



--------------------------------------------------------------------------------
                                                                            U.S.
--------------------------------------------------------------------------------
                                                                      GOVERNMENT
--------------------------------------------------------------------------------
                                                                            BOND
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series




[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043304
       G00846-01 (2/96)    [RECYCLED LOGO]






PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for U.S. Government Bond Fund, a portfolio of Insurance Management Series, for the twelve-month period ended December 31, 1995. The report begins with the management discussion and analysis by your fund's portfolio manager. Following the management discussion and analysis is a complete listing of the fund's holdings and its financial statements.

As a shareholder in U.S. Government Bond Fund, you are pursuing current income and a degree of capital appreciation through a portfolio of U.S. government mortgage-backed securities. While the Fund itself is not guaranteed, the payment of principal and interest on all these securities are issued or guaranteed by agencies of the U.S. government.

During the period ended December 31, 1995, your fund achieved a total return of 8.77%.* The net asset value increased from $9.99 at the beginning of the period to $10.29 at the period's end. Dividends paid to shareholders over the twelve-month report period totaled $0.54 per share. At the end of the twelve-month report period, total assets stood at $12.3 million.

Thank you for participating in the income opportunities of U.S. Government Bond Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

*Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.





U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS
In 1995, the U.S. bond market experienced its best year in over a decade. As yields declined, bond prices rose, fueled by a series of data indicating that the U.S. economy was slowing and growing anticipation that the Federal Reserve Board (the "Fed") would reverse its monetary policy.

During the first six months of 1995, yields of bonds with between two- and five-year maturities declined by nearly 2%. The difference in spread between short-term (two-year) and long-term (30-year) bonds increased from .18% to .82% over the course of 1995.

The second half of 1995 saw a shift in market expectations about the Fed's monetary policy. Investors struggled with the realization that the Fed was transitioning toward "easing," or lowering, interest rates, at a slower pace than expected. With the view by investors that inflation was well under control, long-term U.S. Treasury securities became the star performers.

The dominant trend in the mortgage market during 1995 was the market directional mortgage/ Treasury basis trade. Throughout 1995, mortgage to Treasury yield spreads widened in market rallies and narrowed in market sell-offs. The first and third quarters were rewarding time periods for mortgage investors, while the second quarter was painful and the fourth quarter was uneventful. For the year, the mortgage market did outperform the U.S. Treasury market on a duration-adjusted basis.

U.S. Government Bond Fund invests in securities with average maturities ranging from three to seven years. At the end of 1995, nearly 60% of the fund's assets were invested in mortgage-backed securities, with the remainder invested in U.S. Treasury obligations, including a repurchase agreement backed by U.S. government obligations.

This focus on the mortgage-backed market is expected to continue, as decreased volatility in interest rates, concerns about potential downgrades in corporate bonds, and an increase in demand by financial institutions should result in relatively strong performance by mortgage-backed securities in 1996.



U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

            GROWTH OF $10,000 INVESTED IN U.S. GOVERNMENT BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in U.S. Government Bond Fund (the "Fund") from March 28, 1994 (start of performance), to December 31, 1995, compared to the Lehman Brothers 5 Year Treasury Bellwether Index (LB5TB)+ and the Lipper U.S. Mortgage Funds Average (LUSMFA)++.



                   [Graphic representation A3 omitted. See Appendix."]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 +The LB5TB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.
++The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.




U.S. GOVERNMENT BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                                VALUE
------------  -------------------------------------------------------------------------------------  -------------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--57.6%
---------------------------------------------------------------------------------------------------
$  2,345,316  Federal Home Loan PC, 7.50% - 8.00%, 10/1/2010 - 7/1/2025                              $   2,413,239
              -------------------------------------------------------------------------------------
   2,397,319  Federal National Mortgage Association, 7.00% - 8.00%, 10/1/2010 -
              8/1/2025                                                                                   2,433,523
              -------------------------------------------------------------------------------------
   2,073,755  Government National Mortgage Association, 8.00% - 9.50%, 11/15/2016 - 10/15/2024           2,216,146
              -------------------------------------------------------------------------------------  -------------
              TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS                                                7,062,908
              -------------------------------------------------------------------------------------  -------------
U.S. TREASURY OBLIGATIONS--28.7%
---------------------------------------------------------------------------------------------------
   3,485,000  U.S. Treasury Notes, 5.625%, 11/30/2000                                                    3,519,362
              -------------------------------------------------------------------------------------  -------------
(A) REPURCHASE AGREEMENT--12.2%
---------------------------------------------------------------------------------------------------
   1,500,000  J.P. Morgan Securities, Inc., 5.85%, dated 12/29/1995, due 1/2/1996 (AT AMORTIZED
              COST)                                                                                      1,500,000
              -------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $11,905,595)(B)                                     $  12,082,270
              -------------------------------------------------------------------------------------  -------------


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $11,905,595. The net unrealized appreciation of investments on a federal tax cost basis amounts to $176,675, and is comprised of $176,675 appreciation and $0 depreciation at December 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($12,264,229) at December 31, 1995.

The following acronym is used throughout this portfolio:

PC--Participation Certificate

(See Notes which are an integral part of the Financial Statements)



U.S. GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------------------------
Investments in repurchase agreement                                                  $   1,500,000
-----------------------------------------------------------------------------------
Investments in securities                                                               10,582,270
-----------------------------------------------------------------------------------  -------------
     Total investments in securities, at value
     (identified and tax cost $11,905,595)                                                          $  12,082,270
--------------------------------------------------------------------------------------------------
Cash                                                                                                        7,398
--------------------------------------------------------------------------------------------------
Income receivable                                                                                          65,114
--------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                124,058
--------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                      12,278,840
--------------------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                                  1,038
-----------------------------------------------------------------------------------
Income distribution payable                                                                    327
-----------------------------------------------------------------------------------
Accrued expenses                                                                            13,246
-----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                     14,611
--------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 1,191,893 shares outstanding                                                         $  12,264,229
--------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Paid in capital                                                                                     $  12,016,048
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                176,675
--------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                               68,239
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                         3,267
--------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                               $  12,264,229
--------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
--------------------------------------------------------------------------------------------------
$12,264,229 / 1,191,893 shares outstanding                                                                 $10.29
--------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


U.S. GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Interest                                                                                                $ 345,164
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                      $  30,456
-------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      125,000
-------------------------------------------------------------------------------------------
Custodian fees                                                                                  28,952
-------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                        18,763
-------------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        1,543
-------------------------------------------------------------------------------------------
Auditing fees                                                                                    4,800
-------------------------------------------------------------------------------------------
Legal fees                                                                                       2,056
-------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       32,688
-------------------------------------------------------------------------------------------
Share registration costs                                                                         4,726
-------------------------------------------------------------------------------------------
Printing and postage                                                                            24,263
-------------------------------------------------------------------------------------------
Insurance premiums                                                                               3,455
-------------------------------------------------------------------------------------------
Miscellaneous                                                                                    8,112
-------------------------------------------------------------------------------------------  ---------
    Total expenses                                                                             284,814
-------------------------------------------------------------------------------------------
Waiver and reimbursements--
-------------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                               ($ 30,456)
--------------------------------------------------------------------------------
  Reimbursement of other operating expenses                                        (213,565)
--------------------------------------------------------------------------------  ---------
    Total waiver and reimbursements                                                           (244,021)
-------------------------------------------------------------------------------------------  ---------
      Net expenses                                                                                         40,793
------------------------------------------------------------------------------------------------------  ---------
         Net investment income                                                                            304,371
------------------------------------------------------------------------------------------------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                           68,245
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                      176,675
------------------------------------------------------------------------------------------------------  ---------
    Net realized and unrealized gain on investments                                                       244,920
------------------------------------------------------------------------------------------------------  ---------
         Change in net assets resulting from operations                                                 $ 549,291
------------------------------------------------------------------------------------------------------  ---------


(See Notes which are an integral part of the Financial Statements)


U.S. GOVERNMENT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED
                                                                                              DECEMBER 31,
                                                                                           1995         1994(A)
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------
Net investment income                                                                  $     304,371  $     18,762
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($68,245 net gain and, $6 net loss),
respectively, as computed for federal tax purposes)                                           68,245            (6)
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                         176,675       --
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from operations                                          549,291        18,756
-------------------------------------------------------------------------------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------
Distributions from net investment income                                                    (301,104)      (18,762)
-------------------------------------------------------------------------------------  -------------  ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------
Proceeds from sale of shares                                                              13,444,158     1,519,262
-------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions declared        292,129        11,969
-------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (2,964,009)     (387,461)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from share transactions                               10,772,278     1,143,770
-------------------------------------------------------------------------------------  -------------  ------------
          Change in net assets                                                            11,020,465     1,143,764
-------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------
Beginning of period                                                                        1,243,764       100,000
-------------------------------------------------------------------------------------  -------------  ------------
End of period (including undistributed net investment income of $3,267 and $0,
respectively)                                                                          $  12,264,229  $  1,243,764
-------------------------------------------------------------------------------------  -------------  ------------


(a) For the period from December 8, 1993 (start of business) to December 31,
    1994.

(See Notes which are an integral part of the Financial Statements)




U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                                1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $    9.99   $    9.99
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------
  Net investment income                                                                            0.54        0.27
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                           0.30          --
--------------------------------------------------------------------------------------------  ---------  -----------
TOTAL FROM INVESTMENT OPERATIONS                                                                   0.84        0.27
--------------------------------------------------------------------------------------------  ---------  -----------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------
  Distributions from net investment income                                                        (0.54)      (0.27)
--------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                $   10.29   $    9.99
--------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (B)                                                                                   8.77%       2.62%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------
  Expenses                                                                                         0.80%       0.48%*
--------------------------------------------------------------------------------------------
  Net investment income                                                                            6.00%       3.99%*
--------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                 4.81%      32.83%*
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $12,264      $1,244
--------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                 65%          0 %
--------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from March 29, 1994 (date of initial public investment), to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




U.S. GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------
(1) ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of U.S. Government Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.


U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transaction in shares were as follows:

                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                               1995      1994(A)
Shares sold                                                                                  1,332,658    152,142
------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                                                          28,952      1,200
------------------------------------------------------------------------------------------
Shares redeemed                                                                               (294,269)   (38,790)
------------------------------------------------------------------------------------------  ----------  ---------
     Net change resulting from Fund share
     transactions                                                                            1,067,341    114,552
------------------------------------------------------------------------------------------  ----------  ---------


(a) For the period from December 8, 1993, (start of business) to December 31, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .60 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of ($20,065) and start-up administrative service expenses of ($31,057) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended December 31, 1995, the Fund paid $2,675 and $8,402 respectively to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended
December 31, 1995, were as follows:

PURCHASES                                                                                            $  15,400,668
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $   5,065,042
---------------------------------------------------------------------------------------------------  -------------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of U.S. GOVERNMENT BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of U.S. Government Bond Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of U.S. Government Bond Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1996




TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.




--------------------------------------------------------------------------------
                                                                       CORPORATE
--------------------------------------------------------------------------------
                                                                            BOND
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series






[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043403
       G00844-01 (2/96)    [RECYCLED LOGO]




PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Corporate Bond Fund, a portfolio of Insurance Management Series, for the twelve-month period ended December 31, 1995. The report begins with the management discussion and analysis by your fund's portfolio manager. Following the management discussion and analysis is a complete listing of the fund's holdings and its financial statements.

As a shareholder in Corporate Bond Fund, you are pursuing a high level of current income and growth through a carefully researched portfolio of lower-rated corporate bonds.

Consistent with a very favorable environment for bonds during the period, your fund achieved a total return of 20.38%* for the period ended December 31, 1995. The net asset value increased from $8.87 at the beginning of the period to $9.79 at the period's end. Dividends paid to shareholders over the twelve-month report period totaled $0.82 per share. At the end of the twelve-month report period, total assets stood at $20.2 million.

Thank you for participating in the income and growth opportunities of Corporate Bond Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.





CORPORATE BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS
The Corporate Bond Fund invests in lower quality corporate bonds to pursue high current income and capital appreciation. Two major factors impacted the performance of high-yield bonds during 1995. First, interest rates fell substantially, positively impacting all fixed-income securities including high-yield bonds. For example, the yield on 10-year Treasuries declined approximately 2.25%. However, the yield difference between high-yield securities and Treasuries increased as investors became more concerned with the credit outlook for high-yield bonds as the economy slowed from its rapid pace of 1994. Default rates also increased in 1995, impacting investors' perception of the risk associated with owning high-yield bonds. The overall impact of these two factors resulted in high-yield corporate bonds delivering attractive absolute returns, although these returns trailed the returns of high-quality corporate bonds.

The fund outperformed both the Lipper High Current Yield Funds Average and the Lehman Brothers Single B Index* during 1995. Several factors were responsible for this performance. First, the fund experienced no defaults during the year and avoided the majority of near-default situations such as Color Tile, which had substantial price declines while not officially defaulting. Second, the fund maintained a higher quality portfolio profile than normal. This has been the case since the fourth quarter of 1994. Higher quality high-yield bonds turned in strong performance during the quarter as they were impacted less by the spread widening, which impacted the overall market. Third, several industries that the fund has recently focused on have performed well to include cable TV, telecommunications and broadcasting. Finally, various portfolio holdings performed well due to issuer specific fundamentals including Australis Media, Cellular Communications International, People's Choice TV, IXC Communications, and Affiliated Newspapers.

The fund's management expects the economy to be characterized by slow growth and low inflation over the next few quarters. This should be a rewarding environment for carefully selected portfolios of high-yield bonds. Selectivity will continue to be important as financial performance across high-yield issuers will vary widely. Given this environment, the Corporate Bond Fund continues to emphasize companies with superior operating profiles, companies with the potential to grow unit volume above the rate of growth of the overall economy, and companies with highly predictable financial performance. These areas of emphasis have not changed significantly over the past several quarters. However, given the spread widening that has occurred, fund management is attempting to identify selected lower quality issuers that we believe are attractive on a risk return basis. These lower quality issuers may be superior performers in a stronger growth environment which we believe may occur in the second half of 1996.

* The Lehman Brothers Single B Index measures the performance of bonds rated Single B which have at least $100 million outstanding and have at least 1 year until maturity. This index is unmanaged and actual investments cannot be made in an index.




CORPORATE BOND FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN THE CORPORATE BOND FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Corporate Bond Fund (the "Fund") from March 1, 1994 (start of performance), to December 31, 1995, compared to the Lehman Brothers Single B Rated Index (LBSBRI)+ and the Lipper High Current Yields Fund Average (LHCYFA).++





                     ["Graphic representation A4 omitted. See Appendix."]





PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

         *The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

        +The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.



CORPORATE BOND FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--88.7%
--------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE--0.9%
              ------------------------------------------------------------------------------------
$     25,000  (a)Howmet Corp., Sr. Sub. Note, 10.00%, 12/1/2003                                     $      26,063
              ------------------------------------------------------------------------------------
     150,000  Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                             156,563
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       182,626
              ------------------------------------------------------------------------------------  -------------
              AUTOMOTIVE--2.3%
              ------------------------------------------------------------------------------------
     200,000  Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                                 212,000
              ------------------------------------------------------------------------------------
     150,000  Exide Corp., Sr. Note, 10.00%, 4/15/2005                                                    163,125
              ------------------------------------------------------------------------------------
     100,000  Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                               98,625
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       473,750
              ------------------------------------------------------------------------------------  -------------
              BANKING--0.8%
              ------------------------------------------------------------------------------------
     150,000  First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                                168,750
              ------------------------------------------------------------------------------------  -------------
              BEVERAGE & TOBACCO--1.1%
              ------------------------------------------------------------------------------------
     100,000  Cott Corp., Sr. Note, 9.375%, 7/1/2005                                                      100,000
              ------------------------------------------------------------------------------------
     150,000  Dr Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%, 2/15/2003                       123,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       223,000
              ------------------------------------------------------------------------------------  -------------
              BROADCAST RADIO & TV--7.0%
              ------------------------------------------------------------------------------------
      50,000  A-3 Holdings, Inc., Unit, 13.25%, 12/15/2006                                                 51,000
              ------------------------------------------------------------------------------------
     200,000  Act III Broadcasting, Inc., Sr. Sub. Note, 10.25%, 12/15/2005                               205,000
              ------------------------------------------------------------------------------------
     100,000  Allbritton Communication Co., Sr. Sub. Note, 11.50%, 8/15/2004                              106,000
              ------------------------------------------------------------------------------------
     200,000  Argyle Television, Inc., Sr. Sub., 9.75%, 11/1/2005                                         200,250
              ------------------------------------------------------------------------------------
     120,000  Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                               129,000
              ------------------------------------------------------------------------------------
     200,000  NWCG Holding Corp., Sr. Disc. Note, 13.50% accrual, 6/15/1999                               139,000
              ------------------------------------------------------------------------------------
     100,000  (a)Pegasus Media, Note, 12.50%, 7/1/2005                                                    100,000
              ------------------------------------------------------------------------------------
     150,000  SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                                     160,125
              ------------------------------------------------------------------------------------
      50,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 12/15/2003                                  51,375
              ------------------------------------------------------------------------------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              BROADCAST RADIO & TV--CONTINUED
              ------------------------------------------------------------------------------------
$    150,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                            $     154,125
              ------------------------------------------------------------------------------------
     100,000  Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                                 105,875
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                     1,401,750
              ------------------------------------------------------------------------------------  -------------
              BUSINESS EQUIPMENT & SERVICES--1.1%
              ------------------------------------------------------------------------------------
     100,000  Monarch Acqusition Corp., Sr. Note, 12.50%, 7/1/2003                                        106,000
              ------------------------------------------------------------------------------------
     100,000  United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                               109,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       215,750
              ------------------------------------------------------------------------------------  -------------
              CABLE TELEVISION--10.8%
              ------------------------------------------------------------------------------------
      50,000  Australis Media Limited, Unit, 0/14.00%, 5/15/2003                                           36,375
              ------------------------------------------------------------------------------------
      50,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                                     35,625
              ------------------------------------------------------------------------------------
     100,000  Cablevision Systems Co., Sr. Sub. Note, 9.25%, 11/1/2005                                    104,125
              ------------------------------------------------------------------------------------
      75,000  CAI Wireless Systems, Inc., Sr. Note, 12.25%, 9/15/2002                                      80,437
              ------------------------------------------------------------------------------------
     100,000  CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005                          110,250
              ------------------------------------------------------------------------------------
     300,000  Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                          318,750
              ------------------------------------------------------------------------------------
     250,000  Diamond Cable Co., Sr. Disc. Note, 0/11.75%, 12/15/2005                                     147,812
              ------------------------------------------------------------------------------------
     200,000  Insight Communication Co., Sr. Sub. Note, 8.25%, 3/1/2000                                   203,500
              ------------------------------------------------------------------------------------
     200,000  International Cabletel, Inc., Sr. Note, 0/12.75%, 4/15/2005                                 127,500
              ------------------------------------------------------------------------------------
     150,000  Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                                      161,625
              ------------------------------------------------------------------------------------
     250,000  Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                                          146,875
              ------------------------------------------------------------------------------------
     100,000  Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
              3/15/2005                                                                                   107,875
              ------------------------------------------------------------------------------------
     150,000  Rogers Cablesystems Ltd., Sr. Sub. GTD Note, 11.00%, 12/1/2015                              161,625
              ------------------------------------------------------------------------------------
     575,000  TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                           348,594
              ------------------------------------------------------------------------------------
      75,000  Wireless One, Inc., Unit, 13.00%, 10/15/2003                                                 79,500
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                     2,170,468
              ------------------------------------------------------------------------------------  -------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              CHEMICALS & PLASTICS--6.4%
              ------------------------------------------------------------------------------------
$    175,000  Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                          $     193,375
              ------------------------------------------------------------------------------------
     150,000  (a)Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                                 152,250
              ------------------------------------------------------------------------------------
      50,000  Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                                     49,250
              ------------------------------------------------------------------------------------
     100,000  Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                                               98,500
              ------------------------------------------------------------------------------------
     325,000  G-I Holdings, Inc., Sr. Disc. Note, 11.375% accrual, 10/1/1998                              251,062
              ------------------------------------------------------------------------------------
     150,000  Harris Chemical North America, Inc., Sr. Secd. Disc. Note, 0/10.25%,
              7/15/2001                                                                                   146,250
              ------------------------------------------------------------------------------------
     100,000  Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                                            103,500
              ------------------------------------------------------------------------------------
     100,000  (a)RBX Corp., Sr. Sub. Note, 11.25%, 10/15/2005                                              98,500
              ------------------------------------------------------------------------------------
      50,000  UCC Investors Holdings, Inc., Sr. Sub. Note, 11.00%, 5/1/2003                                51,250
              ------------------------------------------------------------------------------------
     150,000  Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                                 144,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                     1,288,687
              ------------------------------------------------------------------------------------  -------------
              CLOTHING & TEXTILES--2.2%
              ------------------------------------------------------------------------------------
     150,000  Dan River, Inc., Sr. Sub. Note, 10.125%, 12/15/2003                                         139,125
              ------------------------------------------------------------------------------------
     300,000  WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                                  297,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       436,875
              ------------------------------------------------------------------------------------  -------------
              CONGLOMERATES--2.1%
              ------------------------------------------------------------------------------------
     100,000  Fairchild Industries, Inc., Sr. Secd. Note, 12.25%, 2/1/1999                                107,750
              ------------------------------------------------------------------------------------
     300,000  Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                             319,500
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       427,250
              ------------------------------------------------------------------------------------  -------------
              CONSUMER PRODUCTS--3.8%
              ------------------------------------------------------------------------------------
     150,000  American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                                       153,000
              ------------------------------------------------------------------------------------
     150,000  Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                         161,250
              ------------------------------------------------------------------------------------
     100,000  Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                             108,250
              ------------------------------------------------------------------------------------
     150,000  ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                               162,750
              ------------------------------------------------------------------------------------
     200,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                             178,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       763,250
              ------------------------------------------------------------------------------------  -------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              CONTAINER & GLASS PRODUCTS--3.7%
              ------------------------------------------------------------------------------------
$     50,000  Owens-Illinois, Inc., Sr. Amort. Deb., 11.00%, 12/1/2003                              $      56,750
              ------------------------------------------------------------------------------------
     100,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                       105,125
              ------------------------------------------------------------------------------------
     350,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004                                      372,750
              ------------------------------------------------------------------------------------
     150,000  Portola Packaging, Inc., Sr. Note, 10.75%, 10/1/2005                                        154,875
              ------------------------------------------------------------------------------------
      50,000  Silgan Corp., Sr. Sub. Note, 11.75%, 6/15/2002                                               53,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       743,250
              ------------------------------------------------------------------------------------  -------------
              COSMETICS & TOILETRIES--0.6%
              ------------------------------------------------------------------------------------
      50,000  Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                                       50,750
              ------------------------------------------------------------------------------------
      75,000  Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003                             76,875
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       127,625
              ------------------------------------------------------------------------------------  -------------
              ECOLOGICAL SERVICES & EQUIPMENT--1.6%
              ------------------------------------------------------------------------------------
      50,000  Allied Waste Industries, Inc., Sr. Sub. Note, 12.00%, 2/1/2004                               54,375
              ------------------------------------------------------------------------------------
     100,000  ICF Kaiser International, Inc., Sr. Sub. Note, 12.00%, 12/31/2003                            94,500
              ------------------------------------------------------------------------------------
     200,000  Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003                          182,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       330,875
              ------------------------------------------------------------------------------------  -------------
              FARMING & AGRICULTURE--0.5%
              ------------------------------------------------------------------------------------
     100,000  Spreckels Industries, Inc., Sr. Secd. Note, 11.50%, 9/1/2000                                 99,000
              ------------------------------------------------------------------------------------  -------------
              FOOD & DRUG RETAILERS--2.4%
              ------------------------------------------------------------------------------------
     100,000  (a)Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                              101,000
              ------------------------------------------------------------------------------------
     125,000  Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                      121,875
              ------------------------------------------------------------------------------------
     200,000  Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                                            203,500
              ------------------------------------------------------------------------------------
      50,000  Ralph's Grocery Co., Sr. Sub. Note, 11.00%, 6/15/2005                                        49,625
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       476,000
              ------------------------------------------------------------------------------------  -------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              FOOD PRODUCTS--3.7%
              ------------------------------------------------------------------------------------
$    200,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                            $     207,000
              ------------------------------------------------------------------------------------
     100,000  Doskocil Cos., Inc., Sr. Sub. Note, 9.75%, 7/15/2000                                         96,000
              ------------------------------------------------------------------------------------
     100,000  PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                                      103,000
              ------------------------------------------------------------------------------------
     200,000  Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                                         191,000
              ------------------------------------------------------------------------------------
      50,000  Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                                      44,750
              ------------------------------------------------------------------------------------
     100,000  Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                       104,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       745,750
              ------------------------------------------------------------------------------------  -------------
              FOOD SERVICES--0.9%
              ------------------------------------------------------------------------------------
     200,000  Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                                182,000
              ------------------------------------------------------------------------------------  -------------
              FOREST PRODUCTS--2.8%
              ------------------------------------------------------------------------------------
      50,000  Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                                       51,625
              ------------------------------------------------------------------------------------
     100,000  Container Corp. of America, Sr. Note, 9.75%, 4/1/2003                                        97,750
              ------------------------------------------------------------------------------------
      50,000  Repap New Brunswick, 1st Priority Sr. Secd. Note, 9.875%, 7/15/2000                          50,500
              ------------------------------------------------------------------------------------
     100,000  Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%, 4/15/2005                         98,000
              ------------------------------------------------------------------------------------
      50,000  Riverwood International Corp., Sr. Sub. Note, 11.25%, 6/15/2002                              54,500
              ------------------------------------------------------------------------------------
     100,000  S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                         110,000
              ------------------------------------------------------------------------------------
     100,000  Stone Container Corp., Sr. Note, 9.875%, 2/1/2001                                            97,500
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       559,875
              ------------------------------------------------------------------------------------  -------------
              HEALTHCARE--2.7%
              ------------------------------------------------------------------------------------
     100,000  AmeriSource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                       110,500
              ------------------------------------------------------------------------------------
     100,000  Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                              106,000
              ------------------------------------------------------------------------------------
     300,000  Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                                    333,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       550,250
              ------------------------------------------------------------------------------------  -------------
              HOME PRODUCTS & FURNISHINGS--1.4%
              ------------------------------------------------------------------------------------
     150,000  American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                            129,375
              ------------------------------------------------------------------------------------
     150,000  Triangle Pacific Corp., Sr. Note, 10.50%, 8/1/2003                                          159,750
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       289,125
              ------------------------------------------------------------------------------------  -------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              HOTELS, MOTELS, INNS & CASINOS--0.5%
              ------------------------------------------------------------------------------------
$    100,000  Motels of America, Inc., Sr. Sub. Note, 12.00%, 4/15/2004                             $      99,625
              ------------------------------------------------------------------------------------  -------------
              INDUSTRIAL PRODUCTS & EQUIPMENT--2.0%
              ------------------------------------------------------------------------------------
     200,000  Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                            214,000
              ------------------------------------------------------------------------------------
     100,000  Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%, 7/1/2001                          98,250
              ------------------------------------------------------------------------------------
     100,000  Pace Industries, Inc., Sr. Note, 10.625%, 12/1/2002                                          88,500
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       400,750
              ------------------------------------------------------------------------------------  -------------
              LEISURE & ENTERTAINMENT--3.3%
              ------------------------------------------------------------------------------------
     100,000  Affinity Group, Inc., Sr. Sub. Note, 11.50%, 10/15/2003                                     102,000
              ------------------------------------------------------------------------------------
     100,000  Alliance Entertainment Corp., Sr. Sub. Note, 11.25%, 7/15/2005                              101,000
              ------------------------------------------------------------------------------------
     150,000  Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                            154,875
              ------------------------------------------------------------------------------------
     400,000  Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                             314,500
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       672,375
              ------------------------------------------------------------------------------------  -------------
              MACHINERY & EQUIPMENT--1.1%
              ------------------------------------------------------------------------------------
     100,000  Primeco, Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                              105,000
              ------------------------------------------------------------------------------------
     100,000  Waters Corp., Sr. Sub. Note, 12.75%, 9/30/2004                                              113,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       218,000
              ------------------------------------------------------------------------------------  -------------
              OIL & GAS--3.7%
              ------------------------------------------------------------------------------------
     200,000  (a)Clark USA, Inc., Sr. Note, 10.875%, 12/1/2005                                            208,750
              ------------------------------------------------------------------------------------
     150,000  Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                                       153,750
              ------------------------------------------------------------------------------------
      50,000  Falcon Drilling Co., Inc., Sr. Sub. Note, 12.50%, 3/15/2005                                  55,000
              ------------------------------------------------------------------------------------
     100,000  Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                                    101,625
              ------------------------------------------------------------------------------------
      50,000  H.S. Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003                                       49,313
              ------------------------------------------------------------------------------------
     175,000  United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                   185,063
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       753,501
              ------------------------------------------------------------------------------------  -------------
              PRINTING & PUBLISHING--1.5%
              ------------------------------------------------------------------------------------
     150,000  Affiliated Newspaper, Sr. Disc. Note, 0/13.25%, 7/1/2006                                     94,875
              ------------------------------------------------------------------------------------
     100,000  Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                              102,000
              ------------------------------------------------------------------------------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              PRINTING & PUBLISHING--CONTINUED
              ------------------------------------------------------------------------------------
$    100,000  Webcraft Technologies, Inc., Sr. Sub. Note, 9.375%, 2/15/2002                         $      98,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       294,875
              ------------------------------------------------------------------------------------  -------------
              REAL ESTATE--0.8%
              ------------------------------------------------------------------------------------
     150,000  Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                          155,625
              ------------------------------------------------------------------------------------  -------------
              RETAILERS--0.7%
              ------------------------------------------------------------------------------------
     150,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                      133,500
              ------------------------------------------------------------------------------------  -------------
              SERVICES--1.0%
              ------------------------------------------------------------------------------------
     200,000  (a)Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                             203,500
              ------------------------------------------------------------------------------------  -------------
              STEEL--2.9%
              ------------------------------------------------------------------------------------
     100,000  Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004                                  80,625
              ------------------------------------------------------------------------------------
     100,000  Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                                           89,000
              ------------------------------------------------------------------------------------
     200,000  EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                              176,000
              ------------------------------------------------------------------------------------
     200,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                             199,000
              ------------------------------------------------------------------------------------
      50,000  Northwestern Steel & Wire Co., Sr. Note, 9.50%, 6/15/2001                                    49,250
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       593,875
              ------------------------------------------------------------------------------------  -------------
              SURFACE TRANSPORTATION--4.7%
              ------------------------------------------------------------------------------------
     125,000  (a)AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005                         124,062
              ------------------------------------------------------------------------------------
     200,000  Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                       216,000
              ------------------------------------------------------------------------------------
     100,000  Great Dane Holdings, Inc., Sr. Sub. Deb., 12.75%, 8/1/2001                                   91,750
              ------------------------------------------------------------------------------------
     100,000  Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003                                               99,500
              ------------------------------------------------------------------------------------
     200,000  Stena AB, Sr. Note, 10.50%, 12/15/2005                                                      206,500
              ------------------------------------------------------------------------------------
     100,000  Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                                104,500
              ------------------------------------------------------------------------------------
     100,000  Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                               98,000
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       940,312
              ------------------------------------------------------------------------------------  -------------
              TELECOMMUNICATIONS & CELLULAR--6.4%
              ------------------------------------------------------------------------------------
     150,000  Cellular Communications International, Inc., Unit, 13.25% accrual,
              8/15/2000                                                                                    93,000
              ------------------------------------------------------------------------------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
CORPORATE BONDS--CONTINUED
--------------------------------------------------------------------------------------------------
              TELECOMMUNICATIONS & CELLULAR--CONTINUED
              ------------------------------------------------------------------------------------
$     50,000  Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                                     $      52,750
              ------------------------------------------------------------------------------------
     200,000  (a)IXC Communications, Inc., Sr. Note, 13.00%, 10/1/2005                                    214,500
              ------------------------------------------------------------------------------------
      50,000  MobileMedia Communications, Inc., Sr. Sub. Note, 9.375%, 11/1/2007                           51,500
              ------------------------------------------------------------------------------------
     150,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                              94,500
              ------------------------------------------------------------------------------------
      50,000  NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                              27,500
              ------------------------------------------------------------------------------------
     250,000  Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                                      273,125
              ------------------------------------------------------------------------------------
     300,000  PanAmSat, Corp., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                   246,000
              ------------------------------------------------------------------------------------
      50,000  Peoples Telephone Co., Sr. Note, 12.25%, 7/15/2002                                           40,500
              ------------------------------------------------------------------------------------
      50,000  ProNet, Inc., Sr. Sub. Note, 11.875%, 6/15/2005                                              55,313
              ------------------------------------------------------------------------------------
     150,000  USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                                  149,250
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                     1,297,938
              ------------------------------------------------------------------------------------  -------------
              UTILITIES--1.3%
              ------------------------------------------------------------------------------------
     225,000  California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004                            212,625
              ------------------------------------------------------------------------------------
      50,000  California Energy Co., Inc., Sr. Secd. Note, 9.875%, 6/30/2003                               52,375
              ------------------------------------------------------------------------------------  -------------
              Total                                                                                       265,000
              ------------------------------------------------------------------------------------  -------------
              TOTAL CORPORATE BONDS (IDENTIFIED COST $17,515,643)                                      17,884,782
              ------------------------------------------------------------------------------------  -------------
PREFERRED STOCKS--0.3%
--------------------------------------------------------------------------------------------------
              PRINTING & PUBLISHING--0.3%
              ------------------------------------------------------------------------------------
         515  K-III Communications Corp., Cumulative PIK Pfd., Series B, 11.625%                           51,453
              ------------------------------------------------------------------------------------  -------------
              TOTAL PREFERRED STOCKS (IDENTIFIED COST $48,888)                                             51,453
              ------------------------------------------------------------------------------------  -------------
COMMON STOCKS--0.0%
--------------------------------------------------------------------------------------------------
              BROADCAST RADIO & TV--0.0%
              ------------------------------------------------------------------------------------
          10  (a)Pegasus Media, Class B                                                                     3,000
              ------------------------------------------------------------------------------------  -------------
              FOOD & DRUG RETAILERS--0.0%
              ------------------------------------------------------------------------------------
         883  Grand Union Co.                                                                               6,622
              ------------------------------------------------------------------------------------  -------------



CORPORATE BOND FUND
--------------------------------------------------------------------------------

 SHARES OR
 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------  ------------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
--------------------------------------------------------------------------------------------------
              PRINTING & PUBLISHING--0.0%
              ------------------------------------------------------------------------------------
          50  Affiliated Newspaper                                                                  $       1,250
              ------------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $54,625)                                                10,872
              ------------------------------------------------------------------------------------  -------------
(B) REPURCHASE AGREEMENT--11.6%
--------------------------------------------------------------------------------------------------
$  2,335,000  J.P. Morgan Securities, Inc., 5.85%, dated 12/29/1995, due 1/2/1996
              (at amortized cost)                                                                   $   2,335,000
              ------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $19,954,156) (C)                                   $  20,282,107
              ------------------------------------------------------------------------------------  -------------


 (a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At the end of the period, these securities amounted to $1,231,625 which represents 6.1% of net assets.

 (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost of investments for federal tax purposes amounts to $19,956,406. The unrealized appreciation on a federal tax cost basis amounts to $325,701, which is comprised of $499,312 appreciation and $173,611 depreciation at December 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($20,165,015) at December 31, 1995.

The following acronyms are used throughout this portfolio:

GTD--Guarantee
PIK--Payment in Kind
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)




CORPORATE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------------------
Investment in repurchase agreement                                                   $   2,335,000
-----------------------------------------------------------------------------------
Investments in securities                                                               17,947,107
-----------------------------------------------------------------------------------  -------------
Total investments in securities, at value (identified cost $19,954,156, and
tax cost $19,956,406)                                                                               $  20,282,107
--------------------------------------------------------------------------------------------------
Cash                                                                                                          480
--------------------------------------------------------------------------------------------------
Income receivable                                                                                         426,146
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            52,764
--------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                 50,510
--------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                      20,812,007
--------------------------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------------------------
Payable for investments purchased                                                          633,610
-----------------------------------------------------------------------------------
Payable for shares redeemed                                                                    355
-----------------------------------------------------------------------------------
Accrued expenses                                                                            13,027
-----------------------------------------------------------------------------------  -------------
     Total liabilities                                                                                    646,992
--------------------------------------------------------------------------------------------------  -------------
Net Assets for 2,058,766 shares outstanding                                                         $  20,165,015
--------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------
Paid in capital                                                                                     $  19,816,165
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                327,951
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                              (6,564)
--------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        27,463
--------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                               $  20,165,015
--------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$20,165,015 / 2,058,766 shares outstanding                                                                  $9.79
--------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


CORPORATE BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $      1,388
----------------------------------------------------------------------------------------------------
Interest                                                                                                   777,957
----------------------------------------------------------------------------------------------------  ------------
     Total income                                                                                          779,345
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------
Investment advisory fee                                                                  $    46,425
---------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    125,000
---------------------------------------------------------------------------------------
Custodian fees                                                                                32,179
---------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                      14,343
---------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      2,107
---------------------------------------------------------------------------------------
Auditing fees                                                                                  8,238
---------------------------------------------------------------------------------------
Legal fees                                                                                     2,828
---------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     41,428
---------------------------------------------------------------------------------------
Share registration costs                                                                       7,109
---------------------------------------------------------------------------------------
Printing and postage                                                                          34,900
---------------------------------------------------------------------------------------
Insurance premiums                                                                             3,464
---------------------------------------------------------------------------------------
Miscellaneous                                                                                  7,166
---------------------------------------------------------------------------------------  -----------
     Total expenses                                                                          325,187
---------------------------------------------------------------------------------------
Waiver and reimbursements--
---------------------------------------------------------------------------------------
  ]Waiver of investment advisory fee                                           ($46,425)
--------------------------------------------------------------------------
  Reimbursement of other operating expenses                                    (216,562)
--------------------------------------------------------------------------  -----------
     Total waiver and reimbursements                                                        (262,987)
---------------------------------------------------------------------------------------  -----------
       Net expenses                                                                                         62,200
----------------------------------------------------------------------------------------------------  ------------
          Net investment income                                                                            717,145
----------------------------------------------------------------------------------------------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                             5,784
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                       493,099
----------------------------------------------------------------------------------------------------  ------------
     Net realized and unrealized gain on investments                                                       498,883
----------------------------------------------------------------------------------------------------  ------------
          Change in net assets resulting from operations                                              $  1,216,028
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


CORPORATE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED
                                                                                              DECEMBER 31,
                                                                                           1995         1994(A)
INCREASE (DECREASE) IN NET ASSETS:
-------------------------------------------------------------------------------------
OPERATIONS--
-------------------------------------------------------------------------------------
Net investment income                                                                  $     717,145  $    121,011
-------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($8,035 net gain and $12,348 net loss,
respectively, as computed for federal tax purposes)                                            5,784       (12,348)
-------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                         493,099      (165,148)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in assets resulting from operations                                            1,216,028       (56,485)
-------------------------------------------------------------------------------------  -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS--
-------------------------------------------------------------------------------------
Distributions from net investment income                                                    (687,618)     (121,011)
-------------------------------------------------------------------------------------
Distributions in excess of net investment income                                            --              (2,064)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from distributions to shareholders                      (687,618)     (123,075)
-------------------------------------------------------------------------------------  -------------  ------------
SHARE TRANSACTIONS--
-------------------------------------------------------------------------------------
Proceeds from sale of shares                                                              21,185,904     2,484,492
-------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                       686,601        20,705
-------------------------------------------------------------------------------------
Cost of shares redeemed                                                                   (3,692,843)     (868,694)
-------------------------------------------------------------------------------------  -------------  ------------
     Change in net assets resulting from share
     transactions                                                                         18,179,662     1,636,503
-------------------------------------------------------------------------------------  -------------  ------------
          Change in net assets                                                            18,708,072     1,456,943
-------------------------------------------------------------------------------------
NET ASSETS:
-------------------------------------------------------------------------------------
Beginning of period                                                                        1,456,943            --
-------------------------------------------------------------------------------------  -------------  ------------
End of period (including undistributed net investment income of $27,463 and $0,
respectively)                                                                          $  20,165,015  $  1,456,943
-------------------------------------------------------------------------------------  -------------  ------------


(a) For the period from December 9, 1993 (start of business) to December 31,
1994.

(See Notes which are an integral part of the Financial Statements)


CORPORATE BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                    YEAR ENDED
                                                                                                   DECEMBER 31,
                                                                                                1995       1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $    8.87   $   10.00
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------
  Net investment income                                                                            0.85        0.75
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                           0.89       (1.12)
--------------------------------------------------------------------------------------------  ---------  -----------
Total from investment operations                                                                   1.74       (0.37)
--------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------------------
  Distributions from net investment income                                                        (0.82)      (0.75)
--------------------------------------------------------------------------------------------
  Distributions in excess of net investment income (d)                                           --           (0.01)
--------------------------------------------------------------------------------------------  ---------  -----------
  Total distributions                                                                             (0.82)      (0.76)
--------------------------------------------------------------------------------------------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                                $    9.79   $    8.87
--------------------------------------------------------------------------------------------  ---------  -----------
TOTAL RETURN (B)                                                                                  20.38%      (3.73%)
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------------------------------------------------
  Expenses                                                                                         0.80%       0.41%*
--------------------------------------------------------------------------------------------
  Net investment income                                                                            9.27%       9.11%*
--------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                 3.40%      10.01%*
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                       $20,165      $1,457
--------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                 48%         18%
--------------------------------------------------------------------------------------------


 * Computed on an annualized basis.

 (a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)





CORPORATE BOND FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------
1. ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Corporate Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.


CORPORATE BOND FUND
--------------------------------------------------------------------------------

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. At December 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $4,313, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR       EXPIRATION AMOUNT
       2002                 $4,313


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at December 31, 1995 is as follows:

                                              FUND
              SECURITY                  ACQUISITION DATE      ACQUISITION COST
AmeriTruck Distribution Corp.             11/1/95-12/21/95       $  123,696
Carr-Gottstein Foods Co.                           11/9/95       $  100,000
Clark USA, Inc.                                    12/8/95       $  206,500
Coinmach Corp.                           11/14/95-12/28/95       $  200,938
Crain Industries, Inc.                    8/22/95-12/14/95       $  150,375
Howmet Corp.                                      11/22/95       $   25,000
IXC Communications, Inc.                  9/25/95-10/31/95       $  199,528
Pegasus Media                             6/30/95-11/17/95       $  101,000
RBX Corp.                                          10/6/95       $  100,000



CORPORATE BOND FUND
--------------------------------------------------------------------------------

     INVESTMENT RISKS--Although the Fund has a diversified portfolio, the Fund has 100% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accomplished by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the isser. The Fund held no defaulted securities at December 31, 1995.

     OTHER--Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                                 YEAR ENDED
                                                                                                DECEMBER 31,
                                                                                               1995      1994(A)
Shares sold                                                                                  2,211,100    257,641
------------------------------------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                                                          71,640      2,295
------------------------------------------------------------------------------------------
Shares redeemed                                                                               (388,244)   (95,666)
------------------------------------------------------------------------------------------  ----------  ---------
     Net change resulting from share transactions                                            1,894,496    164,270
------------------------------------------------------------------------------------------  ----------  ---------


(a) For the period from December 9, 1993 (start of business) to December 31,
1994.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .60 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


CORPORATE BOND FUND
--------------------------------------------------------------------------------

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ also maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses ($16,313) and start-up administrative service expenses ($31,507) were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses and start-up administrative expenses during the five year period following December 15, 1993 (date the Fund became effective). For the period ended December 31, 1995, the Fund paid $2,175 and $4,201, respectively, pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1995, were as follows:

PURCHASES                                                                                            $  19,507,549
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $   3,541,470
---------------------------------------------------------------------------------------------------  -------------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of CORPORATE BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Corporate Bond Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate Bond Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996



TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



--------------------------------------------------------------------------------
                                                                           PRIME
--------------------------------------------------------------------------------
                                                                           MONEY
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series




[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043106
       G00842-01 (2/96)    [RECYCLED LOGO]








PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders of Prime Money Fund, a portfolio of Insurance Management Series, for the twelve-month period ended December 31, 1995. This report includes an investment review by the fund's portfolio manager, a listing of your fund's investments, and complete financial information.
During the report period, the fund's portfolio of high-quality money market securities provided shareholders with dividends of $0.05 per share. Of course, the fund also maintained a stable share value of $1.00.* The fund's net assets reached $17.8 million on the last day of the report period.

Thank you for using Prime Money Fund as a way to pursue daily income on your ready cash. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

* Money market funds seek to maintain a stable net asset value of $1.00 per share. There is no assurance that they will be able to do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.



INVESTMENT REVIEW
--------------------------------------------------------------------------------

During the reporting period, short-term interest rates held steady for the first quarter of 1995 despite a hike in the Federal Funds target rate from 5.50% to 6.00% on February 1, 1995. From the end of April however, short-term rates began to decline with the biggest drop of 25 basis points coming on July 6, 1995, following a rate cut. At that time, the Federal Reserve Board (the "Fed") lowered the Federal Funds target rate from 6.00% to 5.75%. Rates then held steady for the third quarter of 1995 before continuing to decline modestly in the last several months of the year. The Fed took action one more time on December 19, 1995, and lowered the Federal Funds target rate from 5.75% to 5.50%, precisely the same level at which 1995 began.

In response to this rate environment, the fund's average maturity target range was lengthened from 30-40 days to 40-50 days. This reflects management's bias towards a neutral to modestly easing Fed through early 1996. In addition, management continues to invest the fund in a barbelled style with 25%-30% of fund investments in variable rate demand notes, 10%-15% in overnight securities and the remainder of the portfolio laddered out to the six-month to twelve-month area of the yield curve. Management's outlook is for a modestly easing to neutral Fed for the beginning of 1996. The structure of a barbell should allow the fund to pursue the higher yields of longer-dated securities. In addition, the longer average maturity should also be beneficial in a declining rate environment.

Given the market conditions, the fund has performed as follows: during the twelve-months ended December 31, 1995, the net assets of the fund increased from $0.6 to $17.8 million, while the 7-day net yield increased from 4.16% to 4.95%.* The effective average maturity of the fund on
December 29, 1995, was 42 days.

* Performance quoted represents past performance and is not indicative of future results. Yield will vary. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.



PRIME MONEY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                 VALUE
-----------  --------------------------------------------------------------------------------------  -------------
BANK NOTES--2.8%
---------------------------------------------------------------------------------------------------
             BANKING--2.8%
             --------------------------------------------------------------------------------------
$   500,000  Bank of New York, New York, 5.570%, 5/30/1996                                           $     499,899
             --------------------------------------------------------------------------------------  -------------
BANKERS ACCEPTANCE--0.8%
---------------------------------------------------------------------------------------------------
             BANKING--0.8%
             --------------------------------------------------------------------------------------
    146,839  Citibank NA, New York, 5.897%, 4/12/1996                                                      144,447
             --------------------------------------------------------------------------------------  -------------
TIME DEPOSIT--1.1%
---------------------------------------------------------------------------------------------------
             BANKING--1.1%
             --------------------------------------------------------------------------------------
    200,000  Bank of Nova Scotia, Toronto, 7.000%, 1/2/1996                                                200,000
             --------------------------------------------------------------------------------------  -------------
(A) COMMERCIAL PAPER--38.3%
---------------------------------------------------------------------------------------------------
             BANKING--11.4%
             --------------------------------------------------------------------------------------
    750,000  ABN AMRO N.A., Finance, Inc., (Guaranteed by ABN AMRO Bank N.V., Amsterdam), 5.640% -
             5.860%, 2/16/1996 - 4/25/1996                                                                 739,398
             --------------------------------------------------------------------------------------
    600,000  Abbey National N.A. Corp., (Guaranteed by Abbey National Bank PLC, London), 5.697% -
             5.709%, 1/8/1996 - 1/22/1996                                                                  598,918
             --------------------------------------------------------------------------------------
    200,000  J.P. Morgan & Co., Inc., 5.756%, 1/22/1996                                                    199,348
             --------------------------------------------------------------------------------------
    500,000  Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken, Stockholm), 5.811%,
             3/29/1996                                                                                     493,094
             --------------------------------------------------------------------------------------  -------------
             Total                                                                                       2,030,758
             --------------------------------------------------------------------------------------  -------------
             FINANCE - AUTOMOTIVE--0.5%
             --------------------------------------------------------------------------------------
    100,000  Ford Motor Credit Co., 5.771%, 2/5/1996                                                        99,447
             --------------------------------------------------------------------------------------  -------------
             FINANCE - COMMERCIAL--20.3%
             --------------------------------------------------------------------------------------
    650,000  Asset Securitization Cooperative Corp., 5.738% - 5.824%,
             1/19/1996 - 2/15/1996                                                                         646,756
             --------------------------------------------------------------------------------------
    900,000  Beta Finance, Inc., 5.611% - 5.768%, 2/5/1996 - 5/17/1996                                     890,818
             --------------------------------------------------------------------------------------
    300,000  CIT Group Holdings, Inc., 5.696% - 5.802%, 1/29/1996 - 3/22/1996                              297,850
             --------------------------------------------------------------------------------------
    300,000  Falcon Asset Securitization Corp., 5.701%, 5/3/1996                                           294,321
             --------------------------------------------------------------------------------------
$   400,000  General Electric Capital Corp., 5.772%, 2/5/1996                                        $     397,787



PRIME MONEY FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                 VALUE
-----------  --------------------------------------------------------------------------------------  -------------
(A) COMMERCIAL PAPER--CONTINUED
---------------------------------------------------------------------------------------------------
             FINANCE - COMMERCIAL--CONTINUED
             --------------------------------------------------------------------------------------
             --------------------------------------------------------------------------------------
    800,000  Greenwich Funding Corp., 5.749%, 2/15/1996                                                    794,330
             --------------------------------------------------------------------------------------
    300,000  PREFCO, 5.671%, 3/25/1996                                                                     296,094
             --------------------------------------------------------------------------------------  -------------
             Total                                                                                       3,617,956
             --------------------------------------------------------------------------------------  -------------
             FINANCE - RETAIL--6.1%
             --------------------------------------------------------------------------------------
    600,000  American Express Credit Corp., 5.653% - 5.758%, 3/8/1996 - 6/4/1996                           588,075
             --------------------------------------------------------------------------------------
    500,000  Associates Corp. of North America, 5.550% - 5.780%, 1/18/1996 - 6/5/1996                      494,514
             --------------------------------------------------------------------------------------  -------------
             Total                                                                                       1,082,589
             --------------------------------------------------------------------------------------  -------------
             TOTAL COMMERCIAL PAPER                                                                      6,830,750
             --------------------------------------------------------------------------------------  -------------
CORPORATE NOTES--3.9%
---------------------------------------------------------------------------------------------------
             FINANCE - EQUIPMENT--3.9%
             --------------------------------------------------------------------------------------
    137,768  Case Equipment Loan Trust 1995-B Class A-1, 5.825%, 9/15/1996                                 137,768
             --------------------------------------------------------------------------------------
    565,640  Navistar Financial 1995-A Owner Trust, 5.750%, 11/15/1996                                     565,632
             --------------------------------------------------------------------------------------  -------------
             TOTAL CORPORATE NOTES                                                                         703,400
             --------------------------------------------------------------------------------------  -------------
(B) NOTES - VARIABLE--11.7%
---------------------------------------------------------------------------------------------------
             BANKING--11.7%
             --------------------------------------------------------------------------------------
    200,000  Capital One Funding Corp., Series 1995-A, (Bank One, Indianapolis, IN LOC), 5.869%,
             1/4/1996                                                                                      200,000
             --------------------------------------------------------------------------------------
    200,000  Denver Urban Renewal Authority, Series 1992-B, (Banque Paribas, Paris LOC), 6.150%,
             1/4/1996                                                                                      200,000
             --------------------------------------------------------------------------------------
    200,000  Franklin, OH County of, (Huntington National Bank, Columbus, OH LOC), 5.994%, 1/4/1996        200,000
             --------------------------------------------------------------------------------------
    300,000  KBL Capital Fund, (Old Kent Bank & Trust Co., Grand Rapids LOC), 5.850%, 1/4/1996             300,000
             --------------------------------------------------------------------------------------
    800,000  PNC Bank, N.A., 5.580%, 1/2/1996                                                              799,360
             --------------------------------------------------------------------------------------
    190,000  Southeast Regional Holdings, LLC Series 1995-A, (Columbus Bank and Trust Co., GA LOC),
             6.069%, 1/4/1996                                                                              190,000
             --------------------------------------------------------------------------------------



PRIME MONEY FUND
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                                 VALUE
-----------  --------------------------------------------------------------------------------------  -------------
(B) NOTES - VARIABLE--CONTINUED
---------------------------------------------------------------------------------------------------
             BANKING--CONTINUED
             --------------------------------------------------------------------------------------
$   200,000  Alabama State IDA, TRB Wellborn Cabinet, Inc., (Amsouth Bank N.A., Birmingham LOC),
             5.930%, 1/3/1996                                                                        $     200,000
             --------------------------------------------------------------------------------------  -------------
             TOTAL NOTES - VARIABLE                                                                      2,089,360
             --------------------------------------------------------------------------------------  -------------
(A) GOVERNMENT AGENCY OBLIGATIONS--33.6%
---------------------------------------------------------------------------------------------------
             FEDERAL HOME LOAN BANK, DISCOUNT NOTES--16.8%
             --------------------------------------------------------------------------------------
  3,000,000  5.700%, 1/2/1996                                                                            2,999,525
             --------------------------------------------------------------------------------------  -------------
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION, DISCOUNT NOTES--16.8%
             --------------------------------------------------------------------------------------
  3,000,000  5.750%, 1/2/1996                                                                            2,999,521
             --------------------------------------------------------------------------------------  -------------
             TOTAL GOVERNMENT AGENCY OBLIGATIONS                                                         5,999,046
             --------------------------------------------------------------------------------------  -------------
(C) REPURCHASE AGREEMENTS--7.6%
---------------------------------------------------------------------------------------------------
    353,000  First Chicago Capital Markets, Inc., 5.900%, dated 12/29/1995, due
             1/2/1996                                                                                      353,000
             --------------------------------------------------------------------------------------
    294,000  Goldman, Sachs & Co., 5.900%, dated 12/29/1995, due 1/2/1996                                  294,000
             --------------------------------------------------------------------------------------
    700,000  PaineWebber, Inc., 5.930%, dated 12/29/1995, due 1/2/1996                                     700,000
             --------------------------------------------------------------------------------------  -------------
             TOTAL REPURCHASE AGREEMENTS                                                                 1,347,000
             --------------------------------------------------------------------------------------  -------------
             TOTAL INVESTMENTS (AT AMORTIZED COST) (D)                                               $  17,813,902
             --------------------------------------------------------------------------------------  -------------


(a) Each issue shows the rate of discount at time of purchase for discount issues.
(b) Current rate and next reset date shown.
(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.
(d) Also represents cost for federal tax purposes.
Note: The categories of investments are shown as a percentage of net assets
      ($17,837,904) at December 31, 1995.

The following acronyms are used throughout this portfolio:

IDA--Industrial Development Authority
LOC--Letter of Credit
LLC--Limited Liability Corporation
PLC--Public Limited Company
PREFCO--Preferred Receivables Funding Company
TRB--Taxable Revenue Bond

(See Notes which are an integral part of the Financial Statements)




PRIME MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at amortized cost and value                                         $  17,813,902
---------------------------------------------------------------------------------------------------
Income receivable                                                                                           24,136
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  95,020
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       17,933,058
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                               $  71,317
----------------------------------------------------------------------------------------
Payable to Bank                                                                                 975
----------------------------------------------------------------------------------------
Accrued expenses                                                                             22,862
----------------------------------------------------------------------------------------  ---------
     Total liabilities                                                                                      95,154
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 17,837,904 shares outstanding                                                         $  17,837,904
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
$17,837,904 / 17,837,904 shares outstanding                                                                  $1.00
---------------------------------------------------------------------------------------------------  -------------


(See Notes which are an integral part of the Financial Statements)


PRIME MONEY FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Interest                                                                                                $  480,779
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $    40,601
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                      125,000
-----------------------------------------------------------------------------------------
Custodian fees                                                                                  31,687
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                        14,133
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                        1,394
-----------------------------------------------------------------------------------------
Auditing fees                                                                                    3,675
-----------------------------------------------------------------------------------------
Legal fees                                                                                       1,746
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       32,519
-----------------------------------------------------------------------------------------
Share registration costs                                                                         6,341
-----------------------------------------------------------------------------------------
Printing and postage                                                                            19,469
-----------------------------------------------------------------------------------------
Insurance premiums                                                                               3,483
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                    3,609
-----------------------------------------------------------------------------------------  -----------
     Total expenses                                                                            283,657
-----------------------------------------------------------------------------------------
Waivers and reimbursements--
-----------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                              ($40,601)
----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                      (177,807)
----------------------------------------------------------------------------  -----------
     Total waivers and reimbursements                                                         (218,408)
-----------------------------------------------------------------------------------------  -----------
       Net expenses                                                                                         65,249
------------------------------------------------------------------------------------------------------  ----------
          Net investment income                                                                         $  415,530
------------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


PRIME MONEY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      YEAR ENDED              PERIOD ENDED
                                                                  DECEMBER 31, 1995       DECEMBER 31, 1994(A)
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------
OPERATIONS--
--------------------------------------------------------------
Net investment income                                               $      415,530             $     2,449
--------------------------------------------------------------  ----------------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS--
--------------------------------------------------------------
Distributions from net investment income                                  (415,530)                 (2,449)
--------------------------------------------------------------  ----------------------        ------------
SHARE TRANSACTIONS--
--------------------------------------------------------------
Proceeds from sale of shares                                            39,232,023               1,276,510
--------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                     414,549                   2,491
--------------------------------------------------------------
Cost of shares redeemed                                                (22,360,936)               (726,733)
--------------------------------------------------------------  ----------------------        ------------
     Change in net assets resulting from share
     transactions                                                       17,285,636                 552,268
--------------------------------------------------------------  ----------------------        ------------
          Change in net assets                                          17,285,636                 552,268
--------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------
Beginning of period                                                        552,268                 --
--------------------------------------------------------------  ----------------------        ------------
End of period                                                       $   17,837,904             $   552,268
--------------------------------------------------------------  ----------------------        ------------


(a) For the period from December 10, 1993 (start of business), to December 31, 1994.

(See Notes which are an integral part of the Financial Statements)


PRIME MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED                PERIOD ENDED
                                                                    DECEMBER 31, 1995        DECEMBER 31, 1994(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                    $    1.00                  $    1.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------
  Net investment income                                                      0.05                       0.01
---------------------------------------------------------------
LESS DISTRIBUTIONS
---------------------------------------------------------------
  Distributions from net investment income                                  (0.05)                     (0.01)
---------------------------------------------------------------           -------                     ------
NET ASSET VALUE, END OF PERIOD                                          $    1.00                  $    1.00
---------------------------------------------------------------           -------                     ------
TOTAL RETURN (B)                                                             5.20%                      0.50%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------
  Expenses                                                                   0.80%                      0.80%*
---------------------------------------------------------------
  Net investment income                                                      5.12%                      4.26%*
---------------------------------------------------------------
  Expense waiver/reimbursement (c)                                           2.69%                     71.84%*
---------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------
  Net assets, end of period (000 omitted)                                 $17,838                       $552
---------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from November 18, 1994, (date of initial public investment) to December 31, 1994. For the period from December 10, 1993, (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)



PRIME MONEY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------
(1) ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Prime Money Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.
(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.
     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.


PRIME MONEY FUND
--------------------------------------------------------------------------------

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1995, capital paid-in aggregated $17,837,904. Transactions in shares were as follows:

                                                                       YEAR ENDED              PERIOD ENDED
                                                                   DECEMBER 31, 1995       DECEMBER 31, 1994(A)
Shares sold                                                              39,232,023               1,276,510
---------------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                                    414,549                   2,491
---------------------------------------------------------------
Shares redeemed                                                         (22,360,936)               (726,733)
---------------------------------------------------------------  ----------------------        ------------
     Net change resulting from share transactions                        17,285,636                 552,268
---------------------------------------------------------------  ----------------------        ------------


(a) For the period from December 10, 1993, (start of business) to December 31, 1994.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .50 of 1% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.


PRIME MONEY FUND
--------------------------------------------------------------------------------
PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of ($22,431) were borne initially by Adviser. The Fund has agreed to reimburse Adviser for the organizational expenses during the five year period following effective date. For the year ended December 31, 1995, the Fund paid $2,991 pursuant to this agreement.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.


INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of PRIME MONEY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Money Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prime Money Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996






TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Althogh money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.




--------------------------------------------------------------------------------
                                                                   INTERNATIONAL
--------------------------------------------------------------------------------
                                                                           STOCK
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series






[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043601
       G01077-01 (2/96)    [RECYCLED LOGO]





PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for International Stock Fund, a portfolio of Insurance Management Series. This report covers the period from May 5, 1995, when the fund first began operations, through December 31, 1995. The report begins with the management discussion and analysis by the fund's portfolio manager. As the fund's portfolio manager discusses in the management discussion and analysis, there appears to be reason for optimism for the international stock markets as we enter 1996. Following the management discussion and analysis is a complete listing of the fund's international holdings and its financial statements.

International Stock Fund brings you long-term growth opportunities through a broadly diversified portfolio of stocks issued by companies throughout the world. As you pursue your long-term financial goals, international stocks can be a wise complement to U.S. stocks. Because international stocks respond to different influences than U.S. stocks, adding international stocks to U.S. stock holdings may enhance the overall performance of your stock investments by smoothing out periodic ups and downs in the U.S. market.

International stocks and U.S. stocks can perform well at different times, as was true in the extreme during 1995. While U.S. stocks soared, international stocks recorded only very weak gains. Consistent with the overall international market, the fund achieved a total return of 3.50% for the period ended December 31, 1995.* The fund's net asset value increased from $10.00 at the beginning of the period to $10.35 at the period's end. At the end of the report period, total assets stood at $4.8 million.

Thank you for participating in the long-term growth opportunities of international stocks through International Stock Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

We are starting 1996 on a very positive note for the international equity markets, and the International Stock Fund is exceptionally well positioned to take advantage of the developments now emerging. Our investment approach is to make significant market bets only when both our quantitative and qualitative analysis reinforces our conviction that a particular market is undervalued or overvalued. Having raised the fund's exposure to Japan to just over 36.8% at the end of 1995, we are very encouraged by the strong move in that market on the first trading day of 1996 (the Tokyo Stock Price Index* rose 3.4% on January 4). All of the elements appear to be in place for a recovery in that market. Valuations in Japan, especially looking at price to book value and price to cashflow, are reasonable, liquidity growth is strongly positive, and earnings momentum is strong.

Other Asian markets are exhibiting some of the same characteristics, which lead us to expect strong earnings growth and attractive valuations. Our remaining Asian investments are concentrated in Singapore (2.2%), Malaysia (2.1%), and Indonesia (1.1%). Singapore, whose gross domestic product ("GDP") grew by 8.3% for the first three quarters of 1995, continues to exhibit low inflation and a dynamic economy. In Malaysia, while there are concerns about the economy being too strong (GDP rose at around 9% through September), we believe the fears of a slowdown are already priced into the market. In Indonesia, strong economic growth of over 7% has been accompanied by inflation rates approaching the government's policy limit of 10%, and fiscal policy is likely to tighten. Nonetheless, with healthy earnings growth expected for the market in 1996, we have been able to find some very interesting companies to include in the portfolio. The story for Thailand is similar to the rest of the region, with strong economic growth accompanied by generally controlled inflation and high earnings growth.

Turning to Europe, economic growth expectations are being adjusted downward along with earnings expectations for many of the companies in the market. At the same time, interest rates have the potential to decrease further, which should tend to support equity values. The fund's exposure to this part of the world was 38.0% of net assets at year-end.

In Latin America, the markets are beginning to rally after a generally dismal 1995. Events such as the continuing financial problems in Mexico and the Venezuelan devaluation have served to remind investors of the potential pitfalls of investing in that region. Going forward, we expect to be adding to our positions.

 * The Tokyo Stock Price Index is a broad market-capitalization weighted index for the Tokyo stock exchange. This index is unmanaged and actual investments cannot be made in an index.


Concerning the last quarter of 1995, the fund showed a return of 1.97%** versus a return of 4.05% for the Europe, Australia, and Far East Index ("EAFE").*** This performance was negatively impacted by our exposure (as small as it was) to Latin America as well as some disappointing results being reported by some of the companies held in the European portion of the portfolio. With regard to Latin America, as mentioned earlier, the outlook is improving, and we see the markets in Europe as having overreacted by selling off companies with good long-term prospects for temporary reasons.

New stocks purchased during the quarter included Royal PTT Nederland, the recently privatized Dutch telecommunications services provider. Currently valued at less than six times cashflow and showing earnings growth in the double digits, this is one of the cheapest telecom plays in Europe. We also bought shares in Yamanouchi Pharmaceutical in Japan, which is now selling at less than 18-times prospective earnings, and is very attractively valued in the Japanese context. We also bought into Nomura Securities, which gives the fund exposure to what we believe is the premier brokerage and financial services company in Japan. One of the long-term growth stories for Nomura is likely to be its emergence as one of the leaders in Japan's underdeveloped corporate bond market.

 ** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The Morgan Stanley Europe, Australia, and Far East Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. This index is unmanaged and actual investments cannot be made in an index.



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

             GROWTH OF $10,000 INVESTED IN INTERNATIONAL STOCK FUND

     The graph below illustrates the hypothetical investment of $10,000 in International Stock Fund (the "Fund") from May 8, 1995 (start of performance), to December 31, 1995, compared to the Morgan Stanley Capital International Europe Australia Far East Index (EAFE).+

GRAPHIC REPRESENTATION A5 OMITTED. SEE APPENDIX.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

*The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

+The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.




INTERNATIONAL STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--84.3%
-------------------------------------------------------------------------------------------------
             EQUITY--84.3% ----------------------------------------------------------------------
             ARGENTINA--0.4%
             ------------------------------------------------------------------------------------
             BANKING--0.1%
             ------------------------------------------------------------------------------------
       230   Banco Frances del Rio de la Plata S.A., ADR                                            $       6,181
             ------------------------------------------------------------------------------------  ---------------
             ENERGY SOURCES--0.1%
             ------------------------------------------------------------------------------------
       200   YPF Sociedad Anonima, ADR                                                                      4,325
             ------------------------------------------------------------------------------------  ---------------
             MULTI-INDUSTRY--0.1%
             ------------------------------------------------------------------------------------
       900   Compania Naviera Perez Companc SA, Class B                                                     4,768
             ------------------------------------------------------------------------------------  ---------------
             REAL ESTATE--0.1%
             ------------------------------------------------------------------------------------
       202   (a)IRSA Inversiones Y Representaciones S.A., GDR                                               5,151
             ------------------------------------------------------------------------------------  ---------------
             TOTAL ARGENTINA                                                                               20,425
             ------------------------------------------------------------------------------------  ---------------
             AUSTRALIA--1.6%
             ------------------------------------------------------------------------------------
             BROADCASTING & PUBLISHING--0.5%
             ------------------------------------------------------------------------------------
     4,500   News Corp., Ltd.                                                                              24,015
             ------------------------------------------------------------------------------------  ---------------
             ENERGY SOURCES--0.6%
             ------------------------------------------------------------------------------------
     5,000   Woodside Petroleum, Ltd.                                                                      25,569
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--0.5%
             ------------------------------------------------------------------------------------
    10,000   Woolworth's, Ltd.                                                                             24,082
             ------------------------------------------------------------------------------------  ---------------
             TOTAL AUSTRALIA                                                                               73,666
             ------------------------------------------------------------------------------------  ---------------
             FRANCE--4.6%
             ------------------------------------------------------------------------------------
             BANKING--0.5%
             ------------------------------------------------------------------------------------
       400   Compagnie Financiere de Paribas, Class A                                                      21,932
             ------------------------------------------------------------------------------------  ---------------
             BEVERAGE & TOBACCO--0.7%
             ------------------------------------------------------------------------------------
       165   LVMH (Moet-Hennessy)                                                                          34,368
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             FRANCE--CONTINUED
             ------------------------------------------------------------------------------------
             BUILDING MATERIALS & COMPONENTS--0.6%
             ------------------------------------------------------------------------------------
       460   Lafarge-Coppee                                                                         $      29,637
             ------------------------------------------------------------------------------------  ---------------
             HEALTH & PERSONAL CARE--0.5%
             ------------------------------------------------------------------------------------
       228   Clarins                                                                                       21,697
             ------------------------------------------------------------------------------------  ---------------
             INSURANCE--0.8%
             ------------------------------------------------------------------------------------
       350   AXA                                                                                           23,586
             ------------------------------------------------------------------------------------
       500   Assurances Generales de France                                                                16,745
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         40,331
             ------------------------------------------------------------------------------------  ---------------
             LEISURE & TOURISM--0.4%
             ------------------------------------------------------------------------------------
       150   Accor SA                                                                                      19,420
             ------------------------------------------------------------------------------------  ---------------
             MULTI-INDUSTRY--1.1%
             ------------------------------------------------------------------------------------
     1,400   Lagardere Groupe                                                                              25,730
             ------------------------------------------------------------------------------------
       270   Lyonnaise Des Eaux SA                                                                         25,997
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         51,727
             ------------------------------------------------------------------------------------  ---------------
             TOTAL FRANCE                                                                                 219,112
             ------------------------------------------------------------------------------------  ---------------
             GERMANY--3.8%
             ------------------------------------------------------------------------------------
             BANKING--1.2%
             ------------------------------------------------------------------------------------
       115   Commerzbank AG, Frankfurt                                                                     27,177
             ------------------------------------------------------------------------------------
       660   Deutsche Bank, AG                                                                             31,272
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         58,449
             ------------------------------------------------------------------------------------  ---------------
             CHEMICALS--0.3%
             ------------------------------------------------------------------------------------
        65   BASF AG                                                                                       14,477
             ------------------------------------------------------------------------------------  ---------------
             CONSTRUCTION & HOUSING--0.4%
             ------------------------------------------------------------------------------------
        50   Hochtief AG                                                                                   21,332
             ------------------------------------------------------------------------------------  ---------------
             ELECTRICAL & ELECTRONICS--0.6%
             ------------------------------------------------------------------------------------
        50   Siemens AG                                                                                    27,362
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             GERMANY--CONTINUED
             ------------------------------------------------------------------------------------
             MACHINERY & ENGINEERING--1.0%
             ------------------------------------------------------------------------------------
        30   Linde AG                                                                               $      17,504
             ------------------------------------------------------------------------------------
        90   Mannesmann AG                                                                                 28,653
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         46,157
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--0.3%
             ------------------------------------------------------------------------------------
        40   Kaufhof Holding AG                                                                            12,185
             ------------------------------------------------------------------------------------  ---------------
             TOTAL GERMANY                                                                                179,962
             ------------------------------------------------------------------------------------  ---------------
             HONG KONG--2.7%
             ------------------------------------------------------------------------------------
             BANKING--0.3%
             ------------------------------------------------------------------------------------
     1,000   HSBC Holdings                                                                                 15,131
             ------------------------------------------------------------------------------------  ---------------
             BROADCASTING & PUBLISHING--0.5%
             ------------------------------------------------------------------------------------
     6,000   Television Broadcasting                                                                       21,377
             ------------------------------------------------------------------------------------  ---------------
             FINANCIAL SERVICES--0.4%
             ------------------------------------------------------------------------------------
    48,000   Manhattan Card Co., Ltd.                                                                      20,485
             ------------------------------------------------------------------------------------  ---------------
             REAL ESTATE--1.0%
             ------------------------------------------------------------------------------------
    23,000   Amoy Properties, Ltd.                                                                         22,903
             ------------------------------------------------------------------------------------
     3,000   Sun Hung Kai Properties                                                                       24,539
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         47,442
             ------------------------------------------------------------------------------------  ---------------
             TELECOMMUNICATIONS--0.5%
             ------------------------------------------------------------------------------------
    13,200   Hong Kong Telecom                                                                             23,558
             ------------------------------------------------------------------------------------  ---------------
             TOTAL HONG KONG                                                                              127,993
             ------------------------------------------------------------------------------------  ---------------
             INDONESIA--1.1%
             ------------------------------------------------------------------------------------
             AUTOMOBILE--0.6%
             ------------------------------------------------------------------------------------
     8,000   PT Astra International                                                                        16,619
             ------------------------------------------------------------------------------------
     5,000   PT United Tractors                                                                             9,403
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         26,022
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             INDONESIA--CONTINUED
             ------------------------------------------------------------------------------------
             BANKING--0.1%
             ------------------------------------------------------------------------------------
     4,000   Lippo Bank                                                                             $       6,167
             ------------------------------------------------------------------------------------  ---------------
             BUILDING MATERIALS & COMPONENTS--0.2%
             ------------------------------------------------------------------------------------
     3,000   PT Indocement                                                                                 10,070
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--0.2%
             ------------------------------------------------------------------------------------
     5,000   PT Hero Supermarket                                                                           10,715
             ------------------------------------------------------------------------------------  ---------------
             TOTAL INDONESIA                                                                               52,974
             ------------------------------------------------------------------------------------  ---------------
             ITALY--1.4%
             ------------------------------------------------------------------------------------
             MERCHANDISING--0.8%
             ------------------------------------------------------------------------------------
     5,700   La Rinascente S.P.A.                                                                          34,492
             ------------------------------------------------------------------------------------  ---------------
             TELECOMMUNICATIONS--0.6%
             ------------------------------------------------------------------------------------
    17,150   (a)Telecom Italia Mobile                                                                      30,183
             ------------------------------------------------------------------------------------  ---------------
             TOTAL ITALY                                                                                   64,675
             ------------------------------------------------------------------------------------  ---------------
             JAPAN--36.8%
             ------------------------------------------------------------------------------------
             BANKING--0.8%
             ------------------------------------------------------------------------------------
     3,000   Sakura Bank Ltd., Tokyo                                                                       38,063
             ------------------------------------------------------------------------------------  ---------------
             BUILDING MATERIALS & COMPONENTS--2.1%
             ------------------------------------------------------------------------------------
     5,000   Nihon Cement Co., Ltd.                                                                        33,414
             ------------------------------------------------------------------------------------
     2,000   Tostem Corp.                                                                                  66,441
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         99,855
             ------------------------------------------------------------------------------------  ---------------
             BUSINESS & PUBLIC SERVICES--3.5%
             ------------------------------------------------------------------------------------
     3,000   Dai Nippon Printing Co., Ltd.                                                                 50,848
             ------------------------------------------------------------------------------------
     2,000   Kokuyo Co.                                                                                    46,489
             ------------------------------------------------------------------------------------
     1,000   Secom Co.                                                                                     69,540
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        166,877
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             JAPAN--CONTINUED
             ------------------------------------------------------------------------------------
             CHEMICALS--3.1%
             ------------------------------------------------------------------------------------
     5,000   Asahi Chemical Industry Co. Ltd.                                                       $      38,257
             ------------------------------------------------------------------------------------
    10,000   Dainippon Ink and Chemical, Inc.                                                              46,586
             ------------------------------------------------------------------------------------
     3,000   Kuraray Co., Ltd.                                                                             32,833
             ------------------------------------------------------------------------------------
     6,000   Sumitomo Chemical Co.                                                                         29,927
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        147,603
             ------------------------------------------------------------------------------------  ---------------
             CONSTRUCTION & HOUSING--3.5%
             ------------------------------------------------------------------------------------
     3,000   Kandenko Co., Ltd.                                                                            37,482
             ------------------------------------------------------------------------------------
     5,000   Nichiei Construction                                                                          56,659
             ------------------------------------------------------------------------------------
     3,000   Nishimatsu Construction                                                                       35,157
             ------------------------------------------------------------------------------------
     3,000   Sekisui House, Ltd.                                                                           38,354
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        167,652
             ------------------------------------------------------------------------------------  ---------------
             DATA PROCESSING & REPRODUCTION--0.4%
             ------------------------------------------------------------------------------------
     1,000   Canon, Inc.                                                                                   18,111
             ------------------------------------------------------------------------------------  ---------------
             ELECTRICAL & ELECTRONICS--0.5%
             ------------------------------------------------------------------------------------
     2,000   NEC Corp.                                                                                     24,407
             ------------------------------------------------------------------------------------  ---------------
             FINANCIAL SERVICES--2.6%
             ------------------------------------------------------------------------------------
     5,000   Jaccs                                                                                         51,816
             ------------------------------------------------------------------------------------
     2,000   Nomura Securities Co., Ltd.                                                                   43,584
             ------------------------------------------------------------------------------------
     3,000   Wako Securities Co., Ltd.                                                                     26,673
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        122,073
             ------------------------------------------------------------------------------------  ---------------
             HEALTH & PERSONAL CARE--2.0%
             ------------------------------------------------------------------------------------
     4,000   Kyowa Hakko Kogyo Co.                                                                         37,734
             ------------------------------------------------------------------------------------
     1,000   Takeda Chemical Industries                                                                    16,465
             ------------------------------------------------------------------------------------
     2,000   Yamanouchi Pharmaceutical                                                                     43,002
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         97,201
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             JAPAN--CONTINUED
             ------------------------------------------------------------------------------------
             INDUSTRIAL COMPONENTS--3.3%
             ------------------------------------------------------------------------------------
     3,000   Bridgestone Corp.                                                                      $      47,651
             ------------------------------------------------------------------------------------
     6,000   Minebea Co.                                                                                   50,324
             ------------------------------------------------------------------------------------
     2,000   NGK Insulators                                                                                19,952
             ------------------------------------------------------------------------------------
     2,000   Nippon Electric Glass Co., Ltd.                                                               37,966
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        155,893
             ------------------------------------------------------------------------------------  ---------------
             INSURANCE--1.7%
             ------------------------------------------------------------------------------------
     6,000   Mitsui Marine & Fire Insurance Co.                                                            42,770
             ------------------------------------------------------------------------------------
     3,000   Tokio Marine and Fire                                                                         39,225
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         81,995
             ------------------------------------------------------------------------------------  ---------------
             MACHINERY & ENGINEERING--3.0%
             ------------------------------------------------------------------------------------
     7,000   Kawasaki Heavy Industries                                                                     32,203
             ------------------------------------------------------------------------------------
     7,000   Kubota Corp.                                                                                  45,085
             ------------------------------------------------------------------------------------
     4,000   Mitsubishi Heavy Industries                                                                   31,884
             ------------------------------------------------------------------------------------
    10,000   Sumitomo Heavy Industries                                                                     35,932
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        145,104
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--1.2%
             ------------------------------------------------------------------------------------
     6,000   Daimaru, Inc.                                                                                 46,489
             ------------------------------------------------------------------------------------
     1,000   Matsuzakaya Co., Ltd.                                                                         12,688
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         59,177
             ------------------------------------------------------------------------------------  ---------------
             METALS-STEEL--1.4%
             ------------------------------------------------------------------------------------
     9,000   Kawasaki Steel                                                                                31,380
             ------------------------------------------------------------------------------------
    14,000   (a)NKK Corp.                                                                                  37,695
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         69,075
             ------------------------------------------------------------------------------------  ---------------
             MISCELLANEOUS MATERIALS & COMMODITIES--0.5%
             ------------------------------------------------------------------------------------
     5,000   Nippon Sheet Glass Co.                                                                        21,743
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             JAPAN--CONTINUED
             ------------------------------------------------------------------------------------
             REAL ESTATE--0.9%
             ------------------------------------------------------------------------------------
     9,000   Tokyo Tatemono Co., Ltd.                                                               $      42,712
             ------------------------------------------------------------------------------------  ---------------
             RECREATION, OTHER CONSUMER GOODS--2.3%
             ------------------------------------------------------------------------------------
     1,000   Sega Enterprises                                                                              55,206
             ------------------------------------------------------------------------------------
     1,000   Sony Music Entertainment, Inc.                                                                52,300
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        107,506
             ------------------------------------------------------------------------------------  ---------------
             TELECOMMUNICATIONS--1.0%
             ------------------------------------------------------------------------------------
         6   DDI Corp.                                                                                     46,489
             ------------------------------------------------------------------------------------  ---------------
             TRANSPORTATION--AIRLINES--0.7%
             ------------------------------------------------------------------------------------
     5,000   (a)Japan Airlines Co.                                                                         33,172
             ------------------------------------------------------------------------------------  ---------------
             TRANSPORTATION--AUTOMOTIVE--0.4%
             ------------------------------------------------------------------------------------
     2,000   Toyoda Machine Works                                                                          19,274
             ------------------------------------------------------------------------------------  ---------------
             TRANSPORTATION-ROAD & RAIL--1.9%
             ------------------------------------------------------------------------------------
     8,000   Nagoya Railroad Co., Ltd.                                                                     40,291
             ------------------------------------------------------------------------------------
     5,000   Nippon Express Co., Ltd.                                                                      48,136
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         88,427
             ------------------------------------------------------------------------------------  ---------------
             TOTAL JAPAN                                                                                1,752,409
             ------------------------------------------------------------------------------------  ---------------
             MALAYSIA--2.1%
             ------------------------------------------------------------------------------------
             BANKING--0.4%
             ------------------------------------------------------------------------------------
     2,000   Malayan Banking Berhad                                                                        16,852
             ------------------------------------------------------------------------------------  ---------------
             FINANCIAL SERVICES--0.4%
             ------------------------------------------------------------------------------------
     4,000   Hong Leong Credit Berhad                                                                      19,845
             ------------------------------------------------------------------------------------  ---------------
             MACHINERY & ENGINEERING--0.4%
             ------------------------------------------------------------------------------------
     7,000   UMW Holdings Bhd                                                                              18,742
             ------------------------------------------------------------------------------------  ---------------
             METALS-STEEL--0.3%
             ------------------------------------------------------------------------------------
    10,000   Malayawata Steel Berhad                                                                       16,301
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             MALAYSIA--CONTINUED
             ------------------------------------------------------------------------------------
             MULTI-INDUSTRY--0.2%
             ------------------------------------------------------------------------------------
    12,000   Malayan United Industries Bhd                                                          $       9,733
             ------------------------------------------------------------------------------------  ---------------
             UTILITIES-ELECTRICAL & GAS--0.4%
             ------------------------------------------------------------------------------------
     5,000   Tenaga Nasional Berhad                                                                        19,687
             ------------------------------------------------------------------------------------  ---------------
             TOTAL MALAYSIA                                                                               101,160
             ------------------------------------------------------------------------------------  ---------------
             MEXICO--0.6%
             ------------------------------------------------------------------------------------
             BANKING--0.1%
             ------------------------------------------------------------------------------------
       900   (a)Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                       5,063
             ------------------------------------------------------------------------------------  ---------------
             BEVERAGE & TOBACCO--0.1%
             ------------------------------------------------------------------------------------
       200   Pan American Beverage, Class A                                                                 6,400
             ------------------------------------------------------------------------------------  ---------------
             BUILDING MATERIALS & COMPONENTS--0.1%
             ------------------------------------------------------------------------------------
       800   Cemex S.A., Class B, ADR                                                                       5,625
             ------------------------------------------------------------------------------------  ---------------
             CONSTRUCTION & HOUSING--0.1%
             ------------------------------------------------------------------------------------
       600   Empresas ICA Sociedad Controladora S.A., ADR                                                   6,150
             ------------------------------------------------------------------------------------  ---------------
             TRANSPORTATION--SHIPPING--0.2%
             ------------------------------------------------------------------------------------
       800   (a)Transportacion Maritima Mexicana S.A., Class L, ADR                                         6,700
             ------------------------------------------------------------------------------------  ---------------
             TOTAL MEXICO                                                                                  29,938
             ------------------------------------------------------------------------------------  ---------------
             NETHERLANDS--3.0%
             ------------------------------------------------------------------------------------
             BROADCASTING & PUBLISHING--1.0%
             ------------------------------------------------------------------------------------
     3,800   Elsevier NV                                                                                   50,676
             ------------------------------------------------------------------------------------  ---------------
             RECREATION, OTHER CONSUMER GOODS--1.0%
             ------------------------------------------------------------------------------------
       870   Polygram                                                                                      46,192
             ------------------------------------------------------------------------------------  ---------------
             TELECOMMUNICATIONS--1.0%
             ------------------------------------------------------------------------------------
     1,285   Royal PTT Nederland NV                                                                        46,685
             ------------------------------------------------------------------------------------  ---------------
             TOTAL NETHERLANDS                                                                            143,553
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             SINGAPORE--2.2%
             ------------------------------------------------------------------------------------
             BANKING--0.4%
             ------------------------------------------------------------------------------------
     2,000   United Overseas Bank, Ltd.                                                             $      19,229
             ------------------------------------------------------------------------------------  ---------------
             BEVERAGE & TOBACCO--0.2%
             ------------------------------------------------------------------------------------
     1,000   Fraser and Neave Ltd.                                                                         12,725
             ------------------------------------------------------------------------------------  ---------------
             BROADCASTING & PUBLISHING--0.4%
             ------------------------------------------------------------------------------------
     1,000   Singapore Press Holdings, Ltd.                                                                17,674
             ------------------------------------------------------------------------------------  ---------------
             REAL ESTATE--0.8%
             ------------------------------------------------------------------------------------
     6,000   First Capital Corp., Ltd.                                                                     16,628
             ------------------------------------------------------------------------------------
     6,000   (a)Straits Steamship Land, Ltd.                                                               20,276
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         36,904
             ------------------------------------------------------------------------------------  ---------------
             TRANSPORTATION-AIRLINES--0.4%
             ------------------------------------------------------------------------------------
     2,000   Singapore Airlines Ltd.                                                                       18,664
             ------------------------------------------------------------------------------------  ---------------
             TOTAL SINGAPORE                                                                              105,196
             ------------------------------------------------------------------------------------  ---------------
             SPAIN--1.4%
             ------------------------------------------------------------------------------------
             ENERGY SOURCES--0.2%
             ------------------------------------------------------------------------------------
       350   Repsol SA                                                                                     11,469
             ------------------------------------------------------------------------------------  ---------------
             MACHINERY & ENGINEERING--0.8%
             ------------------------------------------------------------------------------------
       350   Zardoya-Otis SA                                                                               38,232
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--0.2%
             ------------------------------------------------------------------------------------
       400   Centros Comerciales Pryca, SA                                                                  8,392
             ------------------------------------------------------------------------------------  ---------------
             METALS-STEEL--0.2%
             ------------------------------------------------------------------------------------
       100   Acerinox SA                                                                                   10,115
             ------------------------------------------------------------------------------------  ---------------
             TOTAL SPAIN                                                                                   68,208
             ------------------------------------------------------------------------------------  ---------------
             SWEDEN--1.6%
             ------------------------------------------------------------------------------------
             FOREST PRODUCTS & PAPER--0.5%
             ------------------------------------------------------------------------------------
     2,100   Stora Kopparbergs, Class A                                                                    24,670
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             SWEDEN--CONTINUED
             ------------------------------------------------------------------------------------
             INDUSTRIAL COMPONENTS--0.6%
             ------------------------------------------------------------------------------------
       450   Autoliv AB                                                                             $      26,296
             ------------------------------------------------------------------------------------  ---------------
             MACHINERY & ENGINEERING--0.5%
             ------------------------------------------------------------------------------------
     1,000   Svedala Industri                                                                              25,754
             ------------------------------------------------------------------------------------  ---------------
             TOTAL SWEDEN                                                                                  76,720
             ------------------------------------------------------------------------------------  ---------------
             SWITZERLAND--4.9%
             ------------------------------------------------------------------------------------
             BANKING--0.7%
             ------------------------------------------------------------------------------------
       300   CS Holding                                                                                    30,754
             ------------------------------------------------------------------------------------  ---------------
             CHEMICALS--0.7%
             ------------------------------------------------------------------------------------
        40   Ciba-Giegy AG-R                                                                               35,197
             ------------------------------------------------------------------------------------  ---------------
             ELECTRICAL & ELECTRONICS--0.6%
             ------------------------------------------------------------------------------------
        25   BBC Brown Boveri                                                                              29,042
             ------------------------------------------------------------------------------------  ---------------
             FOOD & HOUSEHOLD PRODUCTS--1.2%
             ------------------------------------------------------------------------------------
        51   Nestle SA                                                                                     56,416
             ------------------------------------------------------------------------------------  ---------------
             HEALTH & PERSONAL CARE--0.5%
             ------------------------------------------------------------------------------------
         3   Roche Holding AG                                                                              23,732
             ------------------------------------------------------------------------------------  ---------------
             INSURANCE--0.7%
             ------------------------------------------------------------------------------------
       105   Zurich Versicherungsgesellschaft                                                              31,404
             ------------------------------------------------------------------------------------  ---------------
             MACHINERY & ENGINEERING--0.5%
             ------------------------------------------------------------------------------------
        45   Sulzer AG                                                                                     25,748
             ------------------------------------------------------------------------------------  ---------------
             TOTAL SWITZERLAND                                                                            232,293
             ------------------------------------------------------------------------------------  ---------------
             UNITED KINGDOM--16.1%
             ------------------------------------------------------------------------------------
             BEVERAGE & TOBACCO--0.8%
             ------------------------------------------------------------------------------------
     4,650   Allied Domecq PLC                                                                             37,841
             ------------------------------------------------------------------------------------  ---------------
             BUILDING MATERIALS & COMPONENTS--0.7%
             ------------------------------------------------------------------------------------
    18,500   Rugby Group PLC                                                                               31,604
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             UNITED KINGDOM--CONTINUED
             ------------------------------------------------------------------------------------
             BUSINESS & PUBLIC SERVICES--1.3%
             ------------------------------------------------------------------------------------
     4,000   Associated British Ports Holdings PLC                                                  $      17,953
             ------------------------------------------------------------------------------------
     3,600   Chubb Security                                                                                17,807
             ------------------------------------------------------------------------------------
     3,300   Thames Water PLC                                                                              28,777
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         64,537
             ------------------------------------------------------------------------------------  ---------------
             CHEMICALS--0.3%
             ------------------------------------------------------------------------------------
     1,200   Imperial Chemical Industries                                                                  14,210
             ------------------------------------------------------------------------------------  ---------------
             FOOD & HOUSEHOLD PRODUCTS--2.2%
             ------------------------------------------------------------------------------------
     2,500   Cadbury Schweppes                                                                             20,636
             ------------------------------------------------------------------------------------
     6,800   Grand Metropolitan PLC                                                                        48,949
             ------------------------------------------------------------------------------------
     3,300   Reckitt & Colman PLC                                                                          36,516
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        106,101
             ------------------------------------------------------------------------------------  ---------------
             INSURANCE--0.4%
             ------------------------------------------------------------------------------------
    10,200   Sedgwick Group PLC                                                                            19,168
             ------------------------------------------------------------------------------------  ---------------
             LEISURE & TOURISM--1.7%
             ------------------------------------------------------------------------------------
     5,500   Compass Group                                                                                 41,854
             ------------------------------------------------------------------------------------
     5,400   Rank Organisation PLC                                                                         39,081
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         80,935
             ------------------------------------------------------------------------------------  ---------------
             MERCHANDISING--2.6%
             ------------------------------------------------------------------------------------
     3,800   Boots Co. PLC                                                                                 34,406
             ------------------------------------------------------------------------------------
     4,800   Marks & Spencer PLC                                                                           33,546
             ------------------------------------------------------------------------------------
     8,600   Smith, W.H. Group PLC                                                                         56,630
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                        124,582
             ------------------------------------------------------------------------------------  ---------------
             METALS-NON FERROUS--0.4%
             ------------------------------------------------------------------------------------
     1,300   RTZ Corp. PLC                                                                                 18,897
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             FOREIGN EQUITY--CONTINUED
             ------------------------------------------------------------------------------------
             UNITED KINGDOM--CONTINUED
             ------------------------------------------------------------------------------------
             METALS-STEEL--0.4%
             ------------------------------------------------------------------------------------
     6,700   British Steel PLC                                                                      $      16,935
             ------------------------------------------------------------------------------------  ---------------
             MISCELLANEOUS MATERIALS & COMMODITIES--0.3%
             ------------------------------------------------------------------------------------
     4,600   Caradon PLC                                                                                   13,967
             ------------------------------------------------------------------------------------  ---------------
             MULTI-INDUSTRY--1.6%
             ------------------------------------------------------------------------------------
     7,600   BTR PLC                                                                                       38,714
             ------------------------------------------------------------------------------------
     8,300   Tomkins PLC                                                                                   36,286
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         75,000
             ------------------------------------------------------------------------------------  ---------------
             TELECOMMUNICATIONS--1.6%
             ------------------------------------------------------------------------------------
     5,400   Cable & Wireless                                                                              38,661
             ------------------------------------------------------------------------------------
    10,000   Vodafone Group PLC                                                                            35,875
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         74,536
             ------------------------------------------------------------------------------------  ---------------
             UTILITIES--ELECTRICAL & GAS--1.8%
             ------------------------------------------------------------------------------------
     4,700   British Gas PLC                                                                               18,540
             ------------------------------------------------------------------------------------
     4,500   National Power Co. PLC                                                                        31,414
             ------------------------------------------------------------------------------------
     6,600   Scottish Power PLC                                                                            37,925
             ------------------------------------------------------------------------------------  ---------------
             Total                                                                                         87,879
             ------------------------------------------------------------------------------------  ---------------
             TOTAL UNITED KINGDOM                                                                         766,192
             ------------------------------------------------------------------------------------  ---------------
             TOTAL FOREIGN EQUITY (IDENTIFIED COST $3,892,911)                                          4,014,476
             ------------------------------------------------------------------------------------  ---------------
PREFERRED STOCKS--1.2%
-------------------------------------------------------------------------------------------------
             GERMANY--1.2%
             ------------------------------------------------------------------------------------
             FOOD & HOUSEHOLD PRODUCTS--0.3%
             ------------------------------------------------------------------------------------
        38   Henkel KGaA--Vorzug, Pfd.                                                                     14,291
             ------------------------------------------------------------------------------------  ---------------
             HEALTH & PERSONAL CARE--0.3%
             ------------------------------------------------------------------------------------
        30   Wella AG, Pfd.                                                                                16,145
             ------------------------------------------------------------------------------------  ---------------



INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                                      VALUE IN
  SHARES                                                                                            U.S. DOLLARS
PREFERRED STOCKS--CONTINUED
-------------------------------------------------------------------------------------------------
             MACHINERY & ENGINEERING--0.6%
             ------------------------------------------------------------------------------------
        90   Gea AG, Pfd.                                                                           $      27,605
             ------------------------------------------------------------------------------------  ---------------
             TOTAL GERMANY                                                                                 58,041
             ------------------------------------------------------------------------------------  ---------------
             TOTAL PREFERRED STOCKS (IDENTIFIED COST $65,328)                                              58,041
             ------------------------------------------------------------------------------------  ---------------
 PRINCIPAL
  AMOUNT
                                                                 (B) REPURCHASE AGREEMENT--14.5%
-------------------------------------------------------------------------------------------------
$  690,000   J.P. Morgan Securities, Inc., 5.85%, dated 12/29/1995, due 1/2/1996
             (at amortized cost)                                                                          690,000
             ------------------------------------------------------------------------------------  ---------------
             TOTAL INVESTMENTS (IDENTIFIED COST $4,648,239) (C)                                    $    4,762,517
             ------------------------------------------------------------------------------------  ---------------


 (a) Non-income producing.

 (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost for federal income tax purposes amounts to $4,652,535. The net unrealized appreciation on a federal tax basis amounts to $109,982, which is comprised of $183,935 appreciation and $73,953 depreciation at December 31, 1995.

Note: The categories of investments are shown as a percentage of net assets ($4,759,559) at
      December 31, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
GDR--Global Depository Receipts
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)



INTERNATIONAL STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
----------------------------------------------------------------------------------------------------
Investments in repurchase agreements                                                    $    690,000
--------------------------------------------------------------------------------------
Investments in securities                                                                  4,072,517
--------------------------------------------------------------------------------------  ------------
Total investments in securities, at value
(identified cost $4,648,239 and tax cost $4,652,535)                                                  $  4,762,517
----------------------------------------------------------------------------------------------------
Cash denominated in foreign currencies (identified cost $1,661)                                              1,661
----------------------------------------------------------------------------------------------------
Cash                                                                                                         2,330
----------------------------------------------------------------------------------------------------
Income receivable                                                                                            3,930
----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  13,292
----------------------------------------------------------------------------------------------------  ------------
     Total assets                                                                                        4,783,730
----------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------------------------
Payable for shares redeemed                                                                      181
--------------------------------------------------------------------------------------
Payable for taxes withheld                                                                       482
--------------------------------------------------------------------------------------
Accrued expenses                                                                              23,508
--------------------------------------------------------------------------------------  ------------
     Total liabilities                                                                                      24,171
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS for 459,652 shares outstanding                                                             $  4,759,559
----------------------------------------------------------------------------------------------------  ------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Paid in capital                                                                                       $  4,632,634
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and translation of assets and liabilities in foreign
currency                                                                                                   114,269
----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                             (18,741)
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                         31,397
----------------------------------------------------------------------------------------------------  ------------
     Total Net Assets                                                                                 $  4,759,559
----------------------------------------------------------------------------------------------------  ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
----------------------------------------------------------------------------------------------------
$4,759,559 / 459,652 shares outstanding                                                                     $10.35
----------------------------------------------------------------------------------------------------  ------------


(See Notes which are an integral part of the Financial Statements)


INTERNATIONAL STOCK FUND
STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 1995(A)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,148)                                                     $    8,482
------------------------------------------------------------------------------------------------------
Interest                                                                                                    26,991
------------------------------------------------------------------------------------------------------  ----------
     Total income                                                                                           35,473
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                    $    12,476
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                       81,165
-----------------------------------------------------------------------------------------
Custodian fees                                                                                  24,779
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                         4,619
-----------------------------------------------------------------------------------------
Legal fees                                                                                         250
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                       27,110
-----------------------------------------------------------------------------------------
Share registration costs                                                                         1,918
-----------------------------------------------------------------------------------------
Printing and postage                                                                             1,116
-----------------------------------------------------------------------------------------
Insurance premiums                                                                               3,394
-----------------------------------------------------------------------------------------
Taxes                                                                                               35
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                      805
-----------------------------------------------------------------------------------------  -----------
     Total expenses                                                                            157,667
-----------------------------------------------------------------------------------------
Waiver and reimbursements--
-----------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                           ($   12,476)
----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                      (130,021)
----------------------------------------------------------------------------  -----------
     Total waiver and reimbursements                                                          (142,497)
-----------------------------------------------------------------------------------------  -----------
          Net expenses                                                                                      15,170
------------------------------------------------------------------------------------------------------  ----------
               Net investment income                                                                        20,303
------------------------------------------------------------------------------------------------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions                                         (10,299)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and liabilities in
foreign currency                                                                                           114,269
------------------------------------------------------------------------------------------------------  ----------
     Net realized and unrealized gain on investments and foreign currency                                  103,970
------------------------------------------------------------------------------------------------------  ----------
          Change in net assets resulting from operations                                                $  124,273
------------------------------------------------------------------------------------------------------  ----------


(a) For the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)


INTERNATIONAL STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995(A)
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------------------------------
Net investment income                                                                          $      20,303
---------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency transactions ($17,096 net loss,
as computed for federal tax purposes)                                                                (10,299)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation of assets and
liabilities in foreign currency                                                                      114,269
---------------------------------------------------------------------------------------        -------------
     Change in net assets resulting from operations                                                  124,273
---------------------------------------------------------------------------------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------------------------------------
Distributions from net investment income                                                            --
---------------------------------------------------------------------------------------        -------------
SHARE TRANSACTIONS--
---------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                       4,707,043
---------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                                                           --
---------------------------------------------------------------------------------------
Cost of shares redeemed                                                                              (71,757)
---------------------------------------------------------------------------------------        -------------
     Change in net assets resulting from share transactions                                        4,635,286
---------------------------------------------------------------------------------------        -------------
          Change in net assets                                                                     4,759,559
---------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------
Beginning of period                                                                                 --
---------------------------------------------------------------------------------------        -------------
End of period (including undistributed net investment income of $31,397)                       $   4,759,559
---------------------------------------------------------------------------------------        -------------


(a) For the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)


INTERNATIONAL STOCK FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $   10.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------
  Net investment income                                                                               0.07
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                              0.28
---------------------------------------------------------------------------------------         -------
  Total from investment operations                                                                    0.35
---------------------------------------------------------------------------------------         -------
LESS DISTRIBUTIONS
---------------------------------------------------------------------------------------
  Distributions from net investment income                                                           --
---------------------------------------------------------------------------------------         -------
NET ASSET VALUE, END OF PERIOD                                                                   $   10.35
---------------------------------------------------------------------------------------         -------
TOTAL RETURN (B)                                                                                      3.50%
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
  Expenses                                                                                            1.22%*
---------------------------------------------------------------------------------------
  Net investment income                                                                               1.63%*
---------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                   11.42%*
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                        $4,760
---------------------------------------------------------------------------------------
  Portfolio turnover                                                                                    34        %
---------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




INTERNATIONAL STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of International Stock Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.


INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. At December 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $17,096, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR       EXPIRATION AMOUNT
       2003                 $17,096


     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     OTHER--Investment transactions are accounted for on the trade date.


INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995(A)
Shares sold                                                                                        466,748
---------------------------------------------------------------------------------------
Shares issued to shareholders in payment
of distributions declared                                                                           --
---------------------------------------------------------------------------------------
Shares redeemed                                                                                     (7,096)
---------------------------------------------------------------------------------------         ----------
     Net change resulting from share transactions                                                  459,652
---------------------------------------------------------------------------------------         ----------


(a) For the period from May 5, 1995 (date of initial public investment) to December 31, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Global Research Corp., the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses of $15,465 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following the effective date. For the period ended December 31, 1995, the Fund paid $773 pursuant to this agreement.


INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1995, were as follows:

PURCHASES                                                                                             $  4,494,929
----------------------------------------------------------------------------------------------------  ------------
SALES                                                                                                 $    517,949
----------------------------------------------------------------------------------------------------  ------------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of INTERNATIONAL STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Stock Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations, the statement of changes in net assets and financial highlights for the period. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of International Stock Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the period ended December 31, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996



TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


--------------------------------------------------------------------------------
                                                                          GROWTH
--------------------------------------------------------------------------------
                                                                           STOCK
--------------------------------------------------------------------------------
                                                                            FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS
                                                               DECEMBER 31, 1995

                                                     Insurance Management Series



[LOGO] FEDERATED SECURITIES CORP.               --------------------------------
       DISTRIBUTOR
                                                --------------------------------
       A subsidiary of FEDERATED INVESTORS
                                                --------------------------------
       FEDERATED INVESTORS TOWER
       PITTSBURGH, PA 15222-3779                --------------------------------

       Cusip 458043700
       G00433-07 (2/96)    [RECYCLED LOGO]







PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Investor:

I am pleased to present the Annual Report to Shareholders for Growth Stock Fund, a portfolio of Insurance Management Series. This report covers the period between November 9, 1995, when the fund first began operation, through December 31, 1995. The report begins with the management discussion and analysis by your fund's portfolio manager. Following the management discussion and analysis is a complete listing of the fund's holdings and its financial statements.

Growth Stock Fund is managed to help your money grow over the long-term. The fund's portfolio consists of U.S. stocks selected for their potential to grow in value. Many of these stocks are issued by well-known companies. At the end of the period, the fund's portfolio included stocks issued by Brunswick, Coca-Cola, Nike, Philip Morris, Viacom, Wendy's, Digital Equipment, Intel, Citicorp, Travelers Group, Johnson & Johnson, Lilly, Merck, Pfizer, Westinghouse Electric, Safeway, and AT&T, to name a few.

Thank you for participating in the growth opportunities of U.S. stocks through Growth Stock Fund. We look forward to keeping you informed about your investment's progress.

Sincerely,

J. Christopher Donahue
President
February 15, 1996




GROWTH STOCK FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

The fourth quarter of 1995, the first quarter of Growth Stock Fund's existence, was marked by major changes in leadership among the various sectors within our investable universe. Most notably, after leading the market for the first three quarters of 1995, Technology was the worst performing sector in the fourth quarter. Health Care stocks, in a close second place through September 30, 1995, maintained their strength and led performance in the fourth quarter. Energy stocks were a big surprise as they were one of the worst performers through the first three quarters and yet were the second strongest during the last quarter. Various smaller, more cyclically sensitive sectors, which lagged through September, similarly did well to end the year. Finance stocks, also very strong through the third quarter of 1995, maintained strength and modestly outperformed the overall market. Retail stocks stayed weak.

The year also ended with markedly different performance between different sized stocks, as measured by the appropriate Standard & Poor's ("S&P") indexes: the S&P 500 Index* outperformed the S&P 400 Midcap Index* by 4.6%, which, in turn, outperformed the S&P 600 Smallcap Index* by almost 1.0%. This was in sharp contrast to the first three quarters of 1995, when the three S&P indexes traded basically in-line and had similar total returns at the end of October 1995.

The fund's technology exposure was a net drag on performance in the fourth quarter of 1995. The sector's negative effect on the fund was, however, somewhat muted (especially versus our peers in the universe of growth funds) thanks to a bias within our sector exposure toward defense technology and software, both of which held in fairly well. The fund benefited from having its second largest exposures in Health Care and Finance, which, as mentioned above, outperformed the overall market. The fund failed to benefit, at least on a relative basis, from the strong performance in Energy stocks and other more cyclically sensitive sectors, as the fund was initiated modestly underweighted in most of those areas.

Fund management is presently content with the way its exposures are allocated across sectors, as our heavier weightings are in sectors that we expect will experience the fastest earnings growth. We believe that the fund is properly situated with regard to the average market capitalization of its holdings. Despite the recent rally in the large-cap stocks, which does not appear to be the start of a longer-term trend, the mid-cap area offers the most attractive combination of growth potential, fair pricing and liquidity. We like the size and potential of stocks in the mid-cap range and do not foresee a major portfolio shift for the fund in the immediate future.
In the fourth quarter, value stocks modestly outperformed growth stocks, mildly bucking the trend of growth outperformance which had been in place since about July 1994. The trend paused in the

* The S&P 500 Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. The S&P 400 Midcap Index is an unmanaged index of 400 middle capitalization stocks. The S&P 600 Smallcap Index is an unmanaged index of 600 smaller capitalization stocks. These indices are unmanaged and actual investments cannot be made in indices.


first quarter of 1995, as both styles traded up in tandem, but resumed in the second and third quarters with strong quarters for growth. In the face of more macro-economic printing about a slowing in the growth rate of the domestic economy, the market appears to be willing to bid up secular growth stocks more aggressively. Management believes the trend of growth outperformance will not be reversed, but will continue as the slowdown begins to be reflected in the earnings and fundamental reports from more cyclical companies. These reports could occur as we move through the next several quarters earnings announcements; consequently, the trend of growth doing better than value should continue into 1996.



GROWTH STOCK FUND
--------------------------------------------------------------------------------

                GROWTH OF $10,000 INVESTED IN GROWTH STOCK FUND

     The graph below illustrates the hypothetical investment of $10,000 in the Growth Stock Fund (the "Fund") from November 9, 1995 (start of performance) to December 31, 1995, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth Fund Index (LGFI)++.



                    [Graphic representation A6 omitted. See Appendix."]



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 *The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 +The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++The LGFI is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged.




GROWTH STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--90.5% -------------------------------------------------------------------------------------
              COMMERCIAL SERVICES--3.2%
              -------------------------------------------------------------------------------------
         100  Corrections Corp. America                                                              $       3,712
              -------------------------------------------------------------------------------------
         100  Olsten Corp.                                                                                   3,950
              -------------------------------------------------------------------------------------
         100  Reynolds & Reynolds Co., Class A                                                               3,888
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         11,550
              -------------------------------------------------------------------------------------  -------------
              CONSUMER DURABLES--0.6%
              -------------------------------------------------------------------------------------
         100  Brunswick Corp.                                                                                2,400
              -------------------------------------------------------------------------------------  -------------
              CONSUMER NON-DURABLES--7.9%
              -------------------------------------------------------------------------------------
         100  Coca-Cola Co.                                                                                  7,425
              -------------------------------------------------------------------------------------
         100  Gymboree Corp.                                                                                 2,062
              -------------------------------------------------------------------------------------
         100  Nike, Inc., Class B                                                                            6,963
              -------------------------------------------------------------------------------------
         100  Oakley, Inc.                                                                                   3,400
              -------------------------------------------------------------------------------------
         100  Philip Morris Cos., Inc.                                                                       9,050
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         28,900
              -------------------------------------------------------------------------------------  -------------
              CONSUMER SERVICES--3.1%
              -------------------------------------------------------------------------------------
         100  Service Corp. International                                                                    4,400
              -------------------------------------------------------------------------------------
         100  Viacom, Inc., Class B                                                                          4,738
              -------------------------------------------------------------------------------------
         100  Wendy's International, Inc.                                                                    2,125
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         11,263
              -------------------------------------------------------------------------------------  -------------
              ELECTRONIC TECHNOLOGY--12.7%
              -------------------------------------------------------------------------------------
         100  Applied Materials, Inc.                                                                        3,937
              -------------------------------------------------------------------------------------
         100  Cisco Systems, Inc.                                                                            7,462
              -------------------------------------------------------------------------------------
         100  Digital Equipment Corp.                                                                        6,412
              -------------------------------------------------------------------------------------
         100  Ericsson LM                                                                                    1,950
              -------------------------------------------------------------------------------------
         100  Intel Corp.                                                                                    5,675
              -------------------------------------------------------------------------------------
         100  LSI Logic Corp.                                                                                3,275
              -------------------------------------------------------------------------------------



GROWTH STOCK FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              ELECTRONIC TECHNOLOGY--CONTINUED
              -------------------------------------------------------------------------------------
         100  Loral Corp.                                                                            $       3,537
              -------------------------------------------------------------------------------------
         100  Nokia (AB), ADR                                                                                3,888
              -------------------------------------------------------------------------------------
         100  Pairgain Technologies, Inc.                                                                    5,475
              -------------------------------------------------------------------------------------
         100  Texas Instruments, Inc.                                                                        5,175
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         46,786
              -------------------------------------------------------------------------------------  -------------
              ENERGY MINERALS--3.4%
              -------------------------------------------------------------------------------------
         100  British Petroleum, Ltd., ADR                                                                  10,212
              -------------------------------------------------------------------------------------
         100  YPF Sociedad Anonima, ADR                                                                      2,163
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         12,375
              -------------------------------------------------------------------------------------  -------------
              FINANCE--15.4%
              -------------------------------------------------------------------------------------
         100  Aflac, Inc.                                                                                    4,337
              -------------------------------------------------------------------------------------
         100  Amerin Corp.                                                                                   2,675
              -------------------------------------------------------------------------------------
         100  Bank of New York Co., Inc.                                                                     4,875
              -------------------------------------------------------------------------------------
         100  Citicorp                                                                                       6,725
              -------------------------------------------------------------------------------------
         100  MBNA Corp.                                                                                     3,687
              -------------------------------------------------------------------------------------
         100  MGIC Investment Corp.                                                                          5,425
              -------------------------------------------------------------------------------------
         100  Mellon Bank Corp.                                                                              5,375
              -------------------------------------------------------------------------------------
         100  NationsBank Corp.                                                                              6,963
              -------------------------------------------------------------------------------------
         100  Schwab (Charles) Corp.                                                                         2,013
              -------------------------------------------------------------------------------------
         100  Sunamerica, Inc.                                                                               4,750
              -------------------------------------------------------------------------------------
         100  TCF Financial Corp.                                                                            3,313
              -------------------------------------------------------------------------------------
         100  Travelers Group, Inc.                                                                          6,288
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         56,426
              -------------------------------------------------------------------------------------  -------------
              HEALTH SERVICES--1.8%
              -------------------------------------------------------------------------------------
         100  Foundation Health Corp                                                                         4,300
              -------------------------------------------------------------------------------------
         100  Ornda Healthcorp                                                                               2,325
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                          6,625
              -------------------------------------------------------------------------------------  -------------



GROWTH STOCK FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              HEALTH TECHNOLOGY--15.6%
              -------------------------------------------------------------------------------------
         100  Amgen, Inc.                                                                            $       5,937
              -------------------------------------------------------------------------------------
         100  Genzyme Corp.                                                                                  6,237
              -------------------------------------------------------------------------------------
         100  Johnson & Johnson                                                                              8,562
              -------------------------------------------------------------------------------------
         200  Lilly (Eli) & Co.                                                                             11,250
              -------------------------------------------------------------------------------------
         100  Medtronic, Inc.                                                                                5,587
              -------------------------------------------------------------------------------------
         100  Merck & Co., Inc.                                                                              6,575
              -------------------------------------------------------------------------------------
         100  Mylan Laboratories, Inc.                                                                       2,350
              -------------------------------------------------------------------------------------
         100  Pfizer, Inc.                                                                                   6,300
              -------------------------------------------------------------------------------------
         100  Teva Pharmaceutical Industries, Ltd., ADR                                                      4,638
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         57,436
              -------------------------------------------------------------------------------------  -------------
              INDUSTRIAL SERVICES--2.6%
              -------------------------------------------------------------------------------------
         100  Coflexip, ADR                                                                                  1,887
              -------------------------------------------------------------------------------------
         100  Global Marine, Inc.                                                                              875
              -------------------------------------------------------------------------------------
         100  USA Waste Services, Inc.                                                                       1,888
              -------------------------------------------------------------------------------------
         100  Western Atlas, Inc.                                                                            5,050
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                          9,700
              -------------------------------------------------------------------------------------  -------------
              NON-ENERGY MINERALS--2.8%
              -------------------------------------------------------------------------------------
         100  Potash Corporation of Saskatchewan, Inc.                                                       7,088
              -------------------------------------------------------------------------------------
         100  UCAR Global Enterprises, Inc.                                                                  3,375
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         10,463
              -------------------------------------------------------------------------------------  -------------
              PROCESS INDUSTRIES--0.9%
              -------------------------------------------------------------------------------------
         100  Praxair, Inc.                                                                                  3,363
              -------------------------------------------------------------------------------------  -------------
              PRODUCER MANUFACTURING--4.5%
              -------------------------------------------------------------------------------------
         100  American Standard Cos.                                                                         2,800
              -------------------------------------------------------------------------------------
         100  Greenfield Industries, Inc.                                                                    3,125
              -------------------------------------------------------------------------------------
         100  Magna International, Inc., Class A                                                             4,325
              -------------------------------------------------------------------------------------
         100  Thermo Electron Corp.                                                                          5,200
              -------------------------------------------------------------------------------------



GROWTH STOCK FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
COMMON STOCKS--CONTINUED
---------------------------------------------------------------------------------------------------
              PRODUCER MANUFACTURING--CONTINUED
              -------------------------------------------------------------------------------------
         100  Westinghouse Air Brake Co.                                                             $       1,063
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         16,513
              -------------------------------------------------------------------------------------  -------------
              RETAIL TRADE--2.8%
              -------------------------------------------------------------------------------------
         100  Premark International, Inc.                                                                    5,063
              -------------------------------------------------------------------------------------
         100  Safeway, Inc.                                                                                  5,150
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         10,213
              -------------------------------------------------------------------------------------  -------------
              TECHNOLOGY SERVICES--2.7%
              -------------------------------------------------------------------------------------
         100  (a)DST Systems, Inc.                                                                           2,850
              -------------------------------------------------------------------------------------
         100  FTP Software, Inc.                                                                             2,900
              -------------------------------------------------------------------------------------
         100  Oracle Corp.                                                                                   4,238
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                          9,988
              -------------------------------------------------------------------------------------  -------------
              TRANSPORTATION--2.0%
              -------------------------------------------------------------------------------------
         100  Delta Air Lines, Inc.                                                                          7,387
              -------------------------------------------------------------------------------------  -------------
              UNASSIGNED--0.7%
              -------------------------------------------------------------------------------------
         100  MSC Industrial Direct Co.                                                                      2,750
              -------------------------------------------------------------------------------------  -------------
              UTILITIES--7.8%
              -------------------------------------------------------------------------------------
         100  AT&T Corp.                                                                                     6,475
              -------------------------------------------------------------------------------------
         100  CMS Energy Corp.                                                                               2,987
              -------------------------------------------------------------------------------------
         100  FPL Group, Inc.                                                                                4,637
              -------------------------------------------------------------------------------------
         200  MCI Communications Corp.                                                                       5,225
              -------------------------------------------------------------------------------------
         100  PanAmSat Corp.                                                                                 2,206
              -------------------------------------------------------------------------------------
         100  Sonat, Inc.                                                                                    3,563
              -------------------------------------------------------------------------------------
         100  Vodafone Group PLC, ADR                                                                        3,526
              -------------------------------------------------------------------------------------  -------------
              Total                                                                                         28,619
              -------------------------------------------------------------------------------------  -------------
              TOTAL COMMON STOCKS (IDENTIFIED COST $325,141)                                               332,757
              -------------------------------------------------------------------------------------  -------------



GROWTH STOCK FUND
--------------------------------------------------------------------------------

   SHARES                                                                                                VALUE
PREFERRED STOCK--1.1%
---------------------------------------------------------------------------------------------------
              FINANCE--1.1%
              -------------------------------------------------------------------------------------
         100  First USA, Inc., Cumulative PRIDES, $1.99 (identified cost $3,994)                     $       3,950
              -------------------------------------------------------------------------------------  -------------
              TOTAL INVESTMENTS (IDENTIFIED COST $329,135)(B)                                        $     336,707
              -------------------------------------------------------------------------------------  -------------


 (a) Non-income producing.

(b) The cost of investments for federal tax purposes amounts to $329,135. The net unrealized appreciation on a federal tax cost basis amounts to $7,572, and is comprised of $13,451 appreciation and $5,879 depreciation at December 31, 1995.

Note: The categories of investments are shown as a percentage of net assets ($367,532) at
      December 31, 1995.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt
PLC--Public Limited Company
PRIDES--Preferred Redeemable Increased Dividend Equity Securities

(See Notes which are an integral part of the Financial Statements)



GROWTH STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $329,135)                            $  336,707
------------------------------------------------------------------------------------------------------
Cash                                                                                                        56,898
------------------------------------------------------------------------------------------------------
Income receivable                                                                                              283
------------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                              5,767
------------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  12,480
------------------------------------------------------------------------------------------------------  ----------
     Total assets                                                                                          412,135
------------------------------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                            $  39,343
-------------------------------------------------------------------------------------------
Accrued expenses                                                                                 5,260
-------------------------------------------------------------------------------------------  ---------
     Total liabilities                                                                                      44,603
------------------------------------------------------------------------------------------------------  ----------
NET ASSETS for 35,686 shares outstanding                                                                $  367,532
------------------------------------------------------------------------------------------------------  ----------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------
Paid in capital                                                                                         $  359,233
------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                                   7,572
------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                                  (368)
------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                          1,095
------------------------------------------------------------------------------------------------------  ----------
     Total Net Assets                                                                                   $  367,532
------------------------------------------------------------------------------------------------------  ----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
------------------------------------------------------------------------------------------------------
$367,532 / 35,686 shares outstanding                                                                        $10.30
------------------------------------------------------------------------------------------------------  ----------


(See Notes which are an integral part of the Financial Statements)


GROWTH STOCK FUND
STATEMENT OF OPERATIONS
PERIOD ENDED DECEMBER 31, 1995*
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $9)                                                          $     382
-------------------------------------------------------------------------------------------------------
Interest                                                                                                       470
-------------------------------------------------------------------------------------------------------  ---------
     Total income                                                                                              852
-------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                       $     231
--------------------------------------------------------------------------------------------
Administrative personnel and services fee                                                        17,808
--------------------------------------------------------------------------------------------
Custodian fees                                                                                    2,821
--------------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                            114
--------------------------------------------------------------------------------------------
Portfolio accounting fees                                                                         2,000
--------------------------------------------------------------------------------------------
Share registration costs                                                                            480
--------------------------------------------------------------------------------------------
Printing and postage                                                                                521
--------------------------------------------------------------------------------------------  ---------
     Total expenses                                                                              23,975
--------------------------------------------------------------------------------------------
Waivers and reimbursements--
--------------------------------------------------------------------------------------------
  Waiver of investment advisory fee                                                    ($231)
---------------------------------------------------------------------------------
  Reimbursement of other operating expenses                                          (23,481)
---------------------------------------------------------------------------------  ---------
     Total waivers and reimbursements                                                           (23,712)
--------------------------------------------------------------------------------------------  ---------
          Net expenses                                                                                         263
-------------------------------------------------------------------------------------------------------  ---------
               Net investment income                                                                           589
-------------------------------------------------------------------------------------------------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                              (368)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                         7,572
-------------------------------------------------------------------------------------------------------  ---------
     Net realized and unrealized gain on investments                                                         7,204
-------------------------------------------------------------------------------------------------------  ---------
          Change in net assets resulting from operations                                                 $   7,793
-------------------------------------------------------------------------------------------------------  ---------


* For the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)


GROWTH STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995(A)
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------------------
OPERATIONS--
---------------------------------------------------------------------------------------
Net investment income                                                                           $       589
---------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($368 net loss as computed for federal tax
purposes)                                                                                              (368)
---------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                  7,572
---------------------------------------------------------------------------------------         -----------
     Change in net assets resulting from operations                                                   7,793
---------------------------------------------------------------------------------------         -----------
NET EQUALIZATION CREDITS (DEBITS) --                                                                    506
---------------------------------------------------------------------------------------         -----------
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET INVESTMENT INCOME) --
---------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                        365,048
---------------------------------------------------------------------------------------
Cost of shares redeemed                                                                              (5,815)
---------------------------------------------------------------------------------------         -----------
     Change in net assets resulting from share transactions                                         359,233
---------------------------------------------------------------------------------------         -----------
          Change in net assets                                                                      367,532
---------------------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------------------
Beginning of period                                                                                       0
---------------------------------------------------------------------------------------         -----------
End of period (including undistributed net investment income of $1,095)                         $   367,532
---------------------------------------------------------------------------------------         -----------


(a) For the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(See Notes which are an integral part of the Financial Statements)


GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                             $ 10.00
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------
  Net investment income                                                                            0.03
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                           0.27
---------------------------------------------------------------------------------------         -------
  Total from investment operations                                                                 0.30
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                   $10.30
---------------------------------------------------------------------------------------         -------
TOTAL RETURN (B)                                                                                   3.00%
---------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------
  Expenses                                                                                       0.85%*
---------------------------------------------------------------------------------------
  Net investment income                                                                          1.91%*
---------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                              76.95%*
---------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------
  Net assets, end of period
  (000 omitted)                                                                                  $368
---------------------------------------------------------------------------------------
  Portfolio turnover                                                                                4%
---------------------------------------------------------------------------------------


  * Computed on an annualized basis.

 (a) Reflects operations for the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




GROWTH STOCK FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995
--------------------------------------------------------------------------------

(1) ORGANIZATION

Insurance Management Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Growth Stock Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.
(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Listed equity securities are valued at the last sale price reported on national security exchanges. All other securities are valued at prices provided by an independent pricing service.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At December 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $368, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

 EXPIRATION YEAR       EXPIRATION AMOUNT
       2003                  $368


     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.


GROWTH STOCK FUND
--------------------------------------------------------------------------------

     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     CONCENTRATION OF CREDIT RISK--The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligatioins. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

     At December 31, 1995, the portfolio was diversified with the following countries:

    COUNTRY         % OF NET ASSETS
Argentina                 1.3
Canada                    1.9
Finland                   1.1
France                    0.5
Great Britain             3.7
Israel                    1.3
Sweden                    0.5


     FOREIGN CURRENCY TRANSLATION--The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized


GROWTH STOCK FUND
--------------------------------------------------------------------------------
     between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     OTHER--Investment transactions are accounted for on the trade date.
(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                                               PERIOD ENDED
                                                                                           DECEMBER 31, 1995 (A)
Shares sold                                                                                         36,267
--------------------------------------------------------------------------------------
Shares redeemed                                                                                       (581)
--------------------------------------------------------------------------------------             -------
     Net change resulting from share transactions                                                   35,686
--------------------------------------------------------------------------------------             -------


(a) For the period from November 9, 1995 (date of initial public investment) to December 31, 1995.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .75 of 1% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.


GROWTH STOCK FUND
--------------------------------------------------------------------------------
PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1995, were as follows:

------------------------------------------------------------------------------------------------------
PURCHASES                                                                                               $  338,891
------------------------------------------------------------------------------------------------------  ----------
SALES                                                                                                   $    9,389
------------------------------------------------------------------------------------------------------  ----------



INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Insurance Management Series and the Shareholders of GROWTH STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Growth Stock Fund (a portfolio of the Insurance Management Series) as of December 31, 1995, the related statement of operations, the statement of changes in net assets and financial highlights for the period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Stock Fund as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the period ended Decem-ber 31, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 7, 1996



TRUSTEES                                               OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                                           John F. Donahue
Thomas G. Bigley                                          Chairman
John T. Conroy, Jr.                                       J. Christopher Donahue
William J. Copeland                                       President
J. Christopher Donahue                                    Edward C. Gonzales
James E. Dowd                                             Executive Vice President
Lawrence D. Ellis, M.D.                                   John W. McGonigle
Edward L. Flaherty, Jr.                                   Executive Vice President and Secretary
Peter E. Madden                                           Richard B. Fisher
Gregor F. Meyer                                           Vice President
John E. Murray, Jr.                                       David M. Taylor
Wesley W. Posvar                                          Treasurer
Marjorie P. Smuts                                         S. Elliott Cohan
                                                          Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk,
including the possible loss of principal.   This report is authorized for
distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


                                   APPENDIX


A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Equity Growth and Income Fund ( the "Fund") is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken solid line and the Lipper Growth and Income Funds Average ("LGIFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 2/10/94 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGIFA; the ending values were $13,227, $13,824, and $12,778, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the period ended 12/31/95; beginning with the start of performance date of the Fund (2/10/94), and the one-year period thereafter; the Average Annual Total Returns were 16.19% and 33.71%, respectively.
A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Utility Fund ( the "Fund") is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a broken solid line and the Standard & Poor's Utility Index ("SPUX") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500 and the SPUX. The "x" axis reflects computation periods from 2/10/94 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the SPUX; the ending values were $12,002, $13,824, and $13,053, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the period ended 12/31/95; beginning with the start of performance date of the Fund (2/10/94), and the one-year period thereafter; the Average Annual Total Returns were 10.14% and 24.18%, respectively.


A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The U.S. Goverment Bond Fund ( the "Fund") is represented by a solid line. The Lipper U.S. Mortgage Funds Average (the "LUSMFA") is represented by a broken solid line and Lehman Brothers 5 Year Treasury Bellwether Index (the "LB5TB") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LUSMFA and the LB5TB. The "x" axis reflects computation periods from 3/28/94 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LUSMFA and the LB5TB; the ending values were $11,162, $11,458, and $11,561, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the period ended 12/31/95; beginning with the start of performance date of the Fund (3/28/94), and the one-year period thereafter; the Average Annual Total Returns were 6.44% and 8.77%, respectively.


A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Corporate Bond Fund ( the "Fund") is represented by a solid line. The Lehman Brothers Single B Rated Index (the "LBSBRI") is represented by a broken solid line and the Lipper High Yields Fund Average (the "LHCYFA") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBSBRI and the LHCYFA. The "x" axis reflects computation periods from 3/1/94 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBSBRI and the LHCYFA; the ending values were $11,603, $11,442, and $10,954, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the period ended 12/31/95; beginning with the start of performance date of the Fund (3/1/94), and the one-year period thereafter; the Average Annual Total Returns were 8.45% and 20.38%, respectively.


A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The International Stock Fund ( the "Fund") is represented by a solid line. The Morgan Stanley Capital International Europe Austrailia Far East Index (the "EAFE") is represented by a broken solid line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the EAFE. The "x" axis reflects computation periods from 5/8/95 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the EAFE; the ending values were $10,350 and $10,522, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return (cumulative) for the period from 5/8/95 (start of performance) to 12/31/95; the Average Annual Total Return was 3.50%.



A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Growth Stock Fund ( the "Fund") is represented by a solid line. The Lipper Growth Fund Index (the "LGFI") is represented by a broken solid line and the The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LGFI and the S&P 500. The "x" axis reflects computation periods from 11/9/95 to 12/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LGFI and the S&P 500; the ending values were $10,300, $10,291, and $10,640, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Return (cumulative) for the period from 11/9/95 (start of performance) to 12/31/95; the Average Annual Total Return was 3.50%.

--------------------------------------------------------------------------------

[LOGO]
         Wanger U.S. Small Cap Advisor


         Annual Report
         December 31, 1995

-------------------------------------------------------------------------------
Wanger U.S. Small Cap Advisor Annual Report 1995

In a Nutshell
--------------------------------------------------------------------------------

Wanger U.S. Small Cap Advisor returned 16% to investors during the eight months the Fund was in operation during 1995. Through September, our performance was boosted by a number of winners in our information and finance groups. Our best stocks were Silver King (TV stations), Sierra On-line (computer games) and Aames (home equity lending). We more than doubled our money in each stock.

  The fourth quarter of 1995 was more of a struggle. Rising U.S. consumer debt delinquencies and bankruptcies spooked our credit card stocks (First USA, Peoples Bank). A few weak energy stocks also hurt performance. Our disappointing fourth quarter results pushed us slightly below the market averages shown in the table for the period from the commencement of the Fund's operations (May 3, 1995) through the end of the year.

  Our approach to investing is to buy the stocks of small- and medium-size companies that we believe will benefit from favorable long-term social, economic, or political trends. We have packed our portfolio with these companies and are ready for the new year. Bring on 1996!

Results to December 31, 1995
--------------------------------------------------------------------------------

                                                 Since
                                 4th quarter  May 3, 1995
                                 ------------------------
Wanger U.S. Small Cap Advisor --     3.8%         16.0%
Dow-Jones                            7.5%         20.4%
Standard & Poor's 500                6.0%         21.8%
Standard & Poor's MidCap             1.4%         18.7%
Russell 2000                         2.2%         20.1%


The Dow Jones Industrial Average includes 30 big companies. The S&P 500 is a broad market-weighted average, still blue chip dominated. The S&P MidCap 400 is a market value weighted index of 400 stocks that are in the next tier down from the S&P 500. The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. All indices are unmanaged and returns include reinvested dividends.

Net Asset Value Per Share as of 12/31/95: $11.60

--------------------------------------------------------------------------------
      The Value of a $10,000 Investment in Wanger U.S. Small Cap Advisor
      May 3, 1995 through December 31, 1995


                         [GRAPH APPEARS HERE]

                            Wanger US Small Cap         Russell 2000
                            -------------------         ------------

           5/3/95               $10,000                   $10,000
           5/31/95              $ 9,870                   $10,172
           6/30/95              $10,770                   $10,700
           7/31/95              $11,560                   $11,316
           8/31/95              $11,940                   $11,550
           9/30/95              $12,060                   $11,757
           10/31/95             $11,380                   $11,231
           11/30/95             $11,640                   $11,703
           12/31/95             $11,600                   $12,012

This graph compares the results of $10,000 invested in Wanger U.S. Small Cap Advisor on May 3, 1995 (the date the Fund began operations) with the Russell 2000 with dividends reinvested. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Wanger U.S. Small Cap Advisor Statement of Investments         December 31, 1995

Number of Shares                                                           Value
--------------------------------------------------------------------------------
Common Stocks and Other Equity-Like
Securities--94.9%
               Information Group--24.5%
--------------------------------------------------------------------------------
               Broadcasting and CATV--4.6%
 20,000        Tele-Communications, Liberty                           $  537,500
               Media Group (b)
 19,000        International Family Entertainment (b)                    311,125
 12,000        Jones Intercable, Cl. A (b)                               148,500
--------------------------------------------------------------------------------
                                                                         997,125
               Mobile Communications--4.6%
 15,000        Cellular Communications of                                416,250
               Puerto Rico (b)
 18,000        Vanguard Cellular Systems (b)                             364,500
 10,600        Mobile Telecommunication                                  226,575
               Technologies (b)
--------------------------------------------------------------------------------
                                                                       1,007,325
               Software--2.2%
 25,500        CACI International (b)                                    302,813
  4,300        Business Records Corporation (b)                          169,850
--------------------------------------------------------------------------------
                                                                         472,663
               Instrumentation--2.7%
 30,000        COMARCO (b)                                               435,000
 10,000        Thermo Spectra (b)                                        156,250
--------------------------------------------------------------------------------
                                                                         591,250
               Computer Systems--2.5%
 12,500        Solectron (b)                                             551,563

               Distribution--2.1%
 22,200        Richey Electronics (b)                                    288,600
 23,000        Bell Microproducts (b)                                    166,750
--------------------------------------------------------------------------------
                                                                         455,350
               Components and Peripherals--5.8%
 15,000        In Focus Systems (b)                                      541,875
 25,000        Oak Industries (b)                                        468,750
 14,000        Planar Systems (b)                                        267,750
--------------------------------------------------------------------------------
                                                                       1,278,375
--------------------------------------------------------------------------------
               Information Group--Total                                 5,353,651

               Health Care Group--8.9%
--------------------------------------------------------------------------------
               Medical Equipment--7.2%
 42,000        Kinetic Concepts                                       $  504,000
 30,000        AMSCO International (b)                                   446,250
 14,000        Thermedics (b)                                            388,500
  9,000        Invacare                                                  227,250
--------------------------------------------------------------------------------
                                                                       1,566,000
               Services--1.7%
 15,000        Lincare Holding (b)                                       375,000
--------------------------------------------------------------------------------
               Health Care Group--Total                                 1,941,000

               Consumer Goods and Services Group--14.0%
--------------------------------------------------------------------------------
               Retail--4.0%
 30,000        Borders (b)                                               555,000
 18,500        Dave & Buster's                                           224,312
 10,000        Duckwall Alco Stores (b)                                  102,500
--------------------------------------------------------------------------------
                                                                         881,812
               Entertainment and Leisure--3.3%
 20,000        Rio Hotel & Casino (b)                                    237,500
 13,000        Station Casinos (b)                                       190,125
  5,000        GC Companies (b)                                          167,500
 35,000        Monarch Casino & Resort (b)                               122,500
--------------------------------------------------------------------------------
                                                                         717,625
               Restaurants--1.8%
 35,000        Quantum Restaurant Group (b)                              393,750

               Manufacturers--4.9%
 21,000        Newell Companies                                          543,375
 15,000        Liz Claiborne                                             416,250
 10,000        Hampshire Group (b)                                       120,000
--------------------------------------------------------------------------------
                                                                       1,079,625
--------------------------------------------------------------------------------
               Consumer Group--Total                                   3,072,812


================================================================================
Wanger U.S. Small Cap Advisor Statement of Investments         December 31, 1995


Number of Shares                                                           Value
--------------------------------------------------------------------------------
                   Finance Group-22.7%
--------------------------------------------------------------------------------
                   Savings & Loans-5.7%
 18,000            Washington Federal                                 $  461,250
 22,000            Peoples Bank Bridgeport                               418,000
 10,000            Bell Bancorp                                          357,500
--------------------------------------------------------------------------------
                                                                       1,236,750
                   Insurance-3.9%
 18,000            Transnational Re                                      441,000
 17,000            Leucadia National                                     425,000
--------------------------------------------------------------------------------
                                                                         866,000
                   Money Management-1.7%
 17,000            SEI Corporation                                       369,750

                   Credit Cards-4.3%
 20,000            National Data                                         495,000
 10,000            First USA                                             443,750
--------------------------------------------------------------------------------
                                                                         938,750
                   Other-7.1%
 35,000            Baker Fentress                                        586,250
 30,000            DVI Health Services (b)                               420,000
 28,000            Americredit (b)                                       381,500
 30,000            Cash America International                            165,000
--------------------------------------------------------------------------------
                                                                       1,552,750
--------------------------------------------------------------------------------
                   Finance Group-Total                                 4,964,000

                   Industrial Goods and Services-14.1%
--------------------------------------------------------------------------------
                   Machinery-2.8%
 25,000            Zoltek Companies (b)                               $  418,750
 10,600            Atchison Casting (b)                                  127,200
  3,750            Baldor Electric                                        75,468
--------------------------------------------------------------------------------
                                                                         621,418
                   Steel-1.2%
  8,000            UCAR International (b)                                270,000

                   Furniture and Textiles-3.9%
 33,000            Lilly Industries, Cl. A                               420,750
 19,000            Unifi                                                 420,375
--------------------------------------------------------------------------------
                                                                         841,125
                   Services-6.2%
 29,000            Wackenhut, Cl. B                                      449,500
 35,000            AG Services of America (b)                            332,500
 25,000            NuCo2 (b)                                             325,000
 19,000            Thomas Group (b)                                      256,500
--------------------------------------------------------------------------------
                                                                       1,363,500
--------------------------------------------------------------------------------
                   Industrial Group-Total                              3,096,043


================================================================================
Wanger U.S. Small Cap Advisor Statement of Investments         December 31, 1995


Number of Shares                                                           Value
--------------------------------------------------------------------------------
               Energy and Minerals Group--10.7%
--------------------------------------------------------------------------------
               Cogeneration--4.8%
    24,000     The AES Corporation (b)                               $   573,000
    29,000     Thermo Ecotek (b)                                         485,750
--------------------------------------------------------------------------------
                                                                       1,058,750
               Oil & Gas Producer--3.5%
    36,000     Abraxas Petroleum (b)                                     225,000
    25,000     Tesoro Petroleum (b)                                      215,625
    10,000     United Meridian (b)                                       173,750
    14,700     Global Natural Resources (b)                              154,350
--------------------------------------------------------------------------------
                                                                         768,725
               Refining/Marketing--1.0%
    24,000     NGC Corporation                                           213,000

               Oil Services--1.4%
     7,000     Atwood Oceanics (b)                                       176,750
     5,000     Seacor Holdings (b)                                       135,000
--------------------------------------------------------------------------------
                                                                         311,750
--------------------------------------------------------------------------------
                Energy Group--Total                                     2,352,225
--------------------------------------------------------------------------------
Total Common Stocks and Other
Equity-Like Securities--94.9%                                        $20,779,731
--------------------------------------------------------------------------------
                     (Cost: $20,340,288)
Cash and Other Assets
Less Liabilities--5.1%                                                 1,123,805
--------------------------------------------------------------------------------
Total Net Assets--100%                                               $21,903,536
--------------------------------------------------------------------------------

Notes To Statement of Investments:

a) At December 31, 1995, for federal income tax purposes cost of investments was $20,340,288 and net unrealized appreciation was $439,443 consisting of gross unrealized appreciation of $1,596,638 and gross unrealized depreciation of $1,157,195.

b)  Non-income producing security.


See accompanying notes to financial statements.

================================================================================
Report of Independent Auditors

To the Shareholders of Wanger U.S. Small
Cap Advisor and the Trustees of
Wanger Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Wanger U.S. Small Cap Advisor as of December 31, 1995, the related statements of operations and changes in net assets and the financial highlights for the period from May 3, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wanger U.S. Small Cap Advisor at December 31, 1995, the results of its operations and changes in its net assets and the financial highlights for the period from May 3, 1995 through December 31, 1995 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
Chicago, Illinois
January 31, 1996


================================================================================
Wanger U.S. Small Cap Advisor Statement of Assets              December 31, 1995
  and Liabilities

Assets
Investments, at value (cost: $20,340,288)                           $20,779,731
Cash                                                                  1,045,491
Organization costs                                                       86,672
Receivable for:
 Fund shares sold                                    $305,337
 Dividends                                             13,525           318,862
-------------------------------------------------------------------------------
 Total assets                                                        22,230,756


Liabilities and Net Assets
Payable for:
 Securities purchased                                  225,000
 Amount owed to advisor                                 86,780
 Other                                                  15,440
-------------------------------------------------------------------------------
 Total liabilities                                                      327,220
-------------------------------------------------------------------------------

Net assets applicable to Fund shares outstanding                    $21,903,536
-------------------------------------------------------------------------------
Fund shares outstanding                                               1,888,396
-------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and redemption price per share      $     11.60
-------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                                     $21,506,936
Undistributed net realized gain on sales of investments                  59,816
Unrealized appreciation of investments                                  439,443
Net investment loss                                                    (102,659)
-------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                    $21,903,536
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

================================================================================
U.S. Small Cap Advisor Statement of Operations          December 31, 1995

                                           May 3, 1995 through December 31, 1995

Investment Income:
 Dividends                                                         $     40,287
 Interest                                                                    46
-------------------------------------------------------------------------------
   Total investment income                                               40,333

Expenses:
 Investment advisory fee                                                 71,496
 Custodian fees and expenses                                              5,384
 Legal and audit fees and expenses                                       52,389
 Reports to shareholders                                                  4,437
 Transfer agent fees and expenses                                         2,172
 Amortization of organization costs                                      13,328
 Trustees' fees and other expenses                                       13,000
 Insurance                                                                4,941
 Other expenses                                                           1,025
-------------------------------------------------------------------------------
   Total Expenses                                                       168,172
   Less custodian fees paid indirectly                                   (5,384)
   Less reimbursement of expenses by advisor                            (19,796)
-------------------------------------------------------------------------------
   Net expenses                                                         142,992
-------------------------------------------------------------------------------
Net investment loss                                                    (102,659)
Net realized and unrealized gain on investments:
 Net realized gain on sales of investments                               59,816
 Net change in unrealized appreciation                                  439,443
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                         499,259
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations                $   396,600


================================================================================
Wanger U.S. Small Cap Advisor Statement   May 3, 1995 through December 31, 1995
  of Changes in Net Assets
-------------------------------------------------------------------------------
From operations:
-------------------------------------------------------------------------------
 Net investment loss                                                $  (102,659)
 Net realized gain on sales of investments                               59,816
 Net change in unrealized appreciation                                  439,443
-------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                 396,600
From Fund share transactions:
 Proceeds from shares sold                                           24,819,962
 Payments for shares redeemed                                        (3,438,708)
-------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions           21,381,254
-------------------------------------------------------------------------------
Total increase in net assets                                         21,777,854

Net assets:
 Beginning of period (May 3, 1995)                                      125,682
-------------------------------------------------------------------------------
 End of period (including net investment loss of $102,659)          $21,903,536
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

================================================================================================
Wanger U.S. Small Cap Advisor Financial Highlights                             December 31, 1995


                                                           May 3, 1995 through December 31, 1995
------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                 $     10.00
Income From Investment Operations
  Net investment loss                                                                       (.05)
  Net realized and unrealized gain on investments                                           1.65
------------------------------------------------------------------------------------------------
  Total from investment operations                                                          1.60
Net Asset Value, end of period                                                       $     11.60
================================================================================================
Total Return                                                                               16.00%
Ratios / Supplemental Data:
  Ratio of expenses to average net assets (a) (b)                                           2.08%*
  Ratio of net investment loss to average net assets (b)                                   (1.44)%*
  Portfolio turnover rate                                                                     59%*
  Net assets at end of period                                                        $21,903,536
================================================================================================

* Annualized

a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 2.00%.

b) The Fund was reimbursed by the Advisor for certain net expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 2.35% and (1.71%), respectively.

    See accompanying notes to financial statements.

===============================================================================
Wanger U.S. Small Cap Advisor Notes to Financial Statements   December 31, 1995

1. Nature of operations

Wanger U.S. Small Cap Advisor (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements. The Fund commenced operations on May 3, 1995.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation, or lacking any reported sales on that day, at the midpoint of the most recent bid and offer. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on the Fund's cash balances maintained with the custodian. This presentation does not affect the determination of net investment income.

===============================================================================
Wanger U.S. Small Cap Advisor Notes to Financial Statements   December 31, 1995


Federal income taxes, dividends and distributions to shareholders

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes.

     Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

3. Transactions with Affiliates

The Fund's portfolio and business affairs are managed by its investment advisor, Wanger Asset Management, L.P. ("WAM"). The Fund pays WAM a monthly advisory fee based upon average daily net assets at the following annual rates: 1% up to $100 million, .95% in excess of $100 million and up to $250 million, and .90% in excess of $250 million.

     The investment advisory agreement also provides that WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 2% of average net assets. For the period ended December 31, 1995, WAM reimbursed the Fund $19,796.

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund incurred trustees' fees and expenses of $13,000 in 1995 to trustees not affiliated with WAM.

     WAM advanced $100,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

4. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                          Period ended 12/31/95
---------------------------------------------------------------
Shares sold                                           2,170,461
Less shares redeemed                                    294,633
---------------------------------------------------------------
Net increase in shares outstanding                    1,875,828
===============================================================

5. Investment transactions

                                          Period ended 12/31/95
---------------------------------------------------------------
Investment securities
(excluding money market instruments):
Purchases                                           $24,736,475
Proceeds from sales                                   4,456,003
===============================================================

========================================================================================================================
Wanger U.S. Small Cap Advisor

------------------------------------------------------------------------------------------------------------------------
Trustees                     Fred D. Hasselbring                           James A. Star
                             Terence M. Hogan                              Ralph Wanger
                             Charles P. McQuaid                            Leah J. Zell
                             P. Michael Phelps
------------------------------------------------------------------------------------------------------------------------
Officers                     Ralph Wanger, President                       Merrillyn J. Kosier,
                             Charles P. McQuaid, Senior Vice President       Vice President and Secretary
                             Terence M. Hogan, Vice President              Bruce H. Lauer, Vice President and Treasurer
                             Leah J. Zell, Vice President                  Kenneth A. Kalina, Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------
Transfer Agent, Dividend     State Street Bank and Trust Company
Disbursing Agent and         Attention: Wanger Advisors Trust
Custodian                    P.O. Box 8502
                             Boston, Massachusetts 02266-8502
                             1-800-4-WANGER
                             (1-800-492-6437)
------------------------------------------------------------------------------------------------------------------------
Investment Advisor           Wanger Asset Management, L.P.
                             227 West Monroe Street, Suite 3000
                             Chicago, Illinois 60606
                             (312) 634-9200
------------------------------------------------------------------------------------------------------------------------
Legal Counsel                Bell, Boyd & Lloyd
                             Chicago, Illinois
------------------------------------------------------------------------------------------------------------------------
Auditors                     Ernst & Young LLP
                             Chicago, Illinois

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

=============================================================================
[LOGO] Wanger International Small Cap Advisor




       Annual Report

       December 31, 1995

=============================================================================
Wanger International Small Cap Advisor Annual Report 1995


In a Nutshell
-----------------------------------------------------------------------------
Wanger International Small Cap Advisor had an extraordinary 1995. We began operations on May 3, 1995. For the period from May 3 to the end of the year, the foreign markets were up about 2%. Your fund went up 34.5%.

     For the fourth quarter of 1995, your fund was up 4.2%, ahead of the two market averages shown in the table.

     Many of the best stocks of 1995 were in Europe. Our fund is a small cap fund, not an emerging markets fund, so we have the majority of our investments in the developed markets of Europe, Japan, Canada, and Australia. We participate in the high-risk, high-return emerging markets, but only with part of our money.

Results to December 31, 1995
-----------------------------------------------------------------------------

                                                                        Since
                                                    4th quarter   May 3, 1995
                                                    -------------------------
Wanger Int'l Small Cap                                     4.2%         34.5%
EAFE                                                       3.6%          4.1%
Lipper Int'l Small Co.                                    -0.3%          7.5%
Funds Average

EAFE is Morgan Stanley's Europe, Australia and Far East Index. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is a new group comprised of twelve small company international funds.

Net Asset Value Per Share as of 12/31/95: $13.45

=============================================================================
                     The Value of a $10,000 Investment in
                    Wanger International Small Cap Advisor
                     May 3, 1995 through December 31, 1995

                             [GRAPH APPEARS HERE]

Total Return
Life of Fund 34.5%

                             Wanger International
Measurement Period            Small Cap Advisor             EAFE
------------------           --------------------        ----------
 5/3/95                      $10,000                     $10,000
 5/31/95                     $10,790                     $ 9,867
 6/30/95                     $10,970                     $ 9,681
 7/31/95                     $11,910                     $10,270
 8/31/95                     $12,290                     $ 9,864
 9/30/95                     $12,910                     $10,044
10/31/95                     $12,700                     $ 9,760
11/30/95                     $12,660                     $10,019
12/31/95                     $13,450                     $10,409

This graph compares the results of $10,000 invested in Wanger International Small Cap Advisor on May 3, 1995 (the date the Fund began operations) with Morgan Stanley's Europe, Australia and Far East Index (EAFE). Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

      ===================================================================
         5/95        6/95                         9/95           12/31/95

                   +9.7%                        +17.7%              +4.2%
      -------------------------------------------------------------------
      Wanger International Small Cap Advisor Total Return for Each Period


==================================================================================================
Wanger International Small Cap Advisor Statement of Investments                December 31, 1995


Number of Shares                                                   Value
--------------------------------------------------------------------------------
Common Stocks and Other Equity-Like

Securities--95.3%
                  Europe--45.8%
--------------------------------------------------------------------------------
                  Germany/Austria--4.6%
--------------------------------------------------------------------------------
        3,120     Rhoen Klinikum Ord.                                 $  309,537
                  Hospital Management
        1,200     BWT                                                    123,324
                  Water Filtration Systems (Austria)
        1,000     Fresenius Pfd.                                          95,019
                  Dialysis Equipment and Solutions
--------------------------------------------------------------------------------
                                                                         527,880
                  Denmark--2.7%
--------------------------------------------------------------------------------
        6,000     Martin Group (b)                                       313,966
                  Computer Controlled Lights

                  Netherlands--3.4%
--------------------------------------------------------------------------------
       20,000     Axxicon Group (b)                                      368,037
                  Plastic Injection Moulds for Compact Discs

                  Finland--2.9%
--------------------------------------------------------------------------------
       10,000     Tietotehdas, Cl. B                                     324,720
                  Computer Services/Consulting

                  Norway--1.7%
--------------------------------------------------------------------------------
        8,000     Elkjoeb Norge                                          198,797
                  Consumer Electronics Retailer

                  Sweden--6.2%
--------------------------------------------------------------------------------
       12,000     Pricer, Cl. B (b)                                      202,807
                  Electronic Shelf Labels for Supermarkets
        9,000     Althin Medical AB                                      183,341
                  Dialysis & Other Medical Equipment
       15,000     HL Display                                             165,233
                  Retail Display Systems
        5,250     Frontec, Series B (b)                                  151,313
                  Computer Consulting and Software
--------------------------------------------------------------------------------
                                                                         702,694
                  France--8.4%
--------------------------------------------------------------------------------
        6,000     Axime Ex Segin (b)                                     462,529
                  Computer Services/Consulting
       10,000     Coflexip                                               188,750
                  Flexible Pipe for Subsea Oil Wells
        1,500     Guilbert                                               176,362
                  Office Supplies Distributor
        1,400     Spir Communication                                     128,535
                  Newspaper Publisher & Printer
--------------------------------------------------------------------------------
                                                                         956,176
                  United Kingdom/Ireland--10.5%
--------------------------------------------------------------------------------
       55,000     Oriflame International                                 345,842
                  Natural Cosmetics
       44,500     Serco Group                                            253,563
                  Facilities Management
       30,000     Capita Group                                           132,747
                  Outsourcing Government Services
        5,000     International Cabletel (b)                             122,500
                  Cable TV & Telephone System
       20,000     N. Brown Group                                          83,219
                  Mail Order Women's Clothing
       12,400     Seton Healthcare Group                                  76,046
                  Pharmaceuticals
       10,000     Biocompatibles International (b)                        73,749
                  Contact Lenses, Coronary Stents & Other
                  Medical Devices
       50,000     City Centre Restaurants                                 72,972
                  Fast Food Restaurants
       15,000     Body Shop International                                 35,399
                  Natural Cosmetics and Toiletries
--------------------------------------------------------------------------------
                                                                       1,196,037
                  Switzerland--2.1%
--------------------------------------------------------------------------------
          300     Phoenix Mecano                                         150,691
                  Electrical Components Manufacturer
           80     Suedelektra Holding (b)                                 86,208
                  Diversified Pool of Commodity-Related Projects
--------------------------------------------------------------------------------
                                                                         236,899
                  Italy--3.3%
--------------------------------------------------------------------------------
       16,000     Brembo (b)                                             185,334
                  Manufacturer of Disk Brake Systems
       50,000     Costa Crociere Ord.                                    122,156
                  Cruise Ship Line
       46,000     Tecnost                                                 75,386
                  ATM, Lotto and Toll Collection Equipment
                  Manufacturer
--------------------------------------------------------------------------------
                                                                         382,876
--------------------------------------------------------------------------------
                  Europe--Total                                        5,208,082


===========================================================================================
Wanger International Small Cap Advisor Statement of Investments            December 31, 1995


Number of Shares                                                           Value
--------------------------------------------------------------------------------
                  Asia--31.9%
--------------------------------------------------------------------------------
                  Hong Kong/China--7.7%
--------------------------------------------------------------------------------
    1,000,000     Golden Harvest Entertainment                          $265,132
                  Movie Distribution & Exhibition
       90,000     New World Infrastructure (b)                           172,271
                  Infrastructure Investments (China)
      150,000     Li and Fung                                            133,859
                  Sourcing of Consumer Goods
       60,000     Varitronix International                               111,355
                  LCD Manufacturer
      200,000     Chen Hsong Holdings                                    104,759
                  Plastic Injection Machines
      120,000     JCG Holdings                                            87,688
                  Consumer Finance
--------------------------------------------------------------------------------
                                                                         875,064
                  Japan--9.6%
--------------------------------------------------------------------------------
        7,000     Hokuto                                                 254,459
                  Mushroom Grower
        2,500     Autobacs Seven                                         207,929
                  Auto Parts Retailer
        3,600     Sankyo Company                                         167,507
                  Pachinko Machine Manufacturer
        3,300     Aucnet                                                 159,946
                  Used Auto Auctions Via Satellite
        6,000     Heiwa                                                  156,456
                  Pachinko Machine Manufacturer
        2,000     Paramount Bed                                          139,589
                  Hospital Bed Manufacturer
--------------------------------------------------------------------------------
                                                                       1,085,886
                  Malaysia--3.8%
--------------------------------------------------------------------------------
       50,000     Sistem Televisyen Malaysia                             180,189
                  Television Franchise
       33,750     Malaysian Assurance Alliance                           152,865
                  Insurance
       13,000     O.Y.L. Industries                                      100,866
                  Air Conditioners
--------------------------------------------------------------------------------
                                                                         433,920
                  Indonesia/Philippines--7.2%
--------------------------------------------------------------------------------
      280,000     Suba Indah                                             186,748
                  Beverage and Food Manufacturer
      350,000     Int'l Container Terminal Services (b)                  183,473
                  Container Handling Terminals & Port
                  Management (Philippines)
      350,000     Universal Robina                                       173,466
                  Snack Foods (Philippines)
      150,000     PILTEL (b)                                             151,544
                  Mobile Communications (Philippines)
       80,000     Mustika Ratu (b)                                       127,706
                  Traditional Cosmetics
--------------------------------------------------------------------------------
                                                                         822,937
                  Singapore--3.6%
--------------------------------------------------------------------------------
       70,000     Venture Manufacturing Warrants                         111,347
                  7/26/99 (b)
                  Contract Manufacturer of Electronic Goods
       17,000     Clipsal Industries                                      38,420
                  Electrical Components
      160,000     Genting International                                  260,800
                  Cruise Line
--------------------------------------------------------------------------------
                                                                         410,567
--------------------------------------------------------------------------------
                  Asia--Total                                          3,628,374

====================================================================================================
Wanger International Small Cap Advisor Statement of Investments                    December 31, 1995

Number of Shares                                         Value
--------------------------------------------------------------
              Latin America--8.0%
--------------------------------------------------------------
              Mexico--5.8%
--------------------------------------------------------------
      61,500  Nadro, Series L                         $207,528
              Pharmaceutical Distributor

      21,000  Grupo Radio Centro                       154,875
              Radio Stations and Networks

      10,000  Kimberly Clark De Mexico                 151,071
              Paper Products

      10,000  Bufete Industrial (b)                    150,000
              Engineering and Construction
--------------------------------------------------------------
                                                       663,474
              Brazil/Chile--2.2%
--------------------------------------------------------------
       5,000  Genesis Chile Fund                       202,500
              Closed-End Fund (Chile)

      70,000  Brazilian Smaller Companies Warrants (b)  49,000
              Closed-End Fund (Brazil)
--------------------------------------------------------------
                                                       251,500
--------------------------------------------------------------
              Latin America--Total                     914,974

              Other Countries--9.6%
--------------------------------------------------------------
              Australia/New Zealand--6.5%
--------------------------------------------------------------
      60,000  Publishing & Broadcasting                209,333
              Media & TV Broadcasting

     114,300  Austereo                                 161,553
              Media - Radio
      25,000  PDL Holdings                             138,933
              Electrical Equipment Manufacturer &
              Distributor (New Zealand)

      80,000  Just Jeans Holdings                      115,453
              Jeans & Fashion Retail Stores

     350,000  Command Petroleum Holdings (b)           106,750
              Oil and Gas Exploration
--------------------------------------------------------------
                                                       732,022
--------------------------------------------------------------
              Canada--3.1%
--------------------------------------------------------------
      50,000  Tesco (b)                                242,870
              Rental of Drilling Equipment

      20,000  Veritas Energy Services (b)              109,979
              Geophysical Contractor
--------------------------------------------------------------
                                                       352,849
--------------------------------------------------------------
              Other--Total                           1,084,871

Total Common Stocks and Other
Equity-Like Securities--95.3%                       10,836,301
--------------------------------------------------------------
              (Cost:$9,726,347)
Cash and Other Assets
Less Liabilities--4.7%                                 532,623
--------------------------------------------------------------
Total Net Assets--100%                             $11,368,924
--------------------------------------------------------------

Notes to Statement of Investments:

a) At December 31, 1995, for federal income tax purposes cost of investments was $9,759,245 and net unrealized appreciation was $1,077,056 consisting of gross unrealized appreciation of $1,329,208 and gross unrealized depreciation of $252,152.

b) Non-income producing security.

See accompanying notes to financial statements.

==========================================================================================================
Wanger International Small Cap Advisor Statement of Investments                          December 31, 1995

At December 31, 1995, the Fund's portfolio of investments as a percentage of net assets was diversified as follows:
                                     Value   Percent
----------------------------------------------------
Information Group
----------------------------------------------------
Computer Systems                $  936,666      8.2%
----------------------------------------------------
Broadcasting and CATV              828,450      7.3
----------------------------------------------------
Consumer Electronics               499,263      4.4
----------------------------------------------------
Mobile Communications              151,544      1.3
----------------------------------------------------
Software                           151,313      1.3
----------------------------------------------------
Distribution                       128,535      1.2
----------------------------------------------------
                                 2,695,771     23.7
Health Care
----------------------------------------------------
Biotechnology/Drug Delivery        388,333      3.4
----------------------------------------------------
Services                           383,286      3.4
----------------------------------------------------
Hospital/Laboratory Supplies       234,608      2.1
----------------------------------------------------
Equipment                          183,341      1.6
----------------------------------------------------
                                 1,189,568     10.5

Consumer Goods and Services
----------------------------------------------------
Retail                           1,650,847     14.5
----------------------------------------------------
Entertainment and Leisure          706,919      6.2
----------------------------------------------------
Manufacturers                      705,024      6.2
----------------------------------------------------
Food                               687,645      6.1
----------------------------------------------------
                                 3,750,435     33.0

Finance Group
----------------------------------------------------
Money Management                   423,771      3.7
----------------------------------------------------
Other                            1,042,853      9.2
----------------------------------------------------
                                 1,466,624     12.9

Industrial Goods and Services
----------------------------------------------------
Machinery Processing               752,081      6.6
----------------------------------------------------
Services                           183,473      1.6
----------------------------------------------------
Forest Products and Construction   150,000      1.3
----------------------------------------------------
                                 1,085,554      9.5

Energy and Minerals
----------------------------------------------------
Oil Services                       431,620      3.8
----------------------------------------------------
Oil and Gas Producers              216,729      1.9
----------------------------------------------------
                                   648,349      5.7

Total Common Stocks and
Other Equity-Like Securities    10,836,301     95.3
----------------------------------------------------
Cash and Other Assets
less Liabilities                   532,623      4.7
----------------------------------------------------
Net Assets                     $11,368,924    100.0%
----------------------------------------------------

===============================================================================
Report of Independent Auditors

To the Shareholders of Wanger International Small Cap Advisor and the Trustees of Wanger Advisors Trust

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Wanger International Small Cap Advisor as of December 31, 1995, the related statements of operations and changes in net assets and the financial highlights for the period from May 3, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wanger International Small Cap Advisor at December 31, 1995, the results of its operations and changes in its net assets and the financial highlights for the period from May 3, 1995 through December 31, 1995 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP
Chicago, Illinois
January 31, 1996

===============================================================================================================
Wanger International Small Cap Advisor Statement of Assets and Liabilities                    December 31, 1995


Assets
Investments, at value (cost: $9,726,347)                                                            $10,836,301
Cash                                                                                                    883,814
Organization costs                                                                                       86,672
Receivable for:
  Securities sold                                                                          79,781
  Dividends                                                                                 2,963
  Fund shares sold                                                                        177,438       260,182
---------------------------------------------------------------------------------------------------------------
  Total assets                                                                                       12,066,969

Liabilities and Net Assets
Payable for:
  Securities purchased                                                                    594,769
  Fund shares redeemed                                                                         81
  Amount owed to advisor                                                                   86,740
  Other                                                                                    16,455
---------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                     698,045
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                                    $11,368,924
---------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                                                 845,182
===============================================================================================================

Pricing of Shares
Net asset value, offering price and redemption price per share                                          $13.45
---------------------------------------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                                                                     $10,233,014
Accumulated net realized gain on sales of investments and foreign currency transactions                  53,357
Unrealized appreciation of investments and foreign currency transactions                              1,109,954
Net investment loss                                                                                     (27,401)
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                                    $11,368,924
===============================================================================================================

See accompanying notes to financial statements.

==============================================================================================
Wanger International Small Cap Advisor Statement of Operations               December 31, 1995

                                                         May 3, 1995 through December 31, 1995
----------------------------------------------------------------------------------------------
Investment Income:
 Dividends (net of foreign taxes of $5,769)                                        $    39,708
 Interest                                                                                  161
----------------------------------------------------------------------------------------------
   Total investment income                                                              39,869
Expenses:
 Investment advisory fee                                                                43,726
 Custodian fees and expenses                                                            19,208
 Legal and audit fees and expenses                                                      40,560
 Reports to shareholders                                                                 3,199
 Amortization of organization costs                                                     13,328
 Trustees' fees                                                                         13,000
 Insurance                                                                               4,941
 Other expenses                                                                          3,186
----------------------------------------------------------------------------------------------
   Total expenses                                                                      141,148
   Less custodian fees paid indirectly                                                 (10,886)
   Less reimbursement of expenses by advisor                                           (62,992)
----------------------------------------------------------------------------------------------
   Net expenses                                                                         67,270
----------------------------------------------------------------------------------------------
Net investment loss                                                                    (27,401)
Net realized and unrealized gain on investments:
 Net realized gain on sales of investments                                              53,290
 Net realized gain on foreign currency transactions                                         67
 Net change in unrealized appreciation                                               1,109,954
----------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      1,163,311
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 1,135,910
==============================================================================================

Wanger International Small Cap Advisor Statement of Changes in Net Assets
==============================================================================================
From operations:
 Net investment loss                                                               $   (27,401)
 Net realized gain on sales of investments                                              53,290
 Net realized gain on foreign currency transactions                                         67
 Net change in unrealized appreciation                                               1,109,954
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                              1,135,910

From Fund share transactions:
 Proceeds from shares sold                                                          11,951,601
 Payments for shares redeemed                                                       (1,844,269)
----------------------------------------------------------------------------------------------
   Net increase in net assets from Fund share transactions                          10,107,332
----------------------------------------------------------------------------------------------
Total increase in net assets                                                        11,243,242

Net Assets:
----------------------------------------------------------------------------------------------
 Beginning of period (May 3, 1995)                                                     125,682
----------------------------------------------------------------------------------------------
 End of period (including net investment loss of $27,401)                          $11,368,924
==============================================================================================

See accompanying notes to financial statements.

================================================================================
Wanger International Small Cap Advisor Financial Highlights    December 31, 1995

                                           May 3, 1995 through December 31, 1995
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                                 $     10.00
Income From Investment Operations
 Net investment loss                                                        (.03)
 Net realized and unrealized gain on investments                            3.48
--------------------------------------------------------------------------------
 Total from investment operations                                           3.45

Net Asset Value, end of period                                       $     13.45
================================================================================

Total Return                                                               34.50%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (a) (b)                            2.32%*
 Ratio of net investment loss to average net assets (b)                    (0.81)%*
 Portfolio turnover rate                                                      14%*
 Net assets at end of period                                         $11,368,924
================================================================================

* Annualized

a) In accordance with a requirement by the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 2.00%.

b) The Fund was reimbursed by the Advisor for certain net expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been been 4.20% and (2.69)%, respectively.


   See accompanying notes to financial statements.

==============================================================================
Wanger International Small Cap Advisor
Notes to Financial Statements                                December 31, 1995


1. Nature of operations

Wanger International Small Cap Advisor (the "Fund") is a series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term growth of capital. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements. The Fund commenced operations on May 3, 1995.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation, or lacking any reported sales on that day, at the midpoint of the most recent bid and offer. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss on investments resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on the Fund's cash balances maintained with the custodian. This presentation does not affect the determination of net investment income.

Federal income taxes, dividends and distributions to shareholders

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

     The Fund will elect to mark-to-market its investment in Passive Foreign Investment Companies ("PFICs") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $32,898 for the period ended December 31, 1995.

     Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

==============================================================================
Wanger International Small Cap Advisor
Notes to Financial Statements                                December 31, 1995



3. Transactions with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. The Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates: 1.3% up to $100 million, 1.2% in excess of $100 million and up to $250 million and 1.1% in excess of $250 million.

     The investment advisory agreement also provides that WAM will reimburse the Fund to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 2% of average net assets. For the year ended December 31, 1995, WAM reimbursed the Fund $62,992.

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. The Fund incurred trustees' fees and expenses of $13,000 in 1995 to trustees not affiliated with WAM.

     WAM advanced $100,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

4.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                                         Period ended 12/31/95
------------------------------------------------------------------------------
Shares sold                                                            986,106
Less shares redeemed                                                   153,492
------------------------------------------------------------------------------
Net increase in shares outstanding                                     832,614
==============================================================================

5.  Investment transactions

                                                         Period ended 12/31/95
------------------------------------------------------------------------------
Investment securities
(excluding money market instruments):
Purchases                                                          $10,188,942
Proceeds from sales                                                    516,063
==============================================================================

========================================================================================================================
Wanger International Small Cap Advisor

------------------------------------------------------------------------------------------------------------------------
Trustees                     Fred D. Hasselbring                           James A. Star
                             Terence M. Hogan                              Ralph Wanger
                             Charles P. McQuaid                            Leah J. Zell
                             P. Michael Phelps
------------------------------------------------------------------------------------------------------------------------
Officers                     Ralph Wanger, President                       Merrillyn J. Kosier,
                             Charles P. McQuaid, Senior Vice President       Vice President and Secretary
                             Terence M. Hogan, Vice President              Bruce H. Lauer, Vice President and Treasurer
                             Leah J. Zell, Vice President                  Kenneth A. Kalina, Assistant Treasurer
------------------------------------------------------------------------------------------------------------------------
Transfer Agent, Dividend     State Street Bank and Trust Company
Disbursing Agent and         Attention: Wanger Advisors Trust
Custodian                    P.O. Box 8502
                             Boston, Massachusetts 02266-8502
                             1-800-4-WANGER
                             (1-800-492-6437)
------------------------------------------------------------------------------------------------------------------------
Investment Advisor           Wanger Asset Management, L.P.
                             227 West Monroe Street, Suite 3000
                             Chicago, Illinois 60606
                             (312) 634-9200
------------------------------------------------------------------------------------------------------------------------
Legal Counsel                Bell, Boyd & Lloyd
                             Chicago, Illinois
------------------------------------------------------------------------------------------------------------------------
Auditors                     Ernst & Young LLP
                             Chicago, Illinois

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                                       Acacia Capital

                                       Corporation

                                       Calvert

                                       Responsibly

                                       Invested

                                       Portfolios





                                       Annual

                                       Report

                                       December 31, 1995

                        Annual Report-December 31, 1995

                              ==================

                         CALVERT RESPONSIBLY INVESTED
                            MONEY MARKET PORTFOLIO

               Managed by Calvert Asset Management Company, Inc.

Dear Investor:

  The 12-month period ended December 31, 1995 proved to be an excellent one for investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product (GDP) slowed to below 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.

Performance and Strategy

  The Portfolio's dividend yield moved higher during the course of the year due to higher rates available in the latter half of 1994 and the first half of 1995. The annualized compound dividend yield for the period was 5.37%, up from 3.96% one year ago. Currently, the Portfolio's average maturity is 29 days.

Outlook

  Our forecast for the year calls for continued slow economic growth, low inflation and low interest rates. With a sluggish economy at hand, we would not be surprised to see the Federal Reserve cut short-term rates another 50 basis points, possibly as early as the first quarter.

  We appreciate your investment in the CRI Money Market Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 1

                       Report of Independent Accountants

                               ==============

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Money Market Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Money Market Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Money Market Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                             COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 26, 1996


2 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                             Money Market Portfolio

                            Portfolio of Investments

                               December 31, 1995

                                                                    Principal
Municipal Obligations (26.3%)                                         Amount      Value
=========================================================================================
Alabama State Industrial Development Authority VRDN, 6.00%,
 5/1/10, LOC: First Alabama Bank*.................................$  240,000  $  240,000
Alabama State Industrial Development Authority VRDN, 6.05%,
 12/1/19,  LOC: Chemical Bank*....................................   240,000     240,000
Detroit, Michigan VRDN, 6.15%, 5/1/06, LOC: Sumitomo Bank Ltd.*...   240,000     240,000
Broome County, New York Industrial Development Authority VRDN,
 5.85%, 6/1/00, LOC: First Union Bank, NC*........................   225,000     225,000
Mahoning County, Ohio VRDN, 6.24%, 11/1/98, LOC: PNC
 Bank*............................................................   150,000     150,000
Montgomery County, Kentucky Industrial Development Authority
 VRDN, 6.05%, 8/1/15, LOC: Shawmut Bank*..........................   250,000     250,000
                                                                              ----------
  Total Municipal Obligations (Cost $1,345,000)...................             1,345,000
                                                                              ----------
U.S. Government Agencies and
Instrumentalities (72.5%)
=========================================================================================

Federal Farm Credit Bank, 5.63%, 1/19/96..........................   150,000     149,578
Federal Farm Credit Bank, 5.56%, 2/5/96...........................   350,000     348,108
Federal Home Loan Bank, 5.67%, 1/17/96............................   300,000     299,244
Federal Home Loan Bank, 5.63%, 1/24/96............................   300,000     298,921
Federal Home Loan Bank, 5.60%, 1/29/96............................   620,000     617,300
Federal Home Loan Bank, 5.54%, 2/21/96............................   550,000     545,683
Federal Home Loan Mortgage, 5.50%, 1/4/96.........................   125,000     124,943
Federal National Mortgage Assn., 5.57%, 1/29/96...................   750,000     746,751
Federal National Mortgage Assn., 5.56%, 2/13/96...................   400,000     397,343
Federal National Mortgage Assn., 5.44%, 4/4/96....................   195,000     192,230
                                                                              ----------
  Total U.S. Government Agencies and Instrumentalities
  (Cost $3,720,101)...............................................             3,720,101
                                                                              ----------
      TOTAL INVESTMENTS  (98.8%)
      (Cost $5,065,101 +).........................................            $5,065,101
                                                                              ==========

Notes to Portfolio of Investments:
   *Optional tender features give these securities a shorter effective maturity date.
   +Cost of investments is substantially the same for federal income tax purposes.
Percentages shown represent the percentage of investments to net assets.
 Explanation of Guarantees:
  LOC: Letter of Credit
 Abbreviations:
  VRDN: Variable Rate Demand Notes


ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 3

                          Acacia Capital Corporation

                          Calvert Responsibly Invested

                             Money Market Portfolio

                      Statement of Assets and Liabilities

                               December 31, 1995

Assets
====================================================================================
Investments in securities, at value - see accompanying portfolio......... $5,065,101
Cash.....................................................................     61,927
Interest receivable......................................................      5,947
Other assets.............................................................        107
                                                                          ----------
 Total assets............................................................  5,133,082
                                                                          ----------

Liabilities
====================================================================================
Payable to Calvert Asset Management Company, Inc.........................      2,258
Accrued expenses and other liabilities...................................      2,290
                                                                          ----------
 Total liabilities.......................................................      4,548
                                                                          ----------
  Net assets............................................................. $5,128,534
                                                                          ==========
Net Assets Consist of:
====================================================================================
Par value and paid-in capital applicable to 5,132,581 shares of common stock outstanding; $1 par value, 14,000,000 shares authorized........... $5,128,005
Undistributed net investment income (loss)...............................        399
Accumulated net realized gains (losses)..................................        130
                                                                          ----------
   Net Assets............................................................ $5,128,534
                                                                          ==========
  Net Asset Value per Share..............................................      $1.00
                                                                          ==========

See notes to financial statements.


4 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                             Money Market Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                    =======



Net Investment Income
-------------------------------------------------------------------------------
Investment Income
  Interest income....................................................  $321,021
                                                                       --------
    Total investment income..........................................   321,021
                                                                       --------

Expenses
  Investment advisory fee............................................    27,591
  Directors' fees and expenses.......................................       242
  Custodian fees.....................................................     4,314
  Reports to shareholders............................................     3,408
  Professional fees..................................................     1,065
  Miscellaneous......................................................        67
                                                                       --------
    Total expenses...................................................    36,687
    Fees paid indirectly.............................................    (4,319)
                                                                       --------
      Net expenses...................................................    32,368
                                                                       --------
        Net Investment Income........................................   288,653
                                                                       --------

Realized Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain (loss) on investments..............................       150
                                                                       --------

    Net Realized Gain (Loss)
    On Investments...................................................       150
                                                                       --------

    Increase (Decrease) In Net Assets
    Resulting From Operations........................................  $288,803
                                                                       ========


See notes to financial statements.

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 5

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                             Money Market Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                                  ==========


Increase (Decrease) in Net Assets                       1995           1994
--------------------------------------------------------------------------------
Operations
  Net investment income...........................  $    288,653   $    212,908
  Net realized gain (loss) on investments.........           150            (20)
                                                    ------------   ------------

    Increase (Decrease)
    In Net Assets Resulting
    From Operations...............................       288,803        212,888
                                                    ------------   ------------

Distributions to shareholders from:
  Net investment income...........................      (288,254)      (216,901)
                                                    ------------   ------------
    Total distributions...........................      (288,254)      (216,901)
                                                    ------------   ------------

Capital share transactions
  Shares sold.....................................    10,858,696     23,556,988
  Reinvestment of distributions...................       266,798        216,901
  Shares redeemed.................................   (12,476,524)   (21,322,381)
                                                    ------------   ------------
    Total capital share transactions..............    (1,351,030)     2,451,508
                                                    ------------   ------------

Total Increase (Decrease)
In Net Assets.....................................    (1,350,481)     2,447,495

Net Assets
--------------------------------------------------------------------------------
  Beginning of year...............................     6,479,015      4,031,520
                                                    ------------   ------------
  End of year (including undistributed net invest-
    ment income of $399 and $0, respectively.)....  $  5,128,534   $  6,479,015
                                                    ============   ============

Capital Share Activity
--------------------------------------------------------------------------------
  Shares sold.....................................    10,858,696     23,556,988
  Reinvestment of distributions...................       266,798        216,901
  Shares redeemed.................................   (12,476,524)   (21,322,381)
                                                    ------------   ------------
    Total capital share activity..................    (1,351,030)     2,451,508
                                                    ============   ============

See notes to financial statements.

6 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

ANNUAL REPORT            CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 7

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C - Investment Activity


The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes.

8 - CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO            ANNUAL REPORT

                                           Acacia Capital Corporation
                                          Calvert Responsibly Invested
                                            Money Market Portfolio
                                              Financial Highlights
                                                  =========



                                                                                        From Inception
                                                                                        June 30, 1992
                                          Year Ended     Year Ended     Year Ended         Through
                                         December 31,   December 31,   December 31,      December 31,
                                             1995           1994           1993              1992
=====================================================================================================
Net asset value, beginning............        $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                         ===========    ===========    ===========      ===========
Income from investment operations
  Net investment income...............          .055           .039           .031             .009
  Net realized gain (loss)............          ----           ----           ----             ----
                                         -----------    -----------    -----------      -----------
    Total from investment operations..          .055           .039           .031             .009
                                         -----------    -----------    -----------      -----------

Distributions from
  Net investment income...............         (.055)         (.039)         (.031)           (.009)
                                         -----------    -----------    -----------      -----------
    Total distributions...............         (.055)         (.039)         (.031)           (.009)
                                         -----------    -----------    -----------      -----------
Total increase (decrease)
  in net asset value..................          ----           ----           ----             ----
                                         -----------    -----------    -----------      -----------
Net asset value, ending...............        $ 1.00         $ 1.00         $ 1.00           $ 1.00
                                         ===========    ===========    ===========      ===========
Total return*.........................          5.37%          3.96%          3.09%            2.11%(a)
                                         ===========    ===========    ===========      ===========
Ratios to average net assets:
  Net investment income...............          5.23%          3.91%          3.07%            3.02%(a)
                                         ===========    ===========    ===========      ===========
  Total expenses+.....................           .66%          ----           ----             ----
                                         ===========    ===========    ===========      ===========
  Net expenses........................           .59%           .45%          ----             ----
                                         ===========    ===========    ===========      ===========
  Expenses reimbursed.................          ----            .36%           .11%             .85%(a)
                                         ===========    ===========    ===========      ===========
Net assets, ending (in thousands).....        $5,129         $6,479         $4,032           $1,795
                                         ===========    ===========    ===========      ===========
Number of shares outstanding,
  ending (in thousands)...............         5,133          6,484          4,032            1,795
                                         ===========    ===========    ===========      ===========

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

ANNUAL REPORT           CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO - 9

                       Annual Report--December 31, 1995

                                    ======

                         CALVERT RESPONSIBLY INVESTED
                          STRATEGIC GROWTH PORTFOLIO

                 Managed by Portfolio Advisory Services, Inc.

Dear Investor:

  Portfolio Advisory Services, Inc., the subadvisor to the Calvert Responsibly Invested Strategic Growth Portfolio, has a distinct management style founded on strict investment disciplines. The disciplines include:

 . In-depth stock selection;
 . Strict fundamental and technical benchmarks for selling stocks;
 . Ongoing reference to the Five Market Principles, an econometric timing tool used to assess the level of intermediate and long-term risk associated with investing in the stock market.

Market Summary

  Nineteen ninety-five marked the fifth year of the stock market rally, making it the longest period in history that blue-chip indices have advanced without at least a 10% correction. The rally has been driven primarily by speculation, aggressive investing by institutional investors and a high level of investor optimism.

Performance and Strategy

  With the five Market Principles negative on balance and pointing to a High Risk level, the Portfolio's exposure was limited. During the first three quarters of 1995, the manager's strategy focused on preservation of capital and, accordingly, the Portfolio's cash levels were above average.


                          Calvert Responsibly Invested
                           Strategic Growth Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

                          CRI             Russell            S&P
                    Strategic Growth        2000             500(R)
                    -------------------------------------------------
3/95                     $10,000          $10,000          $10,000
6/95                       9,990           10,938           10,955
9/95                      10,190           12,019           11,826
12/95                     10,954           12,279           12,538


                          Average Annual Total Return
                           (period ending 12/31/95)

6 Months 9.65%                                       Life of Fund 9.65% (3/95)
------------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.
------------------------------------------------------------------------------

10 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO     ANNUAL REPORT

  From its inception on March 1, 1995 through December 31, 1995, the Portfolio returned 9.65% compared to 23.20% for the Russell 2000 and 29.12% for the S&P 500(R) for the same period.

Outlook
  After market indicators showed improvement in the fourth quarter, we increased the Portfolio's long positions, with favorable results. The manager used the market's seasonal strength period - the week of Thanksgiving through the first week of January - to add stock holdings to the Portfolio.

  The Fund's current strategy is to maintain a cautiously invested position. The Five Market Principles indicate the market's risk level at this point in time is moderately High Risk. If market indicators deteriorate again or if momentum fails, the manager would return to a more defensive position.

  As the bull market enters its sixth consecutive year without a correction of 10% or more, we believe the current market is overvalued and vulnerable to a sell-off. Our current strategy is to maintain a cautiously invested position until confirmation of a market top. We are looking for a break in the upward trend of the NYSE Advance/Decline Line and further deterioration of market indicators before increasing the Portfolio's defensive position.

  We appreciate your investment in the CRI Strategic Growth Portfolio.

Sincerely,

/s/ Clifton S. Sorrell


Clifton S. Sorrell
President

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 11

                       Report of Independent Accountants

                                   ========

To the Board of Directors of Acacia Capital Corporation, and Shareholders of the Calvert Responsibly Invested Strategic Growth Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Strategic Growth Portfolio (one of the portfolios comprising Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations, statement of changes in net assets and financial highlights for the period March 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Strategic Growth Portfolio as of December 31, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the period referred to above, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 26, 1996


12 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                            Portfolio of Investments
                               December 31, 1995

                                   ========


Equity Securities (57.1%)                                      Shares   Value
--------------------------------------------------------------------------------
Business Equipment and Supplies (2.4%)
  Staples, Inc. *.............................................  1,200  $ 29,250
                                                                       --------
                                                                         29,250
                                                                       --------

Computer - Graphics (1.5%)
  Trident Microsystems, Inc. *................................    800    18,800
                                                                       --------
                                                                         18,800
                                                                       --------

Computer - Local Networks (8.4%)
  Alantec Corp. *.............................................    400    23,300
  Ascend Communications, Inc. *...............................    500    40,563
  Cisco Systems, Inc. *.......................................    200    14,925
  Madge N.V. *................................................    500    22,375
                                                                       --------
                                                                        101,163
                                                                       --------

Computer - Memory Devices (3.1%)
  C Cube Microsystems, Inc. *.................................    600    37,500
                                                                       --------
                                                                         37,500
                                                                       --------

Computer - Systems (5.7%)
  Cognex Corp. *..............................................    700    24,325
  Discreet Logic, Inc. *......................................    900    22,500
  HCIA, Inc. *................................................    300    14,025
  Oracle Systems Corp. *......................................    200     8,475
                                                                       --------
                                                                         69,325
                                                                       --------

Computer - Peripheral Equipment (0.7%)
 U.S. Robotics Corp...........................................    100     8,775
                                                                       --------
                                                                          8,775
                                                                       --------

Computer - Software (19.8%)
  Applix, Inc. *..............................................  2,000    54,500
  Astea International, Inc. *.................................  1,000    22,875
  Atria Software, Inc. *......................................    200     7,825
  CBT Group Pub Ltd. *........................................    200    10,600
  Macromedia, Inc. *..........................................    600    31,350
  Mcafee Associates, Inc. *...................................  1,375    60,328
  Microsoft Corp. *...........................................    200    17,550
  Novadigm, Inc. *............................................    500    14,188
  Peoplesoft, Inc. *..........................................    400    17,200
  Quarterdeck Corp. *.........................................    100     2,750
                                                                       --------
                                                                        239,166
                                                                       --------



See notes to portfolio of investments.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 13

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                      Shares   Value
--------------------------------------------------------------------------------
Electronics - Laser Sys/Components (1.0%)
 Cyberoptics Corp. *..........................................    300  $ 11,925
                                                                       --------
                                                                         11,925
                                                                       --------

Electronics - Semiconductors (4.8%)
  Cypress Semiconductor Corp. *...............................    200     2,550
  ESS Technology, Inc. *......................................    400     9,200
  Flextronics International *.................................    500    15,000
  Zoran Corp. *...............................................  1,500    31,125
                                                                       --------
                                                                         57,875
                                                                       --------

Medical (0.7%)
 Compdent Corp. *.............................................    200     8,300
                                                                       --------
                                                                          8,300
                                                                       --------

Pharmaceutical (2.0%)
  Watson Pharmaceuticals, Inc. *..............................    500    24,500
                                                                       --------
                                                                         24,500
                                                                       --------

Telecommunications (7.0%)
  Cascade Communications Corp. *..............................    200    17,050
  General Instrument Corp. *..................................    800    18,700
  Glenayre Technologies, Inc. *...............................    400    24,900
  Pairgain Technologies, Inc. *...............................    200    10,950
  Qualcomm, Inc. *............................................    300    12,900
                                                                       --------
                                                                         84,500
                                                                       --------

    Total Equity Securities (Cost $592,902)...................          691,079
                                                                       --------

Metal (3.2%)                                                     Ounces
--------------------------------------------------------------------------------

Gold Bars *...................................................     99    38,408
                                                                       --------

  Total Metal (Cost $38,944)..................................           38,408
                                                                       --------


See notes to portfolio of investments.

14 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995
                                ==============

                                         Principal
U.S. Treasury (29.4%)                     Amount       Value
==============================================================

U. S. Treasury Bills,  5.31%, 3/7/96.... $250,000   $  247,566
U. S. Treasury Bills,  5.17%, 5/9/96....  100,000       98,147
U. S. Treasury Bills,  5.305%, 5/9/96...   10,000        9,810
                                                    ----------
  Total U.S. Treasury  (Cost $355,524)..               355,523
                                                    ----------

   TOTAL INVESTMENTS (89.7%)
   (Cost $987,370 +)....................            $1,085,010
                                                    ==========
                      Schedule of Investments Sold Short

Equity Securities.......................    Shares
==============================================================

 Avid Technology, Inc...................      200   $    3,800
 Cypress Semiconductor Corp.............      200        2,550
 General Instrument Corp................      800       18,700
 Qualcomm, Inc..........................      300       12,900
                                                    ----------

   TOTAL EQUITY SECURITIES SOLD SHORT
   (Proceeds $45,917)...................            $   37,950
                                                    ==========

                          Schedule of Options Written

Options Written
==============================================================
 Microsoft Corp., 2 Call Contracts
  Expiration 1/18/96, Strike Price 100..            $       50
                                                    ----------
   TOTAL OPTIONS WRITTEN
   (Premium $1,369).....................            $       50
                                                    ==========
Notes to Portfolio of Investments:
*  Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent percentage of investments to net assets.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 15

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                           Strategic Growth Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995
                                ===============

Assets
==================================================================================
Investments in securities, at value - see accompanying portfolio....... $1,085,010
Cash...................................................................    125,034
Receivable for securities sold.........................................     10,771
Dividends receivable...................................................        111
Deposits with brokers..................................................     40,469
Other assets...........................................................        601
                                                                        ----------
 Total assets..........................................................  1,261,996
                                                                        ----------

Liabilities
==================================================================================

Payable for securities purchased.......................................     12,250
Securities sold short, at value (proceeds $45,917).....................     37,950
Options written, at value (premiums $1,369)............................         50
Payable to Calvert Asset Management Company, Inc.......................      1,496
Accrued expenses and other liabilities.................................        810
                                                                        ----------
 Total liabilities.....................................................     52,556
                                                                        ----------
  Net assets........................................................... $1,209,440
                                                                        ==========

Net Assets Consist of:
==================================================================================

Par value and paid-in capital applicable to 110,586 shares of common stock outstanding; $1 par value, 5,000,000 shares authorized.......... $1,113,146
Undistributed net investment income (loss).............................        535
Accumulated net realized gains (losses)................................    (11,166)
Net unrealized appreciation (depreciation) on investments..............    106,925
                                                                        ----------
  Net Assets........................................................... $1,209,440
                                                                        ==========

  Net Asset Value per Share............................................ $    10.94
                                                                        ==========

See notes to financial statements.

16 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                            Statement of Operations
                        From Inception (March 1, 1995)
                           Through December 31, 1995
                             ====================


Net Investment Income
============================================================================
Investment Income
 Interest income................................................... $ 15,253
 Dividend income...................................................      345
                                                                    --------
  Total investment income..........................................   15,598
                                                                    --------
Expenses
 Investment advisory fee...........................................   10,886
 Directors' fees and expenses......................................       44
 Administrative fees...............................................    1,505
 Custodian fees....................................................    3,953
 Registration fees.................................................      418
 Reports to shareholders...........................................      789
 Professional fees.................................................      213
 Miscellaneous.....................................................       11
 Reimbursement from Advisor........................................   (1,505)
                                                                    --------
  Total expenses...................................................   16,314
  Fees paid indirectly.............................................   (3,953)
                                                                    --------
   Net expenses....................................................   12,361
                                                                    --------
     Net Investment Income.........................................    3,237
                                                                    --------
Realized and Unrealized Gain (Loss)
on Investments
============================================================================

Net realized gain (loss) on:
 Securities........................................................   (7,468)
 Options written...................................................    1,538
 Securities sold short.............................................   (5,236)
                                                                    --------
                                                                     (11,166)
                                                                    --------

Change in unrealized appreciation or depreciation of investments...  106,925
                                                                    --------
  Net Realized and Unrealized Gain (Loss)
  On Investments...................................................   95,759
                                                                    --------
  Increase (Decrease) In Net Assets
  Resulting From Operations........................................ $ 98,996
                                                                    ========

See notes to financial statements.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 17

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                      Statement of Changes in Net Assets
                    From Inception (March 1, 1995) Through
                               December 31, 1995
                                 =============



Increase (Decrease) in Net Assets                            1995
====================================================================
   .....................................................
Operations
 Net investment income..................................  $    3,237
 Net realized gain (loss) on investments................     (11,166)
 Change in unrealized appreciation or depreciation......     106,925
                                                          ----------
   Increase (Decrease) In Net Assets
   Resulting From Operations............................      98,996
                                                          ----------

Distributions to shareholders from:
 Net investment income..................................      (2,702)
                                                          ----------
  Total distributions...................................      (2,702)
                                                          ----------
Capital share transactions
 Shares sold............................................   1,272,662
 Reinvestment of distributions..........................       2,702
 Shares redeemed........................................    (162,218)
                                                          ----------
  Total capital share transactions......................   1,113,146
                                                          ----------

Total Increase (Decrease)
In Net Assets...........................................   1,209,440

Net Assets
====================================================================

 Beginning of period....................................        ----
                                                          ----------
 End of period (including undistributed net investment
  income of $535).......................................  $1,209,440
                                                          ==========
Capital Share Activity
====================================================================

 Shares sold............................................     126,452
 Reinvestment of distributions..........................         247
 Shares redeemed........................................     (16,113)
                                                          ----------
  Total capital share activity..........................     110,586
                                                          ==========

See notes to financial statements.

18 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price or spot market price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. The Portfolio may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

Securities Sold Short: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the price of the security.

Deposits with Brokers: The Portfolio maintains liquid assets sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 19

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for a fee, payable monthly, of .20% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity
During the period, purchases and sales of investments, other than short-term securities, were $1,164,254 and $526,688, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $97,640, of which $109,495 related to appreciated securities and $11,855 related to depreciated securities.

The Portfolio has net realized capital loss carryforwards of $11,166 which may be utilized to offset future capital gains until expiration in 2003.

The following table summarizes transactions in written call and put options during the period:


                                      Contracts   Premiums
==========================================================
 Options outstanding, beginning............  --         --
 Options written...........................   6    $ 4,619
 Options exercised.........................  (2)    (1,000)
 Options closed............................  (2)    (2,250)
                                             --    -------
 Options outstanding, ending...............   2    $ 1,369
                                             ==    =======

Securities having an aggregate market value of $17,550 were identified to cover open call options written at year end.



20 - CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO       ANNUAL REPORT

                           Acacia Capital Corporation
                         Calvert Responsibly Invested
                          Strategic Growth Portfolio
                             Financial Highlights

                               ================

                                                                  From Inception
                                                                  March 1, 1995
                                                                     Through
                                                                   December 31,
                                                                       1995
--------------------------------------------------------------------------------

Net asset value, beginning ....................................      $10.00
                                                                    ==========
Income from investment operations
---------------------------------
    Net investment income .....................................         .25
    Net realized and unrealized gain (loss) ...................         .93
                                                                    ----------
        Total from investment operations ......................        1.18
                                                                    ----------
Distributions from
------------------
    Net investment income .....................................        (.24)
                                                                    ----------
        Total distributions ...................................        (.24)
                                                                    ----------
Total increase (decrease) in net asset value ..................         .94
                                                                    ----------
Net asset value, ending .......................................      $10.94
                                                                    ==========
Total return* .................................................        9.65%
                                                                    ==========
Ratios to average net assets:
    Net investment income .....................................         .43%(a)
                                                                    ==========
    Total expenses+ ...........................................        2.17%(a)
                                                                    ==========
    Net expenses ..............................................        1.64%(a)
                                                                    ==========
    Expenses reimbursed .......................................         .20%(a)
                                                                    ==========
Portfolio turnover ............................................         223%
                                                                    ==========
Net assets, ending (in thousands) .............................      $1,209
                                                                    ==========
Number of shares outstanding, ending (in thousands) ...........         111
                                                                    ==========





(a) Annualized
* Total return is not annualized for periods of less than one year.
+ This ratio reflects total expenses before reduction for fees paid indirectly;
  such reductions are included in the ratio of net expenses.



ANNUAL REPORT       CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO - 21

                        Annual Report-December 31, 1995

                               ================

                         CALVERT RESPONSIBLY INVESTED
                        CAPITAL ACCUMULATION PORTFOLIO

           Managed by Apodaca-Johnston, Brown Capital Management and
                          Fortaleza Asset Management


Dear Investor:

     The 12-month period ended December 31, 1995 proved to be an excellent one for most investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product (GDP) slowed to below 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.


Market Summary

     The stock market, as measured by the Standard & Poor's 500(R) Index, had its best year since 1975, rising 34% for the year. Stocks from the technology and financial sectors were among the leading issues while trucking, steel and transportation equipment stocks lagged behind.

     As yields fell, bonds moved ahead, with the Lehman Aggregate Bond Index advancing 18.47%. Money market investors paid a high price for security as the average money market fund returned just over 5% for the entire year.


                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio


                       [Performance graph appears here]


        ---------------------------------------------------------------
                        CRI        S&P 500      RUSSELL      S&P 400
        ---------------------------------------------------------------
            7/91       10,000       10,000       10,000       10,000
        ---------------------------------------------------------------
           12/91       10,725       10,908       11,048       10,000
        ---------------------------------------------------------------
           12/92       12,198       11,738       13,082       10,000
        ---------------------------------------------------------------
           12/93       13,120       12,919       15,554       10,000
        ---------------------------------------------------------------
           12/94       11,818       13,153       15,271       10,092
        ---------------------------------------------------------------
           12/95       16,498       18,089       19,274       13,095
        ---------------------------------------------------------------


                          Average Annual Total Return
                           (periods ending 12/31/95)

        1 Year 39.46%                       Life of Fund 11.93% (7/91)
     --------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.


Performance and Strategy

     The 12-month period ended December 31, 1995 was a strongly positive one for CRI Capital Accumulation Portfolio investors. The Portfolio's return of 39.46% was well ahead of the Lipper Growth Funds Average of 30.79%.




22 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

  Much of the Portfolio's performance during the period was attributable to heavy weightings in the technology and financial sectors. Financial stocks benefited from the favorable interest rate climate as both short- and long-term interest rates declined throughout the year. Our technology sector holdings focused primarily on semiconductor and networking companies, both of which benefited from the worldwide trend towards productivity enhancement. Although many stocks in this sector were beaten down during the fourth quarter, we continue to view selected issues as good long-term plays.

Outlook

  Looking forward to 1996, inflation and interest rates should remain low and stocks should have very little competition from bonds. We will continue to invest in companies that emphasize productivity enhancement, especially in the healthcare and financial sectors. The good news is that fundamentals remain strong for many of our favorite companies, suggesting strong earnings growth throughout the year. Finally, 1996 is a Presidential election year, typically a positive sign for the market. Collectively, these factors bode well for the stocks in 1996.

  As of this writing, a shareholder meeting was pending to merge the CRI Equity Portfolio into the CRI Capital Accumulation Portfolio. Assuming the merger was approved, we welcome all CRI Equity Portfolio shareholders.

  We appreciate your investment in the CRI Capital Accumulation Portfolio.

Sincerely,


/s/  Clifton S. Sorrell
Clifton S. Sorrell
President

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 23

                       Report of Independent Accountants

                               ================

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Capital Accumulation Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Capital Accumulation Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Capital Accumulation Portfolio as of December 31, 1995, the results of its operations for the year then ended the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.



Baltimore, Maryland
January 26, 1996

24 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                           Portfolio of Investments
                               December 31, 1995

                                 ============

Equity Securities (89.8%)                      Shares   Value
---------------------------------------------------------------
Airline (0.7%)
  Atlantic Coast Airlines, Inc. *............   6,000  $ 61,500
                                                       --------
                                                         61,500
                                                       --------

Biotechnology (0.6%)
  Amgen, Inc. *..............................     900    53,438
                                                       --------
                                                         53,438
                                                       --------

Business Equipment and Services (1.4%)
  Corporate Express, Inc. *..................   2,500    75,313
  U.S. Office Products Co. *.................   2,000    45,500
                                                       --------
                                                        120,813
                                                       --------

Chemicals (0.7%)
  Minerals Technologies, Inc.................     600    21,900
  Sigma Aldrich Corp.........................     900    44,550
                                                       --------
                                                         66,450
                                                       --------

Communications (5.2%)
  Apertus Technologies, Inc. *...............   4,000    31,000
  Cisco Systems, Inc. *......................   1,000    74,625
  DSC Communications Corp. *.................     800    29,500
  DSP Communications, Inc. *.................     700    30,538
  Microwave Power Devices, Inc. *............   3,200    35,600
  P Com, Inc. *..............................   2,100    42,000
  Satellite Technology Mgmt, Inc., Class A *.     400     7,700
  Tellabs, Inc. *............................   1,000    37,000
  Teltrend, Inc. *...........................   1,700    79,475
  Voice Control Systems, Inc. *..............   1,300     9,100
  VSI Enterprises, Inc. *....................  11,000    41,938
  Vtel Corp. *...............................   2,500    46,250
                                                       --------
                                                        464,726
                                                       --------

Computer - Software (12.3%)
 Act Networks, Inc...........................   2,200    34,925
 Carnegie Group, Inc. *......................   5,000    48,750
 Cheyenne Software, Inc. *...................   1,600    41,800
 Compuware Corp. *...........................   2,000    37,000

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 25

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============


Equity Securities (Cont'd)              Shares    Value
----------------------------------------------------------
Computer - Software (Cont'd)
  Comshare, Inc. *.....................  1,500  $   39,000
  Davidson & Assoc., Inc. *............  2,100      46,200
  Elcom International, Inc. *..........  2,600      39,650
  Enterprise Systems, Inc. *...........    800      24,400
  Excalibur Technologies Corp. *.......  1,600      58,400
  Firefox Communications, Inc. *.......  1,600      37,600
  Fractal Design Corp. *...............  2,900      40,600
  IDX Systems Corp. *..................  1,500      52,125
  Imnet Systems, Inc. *................  3,000      72,000
  Insignia Solutions *.................  2,400      28,200
  MDL Information Systems, Inc. *......  2,000      46,000
  Metatools, Inc. *....................    800      20,800
  Microsoft Corp. *....................    900      78,975
  Network Gen Corp. *..................  1,500      50,063
  Number Nine Visual Technology *......    900       7,875
  Quarterdeck Corp. *..................  1,800      49,500
  Secure Computing Corp. *.............    100       5,600
  Softkey International, Inc. *........  3,500      80,938
  Sterling Software, Inc...............  1,100      68,613
  Veritas Software Co. *...............  1,500      57,000
  Viasoft, Inc. *......................  3,000      35,625
                                                ----------
                                                 1,101,639
                                                ----------

Computer - Systems (8.4%)
  Asyst Technologies, Inc. *...........  1,000      35,250
  Bay Networks, Inc. *.................  1,800      74,025
  Diamond Multimedia Systems, Inc. *...  2,000      71,750
  Discreet Logic, Inc. *...............  1,300      32,500
  Interphase Corp. *...................  2,500      29,062
  Lanoptics Ltd. *.....................  2,000      39,000
  Mentor Graphics Corp.................  1,300      23,725
  Meridian Data, Inc. *................  4,300      46,763
  Microcom, Inc. *.....................  2,000      52,000
  Network Appliance, Inc. *............  1,100      44,138
  Oracle Systems Corp. *...............  1,425      60,384
  Spacetex IMC Corp. *.................  5,000      58,750

See notes to portfolio of investments.

26 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995


                                ==============


Equity Securities (Cont'd)             Shares   Value
-------------------------------------------------------
Computer - Systems (Cont'd)
 Sync Research, Inc. *................. 1,000  $ 45,250
 Verifone, Inc. *...................... 3,000    85,875
 Visioneer Communications, Inc. *...... 2,300    51,175
                                               ---------
                                                749,647
                                               ---------
Consumer Products (0.6%)
 Newell Co............................. 2,100    54,338
                                               ---------
                                                 54,338
                                               ---------
Cosmetics (0.8%)
 Guest Supply, Inc. *.................. 3,250    73,531
                                               ---------
                                                 73,531
                                               ---------
Electrical Equipment (2.8%)
 AFC Cable Systems, Inc. *............. 2,900    39,875
 Checkpoint Systems, Inc. *............ 2,000    74,750
 Kulicke & Soffa Industries, Inc....... 2,000    46,500
 Pacific Scientific Co................. 3,600    89,100
                                               ---------
                                                250,225
                                               ---------
Electronics - Defense (0.5%)
 Alpha Industries, Inc................. 3,500    49,437
                                               ---------
                                                 49,437
                                               ---------
Electronics - Instruments (1.8%)
 Checkfree Corp. *..................... 1,500    32,250
 Intermagnetics Gen Corp. *............ 2,575    54,075
 Speedfam International, Inc. *........   100     1,125
 Ultratech Stepper, Inc. *............. 3,000    77,250
                                               ---------
                                                164,700
                                               ---------
Electronics - Semiconductors (9.2%)
 Adaptec, Inc. *....................... 1,000    41,000
 Alantec Corp. *....................... 1,000    58,250
 Ariel Corp. *......................... 3,000    32,625
 E M C Corp. *......................... 2,100    32,288
 Electrostar, Inc. *................... 3,000    25,875

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 27

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                               =================


Equity Securities (Cont'd)                       Shares   Value
-----------------------------------------------------------------
Electronics - Semiconductors (Cont'd)
 Gasonics International, Inc. *.................  3,100  $ 41,850
 Input/Output, Inc. *...........................  1,100    63,525
 MRV Communications, Inc. *.....................  1,700    43,138
 Photronic, Inc. *..............................  1,750    46,813
 PRI Automation, Inc. *.........................  1,200    42,150
 Sanmina Corp. *................................    500    25,938
 Seeq Technology, Inc. *........................ 12,400    54,250
 Sheldahl Co....................................  2,000    36,250
 Sierra Semi Conductor Corp. *..................  4,700    65,213
 Silicon Storage Technology, Inc. *.............  3,600    47,700
 Solectron Corp. *..............................  1,500    66,188
 Uniphase Corp. *...............................  1,200    42,900
 Vishay Intertechnology, Inc....................  1,730    54,495
                                                          -------
                                                          820,448
                                                          -------
Entertainment (0.5%)
 Pinnacle Systems, Inc. *.......................  1,200    29,700
 Sanctuary Woods Multimedia Corp. *.............  6,400    18,400
                                                          -------
                                                           48,100
                                                          -------
Financial Services (4.4%)
 First USA, Inc.................................  1,100    48,812
 Glendale Federal Bank Federal Savings Bank *...  4,800    84,000
 Green Tree Financial Corp......................  2,600    68,575
 ISB Financial Corp.............................  4,500    67,500
 Roosevelt Financial Group, Inc.................  1,800    34,875
 T. Rowe Price Associates, Inc..................  1,800    88,650
                                                          -------
                                                          392,412
                                                          -------
Health Care (6.7%)
 American Homepatient, Inc. *...................  2,000    59,000
 CRA Managed Care, Inc. *.......................  2,000    43,750
 First Commonwealth, Inc. *.....................  1,500    39,000
 GRC International, Inc. *......................  1,600    61,400
 HCIA, Inc. *...................................  1,900    88,825
 Health Care & Retirement Corp. *...............  1,600    56,000

See notes to portfolio of investments.

28 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============



Equity Securities (Cont'd)                  Shares    Value
============================================================
Health Care (Cont'd)
 Healthsource, Inc.*........................ 2,000  $ 72,000
 Manor Care, Inc............................ 2,300    80,500
 United Healthcare Corp..................... 1,500    98,250
                                                    --------
                                                     598,725
                                                    --------

Insurance (0.8%)
 AFLAC, Inc................................. 1,100    47,712
 American Bankers Ins Group, Inc............   700    27,300
                                                    --------
                                                      75,012
                                                    --------
Leisure (1.5%)
 Carnival Corp., Class A.................... 2,500    60,937
 Ride, Inc.*................................ 2,300    75,037
                                                    --------
                                                     135,974
                                                    --------

Machine Tools (0.5%)
 FSI International, Inc.*................... 2,000    40,500
                                                    --------
                                                      40,500
                                                    --------
Medical (9.5%)
 ALZA Corp.................................. 1,900    47,025
 Cardinal Health, Inc....................... 1,200    65,700
 Circon Corp.*.............................. 1,700    34,425
 Diametrics Medical, Inc.*.................. 4,000    19,500
 Hologic, Inc.*.............................   900    36,900
 ICU Medical, Inc.*......................... 2,200    37,400
 Inhale Therapeutic Systems*................ 3,000    29,250
 Invacare Corp.............................. 1,500    37,875
 Mecon, Inc.*............................... 6,100    96,837
 North American Vaccine, Inc.*.............. 2,500    35,312
 Northfield Laboratories, Inc.*............. 2,000    37,750
 Pediatrix Medical Group*................... 1,800    49,500
 QLT Phototherapeutics*..................... 1,500    15,187
 Research Industries Corp.*................. 3,000    81,000
 Respironics, Inc.*......................... 3,000    63,000

See notes to portfolio of investments.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 29

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                     Portfolio of Investments (Continued)
                               December 31, 1995

                                 ============



Equity Securities (Cont'd)           Shares    Value
=====================================================
Medical (Cont'd)
 Sofamor/Danek Group, Inc.*.........  1,000  $ 28,375
 Steris Corp.*......................  1,600    51,600
 Visx, Inc.*........................  1,100    42,900
 Zygo Corp.*........................  1,400    35,175
                                             --------
                                              844,711
                                             --------
Oil & Gas (1.2%)
 Belden & Blake Corp.*..............  2,500    43,750
 Stone Energy Corp.*................  4,200    64,575
                                             --------
                                              108,325
                                             --------
Pharmaceutical (2.5%)
 Columbia Labs, Inc.*...............  5,000    42,812
 Immulogic Pharmaceutical Corp.*....  2,000    38,500
 Merck & Co., Inc...................  1,500    98,625
 Sequus Pharmaceuticals, Inc.*......  3,000    42,750
                                             --------
                                              222,687
                                             --------
Real Estate (1.1%)
 General Growth Properties, Inc.....  2,000    41,500
 Post Properties, Inc...............  1,800    57,375
                                             --------
                                               98,875
                                             --------
Recycling (0.7%)
 Imco Recycling, Inc................  2,500    61,250
                                             --------
                                               61,250
                                             --------
Restaurants (2.8%)
 Buffets, Inc.*.....................  3,800    52,250
 Cheesecake Factory, Inc.*..........  3,300    70,950
 CKE Restaurants, Inc.*.............  2,800    44,800
 Daka International, Inc.*..........  3,000    82,500
                                             --------
                                              250,500
                                             --------

See notes to portfolio of investments.

30 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                         Capital Accumulation Portfolio

                      Portfolio of Investments (Continued)

                               December 31, 1995

                               =================


Equity Securities (Cont'd)                       Shares       Value
=====================================================================
Retail (5.9%)
 Autozone, Inc.*................................  2,000  $   57,750
 Dollar General Corp............................  4,500      93,375
 Federated Department Stores, Inc.*.............  2,000      55,000
 Gadzooks, Inc.*................................  2,200      55,550
 Mens Wearhouse, Inc.*..........................  3,150      81,112
 Movie Gallery, Inc.*...........................  3,000      91,500
 Revco D.S., Inc.*..............................  2,100      59,325
 Whole Foods Market, Inc.*......................  2,500      34,687
                                                         ----------
                                                            528,299
                                                         ----------
Specialized Services (3.6%)
 Ambassadors International, Inc.*...............  5,000      48,750
 Devry, Inc.*...................................  2,000      54,000
 Equifax, Inc...................................  2,950      63,056
 Gartner Group, Inc., Class A*..................  1,000      47,875
 Lo Jack Corp...................................  3,400      37,825
 U.S. Order, Inc.*..............................  3,000      67,125
                                                         ----------
                                                            318,631
                                                         ----------
Telecommunications (0.4%)
 Westell Technologies, Class A*.................  1,300      32,662
                                                         ----------
                                                             32,662
                                                         ----------
Textiles (2.7%)
 Lydall, Inc....................................  2,000      45,500
 Marisa Christina, Inc.*........................  2,000      34,000
 Quiksilver, Inc.*..............................  2,000      68,375
 St. John Knits, Inc............................  1,700      90,312
                                                         ----------
                                                            238,187
                                                         ----------
  Total Equity Securities (Cost $6,545,208).....          8,025,742
                                                         ----------
   TOTAL INVESTMENTS (89.8%)
   (Cost $6,545,208+)...........................         $8,025,742
                                                         ==========

Notes to Portfolio of Investments:
* Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent the percentage of investments to net assets.


ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 31

                           Acacia Capital Corporation

                          Calvert Responsibly Invested

                         Capital Accumulation Portfolio

                      Statement of Assets and Liabilities

                               December 31, 1995

                               =================


Assets
======================================================================================
Investments in securities, at value - see accompanying portfolio.....    $8,025,742
Cash.................................................................       948,957
Receivable for securities sold.......................................        31,079
Interest and dividends receivable....................................         3,392
Other assets.........................................................            95
                                                                         ----------
 Total assets........................................................     9,009,265
                                                                         ----------

Liabilities
======================================================================================

Payable for securities purchased.....................................        64,066
Payable to Calvert Asset Management Company, Inc.....................         6,020
Accrued expenses and other liabilities...............................         3,900
                                                                         ----------
 Total liabilities...................................................        73,986
                                                                         ----------
  Net assets.........................................................    $8,935,279
                                                                         ==========

Net Assets Consist of:
======================================================================================

Par value and paid-in capital applicable to 398,463  shares of common
 stock outstanding; $1 par value, 4,000,000 shares authorized........    $7,434,676
Accumulated net realized gains (losses) on investments...............        20,069
Net unrealized appreciation (depreciation) on investments............     1,480,534
                                                                         ----------
  Net Assets.........................................................    $8,935,279
                                                                         ==========
  Net Asset Value per Share..........................................        $22.42
                                                                         ==========

See notes to financial statements.

32 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                               ===================


Net Investment Income
==============================================================================
Investment Income
  Interest income.................................................. $    5,696
  Dividend income..................................................     22,183
                                                                    ----------
   Total investment income........................................      27,879
                                                                    ----------
Expenses
  Investment advisory fee..........................................     55,003
  Directors' fees and expenses.....................................        930
  Administrative fees..............................................      6,905
  Custodian fees...................................................     21,569
  Registration fees................................................        505
  Reports to shareholders..........................................     21,868
  Professional fees................................................      2,038
  Contract Services................................................      5,297
  Miscellaneous....................................................        358
  Reimbursement from Advisor.......................................     (6,905)
                                                                    ----------
   Total expenses.................................................     107,568
   Fees paid indirectly...........................................     (21,569)
                                                                    ----------
     Net expenses................................................       85,999
                                                                    ----------
       Net Investment Income (Loss)............................        (58,120)
                                                                    ----------
Realized and Unrealized Gain (Loss)
on Investments
==============================================================================

Net realized gain (loss) on investments..........................      805,204
Change in unrealized appreciation or depreciation on investments.    1,398,962
                                                                    ----------

  Net Realized and Unrealized Gain (Loss)
  on Investments.................................................    2,204,166
                                                                    ----------

  Increase (Decrease) in Net Assets
  Resulting From Operations.......................................  $2,146 046
                                                                    ==========

See notes to financial statements.

ANNUAL REPORT   CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 33

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                         Capital Accumulation Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                               ================




Increase (Decrease)in Net Assets                               1995         1994
===================================================================================
Operations
 Net investment income................................... $   (58,120)  $    36,868
 Net realized gain (loss) on investments.................     805,204      (260,154)
 Change in unrealized appreciation or depreciation.......   1,398,962      (358,629)
                                                          -----------   -----------
     Increase (Decrease)
     In Net Assets Resulting From Operations.............   2,146,046      (581,915)
                                                          -----------   -----------
Distributions to shareholders from:
 Net investment income...................................      (3,628)      (33,260)
 Net realized gain on investments........................    (466,861)           --
                                                          -----------   -----------
  Total distributions....................................    (470,489)      (33,260)
                                                          -----------   -----------
Capital share transactions
 Shares sold.............................................   2,445,856     2,889,850
 Reinvestment of distributions...........................     470,489        33,260
 Shares redeemed.........................................  (1,345,444)   (1,605,337)
                                                          -----------   -----------
   Total capital share transactions......................   1,570,901     1,317,773
                                                          -----------   -----------
Total Increase (Decrease) In Net Assets..................   3,246,458       702,598

Net Assets
===================================================================================

 Beginning of year.......................................   5,688,821     4,986,223
                                                          -----------   -----------
  End of year (including undistributed net investment
  income of $0 and $3,628, respectively.)................ $ 8,935,279   $ 5,688,821
                                                          ===========   ===========
Capital Share Activity
===================================================================================

 Shares sold.............................................     112,840       158,373
 Reinvestment of distributions...........................      20,976         1,954
 Shares redeemed.........................................     (70,579)      (88,169)
                                                          -----------   -----------
  Total capital share activity..........................       63,237        72,158
                                                          ===========   ===========

See notes to financial statements.

34 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO   ANNUAL REPORT

                         Notes to Financial Statements


Note A--Significant Accounting Policies

General: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Capital Accumulation was formerly Calvert-Ariel Appreciation II Portfolio. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

ANNUAL REPORT  CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 35

Note B--Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .10% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C--Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $11,778,141 and $8,448,713, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,480,534, of which $1,821,342 related to appreciated securities and $340,808 related to depreciated securities.

Note D--Subsequent Event

The shareholders of CRI Equity Portfolio have been asked to vote (under the instructions of the contract holders) on February 16, 1996 on a merger into the Portfolio effected by a tax-free exchange of net assets of CRI Equity, approximately $4.5 million, for shares of the Portfolio.

36 - CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO  ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
                             Financial Highlights
                                   =========


                                                                                    From
                                                                                  Inception
                                                                                  July 16,
                                              Year      Year      Year     Year     1991
                                             Ended     Ended     Ended    Ended    Through
                                            Dec. 31,  Dec. 31,  Dec. 31, Dec. 31, Dec. 31,
                                              1995      1994      1993     1992     1991
===========================================================================================
Net asset value, beginning................  $16.97    $18.95    $17.87   $15.82   $15.00
                                            ======    ======    ======   ======   ======
Income from investment operations
 Net investment income....................    (.15)      .10       .08      .09      .26
 Net realized and unrealized gain (loss)..    6.85     (1.98)     1.27     2.09      .82
                                            ------    ------    ------   ------   ------
  Total from investment operations........    6.70     (1.88)     1.35     2.18     1.08
                                            ------    ------    ------   ------   ------

Distributions from
 Net investment income....................    (.01)     (.10)     (.08)    (.09)    (.26)
 Net realized gains.......................   (1.24)     ----      (.19)    (.04)    ----
                                            ------    ------    ------   ------   ------
  Total distributions.....................   (1.25)     (.10)     (.27)    (.13)    (.26)
                                            ------    ------    ------   ------   ------
Total increase (decrease) in
 net asset value..........................    5.45     (1.98)     1.08     2.05      .82
                                            ------    ------    ------   ------   ------
Net asset value, ending...................  $22.42    $16.97    $18.95   $17.87   $15.82
                                            ======    ======    ======   ======   ======
Total return*.............................   39.46%    (9.92%)    7.56%   13.73%    7.25%
                                            ======    ======    ======   ======   ======
Ratios to average net assets:
 Net investment income....................    (.84%)     .68%      .66%    1.19%     .84%(a)
                                            ======    ======    ======   ======   ======
 Total expenses+..........................    1.56%     ----      ----     ----     ----
                                            ======    ======    ======   ======   ======
 Net expenses.............................    1.25%      .79%      .80%     .39%    ----
                                            ======    ======    ======   ======   ======
 Expenses reimbursed......................     .10%     ----      ----      .87%    4.23%(a)
                                            ======    ======    ======   ======   ======
Portfolio turnover........................     135%       79%       26%       2%       5%
                                            ======    ======    ======   ======   ======
Net assets, ending (in thousands).........  $8,935    $5,689    $4,986   $  870   $  268
                                            ======    ======    ======   ======   ======
Number of shares outstanding,
 ending (in thousands)....................     398       335       263       49       17
                                            ======    ======    ======   ======   ======

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

ANNUAL REPORT  CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO - 37

                       Annual Report--December 31, 1995

                                   =========

                         CALVERT RESPONSIBLY INVESTED
                            GLOBAL EQUITY PORTFOLIO

                       Managed by Murray Johnstone, Ltd.

Dear Investor:

  Nineteen ninety-five proved to be a mixed year for stock markets around the globe. Asian markets, for example, were relatively flat while European stocks, as measured by the Eurotop 100 Index, rose an average of 12.3%.

  There was much of the same in the Americas. The U.S. market had an outstanding year, with the Standard & Poor's 500(R) Index surging ahead 34%, while Canada's Toronto Stock Exchange Index of 300 major issues ended the year up a modest 12%. By contrast, Latin American markets from Mexico to Colombia recorded one of their worst years ever.

Performance and Strategy

  The Global Equity Portfolio returned 12.35% for the 12-month period ended December 31, 1995 compared to 21.32% for the Morgan Stanley Capital International World Index.

  Initially in 1995, we focused our investments predominantly in Europe and Southeast Asia. As the year progressed and prospects for a Japanese economic recovery improved, we increased investment in Japan to 27% of the Portfolio. Similarly, we increased allocations to Hong Kong and Singapore when the outlook for their markets became more attractive. We raised cash for these purchases by selling positions in Germany and the Netherlands. (Our sell decision was based on the expectation that these markets would eventually suffer due to an extreme rise in the value of their national currencies.) By year-end 1995, our investments in Continental Europe and the Far East outperformed the overall markets in each of these regions.


                          Calvert Responsibly Invested
                            Global Equity Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

               CRI Global     MSCI World Index
               ---------------------------------
6/92             $10,000           $10,000
12/92              9,673             9,729
12/93             12,548            11,979
12/94             12,281            12,648
12/95             13,797            15,344

                          Average Annual Total Return
                           (periods ending 12/31/95)

1 Year 12.35%                                       Life of Fund 9.50% (6/92)
------------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
------------------------------------------------------------------------------

38 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

  Underexposure to the U.S. market and overexposure to the Mexican market were the two factors primarily responsible for the Portfolio's underperformance. We underweighted the U.S. market because our assessment showed that, in historical terms, it had become overvalued and that corporate earnings were in a downward phase. The decision proved costly because the U.S. market turned in one of the year's best performances worldwide.

  We maintained our Mexican holdings because we believed equities would recover from their downward spiral in 1994. You may recall that Mexican stocks fell after the peso devaluation in December of 1994 caused an economic crisis. In January of 1995, the government arranged a series of standby loans and in March instituted an austerity program which we anticipated would result in recession. However, we believed that equity prices already reflected the downturn and that stocks were poised for a comeback.

  As we expected, equities recovered throughout the year. But global investors began selling pesos when fears arose that the Mexican government might loosen austerity measures and that corporate earnings might fall short of expectations. The weakening of the peso reduced the dollar-denominated value of Mexican investments and resulted in further losses for U.S. investors.

Outlook

  We believe the worldwide structural shift towards lower inflation, which began taking shape in 1995, will continue in 1996. Low interest rates will persist as a result. Moreover, earnings will begin to exert a greater influence on stock prices than money supply changes by the world's central banks. For this reason, we will focus our attention on markets in the Far East, which are in a growth phase, and reduce our exposure to markets in the U.S., the U.K. and Europe. We will maintain our investments in Latin America as our analysis indicates it should enjoy good growth in the year ahead.

  We appreciate your investment in the CRI Global Equity Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President


ANNUAL REPORT        CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 39

                       Report of Independent Accountants

                               ================

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Global Equity Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Global Equity Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Global Equity Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 26, 1996


40 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                            Portfolio of Investments
                               December 31, 1995

                                   ========


Equity Securities (93.6%)                                      Shares   Value
--------------------------------------------------------------------------------
Australia (2.1%)
  National Australia Bank....................................  23,000  $206,853
                                                                       --------
                                                                        206,853
                                                                       --------

Belgium (0.1%)
  G.I.B......................................................      19       813
                                                                       --------
                                                                            813
                                                                       --------

Denmark (1.5%)
  Tele Danmark...............................................   2,680   146,248
                                                                       --------
                                                                        146,248
                                                                       --------

France (3.1%)
  Ass Gen de France..........................................   3,105   103,986
  CPR CIE Par Reesco.........................................     690    56,347
  Credit Fonc France.........................................   2,691    38,906
  Pinault Printemps Redoute, S.A. *..........................     530   105,740
                                                                       --------
                                                                        304,979
                                                                       --------

Hong Kong (3.6%)
  Hysan Development..........................................  55,000   145,457
  Sun Hung Kai Props.........................................  25,000   204,494
                                                                       --------
                                                                        349,951
                                                                       --------

Italy (3.5%)
  IMI........................................................  23,000   144,825
  Telecom Italia *...........................................  99,300   104,419
  Telecom Italia *...........................................  53,600    94,333
                                                                       --------
                                                                        343,577
                                                                       --------

Japan (27.2%)
  Canon, Inc.................................................  10,000   181,114
  Futaba Corp................................................   2,000    91,622
  Itochu Corp................................................  28,000   188,475
  Kuraray Co.................................................  17,000   186,053
  Mori Seiki Co..............................................   9,000   203,099
  NEC Corp...................................................  15,000   183,051
  Nippon Telephone & Telegraph...............................      23   186,005
  Omron Corp.................................................   7,000   161,356
  Sanwa Bank.................................................   6,000   122,034
  Secom Co...................................................   3,000   208,620

See notes to portfolio of investments.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 41

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                   Shares    Value
--------------------------------------------------------------------------------
Japan (Cont'd)
  Sumitomo Trust & Banking.................................  14,000  $  197,966
  Takeda Chem Inds.........................................  12,000     197,579
  TDK Corp.................................................   3,000     153,123
  Teijin...................................................  23,000     117,617
  Tokyo Style Co...........................................  10,000     171,428
  Tsukishima Kikai.........................................   6,000     127,845
                                                                     ----------
                                                                      2,676,987
                                                                     ----------

Netherlands (1.9%)
  Elsevier,  N.V...........................................   7,200      96,018
  Ver Ned Uitgevers........................................     675      92,667
                                                                     ----------
                                                                        188,685
                                                                     ----------

New Zealand (2.4%)
  Telecom Corp. of New Zealand.............................  55,000     237,317
                                                                     ----------
                                                                        237,317
                                                                     ----------

Norway (2.0%)
  Tomra Systems............................................  25,500     201,291
                                                                     ----------
                                                                        201,291
                                                                     ----------

Singapore (5.1%)
  Keppel Corp..............................................  17,000     151,432
  O/Seas Chinese Bank......................................  18,000     225,239
  United Overseas, Ltd. (warrants) *....................... 149,000     126,405
                                                                     ----------
                                                                        503,076
                                                                     ----------

Spain (4.4%)
  Aguas de Barcelona.......................................   3,957     118,090
  Dragados Y Constr........................................  10,851     142,682
  Sotogrande, S.A. *.......................................  30,650      57,105
  Vallehermoso, S.A........................................   6,340     117,862
                                                                     ----------
                                                                        435,739
                                                                     ----------

Switzerland (1.7%)
  Ciba Geigy, A.G..........................................      91      80,074
  Sandoz, A.G..............................................      96      87,886
                                                                     ----------
                                                                        167,960
                                                                     ----------

See notes to portfolio of investments.

42 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO         ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                     Shares    Value
--------------------------------------------------------------------------------
United Kingdom (8.9%)
  Allied Irish Banks........................................   31,800  $173,841
  Argyll Group..............................................   12,000    63,364
  Beazer Homes *............................................   22,000    59,792
  British Telecom...........................................    8,000    43,858
  Cable & Wireless..........................................    4,000    28,638
  Commercial Union..........................................    3,000    29,259
  Dalgety...................................................    9,000    56,678
  EMAP......................................................    6,000    49,852
  Glynwed International.....................................   10,000    49,542
  Hays......................................................    7,500    43,796
  Kingfisher................................................    5,000    42,087
  Low & Bonar...............................................    7,000    50,225
  Marks & Spencer...........................................    4,500    31,449
  McBride *.................................................   15,000    44,960
  National Westminster......................................    5,000    50,357
  Severn Trent *............................................    5,000    53,386
                                                                       --------
                                                                        871,084
                                                                       --------

United States (26.1%)
  Banpais,  S.A. ADR*.......................................   10,000         0
  Cardinal Health, Inc......................................    3,000   164,250
  Cifra, S.A. de C.V........................................   69,000    72,526
  Duriron, Inc..............................................    3,500    81,813
  Enron Corp................................................    3,000   114,375
  Grupo Indl Durango, S.A. ADR*.............................   11,000    72,875
  Hong Kong Land Hld........................................  100,000   185,000
  Illinois Tool Works, Inc..................................    3,200   188,800
  MBNA Corp.................................................    4,000   147,500
  McGraw Hill Cos., Inc.....................................    2,000   174,250
  Metrocall, Inc. *.........................................    3,000    57,375
  Molex, Inc., Class A......................................    5,000   153,125
  New World Power Corp. *...................................    3,900     6,825
  Northern Trust Corp. (rights).............................    2,400   134,400
  Partner Re Holding........................................    6,700   184,250
  Quorum Health Group, Inc. *...............................    6,500   143,000
  Seitel, Inc. *............................................    3,500   123,813
  Telefonos de Mexico, S.A. ADR.............................    3,600   114,750

See notes to portfolio of investments.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 43

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                   Shares    Value
--------------------------------------------------------------------------------
United States (Cont'd)
  Transportadora de Gas, ADR.............................    21,000  $  270,375
  Worldcom, Inc. *.......................................     5,122     180,551
                                                                     ----------
                                                                      2,569,853
                                                                     ----------

  Total Equity Securities (Cost $8,959,656)..............             9,204,413
                                                                     ----------

                                                           Principal
Time Deposit (2.7%)                                         Amount
--------------------------------------------------------------------------------
State Street Bank, London, 5.625%, 1/3/96................  $261,073     261,073
                                                                     ----------

  Total Time Deposit (Cost $261,073).....................               261,073
                                                                     ----------

    TOTAL INVESTMENTS (96.3%)
    (Cost $9,220,729 +)..................................            $9,465,486
                                                                     ==========


Notes to Portfolio of Investments:
* Non-income producing.
+ Cost of investments is substantially the same for federal income tax purposes. Percentages shown represent the percentage of investments to net assets.

44 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995

                                   ========


Assets
--------------------------------------------------------------------------------
Investments in securities, at value - see accompanying portfolio...  $9,465,486
Cash...............................................................     351,453
Interest and dividends receivable..................................      27,369
Other assets.......................................................         189
                                                                     ----------
  Total assets.....................................................   9,844,497
                                                                     ----------

Liabilities
--------------------------------------------------------------------------------
Payable to Calvert Asset Management Company, Inc...................       9,115
Accrued expenses and other liabilities.............................       4,435
  Total liabilities................................................      13,550
                                                                     ----------
    Net assets.....................................................  $9,830,947
                                                                     ----------

Net Assets Consist of:
--------------------------------------------------------------------------------
Par value and paid-in capital applicable to 573,183 shares of common stock outstanding; $1 par value, 4,000,000 shares
  authorized.......................................................  $9,547,475
Undistributed net investment income (loss).........................      12,469
Accumulated net realized gains (losses) on investments and
  foreign currencies...............................................      23,265
Net unrealized appreciation (depreciation) on investments and
  assets and liabilities in foreign currencies.....................     247,738
                                                                     ----------
    Net Assets.....................................................  $9,830,947
                                                                     ==========

    Net Asset Value per Share......................................      $17.15
                                                                     ==========

See notes to financial statements.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 45

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                   ========


Net Investment Income
--------------------------------------------------------------------------------
Investment Income
  Interest income..................................................  $   38,902
  Dividend income (net of foreign taxes of $20,715)................     204,454
                                                                     ----------
    Total investment income........................................     243,356
                                                                     ----------

Expenses
  Investment advisory fee..........................................      93,418
  Directors' fees and expenses.....................................         419
  Administrative fees..............................................      40,000
  Custodian fees...................................................      36,172
  Reports to shareholders..........................................       5,546
  Professional fees................................................       1,697
  Miscellaneous....................................................         288
  Reimbursement from Advisor.......................................     (36,720)
                                                                     ----------
    Total expenses.................................................     140,820
    Fees paid indirectly...........................................     (36,034)
                                                                     ----------
      Net expenses.................................................     104,786
                                                                     ----------
         Net Investment Income (Loss)..............................     138,570
                                                                     ----------

Realized and Unrealized Gain (Loss)
on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) on:
  Securities.......................................................      90,563
  Foreign currencies...............................................     194,651
                                                                     ----------
                                                                        285,214
                                                                     ----------

Change in unrealized appreciation or depreciation on:
  Securities.......................................................     719,592
  Assets and liabilities in foreign currencies.....................       2,725
                                                                     ----------
                                                                        722,317
                                                                     ----------

    Net Realized and Unrealized Gain (Loss)
    On Investments.................................................   1,007,531
                                                                     ----------

    Increase (Decrease) In Net Assets
    Resulting From Operations......................................  $1,146,101
                                                                     ==========

See notes to financial statements.

46 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

                          Acacia Capital Corporation
                          Calvert Responsibly Invested
                            Global Equity Portfolio
                       Statement of Changes in Net Assets
                     Years Ended December 31, 1995 and 1994

                                   ========


Increase (Decrease) in Net Assets                        1995          1994
--------------------------------------------------------------------------------
Operations
  Net investment income.............................  $   138,570   $    37,962
  Net realized gain (loss) on investments...........      285,214       609,785
  Change in unrealized appreciation or depreciation.      722,317      (968,554)
                                                      -----------   -----------
    Increase (Decrease) In Net Assets
    Resulting From Operations.......................    1,146,101      (320,807)
                                                      -----------   -----------

Distributions to shareholders from:
  Net investment income.............................     (137,673)      (62,195)
  Net realized gain on investments..................     (249,074)     (587,297)
                                                      -----------   -----------
    Total distributions.............................     (386,747)     (649,492)
                                                      -----------   -----------

Capital share transactions
  Shares sold.......................................    3,017,493     5,389,240
  Reinvestment of distributions.....................      386,745       649,491
  Shares redeemed...................................   (2,097,365)   (1,833,009)
                                                      -----------   -----------
    Total capital share transactions................    1,306,873     4,205,722
                                                      -----------   -----------

Total Increase (Decrease)
In Net Assets.......................................    2,066,227     3,235,423

Net Assets
--------------------------------------------------------------------------------
  Beginning of year.................................    7,764,720     4,529,297
                                                      -----------   -----------
  End of year (including undistributed net
    investment income (loss) of $12,469 and
    $(1,303), respectively.)........................  $ 9,830,947   $ 7,764,720
                                                      -----------   -----------

Capital Share Activity
--------------------------------------------------------------------------------
  Shares sold.......................................      186,095       293,138
  Reinvestment of distributions.....................       22,551        40,294
  Shares redeemed...................................     (123,999)     (100,451)
                                                      -----------   -----------
    Total capital share activity....................       84,647       232,981
                                                      ===========   ===========

See notes to financial statements.

ANNUAL REPORT          CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 47

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. The Portfolio may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions:   The Portfolio's accounting records are
maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The changes in foreign exchange rates on securities are included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.


48 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO          ANNUAL REPORT

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B--Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for a fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C--Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $9,021,138 and $7,827,884, respectively.

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $244,757, of which $951,801 related to appreciated securities and $707,044 related to depreciated securities.


ANNUAL REPORT        CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO - 49

                          ACACIA CAPITAL CORPORATION
                         CALVERT RESPONSIBLY INVESTED
                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS
                                   =========



                                                                                          From Inception
                                                                                          June 30, 1992
                                                 Year Ended    Year Ended    Year Ended      Through
                                                December 31,  December 31,  December 31,   December 31,
                                                    1995          1994          1993          1992
========================================================================================================
Net asset value, beginning.....................    $15.89        $17.72        $14.57         $15.00
                                                =========     =========     =========     ==========
Income from investment operations
 Net investment income.........................       .27           .11           .11           (.02)
 Net realized and unrealized gain (loss).......      1.69          (.49)         4.07           (.41)
                                                ---------     ---------     ---------     ----------
  Total from investment operations.............      1.96          (.38)         4.18           (.43)
                                                ---------     ---------     ---------     ----------

Distributions from
 Net investment income.........................      (.25)         (.13)         (.08)          ----
 Net realized gains............................      (.45)        (1.32)         (.95)          ----
                                                ---------     ---------     ---------     ----------
  Total distributions..........................      (.70)        (1.45)        (1.03)          ----
                                                ---------     ---------     ---------     ----------
Total increase (decrease) in net asset value...      1.26         (1.83)         3.15           (.43)
                                                ---------     ---------     ---------     ----------
Net asset value, ending........................    $17.15        $15.89        $17.72         $14.57
                                                =========     =========     =========     ==========
Total return*..................................     12.35%        (2.13%)       29.72%         (3.27%)
                                                =========     =========     =========     ==========
Ratios to average net assets:
 Net investment income.........................      1.48%          .59%         1.00%          (.98%)(a)
                                                =========     =========     =========     ==========
 Total expenses+...............................      1.51%         ----          ----           ----
                                                =========     =========     =========     ==========
 Net expenses..................................      1.12%         1.24%          .94%           .98%(a)
                                                =========     =========     =========     ==========
 Expenses reimbursed...........................       .39%          .29%          .10%          1.07%(a)
                                                =========     =========     =========     ==========
Portfolio turnover.............................        90%           84%           64%          ----
                                                =========     =========     =========     ==========
Net assets, ending (in thousands)..............    $9,831        $7,765        $4,529         $  236
                                                =========     =========     =========     ==========
Number of shares outstanding,
 ending (in thousands).........................       573           489           256             16
                                                =========     =========     =========     ==========

(a) Annualized
* Total return is not annualized for periods of less than one year.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

50 - CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO        ANNUAL REPORT

                       Annual Report--December 31, 1995

                                   =========

                         CALVERT RESPONSIBLY INVESTED
                              BALANCED PORTFOLIO

      Managed by Calvert Asset Management Company, Inc. and NCM Capital
                   Management, Inc., effective February 1995

Dear Investor:

  In seeking to provide investors with consistently competitive returns, the Board of Directors selected different investment managers. In February, NCM Capital assumed responsibility for managing the equity portion of the Portfolio and Calvert Asset Management Company, Inc. assumed responsibility for managing the Portfolio's fixed-income assets. U.S. Trust Company of Boston was the previous investment manager.

  The 12-month period ended December 31, 1995 proved to be an excellent one for most investors as a cooling economy, tame inflation and falling interest rates worked together to push stock and bond prices higher. Gross Domestic Product
(GDP) slowed to 2% annualized, based on estimates of fourth quarter data. To stimulate the economy, the Federal Reserve lowered interest rates twice in the second half of 1995, reducing its target for the federal funds rate to 5.5% by year end.

Market Summary

  The stock market, as measured by the Standard & Poor's 500(R) Index, had its best year since 1975, rising 34% for the year. Stocks from the technology and financial sectors were among the leading issues. Investors sought the safety of large-capitalization stocks which outperformed small-capitalization stocks by a significant margin.


                         Calvert Responsibly Invested
                              Balanced Portfolio

                             [GRAPH APPEARS HERE]
------------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.


              CRI Balanced   S&P 500(R)   Lehman Aggregate Bond   90-Day T-Bill
              -----------------------------------------------------------------
9/86            $10,000       $ 9,667           $10,223              $10,181
12/86             9,681        10,000            10,000               10,000
12/87            10,341        10,175            10,505               10,782
12/88            11,544        12,877            11,334               11,521
12/89            13,936        16,950            12,981               12,492
12/90            14,519        16,423            14,144               13,459
12/91            16,888        21,415            16,407               14,196
12/92            18,174        23,045            17,621               14,690
12/93            19,628        25,363            19,339               15,137
12/94            18,992        25,822            18,774               15,789
12/95            24,648        35,513            22,242               16,681

                          Average Annual Total Return
                           (periods ending 12/31/95)

1 Year  29.87%                                                  5 Year  11.16%
                          Life of Fund 10.15% (9/86)*
------------------------------------------------------------------------------
                 * New sub-advisors assumed management of the
                      Portfolio effective February 1995.

        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity. Past performance does not indicate future results.
------------------------------------------------------------------------------

ANNUAL REPORT             CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 51

  As yields fell, bonds moved ahead, with the Lehman Aggregate Bond Index advancing 18.47%. Money market investors paid a high price for security as the average money market fund returned just over 5% for the entire year.

Performance and Strategy

  For the 12-month period ended December 31, 1995, the Balanced Portfolio's total return of 29.87% was significantly ahead of the Lipper Balanced Funds Average total return of 25.16%.

  The Portfolio's above-average gain was due to its substantial equity investments in the financial, technology and consumer-staple sectors. Particularly, our financial service holdings benefited from declining interest rates and from merger and acquisition activity in the banking area. The fixed-income portion is continuing to make a significant contribution to the Portfolio's performance. Near the end of the year, we added callable agency securities to the Portfolio as they became undervalued by the rest of the market. Currently, the average maturity of the Portfolio's bond portion is approximately 7.9 years.

Outlook

  Nineteen ninety-six marks the sixth year of the economic expansion. With a sluggish economy at hand, we would not be surprised to see the Federal Reserve cut short-term rates another 50 basis points, possibly as early as the first quarter. Our forecast for the year calls for continued slow economic growth, low inflation and low interest rates. Stocks and bonds should continue to move higher in 1996, albeit at a slower rate than in 1995.

  As of this writing, a shareholder meeting was pending to merge the CRI Bond Portfolio into the CRI Balanced Portfolio. Assuming the merger was approved, we welcome all CRI Bond Portfolio shareholders.

  We appreciate your investment in the CRI Balanced Portfolio.

Sincerely,


/s/ Clifton S. Sorrell
Clifton S. Sorrell
President


52 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO             ANNUAL REPORT

                       Report of Independent Accountants
                                ==============

To the Board of Directors of Acacia Capital Corporation and Shareholders of the Calvert Responsibly Invested Balanced Portfolio:

  We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
January 26, 1996


ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 53

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                            Portfolio of Investments
                               December 31, 1995
                                 ==============

                                                                   Principal
Corporate Debt (8.2%)                                                Amount      Value
=========================================================================================
BellSouth Savings, 9.19%, 7/1/03.................................. $  395,312  $  445,374
CIT Group Holdings, Inc., 5.82%, 5/11/98..........................  3,000,000   2,994,132
First Union Corp., 7.50%, 4/15/35 (Tender 7/1/05 @ 100)...........  2,000,000   2,215,020
Puget Power Consv., 6.45%, 4/11/05................................  1,904,373   1,989,544
United Dominion Reality Trust, Inc., 8.50%, 9/15/24...............  1,200,000   1,351,200
                                                                               ----------

 Total Corporate Debt (Cost $8,687,485)...........................              8,995,270
                                                                               ----------

Mortgage Backed Securities (7.8%)
=========================================================================================

Advanta Corp., 5.50%, 3/25/10.....................................  2,294,773   2,209,436
Federal Home Loan Mortgage Corp., 6.00%, 12/15/19.................  1,000,000     999,470
Federal Home Loan Mortgage Corp., 6.50%, 8/15/21..................  1,000,000   1,020,350
Federal Home Loan Mortgage Corp., 7.00%, 9/1/25...................    976,288     985,133
Federal National Mortgage Assn., 6.50%, 12/25/23..................  1,000,000     993,090
Federal National Mortgage Assn., 7.00%, 8/1/25....................    990,110     998,149
Government National Mortgage Assn., 6.50%, 12/15/23...............  1,447,099   1,435,797
                                                                               ----------

 Total Mortgage Backed Securities (Cost $8,343,292)...............              8,641,425
                                                                               ----------

Municipal Obligations (6.7%)
=========================================================================================

Gardena, California Certificates of Participation VRDN,
 6.15%, 7/1/25, LOC: Sumitomo Trust & Banking Ltd. **.............  1,500,000   1,500,000
Illinois Housing Development Authority VRDN, 6.027%,
 6/1/22, AMBAC Insured (Tender 1/2/96 @ 100) **...................  1,600,000   1,600,000
Illinois Housing Development Authority, 8.35%, 8/1/26.............  1,170,000   1,247,922
Long Beach, California Pension Obligation, 7.14%, 9/1/10,
 FSA Insured......................................................  1,000,000   1,043,420
Sacramento County, California Pension Funding, 5.98%,
 8/15/14, MBIA Insured (Tender 2/15/96 @ 100).....................  2,000,000   2,000,000
                                                                               ----------

 Total Municipal Obligations (Cost $7,277,136)....................              7,391,342
                                                                               ----------

Repurchase Agreements, for Deposit
at Cost, Collateralized by Securities
Issued or Guaranteed by the
U.S. Government (2.7%)
=========================================================================================

Donaldson, Lufkin, Jenerette: 5.85%, dated 12/29/95, due 1/2/96
 ($3,055,934, Resolution Funding Corp., Zero Coupon, 1/15/30).....  3,000,000   3,000,000
                                                                               ----------

 Total Repurchase Agreements (Cost $3,000,000)....................              3,000,000
                                                                               ----------

See notes to portfolio of investments.

54 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


U.S. Government Agencies and                              Principal
Instrumentalities (10.6%)                                   Amount      Value
--------------------------------------------------------------------------------
Federal Home Loan Bank, 6.83%, 11/9/00.................  $ 1,000,000  $1,001,300
Federal Home Loan Mortgage Corp., 5.47%, 1/5/96........    3,000,000   2,998,177
Federal National Mortgage Assn., 5.49%, 10/2/03........    1,000,000     994,600
Federal National Mortgage Assn., 6.85%, 9/12/05........    2,500,000   2,573,300
Resolution Funding Corp., 8.625%, 1/15/21..............    1,000,000   1,309,140
Small Business Administration, 8.05%, 6/1/12...........      869,101     925,854
U.S. Department of Veteran Affairs, 8.00%, 7/15/18.....    1,000,000   1,067,830
WNH Ltd Partnership, 9.40%, 10/01/99...................      705,000     764,509
                                                                      ----------

 Total U.S. Government Agencies and Instrumentalities
 (Cost $11,303,794)....................................               11,634,710
                                                                      ----------

U.S. Treasury (4.5%)
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.875%, 8/15/25...................    3,500,000   3,949,750
U.S. Treasury Notes, 5.875%, 11/15/05                      1,000,000   1,022,650
                                                                      ----------

 Total U.S. Treasury (Cost $4,935,525 )................                4,972,400
                                                                      ----------


Other Debt (0.9%)
--------------------------------------------------------------------------------
Chickasaw Nation, Oklahoma, 10.00%, 8/1/03.............    1,000,000   1,000,000
                                                                      ----------

 Total Other Debt (Cost $1,000,000)....................                1,000,000
                                                                      ----------

Equity Securities (57.8%)                                    Shares
--------------------------------------------------------------------------------
Beverage Hotel and Leisure (1.9%)
 Delta Corp............................................      550,000     920,719
 Regal Cinemas, Inc. *.................................       39,683   1,180,554
                                                                      ----------
                                                                       2,101,273
                                                                      ----------

Biotechnology (1.1%)
 Amgen, Inc. *.........................................       21,160   1,256,375
                                                                      ----------
                                                                       1,256,375
                                                                      ----------

Business Equipment and Services (2.3%)
 Hewlett Packard Co....................................       16,000   1,340,000
 Xerox Corp............................................        8,850   1,212,450
                                                                      ----------
                                                                       2,552,450
                                                                      ----------



See notes to portfolio of investments.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 55

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                  Shares      Value
--------------------------------------------------------------------------------
Communications (2.8%)
 Ameritech Corp..........................................     22,360  $1,319,240
 DSC Communications Corp. *..............................     47,860   1,764,838
                                                                      ----------
                                                                       3,084,078
                                                                      ----------

Computers (6.0%)
 3Com Corp. *............................................     26,300   1,226,238
 BMC Software, Inc. *....................................     23,470   1,003,343
 Computer Associates International, Inc..................     21,950   1,248,406
 Oracle Systems Corp. *..................................     23,405     991,787
 Seagate Technology *....................................     17,700     840,750
 Sun Microsystems, Inc. *................................     28,820   1,314,913
                                                                      ----------
                                                                       6,625,437
                                                                      ----------

Consumer Products (1.3%)
 Gillette Co.............................................     26,700   1,391,738
                                                                      ----------
                                                                       1,391,738
                                                                      ----------

Delivery (0.6%)
 Federal Express Corp. *.................................      9,300     687,038
                                                                      ----------
                                                                         687,038
                                                                      ----------

Electronics (5.5%)
 Arrow Electronics, Inc. *...............................     22,090     952,631
 E M C Corp. *...........................................     73,350   1,127,756
 Linear Technology Corp..................................     17,900     702,575
 Micron Technology, Inc..................................     19,600     776,634
 Philips Electronics N.V.................................     28,100   1,008,088
 Teradyne, Inc. (rights) *...............................     58,280   1,457,000
                                                                      ----------
                                                                       6,024,684
                                                                      ----------

Entertainment (1.2%)
 Walt Disney Co..........................................     21,905   1,292,395
                                                                      ----------
                                                                       1,292,395
                                                                      ----------

Financial Services (9.8%)
 Advanta Corp., Class A..................................     15,100     577,575
 Bank New York, Inc......................................     25,800   1,257,750
 Bank of Boston Corp. (rights)...........................     32,915   1,522,319
 Baybanks, Inc. (rights).................................     15,845   1,556,771
 Federal National Mortgage Assn..........................     12,200   1,514,325
 Green Tree Finl Corp....................................     37,830     997,766
 Umbono Investment Corp., Ltd. *.........................  1,156,540   3,331,140
                                                                      ----------
                                                                      10,757,646
                                                                      ----------


See notes to portfolio of investments.

56 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                    Shares    Value
--------------------------------------------------------------------------------
Food Services (2.5%)
 Kellogg Co.................................................  17,150  $1,324,837
 Sysco Corp. (rights).......................................  44,300   1,439,750
                                                                      ----------
                                                                       2,764,587
                                                                      ----------

Health Care (2.6%)
 Healthcare Compare Corp. *.................................  33,650   1,463,775
 Johnson & Johnson..........................................  16,700   1,429,937
                                                                      ----------
                                                                       2,893,712
                                                                      ----------

Industrial Products (2.8%)
 Applied Materials, Inc. *..................................  19,700     775,687
 Briggs & Stratton Corp.....................................  15,600     676,650
 Sigma Aldrich Corp.........................................  23,325   1,154,587
 Wellman, Inc...............................................  20,200     459,550
                                                                      ----------
                                                                       3,066,474
                                                                      ----------

Insurance  (3.1%)
 AFLAC, Inc.................................................  17,900     776,413
 Allstate Corp..............................................  31,550   1,297,494
 American International Group, Inc..........................  14,650   1,355,125
                                                                      ----------
                                                                       3,429,032
                                                                      ----------

Machinery  (1.3%)
 AGCO Corp..................................................  26,920   1,372,920
                                                                      ----------
                                                                       1,372,920
                                                                      ----------

Manufacturing  (1.0%)
 Dover Corp.................................................  31,400   1,157,875
                                                                      ----------
                                                                       1,157,875
                                                                      ----------

Media and Publishing (1.0%)
 Scholastic Corp. *.........................................  13,665   1,062,454
                                                                      ----------
                                                                       1,062,454
                                                                      ----------

Medical (3.4%)
 Becton Dickinson & Co......................................  22,700   1,702,500
 Boston Scientific Corp. *..................................  15,085     739,165
 Medtronic, Inc.............................................  24,100   1,346,587
                                                                      ----------
                                                                       3,788,252
                                                                      ----------

Merchandising (0.9%)
 Albertson's, Inc...........................................  28,980     952,717
                                                                      ----------
                                                                         952,717
                                                                      ----------


See notes to portfolio of investments.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 57

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Portfolio of Investments (Continued)
                               December 31, 1995

                                   ========


Equity Securities (Cont'd)                                  Shares      Value
--------------------------------------------------------------------------------
Oil & Gas (0.7%)
 Smith International, Inc. (rights) *.................      33,135  $    778,673
                                                                    ------------
                                                                         778,673
                                                                    ------------

Paper and Packaging (0.9%)
 Chesapeake Corp. (rights)............................      33,410       989,771
                                                                    ------------
                                                                         989,771
                                                                    ------------

Pharmaceutical (1.4%)
 Merck & Co., Inc.....................................      24,000     1,578,000
                                                                    ------------
                                                                       1,578,000
                                                                    ------------

Retail (1.0%)
 Consolidated Stores Corp. *..........................      49,550     1,077,713
                                                                    ------------
                                                                       1,077,713
                                                                    ------------

Telecommunications (2.7%)
 Century Tel Enterprises, Inc. (rights)...............      52,045     1,652,429
 Ericsson L M Tel, Co., Class B, ADR..................      69,305     1,351,447
                                                                    ------------
                                                                       3,003,876
                                                                    ------------

  Total Equity Securities (Cost $53,795,240)..........                63,689,170
                                                                    ------------

   TOTAL INVESTMENTS (99.2%)
   (Cost $98,342,472).................................              $109,324,317
                                                                    ============

Notes to Portfolio of Investments:
*  Non-income producing.
** Optional tender features give these securities a shorter effective maturity date.
Percentages shown represent the percentage of the investments to net assets. Explanation of Guarantees:
 AMBAC: American Municipal Bond Assurance Corporation
 SA: Financial Security Advisor
 MBIA: Municipal Bond Insurance Association
 LOC: Letter of Credit
Abbreviations
 VRDN: Variable Rate Demand Notes

58 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                      Statement of Assets and Liabilities
                               December 31, 1995

                                   ========


Assets
--------------------------------------------------------------------------------
Investments in securities, at value - see accompanying portfolio..  $109,324,317
Cash..............................................................       529,881
Receivable for securities sold....................................     1,118,254
Interest and dividends receivable.................................       619,319
Other assets......................................................         1,146
                                                                    ------------
 Total assets.....................................................   111,592,917
                                                                    ------------

Liabilities
--------------------------------------------------------------------------------
Payable for securities purchased..................................     1,285,855
Payable to Calvert Asset Management Company, Inc..................        65,553
Accrued expenses and other liabilities............................         4,296
                                                                    ------------
 Total liabilities................................................     1,355,704
                                                                    ------------
  Net assets......................................................  $110,237,213
                                                                    ============

Net Assets Consist of:
--------------------------------------------------------------------------------
Par value and paid-in capital applicable to 64,728,020 shares of common stock outstanding; $1 par value, 70,000,000 shares
 authorized.......................................................  $ 98,074,699
Undistributed net investment income (loss)........................       270,941
Accumulated net realized gains (losses) on investments and
 foreign currencies...............................................       909,752
Net unrealized appreciation (depreciation) on investments and
 assets and liabilities in foreign currencies.....................    10,981,821
                                                                    ------------
  Net Assets......................................................  $110,237,213
                                                                    ============

  Net Asset Value per Share.......................................        $1.703
                                                                    ============

See notes to financial statements.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 59

                           Acacia Capital Corporation
                          Calvert Responsibly Invested
                               Balanced Portfolio
                            Statement of Operations
                          Year Ended December 31, 1995

                                   ========


Net Investment Income
--------------------------------------------------------------------------------
Investment Income
 Interest income..................................................  $ 2,666,330
 Dividend income (net of foreign taxes of $14,460)................      724,043
                                                                    -----------
  Total investment income.........................................    3,390,373
                                                                    -----------

Expenses
 Investment advisory fee..........................................      610,216
 Directors' fees and expenses.....................................       11,987
 Custodian fees...................................................       24,129
 Registration fees................................................        6,340
 Reports to shareholders..........................................       44,249
 Professional fees................................................       25,803
 Miscellaneous....................................................        3,565
                                                                    -----------
  Total expenses..................................................      726,289
  Fees paid indirectly............................................      (24,129)
                                                                    -----------
   Net expenses...................................................      702,160
                                                                    -----------
     Net Investment Income........................................    2,688,213
                                                                    -----------

Realized and Unrealized Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) on:
 Securities.......................................................    9,151,962
 Foreign currencies...............................................      (20,556)
                                                                    -----------
                                                                      9,131,406
                                                                    -----------

Change in unrealized appreciation or depreciation on:
 Securities.......................................................   10,212,497
 Assets and liabilities in foreign currencies.....................          (24)
                                                                    -----------
                                                                     10,212,473
                                                                    -----------

  Net Realized and Unrealized Gain (Loss) on Investments..........   19,343,879
                                                                    -----------

  Increase (Decrease) In Net Assets Resulting From Operations.....  $22,032,092
                                                                    ===========

See notes to financial statements.

60 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                              Balanced Portfolio
                      Statement of Changes in Net Assets
                    Years Ended December 31, 1995 and 1994
                                 ==============

Increase (Decrease) in Net Assets                            1995          1994
===================================================================================
Operations
 Net investment income.................................. $  2,688,213   $ 2,063,409
 Net realized gain (loss) on investments................    9,131,406      (604,541)
 Change in unrealized appreciation or depreciation......   10,212,473    (3,394,657)
                                                         ------------   -----------

   Increase (Decrease) In Net Assets
   Resulting From Operations............................   22,032,092    (1,935,789)
                                                         ------------   -----------

Distributions to shareholders from:
 Net investment income..................................   (2,379,651)   (2,067,159)
 Net realized gain on investments.......................   (7,467,802)           --
                                                         ------------   -----------
  Total distributions...................................   (9,847,453)   (2,067,159)
                                                         ------------   -----------

Capital share transactions
 Shares sold............................................   27,827,854    21,821,042
 Reinvestment of distributions..........................    9,847,453     2,067,159
 Shares redeemed........................................   (6,215,413)   (7,292,332)
                                                         ------------   -----------
  Total capital share transactions......................   31,459,894    16,595,869
                                                         ------------   -----------

Total Increase (Decrease) In Net Assets.................   43,644,533    12,592,921

Net Assets
===================================================================================

 Beginning of year......................................   66,592,680    53,999,759
                                                         ------------   -----------
 End of year (including undistributed net investment
  income (loss) of $270,941 and $(22), respectively.)... $110,237,213    66,592,680
                                                         ============   ===========

Capital Share Activity
===================================================================================

 Shares sold............................................   16,449,557    14,565,450
 Reinvestment of distributions..........................    5,782,412     1,425,675
 Shares redeemed........................................   (3,747,516)   (4,889,932)
                                                         ------------   -----------
  Total capital share activity..........................   18,484,453    11,101,193
                                                         ============   ===========

See notes to financial statements.

ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 61

                         Notes to Financial Statements


Note A-Significant Accounting Policies

General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Balanced Portfolio was formerly known as Calvert Responsibly Invested Managed Growth Portfolio/Socially Responsible Series. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term securities maturing within 60 days are valued at amortized cost which approximates market. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For purposes of valuation of investments, assets and liabilities on each date of net asset value determination, the current exchange rate is applied to foreign currencies for translation to U. S. dollars. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The changes in foreign exchange rates on securities are included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid annually. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles,

62 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT
accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor receives a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity
During the year, purchases and sales of investments, other than short-term securities, were $151,831,684 and $125,197,142, respectively.

The cost of investments owned at December 31, 1995 for federal income tax purposes was $98,398,834. Net unrealized appreciation aggregated $10,925,483, of which $12,196,885 related to appreciated securities and $1,271,402 related to depreciated securities.

Note D-Subsequent Event

The shareholders of CRI Bond Portfolio have been asked to vote (under the instructions of the contract holders) on February 16, 1996 on a merger into the Portfolio effected by a tax-free exchange of net assets of CRI Bond, approximately $3.6 million, for shares of the Portfolio.


ANNUAL REPORT               CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO - 63

                          Acacia Capital Corporation
                         Calvert Responsibly Invested
                              Balanced Portfolio
                             Financial Highlights
                               =============

                                             Year       Year        Year     Year      Year
                                             Ended      Ended      Ended     Ended     Ended
                                            Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
                                              1995       1994       1993     1992      1992
==============================================================================================
Net asset value, beginning................. $  1.440   $ 1.537    $ 1.465   $ 1.403   $ 1.249
                                            ========   =======    =======   =======   =======
Income from investment operations
---------------------------------
 Net investment income.....................     .050      .046       .045      .044      .050
 Net realized and unrealized gain (loss)...     .380     (.097)      .072      .062      .154
                                            --------   -------    -------   -------   -------
  Total from investment operations.........     .430     (.051)      .117      .106      .204
                                            --------   -------    -------   -------   -------

Distributions from
------------------
 Net investment income.....................    (.040)    (.046)     (.045)    (.044)    (.050)
 Net realized gains........................    (.127)       --         --        --        --
                                            --------   -------    -------   -------   -------
   Total distributions.....................    (.167)    (.046)     (.045)    (.044)    (.050)
                                            --------   -------    -------   -------   -------
Total increase (decrease) in
 net asset value...........................     .263     (.097)      .072      .062      .154
                                            --------   -------    -------   -------   -------
Net asset value, ending.................... $  1.703   $ 1.440    $ 1.537   $ 1.465   $ 1.403
                                            ========   =======    =======   =======   =======
Total return...............................    29.87%    (3.30%)     8.00%     7.61%    16.40%
                                            ========   =======    =======   =======   =======
Ratios to average net assets:
 Net investment income.....................     3.08%     3.39%      3.69%     4.05%     4.49%
                                            ========   =======    =======   =======   =======
 Total expenses +..........................      .83%       --         --        --        --
                                            ========   =======    =======   =======   =======
 Net expenses..............................      .81%      .80%       .81%      .85%      .85%
                                            ========   =======    =======   =======   =======
Portfolio turnover.........................      163%       43%        14%       15%       12%
                                            ========   =======    =======   =======   =======
Net assets, ending (in thousands).......... $110,237   $66,593    $54,000   $28,471   $14,946
                                            ========   =======    =======   =======   =======
Number of shares outstanding,
 ending (in thousands).....................   64,728    46,244     35,142    19,433    10,656
                                            ========   =======    =======   =======   =======

+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

64 - CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO               ANNUAL REPORT

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
LETTER TO SHAREHOLDERS

Dear Shareholder:
    We are pleased to report that for the fiscal year ended December 31, 1995, The Dreyfus Socially Responsible Growth Fund, Inc., posted a total return of 34.56%,* compared to a total return of 37.53% for the Standard & Poor's 500 Composite Stock Price Index.** This performance placed the Fund in the second quartile of the Lipper growth funds category, out of 98 funds for the one-year period ended December 31, 1995.***
A LOOK AT THE ECONOMY
    The most salient issue confronting the equity markets in 1995 continued to be the Federal Reserve Board's vigilance in fighting inflation and overly expansive economic growth. The Fed did this by raising interest rates an unprecedented seven times in a 12-month period. The hope was that by doing so, businesses would seek to grow their bottom lines via productivity enhancements and market share growth rather than by simply raising prices, as had been the case in previous economic cycles. The question in investors' minds was, "Will the Fed continue to slay the inflation dragon by raising rates and thereby establish an unprecedented soft landing in the economy?"
    Investors kept a watchful eye on the economy in making decisions and for the most part the economic reports were consistent with the soft landing theme that we have followed all year. In a soft landing, the economy grows at a reasonably slow to moderate pace with little to no inflation after a period of significant growth, instead of adhering to the usual pattern of cyclical booms and busts. After some decent economic advances in both 1993 and 1994, investors became concerned that the Federal Reserve's vigilance in fighting inflation might have pushed the economy to the brink of recession. However, the economic information released through the third quarter of 1995 supported our belief that the Fed had achieved the elusive economic soft landing. The Fe d even sent the market a very positive signal in early July by cutting interest rates by a quarter of a percent, the first such reduction since the Fed began preemptive rate increases in February 1994. The Fed decreased rates once again in December.
PORTFOLIO OVERVIEW
    In terms of the economic sectors of the Fund, we made several changes in the weightings. The primary areas of focus for the Fund have been Consumer Staples, Technology and Financials. During the last six months, we increased the weightings in carefully selected Technology stocks and Financials and maintained the exposure to Consumer Staples. We also reduced the Fund's weighting in the Industrial sector. These thematic changes are indicative of our overall view of what is driving the current economic environment. The shift in Technology weight represents our belief that this traditional growth sector, in spite of recent market weakness, is experiencing a secular improvement in demand driven by global competition and productivity growth.
We also increased the Financials, believing that the Fed would continue to lower interest rates, and that our positions would continue to benefit from the consolidation trend in the industry. We reduced our weighting in industrial stocks due to continued concerns over the strength of the economy as well as valuation, both of which we believed indicated that better opportunities lay elsewhere.
INDIVIDUAL ISSUES
    For the year ended 12/31/95, there were many individual securities that contributed nicely to the positive performance trends of the Fund. In the consumer cyclical sector, Regal Cinemas, Capital Cities ABC, Disney (Walt), Nike Cl.B and Phillips Electronics N.V. had superior performance. Those names represent stocks that we believe can grow whatever the economic environment because of globally oriented, diversified operations. Other stocks in the portfolio that contributed to performance are Coca-Cola, Cordis, Amgen, Medtronic, Becton, Dickinson, Bristol-Myers Squibb and Merck & Co. The food, beverage and household products companies benefited from more positive investor sentiment toward their long-term, globally driven growth rates. The health care stocks benefited from an improved outlook for their operations due to the rising optimism for new drug approvals and investor confidence in the consistency of their growth.
    Stock selection in the financial area also contributed to the Fund's positive results as did a more benign interest-rate outlook. ADVANTA, Cl.A., a credit card company, banks such as Citicorp, Bank of New York, BayBanks and Midlantic, specialty financial services companies such as Green Tree Financial, a provider of mobile home financing, and Federal National Mortgage Association, performed well for most of the year. In addition, insurers American International Group and Allstate rose on expectations of lower interest rates and possible industry consolidation.
    Our focus in the technology sector was on stocks of companies which we believed had fairly established market positions, superior technology and outstanding management teams. Individual issues such as 3Com, Applied Materials, Hewlett-Packard, Linear Technology, and Sun Microsystems were all stellar performers. We believe each of these companies stands to benefit not just from demand for a single product, but from a broad, diversified product offering with multiple downstream beneficiaries. We believe these qualities lower the risk profile of the Fund's technology weighting relative to the typical technology stock and lower the general level of volatility in the sector.
THE TAKEOVER THEME
    Overall, from a stock selection standpoint, the Fund has benefited from the rising tide of takeovers this year. Companies are under pressure to make revenues grow in a very competitive environment, and are therefore buying other firms to broaden and deepen their product offerings. Several Fund holdings were taken over this year: Cordis, a medical technology firm; BayBanks, a large regional banking firm; Capital Cities ABC, a broadcasting company; and Scott Paper, a paper manufacturer. There are several other names in the portfolio that we believe could benefit from this theme over the coming years.
    Going forward, we feel that the Federal Reserve's hold on the market will persist. However, this time the Fed's action may benefit stocks because we believe rates will be further reduced rather than raised, as the economy shows signs of slowing. Our goal, as ever, is to provide superior returns to our shareholders while honoring your socially responsible investment objectives. We are confident in the outlook for the Fund and appreciate your continued support. We take your socially responsible directives seriously as we endeavor to provide attractive returns on shareholder capital.
Sincerely,


[Maceo K. Sloan, CFA and Diane M. Coffey signature logos]
Maceo K. Sloan, CFA                             Diane M. Coffey
Portfolio Manager                               Portfolio Manager
NCM Capital Management Group, Inc               The Dreyfus Corporation

January 16, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. The Fund's performance does not reflect the deduction of additional charges applicable to separate accounts of participating insurance companies using the Fund as an underlying investment.
** SOURCE: LIPPER ANALYTICAL SERVICES, Inc. - Reflects the reinvestment of income dividends and when applicable, capital gain distributions. The
Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***SOURCE: LIPPER ANALYTICAL SERVICES, INC.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.             DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
$14,661
Dreyfus Socially Responsible
Growth Fund
Dollars
$14,257
Standard & Poor's 500
Composite Stock Price Index*
*Source: Lipper Analytical Services, Inc.]
AVERAGE ANNUAL TOTAL RETURNS

ONE YEAR ENDED                                          FROM INCEPTION (10/7/93)
DECEMBER 31, 1995                                       TO DECEMBER 31, 1995
_________________                                       ____________________

34.56%                                                  18.63%

Past performance is not predictive of future performance.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AP PLICABLE TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES USING THE FUND AS AN UNDERLYING INVESTMENT.

The above graph compares a $10,000 investment made in The Dreyfus Socially Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS                                                DECEMBER 31, 1995
COMMON STOCKS-93.8%                                                SHARES           VALUE
                                                                   _______          ______
CONSUMER DURABLES-.9%
  Briggs &..................................                         6,500        $  281,937
                                                                    ------
CONSUMER
NON-DURABLES-8.5%
  Campbell Soup.............................                        10,400           624,000
  Coca-Cola.................................                         7,800           579,150
  Gillette..................................                        11,100           578,588
  NIKE, Cl. B...............................                         4,400           306,350
  PepsiCo...................................                        11,000           614,625
                                                                                   ---------
                                                                                   2,702,713
                                                                                   ---------

CONSUMER SERVICES-7.9%
  Disney (Walt)..........................                            7,400          436,600
  Grainger (W.W.)........................                            8,000          530,000
  Regal Cinemas..........................      (a)                  15,450          459,638
  Tribune................................                            8,750          534,843
  Wendy's International..................                           25,500          541,875
                                                                    ------
                                                                                  2,502,956
                                                                                  ---------
ELECTRONIC TECHNOLOGY-16.4%
  Applied Materials......................      (a)                15,100            594,562
  DSC Communications.....................      (a)                17,400            641,625
  EMC....................................      (a)                37,450            575,794
  Hewlett-Packard........................                          7,970            667,488
  Linear Technology......................                         16,600            651,550
  Micron Technology......................                         10,900            431,912
  Sun Microsystems.......................      (a)                15,200            693,500
  3Com...................................      (a)                19,980            931,568
                                                                                  ---------
                                                                                  5,187,999
                                                                                  ---------
ENERGY-2.3%
  Schlumberger...........................                         10,420            721,585
                                                                                  ---------
FINANCE-16.5%
  ADVANTA, Cl. A.........................                          7,500            286,875
  AFLAC..................................                          8,600            373,025
  Allstate...............................                          7,600            312,550
  American International Group...........                          4,860            449,550
  Bank of New York.......................                         14,000            682,500
  BankAmerica............................                          6,600            427,350
  BayBanks...............................                          6,300            618,975
  Citicorp...............................                         10,200            685,950
  Federal National Mortgage Association..                          6,000            744,750
  Green Tree Financial...................                         24,000            633,000
                                                                                  ---------
                                                                                  5,214,525
                                                                                  ---------
HEALTH SERVICES-.8%
  HealthCare COMPARE.....................      (a)                 5,500            239,250
                                                                                  ---------
HEALTH TECHNOLOGY-14.0%
  Amgen...................................     (a)                12,000            712,500
  Becton, Dickinson ......................                         8,620            646,500
  Bristol-Myers Squibb....................                         8,700            747,113

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                 DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                         SHARES           VALUE
                                                                  ______          _______
HEALTH TECHNOLOGY (CONTINUED)
  Johnson & Johnson.......................                         7,560        $   647,325
  Medtronic...............................                        15,600            871,650
  Merck & Co..............................                        12,460            819,245
                                                                                -----------
                                                                                  4,444,333
                                                                                -----------
NON-ENERGY MINERALS-.6%
  British Steel, A.D.S....................                        7,700             197,312
                                                                                -----------
PROCESS INDUSTRIES-4.3%
  Bemis...................................                       20,690             530,181
  Sigma-Aldrich...........................                       11,500             569,250
  Terra Industries........................                       18,300             258,488
                                                                                -----------
                                                                                  1,357,919
                                                                                -----------
PRODUCER MANUFACTURING-4.3%
  AGCO....................................                       13,600             693,600
  Dover...................................                        7,800             287,625
  Philips Electronics, N.V................                       10,900             391,038
                                                                                -----------
                                                                                  1,372,263
                                                                                -----------
RETAIL TRADE-3.0%
  Consolidated Stores.....................     (a)               15,800             343,650
  Sears, Roebuck & Co.....................                       15,200             592,800
                                                                                -----------
                                                                                    936,450
                                                                                -----------
TECHNOLOGY SERVICES-8.1%
  Arrow Electronics.......................     (a)               14,600             629,625
  BMC Software............................     (a)               17,500             748,125
  Computer Associates International.......                       11,150             634,156
  Oracle..................................     (a)               13,000             550,875
                                                                                -----------
                                                                                  2,562,781
                                                                                -----------
TRANSPORTATION-1.2%
  Federal Express.........................     (a)                5,350             395,231
                                                                                -----------
UTILITIES-5.0%
  Century Telephone Enterprises...........                       20,200             641,350
  Ericsson (LM) Telephone, Cl. B, A.D.R...                       16,500             321,750
  GTE.....................................                       14,260             627,440
                                                                                -----------
                                                                                  1,590,540
                                                                                -----------
    TOTAL COMMON STOCKS
      (cost $25,985,306)..................                                      $29,707,794
                                                                                ===========

                                                                                 PRINCIPAL
SHORT-TERM INVESTMENTS-5.8%                                                       AMOUNT
                                                                                  ______
U.S. TREASURY BILLS: 5.25%, 2/29/96                            $704,000         $   698,410
  4.90%, 3/7/96...........................                      754,000             747,063
  4.83%, 3/14/96..........................                      379,000             375,115
                                                                                -----------
    TOTAL SHORT-TERM INVESTMENTS
      (cost $1,820,458)...................                                      $ 1,820,588
                                                                                ===========

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC
STATEMENT OF INVESTMENTS (CONTINUED)                                         DECEMBER 31, 1995

                                                                                   VALUE
                                                                                   ______
    TOTAL INVESTMENTS (cost $27,805,764)..                         99.6%        $31,528,382
                                                                  =====         ===========
    CASH AND RECEIVABLES (NET)............                           .4%        $   128,850
                                                                  =====         ===========
    NET ASSETS............................                        100.0%        $31,657,232
                                                                  =====         ===========

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.

See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $27,805,764)-see statement......................................                                     $31,528,382
    Cash....................................................................                                         127,477
    Dividends receivable....................................................                                          33,528
    Prepaid expenses........................................................                                          38,838
                                                                                                                 -----------
                                                                                                                  31,728,225
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $20,566
    Accrued expenses........................................................                     50,427               70,993
                                                                                                -------          -----------
NET ASSETS..................................................................                                     $31,657,232
                                                                                                                 ===========
REPRESENTED BY:
    Paid-in capital.........................................................                                     $27,530,094
    Accumulated undistributed investment income-net.........................                                           1,700
    Accumulated undistributed net realized gain on investments..............                                         402,820
    Accumulated net unrealized appreciation on investments-Note 3...........                                       3,722,618
                                                                                                                 -----------
NET ASSETS at value applicable to 1,829,227 shares outstanding
    (150 million shares of $.001 par value Common Stock authorized).........                                     $31,657,232
                                                                                                                 ===========
NET ASSET VALUE, offering and redemption price per share
    ($31,657,232 / 1,829,227 shares)........................................                                     $     17.31
                                                                                                                 ===========

See notes to financial statements.


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $3,898 foreign taxes withheld at source).......                  $  223,319
      Interest..............................................................                     140,920
                                                                                              __________
          TOTAL INCOME......................................................                                         $   364,239
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                     138,453
      Auditing fees.........................................................                      39,288
      Directors' fees and expenses-Note 2(c)................................                      14,073
      Organization expenses.................................................                      14,029
      Shareholder servicing costs-Note 2(b).................................                      10,500
      Legal fees............................................................                      10,026
      Custodian fees........................................................                       7,139
      Registration fees.....................................................                       6,038
      Prospectus and shareholders' reports..................................                       5,487
      Miscellaneous.........................................................                       1,543
                                                                                              __________
          TOTAL EXPENSES....................................................                     246,576
      Less-reduction in management fee due to
          undertaking-Note 2(a).............................................                      11,650
                                                                                              __________
          NET EXPENSES......................................................                                             234,926
                                                                                                                     ___________
          INVESTMENT INCOME-NET.............................................                                             129,313
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                  $1,186,985
    Net unrealized appreciation on investments..............................                   3,840,201
                                                                                              __________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           5,027,186
                                                                                                                      __________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                                          $5,156,499
                                                                                                                      ==========

See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                            _________________________________
                                                                                             1994                      1995
                                                                                            ______                    _______
OPERATIONS:
    Investment income-net...................................................              $   264,288              $   129,313
    Net realized gain (loss) on investments.................................                  (61,713)               1,186,985
    Net unrealized appreciation (depreciation) on investments for the year..                 (146,700)               3,840,201
                                                                                          -----------              -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   55,875                5,156,499
                                                                                          -----------              -----------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                 (265,951)               (140,970)
    Net realized gain on investments........................................                     _                   (722,469)
                                                                                          -----------              -----------
      TOTAL DIVIDENDS.......................................................                 (265,951)               (863,439)
                                                                                          -----------              -----------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................               10,922,467              19,961,839
    Dividends reinvested....................................................                  265,951                 863,438
    Cost of shares redeemed.................................................               (1,943,759)             (3,867,386)
                                                                                          -----------              -----------
      INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS................                9,244,659               16,957,891
                                                                                          -----------              -----------
          TOTAL INCREASE IN NET ASSETS......................................                9,034,583               21,250,951
NET ASSETS:
    Beginning of year.......................................................                1,371,698               10,406,281
                                                                                          -----------              -----------
    End of year [including distributions in excess of investment income-net; ($2,009) in 1994 and undistributed investment
      income-net; $1,700 in 1995]...........................................              $10,406,281              $31,657,232
                                                                                          -----------              -----------

                                                                                               SHARES                  SHARES
                                                                                                _____                  _____
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                  808,182                1,237,706
    Shares issued for dividends reinvested..................................                   20,087                   50,113
    Shares redeemed.........................................................                 (144,061)                (245,303)
                                                                                          -----------              -----------
      NET INCREASE IN SHARES OUTSTANDING....................................                  684,208                1,042,516
                                                                                          ===========              ===========

See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                        YEAR ENDED DECEMBER 31,
                                                                                   _________________________________
PER SHARE DATA:                                                                       1993(1)     1994        1995
                                                                                      ____        ____        ____
    Net asset value, beginning of year....................................           $12.50      $13.38      $13.23
                                                                                     ------      ------      ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................................              .04         .35         .08
    Net realized and unrealized gain (loss) on investments................              .88        (.15)       4.49
                                                                                     ------      ------      ------
      TOTAL FROM INVESTMENT OPERATIONS....................................              .92         .20        4.57
                                                                                     ------      ------      ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................................             (.04)       (.35)       (.08)
    Dividends from net realized gain on investments.......................                -           -        (.41)
                                                                                     ------      ------      ------
      TOTAL DISTRIBUTIONS.................................................             (.04)       (.35)       (.49)
                                                                                     ------      ------      ------
    Net asset value, end of year..........................................           $13.38      $13.23      $17.31
                                                                                     ======      ======      ======
TOTAL INVESTMENT RETURN...................................................             7.35%(2)    1.49%      34.56%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................              .06%(2)     .25%       1.27%
    Ratio of net investment income to average net assets..................              .64%(2)    4.58%        .70%
    Decrease reflected in above expense ratios due to undertakings
      by Dreyfus and sub-investment adviser...............................             6.19%(2)    2.60%        .06%
    Portfolio Turnover Rate...............................................                -      373.68%      88.52%
    Net Assets, end of year (000's Omitted)...............................           $1,372     $10,406     $31,657

(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.

See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. NCM Capital Management Group, Inc. serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    During the year ended December 31, 1995, the Fund reclassified $15,367 from paid-in capital to undistributed investment income-net and net assets were not affected by the change.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Investment Advisory Agreement further provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fee to be paid to Dreyfus, or Dreyfus will bear, such excess expense to the extent required by state law. However, Dreyfus had undertaken from January 1, 1995 through July 10, 1995 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $11,650 for the year ended December 31, 1995.
    Pursuant to a Sub-Investment Advisory Agreement with NCM Capital Management Group, Inc., the sub-investment advisory fee is computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11 for the period from December 1, 1995 through December 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the year ended December 31, 1995, $2,800 was charged to the Fund pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, amounted to $32,998,822 and $14,121,334, respectively.
    At December 31, 1995, accumulated net unrealized appreciation on investments was $3,722,618, consisting of $4,326,576 gross unrealized appreciation and $603,958 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

    We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian.
 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December
31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                     [Ernst and Young LLP signature logo]

New York, New York
February 9, 1996

[Dreyfus lion "d" logo]
THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27701
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903

Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           111AR9512
[Dreyfus logo]
Socially Responsible
Growth Fund, Inc.
Annual Report
December 31, 1995


 COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
 IN THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
 AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE
 INDEX

 EXHIBIT A:
 ___________________________________________________________
|            |      STANDARD      |                       |
|            |    & POOR'S 500    |        DREYFUS        |
| PERIOD     |   COMPOSITE STOCK  |  SOCIALLY RESPONSIBLE |
|            |    PRICE INDEX*    |      GROWTH FUND      |
|---------   |   ---------------  |  -------------------- |
| 10/7/93    |       10,000       |         10,000        |
|12/31/93    |       10,232       |         10,735        |
|12/31/94    |       10,366       |         10,895        |
|12/31/95    |       14,257       |         14,661        |
|---------   |   ---------------  |  -------------------- |

*Source: Lipper Analytical Services, Inc.

                   THE STRONG
                               DISCOVERY FUND II

                       ANNUAL REPORT  - DECEMBER 31, 1995


[PHOTO OF FAMILY]


 DESIGNED TO SEEK CAPITAL GROWTH BY EMPHASIZING INVESTMENTS IN COMPANIES WITH
                        ATTRACTIVE GROWTH OPPORTUNITIES

                             [STRONG FUNDS LOGO]

                                 Strong Funds
                  THE STRONG
                              DISCOVERY FUND II
                      ANNUAL REPORT - DECEMBER 31, 1995

                               Table of Contents

INVESTMENT REVIEWS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

FINANCIAL INFORMATION
      Schedule of Investments in Securities   . . . . . . . . . . . . . . . . . . . . .  4
      Statement of Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
      Statement of Assets and Liabilities   . . . . . . . . . . . . . . . . . . . . . .  8
      Statement of Changes in Net Assets  . . . . . . . . . . . . . . . . . . . . . . .  8
      Notes to Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . .  9
Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . 12


                         The Strong DISCOVERY Fund II

[Photo of Component Boards]
Top Ten Sectors
based on net assets as of 12-31-95

1.    Technology               29.8%
2.    Financial                13.9%
3.    Consumer Cyclical        10.9%
4.    Healthcare               10.6%
5.    Capital Equipment         6.8%
6.    Retail                    4.1%
7.    Transportation            1.4%
8.    Consumer Staple           1.1%
9.    Energy                    0.7%
10.   Basic Material            0.5%



Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

As I begin my thirtieth year in this business, I appreciate more than ever what it takes to survive--and to thrive--as a money manager. My experience has taught me to be like a fox...to work with the pack without blindly following the herd...to bide my time, always ready to pounce and take advantage of the extraordinary opportunity when it presents itself.

I believe there are extraordinary opportunities out there right now for incisive, agile money managers. A number of great, young growth companies--in America and abroad--are poised to break away from their competition.

It is our goal to break away with them, using their strength and momentum to create rewards for our shareholders.

Since its inception on May 8, 1992 through December 31, 1995 the Strong Discovery Fund II has provided investors with a cumulative total return of 70.01%, outpacing the S&P 500 Stock Index's return of 63.88% for the same time period.

Market Summary

STOCKS. In 1995, two of the most influential factors that drive stock prices--earnings and interest rates--came together to create a nearly perfect environment for U.S. common stocks. The rally was a fairly steady one, with the S&P hitting 88 new highs during the twelve months. Most small stocks, though they lagged their larger brethren a bit, produced solid gains as well.

LONG BONDS. Moderate inflation and slow economic growth also helped to fuel a robust rally in long-term bonds. The benchmark 30-year Treasury bond's yield dropped to 5.95% by December 31 from 7.88% a year ago.

SHORT BONDS. Interest rates fell at the short end of the market, too. Although, thanks primarily to the Federal Reserve's moderated monetary policy, they dropped less than long rates did. After raising rates in February, the central bank lowered its federal funds rate twice, in July and in December. The easing, however, totaled just 50 basis points (0.50%) for the year, leaving the yield curve--the spread between short-and long-term rates--fairly flat.

Overall, 1995 was an excellent year for most investments, and we're proud to be able to include the Strong Discovery Fund II among that group. By balancing the Fund's holdings among a mix of resurgent, blue-chip companies and smaller, rapidly growing companies, we were able to create a total return of 35.26% for the year.

Strategy Review

STEADFAST COMMITMENT TO STOCKS. Throughout the year, we maintained a bullish exposure to U.S. common stocks. Three key factors led us to hold our course:

1. two years of robust corporate earnings growth,
2. the poor performance of the market in 1994, and
3. our view that interest rates would decline.

Our willingness to stick with a market that many believed was topping out helped the Fund participate fully in the market's year-long rally.

SELECTED THEMES. As ever, our approach to managing the portfolio included healthy measures of both bottom-up stock selection and theme-oriented research. For example, with the help of our energetic staff of analysts, we were able to take advantage of the year's strong surge in technology stocks.

In fact, a number of our holdings in this sector were among the portfolio's top performers. Examples include McAfee Associates, a California firm that specializes in computer-virus software, and CBT Group PLC, which develops, publishes, and markets software for networked and stand-alone personal computers.

By year end, however, we had begun taking profits, reducing our technology exposure significantly. As of December 31, technology issues accounted for 29.8% of the portfolio, down from a high of 50.3% at the end of September.

In addition to identifying sectors we believe show greater-than-average opportunity, we also seek to identify areas of the market that may be headed for trouble. The aging baby-boom generation, if it follows historical patterns, should soon begin to consume less and save more. This is not good news for most U.S. retailers. As a result, we have significantly underweighted this sector in the portfolio.

OPPORTUNISTIC USE OF BONDS. Late in the year, with the economy slowing and interest rates headed down further, we moved a portion of the portfolio into long-term bonds. As a result, we were able to lock in some attractive long-term yields.

Our Outlook

Overall, our outlook for U.S. stocks remains favorable. All the key variables are pointed in the right direction: growth is moderate, inflation is low, and we expect interest rates to ease further.

We all must keep in mind, however, that the market's huge run up in 1995 is a lot for the system to digest. Unless the Fed is willing to take more aggressive action to fuel the economy, the prospects for corporate earnings are, if not dim, certainly diminished, especially when compared to last year.

Still, we wholeheartedly believe that there are terrific investment opportunities out there for those investors who know where to look.

Thank you for choosing the Strong Discovery Fund II to help meet your investment needs.

Sincerely,

/s/ Richard S. Strong
Richard S. Strong
Portfolio Manager

[Photo of Richard S. Strong]

Asset Allocation
as of 12-31-95

Short-Term Investments        4.8%
Government Bonds             14.0%
Common & Preferred Stocks    81.2%

This allocation is presented as a percentage of net assets and does not reflect any options or futures positions held by the Fund. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Growth of an Assumed $10,000 Investment
from 5-8-92 to 12-31-95

          The Strong Discovery Fund II   S&P 500 Stock Index
 5-92          $10,000                      $10,000
 6-92            9,591                        9,857
12-92           10,887                       10,680
 6-93           11,392                       11,201
12-93           13,285                       11,756
 6-94           11,885                       11,358
12-94           12,569                       11,912
 6-95           14,658                       14,319
12-95          $17,001                      $16,388

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

* The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Excluding such fees and expenses from the Fund's return quotations has the effect of increasing the performance quoted.

Average Annual Total Returns*
through 12-31-95
1-year            35.26%
3-year            16.02%
Since inception   15.66%
(on 5-8-92)






SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1995

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (In Thousands)
                                                   ---------  --------------
COMMON STOCKS 80.3%
AUTO & TRUCK PARTS 1.4%
Bandag, Inc. Class A                                   3,200      $  170
Exide Corporation                                     37,200       1,707
Thompson PBE, Inc. (b)                               108,500       1,519
Transpro, Inc.                                         4,012          43
                                                                  ------
                                                                   3,439
AUTOMOBILE 1.5%
Chrysler Corporation                                  66,400       3,677

BANK - MONEY CENTER 7.0%
Bank of Tokyo, Ltd.                                   54,000         946
Bank of Tokyo, Ltd. ADR                                1,500         263
Citicorp                                              28,000       1,883
Dai-Ichi Kangyo Bank, Ltd. Japan                      53,000       1,041
Dai-Ichi Kangyo Bank, Ltd. Japan ADR                   1,900         374
Fuji Bank, Ltd.                                       43,000         949
Fuji Bank, Ltd. ADR                                    1,200         265
HSBC Holdings PLC ADR                                  6,900       1,044
Long-Term Credit Bank of Japan                        86,000         732
Mitsubishi Bank, Ltd. Japan                          125,000       2,939
Mitsubishi Bank, Ltd. Japan ADR                       14,500         353
Mitsubishi Trust & Banking Corporation                50,000         832
Mitsubishi Trust & Banking Corporation ADR             1,500         250
Mitsui Trust & Banking Company, Ltd.                 118,000       1,290
Sakura Bank, Ltd.                                    103,000       1,306
Sakura Bank, Ltd. ADR                                  2,900         368
Sumitomo Trust & Banking, Ltd.                        83,000       1,173
Yasuda Trust & Banking, Ltd.                         126,000         745
Yasuda Trust & Banking, Ltd. ADR                       5,000         296
                                                                  ------
                                                                  17,049
BEVERAGE - ALCOHOLIC 1.1%
Canandaigua Wine Company, Inc. (b)                    61,400       2,003
MSC Industrial Direct Company Class A (b)             28,400         781
                                                                   -----
                                                                   2,784
BROKERAGE & INVESTMENT MANAGEMENT 3.9%
CWM Mortgage Holdings, Inc.                           86,200       1,465
Daiwa Securities Company, Ltd.                        85,000       1,299
Daiwa Securities Company, Ltd. ADR                     1,700         260
Kankaku Securities Company (b)                        94,000         400
New Japan Securities, Ltd. (b)                        20,000         129
New Japan Securities, Ltd. ADR (b)                     4,400         284
Nikko Securities Company, Ltd. Japan                  25,000         322
Nikko Securities Company, Ltd. Japan ADR (b)           3,000         387
Nomura Securities Company, Ltd.                      109,000       2,373
Nomura Securities Company, Ltd. ADR                    4,400         960
The Quick & Reilly Group, Inc.                        52,962       1,086
Sanyo Securities, Ltd. (b)                            30,000         126
Yamaichi Securities, Ltd.                             39,000         303
Yamaichi Securities, Ltd. ADR                          4,000         311
                                                                   -----
                                                                   9,705
CHEMICAL 0.1%
Monsanto Company                                       1,500         184

COMMERCIAL SERVICE 5.4%
Accustaff, Inc. (b)                                  126,300       5,557
Career Horizons Corporation (b)                       25,075         846
Consolidated Graphics, Inc. (b)                       46,000       1,196
Corestaff, Inc. (b)                                    6,300         230
Education Alternatives, Inc. (b)                      61,475         277
HA-LO Industries, Inc. (b)                            36,700       1,129
Paychex, Inc.                                         18,400         918
Sensormatic Electronics Corporation                  171,550       2,981
                                                                  ------
                                                                  13,134
COMPUTER - PERIPHERAL EQUIPMENT 1.2%
Dialogic Corporation (b)                              37,800       1,455
Seagate Technology, Inc. (b)                           5,100         242
VideoServer, Inc. (b)                                 39,500       1,244
                                                                  ------
                                                                   2,941
COMPUTER - PERSONAL & WORKSTATION 0.3%
Sun Microsystems, Inc. (b)                            16,800         766

COMPUTER SERVICE 0.4%
America Online, Inc. (b)                              28,500       1,069

COMPUTER SOFTWARE 13.4%
Access Health, Inc. (b)                               30,700       1,358
Adobe Systems, Inc.                                    3,000         186
Ascend Communications, Inc. (b)                       32,800       2,661
Avant! Corporation (b)                                43,000         828
CBT Group PLC ADR (b)                                 52,300       2,772
Cheyenne Software, Inc. (b)                           53,300       1,392
Cisco Systems, Inc. (b)                                  750          56
Computer Associates International, Inc.               83,225       4,733
Diamond Multimedia Systems, Inc. (b)                  15,900         570
Enterprise Systems, Inc. (b)                          21,300         650
FORE Systems, Inc. (b)                                63,000       3,748
Informix Corporation (b)                              19,300         579
McAfee Associates, Inc. (b)                           53,250       2,336
NTT Data Communications Systems Company                  120       4,029
NETCOM On-Line Communication Services, Inc. (b)       55,575       2,001
Netscape Communications Corporation                    3,800         528
Network Equipment Technologies, Inc. (b)              29,875         818
Network General Corporation (b)                       17,550         586
SQA, Inc. (b)                                          2,500          48
Spyglass, Inc. (b)                                    22,300       1,271
Sybase, Inc. (b)                                      29,700       1,069
3Com Corporation (b)                                  13,050         608
                                                                  ------
                                                                  32,827
COMPUTER SYSTEMS 3.9%
System Software Associates, Inc.                     439,088       9,550

CONGLOMERATE 0.5%
Marubeni Corporation                                 197,000       1,066
Marubeni Corporation ADR                               4,500         244
                                                                  ------
                                                                   1,310
CONSUMER - MISCELLANEOUS 2.1%
The Loewen Group, Inc.                               205,700       5,207

DIVERSIFIED OPERATIONS 0.1%
Jason, Inc. (Acquired 1/21/94; Cost $230) (b)(d)      26,125         149

ELECTRICAL EQUIPMENT 0.1%
Toshiba Corporation                                   45,000         352




                                      4


                      See notes to financial statements.

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (In Thousands)
                                                   ---------  --------------
ELECTRONIC PARTS DISTRIBUTION 1.4%
Kent Electronics Corporation (b)                      10,150      $  593
Marshall Industries (b)                               85,650       2,752
                                                                   -----
                                                                   3,345

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
Mitsumi Electric Company, Ltd.                        15,000         361
Rohm Company, Ltd.                                    16,000         903
                                                                   -----
                                                                   1,264
ELECTRONICS - SEMICONDUCTOR/COMPONENT 0.4%
Dallas Semiconductor Corporation                       5,150         107
Uniphase Corporation (b)                               7,400         265
Xilinx, Inc. (b)                                      20,900         637
                                                                   -----
                                                                   1,009
FINANCE - MISCELLANEOUS 1.3%
American Express Company                              11,400         472
Capital One Financial Corporation                      5,900         141
Medaphis Corporation (b)                              35,450       1,312
Mercury Finance Company                               76,325       1,011
Sunamerica, Inc.                                       5,250         249
                                                                   -----
                                                                   3,185
HEALTHCARE - DRUG/DIVERSIFIED 1.8%
Pharmacia & Upjohn, Inc. (b)                         115,370       4,471

HEALTHCARE - MEDICAL SUPPLY 2.8%
Amerisource Distribution Corporation Class A(b)        5,500         182
Dentsply International, Inc.                          35,700       1,428
Gulf South Medical Supply, Inc. (b)                   22,800         690
Laboratory Corporation of America Holdings
  Warrants, Expire 4/28/00 (b)                         9,801           7
Omnicare, Inc.                                        31,275       1,400
Physician Sales & Service, Inc. (b)                   84,800       2,417
Sybron International Corporation (b)                  27,800         660
                                                                   -----
                                                                   6,784

HEALTHCARE - PATIENT CARE 6.0%
American Oncology Resources, Inc. (b)                 20,400         992
Community Care of America, Inc. (b)                   15,350         161
Compdent Corporation  (b)                              8,200         340
Coram Healthcare Corporation (b)                      16,700          73
Home Health Corporation of America (b)                59,100         650
Humana, Inc. (b)                                      46,675       1,278
Oxford Health Plans, Inc. (b)                         49,200       3,635
PhyCor, Inc. (b)                                       5,700         288
Physicians Health Services, Inc. Class A  (b)         14,300         529
Sheridan Healthcare, Inc. (b)                        181,000       2,195
United Dental Care, Inc. (b)                          70,900       2,925
U.S. Healthcare, Inc.                                 12,400         577
Vencor, Inc. (b)                                      22,634         736
WellPoint Health Networks, Inc. Class A (b)           10,500         337
                                                                   -----
                                                                  14,716
HOUSEHOLD APPLIANCE & FURNISHINGS 0.6%
Fedders Corporation Class A                          280,400       1,192
Matsushita-Kotobuki Electronics Industries, Ltd.
                                                      16,000         406
                                                                   -----
                                                                   1,598
INSURANCE - PROPERTY & CASUALTY 0.8%
Risk Capital Holdings, Inc. (b)                       80,800       1,889

LEISURE PRODUCT 3.3%
Custom Chrome, Inc. (b)                               28,400         657
Harley-Davidson, Inc.                                236,100       6,788
Oakley, Inc. (b)                                      17,100         581
                                                                   -----
                                                                   8,026
LEISURE SERVICE 1.2%
The Walt Disney Company                                9,650         569
Harrahs Entertainment, Inc. (b)                       82,400       1,998
Promus Hotel Corporation (b)                           9,250         206
Sholodge, Inc. (b)                                    13,400         127
                                                                   -----
                                                                   2,900
MACHINE TOOL 0.6%
Applied Power, Inc.                                   48,600       1,458

MACHINERY - AGRICULTURE 0.1%
Deere & Company                                        7,300         257

MEDIA - RADIO/TV 0.6%
CAI Wireless Systems, Inc.                             8,700          84
Evergreen Media Corporation Class A (b)               21,100         675
Heartland Wireless Communications, Inc. (b)           16,700         497
Infinity Broadcasting Corporation (b)                  2,600          97
People's Choice TV Corporation                         7,000         133
                                                                   -----
                                                                   1,486
METAL PRODUCTS & FABRICATION 0.6%
Sync Research, Inc. (b)                               30,400       1,376

MORTGAGE & RELATED SERVICE 0.1%
North American Mortgage Company                        7,200         153

OFFICE AUTOMATION 5.3%
Canon, Inc.                                           62,000       1,122
Canon, Inc. ADR                                        3,000         274
Danka Business Systems PLC ADR                       234,975       8,694
Nu-Kote Holding, Inc. Class A  (b)                    91,400       1,554
Xerox Corporation                                      9,300       1,274
                                                                   -----
                                                                  12,918
OIL - NORTH AMERICAN EXPLORATION
 & PRODUCTION 0.7%
Flores & Rucks, Inc. (b)                             114,400       1,659

PAPER & FOREST PRODUCTS 0.5%
Buckeye Cellulose Corporation (b)                     52,400       1,153

PERSONAL & COMMERCIAL LENDING 0.4%
National Auto Credit, Inc. (b)                        61,300         996

RAILROAD 1.4%
Burlington Northern Santa Fe Corporation              10,273         801
East Japan Railway Company                                95         461
Kansas City Southern Industries, Inc.                 45,700       2,091
                                                                   -----
                                                                   3,353
REAL ESTATE 0.4%
Mitsui Fudosan                                        87,000       1,069


                                      5


                      See notes to financial statements.

                                                   SHARES OR      VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT    (IN THOUSANDS)
                                                   ---------  --------------
RETAIL - DEPARTMENT STORE 0.3%
Federated Department Stores, Inc. (b)                 25,100        $690

RETAIL - RESTAURANT 0.2%
Quality Dining, Inc. (b)                              10,100         245
Rainforest Cafe, Inc. (b)                             10,600         319
                                                                     ---
                                                                     564
RETAIL - SPECIALTY 3.5%
CUC International, Inc. (b)                           36,550       1,247
Central Garden and Pet Company (b)                   177,600       1,687
Corporate Express, Inc. (b)                           55,600       1,675
Hollywood Entertainment Corporation (b)               99,000         829
Movie Gallery, Inc.  (b)                              46,900       1,430
Office Depot, Inc. (b)                                90,450       1,786
Viking Office Products, Inc. (b)                         400          19
                                                                   -----
                                                                   8,673
SHOE & APPAREL MANUFACTURING 0.2%
Sankyo Seiki Manufacturing  (b)                       46,000         427

TELECOMMUNICATION EQUIPMENT 1.1%
Andrew Corporation (b)                                10,200         390
Cascade Communications Corporation (b)                 2,400         205
Newbridge Networks Corporation  (b)                   19,800         819
VTEL Corporation (b)                                  71,000       1,313
                                                                   -----
                                                                   2,727
TELECOMMUNICATION SERVICE 1.8%
DDI Corporation                                          554       4,288
EqualNet Holding Corporation (b)                      26,900         195
                                                                   -----
                                                                   4,483
                                                                 -------
TOTAL COMMON STOCKS (COST $186,340)                              196,772

PREFERRED STOCK 0.9%
SAP AG  (Cost $2,065)                                 14,000       2,123

UNITED STATES GOVERNMENT ISSUES 14.0%
United States Treasury Bonds, 6.875%,
  Due 8/15/25 (c) (Cost $33,589)                     $30,375      34,276

CASH EQUIVALENTS (a) 2.6%
COMMERCIAL PAPER
DISCOUNTED 2.2%
Salomon, Inc.
  Due 1/02/96                                          2,870       2,870
Mallinckrodt Group
  Due 1/02/96                                          2,530       2,530
                                                                   -----
                                                                   5,400

INTEREST BEARING, DUE UPON DEMAND 0.4%
Sara Lee Corporation, 5.47%                              661         661
Southwestern Bell Telephone Company, 5.72%               286         286
Wisconsin Electric Power Company, 5.53%                   28          28
                                                                   -----
                                                                     975
                                                                   -----
Total Cash Equivalents (Cost $6,375)                               6,375
                                                                   -----
TOTAL INVESTMENTS IN SECURITIES
(COST $228,369) 97.8%                                            239,546
Other Assets and Liabilities, Net 2.2%                             5,501
                                                                 -------
NET ASSETS 100.0%                                               $245,047
                                                                 =======

FUTURES
-------

                                         UNDERLYING
                                        FACE AMOUNT      UNREALIZED
                         EXPIRATION      AT VALUE       DEPRECIATION
                            DATE      (In Thousands)   (In Thousands)
                         ----------   --------------   --------------
Sold:
136  S&P 500 Futures         3/96       $42,055          $   130

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------

                                           VALUE         UNREALIZED
                         SETTLEMENT       IN USD        APPRECIATION
                            DATE      (In Thousands)   (In Thousands)
                         ----------   --------------   --------------
Sold:
    3,058,973    DEM       5/17/96    $ 2,145           $   21
3,640,578,000    JPY       5/13/96     35,232            1,432

OPTIONS
-------

                                                                    PREMIUMS
                                                        NUMBER   (In Thousands)
                                                        ------   --------------
Options outstanding at Beginning of Period                --          $  --
Options written during the period                       1,097            431
Options cancelled in closing purchase transactions     (1,097)          (431)
                                                       -------        -------
Options outstanding at End of Period                      --           $  --
                                                       =======        =======

Exercised and expired options resulted in a capital loss (in thousands) of $87.

                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
-----------------------                        -------------
United States . . . . . . . . . . . . . . . . . .       75.0%
Japan . . . . . . . . . . . . . . . . . . . . . .       14.8%
United Kingdom  . . . . . . . . . . . . . . . . .        3.5%
Canada  . . . . . . . . . . . . . . . . . . . . .        2.1%
Ireland . . . . . . . . . . . . . . . . . . . . .        1.1%
Germany . . . . . . . . . . . . . . . . . . . . .        0.9%
Hong Kong . . . . . . . . . . . . . . . . . . . .        0.4%
Other Assets and Liabilities, Net . . . . . . . .        2.2%
                                                       ------
Total . . . . . . . . . . . . . . . . . . . . . .      100.0%
                                                       ======

LEGEND
------
(a) Cash equivalents include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) Restricted security.

    All principal amounts and costs are stated in thousands. Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
----------------------
DEM   German Mark
JPY   Japanese Yen


                                       6



                      See notes to financial statements.



STATEMENT OF OPERATIONS

For the Year Ended December 31, 1995              (In Thousands)
INCOME:
  Dividends                                            $ 1,134
  Interest                                                 476
                                                       -------
  Total Income                                           1,610

EXPENSES:
  Investment Advisory Fees                               1,677
  Custodian Fees                                           157
  Shareholder Servicing Costs                              260
  Reports to Shareholders                                   37
  Federal and State Registration Fees                       21
  Other                                                     45
                                                       -------
  Total Expenses                                         2,197
                                                       -------
NET INVESTMENT LOSS                                       (587)

REALIZED AND UNREALIZED GAIN:
  Net Realized Gain on:
    Investments                                         33,729
    Futures Contracts, Options, and Hedges                 145
    Foreign Currencies                                       1
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                         13,860
    Futures Contracts, Options, and Hedges               1,323
                                                       -------

NET GAIN                                                49,058
                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $48,471
                                                       =======




                                      7




                      See notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
                                     (In Thousands, Except Per Share Amounts)

ASSETS:
  Investments in Securities, at Value (Cost of $228,369)            $239,546
  Receivable from Brokers for Securities and
    Forward Foreign Currency Contracts Sold                           11,287
  Dividends and Interest Receivable                                    2,213
                                                                    --------
  Total Assets                                                       253,046

LIABILITIES:
  Payable to Brokers for Securities and
   Forward Foreign Currency Contracts Purchased                        7,434
  Accrued Operating Expenses and Other Liabilities                       565
                                                                    --------
  Total Liabilities                                                    7,999
                                                                    --------
NET ASSETS                                                          $245,047
                                                                    ========

Capital Shares
  Authorized                                                         300,000
  Outstanding                                                         18,233

NET ASSET VALUE PER SHARE                                           $  13.44
                                                                    ========




STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1995 and 1994            (In Thousands)
                                                          1995      1994
                                                      --------     --------
OPERATIONS:
  Net Investment Income (Loss)                        ($   587)    $  1,047
  Net Realized Gain                                     33,875        2,742
  Change in Unrealized Appreciation/Depreciation        15,183       (8,203)
                                                      --------     --------
  Increase (Decrease) in Net Assets Resulting
     from Operations                                    48,471       (4,414)

CAPITAL SHARE TRANSACTIONS                              80,827       60,218

DISTRIBUTIONS:
  From Net Investment Income                                --       (1,047)
  In Excess of Net Investment Income                    (3,178)      (4,473)
  From Net Realized Gains                                   --       (3,295)
                                                      --------     --------

TOTAL INCREASE IN NET ASSETS                           126,120       46,989

NET ASSETS:
  Beginning of Year                                    118,927       71,938
                                                      --------     --------
  End of Year                                         $245,047     $118,927
                                                      ========     ========


                      See notes to financial statements.


                                      8


NOTES TO FINANCIAL STATEMENTS
December 31, 1995

1.  ORGANIZATION
    The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.  SIGNIFICANT ACCOUNTING POLICIES
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1995 were as follows (in thousands):
            Aggregate Cost           $230
            Aggregate Fair Value      149
            Percent of Net Assets     0.1%

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

         The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

    (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

    (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates.
         Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



                                      9
    NOTES TO FINANCIAL STATEMENTS (continued)
    December 31, 1995

    (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

    (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.  NET ASSETS
    Net assets as of December 31, 1995 were as follows (in thousands):

    Capital Stock                       $204,656
    Undistributed Net Investment Loss       (234)
    Undistributed Net Realized Gain       28,125
    Net Unrealized Appreciation           12,500
                                        --------
                                        $245,047
                                        ========

4.  CAPITAL SHARE TRANSACTIONS
    Transactions in shares of the Fund for the years ended December 31, 1995 and 1994 were as follows (in thousands):

                                    1995               1994
                             ----------------   ----------------
                             SHARES   DOLLARS   SHARES   DOLLARS
                             ------   --------  -------  -------
Shares Sold                  11,517  $141,163    9,272  $101,331
Dividends Reinvested            240     3,176      851     8,807
Shares Redeemed              (5,338)  (63,512)  (4,542)  (49,920)
                             ------  --------   ------  --------
                              6,419  $ 80,827    5,581  $ 60,218
                             ======  ========   ======  ========

5.  RELATED PARTY TRANSACTIONS
    Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

    The amount payable to the Advisor at December 31, 1995 and unaffiliated directors' fees for 1995 were (in thousands) $262 and $4, respectively.

6.  INVESTMENT TRANSACTIONS
    The aggregate purchases and sales of long-term securities for the year ended December 31, 1995 were as follows (in thousands):

    Purchases:
      U.S. Government and Agency   $ 33,589
      Other                         929,508

    Sales:
    U.S. Government and Agency           --
    Other                           873,156

7.  INCOME TAX INFORMATION
    At December 31, 1995, the investment cost and gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):


    Aggregate Investment Cost   $229,273
                                ========
    Aggregate Unrealized:
      Appreciation              $ 21,606
      Depreciation               (11,333)
                                --------
                                $ 10,273
                                ========

For corporate shareholders in the Fund, the percentage qualifying for the dividends-received deduction is 20.3%.

                                      10




FINANCIAL HIGHLIGHTS


The following presents information relating to a share of capital stock of the Fund, outstanding for the entire period.

                                                                1995       1994       1993     1992(a)
                                                              -------     -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  10.07    $  11.54    $ 10.15   $  10.00
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
  Net Investment Income                                         (0.03)       0.10       0.05       0.04
  Net Realized and Unrealized Gains
  (Losses) on Investments                                        3.58       (0.71)      2.09       0.78
                                                             --------    --------    -------   --------
TOTAL FROM INVESTMENT OPERATIONS                                 3.55       (0.61)      2.14       0.82

LESS DISTRIBUTIONS
------------------
  From Net Investment Income                                       --       (0.10)     (0.05)     (0.04)
  In Excess of Net Investment Income                            (0.18)      (0.43)     (0.70)        --
  From Net Realized Gains                                          --       (0.33)        --      (0.63)(b)
                                                             --------    --------    -------   --------

TOTAL DISTRIBUTIONS                                             (0.18)      (0.86)     (0.75)     (0.67)
                                                             --------    --------    -------   --------
NET ASSET VALUE, END OF PERIOD                               $  13.44    $  10.07    $ 11.54   $  10.15
                                                             ========    ========    =======   ========

Total Return                                                    +35.3%       -5.4%     +22.0%      +8.9%

Net Assets, End of Period (In Thousands)                     $248,047    $118,927    $71,938   $ 26,739
Ratio of Expenses to Average Net Assets                           1.3%        1.2%       1.3%       1.7%*
Ratio of Net Investment Income to Average Net Assets             (0.3%)       1.1%       0.5%       0.5%*
Portfolio Turnover Rate                                         542.1%      662.5%     976.5%   1,149.6%

*   Calculated on an annualized basis.
(a) Inception date is May 8, 1992. Total return and portfolio turnover rate are not annualized.
(b) Ordinary income distribution for tax purposes.



                                      11

REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of the Strong Discovery Fund II


We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Discovery Fund II as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
January 25, 1996